UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 - March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2022

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	42
ENERGY FUND	50
ENERGY SERVICES FUND	58
FINANCIAL SERVICES FUND	66
HEALTH CARE FUND	75
INTERNET FUND	83
LEISURE FUND	91
PRECIOUS METALS FUND	99
REAL ESTATE FUND	107
RETAILING FUND	116
TECHNOLOGY FUND	124
TELECOMMUNICATIONS FUND	133
TRANSPORTATION FUND	141
UTILITIES FUND	149
NOTES TO FINANCIAL STATEMENTS	157
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	170
OTHER INFORMATION	171
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	173
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	179

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Rydex Sector Funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.36%	(0.94%)	$ 1,000.00	$ 990.60	$ 6.75
A-Class	1.61%	(1.08%)	1,000.00	989.20	7.98
C-Class	2.36%	(1.44%)	1,000.00	985.60	11.68
H-Class	1.60%	(1.06%)	1,000.00	989.40	7.94
Basic Materials Fund
Investor Class	1.36%	16.62%	1,000.00	1,166.20	7.34
A-Class	1.61%	16.48%	1,000.00	1,164.80	8.69
C-Class	2.36%	16.05%	1,000.00	1,160.50	12.71
H-Class	1.61%	16.49%	1,000.00	1,164.90	8.69
Biotechnology Fund
Investor Class	1.36%	(12.56%)	1,000.00	874.40	6.36
A-Class	1.61%	(12.68%)	1,000.00	873.20	7.52
C-Class	2.36%	(13.00%)	1,000.00	870.00	11.00
H-Class	1.61%	(12.66%)	1,000.00	873.40	7.52
Consumer Products Fund
Investor Class	1.36%	7.75%	1,000.00	1,077.50	7.04
A-Class	1.61%	7.62%	1,000.00	1,076.20	8.33
C-Class	2.36%	7.24%	1,000.00	1,072.40	12.19
H-Class	1.61%	7.63%	1,000.00	1,076.30	8.33
Electronics Fund
Investor Class	1.36%	6.62%	1,000.00	1,066.20	7.01
A-Class	1.61%	6.49%	1,000.00	1,064.90	8.29
C-Class	2.36%	6.08%	1,000.00	1,060.80	12.13
H-Class	1.61%	6.48%	1,000.00	1,064.80	8.29
Energy Fund
Investor Class	1.36%	39.88%	1,000.00	1,398.80	8.13
A-Class	1.61%	39.70%	1,000.00	1,397.00	9.62
C-Class	2.36%	39.18%	1,000.00	1,391.80	14.07
H-Class	1.61%	39.70%	1,000.00	1,397.00	9.62
Energy Services Fund
Investor Class	1.36%	33.06%	1,000.00	1,330.60	7.90
A-Class	1.62%	32.89%	1,000.00	1,328.90	9.41
C-Class	2.36%	32.40%	1,000.00	1,324.00	13.67
H-Class	1.63%	32.89%	1,000.00	1,328.90	9.46
Financial Services Fund
Investor Class	1.36%	4.03%	1,000.00	1,040.30	6.92
A-Class	1.61%	3.90%	1,000.00	1,039.00	8.18
C-Class	2.36%	3.50%	1,000.00	1,035.00	11.97
H-Class	1.62%	3.91%	1,000.00	1,039.10	8.24
Health Care Fund
Investor Class	1.35%	(1.04%)	1,000.00	989.60	6.70
A-Class	1.61%	(1.14%)	1,000.00	988.60	7.98
C-Class	2.36%	(1.52%)	1,000.00	984.80	11.68
H-Class	1.61%	(1.11%)	1,000.00	988.90	7.98

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.36%	(23.30%)	$ 1,000.00	$ 767.00	$ 5.99
A-Class	1.61%	(23.40%)	1,000.00	766.00	7.09
C-Class	2.36%	(23.69%)	1,000.00	763.10	10.37
H-Class	1.61%	(23.40%)	1,000.00	766.00	7.09
Leisure Fund
Investor Class	1.36%	(12.21%)	1,000.00	877.90	6.37
A-Class	1.61%	(12.32%)	1,000.00	876.80	7.53
C-Class	2.36%	(12.65%)	1,000.00	873.50	11.02
H-Class	1.61%	(12.31%)	1,000.00	876.90	7.53
Precious Metals Fund
Investor Class	1.26%	31.31%	1,000.00	1,313.10	7.27
A-Class	1.51%	31.16%	1,000.00	1,311.60	8.70
C-Class	2.26%	30.67%	1,000.00	1,306.70	13.00
H-Class	1.51%	31.15%	1,000.00	1,311.50	8.70
Real Estate Fund
A-Class	1.61%	6.13%	1,000.00	1,061.30	8.27
C-Class	2.36%	5.74%	1,000.00	1,057.40	12.11
H-Class	1.62%	6.15%	1,000.00	1,061.50	8.33
Retailing Fund
Investor Class	1.36%	(10.46%)	1,000.00	895.40	6.43
A-Class	1.61%	(10.55%)	1,000.00	894.50	7.60
C-Class	2.36%	(10.90%)	1,000.00	891.00	11.13
H-Class	1.60%	(10.55%)	1,000.00	894.50	7.56
Technology Fund
Investor Class	1.35%	(6.81%)	1,000.00	931.90	6.50
A-Class	1.61%	(6.92%)	1,000.00	930.80	7.75
C-Class	2.36%	(7.27%)	1,000.00	927.30	11.34
H-Class	1.60%	(6.93%)	1,000.00	930.70	7.70
Telecommunications Fund
Investor Class	1.37%	(6.34%)	1,000.00	936.60	6.61
A-Class	1.62%	(6.43%)	1,000.00	935.70	7.82
C-Class	2.37%	(6.79%)	1,000.00	932.10	11.42
H-Class	1.62%	(6.43%)	1,000.00	935.70	7.82
Transportation Fund
Investor Class	1.36%	3.71%	1,000.00	1,037.10	6.91
A-Class	1.61%	3.57%	1,000.00	1,035.70	8.17
C-Class	2.36%	3.19%	1,000.00	1,031.90	11.96
H-Class	1.61%	3.58%	1,000.00	1,035.80	8.17
Utilities Fund
Investor Class	1.37%	17.59%	1,000.00	1,175.90	7.43
A-Class	1.61%	17.48%	1,000.00	1,174.80	8.73
C-Class	2.36%	17.00%	1,000.00	1,170.00	12.77
H-Class	1.62%	17.45%	1,000.00	1,174.50	8.78

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.36%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
Basic Materials Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Biotechnology Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Consumer Products Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Electronics Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Energy Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Energy Services Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Financial Services Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Health Care Fund
Investor Class	1.35%	5.00%	1,000.00	1,018.20	6.79
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.36%	5.00%	$ 1,000.00	$ 1,018.15	$ 6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Leisure Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Precious Metals Fund
Investor Class	1.26%	5.00%	1,000.00	1,018.65	6.34
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
Real Estate Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Retailing Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
Technology Fund
Investor Class	1.35%	5.00%	1,000.00	1,018.20	6.79
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
Telecommunications Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Transportation Fund
Investor Class	1.36%	5.00%	1,000.00	1,018.15	6.84
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 31, 2022, Banking Fund Investor Class returned 4.62%, compared with 14.69% for the S&P 500 Financials Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were regional banks, diversified banks, and asset management & custody banks. The only industry detracting from return was thrifts & mortgage finance.

Wells Fargo & Co., First Horizon Corp., and Bank of America Corp. contributed the most to the Fund’s return for the period. Citigroup, Inc., First Citizens BancShares, Inc. - Class A, and JPMorgan Chase & Co. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.0%
Wells Fargo & Co.	3.9%
Citigroup, Inc.	3.2%
U.S. Bancorp	2.8%
PNC Financial Services Group, Inc.	2.8%
Truist Financial Corp.	2.8%
Capital One Financial Corp.	2.4%
Bank of New York Mellon Corp.	2.0%
Apollo Global Management, Inc.	2.0%
Top Ten Total	30.0%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	4.62%	6.73%	8.89%
A-Class Shares	4.36%	6.36%	8.57%
A-Class Shares with sales charge‡	(0.59%)	5.33%	8.04%
C-Class Shares	3.58%	5.57%	7.76%
C-Class Shares with CDSC§	2.58%	5.57%	7.76%
H-Class Shares**	4.38%	6.36%	8.50%
S&P 500 Financials Index	14.69%	12.36%	13.86%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2022
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Banks - 90.1%
JPMorgan Chase & Co.	3,958	$539,555
Bank of America Corp.	12,799	527,575
Wells Fargo & Co.	10,616	514,451
Citigroup, Inc.	7,989	426,613
U.S. Bancorp	6,950	369,392
PNC Financial Services Group, Inc.	1,992	367,424
Truist Financial Corp.	6,400	362,880
Bank of New York Mellon Corp.	5,356	265,818
State Street Corp.	2,759	240,364
SVB Financial Group*	429	240,004
First Republic Bank	1,380	223,698
Fifth Third Bancorp	5,127	220,666
Northern Trust Corp.	1,804	210,076
M&T Bank Corp.	1,140	193,230
Huntington Bancshares, Inc.	13,118	191,785
Regions Financial Corp.	8,544	190,189
KeyCorp	8,402	188,037
Citizens Financial Group, Inc.	3,920	177,694
Signature Bank	575	168,757
First Horizon Corp.	6,640	155,974
ICICI Bank Ltd. ADR	8,067	152,789
Toronto-Dominion Bank	1,823	144,783
Royal Bank of Canada	1,300	143,351
Comerica, Inc.	1,574	142,337
HDFC Bank Ltd. ADR	2,307	141,488
East West Bancorp, Inc.	1,769	139,786
HSBC Holdings plc ADR[1]	4,072	139,344
UBS Group AG1	6,998	136,741
Bank of Nova Scotia	1,902	136,411
Webster Financial Corp.	2,367	132,836
Bank of Montreal	1,117	131,772
Deutsche Bank AG1	10,364	131,105
Zions Bancorp North America	1,988	130,333
Popular, Inc.	1,575	128,740
First Citizens BancShares, Inc. — Class A	193	128,461
Cullen/Frost Bankers, Inc.	915	126,645
Commerce Bancshares, Inc.	1,763	126,213
Western Alliance Bancorporation	1,492	123,567
Canadian Imperial Bank of Commerce	1,009	122,785
Synovus Financial Corp.	2,300	112,700
Pinnacle Financial Partners, Inc.	1,198	110,312
Prosperity Bancshares, Inc.	1,530	106,151
First Financial Bankshares, Inc.	2,380	105,006
BOK Financial Corp.	1,106	103,909
SouthState Corp.	1,254	102,314
Cadence Bank	3,406	99,660
ServisFirst Bancshares, Inc.	1,043	99,387
Bank OZK	2,298	98,125
Valley National Bancorp	7,495	97,585
Glacier Bancorp, Inc.	1,936	97,342
Silvergate Capital Corp. — Class A*	645	97,118
Wintrust Financial Corp.	1,038	96,461
PacWest Bancorp	2,155	92,945
United Bankshares, Inc.	2,646	92,292
UMB Financial Corp.	941	91,428
Old National Bancorp	5,487	89,877
Hancock Whitney Corp.	1,707	89,020
FNB Corp.	7,014	87,324
Eastern Bankshares, Inc.	3,972	85,557
Umpqua Holdings Corp.	4,438	83,701
First Interstate BancSystem, Inc. — Class A	2,256	82,953
BankUnited, Inc.	1,887	82,953
Independent Bank Corp.	1,013	82,752
Community Bank System, Inc.	1,179	82,707
Home BancShares, Inc.	3,607	81,518
First Hawaiian, Inc.	2,854	79,598
United Community Banks, Inc.	2,267	78,892
Bank of Hawaii Corp.	930	78,046
CVB Financial Corp.	3,343	77,591
Associated Banc-Corp.	3,409	77,589
Cathay General Bancorp	1,711	76,567
Ameris Bancorp	1,635	71,744
Simmons First National Corp. — Class A	2,702	70,846
Atlantic Union Bankshares Corp.	1,873	68,720
Texas Capital Bancshares, Inc.*	1,198	68,657
Fulton Financial Corp.	4,105	68,225
Columbia Banking System, Inc.	2,051	66,186
Hilltop Holdings, Inc.	2,174	63,916
Triumph Bancorp, Inc.*	658	61,865
Customers Bancorp, Inc.*	1,005	52,401
Total Banks		11,845,609

Diversified Financial Services - 4.3%
Capital One Financial Corp.	2,353	308,926
Apollo Global Management, Inc.	4,177	258,932
Total Diversified Financial Services		567,858

Savings & Loans - 2.8%
People’s United Financial, Inc.	6,060	121,139
New York Community Bancorp, Inc.	8,723	93,511
Investors Bancorp, Inc.	5,301	79,144
Pacific Premier Bancorp, Inc.	2,157	76,250
Total Savings & Loans		370,044

Insurance - 2.6%
Equitable Holdings, Inc.	4,757	147,039
Voya Financial, Inc.	1,727	114,586
Jackson Financial, Inc. — Class A	1,917	84,789
Total Insurance		346,414

Total Common Stocks
(Cost $8,395,072)		13,129,925

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$43,940	$43,940
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	16,923	16,923
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	4,400	4,400
Total Repurchase Agreements
(Cost $65,263)		65,263

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	245,364	$245,364
Total Securities Lending Collateral
(Cost $245,364)		245,364

Total Investments - 102.2%
(Cost $8,705,699)		$13,440,552
Other Assets & Liabilities, net - (2.2)%		(285,183)
Total Net Assets - 100.0%		$13,155,369

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,129,925	$—	$—	$13,129,925
Repurchase Agreements	—	65,263	—	65,263
Securities Lending Collateral	245,364	—	—	245,364
Total Assets	$13,375,289	$65,263	$—	$13,440,552

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $237,299 of securities loaned (cost $8,640,436)	$13,375,289
Repurchase agreements, at value (cost $65,263)	65,263
Receivables:
Dividends	27,436
Fund shares sold	1,500
Foreign tax reclaims	226
Securities lending income	39
Total assets	13,469,753

Liabilities:
Payable for:
Return of securities lending collateral	245,364
Fund shares redeemed	31,108
Management fees	10,293
Transfer agent and administrative fees	3,257
Distribution and service fees	3,243
Portfolio accounting fees	1,211
Trustees’ fees*	291
Miscellaneous	19,617
Total liabilities	314,384
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,155,369

Net assets consist of:
Paid in capital	$21,127,105
Total distributable earnings (loss)	(7,971,736)
Net assets	$13,155,369

Investor Class:
Net assets	$4,238,799
Capital shares outstanding	42,534
Net asset value per share	$99.66

A-Class:
Net assets	$4,591,058
Capital shares outstanding	51,514
Net asset value per share	$89.12
Maximum offering price per share (Net asset value divided by 95.25%)	$93.56

C-Class:
Net assets	$2,009,744
Capital shares outstanding	26,005
Net asset value per share	$77.28

H-Class:
Net assets	$2,315,768
Capital shares outstanding	26,723
Net asset value per share	$86.66

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $12,760)	$798,162
Interest	77
Income from securities lending, net	1,034
Total investment income	799,273

Expenses:
Management fees	286,858
Distribution and service fees:
A-Class	11,582
C-Class	18,169
H-Class	11,300
Transfer agent and administrative fees	93,658
Portfolio accounting fees	33,748
Professional fees	15,038
Custodian fees	4,570
Trustees’ fees*	3,802
Line of credit fees	46
Miscellaneous	19,820
Total expenses	498,591
Net investment income	300,682

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	394,136
Net realized gain	394,136
Net change in unrealized appreciation (depreciation) on:
Investments	(606,233)
Net change in unrealized appreciation (depreciation)	(606,233)
Net realized and unrealized loss	(212,097)
Net increase in net assets resulting from operations	$88,585

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$300,682	$173,043
Net realized gain (loss) on investments	394,136	(10,139,015)
Net change in unrealized appreciation (depreciation) on investments	(606,233)	16,178,865
Net increase in net assets resulting from operations	88,585	6,212,893

Distributions to shareholders:
Investor Class	(95,987)	(123,639)
A-Class	(22,759)	(109,741)
C-Class	(11,775)	(28,038)
H-Class	(42,522)	(12,149)
Total distributions to shareholders	(173,043)	(273,567)

Capital share transactions:
Proceeds from sale of shares
Investor Class	183,255,069	100,467,394
A-Class	3,587,616	776,718
C-Class	2,706,835	1,445,210
H-Class	20,206,275	6,995,067
Distributions reinvested
Investor Class	95,654	120,914
A-Class	22,623	106,076
C-Class	11,756	27,016
H-Class	42,504	12,065
Cost of shares redeemed
Investor Class	(187,860,624)	(111,860,093)
A-Class	(3,226,427)	(1,524,259)
C-Class	(1,555,949)	(1,789,662)
H-Class	(22,615,331)	(3,368,112)
Net decrease from capital share transactions	(5,329,999)	(8,591,666)
Net decrease in net assets	(5,414,457)	(2,652,340)

Net assets:
Beginning of year	18,569,826	21,222,166
End of year	$13,155,369	$18,569,826

Capital share activity:
Shares sold
Investor Class	1,795,247	1,395,191
A-Class	38,825	10,123
C-Class	33,608	25,920
H-Class	227,308	102,619
Shares issued from reinvestment of distributions
Investor Class	921	1,596
A-Class	243	1,560
C-Class	146	453
H-Class	470	182
Shares redeemed
Investor Class	(1,847,955)	(1,640,247)
A-Class	(34,722)	(23,881)
C-Class	(19,633)	(32,869)
H-Class	(256,166)	(51,236)
Net decrease in shares	(61,708)	(210,589)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$95.71	$51.83	$74.58	$86.27	$76.86
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	1.25	1.14	.81	.60
Net gain (loss) on investments (realized and unrealized)	3.42	44.89	(23.38)	(10.92)	9.12
Total from investment operations	4.45	46.14	(22.24)	(10.11)	9.72
Less distributions from:
Net investment income	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$99.66	$95.71	$51.83	$74.58	$86.27

Total Return	4.62%	90.06%	(30.08%)	(11.63%)	12.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,239	$9,027	$17,507	$5,997	$26,209
Ratios to average net assets:
Net investment income (loss)	1.02%	1.79%	1.47%	0.97%	0.73%
Total expenses	1.36%	1.43%	1.48%	1.46%	1.38%
Portfolio turnover rate	501%	799%	360%	633%	772%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$85.85	$46.98	$67.81	$78.80	$70.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	1.02	.87	.57	.37
Net gain (loss) on investments (realized and unrealized)	3.06	40.11	(21.19)	(9.98)	8.33
Total from investment operations	3.77	41.13	(20.32)	(9.41)	8.70
Less distributions from:
Net investment income	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$89.12	$85.85	$46.98	$67.81	$78.80

Total Return[b]	4.36%	88.72%	(30.25%)	(11.85%)	12.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,591	$4,050	$2,789	$4,849	$4,076
Ratios to average net assets:
Net investment income (loss)	0.77%	1.67%	1.23%	0.76%	0.50%
Total expenses	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	501%	799%	360%	633%	772%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$75.07	$41.57	$60.51	$71.05	$63.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.49	.31	(.05)	(.17)
Net gain (loss) on investments (realized and unrealized)	2.68	35.27	(18.74)	(8.91)	7.55
Total from investment operations	2.71	35.76	(18.43)	(8.96)	7.38
Less distributions from:
Net investment income	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$77.28	$75.07	$41.57	$60.51	$71.05

Total Return[b]	3.58%	87.34%	(30.78%)	(12.51%)	11.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,010	$892	$764	$1,284	$4,079
Ratios to average net assets:
Net investment income (loss)	0.03%	0.93%	0.49%	(0.07%)	(0.25%)
Total expenses	2.36%	2.45%	2.48%	2.46%	2.38%
Portfolio turnover rate	501%	799%	360%	633%	772%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$83.48	$45.73	$66.00	$76.78	$68.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.85	.74	.45	.39
Net gain (loss) on investments (realized and unrealized)	3.05	39.16	(20.50)	(9.65)	8.09
Total from investment operations	3.68	40.01	(19.76)	(9.20)	8.48
Less distributions from:
Net investment income	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$86.66	$83.48	$45.73	$66.00	$76.78

Total Return	4.38%	88.66%	(30.24%)	(11.89%)	12.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,316	$4,601	$162	$1,531	$14,220
Ratios to average net assets:
Net investment income (loss)	0.71%	1.15%	1.02%	0.60%	0.52%
Total expenses	1.60%	1.63%	1.74%	1.70%	1.62%
Portfolio turnover rate	501%	799%	360%	633%	772%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2022, Basic Materials Fund Investor Class returned 16.72%, compared with 13.92% for the S&P 500 Materials Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were steel, fertilizers & agricultural chemicals, and diversified metals & mining. The industries detracting the most from return were silver and specialty chemicals.

Mosaic Co., Alcoa Corp., and Nucor Corp. contributed the most to the Fund’s return for the period. Scotts Miracle-Gro Co. - Class A, Amyris, Inc., and Ecolab, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	3.0%
Newmont Corp.	3.0%
Sherwin-Williams Co.	2.9%
Air Products and Chemicals, Inc.	2.8%
Ecolab, Inc.	2.5%
Dow, Inc.	2.5%
Nucor Corp.	2.4%
Corteva, Inc.	2.3%
DuPont de Nemours, Inc.	2.1%
International Flavors & Fragrances, Inc.	2.1%
Top Ten Total	25.6%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	16.72%	12.32%	7.72%
A-Class Shares	16.43%	12.04%	7.45%
A-Class Shares with sales charge‡	10.90%	10.96%	6.93%
C-Class Shares	15.57%	11.20%	6.65%
C-Class Shares with CDSC§	14.57%	11.20%	6.65%
H-Class Shares**	16.42%	12.04%	7.36%
S&P 500 Materials Index	13.92%	13.28%	11.35%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class share and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2022
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Chemicals - 44.4%
Sherwin-Williams Co.	8,412	$2,099,803
Air Products and Chemicals, Inc.	8,092	2,022,272
Ecolab, Inc.	10,509	1,855,469
Dow, Inc.	28,540	1,818,569
DuPont de Nemours, Inc.	21,157	1,556,732
International Flavors & Fragrances, Inc.	11,468	1,506,092
LyondellBasell Industries N.V. — Class A	14,593	1,500,452
PPG Industries, Inc.	10,919	1,431,153
Linde plc	4,404	1,406,770
Mosaic Co.	20,852	1,386,658
Albemarle Corp.	6,245	1,381,082
CF Industries Holdings, Inc.	13,017	1,341,532
FMC Corp.	8,224	1,082,032
Westlake Corp.	8,419	1,038,905
Celanese Corp. — Class A	7,036	1,005,233
Eastman Chemical Co.	8,932	1,000,920
Nutrien Ltd.	8,377	871,124
RPM International, Inc.	10,252	834,923
Olin Corp.	13,635	712,838
Huntsman Corp.	18,802	705,263
Ashland Global Holdings, Inc.	6,356	625,494
Valvoline, Inc.	19,469	614,442
Axalta Coating Systems Ltd.*	24,359	598,744
Element Solutions, Inc.	27,088	593,227
Chemours Co.	18,830	592,768
Balchem Corp.	3,952	540,238
Cabot Corp.	7,265	496,999
Sensient Technologies Corp.	5,834	489,764
HB Fuller Co.	7,175	474,052
Ingevity Corp.*	6,279	402,296
Trinseo plc	7,043	337,501
Total Chemicals		32,323,347

Mining - 18.6%
Freeport-McMoRan, Inc.	44,738	2,225,268
Newmont Corp.	27,172	2,158,815
Alcoa Corp.	12,648	1,138,700
BHP Group Ltd. ADR[1]	14,191	1,096,255
Rio Tinto plc ADR[1]	12,690	1,020,276
MP Materials Corp.*	15,989	916,809
Royal Gold, Inc.	5,730	809,534
Teck Resources Ltd. — Class B	19,608	791,967
Agnico Eagle Mines Ltd.	11,607	710,813
Franco-Nevada Corp.	4,244	677,003
Wheaton Precious Metals Corp.	13,878	660,315
Livent Corp.*	20,782	541,787
Arconic Corp.*	16,670	427,086
Compass Minerals International, Inc.	6,160	386,786
Total Mining		13,561,414

Packaging & Containers - 12.0%
Ball Corp.	15,454	1,390,860
Crown Holdings, Inc.	8,168	1,021,735
Packaging Corporation of America	6,286	981,307
Westrock Co.	19,024	894,699
Sealed Air Corp.	12,100	810,216
AptarGroup, Inc.	6,119	718,982
Berry Global Group, Inc.*	12,280	711,749
Sonoco Products Co.	10,586	662,260
Graphic Packaging Holding Co.	31,840	638,074
Silgan Holdings, Inc.	12,795	591,513
O-I Glass, Inc.*	26,790	353,092
Total Packaging & Containers		8,774,487

Iron & Steel - 10.3%
Nucor Corp.	11,565	1,719,137
Cleveland-Cliffs, Inc.*	36,027	1,160,430
Steel Dynamics, Inc.	12,899	1,076,164
United States Steel Corp.	22,851	862,397
Reliance Steel & Aluminum Co.	4,674	856,978
ArcelorMittal S.A.[1]	22,595	723,266
Commercial Metals Co.	14,086	586,259
Allegheny Technologies, Inc.*	18,011	483,415
Total Iron & Steel		7,468,046

Building Materials - 6.6%
Vulcan Materials Co.	7,016	1,288,839
Martin Marietta Materials, Inc.	3,327	1,280,529
MDU Resources Group, Inc.	22,858	609,166
Eagle Materials, Inc.	4,501	577,749
Louisiana-Pacific Corp.	8,953	556,160
Summit Materials, Inc. — Class A*	15,871	492,953
Total Building Materials		4,805,396

Biotechnology - 2.4%
Corteva, Inc.	29,867	1,716,755

Forest Products & Paper - 1.5%
International Paper Co.	23,622	1,090,155

Household Products & Housewares - 1.3%
Avery Dennison Corp.	5,640	981,191

Housewares - 0.9%
Scotts Miracle-Gro Co. — Class A	5,299	651,565

Distribution & Wholesale - 0.7%
Avient Corp.	10,752	516,096

Coal - 0.5%
Warrior Met Coal, Inc.	9,898	367,314

Total Common Stocks
(Cost $48,837,024)		72,255,766

EXCHANGE-TRADED FUNDS† - 0.7%
VanEck Junior Gold Miners ETF	10,328	484,073
Total Exchange-Traded Funds
(Cost $443,979)		484,073

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$375,948	$375,948
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	144,798	144,798
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	37,648	37,648
Total Repurchase Agreements
(Cost $558,394)		558,394

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	1,843,680	$1,843,680
Total Securities Lending Collateral
(Cost $1,843,680)		1,843,680

Total Investments - 103.2%
(Cost $51,683,077)		$75,141,913
Other Assets & Liabilities, net - (3.2)%		(2,319,063)
Total Net Assets - 100.0%		$72,822,850

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$72,255,766	$—	$—	$72,255,766
Exchange-Traded Funds	484,073	—	—	484,073
Repurchase Agreements	—	558,394	—	558,394
Securities Lending Collateral	1,843,680	—	—	1,843,680
Total Assets	$74,583,519	$558,394	$—	$75,141,913

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $1,783,072 of securities loaned (cost $51,124,683)	$74,583,519
Repurchase agreements, at value (cost $558,394)	558,394
Cash	9,432
Receivables:
Dividends	111,406
Fund shares sold	24,040
Securities lending income	281
Total assets	75,287,072

Liabilities:
Payable for:
Return of securities lending collateral	1,843,680
Fund shares redeemed	381,390
Deferred foreign capital gain taxes	130,382
Management fees	42,731
Transfer agent and administrative fees	13,523
Distribution and service fees	5,706
Portfolio accounting fees	5,027
Trustees’ fees*	607
Miscellaneous	41,176
Total liabilities	2,464,222
Commitments and contingent liabilities (Note 9)	—
Net assets	$72,822,850

Net assets consist of:
Paid in capital	$55,192,217
Total distributable earnings (loss)	17,630,633
Net assets	$72,822,850

Investor Class:
Net assets	$51,058,461
Capital shares outstanding	569,021
Net asset value per share	$89.73

A-Class:
Net assets	$7,505,565
Capital shares outstanding	90,722
Net asset value per share	$82.73
Maximum offering price per share (Net asset value divided by 95.25%)	$86.86

C-Class:
Net assets	$3,838,779
Capital shares outstanding	54,747
Net asset value per share	$70.12

H-Class:
Net assets	$10,420,045
Capital shares outstanding	130,339
Net asset value per share	$79.95

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $13,515)	$1,281,944
Interest	191
Income from securities lending, net	6,610
Total investment income	1,288,745

Expenses:
Management fees	524,550
Distribution and service fees:
A-Class	17,680
C-Class	36,893
H-Class	11,233
Transfer agent and administrative fees	171,625
Portfolio accounting fees	61,711
Professional fees	25,178
Custodian fees	8,256
Trustees’ fees*	7,528
Line of credit fees	108
Miscellaneous	38,720
Total expenses	903,482
Net investment income	385,263

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,243,305)
Net realized loss	(2,243,305)
Net change in unrealized appreciation (depreciation) on:
Investments	5,809,127
Net change in unrealized appreciation (depreciation)	5,809,127
Net realized and unrealized gain	3,565,822
Net increase in net assets resulting from operations	$3,951,085

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$385,263	$207,203
Net realized gain (loss) on investments	(2,243,305)	2,888,261
Net change in unrealized appreciation (depreciation) on investments	5,809,127	18,305,356
Net increase in net assets resulting from operations	3,951,085	21,400,820

Distributions to shareholders:
Investor Class	(696,616)	(971,597)
A-Class	(157,685)	(108,312)
C-Class	(91,602)	(69,007)
H-Class	(47,177)	(111,942)
Total distributions to shareholders	(993,080)	(1,260,858)

Capital share transactions:
Proceeds from sale of shares
Investor Class	98,263,058	64,177,984
A-Class	3,669,874	2,021,511
C-Class	2,842,962	1,944,229
H-Class	35,636,504	4,011,677
Distributions reinvested
Investor Class	684,258	960,891
A-Class	150,033	104,132
C-Class	91,209	68,486
H-Class	46,331	111,869
Cost of shares redeemed
Investor Class	(88,653,849)	(55,658,771)
A-Class	(2,737,559)	(1,861,864)
C-Class	(1,982,115)	(2,232,010)
H-Class	(26,499,643)	(4,064,114)
Net increase from capital share transactions	21,511,063	9,584,020
Net increase in net assets	24,469,068	29,723,982

Net assets:
Beginning of year	48,353,782	18,629,800
End of year	$72,822,850	$48,353,782

Capital share activity:
Shares sold
Investor Class	1,137,647	1,007,217
A-Class	47,399	31,548
C-Class	42,753	37,998
H-Class	450,413	72,683
Shares issued from reinvestment of distributions
Investor Class	8,171	13,676
A-Class	1,942	1,600
C-Class	1,390	1,225
H-Class	620	1,777
Shares redeemed
Investor Class	(1,063,116)	(848,607)
A-Class	(35,795)	(31,218)
C-Class	(30,147)	(43,144)
H-Class	(350,741)	(66,030)
Net increase in shares	210,536	178,725

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$78.37	$42.39	$58.04	$60.37	$55.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.43	.43	.35	.11
Net gain (loss) on investments (realized and unrealized)	12.39	37.12	(13.42)	(1.85)	4.80
Total from investment operations	12.99	37.55	(12.99)	(1.50)	4.91
Less distributions from:
Net investment income	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$89.73	$78.37	$42.39	$58.04	$60.37

Total Return	16.72%	89.00%	(23.61%)	(2.36%)	8.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,058	$38,112	$13,313	$26,704	$51,589
Ratios to average net assets:
Net investment income (loss)	0.71%	0.67%	0.74%	0.59%	0.18%
Total expenses[b]	1.36%	1.43%	1.48%	1.47%	1.38%
Portfolio turnover rate	169%	162%	67%	247%	257%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$72.55	$39.41	$54.27	$56.66	$52.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.25	.26	.25	(.01)
Net gain (loss) on investments (realized and unrealized)	11.46	34.46	(12.46)	(1.81)	4.50
Total from investment operations	11.81	34.71	(12.20)	(1.56)	4.49
Less distributions from:
Net investment income	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$82.73	$72.55	$39.41	$54.27	$56.66

Total Return[c]	16.43%	88.52%	(23.80%)	(2.60%)	8.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,506	$5,599	$2,966	$6,810	$9,070
Ratios to average net assets:
Net investment income (loss)	0.45%	0.44%	0.48%	0.45%	(0.02%)
Total expenses[b]	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	169%	162%	67%	247%	257%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$62.18	$34.17	$47.73	$50.32	$46.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.17)	(.11)	(.21)	(.38)
Net gain (loss) on investments (realized and unrealized)	9.75	29.75	(10.79)	(1.55)	4.02
Total from investment operations	9.57	29.58	(10.90)	(1.76)	3.64
Less distributions from:
Net investment income	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$70.12	$62.18	$34.17	$47.73	$50.32

Total Return[c]	15.57%	87.07%	(24.35%)	(3.35%)	7.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,839	$2,534	$1,526	$2,930	$5,494
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.34%)	(0.23%)	(0.42%)	(0.75%)
Total expenses[b]	2.36%	2.44%	2.47%	2.47%	2.38%
Portfolio turnover rate	169%	162%	67%	247%	257%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.17	$38.15	$52.62	$54.95	$50.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.19	.27	.12	(.05)
Net gain (loss) on investments (realized and unrealized)	10.85	33.40	(12.08)	(1.62)	4.41
Total from investment operations	11.41	33.59	(11.81)	(1.50)	4.36
Less distributions from:
Net investment income	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$79.95	$70.17	$38.15	$52.62	$54.95

Total Return	16.42%	88.51%	(23.81%)	(2.59%)	8.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,420	$2,108	$825	$1,424	$9,220
Ratios to average net assets:
Net investment income (loss)	0.73%	0.33%	0.51%	0.21%	(0.09%)
Total expenses[b]	1.60%	1.68%	1.72%	1.71%	1.62%
Portfolio turnover rate	169%	162%	67%	247%	257%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic, or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2022, Biotechnology Fund Investor Class returned -6.81%, compared with 19.10% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were fertilizers & agricultural chemicals and pharmaceuticals. The industries detracting the most from return were biotechnology, life sciences tools & services, and health care services.

AbbVie, Inc., Moderna, Inc., and Regeneron Pharmaceuticals, Inc. contributed the most to the Fund’s return for the period. BridgeBio Pharma, Inc., Guardant Health, Inc., and Exact Sciences Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	8.5%
Amgen, Inc.	5.8%
Regeneron Pharmaceuticals, Inc.	4.7%
Gilead Sciences, Inc.	4.3%
Vertex Pharmaceuticals, Inc.	4.1%
Moderna, Inc.	3.8%
Illumina, Inc.	3.7%
Corteva, Inc.	3.2%
Biogen, Inc.	2.7%
Seagen, Inc.	2.5%
Top Ten Total	43.3%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(6.81%)	8.03%	12.86%
A-Class Shares	(7.04%)	7.76%	12.58%
A-Class Shares with sales charge‡	(11.46%)	6.72%	12.04%
C-Class Shares	(7.74%)	6.96%	11.74%
C-Class Shares with CDSC§	(8.46%)	6.96%	11.74%
H-Class Shares**	(7.04%)	7.76%	12.49%
S&P 500 Health Care Index	19.10%	15.10%	15.87%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2022
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Biotechnology - 71.9%
Amgen, Inc.	37,236	$9,004,410
Regeneron Pharmaceuticals, Inc.*	10,403	7,265,663
Gilead Sciences, Inc.	112,110	6,664,940
Vertex Pharmaceuticals, Inc.*	24,261	6,331,393
Moderna, Inc.*	34,621	5,963,813
Illumina, Inc.*	16,281	5,688,581
Corteva, Inc.	87,699	5,040,939
Biogen, Inc.*	20,112	4,235,587
Seagen, Inc.*	26,999	3,889,206
Horizon Therapeutics plc*	35,328	3,716,859
Royalty Pharma plc — Class A	93,870	3,657,175
Alnylam Pharmaceuticals, Inc.*	20,460	3,340,913
Incyte Corp.*	41,060	3,260,985
BioNTech SE ADR*	18,791	3,204,993
BioMarin Pharmaceutical, Inc.*	35,776	2,758,330
United Therapeutics Corp.*	11,910	2,136,773
Exelixis, Inc.*	93,638	2,122,773
Biohaven Pharmaceutical Holding Company Ltd.*	17,879	2,119,913
Guardant Health, Inc.*	31,778	2,104,975
Halozyme Therapeutics, Inc.*	46,517	1,855,098
Ionis Pharmaceuticals, Inc.*	48,116	1,782,217
Ultragenyx Pharmaceutical, Inc.*	23,626	1,715,720
Novavax, Inc.*,1	23,280	1,714,572
Apellis Pharmaceuticals, Inc.*	33,144	1,684,047
Arrowhead Pharmaceuticals, Inc.*	35,997	1,655,502
Mirati Therapeutics, Inc.*	19,359	1,591,697
Denali Therapeutics, Inc.*	46,795	1,505,395
Fate Therapeutics, Inc.*	38,701	1,500,438
Blueprint Medicines Corp.*	23,360	1,492,237
Beam Therapeutics, Inc.*	24,695	1,415,024
CRISPR Therapeutics AG*	21,887	1,373,847
BioCryst Pharmaceuticals, Inc.*	82,177	1,336,198
Iovance Biotherapeutics, Inc.*	79,525	1,324,091
Emergent BioSolutions, Inc.*	27,034	1,110,016
Veracyte, Inc.*	37,809	1,042,394
ChemoCentryx, Inc.*	40,002	1,002,850
Editas Medicine, Inc.*	47,563	904,648
Cassava Sciences, Inc.*,1	24,135	896,374
TG Therapeutics, Inc.*	92,130	876,156
NeoGenomics, Inc.*	65,307	793,480
Total Biotechnology		111,080,222

Pharmaceuticals - 17.9%
AbbVie, Inc.	80,819	13,101,568
AstraZeneca plc ADR	47,291	3,137,285
Viatris, Inc.	253,652	2,759,734
Neurocrine Biosciences, Inc.*	24,201	2,268,844
Sarepta Therapeutics, Inc.*	25,520	1,993,622
Intellia Therapeutics, Inc.*	24,036	1,746,696
Jazz Pharmaceuticals plc*	10,613	1,652,125
Ironwood Pharmaceuticals, Inc. — Class A*	85,112	1,070,709
Total Pharmaceuticals		27,730,583

Healthcare-Products - 5.3%
Bio-Techne Corp.	7,820	3,386,373
Exact Sciences Corp.*	39,234	2,743,241
CareDx, Inc.*	29,035	1,074,005
Pacific Biosciences of California, Inc.*,1	105,311	958,330
Total Healthcare-Products		8,161,949

Healthcare-Services - 4.6%
Syneos Health, Inc.*	26,963	2,182,655
ICON plc*	8,637	2,100,691
Medpace Holdings, Inc.*	11,164	1,826,318
Invitae Corp.*	123,173	981,689
Total Healthcare-Services		7,091,353

Total Common Stocks
(Cost $89,527,785)		154,064,107

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$540,526	540,526
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	208,186	208,186
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	54,129	54,129
Total Repurchase Agreements
(Cost $802,841)		802,841

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	1,479,660	1,479,660
Total Securities Lending Collateral
(Cost $1,479,660)		1,479,660

Total Investments - 101.2%
(Cost $91,810,286)		$156,346,608
Other Assets & Liabilities, net - (1.2)%		(1,779,924)
Total Net Assets - 100.0%		$154,566,684

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$154,064,107	$—	$—	$154,064,107
Repurchase Agreements	—	802,841	—	802,841
Securities Lending Collateral	1,479,660	—	—	1,479,660
Total Assets	$155,543,767	$802,841	$—	$156,346,608

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $1,404,778 of securities loaned (cost $91,007,445)	$155,543,767
Repurchase agreements, at value (cost $802,841)	802,841
Receivables:
Fund shares sold	247,725
Securities lending income	9,056
Total assets	156,603,389

Liabilities:
Payable for:
Return of securities lending collateral	1,479,660
Fund shares redeemed	265,394
Management fees	106,045
Transfer agent and administrative fees	33,560
Portfolio accounting fees	12,476
Distribution and service fees	8,413
Trustees’ fees*	1,909
Miscellaneous	129,248
Total liabilities	2,036,705
Commitments and contingent liabilities (Note 9)	—
Net assets	$154,566,684

Net assets consist of:
Paid in capital	$93,809,010
Total distributable earnings (loss)	60,757,674
Net assets	$154,566,684

Investor Class:
Net assets	$122,776,913
Capital shares outstanding	1,675,087
Net asset value per share	$73.30

A-Class:
Net assets	$19,263,468
Capital shares outstanding	301,070
Net asset value per share	$63.98
Maximum offering price per share (Net asset value divided by 95.25%)	$67.17

C-Class:
Net assets	$3,174,324
Capital shares outstanding	62,056
Net asset value per share	$51.15

H-Class:
Net assets	$9,351,979
Capital shares outstanding	153,084
Net asset value per share	$61.09

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $589)	$1,411,293
Interest	374
Income from securities lending, net	49,352
Total investment income	1,461,019

Expenses:
Management fees	1,565,902
Distribution and service fees:
A-Class	56,778
C-Class	56,202
H-Class	24,222
Transfer agent and administrative fees	514,571
Portfolio accounting fees	184,222
Professional fees	64,597
Trustees’ fees*	26,685
Custodian fees	24,663
Line of credit fees	158
Miscellaneous	118,732
Total expenses	2,636,732
Net investment loss	(1,175,713)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,588,668
Net realized gain	12,588,668
Net change in unrealized appreciation (depreciation) on:
Investments	(22,670,440)
Net change in unrealized appreciation (depreciation)	(22,670,440)
Net realized and unrealized loss	(10,081,772)
Net decrease in net assets resulting from operations	$(11,257,485)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,175,713)	$(1,506,644)
Net realized gain on investments	12,588,668	57,826,713
Net change in unrealized appreciation (depreciation) on investments	(22,670,440)	17,394,425
Net increase (decrease) in net assets resulting from operations	(11,257,485)	73,714,494

Distributions to shareholders:
Investor Class	(23,744,351)	(10,571,202)
A-Class	(4,221,623)	(1,608,477)
C-Class	(1,013,611)	(858,269)
H-Class	(2,107,725)	(793,961)
Total distributions to shareholders	(31,087,310)	(13,831,909)

Capital share transactions:
Proceeds from sale of shares
Investor Class	55,644,687	165,834,078
A-Class	4,868,126	9,368,554
C-Class	994,793	2,502,770
H-Class	11,528,352	30,314,058
Distributions reinvested
Investor Class	22,672,327	10,088,167
A-Class	4,154,552	1,579,336
C-Class	984,202	836,153
H-Class	2,103,907	793,092
Cost of shares redeemed
Investor Class	(74,858,687)	(193,107,505)
A-Class	(6,337,911)	(7,656,810)
C-Class	(5,855,149)	(6,166,624)
H-Class	(10,595,896)	(36,476,360)
Net increase (decrease) from capital share transactions	5,303,303	(22,091,091)
Net increase (decrease) in net assets	(37,041,492)	37,791,494

Net assets:
Beginning of year	191,608,176	153,816,682
End of year	$154,566,684	$191,608,176

Capital share activity:
Shares sold
Investor Class	619,547	1,912,201
A-Class	59,701	117,161
C-Class	14,874	35,098
H-Class	149,625	433,558
Shares issued from reinvestment of distributions
Investor Class	280,633	107,584
A-Class	58,863	18,788
C-Class	17,401	11,787
H-Class	31,220	9,797
Shares redeemed
Investor Class	(836,763)	(2,111,884)
A-Class	(82,507)	(95,286)
C-Class	(86,166)	(86,567)
H-Class	(145,705)	(458,828)
Net increase (decrease) in shares	80,723	(106,591)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$94.01	$71.72	$83.02	$87.17	$79.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.52)	(.58)	(.44)	(.68)	(.62)
Net gain (loss) on investments (realized and unrealized)	(4.42)	29.82	(7.26)	6.42	12.77
Total from investment operations	(4.94)	29.24	(7.70)	5.74	12.15
Less distributions from:
Net realized gains	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$73.30	$94.01	$71.72	$83.02	$87.17

Total Return	(6.81%)	40.80%	(9.91%)	7.94%	15.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,777	$151,506	$122,194	$177,344	$210,564
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.62%)	(0.56%)	(0.79%)	(0.70%)
Total expenses	1.36%	1.45%	1.48%	1.46%	1.37%
Portfolio turnover rate	65%	115%	64%	100%	105%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$84.21	$64.92	$75.66	$80.55	$74.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.65)	(.73)	(.57)	(.82)	(.76)
Net gain (loss) on investments (realized and unrealized)	(3.81)	26.97	(6.57)	5.82	11.85
Total from investment operations	(4.46)	26.24	(7.14)	5.00	11.09
Less distributions from:
Net realized gains	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$63.98	$84.21	$64.92	$75.66	$80.55

Total Return[b]	(7.04%)	40.44%	(10.14%)	7.68%	15.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,263	$22,317	$14,565	$23,199	$27,370
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.87%)	(0.80%)	(1.04%)	(0.93%)
Total expenses	1.61%	1.69%	1.73%	1.71%	1.62%
Portfolio turnover rate	65%	115%	64%	100%	105%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.90	$55.85	$66.05	$72.14	$67.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.09)	(1.15)	(.97)	(1.27)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(2.89)	23.15	(5.63)	5.07	10.75
Total from investment operations	(3.98)	22.00	(6.60)	3.80	9.50
Less distributions from:
Net realized gains	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$51.15	$70.90	$55.85	$66.05	$72.14

Total Return[b]	(7.74%)	39.39%	(10.80%)	6.87%	14.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,174	$8,221	$8,692	$14,248	$20,104
Ratios to average net assets:
Net investment income (loss)	(1.58%)	(1.61%)	(1.56%)	(1.79%)	(1.70%)
Total expenses	2.36%	2.45%	2.48%	2.46%	2.37%
Portfolio turnover rate	65%	115%	64%	100%	105%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$81.10	$62.70	$73.18	$78.26	$72.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.66)	(.59)	(.82)	(.69)
Net gain (loss) on investments (realized and unrealized)	(3.60)	26.01	(6.29)	5.63	11.49
Total from investment operations	(4.24)	25.35	(6.88)	4.81	10.80
Less distributions from:
Net realized gains	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$61.09	$81.10	$62.70	$73.18	$78.26

Total Return	(7.04%)	40.45%	(10.12%)	7.66%	15.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,352	$9,565	$8,365	$13,315	$19,905
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.83%)	(0.85%)	(1.06%)	(0.87%)
Total expenses	1.61%	1.72%	1.73%	1.71%	1.62%
Portfolio turnover rate	65%	115%	64%	100%	105%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 31, 2022, Consumer Products Fund Investor Class returned 4.89%, compared with 16.10% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were soft drinks, agricultural products, and food retail. The industries detracting the most from return were brewers and personal products.

Archer-Daniels-Midland Co., PepsiCo, Inc., and Coca-Cola Co. contributed the most to the Fund’s return for the period. Boston Beer Co, Inc. - Class A, Beyond Meat, Inc., and Clorox Co. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.7%
Coca-Cola Co.	5.8%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.2%
Altria Group, Inc.	3.4%
Estee Lauder Companies, Inc. — Class A	3.4%
Mondelez International, Inc. — Class A	3.2%
Colgate-Palmolive Co.	2.8%
Archer-Daniels-Midland Co.	2.6%
Keurig Dr Pepper, Inc.	2.6%
Top Ten Total	40.1%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	4.89%	6.36%	9.35%
A-Class Shares	4.65%	6.10%	9.08%
A-Class Shares with sales charge‡	(0.33%)	5.07%	8.55%
C-Class Shares	3.87%	5.31%	8.26%
C-Class Shares with CDSC§	3.02%	5.31%	8.26%
H-Class Shares**	4.65%	6.09%	8.99%
S&P 500 Consumer Staples Index	16.10%	10.16%	11.52%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Food - 36.2%
Mondelez International, Inc. — Class A	44,598	$2,799,862
Kraft Heinz Co.	54,125	2,131,984
Hershey Co.	9,540	2,066,650
Kroger Co.	35,047	2,010,646
General Mills, Inc.	29,563	2,002,006
Sysco Corp.	23,519	1,920,326
Tyson Foods, Inc. — Class A	19,158	1,717,132
Hormel Foods Corp.	31,440	1,620,418
McCormick & Company, Inc.	15,880	1,584,824
Kellogg Co.	22,462	1,448,574
Conagra Brands, Inc.	36,957	1,240,646
J M Smucker Co.	8,682	1,175,630
Albertsons Companies, Inc. — Class A	35,213	1,170,832
Campbell Soup Co.	25,448	1,134,217
Lamb Weston Holdings, Inc.	15,306	916,982
US Foods Holding Corp.*	22,765	856,647
Performance Food Group Co.*	15,979	813,491
Ingredion, Inc.	8,424	734,152
Flowers Foods, Inc.	27,212	699,621
Post Holdings, Inc.*	9,045	626,457
Sanderson Farms, Inc.	3,331	624,529
Sprouts Farmers Market, Inc.*	18,065	577,719
Grocery Outlet Holding Corp.*	16,384	537,068
Hain Celestial Group, Inc.*	15,385	529,244
TreeHouse Foods, Inc.*	12,206	393,766
Total Food		31,333,423

Beverages - 25.8%
Coca-Cola Co.	81,055	5,025,410
PepsiCo, Inc.	27,841	4,660,027
Keurig Dr Pepper, Inc.	58,241	2,207,334
Constellation Brands, Inc. — Class A	8,740	2,012,997
Monster Beverage Corp.*	24,488	1,956,591
Brown-Forman Corp. — Class B	25,507	1,709,479
Molson Coors Beverage Co. — Class B	19,197	1,024,736
Coca-Cola Europacific Partners plc	17,386	845,133
Anheuser-Busch InBev S.A. ADR[1]	13,600	816,816
Fomento Economico Mexicano SAB de CV ADR[1]	8,665	717,895
Boston Beer Company, Inc. — Class A*	1,678	651,853
BRC, Inc. — Class A*	31,066	648,347
Total Beverages		22,276,618

Agriculture - 14.0%
Philip Morris International, Inc.	38,312	3,599,029
Altria Group, Inc.	56,581	2,956,357
Archer-Daniels-Midland Co.	25,116	2,266,970
Bunge Ltd.	11,258	1,247,499
Darling Ingredients, Inc.*	13,696	1,100,885
British American Tobacco plc ADR	21,143	891,389
Total Agriculture		12,062,129

Cosmetics & Personal Care - 13.4%
Procter & Gamble Co.	37,992	5,805,178
Estee Lauder Companies, Inc. — Class A	10,667	2,904,838
Colgate-Palmolive Co.	31,777	2,409,650
Beauty Health Co.*	26,930	454,578
Total Cosmetics & Personal Care		11,574,244

Household Products & Housewares - 6.1%
Kimberly-Clark Corp.	15,767	1,941,864
Church & Dwight Company, Inc.	15,135	1,504,116
Clorox Co.	9,136	1,270,178
Spectrum Brands Holdings, Inc.	6,189	549,088
Total Household Products & Housewares		5,265,246

Retail - 2.2%
Casey’s General Stores, Inc.	4,179	828,152
Freshpet, Inc.*	6,006	616,456
Nu Skin Enterprises, Inc. — Class A	9,702	464,532
Total Retail		1,909,140

Pharmaceuticals - 1.2%
Herbalife Nutrition Ltd.*	17,074	518,367
BellRing Brands, Inc.*	22,154	511,314
Total Pharmaceuticals		1,029,681

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	14,366	441,898

Total Common Stocks
(Cost $41,366,550)		85,892,379

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$250,469	250,469
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	96,470	96,470
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	25,082	25,082
Total Repurchase Agreements
(Cost $372,021)		372,021

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	678,095	$678,095
Total Securities Lending Collateral
(Cost $678,095)		678,095

Total Investments - 100.6%
(Cost $42,416,666)		$86,942,495
Other Assets & Liabilities, net - (0.6)%		(489,616)
Total Net Assets - 100.0%		$86,452,879

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$85,892,379	$—	$—	$85,892,379
Repurchase Agreements	—	372,021	—	372,021
Securities Lending Collateral	678,095	—	—	678,095
Total Assets	$86,570,474	$372,021	$—	$86,942,495

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $649,893 of securities loaned (cost $42,044,645)	$86,570,474
Repurchase agreements, at value (cost $372,021)	372,021
Receivables:
Fund shares sold	885,769
Dividends	217,524
Foreign tax reclaims	1,389
Securities lending income	972
Total assets	88,048,149

Liabilities:
Payable for:
Return of securities lending collateral	678,095
Securities purchased	582,307
Fund shares redeemed	163,313
Management fees	63,483
Transfer agent and administrative fees	20,091
Distribution and service fees	8,151
Portfolio accounting fees	7,469
Trustees’ fees*	1,053
Miscellaneous	71,308
Total liabilities	1,595,270
Commitments and contingent liabilities (Note 9)	—
Net assets	$86,452,879

Net assets consist of:
Paid in capital	$43,255,562
Total distributable earnings (loss)	43,197,317
Net assets	$86,452,879

Investor Class:
Net assets	$67,612,381
Capital shares outstanding	1,117,041
Net asset value per share	$60.53

A-Class:
Net assets	$9,819,940
Capital shares outstanding	185,116
Net asset value per share	$53.05
Maximum offering price per share (Net asset value divided by 95.25%)	$55.70

C-Class:
Net assets	$6,578,048
Capital shares outstanding	159,913
Net asset value per share	$41.14

H-Class:
Net assets	$2,442,510
Capital shares outstanding	48,591
Net asset value per share	$50.27

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $116)	$2,318,289
Interest	196
Income from securities lending, net	4,743
Total investment income	2,323,228

Expenses:
Management fees	835,158
Distribution and service fees:
A-Class	26,386
C-Class	76,987
H-Class	13,533
Transfer agent and administrative fees	274,628
Portfolio accounting fees	98,253
Professional fees	34,290
Trustees’ fees*	14,477
Custodian fees	13,273
Line of credit fees	302
Miscellaneous	63,994
Total expenses	1,451,281
Net investment income	871,947

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,373,645
Net realized gain	14,373,645
Net change in unrealized appreciation (depreciation) on:
Investments	(11,356,625)
Net change in unrealized appreciation (depreciation)	(11,356,625)
Net realized and unrealized gain	3,017,020
Net increase in net assets resulting from operations	$3,888,967

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$871,947	$1,197,694
Net realized gain on investments	14,373,645	15,927,348
Net change in unrealized appreciation (depreciation) on investments	(11,356,625)	19,705,957
Net increase in net assets resulting from operations	3,888,967	36,830,999

Distributions to shareholders:
Investor Class	(8,985,729)	(6,829,808)
A-Class	(1,536,855)	(786,012)
C-Class	(1,275,508)	(1,107,873)
H-Class	(846,731)	(499,115)
Total distributions to shareholders	(12,644,823)	(9,222,808)

Capital share transactions:
Proceeds from sale of shares
Investor Class	73,605,684	42,509,338
A-Class	1,912,283	2,320,729
C-Class	1,052,146	618,758
H-Class	3,640,736	1,759,714
Distributions reinvested
Investor Class	8,768,762	6,697,877
A-Class	1,516,110	776,293
C-Class	1,249,393	1,079,765
H-Class	846,351	498,891
Cost of shares redeemed
Investor Class	(91,846,100)	(68,469,059)
A-Class	(3,272,082)	(3,076,742)
C-Class	(3,751,701)	(4,446,663)
H-Class	(6,921,884)	(2,018,656)
Net decrease from capital share transactions	(13,200,302)	(21,749,755)
Net increase (decrease) in net assets	(21,956,158)	5,858,436

Net assets:
Beginning of year	108,409,037	102,550,601
End of year	$86,452,879	$108,409,037

Capital share activity:
Shares sold
Investor Class	1,163,888	710,047
A-Class	32,676	41,057
C-Class	22,369	13,217
H-Class	69,300	33,333
Shares issued from reinvestment of distributions
Investor Class	151,551	106,130
A-Class	29,874	13,730
C-Class	31,670	23,377
H-Class	17,599	9,235
Shares redeemed
Investor Class	(1,442,836)	(1,082,594)
A-Class	(57,436)	(53,578)
C-Class	(79,717)	(95,913)
H-Class	(136,464)	(37,693)
Net decrease in shares	(197,526)	(319,652)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$66.72	$52.88	$59.56	$61.08	$66.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.70	.72	.92	.56
Net gain (loss) on investments (realized and unrealized)	2.18	18.44	(5.71)	1.40	(.37)
Total from investment operations	2.84	19.14	(4.99)	2.32	.19
Less distributions from:
Net investment income	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$60.53	$66.72	$52.88	$59.56	$61.08

Total Return	4.89%	36.78%	(8.81%)	4.09%	(0.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,612	$83,023	$79,890	$142,633	$152,717
Ratios to average net assets:
Net investment income (loss)	1.01%	1.12%	1.17%	1.56%	0.86%
Total expenses	1.36%	1.45%	1.47%	1.46%	1.38%
Portfolio turnover rate	60%	38%	59%	84%	80%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$59.72	$47.88	$54.21	$56.08	$61.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.50	.51	.69	.36
Net gain (loss) on investments (realized and unrealized)	1.92	16.64	(5.15)	1.28	(.32)
Total from investment operations	2.36	17.14	(4.64)	1.97	.04
Less distributions from:
Net investment income	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$53.05	$59.72	$47.88	$54.21	$56.08

Total Return[b]	4.65%	36.43%	(9.04%)	3.82%	(0.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,820	$10,751	$8,561	$13,659	$25,698
Ratios to average net assets:
Net investment income (loss)	0.76%	0.89%	0.92%	1.28%	0.60%
Total expenses	1.61%	1.69%	1.72%	1.71%	1.63%
Portfolio turnover rate	60%	38%	59%	84%	80%

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.68	$40.08	$45.98	$48.50	$54.00
Income (loss) from investment operations:
Net investment income (loss)[a]	—	.06	.08	.28	(.07)
Net gain (loss) on investments (realized and unrealized)	1.49	13.84	(4.29)	1.04	(.26)
Total from investment operations	1.49	13.90	(4.21)	1.32	(.33)
Less distributions from:
Net investment income	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$41.14	$48.68	$40.08	$45.98	$48.50

Total Return[b]	3.87%	35.40%	(9.73%)	3.06%	(1.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,578	$9,035	$9,816	$14,976	$23,531
Ratios to average net assets:
Net investment income (loss)	—	0.12%	0.16%	0.60%	(0.13%)
Total expenses	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	60%	38%	59%	84%	80%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.06	$45.93	$52.07	$54.02	$59.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.49	.46	.69	.38
Net gain (loss) on investments (realized and unrealized)	1.86	15.94	(4.91)	1.20	(.34)
Total from investment operations	2.24	16.43	(4.45)	1.89	.04
Less distributions from:
Net investment income	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$50.27	$57.06	$45.93	$52.07	$54.02

Total Return	4.65%	36.43%	(9.05%)	3.84%	(0.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,443	$5,601	$4,284	$10,118	$10,788
Ratios to average net assets:
Net investment income (loss)	0.68%	0.90%	0.86%	1.32%	0.65%
Total expenses	1.61%	1.69%	1.72%	1.71%	1.63%
Portfolio turnover rate	60%	38%	59%	84%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 31, 2022, Electronics Fund Investor Class returned 11.63%, compared with 20.90% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were semiconductors and semiconductor equipment. No industry detracted from return for the period.

NVIDIA Corp., Broadcom, Inc., and Advanced Micro Devices, Inc. contributed the most to the Fund’s return for the period. Intel Corp., Micron Technology, Inc., and Skyworks Solutions, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	10.4%
Broadcom, Inc.	6.3%
Intel Corp.	5.6%
Texas Instruments, Inc.	5.1%
QUALCOMM, Inc.	5.0%
Advanced Micro Devices, Inc.	4.9%
Applied Materials, Inc.	4.1%
Analog Devices, Inc.	3.6%
Micron Technology, Inc.	3.4%
Lam Research Corp.	3.3%
Top Ten Total	51.7%

“Ten Largest Holdings” excludes any temporary cash investments.

42 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	11.63%	26.28%	20.45%
A-Class Shares	11.35%	25.97%	20.15%
A-Class Shares with sales charge‡	6.06%	24.75%	19.57%
C-Class Shares	10.51%	25.03%	19.24%
C-Class Shares with CDSC§	9.51%	25.03%	19.24%
H-Class Shares**	11.35%	25.96%	20.03%
S&P 500 Information Technology Index	20.90%	26.81%	20.57%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 31, 2022
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Semiconductors - 92.2%
NVIDIA Corp.	27,959	$7,628,893
Broadcom, Inc.	7,321	4,609,887
Intel Corp.	82,781	4,102,626
Texas Instruments, Inc.	20,446	3,751,432
QUALCOMM, Inc.	24,213	3,700,231
Advanced Micro Devices, Inc.*	33,037	3,612,265
Applied Materials, Inc.	22,960	3,026,128
Analog Devices, Inc.	16,016	2,645,523
Micron Technology, Inc.	32,453	2,527,764
Lam Research Corp.	4,565	2,454,190
Marvell Technology, Inc.	30,972	2,221,002
KLA Corp.	5,768	2,111,434
Taiwan Semiconductor Manufacturing Company Ltd. ADR	18,131	1,890,338
Microchip Technology, Inc.	24,128	1,812,978
NXP Semiconductor N.V.	9,343	1,729,202
ASML Holding N.V. — Class G	2,272	1,517,537
ON Semiconductor Corp.*	23,537	1,473,651
Monolithic Power Systems, Inc.	2,870	1,393,902
Skyworks Solutions, Inc.	9,828	1,309,876
Teradyne, Inc.	10,369	1,225,927
Entegris, Inc.	8,760	1,149,838
Wolfspeed, Inc.*	9,714	1,106,036
STMicroelectronics N.V. — Class Y	24,121	1,042,510
Qorvo, Inc.*	8,154	1,011,911
Lattice Semiconductor Corp.*	13,474	821,240
MKS Instruments, Inc.	5,313	796,950
Synaptics, Inc.*	3,625	723,187
Silicon Laboratories, Inc.*	4,494	674,999
Azenta, Inc.	8,111	672,240
Power Integrations, Inc.	7,136	661,364
CMC Materials, Inc.	3,504	649,642
SiTime Corp.*	2,578	638,880
Amkor Technology, Inc.	29,035	630,640
Cirrus Logic, Inc.*	7,292	618,289
Semtech Corp.*	8,653	599,999
MaxLinear, Inc. — Class A*	10,162	592,953
Ambarella, Inc.*	5,427	569,401
Total Semiconductors		67,704,865

Energy-Alternate Sources - 5.4%
Enphase Energy, Inc.*	7,570	1,527,474
SolarEdge Technologies, Inc.*	3,219	1,037,709
First Solar, Inc.*	10,397	870,645
SunPower Corp. — Class A*,1	25,759	553,303
Total Energy-Alternate Sources		3,989,131

Chemicals - 1.2%
Daqo New Energy Corp. ADR*	21,343	881,893

Electrical Components & Equipment - 1.1%
Universal Display Corp.	4,878	814,382

Total Common Stocks
(Cost $49,867,825)		73,390,271

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$182,733	$182,733
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	70,381	70,381
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	18,299	18,299
Total Repurchase Agreements
(Cost $271,413)		271,413

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	372,101	372,101
Total Securities Lending Collateral
(Cost $372,101)		372,101

Total Investments - 100.8%
(Cost $50,511,339)		$74,033,785
Other Assets & Liabilities, net - (0.8)%		(579,286)
Total Net Assets - 100.0%		$73,454,499

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$73,390,271	$—	$—	$73,390,271
Repurchase Agreements	—	271,413	—	271,413
Securities Lending Collateral	372,101	—	—	372,101
Total Assets	$73,762,372	$271,413	$—	$74,033,785

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $371,754 of securities loaned (cost $50,239,926)	$73,762,372
Repurchase agreements, at value (cost $271,413)	271,413
Receivables:
Fund shares sold	82,809
Dividends	22,852
Securities lending income	126
Total assets	74,139,572

Liabilities:
Payable for:
Return of securities lending collateral	372,101
Fund shares redeemed	186,560
Management fees	50,156
Transfer agent and administrative fees	15,873
Portfolio accounting fees	5,901
Distribution and service fees	3,396
Trustees’ fees*	740
Miscellaneous	50,346
Total liabilities	685,073
Commitments and contingent liabilities (Note 9)	—
Net assets	$73,454,499

Net assets consist of:
Paid in capital	$56,744,099
Total distributable earnings (loss)	16,710,400
Net assets	$73,454,499

Investor Class:
Net assets	$60,737,860
Capital shares outstanding	199,432
Net asset value per share	$304.55

A-Class:
Net assets	$8,827,434
Capital shares outstanding	31,708
Net asset value per share	$278.40
Maximum offering price per share (Net asset value divided by 95.25%)	$292.28

C-Class:
Net assets	$1,837,738
Capital shares outstanding	7,678
Net asset value per share	$239.35

H-Class:
Net assets	$2,051,467
Capital shares outstanding	7,605
Net asset value per share	$269.75

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,855)	$520,683
Interest	182
Income from securities lending, net	2,753
Total investment income	523,618

Expenses:
Management fees	528,943
Distribution and service fees:
A-Class	16,176
C-Class	26,093
H-Class	8,827
Transfer agent and administrative fees	173,344
Portfolio accounting fees	62,228
Professional fees	27,784
Trustees’ fees*	8,499
Custodian fees	8,403
Miscellaneous	36,340
Total expenses	896,637
Net investment loss	(373,019)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(71,238)
Net realized loss	(71,238)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,976,021)
Net change in unrealized appreciation (depreciation)	(4,976,021)
Net realized and unrealized loss	(5,047,259)
Net decrease in net assets resulting from operations	$(5,420,278)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(373,019)	$(210,756)
Net realized gain (loss) on investments	(71,238)	10,332,689
Net change in unrealized appreciation (depreciation) on investments	(4,976,021)	22,759,187
Net increase (decrease) in net assets resulting from operations	(5,420,278)	32,881,120

Distributions to shareholders:
Investor Class	(2,283,199)	(623,279)
A-Class	(397,140)	(93,075)
C-Class	(114,035)	(77,886)
H-Class	(182,571)	(152,305)
Total distributions to shareholders	(2,976,945)	(946,545)

Capital share transactions:
Proceeds from sale of shares
Investor Class	182,248,214	83,520,706
A-Class	12,659,571	1,981,697
C-Class	1,789,573	3,886,515
H-Class	26,552,857	12,738,105
Distributions reinvested
Investor Class	2,241,300	604,864
A-Class	395,788	92,127
C-Class	113,652	77,190
H-Class	182,550	152,296
Cost of shares redeemed
Investor Class	(171,070,528)	(92,624,886)
A-Class	(8,523,286)	(1,453,618)
C-Class	(3,204,867)	(4,323,708)
H-Class	(33,383,135)	(9,332,257)
Net increase (decrease) from capital share transactions	10,001,689	(4,680,969)
Net increase in net assets	1,604,466	27,253,606

Net assets:
Beginning of year	71,850,033	44,596,427
End of year	$73,454,499	$71,850,033

Capital share activity:
Shares sold
Investor Class	563,688	383,605
A-Class	41,690	10,825
C-Class	7,357	24,885
H-Class	94,680	57,798
Shares issued from reinvestment of distributions
Investor Class	6,380	2,448
A-Class	1,232	405
C-Class	410	389
H-Class	586	691
Shares redeemed
Investor Class	(566,974)	(470,379)
A-Class	(31,123)	(8,003)
C-Class	(13,331)	(27,240)
H-Class	(121,028)	(42,485)
Net decrease in shares	(16,433)	(67,061)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$281.78	$137.65	$126.31	$136.98	$110.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.59)	(.71)	— [b]	.27	(.11)
Net gain (loss) on investments (realized and unrealized)	35.88	150.08	11.35	(.29)	27.15
Total from investment operations	34.29	149.37	11.35	(.02)	27.04
Less distributions from:
Net investment income	—	—	(.01)	—	(.06)
Net realized gains	(11.52)	(5.24)	—	(10.65)	—
Total distributions	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$304.55	$281.78	$137.65	$126.31	$136.98

Total Return	11.63%	109.05%	8.99%	1.35%	24.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,738	$55,324	$38,634	$18,642	$54,505
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.33%)	— [d]	0.21%	(0.08%)
Total expenses	1.36%	1.44%	1.48%	1.46%	1.38%
Portfolio turnover rate	281%	163%	265%	521%	457%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$259.00	$127.06	$116.88	$127.98	$103.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.15)	(1.15)	(.31)	(.03)	(.33)
Net gain (loss) on investments (realized and unrealized)	33.07	138.33	10.50	(.42)	25.34
Total from investment operations	30.92	137.18	10.19	(.45)	25.01
Less distributions from:
Net investment income	—	—	(.01)	—	(.06)
Net realized gains	(11.52)	(5.24)	—	(10.65)	—
Total distributions	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$278.40	$259.00	$127.06	$116.88	$127.98

Total Return[c]	11.35%	108.53%	8.72%	1.10%	24.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,827	$5,156	$2,120	$3,908	$3,122
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.58%)	(0.23%)	(0.02%)	(0.29%)
Total expenses	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	281%	163%	265%	521%	457%

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$225.59	$111.87	$103.69	$115.77	$93.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.58)	(2.32)	(1.14)	(.91)	(1.14)
Net gain (loss) on investments (realized and unrealized)	28.86	121.28	9.33	(.52)	23.07
Total from investment operations	25.28	118.96	8.19	(1.43)	21.93
Less distributions from:
Net investment income	—	—	(.01)	—	(.06)
Net realized gains	(11.52)	(5.24)	—	(10.65)	—
Total distributions	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$239.35	$225.59	$111.87	$103.69	$115.77

Total Return[c]	10.51%	106.98%	7.91%	0.34%	23.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,838	$2,987	$1,701	$1,317	$2,855
Ratios to average net assets:
Net investment income (loss)	(1.48%)	(1.34%)	(0.96%)	(0.83%)	(1.07%)
Total expenses	2.36%	2.44%	2.48%	2.45%	2.38%
Portfolio turnover rate	281%	163%	265%	521%	457%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$251.22	$123.34	$113.47	$124.62	$100.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.32)	(1.23)	(.30)	(.54)	(.41)
Net gain (loss) on investments (realized and unrealized)	32.37	134.35	10.18	.04 [e]	24.76
Total from investment operations	30.05	133.12	9.88	(.50)	24.35
Less distributions from:
Net investment income	—	—	(.01)	—	(.06)
Net realized gains	(11.52)	(5.24)	—	(10.65)	—
Total distributions	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$269.75	$251.22	$123.34	$113.47	$124.62

Total Return	11.35%	108.53%	8.72%	1.08%	24.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,051	$8,383	$2,142	$3,686	$31,109
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.60%)	(0.22%)	(0.45%)	(0.36%)
Total expenses	1.60%	1.67%	1.73%	1.68%	1.63%
Portfolio turnover rate	281%	163%	265%	521%	457%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01 of (0.01%).
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 31, 2022, Energy Fund Investor Class returned 57.65%, compared with 64.30% for the S&P 500 Energy Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were oil & gas exploration & production, integrated oil & gas, and oil & gas storage & transmission. The industries detracting the most were electrical components & equipment, heavy electrical equipment, and semiconductors.

Exxon Mobil Corp., ConocoPhillips, and Chevron Corp. contributed the most to the Fund’s return for the period. Texas Pacific Land Corp., Sunrun, Inc., and TPI Composites, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.2%
Chevron Corp.	5.8%
ConocoPhillips	3.8%
EOG Resources, Inc.	2.7%
Schlumberger N.V.	2.6%
Pioneer Natural Resources Co.	2.5%
Occidental Petroleum Corp.	2.4%
Marathon Petroleum Corp.	2.4%
Kinder Morgan, Inc.	2.2%
Valero Energy Corp.	2.2%
Top Ten Total	32.8%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	57.65%	1.34%	(1.09%)
A-Class Shares	57.25%	1.09%	(1.32%)
A-Class Shares with sales charge‡	49.79%	0.11%	(1.81%)
C-Class Shares	56.07%	0.33%	(2.08%)
C-Class Shares with CDSC§	55.07%	0.33%	(2.08%)
H-Class Shares**	57.25%	1.06%	(1.44%)
S&P 500 Energy Index	64.30%	6.73%	4.20%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 31, 2022
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 100.2%

Oil & Gas - 65.9%
Exxon Mobil Corp.	49,187	$4,062,354
Chevron Corp.	23,242	3,784,495
ConocoPhillips	24,502	2,450,200
EOG Resources, Inc.	14,651	1,746,839
Pioneer Natural Resources Co.	6,553	1,638,447
Occidental Petroleum Corp.	28,100	1,594,394
Marathon Petroleum Corp.	18,074	1,545,327
Valero Energy Corp.	14,037	1,425,317
Devon Energy Corp.	23,669	1,399,548
Phillips 66	15,241	1,316,670
Hess Corp.	11,493	1,230,211
Petroleo Brasileiro S.A. ADR	81,369	1,204,261
Coterra Energy, Inc. — Class A	38,885	1,048,728
Diamondback Energy, Inc.	7,591	1,040,574
Continental Resources, Inc.	16,177	992,135
Marathon Oil Corp.	38,645	970,376
BP plc ADR	30,679	901,963
Shell plc ADR	15,570	855,260
Equities Corp.	24,836	854,607
APA Corp.	20,368	841,809
Ovintiv, Inc.	15,427	834,138
Chesapeake Energy Corp.	8,187	712,269
Texas Pacific Land Corp.	492	665,238
Range Resources Corp.*	21,167	643,054
Suncor Energy, Inc.	19,347	630,519
PDC Energy, Inc.	7,638	555,130
HF Sinclair Corp.*	13,763	548,456
Murphy Oil Corp.	13,120	529,917
Matador Resources Co.	9,871	522,966
Canadian Natural Resources Ltd.	8,365	518,463
Magnolia Oil & Gas Corp. — Class A	21,160	500,434
Civitas Resources, Inc.	7,871	469,977
SM Energy Co.	11,998	467,322
Helmerich & Payne, Inc.	10,671	456,505
Equinor ASA ADR	12,141	455,409
CNX Resources Corp.*	21,767	451,012
Denbury, Inc.*	5,467	429,542
Callon Petroleum Co.*	6,911	408,302
California Resources Corp.	8,699	389,106
PBF Energy, Inc. — Class A*	15,939	388,433
CVR Energy, Inc.	14,396	367,674
Oasis Petroleum, Inc.	2,331	341,025
Northern Oil and Gas, Inc.	11,320	319,111
Delek US Holdings, Inc.*	13,316	282,566
Laredo Petroleum, Inc.*	3,310	261,953
Total Oil & Gas		43,052,036

Pipelines - 13.3%
Kinder Morgan, Inc.	75,920	1,435,647
Williams Companies, Inc.	41,132	1,374,220
Cheniere Energy, Inc.	9,146	1,268,093
ONEOK, Inc.	16,797	1,186,372
Targa Resources Corp.	11,904	898,395
Enbridge, Inc.	17,839	822,199
New Fortress Energy, Inc.	17,021	725,265
TC Energy Corp.	9,540	538,247
DT Midstream, Inc.	8,634	468,481
Total Pipelines		8,716,919

Oil & Gas Services - 8.3%
Schlumberger N.V.	41,090	1,697,428
Baker Hughes Co.	37,166	1,353,214
Halliburton Co.	34,390	1,302,349
NOV, Inc.	30,703	602,086
ChampionX Corp.	18,948	463,847
Total Oil & Gas Services		5,418,924

Energy-Alternate Sources - 7.7%
Enphase Energy, Inc.*	5,379	1,085,375
Plug Power, Inc.*	31,844	911,057
SolarEdge Technologies, Inc.*	2,266	730,490
First Solar, Inc.*	7,381	618,085
Sunrun, Inc.*	16,839	511,400
SunPower Corp. — Class A*,1	18,280	392,654
Renewable Energy Group, Inc.*	5,803	351,952
Green Plains, Inc.*	8,395	260,329
TPI Composites, Inc.*	10,100	142,006
Total Energy-Alternate Sources		5,003,348

Retail - 1.1%
Murphy USA, Inc.	2,301	460,108
World Fuel Services Corp.	9,575	258,908
Total Retail		719,016

Coal - 1.1%
Peabody Energy Corp.*	16,833	412,914
Arch Resources, Inc.	2,130	292,619
Total Coal		705,533

Mining - 0.9%
Cameco Corp.	20,851	606,764

Machinery-Diversified - 0.7%
Cactus, Inc. — Class A	8,168	463,452

Electric - 0.6%
Ameresco, Inc. — Class A*	5,266	418,647

Electrical Components & Equipment - 0.6%
EnerSys	4,682	349,137

Total Common Stocks
(Cost $37,065,257)		65,453,776

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$310,402	$310,402
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	119,553	119,553
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	31,084	31,084
Total Repurchase Agreements
(Cost $461,039)		461,039

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	272,642	$272,642
Total Securities Lending Collateral
(Cost $272,642)		272,642

Total Investments - 101.3%
(Cost $37,798,938)		$66,187,457
Other Assets & Liabilities, net - (1.3)%		(841,655)
Total Net Assets - 100.0%		$65,345,802

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$65,453,776	$—	$—	$65,453,776
Repurchase Agreements	—	461,039	—	461,039
Securities Lending Collateral	272,642	—	—	272,642
Total Assets	$65,726,418	$461,039	$—	$66,187,457

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $272,388 of securities loaned (cost $37,337,899)	$65,726,418
Repurchase agreements, at value (cost $461,039)	461,039
Receivables:
Fund shares sold	139,992
Dividends	39,998
Securities lending income	89
Total assets	66,367,536

Liabilities:
Payable for:
Fund shares redeemed	629,510
Return of securities lending collateral	272,642
Management fees	48,148
Transfer agent and administrative fees	15,237
Portfolio accounting fees	5,664
Distribution and service fees	2,633
Trustees’ fees*	695
Miscellaneous	47,205
Total liabilities	1,021,734
Commitments and contingent liabilities (Note 9)	—
Net assets	$65,345,802

Net assets consist of:
Paid in capital	$65,504,114
Total distributable earnings (loss)	(158,312)
Net assets	$65,345,802

Investor Class:
Net assets	$57,612,326
Capital shares outstanding	240,096
Net asset value per share	$239.96

A-Class:
Net assets	$4,014,660
Capital shares outstanding	18,121
Net asset value per share	$221.55
Maximum offering price per share (Net asset value divided by 95.25%)	$232.60

C-Class:
Net assets	$1,639,844
Capital shares outstanding	8,658
Net asset value per share	$189.40

H-Class:
Net assets	$2,078,972
Capital shares outstanding	9,701
Net asset value per share	$214.30

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $20,063)	$2,090,453
Interest	151
Income from securities lending, net	3,032
Total investment income	2,093,636

Expenses:
Management fees	531,983
Distribution and service fees:
A-Class	7,225
C-Class	10,976
H-Class	6,674
Transfer agent and administrative fees	173,372
Portfolio accounting fees	62,586
Professional fees	29,822
Custodian fees	8,295
Trustees’ fees*	6,831
Line of credit fees	49
Miscellaneous	37,606
Total expenses	875,419
Net investment income	1,218,217

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,094,283
Net realized gain	4,094,283
Net change in unrealized appreciation (depreciation) on:
Investments	20,769,850
Net change in unrealized appreciation (depreciation)	20,769,850
Net realized and unrealized gain	24,864,133
Net increase in net assets resulting from operations	$26,082,350

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,218,217	$306,823
Net realized gain (loss) on investments	4,094,283	(1,453,340)
Net change in unrealized appreciation (depreciation) on investments	20,769,850	7,203,790
Net increase in net assets resulting from operations	26,082,350	6,057,273

Distributions to shareholders:
Investor Class	(272,328)	(213,265)
A-Class	(17,226)	(38,158)
C-Class	(6,906)	(19,851)
H-Class	(10,363)	(20,784)
Total distributions to shareholders	(306,823)	(292,058)

Capital share transactions:
Proceeds from sale of shares
Investor Class	271,052,529	150,630,160
A-Class	3,727,225	8,452,916
C-Class	1,587,379	882,168
H-Class	12,987,251	6,045,215
Distributions reinvested
Investor Class	270,767	209,206
A-Class	16,329	36,489
C-Class	6,696	19,168
H-Class	9,780	20,784
Cost of shares redeemed
Investor Class	(255,335,090)	(141,096,481)
A-Class	(3,172,125)	(8,000,632)
C-Class	(1,219,353)	(964,963)
H-Class	(13,119,025)	(5,521,324)
Net increase from capital share transactions	16,812,363	10,712,706
Net increase in net assets	42,587,890	16,477,921

Net assets:
Beginning of year	22,757,912	6,279,991
End of year	$65,345,802	$22,757,912

Capital share activity:
Shares sold
Investor Class	1,425,959	1,183,818
A-Class	20,617	62,484
C-Class	10,787	9,451
H-Class	81,073	52,998
Shares issued from reinvestment of distributions
Investor Class	1,455	1,689
A-Class	95	318
C-Class	45	193
H-Class	59	187
Shares redeemed
Investor Class	(1,306,447)	(1,117,957)
A-Class	(18,225)	(60,130)
C-Class	(8,287)	(10,057)
H-Class	(82,948)	(50,445)
Net increase in shares	124,183	72,549

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$152.94	$81.74	$204.01	$223.24	$236.20
Income (loss) from investment operations:
Net investment income (loss)[a]	3.62	1.44	2.91	1.05	1.83
Net gain (loss) on investments (realized and unrealized)	84.29	72.59	(123.74)	(18.87)	(13.11)
Total from investment operations	87.91	74.03	(120.83)	(17.82)	(11.28)
Less distributions from:
Net investment income	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$239.96	$152.94	$81.74	$204.01	$223.24

Total Return	57.65%	91.43%	(59.61%)	(7.94%)	(4.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,612	$18,220	$4,216	$16,172	$37,253
Ratios to average net assets:
Net investment income (loss)	1.90%	2.02%	1.65%	0.46%	0.82%
Total expenses	1.36%	1.42%	1.48%	1.46%	1.37%
Portfolio turnover rate	382%	939%	428%	525%	954%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$141.62	$76.01	$190.30	$208.85	$221.57
Income (loss) from investment operations:
Net investment income (loss)[a]	2.67	1.00	2.46	.63	1.62
Net gain (loss) on investments (realized and unrealized)	78.15	67.44	(115.31)	(17.77)	(12.66)
Total from investment operations	80.82	68.44	(112.85)	(17.14)	(11.04)
Less distributions from:
Net investment income	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$221.55	$141.62	$76.01	$190.30	$208.85

Total Return[b]	57.25%	90.89%	(59.69%)	(8.16%)	(4.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,015	$2,214	$985	$3,369	$3,111
Ratios to average net assets:
Net investment income (loss)	1.60%	1.60%	1.50%	0.33%	0.78%
Total expenses	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	382%	939%	428%	525%	954%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$122.07	$66.27	$167.39	$185.28	$198.29
Income (loss) from investment operations:
Net investment income (loss)[a]	1.32	.56	1.08	(1.08)	(.03)
Net gain (loss) on investments (realized and unrealized)	66.90	58.07	(100.76)	(15.40)	(11.30)
Total from investment operations	68.22	58.63	(99.68)	(16.48)	(11.33)
Less distributions from:
Net investment income	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$189.40	$122.07	$66.27	$167.39	$185.28

Total Return[b]	56.07%	89.48%	(60.01%)	(8.83%)	(5.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,640	$746	$432	$1,637	$3,721
Ratios to average net assets:
Net investment income (loss)	0.91%	1.05%	0.76%	(0.56%)	(0.02%)
Total expenses	2.36%	2.44%	2.48%	2.45%	2.38%
Portfolio turnover rate	382%	939%	428%	525%	954%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$137.02	$73.61	$184.50	$202.54	$215.03
Income (loss) from investment operations:
Net investment income (loss)[a]	2.80	1.06	1.92	1.20	2.97
Net gain (loss) on investments (realized and unrealized)	75.37	65.18	(111.37)	(17.83)	(13.78)
Total from investment operations	78.17	66.24	(109.45)	(16.63)	(10.81)
Less distributions from:
Net investment income	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$214.30	$137.02	$73.61	$184.50	$202.54

Total Return	57.25%	90.87%	(59.73%)	(8.16%)	(5.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,079	$1,578	$646	$824	$1,480
Ratios to average net assets:
Net investment income (loss)	1.73%	1.60%	1.25%	0.54%	1.50%
Total expenses	1.61%	1.68%	1.72%	1.70%	1.63%
Portfolio turnover rate	382%	939%	428%	525%	954%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 31, 2022, Energy Services Fund Investor Class returned 37.44%, compared with 64.30% for the S&P 500 Energy Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were oil & gas equipment & services, oil & gas drilling, and trading companies & distributors. The industries contributing the least were electrical components & equipment and construction & engineering.

Schlumberger N.V., Baker Hughes Co. and Halliburton Co. contributed the most to the Fund’s return for the period. Sunrun, Inc., DMC Global, Inc., and National Energy Services Reunited Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	12.0%
Baker Hughes Co.	9.6%
Halliburton Co.	9.2%
NOV, Inc.	4.3%
SolarEdge Technologies, Inc.	4.1%
Sunrun, Inc.	3.7%
Cactus, Inc. — Class A	3.4%
Helmerich & Payne, Inc.	3.3%
ChampionX Corp.	3.3%
Valaris Ltd.	3.2%
Top Ten Total	56.1%

“Ten Largest Holdings” excludes any temporary cash investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	37.44%	(13.00%)	(10.72%)
A-Class Shares	37.09%	(13.22%)	(10.94%)
A-Class Shares with sales charge‡	30.58%	(14.07%)	(11.37%)
C-Class Shares	36.07%	(13.86%)	(11.61%)
C-Class Shares with CDSC§	35.07%	(13.86%)	(11.61%)
H-Class Shares**	37.09%	(13.21%)	(11.03%)
S&P 500 Energy Index	64.30%	6.73%	4.20%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2022
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas Services - 70.6%
Schlumberger N.V.	64,856	$2,679,201
Baker Hughes Co.	58,672	2,136,248
Halliburton Co.	54,249	2,054,410
NOV, Inc.	48,453	950,163
ChampionX Corp.	29,825	730,116
Liberty Oilfield Services, Inc. — Class A*	39,294	582,337
TechnipFMC plc*	70,509	546,445
Weatherford International plc*	16,036	533,999
Expro Group Holdings N.V.*	28,352	504,099
Core Laboratories N.V.	13,470	426,056
US Silica Holdings, Inc.*	22,715	423,862
ProPetro Holding Corp.*	29,934	416,981
Archrock, Inc.	44,181	407,791
Oceaneering International, Inc.*	26,864	407,258
Dril-Quip, Inc.*	10,614	396,433
NOW, Inc.*	34,373	379,134
Bristow Group, Inc.*	9,178	340,320
Tidewater, Inc.*	15,271	331,992
MRC Global, Inc.*	27,717	330,109
National Energy Services Reunited Corp.*	34,711	291,572
DMC Global, Inc.*	7,929	241,834
Solaris Oilfield Infrastructure, Inc. — Class A	21,102	238,242
Oil States International, Inc.*	32,732	227,487
Matrix Service Co.*	18,505	152,111
Total Oil & Gas Services		15,728,200

Oil & Gas - 13.5%
Helmerich & Payne, Inc.	17,354	742,404
Valaris Ltd.*	13,650	709,390
Patterson-UTI Energy, Inc.	40,174	621,894
Noble Corp.*	15,099	529,220
Nabors Industries Ltd.*	2,663	406,693
Total Oil & Gas		3,009,601

Energy-Alternate Sources - 7.8%
SolarEdge Technologies, Inc.*	2,810	905,860
Sunrun, Inc.*	27,384	831,652
Total Energy-Alternate Sources		1,737,512

Machinery-Diversified - 3.4%
Cactus, Inc. — Class A	13,275	$753,223

Metal Fabricate & Hardware - 2.6%
Tenaris S.A. ADR	19,326	581,133

Retail - 1.6%
Aspen Aerogels, Inc.*	10,410	358,937

Total Common Stocks
(Cost $14,028,183)		22,168,606

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$93,312	93,312
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	35,940	35,940
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	9,344	9,344
Total Repurchase Agreements
(Cost $138,596)		138,596

Total Investments - 100.1%
(Cost $14,166,779)		$22,307,202
Other Assets & Liabilities, net - (0.1)%		(24,803)
Total Net Assets - 100.0%		$22,282,399

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,168,606	$—	$—	$22,168,606
Repurchase Agreements	—	138,596	—	138,596
Total Assets	$22,168,606	$138,596	$—	$22,307,202

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $14,028,183)	$22,168,606
Repurchase agreements, at value (cost $138,596)	138,596
Receivables:
Fund shares sold	606,084
Dividends	9,457
Securities lending income	54
Total assets	22,922,797

Liabilities:
Payable for:
Securities purchased	567,260
Fund shares redeemed	30,017
Management fees	16,517
Transfer agent and administrative fees	5,227
Distribution and service fees	3,458
Portfolio accounting fees	1,943
Trustees’ fees*	232
Miscellaneous	15,744
Total liabilities	640,398
Commitments and contingent liabilities (Note 9)	—
Net assets	$22,282,399

Net assets consist of:
Paid in capital	$50,561,021
Total distributable earnings (loss)	(28,278,622)
Net assets	$22,282,399

Investor Class:
Net assets	$9,375,976
Capital shares outstanding	40,435
Net asset value per share	$231.88

A-Class:
Net assets	$1,035,584
Capital shares outstanding	4,811
Net asset value per share	$215.25
Maximum offering price per share (Net asset value divided by 95.25%)	$225.98

C-Class:
Net assets	$813,921
Capital shares outstanding	4,369
Net asset value per share	$186.29

H-Class:
Net assets	$11,056,918
Capital shares outstanding	53,009
Net asset value per share	$208.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $113)	$263,838
Interest	65
Income from securities lending, net	277
Total investment income	264,180

Expenses:
Management fees	217,741
Distribution and service fees:
A-Class	1,973
C-Class	9,308
H-Class	9,276
Transfer agent and administrative fees	70,940
Portfolio accounting fees	25,616
Professional fees	11,188
Custodian fees	3,492
Trustees’ fees*	2,601
Line of credit fees	48
Miscellaneous	16,525
Total expenses	368,708
Net investment loss	(104,528)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,221,184
Net realized gain	2,221,184
Net change in unrealized appreciation (depreciation) on:
Investments	5,378,720
Net change in unrealized appreciation (depreciation)	5,378,720
Net realized and unrealized gain	7,559,904
Net increase in net assets resulting from operations	$7,495,376

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(104,528)	$31,147
Net realized gain (loss) on investments	2,221,184	(2,872,726)
Net change in unrealized appreciation (depreciation) on investments	5,378,720	4,839,953
Net increase in net assets resulting from operations	7,495,376	1,998,374

Distributions to shareholders:
Investor Class	(21,872)	(58,239)
A-Class	(1,886)	(7,763)
C-Class	(4,576)	(5,500)
H-Class	(2,813)	(13,320)
Total distributions to shareholders	(31,147)	(84,822)

Capital share transactions:
Proceeds from sale of shares
Investor Class	77,176,798	30,897,142
A-Class	2,199,033	1,084,574
C-Class	1,637,269	749,587
H-Class	21,796,874	11,467,298
Distributions reinvested
Investor Class	21,449	57,067
A-Class	1,851	7,098
C-Class	4,576	5,499
H-Class	2,791	13,320
Cost of shares redeemed
Investor Class	(77,547,416)	(29,134,887)
A-Class	(1,974,352)	(973,357)
C-Class	(1,542,259)	(682,420)
H-Class	(13,505,610)	(11,270,764)
Net increase from capital share transactions	8,271,004	2,220,157
Net increase in net assets	15,735,233	4,133,709

Net assets:
Beginning of year	6,547,166	2,413,457
End of year	$22,282,399	$6,547,166

Capital share activity:
Shares sold
Investor Class	430,685	241,060
A-Class	12,542	9,335
C-Class	11,060	7,226
H-Class	128,869	82,664
Shares issued from reinvestment of distributions
Investor Class	123	388
A-Class	11	52
C-Class	32	46
H-Class	18	100
Shares redeemed
Investor Class	(418,168)	(233,553)
A-Class	(12,036)	(7,803)
C-Class	(10,209)	(6,885)
H-Class	(80,393)	(85,965)
Net increase in shares	62,534	6,665

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$169.20	$75.50	$281.99	$378.02	$483.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.63)	.20	2.40	.15	8.85 [d]
Net gain (loss) on investments (realized and unrealized)	63.81	95.34	(208.59)	(92.88)	(110.66)
Total from investment operations	63.18	95.54	(206.19)	(92.73)	(101.81)
Less distributions from:
Net investment income	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$231.88	$169.20	$75.50	$281.99	$378.02

Total Return	37.44%	127.06%	(73.21%)	(24.43%)	(21.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,376	$4,703	$1,502	$6,896	$8,181
Ratios to average net assets:
Net investment income (loss)	(0.35%)	0.82%	1.11%	0.06%	2.19%[e]
Total expenses	1.36%	1.42%	1.48%	1.46%	1.38%
Portfolio turnover rate	290%	770%	810%	1,453%	1,824%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$157.49	$70.51	$264.03	$355.19	$455.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.04)	.19	1.95	1.80	9.00 [d]
Net gain (loss) on investments (realized and unrealized)	59.30	88.63	(195.17)	(89.66)	(105.94)
Total from investment operations	58.26	88.82	(193.22)	(87.86)	(96.94)
Less distributions from:
Net investment income	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$215.25	$157.49	$70.51	$264.03	$355.19

Total Return[b]	37.09%	126.39%	(73.26%)	(24.65%)	(21.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,036	$676	$191	$829	$811
Ratios to average net assets:
Net investment income (loss)	(0.61%)	0.87%	0.94%	0.60%	2.37%[e]
Total expenses	1.61%	1.68%	1.73%	1.73%	1.63%
Portfolio turnover rate	290%	770%	810%	1,453%	1,824%

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$137.36	$62.08	$234.26	$317.99	$411.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.02)	(.01)	.30	(2.55)	5.70 [d]
Net gain (loss) on investments (realized and unrealized)	51.45	77.13	(172.18)	(77.88)	(95.61)
Total from investment operations	49.43	77.12	(171.88)	(80.43)	(89.91)
Less distributions from:
Net investment income	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$186.29	$137.36	$62.08	$234.26	$317.99

Total Return[b]	36.07%	124.62%	(73.46%)	25.17%	(21.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$814	$479	$192	$826	$1,836
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(0.03%)	0.20%	(0.84%)	1.66%[e]
Total expenses	2.36%	2.43%	2.48%	2.45%	2.38%
Portfolio turnover rate	290%	770%	810%	1,453%	1,824%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$152.63	$68.37	$255.45	$343.95	$442.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	.02	1.65	.45	2.85 [d]
Net gain (loss) on investments (realized and unrealized)	57.21	86.08	(188.43)	(85.65)	(97.26)
Total from investment operations	56.46	86.10	(186.78)	(85.20)	(94.41)
Less distributions from:
Net investment income	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$208.59	$152.63	$68.37	$255.45	$343.95

Total Return	37.09%	126.23%	(73.19%)	(24.67%)	(21.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,057	$689	$528	$6,395	$15,754
Ratios to average net assets:
Net investment income (loss)	(0.43%)	0.11%	0.77%	0.15%	0.76%[e]
Total expenses	1.62%	1.68%	1.72%	1.70%	1.63%
Portfolio turnover rate	290%	770%	810%	1,453%	1,824%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.
[d]

Net investments income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[e]	Net investment income to average net assets includes 1.99% from Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 31, 2022, Financial Services Fund Investor Class returned 15.72%, compared with 14.69% for the S&P 500 Financials Index. The broader S&P 500 Index returned 15.65%.

Specialized REITs, asset management & custody banks, and residential REITs contributed the most to return. Thrift & mortgage finance and mortgage REITs detracted the most from return.

Berkshire Hathaway, Inc. - Class B, Blackstone, Inc. - Class A, and Prologis, Inc. contributed the most to the Fund’s return for the period. Futu Holdings Ltd. - Class A ADR, Citigroup, Inc., and Rocket Companies, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.3%
Bank of America Corp.	2.1%
Wells Fargo & Co.	1.5%
Blackstone, Inc. — Class A	1.5%
S&P Global, Inc.	1.4%
American Express Co.	1.4%
Charles Schwab Corp.	1.4%
Morgan Stanley	1.4%
Prologis, Inc.	1.3%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	15.72%	10.82%	11.08%
A-Class Shares	15.42%	10.54%	10.81%
A-Class Shares with sales charge‡	9.94%	9.47%	10.27%
C-Class Shares	14.55%	9.72%	9.98%
C-Class Shares with CDSC§	13.55%	9.72%	9.98%
H-Class Shares**	15.47%	10.55%	10.72%
S&P 500 Financials Index	14.69%	12.36%	13.86%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 31, 2022
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 98.9%

REITs - 28.9%
Prologis, Inc.	3,956	$638,815
American Tower Corp. — Class A	2,499	627,799
Crown Castle International Corp.	2,876	530,910
Public Storage	1,274	497,217
Equinix, Inc.	644	477,603
Welltower, Inc.	4,044	388,790
Realty Income Corp.	5,462	378,517
Digital Realty Trust, Inc.	2,658	376,904
Simon Property Group, Inc.	2,862	376,525
SBA Communications Corp.	1,046	359,929
AvalonBay Communities, Inc.	1,376	341,757
Equity Residential	3,748	337,020
Alexandria Real Estate Equities, Inc.	1,666	335,282
Extra Space Storage, Inc.	1,506	309,634
Weyerhaeuser Co.	7,975	302,252
Ventas, Inc.	4,755	293,669
Invitation Homes, Inc.	7,104	285,439
Mid-America Apartment Communities, Inc.	1,351	282,967
Duke Realty Corp.	4,789	278,049
Essex Property Trust, Inc.	790	272,929
VICI Properties, Inc.	9,505	270,512
Boston Properties, Inc.	2,044	263,267
Sun Communities, Inc.	1,477	258,903
Healthpeak Properties, Inc.	7,307	250,849
UDR, Inc.	4,310	247,265
Camden Property Trust	1,434	238,331
WP Carey, Inc.	2,837	229,343
Kimco Realty Corp.	9,234	228,080
American Homes 4 Rent — Class A	5,462	218,644
Equity LifeStyle Properties, Inc.	2,857	218,503
Host Hotels & Resorts, Inc.	11,017	214,060
Medical Properties Trust, Inc.	10,043	212,309
Regency Centers Corp.	2,925	208,669
Rexford Industrial Realty, Inc.	2,731	203,705
Life Storage, Inc.	1,439	202,079
Gaming and Leisure Properties, Inc.	4,290	201,330
CubeSmart	3,855	200,576
Lamar Advertising Co. — Class A	1,719	199,713
Federal Realty Investment Trust	1,487	181,518
Kilroy Realty Corp.	2,290	175,002
Vornado Realty Trust	3,763	170,539
First Industrial Realty Trust, Inc.	2,716	168,148
National Retail Properties, Inc.	3,714	166,907
STORE Capital Corp.	5,612	164,039
Omega Healthcare Investors, Inc.	5,244	163,403
American Campus Communities, Inc.	2,915	163,153
Brixmor Property Group, Inc.	6,305	162,732
Americold Realty Trust	5,709	159,167
Healthcare Trust of America, Inc. — Class A	4,973	155,854
AGNC Investment Corp.	11,563	151,475
Spirit Realty Capital, Inc.	3,055	140,591
SL Green Realty Corp.	1,622	131,674
Agree Realty Corp.	1,918	127,278
Park Hotels & Resorts, Inc.	6,324	123,508
Total REITs		14,263,133

Banks - 24.3%
JPMorgan Chase & Co.	8,247	1,124,231
Bank of America Corp.	24,672	1,016,980
Wells Fargo & Co.	15,438	748,126
Morgan Stanley	7,801	681,807
Goldman Sachs Group, Inc.	1,826	602,763
Citigroup, Inc.	10,595	565,773
U.S. Bancorp	9,220	490,043
PNC Financial Services Group, Inc.	2,639	486,764
Truist Financial Corp.	8,489	481,326
Bank of New York Mellon Corp.	7,104	352,572
State Street Corp.	3,661	318,946
SVB Financial Group*	568	317,768
First Republic Bank	1,831	296,805
Fifth Third Bancorp	6,799	292,629
Northern Trust Corp.	2,392	278,548
ICICI Bank Ltd. ADR	14,594	276,410
Royal Bank of Canada	2,334	257,370
M&T Bank Corp.	1,511	256,115
Huntington Bancshares, Inc.	17,398	254,359
HDFC Bank Ltd. ADR	4,121	252,741
Regions Financial Corp.	11,331	252,228
KeyCorp	11,142	249,358
Bank of Nova Scotia	3,389	243,059
Citizens Financial Group, Inc.	5,196	235,535
Signature Bank	775	227,455
First Horizon Corp.	8,808	206,900
Comerica, Inc.	2,087	188,727
East West Bancorp, Inc.	2,349	185,618
Webster Financial Corp.	3,137	176,048
Zions Bancorp North America	2,639	173,013
Western Alliance Bancorporation	1,981	164,066
Synovus Financial Corp.	3,050	149,450
Silvergate Capital Corp. — Class A*	867	130,544
Atlantic Union Bankshares Corp.	2,484	91,138
Total Banks		12,025,215

Insurance - 21.6%
Berkshire Hathaway, Inc. — Class B*	4,653	1,642,090
Marsh & McLennan Companies, Inc.	3,229	550,286
Aon plc — Class A	1,511	492,027
Progressive Corp.	4,310	491,297
Chubb Ltd.	2,145	458,816
MetLife, Inc.	6,276	441,077
Willis Towers Watson plc	1,835	433,464
American International Group, Inc.	6,668	418,550
Travelers Companies, Inc.	2,126	388,484
Prudential Financial, Inc.	3,254	384,525
Allstate Corp.	2,716	376,193
Aflac, Inc.	5,815	374,428
Arthur J Gallagher & Co.	2,039	356,009
Hartford Financial Services Group, Inc.	3,932	282,357
Cincinnati Financial Corp.	2,024	275,183
Brown & Brown, Inc.	3,724	269,134

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
FINANCIAL SERVICES FUND

	Shares	Value
RenaissanceRe Holdings Ltd.	1,695	$268,674
Markel Corp.*	177	261,117
Principal Financial Group, Inc.	3,482	255,614
Loews Corp.	3,597	233,158
Fidelity National Financial, Inc.	4,329	211,428
American Financial Group, Inc.	1,410	205,324
Equitable Holdings, Inc.	6,305	194,888
Lincoln National Corp.	2,866	187,322
Assurant, Inc.	1,022	185,830
Globe Life, Inc.	1,806	181,684
Old Republic International Corp.	6,242	161,481
Reinsurance Group of America, Inc. — Class A	1,453	159,045
Voya Financial, Inc.	2,290	151,942
First American Financial Corp.	2,310	149,734
Unum Group	4,683	147,561
MGIC Investment Corp.	8,523	115,487
Total Insurance		10,704,209

Diversified Financial Services - 15.7%
American Express Co.	3,695	690,965
Charles Schwab Corp.	8,144	686,621
BlackRock, Inc. — Class A	824	629,676
CME Group, Inc. — Class A	2,179	518,297
Intercontinental Exchange, Inc.	3,753	495,846
Capital One Financial Corp.	3,118	409,362
Coinbase Global, Inc. — Class A*	1,956	371,366
Apollo Global Management, Inc.	5,539	343,363
T. Rowe Price Group, Inc.	2,242	338,968
Ameriprise Financial, Inc.	1,090	327,392
Nasdaq, Inc.	1,758	313,276
Discover Financial Services	2,833	312,168
Synchrony Financial	6,649	231,452
LPL Financial Holdings, Inc.	1,197	218,668
Ally Financial, Inc.	4,934	214,530
Franklin Resources, Inc.	7,622	212,806
Cboe Global Markets, Inc.	1,748	200,006
Invesco Ltd.	8,295	191,283
SoFi Technologies, Inc.*,1	18,401	173,889
Upstart Holdings, Inc.*,1	1,545	168,544
Jefferies Financial Group, Inc.	4,862	159,717
Stifel Financial Corp.	2,228	151,281
OneMain Holdings, Inc.	3,036	143,937
SLM Corp.	6,992	128,373
Evercore, Inc. — Class A	1,027	114,326
Total Diversified Financial Services		7,746,112

Private Equity - 3.9%
Blackstone, Inc. — Class A	5,699	723,431
KKR & Company, Inc. — Class A	7,050	412,214
Ares Management Corp. — Class A	3,497	284,061
Brookfield Asset Management, Inc. — Class A	4,484	253,660
Carlyle Group, Inc.	4,973	243,229
Total Private Equity		1,916,595

Commercial Services - 2.8%
S&P Global, Inc.	1,724	707,150
Moody’s Corp.	1,380	465,626
MarketAxess Holdings, Inc.	582	197,996
Total Commercial Services		1,370,772

Software - 0.7%
MSCI, Inc. — Class A	727	365,594

Savings & Loans - 0.6%
People’s United Financial, Inc.	8,033	160,580
New York Community Bancorp, Inc.	11,568	124,009
Total Savings & Loans		284,589

Media - 0.4%
FactSet Research Systems, Inc.	539	234,007

Total Common Stocks
(Cost $40,091,817)		48,910,226

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$334,619	334,619
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	128,880	128,880
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	33,509	33,509
Total Repurchase Agreements
(Cost $497,008)		497,008

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	177,610	177,610
Total Securities Lending Collateral
(Cost $177,610)		177,610

Total Investments - 100.3%
(Cost $40,766,435)		$49,584,844
Other Assets & Liabilities, net - (0.3)%		(166,297)
Total Net Assets - 100.0%		$49,418,547

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$48,910,226	$—	$—	$48,910,226
Repurchase Agreements	—	497,008	—	497,008
Securities Lending Collateral	177,610	—	—	177,610
Total Assets	$49,087,836	$497,008	$—	$49,584,844

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $167,501 of securities loaned (cost $40,269,427)	$49,087,836
Repurchase agreements, at value (cost $497,008)	497,008
Cash	579
Receivables:
Dividends	60,945
Fund shares sold	25,417
Foreign tax reclaims	299
Securities lending income	18
Total assets	49,672,102

Liabilities:
Payable for:
Return of securities lending collateral	177,610
Management fees	22,948
Fund shares redeemed	9,858
Transfer agent and administrative fees	7,262
Portfolio accounting fees	2,700
Distribution and service fees	2,640
Trustees’ fees*	444
Miscellaneous	30,093
Total liabilities	253,555
Commitments and contingent liabilities (Note 9)	—
Net assets	$49,418,547

Net assets consist of:
Paid in capital	$43,582,873
Total distributable earnings (loss)	5,835,674
Net assets	$49,418,547

Investor Class:
Net assets	$32,003,789
Capital shares outstanding	313,931
Net asset value per share	$101.95

A-Class:
Net assets	$3,276,038
Capital shares outstanding	34,653
Net asset value per share	$94.54
Maximum offering price per share (Net asset value divided by 95.25%)	$99.25

C-Class:
Net assets	$1,215,889
Capital shares outstanding	14,986
Net asset value per share	$81.13

H-Class:
Net assets	$12,922,831
Capital shares outstanding	141,040
Net asset value per share	$91.63

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $3,048)	$835,553
Interest	105
Income from securities lending, net	1,002
Total investment income	836,660

Expenses:
Management fees	357,176
Distribution and service fees:
A-Class	9,294
C-Class	12,049
H-Class	7,116
Transfer agent and administrative fees	116,275
Portfolio accounting fees	42,020
Professional fees	17,766
Custodian fees	5,602
Trustees’ fees*	4,382
Line of credit fees	12
Miscellaneous	26,913
Total expenses	598,605
Net investment income	238,055

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,954,354
Net realized gain	1,954,354
Net change in unrealized appreciation (depreciation) on:
Investments	1,680,516
Net change in unrealized appreciation (depreciation)	1,680,516
Net realized and unrealized gain	3,634,870
Net increase in net assets resulting from operations	$3,872,925

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$238,055	$169,939
Net realized gain on investments	1,954,354	19,848
Net change in unrealized appreciation (depreciation) on investments	1,680,516	6,560,465
Net increase in net assets resulting from operations	3,872,925	6,750,252

Distributions to shareholders:
Investor Class	(389,940)	—
A-Class	(31,773)	—
C-Class	(13,689)	—
H-Class	(5,359)	—
Total distributions to shareholders	(440,761)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	160,477,130	62,886,989
A-Class	2,553,393	1,669,156
C-Class	1,448,795	1,791,284
H-Class	31,611,881	3,147,059
Distributions reinvested
Investor Class	386,572	—
A-Class	31,719	—
C-Class	13,339	—
H-Class	5,286	—
Cost of shares redeemed
Investor Class	(164,261,323)	(36,775,287)
A-Class	(2,592,746)	(7,580,564)
C-Class	(1,418,493)	(1,699,737)
H-Class	(21,662,739)	(757,798)
Net increase from capital share transactions	6,592,814	22,681,102
Net increase in net assets	10,024,978	29,431,354

Net assets:
Beginning of year	39,393,569	9,962,215
End of year	$49,418,547	$39,393,569

Capital share activity:
Shares sold
Investor Class	1,575,301	841,230
A-Class	28,036	27,662
C-Class	18,147	30,564
H-Class	340,539	40,856
Shares issued from reinvestment of distributions
Investor Class	3,696	—
A-Class	327	—
C-Class	160	—
H-Class	56	—
Shares redeemed
Investor Class	(1,628,946)	(531,516)
A-Class	(27,345)	(106,444)
C-Class	(17,792)	(30,403)
H-Class	(240,129)	(12,616)
Net increase in shares	52,050	259,333

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$88.84	$54.80	$68.68	$72.17	$65.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.88	.83	.53	.61
Net gain (loss) on investments (realized and unrealized)	13.35	33.16	(14.39)	(.86)[d]	6.79
Total from investment operations	13.99	34.04	(13.56)	(.33)	7.40
Less distributions from:
Net investment income	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	(.54)	—	—	(2.27)	—
Total distributions	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$101.95	$88.84	$54.80	$68.68	$72.17

Total Return	15.72%	62.12%	(19.88%)	(0.14%)	11.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,004	$32,328	$2,968	$4,978	$25,183
Ratios to average net assets:
Net investment income (loss)	0.63%	1.19%	1.12%	0.74%	0.89%
Total expenses	1.36%	1.41%	1.48%	1.45%	1.38%
Portfolio turnover rate	406%	246%	249%	410%	347%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$82.65	$51.10	$64.22	$67.88	$61.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.55	.54	.37	.53
Net gain (loss) on investments (realized and unrealized)	12.41	31.00	(13.34)	(.87)[d]	6.28
Total from investment operations	12.77	31.55	(12.80)	(.50)	6.81
Less distributions from:
Net investment income	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	(.54)	—	—	(2.27)	—
Total distributions	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$94.54	$82.65	$51.10	$64.22	$67.88

Total Return[b]	15.42%	61.74%	(20.07%)	(0.41%)	11.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,276	$2,780	$5,745	$7,602	$8,293
Ratios to average net assets:
Net investment income (loss)	0.39%	0.86%	0.78%	0.55%	0.81%
Total expenses	1.61%	1.70%	1.72%	1.71%	1.63%
Portfolio turnover rate	406%	246%	249%	410%	347%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$71.57	$44.59	$56.49	$60.56	$55.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.03)	.01	(.16)	— [c]
Net gain (loss) on investments (realized and unrealized)	10.72	27.01	(11.59)	(.75)[d]	5.67
Total from investment operations	10.44	26.98	(11.58)	(.91)	5.67
Less distributions from:
Net investment income	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	(.54)	—	—	(2.27)	—
Total distributions	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$81.13	$71.57	$44.59	$56.49	$60.56

Total Return[b]	14.55%	60.51%	(20.66%)	(1.15%)	10.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,216	$1,036	$638	$985	$2,218
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.06%)	0.02%	(0.27%)	— [e]
Total expenses	2.36%	2.43%	2.47%	2.46%	2.38%
Portfolio turnover rate	406%	246%	249%	410%	347%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$80.10	$49.53	$62.26	$65.93	$59.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.68	.54	.03	.46
Net gain (loss) on investments (realized and unrealized)	12.00	29.89	(12.95)	(.54)[d]	6.17
Total from investment operations	12.41	30.57	(12.41)	(.51)	6.63
Less distributions from:
Net investment income	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	(.54)	—	—	(2.27)	—
Total distributions	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$91.63	$80.10	$49.53	$62.26	$65.93

Total Return	15.47%	61.72%	(20.08%)	(0.42%)	11.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,923	$3,250	$611	$1,606	$3,014
Ratios to average net assets:
Net investment income (loss)	0.45%	1.07%	0.81%	0.05%	0.72%
Total expenses	1.61%	1.69%	1.72%	1.73%	1.63%
Portfolio turnover rate	406%	246%	249%	410%	347%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Less than 0.01% or (0.01%).

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 31, 2022, Health Care Fund Investor Class returned 9.40%, compared with 19.10% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 15.65%.

The industries contributing the most to return were pharmaceuticals, health care equipment, and managed health care. The industries contributing the least were health care technology and health care supplies.

AbbVie, Inc., Eli Lilly & Co., and UnitedHealth Group, Inc., contributed the most to the Fund’s return for the period. Teladoc Health, Inc., Invitae Corp., and 10X Genomics, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	3.3%
Johnson & Johnson	3.3%
AbbVie, Inc.	2.6%
Eli Lilly & Co.	2.5%
Pfizer, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.3%
Merck & Company, Inc.	2.2%
Danaher Corp.	2.2%
Abbott Laboratories	2.1%
Medtronic plc	2.0%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	9.40%	13.30%	13.61%
A-Class Shares	9.14%	13.01%	13.32%
A-Class Shares with sales charge‡	3.97%	11.92%	12.77%
C-Class Shares	8.34%	12.18%	12.49%
C-Class Shares with CDSC§	7.34%	12.18%	12.49%
H-Class Shares**	9.14%	13.02%	13.24%
S&P 500 Health Care Index	19.10%	15.10%	15.87%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 20, 215, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

76 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Healthcare-Products - 31.4%
Thermo Fisher Scientific, Inc.	1,726	$1,019,462
Danaher Corp.	3,311	971,216
Abbott Laboratories	7,960	942,146
Medtronic plc	7,759	860,861
Intuitive Surgical, Inc.*	2,343	706,836
Stryker Corp.	2,471	660,622
Edwards Lifesciences Corp.*	4,896	576,357
Boston Scientific Corp.*	11,756	520,673
IDEXX Laboratories, Inc.*	826	451,872
Baxter International, Inc.	5,258	407,705
Align Technology, Inc.*	874	381,064
ResMed, Inc.	1,547	375,163
West Pharmaceutical Services, Inc.	891	365,943
Zimmer Biomet Holdings, Inc.	2,706	346,097
STERIS plc	1,372	331,708
PerkinElmer, Inc.	1,730	301,816
Cooper Companies, Inc.	711	296,906
Hologic, Inc.*	3,856	296,218
Avantor, Inc.*	8,684	293,693
Waters Corp.*	887	275,316
Teleflex, Inc.	767	272,155
Bio-Techne Corp.	622	269,351
ABIOMED, Inc.*	813	269,298
Insulet Corp.*	970	258,398
Exact Sciences Corp.*	3,404	238,008
Henry Schein, Inc.*	2,634	229,658
Dentsply Sirona, Inc.	4,376	215,387
Repligen Corp.*	1,134	213,294
10X Genomics, Inc. — Class A*	2,625	199,684
Bruker Corp.	3,068	197,272
Envista Holdings Corp.*	3,741	182,224
Inspire Medical Systems, Inc.*	703	180,453
Tandem Diabetes Care, Inc.*	1,547	179,901
Masimo Corp.*	1,227	178,578
Quidel Corp.*	1,279	143,836
Natera, Inc.*	3,209	130,542
Nevro Corp.*	1,487	107,555
Total Healthcare-Products		13,847,268

Pharmaceuticals - 30.6%
Johnson & Johnson	8,147	1,443,893
AbbVie, Inc.	7,030	1,139,633
Eli Lilly & Co.	3,869	1,107,966
Pfizer, Inc.	21,389	1,107,309
Merck & Company, Inc.	11,922	978,200
Bristol-Myers Squibb Co.	11,692	853,867
CVS Health Corp.	7,307	739,541
Zoetis, Inc.	3,251	613,106
Becton Dickinson and Co.	2,173	578,018
Cigna Corp.	2,407	576,741
Dexcom, Inc.*	959	490,624
McKesson Corp.	1,496	457,970
AstraZeneca plc ADR	6,064	402,286
AmerisourceBergen Corp. — Class A	2,471	382,288
GlaxoSmithKline plc ADR	7,495	326,482
Novartis AG ADR	3,651	320,375
Perrigo Company plc	7,064	271,469
Cardinal Health, Inc.	4,751	269,382
Jazz Pharmaceuticals plc*	1,713	266,663
Viatris, Inc.	22,067	240,089
Elanco Animal Health, Inc.*	8,684	226,566
Neurocrine Biosciences, Inc.*	2,109	197,719
Bausch Health Companies, Inc.*	8,053	184,011
Sarepta Therapeutics, Inc.*	2,224	173,739
Intellia Therapeutics, Inc.*	2,092	152,026
Total Pharmaceuticals		13,499,963

Healthcare-Services - 17.0%
UnitedHealth Group, Inc.	2,872	1,464,634
Anthem, Inc.	1,491	732,409
HCA Healthcare, Inc.	2,228	558,381
Humana, Inc.	1,112	483,909
Centene Corp.*	5,373	452,353
IQVIA Holdings, Inc.*	1,922	444,386
Laboratory Corporation of America Holdings*	1,215	320,347
ICON plc*	1,270	308,889
Catalent, Inc.*	2,672	296,325
Molina Healthcare, Inc.*	878	292,892
Quest Diagnostics, Inc.	1,896	259,487
Charles River Laboratories International, Inc.*	882	250,462
Teladoc Health, Inc.*,1	3,217	232,042
DaVita, Inc.*	1,917	216,832
Universal Health Services, Inc. — Class B	1,474	213,656
Tenet Healthcare Corp.*	2,309	198,482
Syneos Health, Inc.*	2,347	189,990
Oak Street Health, Inc.*,1	6,800	182,784
Encompass Health Corp.	2,484	176,637
Amedisys, Inc.*	938	161,608
Invitae Corp.*	10,716	85,406
Total Healthcare-Services		7,521,911

Biotechnology - 16.5%
Amgen, Inc.	3,238	783,013
Gilead Sciences, Inc.	9,745	579,340
Regeneron Pharmaceuticals, Inc.*	826	576,895
Vertex Pharmaceuticals, Inc.*	2,109	550,386
Moderna, Inc.*	3,013	519,019
Illumina, Inc.*	1,419	495,799
BioNTech SE ADR*	2,356	401,839
Biogen, Inc.*	1,747	367,918
Seagen, Inc.*	2,343	337,509
Horizon Therapeutics plc*	3,077	323,731
Royalty Pharma plc — Class A	8,164	318,069
Alnylam Pharmaceuticals, Inc.*	1,781	290,820
Incyte Corp.*	3,566	283,212
BioMarin Pharmaceutical, Inc.*	3,106	239,473
United Therapeutics Corp.*	1,027	184,254
Biohaven Pharmaceutical Holding Company Ltd.*	1,551	183,902

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
HEALTH CARE FUND

	Shares	Value
Guardant Health, Inc.*	2,766	$183,220
Novavax, Inc.*,1	2,024	149,068
Apellis Pharmaceuticals, Inc.*	2,889	146,790
Mirati Therapeutics, Inc.*	1,687	138,705
Fate Therapeutics, Inc.*	3,370	130,655
Cassava Sciences, Inc.*,1	2,096	77,845
Total Biotechnology		7,261,462

Software - 2.1%
Veeva Systems, Inc. — Class A*	1,849	392,838
Cerner Corp.	3,698	345,985
Doximity, Inc. — Class A*	4,077	212,371
Total Software		951,194

Electronics - 1.7%
Agilent Technologies, Inc.	3,060	404,930
Mettler-Toledo International, Inc.*	264	362,522
Total Electronics		767,452

Total Common Stocks
(Cost $31,432,889)		43,849,250

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$195,120	$195,120
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	75,152	75,152
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	19,539	19,539
Total Repurchase Agreements
(Cost $289,811)		289,811

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	245,935	245,935
Total Securities Lending Collateral
(Cost $245,935)		245,935

Total Investments - 100.6%
(Cost $31,968,635)		$44,384,996
Other Assets & Liabilities, net - (0.6)%		(261,582)
Total Net Assets - 100.0%		$44,123,414

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,849,250	$—	$—	$43,849,250
Repurchase Agreements	—	289,811	—	289,811
Securities Lending Collateral	245,935	—	—	245,935
Total Assets	$44,095,185	$289,811	$—	$44,384,996

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $236,943 of securities loaned (cost $31,678,824)	$44,095,185
Repurchase agreements, at value (cost $289,811)	289,811
Receivables:
Fund shares sold	31,195
Dividends	30,203
Foreign tax reclaims	5,706
Securities lending income	668
Total assets	44,452,768

Liabilities:
Payable for:
Return of securities lending collateral	245,935
Management fees	24,850
Fund shares redeemed	12,196
Transfer agent and administrative fees	7,864
Distribution and service fees	4,147
Portfolio accounting fees	2,923
Trustees’ fees*	456
Miscellaneous	30,983
Total liabilities	329,354
Commitments and contingent liabilities (Note 9)	—
Net assets	$44,123,414

Net assets consist of:
Paid in capital	$34,690,448
Total distributable earnings (loss)	9,432,966
Net assets	$44,123,414

Investor Class:
Net assets	$25,477,537
Capital shares outstanding	613,161
Net asset value per share	$41.55

A-Class:
Net assets	$5,650,126
Capital shares outstanding	153,503
Net asset value per share	$36.81
Maximum offering price per share (Net asset value divided by 95.25%)	$38.65

C-Class:
Net assets	$2,698,730
Capital shares outstanding	89,980
Net asset value per share	$29.99

H-Class:
Net assets	$10,297,021
Capital shares outstanding	292,064
Net asset value per share	$35.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $16,922)	$482,322
Interest	112
Income from securities lending, net	3,251
Total investment income	485,685

Expenses:
Management fees	383,277
Distribution and service fees:
A-Class	15,165
C-Class	31,426
H-Class	6,780
Transfer agent and administrative fees	124,862
Portfolio accounting fees	45,091
Professional fees	10,835
Custodian fees	6,013
Trustees’ fees*	5,008
Line of credit fees	39
Miscellaneous	35,810
Total expenses	664,306
Net investment loss	(178,621)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,658,607
Net realized gain	1,658,607
Net change in unrealized appreciation (depreciation) on:
Investments	1,963,044
Net change in unrealized appreciation (depreciation)	1,963,044
Net realized and unrealized gain	3,621,651
Net increase in net assets resulting from operations	$3,443,030

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(178,621)	$(282,261)
Net realized gain on investments	1,658,607	15,084,375
Net change in unrealized appreciation (depreciation) on investments	1,963,044	7,068,877
Net increase in net assets resulting from operations	3,443,030	21,870,991

Distributions to shareholders:
Investor Class	(1,915,427)	(2,418,155)
A-Class	(231,621)	(491,504)
C-Class	(134,836)	(364,380)
H-Class	(67,981)	(176,167)
Total distributions to shareholders	(2,349,865)	(3,450,206)

Capital share transactions:
Proceeds from sale of shares
Investor Class	100,610,633	115,717,597
A-Class	1,324,336	1,911,924
C-Class	1,488,382	2,607,889
H-Class	25,350,018	23,504,676
Distributions reinvested
Investor Class	1,897,246	2,326,814
A-Class	228,894	479,893
C-Class	132,840	360,081
H-Class	67,915	175,978
Cost of shares redeemed
Investor Class	(98,580,907)	(122,447,090)
A-Class	(1,755,296)	(1,528,377)
C-Class	(2,206,368)	(3,342,165)
H-Class	(16,839,371)	(26,736,481)
Net increase (decrease) from capital share transactions	11,718,322	(6,969,261)
Net increase in net assets	12,811,487	11,451,524

Net assets:
Beginning of year	31,311,927	19,860,403
End of year	$44,123,414	$31,311,927

Capital share activity:
Shares sold
Investor Class	2,332,052	3,315,058
A-Class	34,856	58,179
C-Class	47,899	93,160
H-Class	693,002	859,426
Shares issued from reinvestment of distributions
Investor Class	44,640	61,589
A-Class	6,075	14,232
C-Class	4,315	12,878
H-Class	1,882	5,440
Shares redeemed
Investor Class	(2,294,346)	(3,255,748)
A-Class	(46,738)	(45,053)
C-Class	(70,909)	(119,131)
H-Class	(455,241)	(851,233)
Net increase in shares	297,487	148,797

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$39.24	$30.27	$32.03	$28.88	$27.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.15)	(.06)	(.13)	(.13)
Net gain (loss) on investments (realized and unrealized)	3.84	12.50	(1.70)	3.78	3.82
Total from investment operations	3.72	12.35	(1.76)	3.65	3.69
Less distributions from:
Net realized gains	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$41.55	$39.24	$30.27	$32.03	$28.88

Total Return	9.40%	41.24%	(5.49%)	12.75%	13.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,478	$20,831	$12,408	$64,185	$67,542
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.41%)	(0.19%)	(0.42%)	(0.43%)
Total expenses	1.35%	1.46%	1.47%	1.46%	1.38%
Portfolio turnover rate	238%	256%	248%	341%	394%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$34.99	$27.33	$29.00	$26.26	$25.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.21)	(.12)	(.19)	(.19)
Net gain (loss) on investments (realized and unrealized)	3.42	11.25	(1.55)	3.43	3.52
Total from investment operations	3.23	11.04	(1.67)	3.24	3.33
Less distributions from:
Net realized gains	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$36.81	$34.99	$27.33	$29.00	$26.26

Total Return[b]	9.14%	40.87%	(5.76%)	12.46%	13.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,650	$5,575	$3,606	$4,865	$3,102
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.63%)	(0.43%)	(0.68%)	(0.69%)
Total expenses	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	238%	256%	248%	341%	394%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$28.95	$23.21	$24.81	$22.69	$22.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.40)	(.30)	(.35)	(.34)
Net gain (loss) on investments (realized and unrealized)	2.84	9.52	(1.30)	2.97	3.08
Total from investment operations	2.45	9.12	(1.60)	2.62	2.74
Less distributions from:
Net realized gains	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$29.99	$28.95	$23.21	$24.81	$22.69

Total Return[b]	8.34%	39.82%	(6.45%)	11.68%	12.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,699	$3,147	$2,826	$4,340	$4,940
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.39%)	(1.20%)	(1.42%)	(1.42%)
Total expenses	2.36%	2.45%	2.48%	2.46%	2.38%
Portfolio turnover rate	238%	256%	248%	341%	394%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$33.57	$26.31	$27.91	$25.29	$24.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.21)	(.13)	(.18)	(.21)
Net gain (loss) on investments (realized and unrealized)	3.27	10.85	(1.47)	3.30	3.41
Total from investment operations	3.10	10.64	(1.60)	3.12	3.20
Less distributions from:
Net realized gains	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$35.26	$33.57	$26.31	$27.91	$25.29

Total Return	9.14%	40.93%	(5.73%)	12.46%	13.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,297	$1,760	$1,021	$7,871	$5,225
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.68%)	(0.45%)	(0.66%)	(0.77%)
Total expenses	1.61%	1.76%	1.72%	1.73%	1.64%
Portfolio turnover rate	238%	256%	248%	341%	394%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 31, 2022, Internet Fund Investor Class returned -23.48%, compared with 20.90% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 15.65%.

Communications equipment and hotels, resorts & cruise lines contributed the most to return for the period. Internet & direct marketing retail, interactive media & services, and application software detracted the most from return.

Alphabet, Inc. - Class A, Arista Networks, Inc., and Amazon.com, Inc. contributed the most to the Fund’s return for the period. Alibaba Group Holding Ltd. ADR, Meta Platforms, Inc. - Class A, and PayPal Holdings, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	7.9%
Amazon.com, Inc.	7.6%
Meta Platforms, Inc. — Class A	4.6%
Cisco Systems, Inc.	2.8%
Adobe, Inc.	2.7%
salesforce.com, Inc.	2.7%
Netflix, Inc.	2.4%
PayPal Holdings, Inc.	2.1%
Airbnb, Inc. — Class A	2.0%
Booking Holdings, Inc.	1.8%
Top Ten Total	36.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(23.48%)	13.32%	13.80%
A-Class Shares	(23.67%)	13.04%	13.52%
A-Class Shares with sales charge‡	(27.30%)	11.94%	12.97%
C-Class Shares	(24.24%)	12.20%	12.67%
C-Class Shares with CDSC§	(24.78%)	12.20%	12.67%
H-Class Shares**	(23.67%)	13.04%	13.42%
S&P 500 Information Technology Index	20.90%	26.81%	20.57%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Internet - 56.1%
Alphabet, Inc. — Class A*	422	$1,173,730
Amazon.com, Inc.*	345	1,124,683
Meta Platforms, Inc. — Class A*	3,061	680,644
Netflix, Inc.*	942	352,864
Airbnb, Inc. — Class A*	1,683	289,072
Booking Holdings, Inc.*	115	270,072
Alibaba Group Holding Ltd. ADR*	2,164	235,443
Uber Technologies, Inc.*	6,380	227,638
Snap, Inc. — Class A*	5,803	208,850
DoorDash, Inc. — Class A*	1,588	186,098
Sea Ltd. ADR*	1,441	172,617
eBay, Inc.	2,802	160,443
Match Group, Inc.*	1,475	160,392
Twitter, Inc.*	4,019	155,495
Shopify, Inc. — Class A*	224	151,415
Expedia Group, Inc.*	764	149,492
MercadoLibre, Inc.*	120	142,738
VeriSign, Inc.*	626	139,260
Okta, Inc.*	845	127,561
JD.com, Inc. ADR*	2,120	122,684
Baidu, Inc. ADR*	876	115,895
Roku, Inc.*	881	110,363
Spotify Technology S.A.*	707	106,771
Pinterest, Inc. — Class A*	4,337	106,734
Chewy, Inc. — Class A*,1	2,610	106,436
GoDaddy, Inc. — Class A*	1,263	105,713
Etsy, Inc.*	811	100,791
F5, Inc.*	475	99,251
Anaplan, Inc.*	1,517	98,681
Lyft, Inc. — Class A*	2,541	97,574
Pinduoduo, Inc. ADR*	2,402	96,344
Zillow Group, Inc. — Class C*	1,843	90,841
Zillow Group, Inc. — Class A*	1,880	90,672
Wayfair, Inc. — Class A*	786	87,073
IAC*	804	80,625
Wix.com Ltd.*	762	79,599
Farfetch Ltd. — Class A*	4,925	74,466
Coupang, Inc.*	4,099	72,470
Trip.com Group Ltd. ADR*	3,066	70,886
Bumble, Inc. — Class A*	2,204	63,872
Revolve Group, Inc.*	1,039	55,784
TripAdvisor, Inc.*	1,956	53,047
Vimeo, Inc.*	3,101	36,840
Overstock.com, Inc.*	786	34,588
Stitch Fix, Inc. — Class A*	2,574	25,920
Total Internet		8,292,427

Software - 29.7%
Adobe, Inc.*	870	396,389
salesforce.com, Inc.*	1,847	392,155
Snowflake, Inc. — Class A*	996	228,213
Activision Blizzard, Inc.	2,712	217,258
Workday, Inc. — Class A*	897	214,796
Datadog, Inc. — Class A*	1,270	192,367
Cloudflare, Inc. — Class A*	1,512	180,986
Zoom Video Communications, Inc. — Class A*	1,388	162,715
Electronic Arts, Inc.	1,283	162,312
Veeva Systems, Inc. — Class A*	762	161,895
MongoDB, Inc.*	355	157,474
Twilio, Inc. — Class A*	916	150,966
Citrix Systems, Inc.*	1,439	145,195
ROBLOX Corp. — Class A*	3,098	143,252
DocuSign, Inc.*	1,277	136,792
ZoomInfo Technologies, Inc. — Class A*	2,191	130,890
HubSpot, Inc.*	267	126,809
Akamai Technologies, Inc.*	1,017	121,420
Take-Two Interactive Software, Inc.*	744	114,383
NetEase, Inc. ADR	940	84,309
Dropbox, Inc. — Class A*	3,580	83,235
Coupa Software, Inc.*	804	81,710
Smartsheet, Inc. — Class A*	1,434	78,555
Five9, Inc.*	708	78,163
Nutanix, Inc. — Class A*	2,562	68,713
DigitalOcean Holdings, Inc.*	1,170	67,684
Bilibili, Inc. ADR*,1	2,474	63,285
Box, Inc. — Class A*	2,034	59,108
New Relic, Inc.*	868	58,052
Ziff Davis, Inc.*	578	55,939
Fastly, Inc. — Class A*	2,357	40,965
BigCommerce Holdings, Inc.*	1,534	33,610
Total Software		4,389,595

Telecommunications - 7.2%
Cisco Systems, Inc.	7,423	413,906
Arista Networks, Inc.*	1,340	186,233
Motorola Solutions, Inc.	738	178,744
Juniper Networks, Inc.	2,657	98,734
Ciena Corp.*	1,380	83,669
Switch, Inc. — Class A	2,556	78,776
CommScope Holding Company, Inc.*	4,179	32,931
Total Telecommunications		1,072,993

Commercial Services - 4.2%
PayPal Holdings, Inc.*	2,732	315,956
CoStar Group, Inc.*	2,189	145,809
Paylocity Holding Corp.*	443	91,156
Chegg, Inc.*	1,746	63,345
Total Commercial Services		616,266

Healthcare-Services - 0.6%
Teladoc Health, Inc.*	1,327	95,716

Entertainment - 0.5%
DraftKings, Inc. — Class A*	3,819	74,356

Computers - 0.5%
Lumentum Holdings, Inc.*	753	73,493

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INTERNET FUND

	Shares	Value
Real Estate - 0.3%
Redfin Corp.*	1,971	$35,557

Total Common Stocks
(Cost $9,969,277)		14,650,403

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$50,691	50,691
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	19,524	19,524
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	5,076	5,076
Total Repurchase Agreements
(Cost $75,291)		75,291

SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	139,414	$139,414
Total Securities Lending Collateral
(Cost $139,414)		139,414

Total Investments - 100.5%
(Cost $10,183,982)		$14,865,108
Other Assets & Liabilities, net - (0.5)%		(79,174)
Total Net Assets - 100.0%		$14,785,934

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,650,403	$—	$—	$14,650,403
Repurchase Agreements	—	75,291	—	75,291
Securities Lending Collateral	139,414	—	—	139,414
Total Assets	$14,789,817	$75,291	$—	$14,865,108

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $127,257 of securities loaned (cost $10,108,691)	$14,789,817
Repurchase agreements, at value (cost $75,291)	75,291
Receivables:
Fund shares sold	99,925
Dividends	623
Securities lending income	24
Total assets	14,965,680

Liabilities:
Overdraft due to custodian bank	4
Payable for:
Return of securities lending collateral	139,414
Management fees	10,845
Fund shares redeemed	3,840
Transfer agent and administrative fees	3,432
Distribution and service fees	2,846
Portfolio accounting fees	1,276
Trustees’ fees*	265
Miscellaneous	17,824
Total liabilities	179,746
Commitments and contingent liabilities (Note 9)	—
Net assets	$14,785,934

Net assets consist of:
Paid in capital	$12,383,706
Total distributable earnings (loss)	2,402,228
Net assets	$14,785,934

Investor Class:
Net assets	$8,777,358
Capital shares outstanding	75,934
Net asset value per share	$115.59

A-Class:
Net assets	$2,239,859
Capital shares outstanding	21,676
Net asset value per share	$103.33
Maximum offering price per share (Net asset value divided by 95.25%)	$108.48

C-Class:
Net assets	$2,821,323
Capital shares outstanding	34,571
Net asset value per share	$81.61

H-Class:
Net assets	$947,394
Capital shares outstanding	9,613
Net asset value per share	$98.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,400)	$42,415
Interest	61
Income from securities lending, net	1,241
Total investment income	43,717

Expenses:
Management fees	214,231
Distribution and service fees:
A-Class	7,065
C-Class	39,425
H-Class	2,674
Transfer agent and administrative fees	71,051
Portfolio accounting fees	25,204
Professional fees	13,163
Trustees’ fees*	4,669
Custodian fees	3,632
Line of credit fees	46
Miscellaneous	9,801
Total expenses	390,961
Net investment loss	(347,244)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,510,850
Net realized gain	5,510,850
Net change in unrealized appreciation (depreciation) on:
Investments	(10,323,033)
Net change in unrealized appreciation (depreciation)	(10,323,033)
Net realized and unrealized loss	(4,812,183)
Net decrease in net assets resulting from operations	$(5,159,427)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(347,244)	$(625,990)
Net realized gain on investments	5,510,850	14,063,069
Net change in unrealized appreciation (depreciation) on investments	(10,323,033)	11,989,124
Net increase (decrease) in net assets resulting from operations	(5,159,427)	25,426,203

Distributions to shareholders:
Investor Class	(3,618,087)	—
A-Class	(711,899)	—
C-Class	(1,201,881)	—
H-Class	(228,096)	—
Total distributions to shareholders	(5,759,963)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	33,557,065	92,264,221
A-Class	1,317,749	1,068,843
C-Class	2,769,422	3,618,645
H-Class	2,396,750	25,459,994
Distributions reinvested
Investor Class	3,533,333	—
A-Class	695,882	—
C-Class	1,201,881	—
H-Class	227,805	—
Cost of shares redeemed
Investor Class	(46,602,020)	(93,997,468)
A-Class	(1,316,969)	(1,630,302)
C-Class	(3,088,978)	(3,287,545)
H-Class	(2,242,167)	(31,224,635)
Net decrease from capital share transactions	(7,550,247)	(7,728,247)
Net increase (decrease) in net assets	(18,469,637)	17,697,956

Net assets:
Beginning of year	33,255,571	15,557,615
End of year	$14,785,934	$33,255,571

Capital share activity:
Shares sold
Investor Class	191,201	586,376
A-Class	9,664	7,156
C-Class	20,635	29,471
H-Class	14,943	242,330
Shares issued from reinvestment of distributions
Investor Class	24,112	—
A-Class	5,308	—
C-Class	11,581	—
H-Class	1,822	—
Shares redeemed
Investor Class	(267,776)	(560,050)
A-Class	(9,698)	(11,977)
C-Class	(24,678)	(25,736)
H-Class	(13,293)	(244,993)
Net increase (decrease) in shares	(36,179)	22,577

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$195.59	$105.23	$118.80	$124.80	$95.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.11)	(2.03)	(1.30)	(1.29)	(.80)
Net gain (loss) on investments (realized and unrealized)	(34.69)	92.39	(8.17)	10.79	30.27
Total from investment operations	(36.80)	90.36	(9.47)	9.50	29.47
Less distributions from:
Net realized gains	(43.20)	—	(4.10)	(15.50)	—
Total distributions	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$115.59	$195.59	$105.23	$118.80	$124.80

Total Return	(23.48%)	85.87%	(8.25%)	9.39%	30.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,777	$25,113	$10,741	$15,484	$40,843
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.21%)	(1.08%)	(1.00%)	(0.71%)
Total expenses	1.36%	1.44%	1.47%	1.45%	1.38%
Portfolio turnover rate	150%	284%	359%	349%	305%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$179.98	$97.07	$110.18	$117.20	$89.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.28)	(2.22)	(1.32)	(1.46)	(1.01)
Net gain (loss) on investments (realized and unrealized)	(31.17)	85.13	(7.69)	9.94	28.46
Total from investment operations	(33.45)	82.91	(9.01)	8.48	27.45
Less distributions from:
Net realized gains	(43.20)	—	(4.10)	(15.50)	—
Total distributions	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$103.33	$179.98	$97.07	$110.18	$117.20

Total Return[b]	(23.67%)	85.41%	(8.48%)	9.13%	30.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,240	$2,952	$2,060	$2,054	$3,393
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.45%)	(1.20%)	(1.27%)	(0.96%)
Total expenses	1.61%	1.69%	1.73%	1.71%	1.63%
Portfolio turnover rate	150%	284%	359%	349%	305%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$152.56	$82.90	$95.40	$104.40	$80.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.89)	(2.91)	(1.96)	(2.08)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(24.86)	72.57	(6.44)	8.58	25.45
Total from investment operations	(27.75)	69.66	(8.40)	6.50	23.85
Less distributions from:
Net realized gains	(43.20)	—	(4.10)	(15.50)	—
Total distributions	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$81.61	$152.56	$82.90	$95.40	$104.40

Total Return[b]	(24.24%)	84.03%	(9.16%)	8.31%	29.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,821	$4,124	$1,931	$3,047	$2,967
Ratios to average net assets:
Net investment income (loss)	(2.19%)	(2.21%)	(2.06%)	(2.01%)	(1.70%)
Total expenses	2.36%	2.43%	2.47%	2.46%	2.38%
Portfolio turnover rate	150%	284%	359%	349%	305%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$173.71	$93.70	$106.51	$113.84	$87.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.23)	(1.75)	(1.41)	(1.51)	(1.07)
Net gain (loss) on investments (realized and unrealized)	(29.73)	81.76	(7.30)	9.68	27.73
Total from investment operations	(31.96)	80.01	(8.71)	8.17	26.66
Less distributions from:
Net realized gains	(43.20)	—	(4.10)	(15.50)	—
Total distributions	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$98.55	$173.71	$93.70	$106.51	$113.84

Total Return	(23.67%)	85.39%	(8.49%)	9.12%	30.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$947	$1,067	$825	$9,880	$28,889
Ratios to average net assets:
Net investment income (loss)	(1.45%)	(1.42%)	(1.30%)	(1.27%)	(1.04%)
Total expenses	1.61%	1.76%	1.71%	1.70%	1.63%
Portfolio turnover rate	150%	284%	359%	349%	305%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 31, 2022, Leisure Fund Investor Class returned -15.52%, compared with 9.79% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 15.65%.

Hotels, resorts & cruise lines; tobacco, and broadcasting contributed the most to return for the period. Movies & entertainment, interactive home entertainment, and casinos & gaming detracted the most from return.

Live Nation Entertainment, Inc., McDonald’s Corp., and Hilton Worldwide Holdings, Inc. contributed the most to the Fund’s return for the period. Bilibili, Inc. ADR, Walt Disney Co., and Netflix, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.7%
Comcast Corp. — Class A	3.5%
McDonald’s Corp.	3.3%
Netflix, Inc.	3.1%
Philip Morris International, Inc.	2.9%
Airbnb, Inc. — Class A	2.6%
Starbucks Corp.	2.4%
Charter Communications, Inc. — Class A	2.4%
Altria Group, Inc.	2.4%
Booking Holdings, Inc.	2.4%
Top Ten Total	28.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(15.52%)	6.60%	10.64%
A-Class Shares	(15.72%)	6.33%	10.36%
A-Class Shares with sales charge‡	(19.73%)	5.30%	9.82%
C-Class Shares	(16.35%)	5.54%	9.54%
C-Class Shares with CDSC§	(17.12%)	5.54%	9.54%
H-Class Shares**	(15.72%)	6.33%	10.27%
S&P 500 Consumer Discretionary Index	9.79%	17.16%	16.70%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

92 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Media - 19.6%
Walt Disney Co.*	3,415	$468,401
Comcast Corp. — Class A	9,379	439,125
Charter Communications, Inc. — Class A*	560	305,491
Paramount Global — Class B	3,988	150,786
Liberty Broadband Corp. — Class C*	1,037	140,327
Fox Corp. — Class A	3,449	136,063
DISH Network Corp. — Class A*	3,870	122,485
Discovery, Inc. — Class A*,1	4,808	119,815
News Corp. — Class A	4,933	109,266
Cable One, Inc.	61	89,319
New York Times Co. — Class A	1,809	82,925
Nexstar Media Group, Inc. — Class A	436	82,177
Altice USA, Inc. — Class A*	5,985	74,693
TEGNA, Inc.	2,997	67,133
World Wrestling Entertainment, Inc. — Class A1	1,061	66,249
Total Media		2,454,255

Retail - 16.9%
McDonald’s Corp.	1,666	411,968
Starbucks Corp.	3,375	307,024
Chipotle Mexican Grill, Inc. — Class A*	126	199,336
Yum! Brands, Inc.	1,453	172,224
Darden Restaurants, Inc.	927	123,245
Yum China Holdings, Inc.	2,825	117,350
Domino’s Pizza, Inc.	279	113,556
Restaurant Brands International, Inc.	1,644	95,993
Texas Roadhouse, Inc. — Class A	853	71,422
Wendy’s Co.	3,170	69,645
Jack in the Box, Inc.	688	64,266
Papa John’s International, Inc.	560	58,957
Wingstop, Inc.	449	52,690
Shake Shack, Inc. — Class A*	726	49,295
Cracker Barrel Old Country Store, Inc.	406	48,204
Dave & Buster’s Entertainment, Inc.*	979	48,069
Cheesecake Factory, Inc.*	1,092	43,451
Bloomin’ Brands, Inc.	1,850	40,589
Brinker International, Inc.*	1,035	39,496
Total Retail		2,126,780

Internet - 14.4%
Netflix, Inc.*	1,042	390,323
Airbnb, Inc. — Class A*	1,865	320,332
Booking Holdings, Inc.*	126	295,905
Sea Ltd. ADR*	2,060	246,767
Expedia Group, Inc.*	847	165,733
Spotify Technology S.A.*	1,068	161,289
Roku, Inc.*	974	122,013
Trip.com Group Ltd. ADR*	4,823	111,508
Total Internet		1,813,870

Entertainment - 11.2%
Live Nation Entertainment, Inc.*	1,350	158,814
Warner Music Group Corp. — Class A	3,612	136,714
AMC Entertainment Holdings, Inc. — Class A*,1	5,420	133,549
Caesars Entertainment, Inc.*	1,524	117,896
Vail Resorts, Inc.	358	93,177
Churchill Downs, Inc.	386	85,607
DraftKings, Inc. — Class A*,1	4,229	82,338
Marriott Vacations Worldwide Corp.	484	76,327
Penn National Gaming, Inc.*	1,797	76,229
SeaWorld Entertainment, Inc.*	1,000	74,440
Red Rock Resorts, Inc. — Class A	1,414	68,664
Scientific Games Corp. — Class A*	1,165	68,444
Madison Square Garden Sports Corp. — Class A*	356	63,852
International Game Technology plc	2,547	62,860
Six Flags Entertainment Corp.*	1,314	57,159
Cinemark Holdings, Inc.*	2,536	43,822
Total Entertainment		1,399,892

Lodging - 10.2%
Marriott International, Inc. — Class A*	1,290	226,717
Hilton Worldwide Holdings, Inc.*	1,270	192,710
Las Vegas Sands Corp.*	4,126	160,378
MGM Resorts International	3,002	125,904
Hyatt Hotels Corp. — Class A*	1,013	96,691
Wynn Resorts Ltd.*	1,139	90,824
Choice Hotels International, Inc.	581	82,362
Wyndham Hotels & Resorts, Inc.	972	82,319
Boyd Gaming Corp.	1,190	78,278
Hilton Grand Vacations, Inc.*	1,405	73,074
Travel + Leisure Co.	1,133	65,646
Total Lodging		1,274,903

Leisure Time - 7.8%
Norwegian Cruise Line Holdings Ltd.*,1	7,816	171,014
Royal Caribbean Cruises Ltd.*	1,719	144,018
Carnival Corp.*	7,026	142,066
Peloton Interactive, Inc. — Class A*	3,545	93,659
Planet Fitness, Inc. — Class A*	958	80,932
Polaris, Inc.	711	74,882
Harley-Davidson, Inc.	1,851	72,929
Brunswick Corp.	866	70,051
YETI Holdings, Inc.*	1,141	68,437
Callaway Golf Co.*	2,530	59,253
Total Leisure Time		977,241

Software - 6.2%
Activision Blizzard, Inc.	3,002	240,490
Electronic Arts, Inc.	1,421	179,771
NetEase, Inc. ADR	1,435	128,705
Take-Two Interactive Software, Inc.*	824	126,682
Bilibili, Inc. ADR*,1	3,918	100,222
Total Software		775,870

Agriculture - 6.1%
Philip Morris International, Inc.	3,858	362,421
Altria Group, Inc.	5,695	297,564

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
LEISURE FUND

	Shares	Value
British American Tobacco plc ADR	2,409	$101,563
Total Agriculture		761,548

Beverages - 5.1%
Constellation Brands, Inc. — Class A	880	202,682
Brown-Forman Corp. — Class B	2,567	172,040
Molson Coors Beverage Co. — Class B	1,932	103,130
Anheuser-Busch InBev S.A. ADR[1]	1,591	95,555
Boston Beer Company, Inc. — Class A*	170	66,040
Total Beverages		639,447

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	1,173	96,092
Mattel, Inc.*	3,637	80,778
Total Toys, Games & Hobbies		176,870

Food Service - 0.7%
Aramark	2,503	94,113

Total Common Stocks
(Cost $8,412,902)		12,494,789

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$19,316	$19,316
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	7,440	7,440
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	1,934	1,934
Total Repurchase Agreements
(Cost $28,690)		28,690

	Shares
SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	536,101	536,101
Total Securities Lending Collateral
(Cost $536,101)		536,101

Total Investments - 104.1%
(Cost $8,977,693)		$13,059,580
Other Assets & Liabilities, net - (4.1)%		(520,346)
Total Net Assets - 100.0%		$12,539,234

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,494,789	$—	$—	$12,494,789
Repurchase Agreements	—	28,690	—	28,690
Securities Lending Collateral	536,101	—	—	536,101
Total Assets	$13,030,890	$28,690	$—	$13,059,580

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $511,315 of securities loaned (cost $8,949,003)	$13,030,890
Repurchase agreements, at value (cost $28,690)	28,690
Receivables:
Fund shares sold	37,452
Dividends	18,197
Securities lending income	77
Total assets	13,115,306

Liabilities:
Overdraft due to custodian bank	4
Payable for:
Return of securities lending collateral	536,101
Management fees	10,707
Fund shares redeemed	4,488
Transfer agent and administrative fees	3,388
Distribution and service fees	1,803
Portfolio accounting fees	1,260
Trustees’ fees*	269
Miscellaneous	18,052
Total liabilities	576,072
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,539,234

Net assets consist of:
Paid in capital	$10,011,640
Total distributable earnings (loss)	2,527,594
Net assets	$12,539,234

Investor Class:
Net assets	$5,574,315
Capital shares outstanding	69,445
Net asset value per share	$80.27

A-Class:
Net assets	$4,351,484
Capital shares outstanding	60,024
Net asset value per share	$72.50
Maximum offering price per share (Net asset value divided by 95.25%)	$76.12

C-Class:
Net assets	$590,853
Capital shares outstanding	9,539
Net asset value per share	$61.94

H-Class:
Net assets	$2,022,582
Capital shares outstanding	28,788
Net asset value per share	$70.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,468)	$213,056
Interest	51
Income from securities lending, net	3,442
Total investment income	216,549

Expenses:
Management fees	198,049
Distribution and service fees:
A-Class	10,529
C-Class	7,961
H-Class	6,371
Transfer agent and administrative fees	66,557
Portfolio accounting fees	23,299
Professional fees	17,256
Trustees’ fees*	5,694
Custodian fees	3,503
Line of credit fees	79
Miscellaneous	1,789
Total expenses	341,087
Net investment loss	(124,538)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,298,853
Net realized gain	1,298,853
Net change in unrealized appreciation (depreciation) on:
Investments	(5,130,237)
Net change in unrealized appreciation (depreciation)	(5,130,237)
Net realized and unrealized loss	(3,831,384)
Net decrease in net assets resulting from operations	$(3,955,922)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(124,538)	$(92,755)
Net realized gain on investments	1,298,853	1,161,961
Net change in unrealized appreciation (depreciation) on investments	(5,130,237)	9,340,921
Net increase (decrease) in net assets resulting from operations	(3,955,922)	10,410,127

Distributions to shareholders:
Investor Class	(604,040)	—
A-Class	(255,000)	—
C-Class	(53,089)	—
H-Class	(133,042)	—
Total distributions to shareholders	(1,045,171)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	39,154,029	59,053,794
A-Class	2,799,506	3,714,091
C-Class	90,769	440,559
H-Class	842,058	5,697,588
Distributions reinvested
Investor Class	578,089	—
A-Class	199,062	—
C-Class	53,089	—
H-Class	132,002	—
Cost of shares redeemed
Investor Class	(71,651,581)	(28,790,117)
A-Class	(1,987,920)	(1,430,431)
C-Class	(316,244)	(322,704)
H-Class	(5,174,501)	(980,605)
Net increase (decrease) from capital share transactions	(35,281,642)	37,382,175
Net increase (decrease) in net assets	(40,282,735)	47,792,302

Net assets:
Beginning of year	52,821,969	5,029,667
End of year	$12,539,234	$52,821,969

Capital share activity:
Shares sold
Investor Class	406,062	743,762
A-Class	33,160	48,208
C-Class	1,250	7,182
H-Class	10,170	67,082
Shares issued from reinvestment of distributions
Investor Class	6,639	—
A-Class	2,529	—
C-Class	788	—
H-Class	1,731	—
Shares redeemed
Investor Class	(749,384)	(391,183)
A-Class	(22,325)	(18,411)
C-Class	(4,268)	(4,799)
H-Class	(56,958)	(14,000)
Net increase (decrease) in shares	(370,606)	437,841

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$100.94	$53.01	$68.98	$71.23	$70.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.34)	.08	.32	.36
Net gain (loss) on investments (realized and unrealized)	(14.80)	48.27	(15.86)	2.18	4.48
Total from investment operations	(15.24)	47.93	(15.78)	2.50	4.84
Less distributions from:
Net investment income	—	—	(.19)	(.52)	(1.64)
Net realized gains	(5.43)	—	—	(4.23)	(2.92)
Total distributions	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$80.27	$100.94	$53.01	$68.98	$71.23

Total Return	(15.52%)	90.42%	(22.96%)	4.06%	6.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,574	$40,995	$2,839	$11,739	$14,625
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.39%)	0.11%	0.45%	0.49%
Total expenses	1.36%	1.41%	1.48%	1.46%	1.38%
Portfolio turnover rate	168%	144%	369%	323%	442%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$91.96	$48.41	$63.17	$65.82	$66.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.41)	.01	.11	.17
Net gain (loss) on investments (realized and unrealized)	(13.52)	43.96	(14.58)	1.99	4.18
Total from investment operations	(14.03)	43.55	(14.57)	2.10	4.35
Less distributions from:
Net investment income	—	—	(.19)	(.52)	(1.64)
Net realized gains	(5.43)	—	—	(4.23)	(2.92)
Total distributions	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$72.50	$91.96	$48.41	$63.17	$65.82

Total Return[b]	(15.72%)	89.96%	(23.15%)	3.79%	6.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,351	$4,291	$816	$1,192	$3,371
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.56%)	0.02%	0.17%	0.24%
Total expenses	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	168%	144%	369%	323%	442%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$80.01	$42.44	$55.82	$59.16	$60.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.04)	(.87)	(.42)	(.32)	(.36)
Net gain (loss) on investments (realized and unrealized)	(11.60)	38.44	(12.77)	1.73	3.85
Total from investment operations	(12.64)	37.57	(13.19)	1.41	3.49
Less distributions from:
Net investment income	—	—	(.19)	(.52)	(1.64)
Net realized gains	(5.43)	—	—	(4.23)	(2.92)
Total distributions	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$61.94	$80.01	$42.44	$55.82	$59.16

Total Return[b]	(16.35%)	88.52%	(23.73%)	3.03%	5.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$591	$942	$398	$798	$1,311
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.36%)	(0.74%)	(0.56%)	(0.58%)
Total expenses	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	168%	144%	369%	323%	442%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.30	$47.01	$61.36	$64.06	$64.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.40)	(.01)	(.29)	.07
Net gain (loss) on investments (realized and unrealized)	(13.02)	42.69	(14.15)	2.34	4.17
Total from investment operations	(13.61)	42.29	(14.16)	2.05	4.24
Less distributions from:
Net investment income	—	—	(.19)	(.52)	(1.64)
Net realized gains	(5.43)	—	—	(4.23)	(2.92)
Total distributions	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$70.26	$89.30	$47.01	$61.36	$64.06

Total Return	(15.72%)	89.96%	(23.17%)	3.81%	6.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,023	$6,594	$976	$1,055	$1,910
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.55%)	(0.01%)	(0.45%)	0.10%
Total expenses	1.61%	1.68%	1.72%	1.69%	1.63%
Portfolio turnover rate	168%	144%	369%	323%	442%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 31, 2022, Precious Metals Fund Investor Class returned 15.84%, compared with 13.92% for the S&P 500 Materials Index. The broader S&P 500 Index returned 15.65%.

The gold industry was the leading contributor to return, followed by the copper industry and the precious metals & minerals segment. The silver industry was the only detractor from return.

Freeport-McMoRan, Inc., Newmont Corp., and Gold Fields Ltd. ADR contributed the most to the Fund’s return for the period. Gatos Silver, Inc., Coeur Mining, Inc., and Fortuna Silver Mines, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	9.3%
Newmont Corp.	9.0%
Barrick Gold Corp.	7.3%
Franco-Nevada Corp.	6.1%
Agnico Eagle Mines Ltd.	5.8%
Wheaton Precious Metals Corp.	5.0%
Gold Fields Ltd. ADR	4.0%
VanEck Junior Gold Miners ETF	3.9%
Sibanye Stillwater Ltd. ADR	3.6%
AngloGold Ashanti Ltd. ADR	3.5%
Top Ten Total	57.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	15.84%	12.86%	(0.34%)
A-Class Shares	15.57%	12.58%	(0.59%)
A-Class Shares with sales charge‡	10.07%	11.48%	(1.08%)
C-Class Shares	14.70%	11.73%	(1.32%)
C-Class Shares with CDSC§	13.70%	11.73%	(1.32%)
H-Class Shares**	15.57%	12.55%	(0.68%)
S&P 500 Materials Index	13.92%	13.28%	11.35%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

100 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.6%

Mining - 95.6%
Freeport-McMoRan, Inc.	150,950	$7,508,256
Newmont Corp.	91,685	7,284,373
Barrick Gold Corp.	240,477	5,898,901
Franco-Nevada Corp.	30,781	4,910,185
Agnico Eagle Mines Ltd.	76,255	4,669,856
Wheaton Precious Metals Corp.	85,103	4,049,201
Gold Fields Ltd. ADR	209,257	3,235,113
Sibanye Stillwater Ltd. ADR[1]	178,303	2,893,858
AngloGold Ashanti Ltd. ADR[1]	118,435	2,805,725
Royal Gold, Inc.	19,329	2,730,801
Kinross Gold Corp.	409,587	2,408,372
Pan American Silver Corp.	76,561	2,090,115
Yamana Gold, Inc.	371,165	2,071,101
B2Gold Corp.	434,257	1,993,240
SSR Mining, Inc.	89,991	1,957,304
Hecla Mining Co.	250,840	1,648,019
Alamos Gold, Inc. — Class A	191,090	1,608,978
First Majestic Silver Corp.[1]	120,365	1,584,004
Harmony Gold Mining Company Ltd. ADR	311,877	1,568,741
Equinox Gold Corp.*	174,075	1,439,600
Novagold Resources, Inc.*	183,873	1,421,338
Eldorado Gold Corp.*	113,697	1,274,543
Osisko Gold Royalties Ltd.[1]	94,925	1,252,061
IAMGOLD Corp.*	339,717	1,182,215
Sandstorm Gold Ltd.	135,888	1,097,975
Seabridge Gold, Inc.*	57,931	1,071,724
MAG Silver Corp.*	65,736	1,062,951
SilverCrest Metals, Inc.*	111,241	991,157
Coeur Mining, Inc.*	204,346	909,340
Fortuna Silver Mines, Inc.*	228,632	871,088
Endeavour Silver Corp.*	171,902	799,344
Silvercorp Metals, Inc.	188,469	682,258
Gatos Silver, Inc.*	100,628	434,713
Total Mining		77,406,450

Total Common Stocks
(Cost $37,079,600)		77,406,450

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Junior Gold Miners ETF	67,938	3,184,254
Total Exchange-Traded Funds
(Cost $2,031,409)		3,184,254

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$502,349	502,349
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	193,482	193,482
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	50,305	50,305
Total Repurchase Agreements
(Cost $746,136)		746,136

	Shares
SECURITIES LENDING COLLATERAL†,3 - 6.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	5,142,622	5,142,622
Total Securities Lending Collateral
(Cost $5,142,622)		5,142,622

Total Investments - 106.8%
(Cost $44,999,767)		$86,479,462
Other Assets & Liabilities, net - (6.8)%		(5,487,469)
Total Net Assets - 100.0%		$80,991,993

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$77,406,450	$—	$—	$77,406,450
Exchange-Traded Funds	3,184,254	—	—	3,184,254
Repurchase Agreements	—	746,136	—	746,136
Securities Lending Collateral	5,142,622	—	—	5,142,622
Total Assets	$85,733,326	$746,136	$—	$86,479,462

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $5,009,254 of securities loaned (cost $44,253,631)	$85,733,326
Repurchase agreements, at value (cost $746,136)	746,136
Cash	11,864
Receivables:
Securities sold	860,403
Fund shares sold	328,939
Dividends	123,157
Foreign tax reclaims	8,906
Securities lending income	1,538
Total assets	87,814,269

Liabilities:
Payable for:
Return of securities lending collateral	5,142,622
Fund shares redeemed	1,250,857
Deferred foreign capital gain taxes	276,532
Management fees	50,877
Transfer agent and administrative fees	18,248
Portfolio accounting fees	6,783
Distribution and service fees	5,082
Trustees’ fees*	1,039
Miscellaneous	70,236
Total liabilities	6,822,276
Commitments and contingent liabilities (Note 9)	—
Net assets	$80,991,993

Net assets consist of:
Paid in capital	$98,657,636
Total distributable earnings (loss)	(17,665,643)
Net assets	$80,991,993

Investor Class:
Net assets	$63,069,351
Capital shares outstanding	1,314,424
Net asset value per share	$47.98

A-Class:
Net assets	$11,663,775
Capital shares outstanding	258,670
Net asset value per share	$45.09
Maximum offering price per share (Net asset value divided by 95.25%)	$47.34

C-Class:
Net assets	$2,231,308
Capital shares outstanding	60,709
Net asset value per share	$36.75

H-Class:
Net assets	$4,027,559
Capital shares outstanding	92,670
Net asset value per share	$43.46

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $192,735)	$1,655,597
Interest	361
Income from securities lending, net	21,364
Total investment income	1,677,322

Expenses:
Management fees	783,076
Distribution and service fees:
A-Class	29,019
C-Class	19,683
H-Class	7,733
Transfer agent and administrative fees	292,064
Portfolio accounting fees	104,409
Professional fees	39,718
Trustees’ fees*	15,619
Custodian fees	14,112
Line of credit fees	13
Miscellaneous	62,116
Total expenses	1,367,562
Net investment income	309,760

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,746,087
Foreign currency transactions	(12)
Net realized gain	3,746,075
Net change in unrealized appreciation (depreciation) on:
Investments	1,859,641
Net change in unrealized appreciation (depreciation)	1,859,641
Net realized and unrealized gain	5,605,716
Net increase in net assets resulting from operations	$5,915,476

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$309,760	$(236,377)
Net realized gain on investments	3,746,075	6,223,636
Net change in unrealized appreciation (depreciation) on investments	1,859,641	30,242,553
Net increase in net assets resulting from operations	5,915,476	36,229,812

Distributions to shareholders:
Investor Class	(3,105,533)	(1,200,774)
A-Class	(668,292)	(206,906)
C-Class	(140,070)	(35,529)
H-Class	(205,249)	(36,834)
Total distributions to shareholders	(4,119,144)	(1,480,043)

Capital share transactions:
Proceeds from sale of shares
Investor Class	216,991,201	482,894,542
A-Class	5,539,280	6,970,513
C-Class	1,644,325	3,134,511
H-Class	5,141,960	6,011,134
Distributions reinvested
Investor Class	3,031,103	1,180,105
A-Class	649,293	203,578
C-Class	139,867	35,407
H-Class	205,225	36,758
Cost of shares redeemed
Investor Class	(244,117,050)	(467,241,477)
A-Class	(14,933,428)	(9,178,031)
C-Class	(1,728,053)	(3,852,490)
H-Class	(4,056,692)	(6,727,483)
Net increase (decrease) from capital share transactions	(31,492,969)	13,467,067
Net increase (decrease) in net assets	(29,696,637)	48,216,836

Net assets:
Beginning of year	110,688,630	62,471,794
End of year	$80,991,993	$110,688,630

Capital share activity:
Shares sold
Investor Class	4,884,543	10,711,760
A-Class	127,654	163,822
C-Class	44,922	86,046
H-Class	124,267	152,479
Shares issued from reinvestment of distributions
Investor Class	78,607	25,806
A-Class	17,902	4,704
C-Class	4,721	979
H-Class	5,870	879
Shares redeemed
Investor Class	(5,620,212)	(10,507,387)
A-Class	(336,488)	(228,144)
C-Class	(48,786)	(106,823)
H-Class	(102,502)	(163,616)
Net increase (decrease) in shares	(819,502)	140,505

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$44.22	$26.50	$26.14	$27.07	$30.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	(.06)	(.12)	(.12)	(.17)
Net gain (loss) on investments (realized and unrealized)	6.21	18.28	1.23 [d]	(.48)	(1.96)
Total from investment operations	6.37	18.22	1.11	(.60)	(2.13)
Less distributions from:
Net investment income	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$47.98	$44.22	$26.50	$26.14	$27.07

Total Return	15.84%	68.71%	3.65%	(2.08%)	(6.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,069	$87,174	$46,153	$33,724	$33,968
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.13%)	(0.40%)	(0.47%)	(0.57%)
Total expenses[b]	1.26%	1.34%	1.38%	1.39%	1.28%
Portfolio turnover rate	114%	281%	277%	571%	630%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$41.82	$25.14	$24.89	$25.85	$29.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.17)	(.19)	(.17)	(.22)
Net gain (loss) on investments (realized and unrealized)	5.84	17.35	1.19 [d]	(.46)	(1.90)
Total from investment operations	5.88	17.18	1.00	(.63)	(2.12)
Less distributions from:
Net investment income	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$45.09	$41.82	$25.14	$24.89	$25.85

Total Return[c]	15.57%	68.28%	3.39%	(2.30%)	(7.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,664	$18,801	$12,803	$14,222	$12,781
Ratios to average net assets:
Net investment income (loss)	0.08%	(0.41%)	(0.67%)	(0.73%)	(0.79%)
Total expenses[b]	1.51%	1.59%	1.63%	1.64%	1.53%
Portfolio turnover rate	114%	281%	277%	571%	630%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$34.86	$21.16	$21.19	$22.24	$25.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.43)	(.35)	(.32)	(.39)
Net gain (loss) on investments (realized and unrealized)	4.71	14.63	1.07 [d]	(.40)	(1.64)
Total from investment operations	4.50	14.20	.72	(.72)	(2.03)
Less distributions from:
Net investment income	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$36.75	$34.86	$21.16	$21.19	$22.24

Total Return[c]	14.70%	67.04%	2.65%	(3.08%)	(7.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,231	$2,086	$1,686	$2,412	$6,697
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(1.20%)	(1.41%)	(1.53%)	(1.56%)
Total expenses[b]	2.26%	2.35%	2.38%	2.37%	2.28%
Portfolio turnover rate	114%	281%	277%	571%	630%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$40.41	$24.30	$24.06	$25.02	$28.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.25)	(.22)	(.18)	(.25)
Net gain (loss) on investments (realized and unrealized)	5.58	16.86	1.21 [d]	(.45)	(1.84)
Total from investment operations	5.66	16.61	.99	(.63)	(2.09)
Less distributions from:
Net investment income	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$43.46	$40.41	$24.30	$24.06	$25.02

Total Return	15.57%	68.30%	3.46%	(2.33%)	(7.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,028	$2,628	$1,830	$2,630	$2,239
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.59%)	(0.78%)	(0.78%)	(0.92%)
Total expenses[b]	1.51%	1.60%	1.63%	1.63%	1.53%
Portfolio turnover rate	114%	281%	277%	571%	630%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 31, 2022, Real Estate Fund H-Class returned 16.37%, compared with 26.20% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 15.65%.

Specialized REITs, residential REITs, and industrial REITs contributed the most to return for the period. Real estate services and interactive media & services detracted the most from return.

Prologis, Inc., Public Storage, and Extra Space Storage, Inc. contributed the most to the Fund’s return for the period. Opendoor Technologies, Inc., KE Holdings, Inc. - Class A ADR, and Redfin Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	2.9%
American Tower Corp. — Class A	2.9%
Crown Castle International Corp.	2.4%
Public Storage	2.3%
Equinix, Inc.	2.2%
Welltower, Inc.	1.8%
Realty Income Corp.	1.7%
Digital Realty Trust, Inc.	1.7%
Simon Property Group, Inc.	1.7%
SBA Communications Corp.	1.7%
Top Ten Total	21.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	16.36%	7.38%	7.49%
A-Class Shares with sales charge‡	10.83%	6.34%	6.97%
C-Class Shares	16.37%	6.74%	6.76%
C-Class Shares with CDSC§	15.37%	6.74%	6.76%
H-Class Shares	16.37%	7.40%	7.48%
MSCI U.S. REIT Index	26.20%	9.65%	9.74%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structures. The graphs are based on H-Class shares and A-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

108 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

REITs - 91.7%
REITs-Diversified - 24.4%
American Tower Corp. — Class A	4,340	$1,090,295
Crown Castle International Corp.	4,991	921,339
Equinix, Inc.	1,127	835,806
Digital Realty Trust, Inc.	4,612	653,982
SBA Communications Corp.	1,816	624,886
Weyerhaeuser Co.	13,847	524,801
Duke Realty Corp.	8,308	482,362
VICI Properties, Inc.	16,497	469,505
WP Carey, Inc.	4,925	398,137
Gaming and Leisure Properties, Inc.	7,447	349,488
Lamar Advertising Co. — Class A	2,986	346,913
Vornado Realty Trust	6,530	295,940
National Storage Affiliates Trust	4,509	282,985
Rayonier, Inc.	6,000	246,720
New Residential Investment Corp.	20,881	229,273
PS Business Parks, Inc.	1,300	218,504
EPR Properties	3,813	208,609
Outfront Media, Inc.	7,281	206,999
Broadstone Net Lease, Inc.	8,731	190,161
Uniti Group, Inc.	13,546	186,393
PotlatchDeltic Corp.	3,504	184,766
National Health Investors, Inc.	2,830	166,998
Washington Real Estate Investment Trust	5,992	152,796
Total REITs-Diversified		9,267,658

REITs-Apartments - 12.3%
AvalonBay Communities, Inc.	2,389	593,356
Equity Residential	6,507	585,109
Invitation Homes, Inc.	12,334	495,580
Mid-America Apartment Communities, Inc.	2,348	491,789
Essex Property Trust, Inc.	1,362	470,544
UDR, Inc.	7,480	429,128
Camden Property Trust	2,488	413,506
American Homes 4 Rent — Class A	9,486	379,725
Apartment Income REIT Corp.	5,430	290,288
American Campus Communities, Inc.	5,064	283,432
Independence Realty Trust, Inc.	9,268	245,046
Total REITs-Apartments		4,677,503

REITs-Office Property - 9.0%
Alexandria Real Estate Equities, Inc.	2,889	581,411
Boston Properties, Inc.	3,549	457,111
Kilroy Realty Corp.	3,979	304,075
Cousins Properties, Inc.	6,165	248,388
Douglas Emmett, Inc.	7,373	246,406
SL Green Realty Corp.	2,819	228,846
Highwoods Properties, Inc.	4,888	223,577
LXP Industrial Trust	13,651	214,321
Hudson Pacific Properties, Inc.	7,491	207,875
JBG SMITH Properties	6,680	195,190
Corporate Office Properties Trust	6,404	182,770
Equity Commonwealth*	6,397	180,459
Brandywine Realty Trust	11,219	158,637
Total REITs-Office Property		3,429,066

REITs-Health Care - 8.7%
Welltower, Inc.	7,015	674,422
Ventas, Inc.	8,252	509,643
Healthpeak Properties, Inc.	12,684	435,442
Medical Properties Trust, Inc.	17,435	368,576
Omega Healthcare Investors, Inc.	9,102	283,618
Healthcare Trust of America, Inc. — Class A	8,635	270,621
Healthcare Realty Trust, Inc.	7,487	205,743
Physicians Realty Trust	11,568	202,903
Sabra Health Care REIT, Inc.	12,779	190,279
CareTrust REIT, Inc.	7,307	141,025
Total REITs-Health Care		3,282,272

REITs-Warehouse/Industries - 8.1%
Prologis, Inc.	6,868	1,109,045
Rexford Industrial Realty, Inc.	4,741	353,631
EastGroup Properties, Inc.	1,457	296,179
First Industrial Realty Trust, Inc.	4,715	291,906
Americold Realty Trust	9,909	276,263
STAG Industrial, Inc.	6,613	273,448
Terreno Realty Corp.	3,276	242,588
Innovative Industrial Properties, Inc.	1,123	230,664
Total REITs-Warehouse/Industries		3,073,724

REITs-Storage - 6.6%
Public Storage	2,208	861,738
Extra Space Storage, Inc.	2,613	537,233
Iron Mountain, Inc.	7,664	424,662
Life Storage, Inc.	2,499	350,935
CubeSmart	6,691	348,133
Total REITs-Storage		2,522,701

REITs-Shopping Centers - 5.5%
Kimco Realty Corp.	16,030	395,941
Regency Centers Corp.	5,072	361,836
Federal Realty Investment Trust	2,576	314,452
Brixmor Property Group, Inc.	10,946	282,516
Kite Realty Group Trust	9,960	226,789
SITE Centers Corp.	11,542	192,867
Retail Opportunity Investments Corp.	8,035	155,799
Acadia Realty Trust	6,489	140,617
Total REITs-Shopping Centers		2,070,817

REITs-Single Tenant - 5.0%
Realty Income Corp.	9,478	656,825
National Retail Properties, Inc.	6,449	289,818
STORE Capital Corp.	9,743	284,788
Spirit Realty Capital, Inc.	5,304	244,090
Agree Realty Corp.	3,328	220,846
Essential Properties Realty Trust, Inc.	7,155	181,021
Total REITs-Single Tenant		1,877,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
REAL ESTATE FUND

	Shares	Value
REITs-Hotels - 4.9%
Host Hotels & Resorts, Inc.	19,125	$371,599
MGM Growth Properties LLC — Class A	8,447	326,899
Ryman Hospitality Properties, Inc.*	2,433	225,709
Park Hotels & Resorts, Inc.	10,976	214,361
Apple Hospitality REIT, Inc.	11,178	200,869
Pebblebrook Hotel Trust	7,252	177,529
Sunstone Hotel Investors, Inc.*	13,733	161,775
RLJ Lodging Trust	10,715	150,867
Total REITs-Hotels		1,829,608

REITs-Mortgage - 2.8%
Starwood Property Trust, Inc.	11,347	274,257
AGNC Investment Corp.	20,075	262,982
Blackstone Mortgage Trust, Inc. — Class A	7,288	231,685
Chimera Investment Corp.	13,917	167,561
Arbor Realty Trust, Inc.	9,787	166,966
Total REITs-Mortgage		1,103,451

REITs-Regional Malls - 2.2%
Simon Property Group, Inc.	4,965	653,195
Macerich Co.	11,841	185,193
Total REITs-Regional Malls		838,388

REITs-Manufactured Homes - 2.2%
Sun Communities, Inc.	2,558	448,392
Equity LifeStyle Properties, Inc.	4,958	379,188
Total REITs-Manufactured Homes		827,580

Total REITs		34,800,156

Real Estate - 4.6%
Real Estate Management/Services - 4.0%
CBRE Group, Inc. — Class A*	5,941	543,720
Jones Lang LaSalle, Inc.*	1,402	335,723
Cushman & Wakefield plc*	10,303	211,315
eXp World Holdings, Inc.	7,454	157,801
Redfin Corp.*	7,248	130,754
Realogy Holdings Corp.*	8,300	130,144
Total Real Estate Management/Services		1,509,457

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	2,345	$242,965
Total Real Estate		1,752,422

Internet - 2.4%
E-Commerce/Services - 2.4%
Zillow Group, Inc. — Class C*	6,769	333,644
Zillow Group, Inc. — Class A*	6,908	333,173
Opendoor Technologies, Inc.*	27,130	234,674
Total E-Commerce/Services		901,491

Total Internet		901,491

Diversified Financial Services - 0.6%
Finance-Commercial - 0.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,295	203,712

Total Common Stocks
(Cost $36,616,206)		37,657,781

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$138,567	138,567
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	53,370	53,370
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	13,876	13,876
Total Repurchase Agreements
(Cost $205,813)		205,813

Total Investments - 99.8%
(Cost $36,822,019)		$37,863,594
Other Assets & Liabilities, net - 0.2%		90,535
Total Net Assets - 100.0%		$37,954,129

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,657,781	$—	$—	$37,657,781
Repurchase Agreements	—	205,813	—	205,813
Total Assets	$37,657,781	$205,813	$—	$37,863,594

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $36,616,206)	$37,657,781
Repurchase agreements, at value (cost $205,813)	205,813
Receivables:
Dividends	125,340
Fund shares sold	24,969
Securities lending income	10
Total assets	38,013,913

Liabilities:
Payable for:
Management fees	23,446
Transfer agent and administrative fees	7,420
Distribution and service fees	7,059
Registration fees	4,529
Professional fees	4,298
Fund shares redeemed	3,000
Portfolio accounting fees	2,758
Trustees’ fees*	233
Miscellaneous	7,041
Total liabilities	59,784
Commitments and contingent liabilities (Note 9)	—
Net assets	$37,954,129

Net assets consist of:
Paid in capital	$43,461,206
Total distributable earnings (loss)	(5,507,077)
Net assets	$37,954,129

A-Class:
Net assets	$988,471
Capital shares outstanding	20,862
Net asset value per share	$47.38
Maximum offering price per share (Net asset value divided by 95.25%)	$49.74

C-Class:
Net assets	$322,427
Capital shares outstanding	8,081
Net asset value per share	$39.90

H-Class:
Net assets	$36,643,231
Capital shares outstanding	775,049
Net asset value per share	$47.28

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $90)	$406,287
Interest	55
Income from securities lending, net	115
Total investment income	406,457

Expenses:
Management fees	164,293
Distribution and service fees:
A-Class	3,219
C-Class	3,606
H-Class	44,201
Transfer agent and administrative fees	53,458
Portfolio accounting fees	19,328
Professional fees	8,710
Custodian fees	2,498
Trustees’ fees*	1,950
Line of credit fees	108
Miscellaneous	13,468
Total expenses	314,839
Net investment income	91,618

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	619,426
Net realized gain	619,426
Net change in unrealized appreciation (depreciation) on:
Investments	(457,288)
Net change in unrealized appreciation (depreciation)	(457,288)
Net realized and unrealized gain	162,138
Net increase in net assets resulting from operations	$253,756

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$91,618	$30,821
Net realized gain (loss) on investments	619,426	(748,419)
Net change in unrealized appreciation (depreciation) on investments	(457,288)	1,922,770
Net increase in net assets resulting from operations	253,756	1,205,172

Distributions to shareholders:
A-Class	(5,211)	(50,366)
C-Class	(2,182)	(24,613)
H-Class	(23,428)	(186,432)
Total distributions to shareholders	(30,821)	(261,411)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,255,390	504,083
C-Class	1,993,174	967,844
H-Class	105,144,231	34,310,786
Distributions reinvested
A-Class	5,210	48,806
C-Class	2,159	24,496
H-Class	23,098	174,245
Cost of shares redeemed
A-Class	(1,474,054)	(499,509)
C-Class	(1,890,888)	(1,309,690)
H-Class	(79,477,226)	(26,510,129)
Net increase from capital share transactions	25,581,094	7,710,932
Net increase in net assets	25,804,029	8,654,693

Net assets:
Beginning of year	12,150,100	3,495,407
End of year	$37,954,129	$12,150,100

Capital share activity:
Shares sold
A-Class	26,940	12,731
C-Class	51,462	30,808
H-Class	2,235,816	917,563
Shares issued from reinvestment of distributions
A-Class	109	1,334
C-Class	53	793
H-Class	483	4,775
Shares redeemed
A-Class	(31,856)	(13,846)
C-Class	(49,079)	(42,183)
H-Class	(1,728,710)	(729,458)
Net increase in shares	505,218	182,517

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$40.87	$30.70	$41.24	$35.92	$37.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.32	.56	.46	.65
Net gain (loss) on investments (realized and unrealized)	6.48	13.33	(10.37)	5.12 [c]	(2.08)
Total from investment operations	6.69	13.65	(9.81)	5.58	(1.43)
Less distributions from:
Net investment income	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$47.38	$40.87	$30.70	$41.24	$35.92

Total Return[b]	16.36%	45.79%	(24.28%)	15.58%	(3.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$988	$1,049	$781	$658	$486
Ratios to average net assets:
Net investment income (loss)	0.46%	0.87%	1.33%	1.18%	1.69%
Total expenses	1.61%	1.70%	1.72%	1.72%	1.63%
Portfolio turnover rate	380%	499%	539%	877%	1,010%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$34.44	$26.48	$35.94	$31.57	$33.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.03)	.26	.31	.29
Net gain (loss) on investments (realized and unrealized)	5.73	11.47	(8.99)	4.32 [c]	(1.80)
Total from investment operations	5.64	11.44	(8.73)	4.63	(1.51)
Less distributions from:
Net investment income	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$39.90	$34.44	$26.48	$35.94	$31.57

Total Return[b]	16.37%	44.71%	(24.86%)	14.72%	(4.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$322	$194	$430	$702	$993
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.09%)	0.71%	0.94%	0.86%
Total expenses	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	380%	499%	539%	877%	1,010%

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$40.78	$30.63	$41.14	$35.82	$37.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.23	.55	.65	.92
Net gain (loss) on investments (realized and unrealized)	6.46	13.40	(10.33)	4.93 [c]	(2.35)
Total from investment operations	6.68	13.63	(9.78)	5.58	(1.43)
Less distributions from:
Net investment income	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$47.28	$40.78	$30.63	$41.14	$35.82

Total Return	16.37%	45.83%	(24.27%)	15.63%	(3.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,643	$10,907	$2,284	$18,436	$8,800
Ratios to average net assets:
Net investment income (loss)	0.49%	0.60%	1.30%	1.69%	2.43%
Total expenses	1.62%	1.66%	1.72%	1.71%	1.63%
Portfolio turnover rate	380%	499%	539%	877%	1,010%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations, and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 31, 2022, Retailing Fund Investor Class returned -10.94%, compared with 9.79% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 15.65%.

Hypermarkets & super centers, specialty stores, and general merchandise stores contributed the most to return for the period. Internet & direct marketing retail and apparel retail detracted the most from return.

Costco Wholesale Corp., Amazon.com, Inc., and AutoZone, Inc. contributed the most to the Fund’s return for the period. Alibaba Group Holding Ltd. ADR, Pinduoduo, Inc. ADR, and Wayfair, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	12.0%
Walmart, Inc.	6.0%
Home Depot, Inc.	4.9%
Costco Wholesale Corp.	4.8%
Lowe’s Companies, Inc.	3.2%
Booking Holdings, Inc.	2.9%
Target Corp.	2.9%
Alibaba Group Holding Ltd. ADR	2.7%
TJX Companies, Inc.	2.4%
Dollar General Corp.	2.2%
Top Ten Total	44.0%

“Ten Largest Holdings” excludes any temporary cash investments.

116 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(10.94%)	13.72%	11.31%
A-Class Shares	(11.17%)	13.45%	11.06%
A-Class Shares with sales charge‡	(15.39%)	12.35%	10.51%
C-Class Shares	(11.84%)	12.59%	10.22%
C-Class Shares with CDSC§	(12.63%)	12.59%	10.22%
H-Class Shares**	(11.18%)	13.44%	11.00%
S&P 500 Consumer Discretionary Index	9.79%	17.16%	16.70%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph are based on Investor Class and A-Class shares only; performance for C-Class and H-Class will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS	March 31, 2022
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.6%

RETAIL - 61.0%
Walmart, Inc.	4,359	$649,142
Home Depot, Inc.	1,761	527,120
Costco Wholesale Corp.	898	517,113
Lowe’s Companies, Inc.	1,694	342,510
Target Corp.	1,457	309,205
TJX Companies, Inc.	4,321	261,766
Dollar General Corp.	1,044	232,426
O’Reilly Automotive, Inc.*	305	208,913
AutoZone, Inc.*	101	206,503
Dollar Tree, Inc.*	1,209	193,621
Walgreens Boots Alliance, Inc.	4,287	191,929
Ross Stores, Inc.	1,918	173,502
Tractor Supply Co.	702	163,826
GameStop Corp. — Class A*	911	151,754
Ulta Beauty, Inc.*	366	145,748
Best Buy Company, Inc.	1,557	141,531
Genuine Parts Co.	1,034	130,305
CarMax, Inc.*	1,245	120,118
Advance Auto Parts, Inc.	535	110,724
Bath & Body Works, Inc.	2,252	107,646
Burlington Stores, Inc.*	572	104,201
Williams-Sonoma, Inc.	680	98,600
BJ’s Wholesale Club Holdings, Inc.*	1,449	97,967
Five Below, Inc.*	581	92,013
Carvana Co.*	770	91,853
Dick’s Sporting Goods, Inc.[1]	881	88,118
Lithia Motors, Inc. — Class A	292	87,635
Kohl’s Corp.	1,366	82,588
Floor & Decor Holdings, Inc. — Class A*	1,013	82,053
RH*	241	78,588
Macy’s, Inc.	3,170	77,221
AutoNation, Inc.*	711	70,801
Nordstrom, Inc.	2,449	66,392
Gap, Inc.	4,714	66,373
Victoria’s Secret & Co.*	1,257	64,559
Academy Sports & Outdoors, Inc.	1,555	61,267
Signet Jewelers Ltd.	791	57,506
Asbury Automotive Group, Inc.*	338	54,148
Ollie’s Bargain Outlet Holdings, Inc.*	1,203	51,681
Foot Locker, Inc.	1,742	51,668
American Eagle Outfitters, Inc.[1]	2,934	49,291
Bed Bath & Beyond, Inc.*	2,071	46,660
Abercrombie & Fitch Co. — Class A*	1,309	41,875
Big Lots, Inc.	898	31,071
Total Retail		6,579,531

INTERNET - 36.0%
Amazon.com, Inc.*	397	1,294,200
Booking Holdings, Inc.*	132	309,995
Alibaba Group Holding Ltd. ADR*	2,725	296,480
DoorDash, Inc. — Class A*	1,834	214,927
MercadoLibre, Inc.*	163	193,885
eBay, Inc.	3,238	185,408
Expedia Group, Inc.*	884	172,972
JD.com, Inc. ADR*	2,849	164,872
Pinduoduo, Inc. ADR*	3,391	136,013
Chewy, Inc. — Class A*,1	3,016	122,993
Etsy, Inc.*	937	116,450
Farfetch Ltd. — Class A*	7,661	115,834
Fiverr International Ltd.*	1,451	110,378
Coupang, Inc.*	6,215	109,881
Trip.com Group Ltd. ADR*	4,692	108,479
Wayfair, Inc. — Class A*	910	100,810
Revolve Group, Inc.*	1,199	64,374
Overstock.com, Inc.*	908	39,957
Stitch Fix, Inc. — Class A*	2,976	29,968
Total Internet		3,887,876

DISTRIBUTION & WHOLESALE - 2.2%
Pool Corp.	287	121,358
LKQ Corp.	2,409	109,393
Total Distribution & Wholesale		230,751

APPAREL - 0.4%
Urban Outfitters, Inc.*	1,866	46,855

Total Common Stocks
(Cost $7,246,654)		10,745,013

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$45,223	45,223
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	17,418	17,418
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	4,529	4,529
Total Repurchase Agreements
(Cost $67,170)		67,170

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	200,591	200,591
Total Securities Lending Collateral
(Cost $200,591)		200,591

Total Investments - 102.1%
(Cost $7,514,415)		$11,012,774
Other Assets & Liabilities, net - (2.1)%		(228,467)
Total Net Assets - 100.0%		$10,784,307

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,745,013	$—	$—	$10,745,013
Repurchase Agreements	—	67,170	—	67,170
Securities Lending Collateral	200,591	—	—	200,591
Total Assets	$10,945,604	$67,170	$—	$11,012,774

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $187,697 of securities loaned (cost $7,447,245)	$10,945,604
Repurchase agreements, at value (cost $67,170)	67,170
Receivables:
Dividends	6,879
Fund shares sold	1,209
Securities lending income	211
Total assets	11,021,073

Liabilities:
Payable for:
Return of securities lending collateral	200,591
Fund shares redeemed	9,647
Management fees	7,661
Transfer agent and administrative fees	2,424
Portfolio accounting fees	901
Distribution and service fees	720
Trustees’ fees*	217
Miscellaneous	14,605
Total liabilities	236,766
Commitments and contingent liabilities (Note 9)	—
Net assets	$10,784,307

Net assets consist of:
Paid in capital	$9,287,092
Total distributable earnings (loss)	1,497,215
Net assets	$10,784,307

Investor Class:
Net assets	$7,998,450
Capital shares outstanding	171,078
Net asset value per share	$46.75

A-Class:
Net assets	$1,916,768
Capital shares outstanding	43,924
Net asset value per share	$43.64
Maximum offering price per share (Net asset value divided by 95.25%)	$45.82

C-Class:
Net assets	$196,231
Capital shares outstanding	5,286
Net asset value per share	$37.12

H-Class:
Net assets	$672,858
Capital shares outstanding	15,845
Net asset value per share	$42.47

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,341)	$179,030
Interest	54
Income from securities lending, net	9,230
Total investment income	188,314

Expenses:
Management fees	192,800
Distribution and service fees:
A-Class	5,742
C-Class	2,678
H-Class	5,076
Transfer agent and administrative fees	63,664
Portfolio accounting fees	22,682
Professional fees	8,956
Trustees’ fees*	3,706
Custodian fees	3,243
Line of credit fees	20
Miscellaneous	12,446
Total expenses	321,013
Net investment loss	(132,699)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,524,827
Net realized gain	2,524,827
Net change in unrealized appreciation (depreciation) on:
Investments	(5,159,945)
Net change in unrealized appreciation (depreciation)	(5,159,945)
Net realized and unrealized loss	(2,635,118)
Net decrease in net assets resulting from operations	$(2,767,817)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(132,699)	$(157,928)
Net realized gain on investments	2,524,827	4,923,049
Net change in unrealized appreciation (depreciation) on investments	(5,159,945)	8,792,473
Net increase (decrease) in net assets resulting from operations	(2,767,817)	13,557,594

Distributions to shareholders:
Investor Class	(1,612,470)	—
A-Class	(213,357)	—
C-Class	(22,834)	—
H-Class	(473,408)	—
Total distributions to shareholders	(2,322,069)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	45,076,650	79,357,647
A-Class	525,857	1,348,128
C-Class	618,446	1,002,664
H-Class	9,728,366	9,281,648
Distributions reinvested
Investor Class	1,563,324	—
A-Class	210,780	—
C-Class	22,735	—
H-Class	469,256	—
Cost of shares redeemed
Investor Class	(59,860,085)	(69,048,353)
A-Class	(486,502)	(417,961)
C-Class	(689,188)	(1,175,354)
H-Class	(9,380,698)	(10,177,931)
Net increase (decrease) from capital share transactions	(12,201,059)	10,170,488
Net increase (decrease) in net assets	(17,290,945)	23,728,082

Net assets:
Beginning of year	28,075,252	4,347,170
End of year	$10,784,307	$28,075,252

Capital share activity:
Shares sold
Investor Class	771,559	1,758,892
A-Class	9,898	32,086
C-Class	13,293	24,969
H-Class	180,659	230,718
Shares issued from reinvestment of distributions
Investor Class	28,934	—
A-Class	4,176	—
C-Class	528	—
H-Class	9,553	—
Shares redeemed
Investor Class	(1,066,923)	(1,437,219)
A-Class	(9,829)	(9,294)
C-Class	(14,834)	(28,400)
H-Class	(186,979)	(231,204)
Net increase (decrease) in shares	(259,965)	340,548

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.11	$28.62	$33.46	$30.17	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.25)	(.06)	(.02)	.11
Net gain (loss) on investments (realized and unrealized)	(5.31)	28.74	(4.78)	3.35	3.28
Total from investment operations	(5.61)	28.49	(4.84)	3.33	3.39
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	(4.75)	—	—	(.01)	—
Total distributions	(4.75)	—	—	(.04)	—
Net asset value, end of period	$46.75	$57.11	$28.62	$33.46	$30.17

Total Return	(10.94%)	99.55%	(14.47%)	11.06%	12.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,998	$24,987	$3,316	$22,748	$19,876
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.52%)	(0.17%)	(0.07%)	0.40%
Total expenses	1.36%	1.43%	1.47%	1.45%	1.37%
Portfolio turnover rate	214%	270%	228%	314%	1,306%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.75	$27.00	$31.64	$28.60	$25.44
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.38)	(.13)	(.05)	— [b]
Net gain (loss) on investments (realized and unrealized)	(4.94)	27.13	(4.51)	3.13	3.16
Total from investment operations	(5.36)	26.75	(4.64)	3.08	3.16
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	(4.75)	—	—	(.01)	—
Total distributions	(4.75)	—	—	(.04)	—
Net asset value, end of period	$43.64	$53.75	$27.00	$31.64	$28.60

Total Return[c]	(11.17%)	99.07%	(14.66%)	10.80%	12.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,917	$2,133	$456	$5,806	$1,260
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.83%)	(0.42%)	(0.16%)	— [d]
Total expenses	1.61%	1.67%	1.72%	1.72%	1.63%
Portfolio turnover rate	214%	270%	228%	314%	1,306%

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$46.74	$23.67	$27.95	$25.46	$22.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.62)	(.33)	(.31)	(.17)
Net gain (loss) on investments (realized and unrealized)	(4.17)	23.69	(3.95)	2.84	2.80
Total from investment operations	(4.87)	23.07	(4.28)	2.53	2.63
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	(4.75)	—	—	(.01)	—
Total distributions	(4.75)	—	—	(.04)	—
Net asset value, end of period	$37.12	$46.74	$23.67	$27.95	$25.46

Total Return[c]	(11.84%)	97.47%	(15.31%)	9.97%	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196	$294	$230	$468	$603
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(1.65%)	(1.16%)	(1.15%)	(0.71%)
Total expenses	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	214%	270%	228%	314%	1,306%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$52.44	$26.35	$30.87	$27.91	$24.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.39)	(.20)	(.11)	.05
Net gain (loss) on investments (realized and unrealized)	(4.84)	26.48	(4.32)	3.11	3.03
Total from investment operations	(5.22)	26.09	(4.52)	3.00	3.08
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	(4.75)	—	—	(.01)	—
Total distributions	(4.75)	—	—	(.04)	—
Net asset value, end of period	$42.47	$52.44	$26.35	$30.87	$27.91

Total Return	(11.18%)	99.01%	(14.64%)	10.81%	12.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$673	$661	$345	$6,265	$5,079
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.91%)	(0.64%)	(0.37%)	0.18%
Total expenses	1.60%	1.69%	1.72%	1.70%	1.62%
Portfolio turnover rate	214%	270%	228%	314%	1,306%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

For the one-year period ended March 31, 2022, Technology Fund Investor Class returned 1.94%, compared with 20.90% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 15.65%.

Systems software, semiconductors, and technology hardware storage & peripherals contributed the most to return for the period. Interactive home entertainment, data processing & outsourced services, and application software detracted the most from return.

NVIDIA Corp., Apple, Inc., and Microsoft Corp. contributed the most to the Fund’s return for the period. Paypal Holdings, Inc., Zoom Video Communications, Inc. - Class A, and Meta Platforms, Inc. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.4%
Microsoft Corp.	4.7%
Alphabet, Inc. — Class A	4.3%
NVIDIA Corp.	2.6%
Meta Platforms, Inc. — Class A	2.4%
Visa, Inc. — Class A	2.2%
Mastercard, Inc. — Class A	1.9%
Broadcom, Inc.	1.6%
Oracle Corp.	1.5%
Cisco Systems, Inc.	1.5%
Top Ten Total	28.1%

“Ten Largest Holdings” excludes any temporary cash investments.

124 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	1.94%	21.18%	16.47%
A-Class Shares	1.69%	20.88%	16.17%
A-Class Shares with sales charge‡	(3.14%)	19.70%	15.61%
C-Class Shares	0.92%	19.97%	15.31%
C-Class Shares with CDSC§	(0.01%)	19.97%	15.31%
H-Class Shares**	1.68%	20.87%	16.08%
S&P 500 Information Technology Index	20.90%	26.81%	20.57%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	March 31, 2022
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

SOFTWARE - 35.2%
Microsoft Corp.	7,115	$2,193,626
Oracle Corp.	8,281	685,087
Adobe, Inc.*	1,466	667,939
salesforce.com, Inc.*	3,111	660,528
Intuit, Inc.	1,117	537,098
ServiceNow, Inc.*	851	473,913
Snowflake, Inc. — Class A*	1,680	384,938
Fiserv, Inc.*	3,683	373,456
Fidelity National Information Services, Inc.	3,617	363,219
Workday, Inc. — Class A*	1,510	361,585
Activision Blizzard, Inc.	4,491	359,774
Citrix Systems, Inc.*	3,448	347,903
Synopsys, Inc.*	1,012	337,269
Paychex, Inc.	2,443	333,396
Datadog, Inc. — Class A*	2,138	323,843
VMware, Inc. — Class A	2,771	315,534
Cadence Design Systems, Inc.*	1,915	314,941
Autodesk, Inc.*	1,453	311,451
Cloudflare, Inc. — Class A*	2,544	304,517
Atlassian Corporation plc — Class A*	999	293,536
Zoom Video Communications, Inc. — Class A*	2,339	274,201
Electronic Arts, Inc.	2,160	273,262
MongoDB, Inc.*	598	265,267
Twilio, Inc. — Class A*	1,540	253,807
Unity Software, Inc.*	2,496	247,628
Palantir Technologies, Inc. — Class A*	17,900	245,767
Splunk, Inc.*	1,641	243,869
ANSYS, Inc.*	755	239,826
DocuSign, Inc.*	2,151	230,415
NetEase, Inc. ADR	2,566	230,145
Bill.com Holdings, Inc.*	986	223,615
ZoomInfo Technologies, Inc. — Class A*	3,691	220,500
HubSpot, Inc.*	449	213,248
Akamai Technologies, Inc.*	1,715	204,754
Tyler Technologies, Inc.*	454	201,980
SS&C Technologies Holdings, Inc.	2,627	197,078
Broadridge Financial Solutions, Inc.	1,257	195,727
Take-Two Interactive Software, Inc.*	1,252	192,482
Jack Henry & Associates, Inc.	894	176,163
Dynatrace, Inc.*	3,630	170,973
PTC, Inc.*	1,470	158,348
Fair Isaac Corp.*	336	156,731
RingCentral, Inc. — Class A*	1,326	155,420
Ceridian HCM Holding, Inc.*	2,203	150,597
Avalara, Inc.*	1,414	140,707
Dropbox, Inc. — Class A*	5,925	137,756
Coupa Software, Inc.*	1,353	137,505
Elastic N.V.*	1,518	135,026
Five9, Inc.*	1,196	132,038
UiPath, Inc. — Class A*	5,866	126,647
Asana, Inc. — Class A*,1	3,111	124,347
MicroStrategy, Inc. — Class A*,1	227	110,395
Digital Turbine, Inc.*	2,138	93,666
Fastly, Inc. — Class A*	3,970	68,999
Total Software		16,272,442

SEMICONDUCTORS - 20.3%
NVIDIA Corp.	4,413	1,204,131
Broadcom, Inc.	1,178	741,763
Intel Corp.	13,075	647,997
Texas Instruments, Inc.	3,285	602,732
QUALCOMM, Inc.	3,818	583,467
Advanced Micro Devices, Inc.*	5,215	570,208
Applied Materials, Inc.	3,687	485,947
Analog Devices, Inc.	2,574	425,173
Micron Technology, Inc.	5,123	399,030
Lam Research Corp.	733	394,068
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,395	353,963
Marvell Technology, Inc.	4,890	350,662
KLA Corp.	925	338,606
NXP Semiconductor N.V.	1,776	328,702
ASML Holding N.V. — Class G	445	297,229
Microchip Technology, Inc.	3,805	285,908
ON Semiconductor Corp.*	3,709	232,221
Monolithic Power Systems, Inc.	462	224,384
Skyworks Solutions, Inc.	1,579	210,449
Teradyne, Inc.	1,667	197,089
Entegris, Inc.	1,405	184,420
Wolfspeed, Inc.*	1,562	177,849
Qorvo, Inc.*	1,309	162,447
Total Semiconductors		9,398,445

INTERNET - 14.8%
Alphabet, Inc. — Class A*	711	1,977,540
Meta Platforms, Inc. — Class A*	5,062	1,125,586
Palo Alto Networks, Inc.*	606	377,241
Snap, Inc. — Class A*	9,606	345,720
Sea Ltd. ADR*	2,880	344,995
Shopify, Inc. — Class A*	476	321,757
Match Group, Inc.*	2,483	270,001
Twitter, Inc.*	6,655	257,482
Baidu, Inc. ADR*	1,915	253,355
VeriSign, Inc.*	1,056	234,918
CDW Corp.	1,278	228,621
Okta, Inc.*	1,422	214,665
NortonLifeLock, Inc.	7,235	191,872
Zendesk, Inc.*	1,497	180,074
GoDaddy, Inc. — Class A*	2,125	177,863
Pinterest, Inc. — Class A*	7,178	176,651
F5, Inc.*	798	166,742
Total Internet		6,845,083

COMPUTERS - 13.6%
Apple, Inc.	14,228	2,484,351
International Business Machines Corp.	3,770	490,175
Accenture plc — Class A	1,270	428,282
Crowdstrike Holdings, Inc. — Class A*	1,593	361,739
Fortinet, Inc.*	1,043	356,435

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
TECHNOLOGY FUND

	Shares	Value
Cognizant Technology Solutions Corp. — Class A	3,482	$312,231
Zscaler, Inc.*	1,169	282,056
HP, Inc.	7,640	277,332
Dell Technologies, Inc. — Class C	5,474	274,740
Infosys Ltd. ADR	9,098	226,449
Check Point Software Technologies Ltd.*	1,614	223,152
Seagate Technology Holdings plc	2,234	200,837
NetApp, Inc.	2,312	191,896
Western Digital Corp.*	3,608	179,137
Total Computers		6,288,812

COMMERCIAL SERVICES - 4.4%
PayPal Holdings, Inc.*	4,526	523,432
Automatic Data Processing, Inc.	2,042	464,637
Block, Inc. — Class A*	3,059	414,800
Global Payments, Inc.	2,068	282,985
FleetCor Technologies, Inc.*	820	204,229
Marathon Digital Holdings, Inc.*,1	2,880	80,496
Riot Blockchain, Inc.*,1	3,691	78,139
Total Commercial Services		2,048,718

DIVERSIFIED FINANCIAL SERVICES - 4.0%
Visa, Inc. — Class A	4,500	997,965
Mastercard, Inc. — Class A	2,408	860,571
Total Diversified Financial Services		1,858,536

TELECOMMUNICATIONS - 3.0%
Cisco Systems, Inc.	12,284	684,956
Arista Networks, Inc.*	2,256	313,539
Corning, Inc.	6,727	248,293
Juniper Networks, Inc.	4,400	163,504
Total Telecommunications		1,410,292

ELECTRONCIS - 1.7%
Amphenol Corp. — Class A	3,975	299,516
TE Connectivity Ltd.	2,251	294,836
Trimble, Inc.*	2,744	197,952
Total Electronics		792,304

ENERGY-ALTERNATE SOURCES - 1.3%
Enphase Energy, Inc.*	1,217	245,566
SolarEdge Technologies, Inc.*	681	219,534
First Solar, Inc.*	1,671	139,930
Total Energy-Alternate Sources		605,030

ADVERTISING - 0.6%
Trade Desk, Inc. — Class A*	3,892	$269,521

OFFICE & BUSINESS EQUIPMENT - 0.5%
Zebra Technologies Corp. — Class A*	519	214,710

Total Common Stocks
(Cost $20,784,761)		46,003,893

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$236,082	236,082
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	90,928	90,928
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	23,642	23,642
Total Repurchase Agreements
(Cost $350,652)		350,652

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	285,710	285,710
Total Securities Lending Collateral
(Cost $285,710)		285,710

Total Investments - 100.8%
(Cost $21,421,123)		$46,640,255
Other Assets & Liabilities, net - (0.8)%		(388,335)
Total Net Assets - 100.0%		$46,251,920

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$46,003,893	$—	$—	$46,003,893
Repurchase Agreements	—	350,652	—	350,652
Securities Lending Collateral	285,710	—	—	285,710
Total Assets	$46,289,603	$350,652	$—	$46,640,255

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $268,227 of securities loaned (cost $21,070,471)	$46,289,603
Repurchase agreements, at value (cost $350,652)	350,652
Receivables:
Fund shares sold	14,099
Dividends	11,310
Foreign tax reclaims	1,107
Securities lending income	45
Total assets	46,666,816

Liabilities:
Overdraft due to custodian bank	7
Payable for:
Return of securities lending collateral	285,710
Management fees	32,341
Fund shares redeemed	23,281
Transfer agent and administrative fees	10,235
Distribution and service fees	5,462
Portfolio accounting fees	3,805
Trustees’ fees*	787
Miscellaneous	53,268
Total liabilities	414,896
Commitments and contingent liabilities (Note 9)	—
Net assets	$46,251,920

Net assets consist of:
Paid in capital	$22,503,099
Total distributable earnings (loss)	23,748,821
Net assets	$46,251,920

Investor Class:
Net assets	$32,397,438
Capital shares outstanding	191,894
Net asset value per share	$168.83

A-Class:
Net assets	$8,305,130
Capital shares outstanding	53,801
Net asset value per share	$154.37
Maximum offering price per share (Net asset value divided by 95.25%)	$162.07

C-Class:
Net assets	$4,194,198
Capital shares outstanding	31,565
Net asset value per share	$132.87

H-Class:
Net assets	$1,355,154
Capital shares outstanding	9,000
Net asset value per share	$150.57

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,438)	$547,944
Interest	202
Income from securities lending, net	7,459
Total investment income	555,605

Expenses:
Management fees	706,478
Distribution and service fees:
A-Class	25,522
C-Class	57,383
H-Class	9,187
Transfer agent and administrative fees	230,217
Portfolio accounting fees	83,114
Professional fees	28,445
Custodian fees	10,938
Trustees’ fees*	9,095
Line of credit fees	131
Miscellaneous	58,592
Total expenses	1,219,102
Net investment loss	(663,497)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,398,768
Net realized gain	5,398,768
Net change in unrealized appreciation (depreciation) on:
Investments	(5,462,357)
Net change in unrealized appreciation (depreciation)	(5,462,357)
Net realized and unrealized loss	(63,589)
Net decrease in net assets resulting from operations	$(727,086)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(663,497)	$(496,354)
Net realized gain on investments	5,398,768	16,704,253
Net change in unrealized appreciation (depreciation) on investments	(5,462,357)	17,934,029
Net increase (decrease) in net assets resulting from operations	(727,086)	34,141,928

Distributions to shareholders:
Investor Class	(5,271,090)	(626,479)
A-Class	(749,357)	(157,334)
C-Class	(484,634)	(128,380)
H-Class	(335,654)	(148,326)
Total distributions to shareholders	(6,840,735)	(1,060,519)

Capital share transactions:
Proceeds from sale of shares
Investor Class	128,824,175	100,514,105
A-Class	4,914,961	2,394,726
C-Class	1,805,589	4,172,637
H-Class	18,247,940	27,010,757
Distributions reinvested
Investor Class	5,171,883	611,649
A-Class	744,507	153,794
C-Class	478,382	127,649
H-Class	329,788	147,540
Cost of shares redeemed
Investor Class	(130,640,622)	(108,748,503)
A-Class	(6,078,463)	(2,845,095)
C-Class	(3,986,263)	(4,736,046)
H-Class	(18,691,520)	(34,928,240)
Net increase (decrease) from capital share transactions	1,120,357	(16,125,027)
Net increase (decrease) in net assets	(6,447,464)	16,956,382

Net assets:
Beginning of year	52,699,384	35,743,002
End of year	$46,251,920	$52,699,384

Capital share activity:
Shares sold
Investor Class	662,261	695,815
A-Class	27,216	17,600
C-Class	11,711	36,933
H-Class	107,303	255,121
Shares issued from reinvestment of distributions
Investor Class	26,718	3,684
A-Class	4,203	1,004
C-Class	3,131	947
H-Class	1,909	985
Shares redeemed
Investor Class	(697,221)	(730,778)
A-Class	(33,687)	(19,880)
C-Class	(26,488)	(40,831)
H-Class	(111,036)	(283,151)
Net decrease in shares	(23,980)	(62,551)

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$177.69	$100.21	$101.77	$94.62	$75.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.32)	(.96)	(.22)	(.31)	(.29)
Net gain (loss) on investments (realized and unrealized)	6.56	81.24	(.80)	11.99	20.66
Total from investment operations	5.24	80.28	(1.02)	11.68	20.37
Less distributions from:
Net realized gains	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$168.83	$177.69	$100.21	$101.77	$94.62

Total Return	1.94%	80.31%	(1.06%)	13.05%	27.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,397	$35,562	$23,190	$60,972	$76,820
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.65%)	(0.20%)	(0.32%)	(0.34%)
Total expenses	1.36%	1.44%	1.47%	1.46%	1.37%
Portfolio turnover rate	175%	195%	165%	255%	270%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$163.90	$92.79	$94.51	$88.40	$70.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.68)	(1.24)	(.41)	(.49)	(.45)
Net gain (loss) on investments (realized and unrealized)	6.25	75.15	(.77)	11.13	19.31
Total from investment operations	4.57	73.91	(1.18)	10.64	18.86
Less distributions from:
Net realized gains	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$154.37	$163.90	$92.79	$94.51	$88.40

Total Return[b]	1.69%	79.86%	(1.31%)	12.77%	26.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,305	$9,190	$5,321	$6,007	$5,033
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.90%)	(0.40%)	(0.54%)	(0.56%)
Total expenses	1.61%	1.69%	1.73%	1.71%	1.63%
Portfolio turnover rate	175%	195%	165%	255%	270%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$143.81	$82.23	$84.44	$80.06	$64.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.60)	(2.01)	(1.06)	(1.10)	(1.02)
Net gain (loss) on investments (realized and unrealized)	5.76	66.39	(.61)	10.01	17.64
Total from investment operations	3.16	64.38	(1.67)	8.91	16.62
Less distributions from:
Net realized gains	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$132.87	$143.81	$82.23	$84.44	$80.06

Total Return[b]	0.92%	78.52%	(2.05%)	11.93%	25.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,194	$6,214	$3,796	$5,586	$6,409
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.65%)	(1.17%)	(1.33%)	(1.37%)
Total expenses	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	175%	195%	165%	255%	270%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$160.17	$90.72	$92.40	$86.54	$69.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.62)	(1.01)	(.47)	(.64)	(.46)
Net gain (loss) on investments (realized and unrealized)	6.12	73.26	(.67)	11.03	18.93
Total from investment operations	4.50	72.25	(1.14)	10.39	18.47
Less distributions from:
Net realized gains	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$150.57	$160.17	$90.72	$92.40	$86.54

Total Return	1.68%	79.85%	(1.30%)	12.76%	26.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,355	$1,734	$3,435	$12,846	$40,149
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.83%)	(0.47%)	(0.71%)	(0.58%)
Total expenses	1.60%	1.74%	1.72%	1.70%	1.63%
Portfolio turnover rate	175%	195%	165%	255%	270%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 31, 2022, Telecommunications Fund Investor Class returned -4.36%, compared with -0.93% for the S&P 500 Telecommunication Services Index. The broader S&P 500 Index returned 15.65%.

Communications equipment and wireless telecommunication services alternative carriers contributed the most to return for the period. Cable & satellite, movies & entertainment, and integrated telecommunication services detracted the most from return.

Arista Networks, Inc., Motorola Solutions, Inc., and Cisco Systems, Inc. contributed the most to the Fund’s return for the period. Roku, Inc., Altice USA, Inc. - Class A, and AT&T, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.6%
Comcast Corp. — Class A	8.2%
AT&T, Inc.	7.8%
Cisco Systems, Inc.	7.5%
T-Mobile US, Inc.	7.5%
Charter Communications, Inc. — Class A	5.5%
Arista Networks, Inc.	4.1%
Motorola Solutions, Inc.	3.9%
Liberty Broadband Corp. — Class C	2.8%
Ubiquiti, Inc.	2.6%
Top Ten Total	58.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(4.36%)	4.29%	4.86%
A-Class Shares	(4.59%)	4.04%	4.59%
A-Class Shares with sales charge‡	(9.13%)	3.03%	4.09%
C-Class Shares	(5.30%)	3.26%	3.87%
C-Class Shares with CDSC§	(6.25%)	3.26%	3.87%
H-Class Shares**	(4.60%)	4.08%	4.52%
S&P 500 Telecommunication Services Index	(0.93%)	9.58%	9.93%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

134 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 100.7%

TELECOMMUNICATIONS - 67.9%
Verizon Communications, Inc.	2,711	$138,098
AT&T, Inc.	5,296	125,144
Cisco Systems, Inc.	2,170	120,999
T-Mobile US, Inc.*	941	120,777
Arista Networks, Inc.*	470	65,321
Motorola Solutions, Inc.	259	62,730
Ubiquiti, Inc.	142	41,345
Juniper Networks, Inc.	933	34,670
Lumen Technologies, Inc.	2,936	33,089
Ciena Corp.*	484	29,345
Frontier Communications Parent, Inc.*	892	24,682
Vonage Holdings Corp.*	1,076	21,832
Iridium Communications, Inc.*	530	21,370
BCE, Inc.	329	18,246
Viavi Solutions, Inc.*	1,132	18,203
Vodafone Group plc ADR[1]	1,072	17,817
America Movil SAB de CV — Class L ADR	832	17,597
Viasat, Inc.*	357	17,422
Nice Ltd. ADR*	78	17,082
TELUS Corp.	603	15,762
Rogers Communications, Inc. — Class B	272	15,436
Calix, Inc.*	351	15,061
Plantronics, Inc.*	376	14,814
Gogo, Inc.*	757	14,428
Telephone & Data Systems, Inc.	741	13,990
EchoStar Corp. — Class A*	550	13,387
InterDigital, Inc.	207	13,207
Extreme Networks, Inc.*	999	12,198
CommScope Holding Company, Inc.*	1,467	11,560
NETGEAR, Inc.*	327	8,070
Total Telecommunications		1,093,682

MEDIA - 24.0%
Comcast Corp. — Class A	2,831	132,547
Charter Communications, Inc. — Class A*	161	87,829
Liberty Broadband Corp. — Class C*	328	44,385
DISH Network Corp. — Class A*	1,227	38,834
Cable One, Inc.	19	27,821
Altice USA, Inc. — Class A*	1,897	23,675
Liberty Global plc — Class C*	687	17,800
Liberty Latin America Ltd. — Class C*	1,455	13,953
Total Media		386,844

INTERNET - 5.7%
Roku, Inc.*	309	38,708
F5, Inc.*	166	34,686
Cogent Communications Holdings, Inc.	263	17,450
Total Internet		90,844

COMPUTERS - 2.5%
Lumentum Holdings, Inc.*	264	25,767
NetScout Systems, Inc.*	454	14,564
Total Computers		40,331

SOFTWARE - 0.6%
Bandwidth, Inc. — Class A*	270	8,745

Total Common Stocks
(Cost $1,258,096)		1,620,446

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$17,399	17,399
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	6,701	6,701
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	1,743	1,743
Total Repurchase Agreements
(Cost $25,843)		25,843

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	34,569	34,569
Total Securities Lending Collateral
(Cost $34,569)		34,569

Total Investments - 104.4%
(Cost $1,318,508)		$1,680,858
Other Assets & Liabilities, net - (4.4)%		(70,965)
Total Net Assets - 100.0%		$1,609,893

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,620,446	$—	$—	$1,620,446
Repurchase Agreements	—	25,843	—	25,843
Securities Lending Collateral	34,569	—	—	34,569
Total Assets	$1,655,015	$25,843	$—	$1,680,858

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $33,306 of securities loaned (cost $1,292,665)	$1,655,015
Repurchase agreements, at value (cost $25,843)	25,843
Receivables:
Securities sold	2,556,317
Fund shares sold	5,880
Dividends	2,063
Securities lending income	22
Total assets	4,245,140

Liabilities:
Payable for:
Fund shares redeemed	2,593,350
Return of securities lending collateral	34,569
Management fees	3,006
Transfer agent and administrative fees	951
Portfolio accounting fees	354
Distribution and service fees	209
Trustees’ fees*	41
Miscellaneous	2,767
Total liabilities	2,635,247
Commitments and contingent liabilities (Note 9)	—
Net assets	$1,609,893

Net assets consist of:
Paid in capital	$3,708,077
Total distributable earnings (loss)	(2,098,184)
Net assets	$1,609,893

Investor Class:
Net assets	$997,094
Capital shares outstanding	18,684
Net asset value per share	$53.37

A-Class:
Net assets	$367,617
Capital shares outstanding	7,611
Net asset value per share	$48.30
Maximum offering price per share (Net asset value divided by 95.25%)	$50.71

C-Class:
Net assets	$121,588
Capital shares outstanding	2,933
Net asset value per share	$41.46

H-Class:
Net assets	$123,594
Capital shares outstanding	2,630
Net asset value per share	$47.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $951)	$86,488
Interest	9
Income from securities lending, net	83
Total investment income	86,580

Expenses:
Management fees	30,903
Distribution and service fees:
A-Class	1,186
C-Class	1,362
H-Class	543
Transfer agent and administrative fees	10,043
Portfolio accounting fees	3,636
Professional fees	796
Custodian fees	652
Trustees’ fees*	363
Line of credit fees	11
Miscellaneous	3,166
Total expenses	52,661
Net investment income	33,919

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(261,486)
Net realized loss	(261,486)
Net change in unrealized appreciation (depreciation) on:
Investments	(123,214)
Net change in unrealized appreciation (depreciation)	(123,214)
Net realized and unrealized loss	(384,700)
Net decrease in net assets resulting from operations	$(350,781)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,919	$51,834
Net realized gain (loss) on investments	(261,486)	452,744
Net change in unrealized appreciation (depreciation) on investments	(123,214)	577,545
Net increase (decrease) in net assets resulting from operations	(350,781)	1,082,123

Distributions to shareholders:
Investor Class	(18,236)	(33,285)
A-Class	(2,203)	(11,456)
C-Class	(508)	(5,894)
H-Class	(777)	(2,961)
Total distributions to shareholders	(21,724)	(53,596)

Capital share transactions:
Proceeds from sale of shares
Investor Class	18,735,820	11,143,082
A-Class	252,897	215,071
C-Class	817,878	1,114,484
H-Class	546,575	179,033
Distributions reinvested
Investor Class	18,195	32,851
A-Class	2,164	9,865
C-Class	502	5,868
H-Class	777	2,961
Cost of shares redeemed
Investor Class	(19,179,624)	(13,224,675)
A-Class	(324,472)	(325,159)
C-Class	(883,979)	(1,087,947)
H-Class	(677,054)	(71,584)
Net decrease from capital share transactions	(690,321)	(2,006,150)
Net decrease in net assets	(1,062,826)	(977,623)

Net assets:
Beginning of year	2,672,719	3,650,342
End of year	$1,609,893	$2,672,719

Capital share activity:
Shares sold
Investor Class	330,065	222,275
A-Class	4,983	4,543
C-Class	18,056	28,170
H-Class	11,043	3,760
Shares issued from reinvestment of distributions
Investor Class	329	622
A-Class	43	205
C-Class	12	141
H-Class	16	63
Shares redeemed
Investor Class	(343,349)	(260,351)
A-Class	(6,599)	(6,878)
C-Class	(19,404)	(27,407)
H-Class	(13,372)	(1,601)
Net decrease in shares	(18,177)	(36,458)

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$56.03	$43.19	$50.17	$47.66	$47.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.66	.69	.46	.43
Net gain (loss) on investments (realized and unrealized)	(3.00)	13.33	(5.91)	2.17 [c]	1.17
Total from investment operations	(2.42)	13.99	(5.22)	2.63	1.60
Less distributions from:
Net investment income	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	(.10)	—
Total distributions	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$53.37	$56.03	$43.19	$50.17	$47.66

Total Return	(4.36%)	32.55%	(10.74%)	5.52%	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$997	$1,773	$2,984	$2,989	$1,309
Ratios to average net assets:
Net investment income (loss)	1.02%	1.33%	1.38%	0.94%	0.89%
Total expenses	1.36%	1.46%	1.48%	1.47%	1.38%
Portfolio turnover rate	551%	344%	561%	2,115%	1,455%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.87	$39.40	$46.03	$43.84	$44.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.41	.31	.43	.20
Net gain (loss) on investments (realized and unrealized)	(2.70)	12.21	(5.18)	1.88 [c]	1.14
Total from investment operations	(2.33)	12.62	(4.87)	2.31	1.34
Less distributions from:
Net investment income	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	(.10)	—
Total distributions	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$48.30	$50.87	$39.40	$46.03	$43.84

Total Return[b]	(4.59%)	32.20%	(10.95%)	5.27%	3.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$368	$467	$446	$508	$448
Ratios to average net assets:
Net investment income (loss)	0.71%	0.90%	0.69%	0.96%	0.45%
Total expenses	1.61%	1.70%	1.73%	1.71%	1.63%
Portfolio turnover rate	551%	344%	561%	2,115%	1,455%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$44.03	$34.47	$40.81	$39.17	$40.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.01	.04	.06	(.09)
Net gain (loss) on investments (realized and unrealized)	(2.32)	10.70	(4.62)	1.70 [c]	1.01
Total from investment operations	(2.33)	10.71	(4.58)	1.76	.92
Less distributions from:
Net investment income	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	(.10)	—
Total distributions	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$41.46	$44.03	$34.47	$40.81	$39.17

Total Return[b]	(5.30%)	31.22%	(11.62%)	4.49%	2.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122	$188	$116	$251	$368
Ratios to average net assets:
Net investment income (loss)	0.02%	0.03%	0.10%	0.15%	(0.22%)
Total expenses	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	551%	344%	561%	2,115%	1,455%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$49.50	$38.36	$44.88	$42.66	$43.21
Income (loss) from investment operations:
Net investment income (loss)[a]	0.44	.28	.44	1.16	(.06)
Net gain (loss) on investments (realized and unrealized)	(2.70)	12.01	(5.20)	1.18 [c]	1.40
Total from investment operations	(2.26)	12.29	(4.76)	2.34	1.34
Less distributions from:
Net investment income	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	(.10)	—
Total distributions	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$47.00	$49.50	$38.36	$44.88	$42.66

Total Return	(4.60%)	32.24%	(10.98%)	5.51%	3.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124	$245	$104	$334	$140
Ratios to average net assets:
Net investment income (loss)	0.86%	0.61%	0.99%	2.73%	(0.14%)
Total expenses	1.61%	1.68%	1.73%	1.74%	1.63%
Portfolio turnover rate	551%	344%	561%	2,115%	1,455%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 31, 2022, Transportation Fund Investor Class returned -0.71%, compared with 6.14% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 15.65%.

Railroads, marine, and auto manufacturers contributed the most to return for the period. The only industry to detract from return was auto parts & equipment.

Tesla, Inc., Avis Budget Group, Inc., and United Parcel Service, Inc. - Class B contributed the most to the Fund’s return for the period. Uber Technologies, Inc., NIO, Inc. ADR, and QuantumScape Corp. - Class A detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	14.3%
United Parcel Service, Inc. — Class B	5.2%
Union Pacific Corp.	4.5%
CSX Corp.	3.5%
Norfolk Southern Corp.	3.2%
Uber Technologies, Inc.	3.2%
General Motors Co.	3.0%
FedEx Corp.	3.0%
Lucid Group, Inc.	2.5%
Old Dominion Freight Line, Inc.	2.1%
Top Ten Total	44.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(0.71%)	12.83%	13.85%
A-Class Shares	(0.95%)	12.54%	13.57%
A-Class Shares with sales charge‡	(5.65%)	11.45%	13.02%
C-Class Shares	(1.68%)	11.71%	12.72%
C-Class Shares with CDSC§	(2.53%)	11.71%	12.72%
H-Class Shares**	(0.94%)	12.53%	13.47%
S&P 500 Industrials Index	6.14%	11.27%	12.71%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.5%

TRANSPORTATION - 38.8%
United Parcel Service, Inc. — Class B	4,888	$1,048,280
Union Pacific Corp.	3,320	907,057
CSX Corp.	19,185	718,478
Norfolk Southern Corp.	2,308	658,288
FedEx Corp.	2,636	609,944
Old Dominion Freight Line, Inc.	1,449	432,787
J.B. Hunt Transport Services, Inc.	1,648	330,902
Expeditors International of Washington, Inc.	3,119	321,756
CH Robinson Worldwide, Inc.	2,748	295,987
Canadian Pacific Railway Ltd.	3,380	278,985
Canadian National Railway Co.	1,799	241,318
XPO Logistics, Inc.*	2,982	217,090
Knight-Swift Transportation Holdings, Inc.	4,142	209,005
ZTO Express Cayman, Inc. ADR	8,341	208,525
ZIM Integrated Shipping Services Ltd.	2,504	182,066
Landstar System, Inc.	1,185	178,734
Saia, Inc.*	732	178,476
Matson, Inc.	1,469	177,191
Kirby Corp.*	2,342	169,069
Ryder System, Inc.	1,969	156,201
Atlas Air Worldwide Holdings, Inc.*	1,471	127,050
Werner Enterprises, Inc.	2,980	122,180
ArcBest Corp.	1,262	101,591
Total Transportation		7,870,960

AUTO MAUFACTURERS - 26.3%
Tesla, Inc.*	2,697	2,906,287
General Motors Co.*	14,041	614,153
Lucid Group, Inc.*,1	20,083	510,108
NIO, Inc. ADR*	13,272	279,376
Li Auto, Inc. ADR*	9,075	234,226
Ferrari N.V.	1,014	221,143
Toyota Motor Corp. ADR[1]	1,170	210,893
Stellantis N.V.	12,247	199,259
Fisker, Inc.*,1	12,135	156,541
Total Auto Manufacturers		5,331,986

AUTO PARTS & EQUIPMENT - 11.3%
Aptiv plc*	2,527	302,507
BorgWarner, Inc.	6,105	237,485
Magna International, Inc.	3,509	225,664
Lear Corp.	1,527	217,735
Gentex Corp.	6,978	203,548
Autoliv, Inc.	2,625	200,655
Luminar Technologies, Inc.*,1	12,090	188,967
Fox Factory Holding Corp.*	1,578	154,565
Adient plc*	3,779	154,070
Goodyear Tire & Rubber Co.*	10,755	153,689
Visteon Corp.*	1,191	129,974
Dana, Inc.	6,841	120,196
Total Auto Parts & Equipment		2,289,055

AIRLINES - 11.1%
Southwest Airlines Co.*	9,110	417,238
Delta Air Lines, Inc.*	10,065	398,272
United Airlines Holdings, Inc.*	6,720	311,539
American Airlines Group, Inc.*	15,189	277,199
Alaska Air Group, Inc.*	3,673	213,071
Copa Holdings S.A. — Class A*	2,545	212,864
JetBlue Airways Corp.*	11,299	168,920
Allegiant Travel Co. — Class A*	824	133,809
Spirit Airlines, Inc.*	5,335	116,677
Total Airlines		2,249,589

COMMERCIAL SERVICES - 4.7%
AMERCO	439	262,056
Avis Budget Group, Inc.*	986	259,614
Hertz Global Holdings, Inc.*	10,299	228,123
GXO Logistics, Inc.*	2,988	213,164
Total Commercial Services		962,957

INTERNET - 4.6%
Uber Technologies, Inc.*	18,418	657,154
Lyft, Inc. — Class A*	7,337	281,741
Total Internet		938,895

HOME BUILDERS - 1.8%
Thor Industries, Inc.	2,015	158,581
LCI Industries	1,129	117,201
Winnebago Industries, Inc.	1,845	99,685
Total Home Builders		375,467

LEISURE TIME - 0.9%
Harley-Davidson, Inc.	4,828	190,223

Total Common Stocks
(Cost $11,215,296)		20,209,132

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$31,973	31,973
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	12,315	12,315
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	3,202	3,202
Total Repurchase Agreements
(Cost $47,490)		47,490

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	882,934	$882,934
Total Securities Lending Collateral
(Cost $882,934)		882,934

Total Investments - 104.0%
(Cost $12,145,720)		$21,139,556
Other Assets & Liabilities, net - (4.1)%		(830,120)
Total Net Assets - 100.0%		$20,309,436

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,209,132	$—	$—	$20,209,132
Repurchase Agreements	—	47,490	—	47,490
Securities Lending Collateral	882,934	—	—	882,934
Total Assets	$21,092,066	$47,490	$—	$21,139,556

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $840,579 of securities loaned (cost $12,098,230)	$21,092,066
Repurchase agreements, at value (cost $47,490)	47,490
Cash	987
Receivables:
Securities sold	1,176,042
Dividends	37,137
Securities lending income	2,275
Fund shares sold	1,411
Foreign tax reclaims	117
Total assets	22,357,525

Liabilities:
Payable for:
Fund shares redeemed	1,113,852
Return of securities lending collateral	882,934
Management fees	14,448
Transfer agent and administrative fees	4,572
Distribution and service fees	3,087
Portfolio accounting fees	1,700
Trustees’ fees*	403
Miscellaneous	27,093
Total liabilities	2,048,089
Commitments and contingent liabilities (Note 9)	—
Net assets	$20,309,436

Net assets consist of:
Paid in capital	$12,021,422
Total distributable earnings (loss)	8,288,014
Net assets	$20,309,436

Investor Class:
Net assets	$10,813,600
Capital shares outstanding	144,755
Net asset value per share	$74.70

A-Class:
Net assets	$7,123,264
Capital shares outstanding	107,384
Net asset value per share	$66.33
Maximum offering price per share (Net asset value divided by 95.25%)	$69.64

C-Class:
Net assets	$1,772,309
Capital shares outstanding	30,985
Net asset value per share	$57.20

H-Class:
Net assets	$600,263
Capital shares outstanding	9,399
Net asset value per share	$63.86

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $16,032)	$496,044
Interest	82
Income from securities lending, net	31,935
Total investment income	528,061

Expenses:
Management fees	311,337
Distribution and service fees:
A-Class	18,344
C-Class	19,974
H-Class	2,399
Transfer agent and administrative fees	104,103
Portfolio accounting fees	36,628
Professional fees	22,898
Trustees’ fees*	8,136
Custodian fees	5,318
Line of credit fees	15
Miscellaneous	7,946
Total expenses	537,098
Net investment loss	(9,037)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,704,185
Net realized gain	12,704,185
Net change in unrealized appreciation (depreciation) on:
Investments	(13,331,695)
Net change in unrealized appreciation (depreciation)	(13,331,695)
Net realized and unrealized loss	(627,510)
Net decrease in net assets resulting from operations	$(636,547)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,037)	$(141,047)
Net realized gain on investments	12,704,185	2,044,541
Net change in unrealized appreciation (depreciation) on investments	(13,331,695)	22,930,104
Net increase (decrease) in net assets resulting from operations	(636,547)	24,833,598

Distributions to shareholders:
Investor Class	(2,599,261)	—
A-Class	(941,795)	—
C-Class	(291,957)	—
H-Class	(113,602)	—
Total distributions to shareholders	(3,946,615)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	65,922,298	122,795,894
A-Class	4,644,701	6,706,823
C-Class	873,754	1,739,055
H-Class	3,301,957	3,126,338
Distributions reinvested
Investor Class	2,571,516	—
A-Class	925,836	—
C-Class	285,407	—
H-Class	111,276	—
Cost of shares redeemed
Investor Class	(120,031,069)	(80,971,211)
A-Class	(5,145,587)	(3,846,052)
C-Class	(994,687)	(1,281,133)
H-Class	(3,762,803)	(2,910,829)
Net increase (decrease) from capital share transactions	(51,297,401)	45,358,885
Net increase (decrease) in net assets	(55,880,563)	70,192,483

Net assets:
Beginning of year	76,189,999	5,997,516
End of year	$20,309,436	$76,189,999

Capital share activity:
Shares sold
Investor Class	775,527	1,966,468
A-Class	61,397	113,534
C-Class	13,034	36,253
H-Class	43,975	59,463
Shares issued from reinvestment of distributions
Investor Class	31,921	—
A-Class	12,932	—
C-Class	4,613	—
H-Class	1,615	—
Shares redeemed
Investor Class	(1,437,306)	(1,279,662)
A-Class	(69,348)	(63,091)
C-Class	(15,704)	(28,171)
H-Class	(52,096)	(53,494)
Net increase (decrease) in shares	(629,440)	751,300

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$84.28	$37.39	$50.08	$59.10	$53.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.20)	.30	.09	(.04)
Net gain (loss) on investments (realized and unrealized)	.07	47.09	(11.07)	(4.02)	6.85
Total from investment operations	.11	46.89	(10.77)	(3.93)	6.81
Less distributions from:
Net investment income	—	—	(.15)	—	—
Net realized gains	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$74.70	$84.28	$37.39	$50.08	$59.10

Total Return	(0.71%)	125.41%	(22.59%)	(6.33%)	12.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,814	$65,281	$3,283	$7,994	$16,603
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.29%)	0.58%	0.16%	(0.07%)
Total expenses	1.35%	1.41%	1.48%	1.46%	1.37%
Portfolio turnover rate	162%	205%	483%	476%	483%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$76.03	$33.82	$45.58	$54.43	$49.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.34)	.17	(.01)	(.07)
Net gain (loss) on investments (realized and unrealized)	.03	42.55	(10.01)	(3.75)	6.23
Total from investment operations	(.01)	42.21	(9.84)	(3.76)	6.16
Less distributions from:
Net investment income	—	—	(.15)	—	—
Net realized gains	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$66.33	$76.03	$33.82	$45.58	$54.43

Total Return[b]	(0.95%)	124.81%	(22.78%)	(6.57%)	12.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,123	$7,785	$1,757	$3,166	$5,760
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.59%)	0.37%	(0.03%)	(0.12%)
Total expenses	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	162%	205%	483%	476%	483%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$67.28	$30.15	$41.14	$50.04	$45.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.52)	(.67)	(.18)	(.41)	(.43)
Net gain (loss) on investments (realized and unrealized)	.13	37.80	(8.89)	(3.40)	5.77
Total from investment operations	(.39)	37.13	(9.07)	(3.81)	5.34
Less distributions from:
Net investment income	—	—	(.15)	—	—
Net realized gains	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$57.20	$67.28	$30.15	$41.14	$50.04

Total Return[b]	(1.68%)	123.15%	(23.37%)	(7.27%)	11.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,772	$1,954	$632	$1,477	$2,560
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(1.33%)	(0.43%)	(0.87%)	(0.87%)
Total expenses	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	162%	205%	483%	476%	483%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$73.53	$32.70	$44.14	$52.90	$48.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.32)	(.02)	(.02)	(.13)
Net gain (loss) on investments (realized and unrealized)	.27	41.15	(9.50)	(3.65)	6.11
Total from investment operations	.02	40.83	(9.52)	(3.67)	5.98
Less distributions from:
Net investment income	—	—	(.15)	—	—
Net realized gains	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$63.86	$73.53	$32.70	$44.14	$52.90

Total Return	(0.94%)	124.86%	(22.78%)	(6.61%)	12.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$600	$1,169	$325	$455	$1,929
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.56%)	(0.03%)	(0.04%)	(0.24%)
Total expenses	1.61%	1.68%	1.72%	1.69%	1.63%
Portfolio turnover rate	162%	205%	483%	476%	483%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 31, 2022, Utilities Fund Investor Class returned 16.53%, compared with 19.93% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 15.65%.

Electric utilities, multi-utilities, and gas utilities contributed the most to return for the period. Renewable electricity was the only industry to detract from return.

Exelon Corp., NextEra Energy, Inc., AES Corp., and Sempra Energy contributed the most to the Fund’s return for the period. Sunnova Energy International, Inc., MDU Resources Group, Inc., and NorthWestern Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	5.9%
Duke Energy Corp.	4.3%
Southern Co.	4.1%
Dominion Energy, Inc.	3.9%
Sempra Energy	3.4%
American Electric Power Company, Inc.	3.3%
Exelon Corp.	3.2%
Xcel Energy, Inc.	2.9%
Public Service Enterprise Group, Inc.	2.7%
Consolidated Edison, Inc.	2.7%
Top Ten Total	36.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	16.53%	8.47%	9.55%
A-Class Shares	16.24%	8.20%	9.27%
A-Class Shares with sales charge‡	10.72%	7.15%	8.74%
C-Class Shares	15.37%	7.39%	8.46%
C-Class Shares with CDSC§	14.37%	7.39%	8.46%
H-Class Shares**	16.23%	8.19%	9.18%
S&P 500 Utilities Index	19.93%	11.42%	11.76%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on Investor Class shares and A-Class shares only; performance of C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

ELECTRIC - 83.9%
NextEra Energy, Inc.	43,427	$3,678,701
Duke Energy Corp.	24,141	2,695,584
Southern Co.	35,163	2,549,669
Dominion Energy, Inc.	28,344	2,408,390
Sempra Energy	12,798	2,151,600
American Electric Power Company, Inc.	20,684	2,063,643
Exelon Corp.	42,587	2,028,419
Xcel Energy, Inc.	25,218	1,819,983
Public Service Enterprise Group, Inc.	24,289	1,700,230
Consolidated Edison, Inc.	17,830	1,688,144
WEC Energy Group, Inc.	16,309	1,627,801
Eversource Energy	18,097	1,595,974
Edison International	21,370	1,498,037
FirstEnergy Corp.	32,316	1,482,012
DTE Energy Co.	10,999	1,454,178
Ameren Corp.	15,267	1,431,434
Entergy Corp.	12,147	1,418,162
PG&E Corp.*	113,623	1,356,659
PPL Corp.	46,843	1,337,836
CMS Energy Corp.	18,760	1,312,074
CenterPoint Energy, Inc.	41,716	1,278,178
Constellation Energy Corp.	22,436	1,262,025
AES Corp.	48,151	1,238,925
Avangrid, Inc.	26,248	1,226,832
Evergy, Inc.	16,759	1,145,310
Alliant Energy Corp.	18,185	1,136,199
Vistra Corp.	39,585	920,351
Pinnacle West Capital Corp.	11,011	859,959
NRG Energy, Inc.	22,122	848,600
OGE Energy Corp.	20,287	827,304
IDACORP, Inc.	6,038	696,544
Black Hills Corp.	8,548	658,367
Portland General Electric Co.	11,484	633,343
Ormat Technologies, Inc.	7,554	618,144
Hawaiian Electric Industries, Inc.	14,450	611,379
PNM Resources, Inc.	12,254	584,148
Avista Corp.	11,324	511,279
Total Electric		52,355,417

GAS - 10.7%
Atmos Energy Corp.	9,708	1,160,009
NiSource, Inc.	32,653	1,038,365
UGI Corp.	21,512	779,165
National Fuel Gas Co.	10,348	710,907
ONE Gas, Inc.	7,234	638,328
New Jersey Resources Corp.	13,242	607,278
Southwest Gas Holdings, Inc.	7,731	605,260
South Jersey Industries, Inc.	16,392	566,344
Spire, Inc.	7,885	565,828
Total Gas		6,671,484

WATER - 4.2%
American Water Works Company, Inc.	9,631	1,594,219
Essential Utilities, Inc.	20,701	1,058,442
Total Water		2,652,661

ENERGY-ALTERNATE SOURCES - 0.7%
Sunnova Energy International, Inc.*	19,026	438,740

Total Common Stocks
(Cost $53,325,044)		62,118,302

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$207,540	207,540
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	79,935	79,935
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	20,783	20,783
Total Repurchase Agreements
(Cost $308,258)		308,258

Total Investments - 100.0%
(Cost $53,633,302)		$62,426,560
Other Assets & Liabilities, net - 0.0%		1,551
Total Net Assets - 100.0%		$62,428,111

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$62,118,302	$—	$—	$62,118,302
Repurchase Agreements	—	308,258	—	308,258
Total Assets	$62,118,302	$308,258	$—	$62,426,560

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $53,325,044)	$62,118,302
Repurchase agreements, at value (cost $308,258)	308,258
Receivables:
Securities sold	2,835,363
Dividends	109,849
Fund shares sold	45,408
Securities lending income	37
Total assets	65,417,217

Liabilities:
Payable for:
Fund shares redeemed	2,894,345
Management fees	42,878
Transfer agent and administrative fees	13,570
Portfolio accounting fees	5,044
Distribution and service fees	2,833
Trustees’ fees*	440
Miscellaneous	29,996
Total liabilities	2,989,106
Commitments and contingent liabilities (Note 9)	—
Net assets	$62,428,111

Net assets consist of:
Paid in capital	$56,872,477
Total distributable earnings (loss)	5,555,634
Net assets	$62,428,111

Investor Class:
Net assets	$52,202,094
Capital shares outstanding	960,233
Net asset value per share	$54.36

A-Class:
Net assets	$6,521,682
Capital shares outstanding	132,182
Net asset value per share	$49.34
Maximum offering price per share (Net asset value divided by 95.25%)	$51.80

C-Class:
Net assets	$1,556,099
Capital shares outstanding	39,027
Net asset value per share	$39.87

H-Class:
Net assets	$2,148,236
Capital shares outstanding	45,339
Net asset value per share	$47.38

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$1,067,196
Interest	88
Income from securities lending, net	109
Total investment income	1,067,393

Expenses:
Management fees	312,091
Distribution and service fees:
A-Class	15,011
C-Class	20,260
H-Class	2,565
Transfer agent and administrative fees	101,883
Portfolio accounting fees	36,716
Professional fees	11,215
Custodian fees	4,794
Trustees’ fees*	4,277
Line of credit fees	95
Miscellaneous	29,188
Total expenses	538,095
Net investment income	529,298

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,270,350
Net realized gain	2,270,350
Net change in unrealized appreciation (depreciation) on:
Investments	2,887,244
Net change in unrealized appreciation (depreciation)	2,887,244
Net realized and unrealized gain	5,157,594
Net increase in net assets resulting from operations	$5,686,892

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$529,298	$570,750
Net realized gain on investments	2,270,350	189,416
Net change in unrealized appreciation (depreciation) on investments	2,887,244	5,182,811
Net increase in net assets resulting from operations	5,686,892	5,942,977

Distributions to shareholders:
Investor Class	(294,760)	(523,813)
A-Class	(191,801)	(93,655)
C-Class	(62,632)	(122,577)
H-Class	(21,557)	(17,476)
Total distributions to shareholders	(570,750)	(757,521)

Capital share transactions:
Proceeds from sale of shares
Investor Class	101,172,481	70,298,851
A-Class	2,017,009	2,254,597
C-Class	856,521	1,628,826
H-Class	4,062,430	662,559
Distributions reinvested
Investor Class	291,544	520,135
A-Class	188,057	90,597
C-Class	61,761	119,470
H-Class	21,557	17,423
Cost of shares redeemed
Investor Class	(74,433,668)	(87,712,328)
A-Class	(1,831,147)	(1,773,796)
C-Class	(2,199,328)	(4,696,303)
H-Class	(2,758,591)	(2,549,969)
Net increase (decrease) from capital share transactions	27,448,626	(21,139,938)
Net increase (decrease) in net assets	32,564,768	(15,954,482)

Net assets:
Beginning of year	29,863,343	45,817,825
End of year	$62,428,111	$29,863,343

Capital share activity:
Shares sold
Investor Class	2,008,545	1,543,484
A-Class	44,679	53,928
C-Class	23,248	47,899
H-Class	91,371	16,939
Shares issued from reinvestment of distributions
Investor Class	5,866	11,394
A-Class	4,166	2,174
C-Class	1,689	3,488
H-Class	497	435
Shares redeemed
Investor Class	(1,494,438)	(1,929,734)
A-Class	(40,151)	(42,912)
C-Class	(59,744)	(137,703)
H-Class	(63,644)	(66,113)
Net increase (decrease) in shares	522,084	(496,721)

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.92	$41.80	$46.23	$39.03	$39.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	.76	.74	.77	.68
Net gain (loss) on investments (realized and unrealized)	7.02	6.37	(4.72)	6.43	.06
Total from investment operations	7.79	7.13	(3.98)	7.20	.74
Less distributions from:
Net investment income	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	(.52)
Total distributions	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$54.36	$47.92	$41.80	$46.23	$39.03

Total Return	16.53%	17.17%	(8.74%)	18.45%	1.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,202	$21,099	$34,073	$105,443	$9,006
Ratios to average net assets:
Net investment income (loss)	1.55%	1.68%	1.53%	1.80%	1.67%
Total expenses	1.36%	1.45%	1.48%	1.48%	1.38%
Portfolio turnover rate	175%	156%	169%	390%	452%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$43.72	$38.30	$42.50	$35.97	$36.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.57	.57	.47	.54
Net gain (loss) on investments (realized and unrealized)	6.40	5.86	(4.32)	6.06	.05
Total from investment operations	6.97	6.43	(3.75)	6.53	.59
Less distributions from:
Net investment income	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	(.52)
Total distributions	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$49.34	$43.72	$38.30	$42.50	$35.97

Total Return[b]	16.24%	16.91%	(8.96%)	18.15%	1.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,522	$5,399	$4,225	$5,633	$3,482
Ratios to average net assets:
Net investment income (loss)	1.26%	1.39%	1.29%	1.21%	1.43%
Total expenses	1.61%	1.70%	1.73%	1.72%	1.63%
Portfolio turnover rate	175%	156%	169%	390%	452%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$35.84	$31.80	$35.63	$30.39	$31.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.21	.21	.26	.25
Net gain (loss) on investments (realized and unrealized)	5.20	4.84	(3.59)	4.98	.04
Total from investment operations	5.38	5.05	(3.38)	5.24	.29
Less distributions from:
Net investment income	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	(.52)
Total distributions	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$39.87	$35.84	$31.80	$35.63	$30.39

Total Return[b]	15.37%	16.02%	(9.65%)	17.24%	0.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,556	$2,646	$5,093	$6,489	$6,526
Ratios to average net assets:
Net investment income (loss)	0.48%	0.61%	0.57%	0.79%	0.78%
Total expenses	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	175%	156%	169%	390%	452%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$42.04	$36.86	$40.92	$34.64	$35.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.42	.50	.57	.31
Net gain (loss) on investments (realized and unrealized)	6.06	5.77	(4.11)	5.71	.26
Total from investment operations	6.69	6.19	(3.61)	6.28	.57
Less distributions from:
Net investment income	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	(.52)
Total distributions	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$47.38	$42.04	$36.86	$40.92	$34.64

Total Return	16.23%	16.92%	(8.97%)	18.13%	1.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,148	$719	$2,427	$6,033	$810
Ratios to average net assets:
Net investment income (loss)	1.45%	1.08%	1.18%	1.51%	0.85%
Total expenses	1.61%	1.72%	1.73%	1.72%	1.63%
Portfolio turnover rate	175%	156%	169%	390%	452%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At March 31, 2022, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s

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NOTES TO FINANCIAL STATEMENTS (continued)

investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds

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NOTES TO FINANCIAL STATEMENTS (continued)

from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service

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NOTES TO FINANCIAL STATEMENTS (continued)

Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $136,076 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$173,043	$—	$173,043
Basic Materials Fund	993,080	—	993,080
Biotechnology Fund	20,768,447	10,318,863	31,087,310
Consumer Products Fund	2,026,650	10,618,173	12,644,823
Electronics Fund	2,818,384	158,561	2,976,945
Energy Fund	306,823	—	306,823
Energy Services Fund	31,147	—	31,147
Financial Services Fund	440,761	—	440,761
Health Care Fund	2,349,865	—	2,349,865
Internet Fund	5,759,963	—	5,759,963
Leisure Fund	1,045,171	—	1,045,171
Precious Metals Fund	4,119,144	—	4,119,144
Real Estate Fund	30,821	—	30,821
Retailing Fund	2,322,069	—	2,322,069
Technology Fund	6,840,735	—	6,840,735
Telecommunications Fund	21,724	—	21,724
Transportation Fund	3,946,615	—	3,946,615
Utilities Fund	570,750	—	570,750

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$273,567	$—	$273,567
Basic Materials Fund	836,677	424,181	1,260,858
Biotechnology Fund	530,216	13,301,693	13,831,909
Consumer Products Fund	2,597,990	6,624,818	9,222,808
Electronics Fund	—	946,545	946,545
Energy Fund	292,058	—	292,058
Energy Services Fund	84,822	—	84,822
Financial Services Fund	—	—	—
Health Care Fund	3,450,206	—	3,450,206
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	1,480,043	—	1,480,043
Real Estate Fund	261,411	—	261,411
Retailing Fund	—	—	—
Technology Fund	—	1,060,519	1,060,519
Telecommunications Fund	53,596	—	53,596
Transportation Fund	—	—	—
Utilities Fund	757,521	—	757,521

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$300,682	$—	$1,098,091	$(9,370,509)	$—	$(7,971,736)
Basic Materials Fund	643,252	—	19,315,897	(2,198,134)	(130,382)	17,630,633
Biotechnology Fund	—	1,800,501	59,126,987	(169,814)	—	60,757,674
Consumer Products Fund	1,075,410	2,827,956	39,293,951	—	—	43,197,317
Electronics Fund	—	—	16,710,400	—	—	16,710,400
Energy Fund	1,218,217	—	13,889,814	(15,266,343)	—	(158,312)
Energy Services Fund	—	—	1,121,008	(29,399,630)	—	(28,278,622)
Financial Services Fund	1,815,093	—	4,020,581	—	—	5,835,674
Health Care Fund	—	—	9,432,966	—	—	9,432,966
Internet Fund	—	—	2,468,942	(66,714)	—	2,402,228
Leisure Fund	—	—	2,527,594	—	—	2,527,594
Precious Metals Fund	3,735,884	—	15,387,498	(36,512,493)	(276,532)	(17,665,643)
Real Estate Fund	91,618	—	(1,004,851)	(4,593,844)	—	(5,507,077)
Retailing Fund	—	—	1,517,618	(20,403)	—	1,497,215
Technology Fund	—	1,435,074	22,527,957	(214,210)	—	23,748,821
Telecommunications Fund	17,443	—	(104,809)	(2,010,818)	—	(2,098,184)
Transportation Fund	1,112,898	—	7,175,116	—	—	8,288,014
Utilities Fund	506,813	—	5,048,821	—	—	5,555,634

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NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total
			Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Banking Fund	$(8,161,786)	$(1,208,723)	$(9,370,509)
Basic Materials Fund	(2,198,134)	—	(2,198,134)
Energy Fund	—	(15,266,343)	(15,266,343)
Energy Services Fund	(16,236,945)	(13,100,859)	(29,337,804)
Precious Metals Fund	(3,801,646)	(32,710,847)	(36,512,493)
Real Estate Fund	(2,191,473)	(2,402,371)	(4,593,844)
Telecommunications Fund	(1,541,230)	(469,588)	(2,010,818)

For the year ended March 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Banking Fund	$924,191
Energy Fund	6,626,209
Energy Services Fund	1,878,140
Real Estate Fund	1,731,716
Utilities Fund	1,020,244

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, certain corporate actions, return of capital distributions, and foreign capital gains taxes. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Biotechnology Fund	$9,779,058	$(9,779,058)
Consumer Products Fund	5,770,520	(5,770,520)
Electronics Fund	2,355,864	(2,355,864)
Energy Services Fund	(42,702)	42,702
Financial Services Fund	3,372,516	(3,372,516)
Health Care Fund	1,689,130	(1,689,130)
Internet Fund	4,870,335	(4,870,335)
Leisure Fund	1,677,616	(1,677,616)
Retailing Fund	2,563,726	(2,563,726)
Technology Fund	4,304,458	(4,304,458)
Transportation Fund	8,181,178	(8,181,178)
Utilities Fund	1,090,600	(1,090,600)

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Banking Fund	$12,342,461	$1,153,961	$(55,870)	$1,098,091
Basic Materials Fund	55,826,016	19,442,138	(126,241)	19,315,897
Biotechnology Fund	97,219,621	71,804,256	(12,677,269)	59,126,987
Consumer Products Fund	47,648,544	39,567,774	(273,823)	39,293,951
Electronics Fund	57,323,385	16,917,997	(207,597)	16,710,400
Energy Fund	52,297,643	13,895,319	(5,505)	13,889,814
Energy Services Fund	21,186,194	1,200,804	(79,796)	1,121,008
Financial Services Fund	45,564,263	4,114,475	(93,894)	4,020,581
Health Care Fund	34,952,030	9,997,231	(564,265)	9,432,966
Internet Fund	12,396,166	3,657,208	(1,188,266)	2,468,942
Leisure Fund	10,531,986	2,630,517	(102,923)	2,527,594
Precious Metals Fund	71,091,964	16,019,946	(632,448)	15,387,498
Real Estate Fund	38,868,445	271,616	(1,276,467)	(1,004,851)
Retailing Fund	9,495,156	1,861,735	(344,117)	1,517,618
Technology Fund	24,112,298	23,384,751	(856,794)	22,527,957
Telecommunications Fund	1,785,667	—	(104,809)	(104,809)
Transportation Fund	13,964,440	7,303,095	(127,979)	7,175,116
Utilities Fund	57,377,739	5,131,376	(82,555)	5,048,821

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Fund	Ordinary	Capital
Biotechnology Fund	$(169,814)	$—
Energy Services Fund	(61,826)	—
Internet Fund	(66,714)	—
Retailing Fund	(20,403)	—
Technology Fund	(214,210)	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical assets or liabilities.

Level 2	— significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$159,648,127	$164,757,502
Basic Materials Fund	123,893,921	102,852,755
Biotechnology Fund	119,758,476	146,078,837
Consumer Products Fund	58,672,235	83,634,848
Electronics Fund	179,304,307	172,336,080
Energy Fund	248,325,454	230,271,307
Energy Services Fund	78,758,419	70,637,820
Financial Services Fund	173,243,529	166,984,405
Health Care Fund	115,344,598	106,387,908
Internet Fund	37,609,055	51,094,277
Leisure Fund	40,449,130	76,738,389
Precious Metals Fund	117,789,277	152,893,412
Real Estate Fund	96,129,293	70,470,883
Retailing Fund	47,588,271	62,085,509
Technology Fund	138,260,969	144,542,454
Telecommunications Fund	18,042,612	18,695,746
Transportation Fund	60,194,662	115,060,153
Utilities Fund	91,612,250	64,242,720

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$15,937,657	$17,155,113	$828,097
Basic Materials Fund	14,763,241	4,473,474	(184,246)
Biotechnology Fund	2,972,465	9,689,396	711,491
Consumer Products Fund	6,067,294	9,948,310	2,539,190
Electronics Fund	16,985,372	21,684,133	678,611
Energy Fund	25,714,750	12,953,893	523,834
Energy Services Fund	5,312,007	5,615,834	205,121
Financial Services Fund	24,454,589	25,937,552	883,978
Health Care Fund	9,691,174	7,472,510	74,861
Internet Fund	5,394,079	6,728,163	591,310
Leisure Fund	2,430,142	15,999,323	904,659
Precious Metals Fund	6,229,189	7,290,434	251,712
Real Estate Fund	14,527,814	5,290,445	132,259
Retailing Fund	6,570,969	11,352,352	896,167
Technology Fund	15,234,441	21,228,665	684,512
Telecommunications Fund	2,538,252	2,568,831	(40,029)
Transportation Fund	5,202,363	15,333,901	2,131,510
Utilities Fund	5,197,802	4,724,478	77,589

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.28%			2.38%
Due 04/01/22	$151,286,307	$151,287,484	05/15/51	$155,999,600	$154,312,098

BofA Securities, Inc.			U.S. Treasury Note
0.25%			1.25%
Due 04/01/22	58,268,731	58,269,135	04/30/28	63,485,700	59,434,112

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	15,149,870	15,149,971	01/15/30	14,626,728	15,452,970

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$237,299	$(237,299)	$—	$245,364	$—	$245,364
Basic Materials Fund	1,783,072	(1,783,072)	—	1,843,680	—	1,843,680
Biotechnology Fund	1,404,778	(1,404,778)	—	1,479,660	—	1,479,660
Consumer Products Fund	649,893	(649,893)	—	678,095	—	678,095
Electronics Fund	371,754	(371,754)	—	372,101	—	372,101
Energy Fund	272,388	(272,388)	—	272,642	—	272,642
Financial Services Fund	167,501	(167,501)	—	177,610	—	177,610
Health Care Fund	236,943	(236,943)	—	245,935	—	245,935
Internet Fund	127,257	(127,257)	—	139,414	—	139,414
Leisure Fund	511,315	(511,315)	—	536,101	—	536,101
Precious Metals Fund	5,009,254	(5,009,254)	—	5,142,622	—	5,142,622
Retailing Fund	187,697	(187,697)	—	200,591	—	200,591
Technology Fund	268,227	(268,227)	—	285,710	—	285,710
Telecommunications Fund	33,306	(33,306)	—	34,569	—	34,569
Transportation Fund	840,579	(840,579)	—	882,934	—	882,934

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. The Funds did not have any borrowings outstanding under this agreement at March 31, 2022.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2022, were as follows:

Fund	Average Daily Balance
Banking Fund	$3,649
Basic Materials Fund	8,518
Biotechnology Fund	12,504
Consumer Products Fund	23,849
Electronics Fund	299
Energy Fund	3,866
Energy Services Fund	3,814
Financial Services Fund	973
Health Care Fund	3,047
Internet Fund	3,614
Leisure Fund	6,216
Precious Metals Fund	1,022
Real Estate Fund	8,496
Retailing Fund	1,545
Technology Fund	10,315
Telecommunications Fund	841
Transportation Fund	1,186
Utilities Fund	7,512

Note 9 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 10 – COVID-19 and Other Market Risks.

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 169

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

170 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

Precious Metals Fund intends to designate $192,735 of foreign tax withholding on foreign source income of $1,847,969.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.00%	0.00%
Basic Materials Fund	36.45%	17.83%	0.01%	100.00%
Biotechnology Fund	7.72%	6.27%	0.00%	100.00%
Consumer Products Fund	100.00%	93.43%	0.00%	100.00%
Electronics Fund	18.50%	11.06%	0.00%	100.00%
Energy Fund	100.00%	100.00%	0.00%	0.00%
Energy Services Fund	100.00%	100.00%	0.00%	0.00%
Financial Services Fund	39.33%	36.41%	0.00%	100.00%
Health Care Fund	4.73%	3.43%	0.00%	100.00%
Internet Fund	0.93%	0.67%	0.00%	100.00%
Leisure Fund	13.16%	12.26%	0.00%	100.00%
Precious Metals Fund	26.84%	12.86%	0.00%	0.00%
Real Estate Fund	30.72%	0.00%	0.01%	0.00%
Retailing Fund	4.93%	3.80%	0.00%	100.00%
Technology Fund	6.73%	5.83%	0.00%	100.00%
Telecommunications Fund	100.00%	100.00%	0.01%	0.00%
Transportation Fund	10.98%	7.07%	0.00%	100.00%
Utilities Fund	100.00%	100.00%	0.00%	0.00%

With respect to the taxable year ended March 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Biotechnology Fund	$10,318,863	$10,718,109
Consumer Products Fund	10,618,173	5,770,520
Electronics Fund	158,561	2,728,883
Financial Services Fund	—	803,134
Health Care Fund	—	725,183
Internet Fund	—	5,227,929
Leisure Fund	—	1,255,670
Retailing Fund	—	2,675,209
Technology Fund	—	4,753,745
Transportation Fund	—	4,555,895
Utilities Fund	—	1,026,690

THE RYDEX FUNDS ANNUAL REPORT | 171

OTHER INFORMATION (Unaudited)(concluded)

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purposes of the Section 199A deduction was 69.25% for Real Estate Fund.

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

172 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE RYDEX FUNDS ANNUAL REPORT | 173

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

174 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

176 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

178 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 179

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

180 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 181

3.31.2022

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-ANN-0322x0323

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	26
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	48
INVERSE NASDAQ-100® STRATEGY FUND	58
MID-CAP 1.5x STRATEGY FUND	67
INVERSE MID-CAP STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	90
RUSSELL 2000® FUND	118
INVERSE RUSSELL 2000® STRATEGY FUND	145
DOW JONES INDUSTRIAL AVERAGE® FUND	154
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	163
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	172
HIGH YIELD STRATEGY FUND	184
INVERSE HIGH YIELD STRATEGY FUND	195
U.S. GOVERNMENT MONEY MARKET FUND	204
NOTES TO FINANCIAL STATEMENTS	210
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	232
OTHER INFORMATION	233
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	235
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	241

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2022

basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.23%	7.03%	$ 1,000.00	$ 1,070.30	$ 6.35
A-Class	1.48%	6.90%	1,000.00	1,069.00	7.63
C-Class	2.23%	6.51%	1,000.00	1,065.10	11.48
H-Class	1.48%	6.88%	1,000.00	1,068.80	7.63
S&P 500® Fund
A-Class	1.56%	5.10%	1,000.00	1,051.00	7.98
C-Class	2.31%	4.72%	1,000.00	1,047.20	11.79
H-Class	1.56%	5.10%	1,000.00	1,051.00	7.98
Inverse S&P 500® Strategy Fund
Investor Class	1.39%	(7.64%)	1,000.00	923.60	6.67
A-Class	1.64%	(7.79%)	1,000.00	922.10	7.86
C-Class	2.39%	(8.11%)	1,000.00	918.90	11.43
H-Class	1.64%	(7.75%)	1,000.00	922.50	7.86
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.33%	(0.40%)	1,000.00	996.00	6.62
C-Class	2.07%	(0.78%)	1,000.00	992.20	10.28
H-Class	1.34%	(0.42%)	1,000.00	995.80	6.67
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.46%	(5.15%)	1,000.00	948.50	7.09
A-Class	1.68%	(5.31%)	1,000.00	946.90	8.15
C-Class	2.44%	(5.67%)	1,000.00	943.30	11.82
H-Class	1.72%	(5.25%)	1,000.00	947.50	8.35
Mid Cap 1.5x Strategy Fund
A-Class	1.65%	2.07%	1,000.00	1,020.70	8.31
C-Class	2.40%	1.69%	1,000.00	1,016.90	12.07
H-Class	1.65%	2.07%	1,000.00	1,020.70	8.31
Inverse Mid-Cap Strategy Fund
A-Class	1.62%	(6.19%)	1,000.00	938.10	7.83
C-Class	2.24%	(6.39%)	1,000.00	936.10	10.81
H-Class	1.63%	(6.16%)	1,000.00	938.40	7.88
Russell 2000® 1.5x Strategy Fund
A-Class	1.68%	(10.24%)	1,000.00	897.60	7.95
C-Class	2.43%	(10.59%)	1,000.00	894.10	11.48
H-Class	1.69%	(10.25%)	1,000.00	897.50	7.99
Russell 2000® Fund
A-Class	1.60%	(6.28%)	1,000.00	937.20	7.73
C-Class	2.36%	(6.67%)	1,000.00	933.30	11.38
H-Class	1.61%	(6.28%)	1,000.00	937.20	7.78
Inverse Russell 2000® Strategy Fund
A-Class	1.67%	1.62%	1,000.00	1,016.20	8.39
C-Class	2.40%	1.26%	1,000.00	1,012.60	12.04
H-Class	1.68%	1.62%	1,000.00	1,016.20	8.44

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.52%	2.35%	$ 1,000.00	$ 1,023.50	$ 7.67
C-Class	2.27%	1.96%	1,000.00	1,019.60	11.43
H-Class	1.52%	2.35%	1,000.00	1,023.50	7.67
Government Long Bond 1.2x Strategy Fund
Investor Class	0.95%	(10.22%)	1,000.00	897.80	4.49
A-Class	1.20%	(10.34%)	1,000.00	896.60	5.67
C-Class	1.94%	(10.69%)	1,000.00	893.10	9.16
H-Class	1.20%	(10.31%)	1,000.00	896.90	5.68
Inverse Government Long Bond Strategy Fund
Investor Class	3.39%	4.97%	1,000.00	1,049.70	17.32
A-Class	3.61%	4.84%	1,000.00	1,048.40	18.44
C-Class	4.39%	4.45%	1,000.00	1,044.50	22.38
H-Class	3.67%	4.84%	1,000.00	1,048.40	18.74
High Yield Strategy Fund
A-Class	1.49%	(6.57%)	1,000.00	934.30	7.19
C-Class	2.24%	(6.92%)	1,000.00	930.80	10.78
H-Class	1.49%	(6.56%)	1,000.00	934.40	7.19
Inverse High Yield Strategy Fund
A-Class	1.49%	4.12%	1,000.00	1,041.20	7.58
C-Class	2.24%	4.37%	1,000.00	1,043.70	11.41
H-Class	1.52%	4.80%	1,000.00	1,048.00	7.76
U.S. Government Money Market Fund	0.18%	0.00%	1,000.00	1,000.00	0.90

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.23%	5.00%	$ 1,000.00	$ 1,018.80	$ 6.19
A-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
C-Class	2.23%	5.00%	1,000.00	1,013.81	11.20
H-Class	1.48%	5.00%	1,000.00	1,017.55	7.44
S&P 500® Fund
A-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
Inverse S&P 500® Strategy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.00	6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.33%	5.00%	1,000.00	1,018.30	6.69
C-Class	2.07%	5.00%	1,000.00	1,014.61	10.40
H-Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.46%	5.00%	1,000.00	1,017.65	7.34
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Mid-Cap 1.5x Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
Inverse Mid-Cap Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Russell 2000® 1.5x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Russell 2000® Fund
A-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
Inverse Russell 2000® Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.52%	5.00%	$ 1,000.00	$ 1,017.35	$ 7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Government Long Bond 1.2x Strategy Fund
Investor Class	0.95%	5.00%	1,000.00	1,020.19	4.78
A-Class	1.20%	5.00%	1,000.00	1,018.95	6.04
C-Class	1.94%	5.00%	1,000.00	1,015.26	9.75
H-Class	1.20%	5.00%	1,000.00	1,018.95	6.04
Inverse Government Long Bond Strategy Fund
Investor Class	3.39%	5.00%	1,000.00	1,008.03	16.97
A-Class	3.61%	5.00%	1,000.00	1,006.93	18.06
C-Class	4.39%	5.00%	1,000.00	1,003.04	21.92
H-Class	3.67%	5.00%	1,000.00	1,006.63	18.36
High Yield Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Inverse High Yield Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
U.S. Government Money Market Fund	0.18%	5.00%	1,000.00	1,024.03	0.91

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.40%, 1.64%, 2.39% and 1.64% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 20.83%, while the S&P 500 Index returned 15.65% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Health Care, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class - A, PayPal Holdings, Inc., and Walt Disney Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.4%
Microsoft Corp.	4.7%
Amazon.com, Inc.	2.9%
Tesla, Inc.	1.8%
Alphabet, Inc. — Class A	1.7%
Guggenheim Strategy Fund II	1.6%
Alphabet, Inc. — Class C	1.6%
NVIDIA Corp.	1.4%
Berkshire Hathaway, Inc. — Class B	1.3%
Top Ten Total	27.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	20.83%	19.95%	18.92%
A-Class Shares	20.54%	19.65%	18.64%
A-Class Shares with sales charge‡	14.81%	18.49%	18.06%
C-Class Shares	19.64%	18.79%	17.75%
C-Class Shares with CDSC§	18.64%	18.79%	17.75%
S&P 500 Index	15.65%	15.99%	14.64%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	20.51%	19.68%	16.47%
S&P 500 Index	15.65%	15.99%	13.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2022
NOVA FUND

	Shares	Value
COMMON STOCKS† - 76.9%

Technology - 18.8%
Apple, Inc.	138,376	$24,161,833
Microsoft Corp.	66,914	20,630,255
NVIDIA Corp.	22,314	6,088,598
Broadcom, Inc.	3,685	2,320,371
Adobe, Inc.*	4,210	1,918,160
Accenture plc — Class A	5,641	1,902,314
salesforce.com, Inc.*	8,792	1,866,717
Intel Corp.	36,344	1,801,208
Advanced Micro Devices, Inc.*	14,591	1,595,380
QUALCOMM, Inc.	10,059	1,537,216
Texas Instruments, Inc.	8,243	1,512,426
Intuit, Inc.	2,527	1,215,083
Oracle Corp.	14,063	1,163,432
Applied Materials, Inc.	7,926	1,044,647
International Business Machines Corp.	8,004	1,040,680
ServiceNow, Inc.*	1,785	994,049
Micron Technology, Inc.	9,995	778,510
Analog Devices, Inc.	4,689	774,529
Lam Research Corp.	1,246	669,862
Activision Blizzard, Inc.	6,953	557,005
Fidelity National Information Services, Inc.	5,435	545,783
Fiserv, Inc.*	5,304	537,826
KLA Corp.	1,345	492,351
Synopsys, Inc.*	1,371	456,913
Roper Technologies, Inc.	941	444,368
NXP Semiconductor N.V.	2,374	439,380
Autodesk, Inc.*	1,964	420,983
Cognizant Technology Solutions Corp. — Class A	4,688	420,373
Fortinet, Inc.*	1,211	413,847
Cadence Design Systems, Inc.*	2,474	406,874
Paychex, Inc.	2,866	391,123
Microchip Technology, Inc.	4,962	372,845
MSCI, Inc. — Class A	725	364,588
HP, Inc.	9,664	350,803
Electronic Arts, Inc.	2,511	317,667
ANSYS, Inc.*	779	247,449
Cerner Corp.	2,626	245,689
Zebra Technologies Corp. — Class A*	474	196,094
Skyworks Solutions, Inc.	1,464	195,122
Hewlett Packard Enterprise Co.	11,545	192,917
Monolithic Power Systems, Inc.	388	188,444
Akamai Technologies, Inc.*	1,451	173,235
Teradyne, Inc.	1,455	172,025
NetApp, Inc.	1,984	164,672
Tyler Technologies, Inc.*	367	163,275
Broadridge Financial Solutions, Inc.	1,042	162,250
Seagate Technology Holdings plc	1,798	161,640
Take-Two Interactive Software, Inc.*	1,031	158,506
EPAM Systems, Inc.*	506	150,085
Paycom Software, Inc.*	430	148,943
Western Digital Corp.*	2,793	138,673
Leidos Holdings, Inc.	1,253	135,349
Jack Henry & Associates, Inc.	650	128,082
Qorvo, Inc.*	968	120,129
Citrix Systems, Inc.*	1,113	112,302
PTC, Inc.*	939	101,149
Ceridian HCM Holding, Inc.*	1,221	83,467
DXC Technology Co.*	2,182	71,199
IPG Photonics Corp.*	319	35,013
Total Technology		83,593,708

Consumer, Non-cyclical - 15.5%
UnitedHealth Group, Inc.	8,406	4,286,808
Johnson & Johnson	23,497	4,164,373
Procter & Gamble Co.	21,395	3,269,156
Pfizer, Inc.	50,097	2,593,522
AbbVie, Inc.	15,779	2,557,934
Coca-Cola Co.	34,697	2,151,214
Thermo Fisher Scientific, Inc.	3,517	2,077,316
PepsiCo, Inc.	12,348	2,066,808
Eli Lilly & Co.	7,087	2,029,504
Abbott Laboratories	15,783	1,868,076
Merck & Company, Inc.	22,545	1,849,817
Danaher Corp.	5,680	1,666,114
Bristol-Myers Squibb Co.	19,455	1,420,799
Medtronic plc	12,001	1,331,511
Philip Morris International, Inc.	13,833	1,299,472
S&P Global, Inc.	3,162	1,296,820
Amgen, Inc.	5,027	1,215,629
PayPal Holdings, Inc.*	10,398	1,202,529
CVS Health Corp.	11,715	1,185,675
Anthem, Inc.	2,166	1,063,983
Intuitive Surgical, Inc.*	3,193	963,264
Automatic Data Processing, Inc.	3,749	853,047
Altria Group, Inc.	16,273	850,264
Stryker Corp.	2,997	801,248
Zoetis, Inc.	4,224	796,604
Mondelez International, Inc. — Class A	12,392	777,970
Cigna Corp.	2,882	690,556
Becton Dickinson and Co.	2,542	676,172
Gilead Sciences, Inc.	11,196	665,602
Regeneron Pharmaceuticals, Inc.*	953	665,594
Edwards Lifesciences Corp.*	5,573	656,054
Vertex Pharmaceuticals, Inc.*	2,272	592,924
Colgate-Palmolive Co.	7,523	570,469
Estee Lauder Companies, Inc. — Class A	2,074	564,792
Boston Scientific Corp.*	12,719	563,325
Moderna, Inc.*	3,149	542,447
HCA Healthcare, Inc.	2,138	535,826
Humana, Inc.	1,147	499,140
Illumina, Inc.*	1,395	487,413
Moody’s Corp.	1,444	487,220
Archer-Daniels-Midland Co.	4,994	450,759
Dexcom, Inc.*	865	442,534
Centene Corp.*	5,208	438,462
IDEXX Laboratories, Inc.*	757	414,124
McKesson Corp.	1,338	409,602
IQVIA Holdings, Inc.*	1,706	394,444
Corteva, Inc.	6,489	372,988
Kimberly-Clark Corp.	3,007	370,342

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NOVA FUND

	Shares	Value
Sysco Corp.	4,529	$369,793
General Mills, Inc.	5,384	364,605
Global Payments, Inc.	2,542	347,847
Baxter International, Inc.	4,469	346,526
Kroger Co.	5,972	342,614
Constellation Brands, Inc. — Class A	1,467	337,879
Cintas Corp.	787	334,782
ResMed, Inc.	1,305	316,476
Verisk Analytics, Inc. — Class A	1,439	308,852
Align Technology, Inc.*	655	285,580
Hershey Co.	1,299	281,402
Biogen, Inc.*	1,312	276,307
West Pharmaceutical Services, Inc.	662	271,890
Monster Beverage Corp.*	3,353	267,905
Equifax, Inc.	1,089	258,202
Kraft Heinz Co.	6,337	249,614
Zimmer Biomet Holdings, Inc.	1,865	238,534
Tyson Foods, Inc. — Class A	2,610	233,934
United Rentals, Inc.*	646	229,466
McCormick & Company, Inc.	2,229	222,454
Laboratory Corporation of America Holdings*	831	219,101
Gartner, Inc.*	734	218,336
STERIS plc	894	216,142
Church & Dwight Company, Inc.	2,160	214,661
AmerisourceBergen Corp. — Class A	1,345	208,085
PerkinElmer, Inc.	1,126	196,442
Cooper Companies, Inc.	441	184,157
FleetCor Technologies, Inc.*	726	180,817
Catalent, Inc.*	1,599	177,329
Molina Healthcare, Inc.*	521	173,800
Hologic, Inc.*	2,232	171,462
Waters Corp.*	545	169,163
Quanta Services, Inc.	1,273	167,539
Clorox Co.	1,099	152,794
Bio-Techne Corp.	351	151,997
Teleflex, Inc.	418	148,319
Kellogg Co.	2,284	147,295
Quest Diagnostics, Inc.	1,062	145,345
Conagra Brands, Inc.	4,282	143,747
Cardinal Health, Inc.	2,473	140,219
ABIOMED, Inc.*	406	134,483
Incyte Corp.*	1,679	133,346
J M Smucker Co.	967	130,941
Hormel Foods Corp.	2,518	129,778
Avery Dennison Corp.	739	128,564
Charles River Laboratories International, Inc.*	450	127,786
Viatris, Inc.	10,794	117,439
MarketAxess Holdings, Inc.	339	115,328
Robert Half International, Inc.	977	111,554
Brown-Forman Corp. — Class B	1,631	109,310
Bio-Rad Laboratories, Inc. — Class A*	193	108,704
Henry Schein, Inc.*	1,238	107,941
Dentsply Sirona, Inc.	1,951	96,028
Universal Health Services, Inc. — Class B	654	94,797
Molson Coors Beverage Co. — Class B	1,682	89,785
Nielsen Holdings plc	3,203	87,250
Campbell Soup Co.	1,805	80,449
Organon & Co.	2,263	79,047
Lamb Weston Holdings, Inc.	1,296	77,643
Rollins, Inc.	2,020	70,801
DaVita, Inc.*	550	62,211
Total Consumer, Non-cyclical		68,734,843

Financial - 11.4%
Berkshire Hathaway, Inc. — Class B*	16,346	5,768,667
JPMorgan Chase & Co.	26,378	3,595,849
Visa, Inc. — Class A	14,802	3,282,639
Mastercard, Inc. — Class A	7,703	2,752,898
Bank of America Corp.	63,447	2,615,285
Wells Fargo & Co.	34,682	1,680,690
Charles Schwab Corp.	13,418	1,131,272
Morgan Stanley	12,653	1,105,872
Prologis, Inc. REIT	6,605	1,066,575
American Express Co.	5,490	1,026,630
American Tower Corp. — Class A REIT	4,065	1,021,209
Goldman Sachs Group, Inc.	3,030	1,000,203
BlackRock, Inc. — Class A	1,273	972,788
Citigroup, Inc.	17,712	945,821
Chubb Ltd.	3,845	822,445
Marsh & McLennan Companies, Inc.	4,506	767,913
CME Group, Inc. — Class A	3,208	763,055
Crown Castle International Corp. REIT	3,858	712,187
PNC Financial Services Group, Inc.	3,749	691,503
Truist Financial Corp.	11,914	675,524
Intercontinental Exchange, Inc.	5,015	662,582
U.S. Bancorp	12,053	640,617
Aon plc — Class A	1,917	624,233
Equinix, Inc. REIT	804	596,263
Progressive Corp.	5,217	594,686
Public Storage REIT	1,362	531,561
Capital One Financial Corp.	3,695	485,117
American International Group, Inc.	7,411	465,188
MetLife, Inc.	6,264	440,234
Prudential Financial, Inc.	3,374	398,706
Travelers Companies, Inc.	2,153	393,418
Simon Property Group, Inc. REIT	2,933	385,865
Welltower, Inc. REIT	3,885	373,504
Digital Realty Trust, Inc. REIT	2,533	359,179
Realty Income Corp. REIT	5,051	350,034
Allstate Corp.	2,504	346,829
Aflac, Inc.	5,355	344,808
SBA Communications Corp. REIT	971	334,121
Bank of New York Mellon Corp.	6,604	327,757
Arthur J Gallagher & Co.	1,861	324,931
AvalonBay Communities, Inc. REIT	1,248	309,966
T. Rowe Price Group, Inc.	2,046	309,335
Ameriprise Financial, Inc.	990	297,356
SVB Financial Group*	524	293,152
State Street Corp.	3,267	284,621
Discover Financial Services	2,571	283,298
Equity Residential REIT	3,050	274,256

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NOVA FUND

	Shares	Value
CBRE Group, Inc. — Class A*	2,987	$273,370
Fifth Third Bancorp	6,103	262,673
Alexandria Real Estate Equities, Inc. REIT	1,300	261,625
First Republic Bank	1,600	259,360
Willis Towers Watson plc	1,090	257,480
Weyerhaeuser Co. REIT	6,670	252,793
Extra Space Storage, Inc. REIT	1,195	245,692
Ventas, Inc. REIT	3,563	220,051
Northern Trust Corp.	1,854	215,898
Mid-America Apartment Communities, Inc. REIT	1,029	215,524
Hartford Financial Services Group, Inc.	2,989	214,640
Essex Property Trust, Inc. REIT	583	201,415
Duke Realty Corp. REIT	3,400	197,404
M&T Bank Corp.	1,150	194,925
Huntington Bancshares, Inc.	12,832	187,604
Regions Financial Corp.	8,408	187,162
Nasdaq, Inc.	1,045	186,219
KeyCorp	8,290	185,530
Raymond James Financial, Inc.	1,668	183,330
Cincinnati Financial Corp.	1,338	181,914
Citizens Financial Group, Inc.	3,804	172,435
Healthpeak Properties, Inc. REIT	4,814	165,265
Signature Bank	561	164,648
Boston Properties, Inc. REIT	1,269	163,447
Synchrony Financial	4,653	161,971
Principal Financial Group, Inc.	2,168	159,153
UDR, Inc. REIT	2,669	153,121
Brown & Brown, Inc.	2,093	151,261
Iron Mountain, Inc. REIT	2,585	143,235
Kimco Realty Corp. REIT	5,505	135,974
W R Berkley Corp.	1,871	124,557
Host Hotels & Resorts, Inc. REIT	6,373	123,827
Loews Corp.	1,751	113,500
Cboe Global Markets, Inc.	952	108,928
Everest Re Group Ltd.	352	106,086
Comerica, Inc.	1,167	105,532
Regency Centers Corp. REIT	1,375	98,093
Lincoln National Corp.	1,487	97,190
Assurant, Inc.	509	92,551
Zions Bancorp North America	1,354	88,768
Globe Life, Inc.	829	83,397
Federal Realty Investment Trust REIT	632	77,148
People’s United Financial, Inc.	3,820	76,362
Invesco Ltd.	3,046	70,241
Franklin Resources, Inc.	2,510	70,079
Vornado Realty Trust REIT	1,420	64,354
Total Financial		50,886,374

Communications - 11.0%
Amazon.com, Inc.*	3,906	12,733,365
Alphabet, Inc. — Class A*	2,685	7,467,925
Alphabet, Inc. — Class C*	2,479	6,923,822
Meta Platforms, Inc. — Class A*	20,610	4,582,840
Walt Disney Co.*	16,250	2,228,850
Cisco Systems, Inc.	37,644	2,099,029
Verizon Communications, Inc.	37,469	1,908,671
Comcast Corp. — Class A	40,377	1,890,451
AT&T, Inc.	63,738	1,506,129
Netflix, Inc.*	3,963	1,484,500
Booking Holdings, Inc.*	367	861,881
T-Mobile US, Inc.*	5,240	672,554
Charter Communications, Inc. — Class A*	1,064	580,433
Motorola Solutions, Inc.	1,507	364,995
eBay, Inc.	5,587	319,912
Arista Networks, Inc.*	2,002	278,238
Twitter, Inc.*	7,137	276,130
Match Group, Inc.*	2,527	274,786
Expedia Group, Inc.*	1,341	262,393
Corning, Inc.	6,667	246,079
CDW Corp.	1,211	216,636
Paramount Global — Class B	5,416	204,779
VeriSign, Inc.*	863	191,983
Omnicom Group, Inc.	1,866	158,386
FactSet Research Systems, Inc.	337	146,308
Etsy, Inc.*	1,132	140,685
NortonLifeLock, Inc.	5,193	137,718
Interpublic Group of Companies, Inc.	3,513	124,536
F5, Inc.*	542	113,251
Fox Corp. — Class A	2,819	111,210
Juniper Networks, Inc.	2,903	107,876
Lumen Technologies, Inc.	8,225	92,696
News Corp. — Class A	3,489	77,281
DISH Network Corp. — Class A*	2,230	70,579
Discovery, Inc. — Class C*	2,711	67,694
Fox Corp. — Class B	1,302	47,237
Discovery, Inc. — Class A*,1	1,513	37,704
News Corp. — Class B	1,081	24,344
Total Communications		49,033,886

Consumer, Cyclical - 7.5%
Tesla, Inc.*	7,472	8,051,827
Home Depot, Inc.	9,320	2,789,756
Costco Wholesale Corp.	3,958	2,279,214
Walmart, Inc.	12,627	1,880,413
McDonald’s Corp.	6,669	1,649,110
NIKE, Inc. — Class B	11,391	1,532,773
Lowe’s Companies, Inc.	6,014	1,215,971
Starbucks Corp.	10,267	933,989
Target Corp.	4,276	907,453
TJX Companies, Inc.	10,647	644,995
Ford Motor Co.	35,107	593,659
General Motors Co.*	12,970	567,308
Dollar General Corp.	2,068	460,399
Marriott International, Inc. — Class A*	2,442	429,182
O’Reilly Automotive, Inc.*	601	411,661
Chipotle Mexican Grill, Inc. — Class A*	252	398,672
Hilton Worldwide Holdings, Inc.*	2,488	377,529
AutoZone, Inc.*	184	376,203
Dollar Tree, Inc.*	2,009	321,741
Yum! Brands, Inc.	2,579	305,689
Fastenal Co.	5,137	305,138
Aptiv plc*	2,415	289,100
Walgreens Boots Alliance, Inc.	6,395	286,304

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NOVA FUND

	Shares	Value
Ross Stores, Inc.	3,154	$285,311
PACCAR, Inc.	3,100	273,017
Cummins, Inc.	1,271	260,695
Southwest Airlines Co.*	5,287	242,145
Copart, Inc.*	1,905	239,020
Tractor Supply Co.	1,017	237,337
Delta Air Lines, Inc.*	5,712	226,024
DR Horton, Inc.	2,879	214,514
WW Grainger, Inc.	387	199,611
Ulta Beauty, Inc.*	483	192,340
Lennar Corp. — Class A	2,333	189,370
Best Buy Company, Inc.	1,933	175,710
Royal Caribbean Cruises Ltd.*	2,001	167,644
VF Corp.	2,881	163,814
Genuine Parts Co.	1,271	160,171
Darden Restaurants, Inc.	1,141	151,696
Pool Corp.	358	151,380
Caesars Entertainment, Inc.*	1,908	147,603
Carnival Corp.*	7,219	145,968
Live Nation Entertainment, Inc.*	1,206	141,874
MGM Resorts International	3,362	141,002
CarMax, Inc.*	1,444	139,317
United Airlines Holdings, Inc.*	2,890	133,980
Domino’s Pizza, Inc.	325	132,278
NVR, Inc.*	29	129,551
Las Vegas Sands Corp.*	3,069	119,292
Advance Auto Parts, Inc.	557	115,277
Bath & Body Works, Inc.	2,300	109,940
LKQ Corp.	2,394	108,712
American Airlines Group, Inc.*	5,781	105,503
Hasbro, Inc.	1,157	94,781
PulteGroup, Inc.	2,220	93,018
Whirlpool Corp.	527	91,055
Tapestry, Inc.	2,356	87,525
BorgWarner, Inc.	2,141	83,285
Norwegian Cruise Line Holdings Ltd.*,1	3,722	81,437
Wynn Resorts Ltd.*	939	74,876
Newell Brands, Inc.	3,379	72,344
Alaska Air Group, Inc.*	1,125	65,261
Penn National Gaming, Inc.*	1,483	62,909
PVH Corp.	625	47,881
Ralph Lauren Corp. — Class A	413	46,851
Under Armour, Inc. — Class C*	1,920	29,875
Under Armour, Inc. — Class A*	1,684	28,662
Total Consumer, Cyclical		33,167,942

Industrial - 5.9%
Union Pacific Corp.	5,685	1,553,199
United Parcel Service, Inc. — Class B	6,508	1,395,706
Raytheon Technologies Corp.	13,320	1,319,612
Honeywell International, Inc.	6,122	1,191,219
Caterpillar, Inc.	4,829	1,075,998
Deere & Co.	2,504	1,040,312
Lockheed Martin Corp.	2,164	955,190
Boeing Co.*	4,891	936,627
General Electric Co.	9,812	897,798
3M Co.	5,097	758,841
CSX Corp.	19,796	741,360
Norfolk Southern Corp.	2,141	610,656
Northrop Grumman Corp.	1,310	585,858
Waste Management, Inc.	3,435	544,448
Eaton Corporation plc	3,558	539,962
Illinois Tool Works, Inc.	2,549	533,761
Emerson Electric Co.	5,302	519,861
FedEx Corp.	2,176	503,505
General Dynamics Corp.	2,058	496,348
L3Harris Technologies, Inc.	1,751	435,071
Johnson Controls International plc	6,271	411,189
Amphenol Corp. — Class A	5,346	402,821
TE Connectivity Ltd.	2,906	380,628
Agilent Technologies, Inc.	2,681	354,776
Carrier Global Corp.	7,636	350,263
Parker-Hannifin Corp.	1,147	325,473
Trane Technologies plc	2,085	318,380
TransDigm Group, Inc.*	470	306,224
Otis Worldwide Corp.	3,793	291,871
Rockwell Automation, Inc.	1,037	290,391
Mettler-Toledo International, Inc.*	205	281,504
AMETEK, Inc.	2,065	275,017
Ball Corp.	2,891	260,190
Keysight Technologies, Inc.*	1,634	258,123
Old Dominion Freight Line, Inc.	831	248,203
Republic Services, Inc. — Class A	1,864	246,980
Vulcan Materials Co.	1,185	217,685
Martin Marietta Materials, Inc.	557	214,384
Stanley Black & Decker, Inc.	1,455	203,394
Dover Corp.	1,285	201,616
Teledyne Technologies, Inc.*	416	196,614
Fortive Corp.	3,201	195,037
Ingersoll Rand, Inc.	3,639	183,224
Generac Holdings, Inc.*	563	167,357
Trimble, Inc.*	2,240	161,593
Garmin Ltd.	1,357	160,954
Westinghouse Air Brake Technologies Corp.	1,668	160,411
Jacobs Engineering Group, Inc.	1,154	159,033
Expeditors International of Washington, Inc.	1,512	155,978
Amcor plc	13,511	153,080
J.B. Hunt Transport Services, Inc.	750	150,592
Textron, Inc.	1,967	146,305
Xylem, Inc.	1,610	137,269
Packaging Corporation of America	848	132,381
IDEX Corp.	679	130,185
CH Robinson Worldwide, Inc.	1,160	124,943
Howmet Aerospace, Inc.	3,389	121,801
Westrock Co.	2,350	110,520
Nordson Corp.	483	109,680
Masco Corp.	2,141	109,191
Snap-on, Inc.	477	98,014
Fortune Brands Home & Security, Inc.	1,211	89,953
Sealed Air Corp.	1,323	88,588
Allegion plc	801	87,934
Pentair plc	1,477	80,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NOVA FUND

	Shares	Value
A O Smith Corp.	1,173	$74,943
Huntington Ingalls Industries, Inc.	358	71,400
Mohawk Industries, Inc.*	490	60,858
Total Industrial		26,092,350

Energy - 3.1%
Exxon Mobil Corp.	37,786	3,120,746
Chevron Corp.	17,205	2,801,490
ConocoPhillips	11,623	1,162,300
EOG Resources, Inc.	5,222	622,619
Schlumberger N.V.	12,526	517,449
Pioneer Natural Resources Co.	2,027	506,811
Occidental Petroleum Corp.	7,920	449,381
Marathon Petroleum Corp.	5,168	441,864
Valero Energy Corp.	3,649	370,519
Williams Companies, Inc.	10,845	362,331
Phillips 66	4,176	360,765
Devon Energy Corp.	5,620	332,311
Kinder Morgan, Inc.	17,405	329,129
Halliburton Co.	8,020	303,717
Baker Hughes Co.	8,084	294,339
ONEOK, Inc.	3,980	281,107
Hess Corp.	2,460	263,318
Enphase Energy, Inc.*	1,195	241,127
Diamondback Energy, Inc.	1,520	208,362
Coterra Energy, Inc. — Class A	7,262	195,856
Marathon Oil Corp.	6,949	174,489
SolarEdge Technologies, Inc.*	469	151,192
APA Corp.	3,242	133,992
Total Energy		13,625,214

Utilities - 2.1%
NextEra Energy, Inc.	17,513	1,483,526
Duke Energy Corp.	6,866	766,658
Southern Co.	9,459	685,872
Dominion Energy, Inc.	7,230	614,333
Sempra Energy	2,851	479,310
American Electric Power Company, Inc.	4,496	448,566
Exelon Corp.	8,743	416,429
Xcel Energy, Inc.	4,809	347,066
Public Service Enterprise Group, Inc.	4,513	315,910
Consolidated Edison, Inc.	3,158	298,999
WEC Energy Group, Inc.	2,815	280,965
Eversource Energy	3,069	270,655
American Water Works Company, Inc.	1,620	268,159
Edison International	3,391	237,709
FirstEnergy Corp.	5,090	233,427
DTE Energy Co.	1,729	228,591
Ameren Corp.	2,299	215,554
Entergy Corp.	1,794	209,450
PPL Corp.	6,700	191,352
CMS Energy Corp.	2,587	180,935
CenterPoint Energy, Inc.	5,613	171,982
Constellation Energy Corp.	2,915	163,969
AES Corp.	5,951	153,119
Atmos Energy Corp.	1,209	144,463
Evergy, Inc.	2,047	139,892
Alliant Energy Corp.	2,235	139,643
NiSource, Inc.	3,506	111,491
NRG Energy, Inc.	2,185	83,817
Pinnacle West Capital Corp.	1,007	78,647
Total Utilities		9,360,489

Basic Materials - 1.6%
Linde plc	4,575	1,461,392
Freeport-McMoRan, Inc.	13,103	651,743
Newmont Corp.	7,118	565,525
Sherwin-Williams Co.	2,153	537,432
Air Products and Chemicals, Inc.	1,979	494,572
Dow, Inc.	6,567	418,449
Ecolab, Inc.	2,225	392,846
Nucor Corp.	2,428	360,922
DuPont de Nemours, Inc.	4,578	336,849
International Flavors & Fragrances, Inc.	2,272	298,382
PPG Industries, Inc.	2,119	277,737
LyondellBasell Industries N.V. — Class A	2,346	241,216
Albemarle Corp.	1,044	230,881
Mosaic Co.	3,307	219,915
CF Industries Holdings, Inc.	1,915	197,360
International Paper Co.	3,456	159,495
FMC Corp.	1,131	148,806
Celanese Corp. — Class A	964	137,727
Eastman Chemical Co.	1,151	128,981
Total Basic Materials		7,260,230

Total Common Stocks
(Cost $345,539,019)		341,755,036

MUTUAL FUNDS† - 7.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,434,889	23,837,568
Guggenheim Strategy Fund II2	287,239	7,051,713
Guggenheim Strategy Fund III[2]	184,563	4,547,624
Total Mutual Funds
(Cost $35,881,080)		35,436,905

	Face Amount
U.S. TREASURY BILLS†† - 3.5%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$13,400,000	13,392,465
0.12% due 05/05/22[4,5]	1,581,000	1,580,779
0.22% due 06/02/22[4]	500,000	499,719
Total U.S. Treasury Bills
(Cost $15,478,603)		15,472,963

FEDERAL AGENCY DISCOUNT NOTES†† - 2.3%
Federal Farm Credit Bank
0.10% due 04/01/22[4]	10,000,000	10,000,000
Total Federal Agency Discount Notes
(Cost $10,000,000)		10,000,000

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,7 - 9.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	$27,670,253	$27,670,253
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	10,657,346	10,657,346
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	2,770,910	2,770,910
Total Repurchase Agreements
(Cost $41,098,509)		41,098,509

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[8]	8,114	8,114
Total Securities Lending Collateral
(Cost $8,114)		8,114

Total Investments - 99.9%
(Cost $448,005,325)		$443,771,527
Other Assets & Liabilities, net - 0.1%		432,805
Total Net Assets - 100.0%		$444,204,332

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	226	Jun 2022	$51,163,575	$1,146,335

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	0.72% (U.S. Secured Overnight Financing Rate + 0.45%)	At Maturity	04/13/22	22,647	$102,599,558	$1,269,844
BNP Paribas	S&P 500 Index	Pay	0.93% (Federal Funds Rate + 0.60%)	At Maturity	04/14/22	653	2,959,097	117,886
Goldman Sachs International	S&P 500 Index	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	04/14/22	37,041	167,812,420	(988,376)
							$273,371,075	$399,354

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$341,755,036	$—	$—	$341,755,036
Mutual Funds	35,436,905	—	—	35,436,905
U.S. Treasury Bills	—	15,472,963	—	15,472,963
Federal Agency Discount Notes	—	10,000,000	—	10,000,000
Repurchase Agreements	—	41,098,509	—	41,098,509
Securities Lending Collateral	8,114	—	—	8,114
Equity Futures Contracts**	1,146,335	—	—	1,146,335
Equity Index Swap Agreements**	—	1,387,730	—	1,387,730
Total Assets	$378,346,390	$67,959,202	$—	$446,305,592

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$988,376	$—	$988,376

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,697,596	$—	$(3,500,000)	$(431)	$(145,452)	$7,051,713	287,239	$135,807
Guggenheim Strategy Fund III	4,639,905	—	—	—	(92,281)	4,547,624	184,563	71,772
Guggenheim Ultra Short Duration Fund — Institutional Class	19,255,008	5,000,000	—	—	(417,440)	23,837,568	2,434,889	220,624
	$34,592,509	$5,000,000	$(3,500,000)	$(431)	$(655,173)	$35,436,905		$428,203

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $8,019 of securities loaned (cost $371,025,736)	$367,236,113
Investments in affiliated issuers, at value (cost $35,881,080)	35,436,905
Repurchase agreements, at value (cost $41,098,509)	41,098,509
Cash	1,614
Segregated cash with broker	1,271,157
Unrealized appreciation on OTC swap agreements	1,387,730
Receivables:
Securities sold	5,909,248
Swap settlement	5,311,028
Fund shares sold	2,205,129
Dividends	98,401
Interest	308
Securities lending income	2
Total assets	459,956,144

Liabilities:
Segregated cash due to broker	9,870,000
Unrealized depreciation on OTC swap agreements	988,376
Payable for:
Fund shares redeemed	3,641,117
Variation margin on futures contracts	807,978
Management fees	105,906
Transfer agent and administrative fees	39,686
Portfolio accounting fees	14,001
Return of securities lending collateral	8,114
Distribution and service fees	7,881
Trustees’ fees*	3,547
Miscellaneous	265,206
Total liabilities	15,751,812
Commitments and contingent liabilities (Note 11)	—
Net assets	$444,204,332

Net assets consist of:
Paid in capital	$475,835,272
Total distributable earnings (loss)	(31,630,940)
Net assets	$444,204,332

Investor Class:
Net assets	$380,170,130
Capital shares outstanding	2,854,884
Net asset value per share	$133.16

A-Class:
Net assets	$21,403,097
Capital shares outstanding	175,972
Net asset value per share	$121.63
Maximum offering price per share (Net asset value divided by 95.25%)	$127.70

C-Class:
Net assets	$1,928,966
Capital shares outstanding	18,622
Net asset value per share	$103.59

H-Class:
Net assets	$40,702,139
Capital shares outstanding	334,367
Net asset value per share	$121.73

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $585)	$3,756,077
Dividends from securities of affiliated issuers	428,203
Interest	18,899
Income from securities lending, net	189
Total investment income	4,203,368

Expenses:
Management fees	2,824,225
Distribution and service fees:
A-Class	56,921
C-Class	31,435
H-Class	102,997
Transfer agent and administrative fees	1,050,772
Portfolio accounting fees	336,691
Professional fees	167,245
Trustees’ fees*	52,291
Custodian fees	49,983
Interest expense	1,905
Line of credit fees	242
Miscellaneous	217,450
Total expenses	4,892,157
Less:
Expenses waived by Adviser	(59,538)
Net expenses	4,832,619
Net investment loss	(629,251)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$57,772,344
Investments in affiliated issuers	(431)
Swap agreements	27,418,412
Futures contracts	(911,179)
Net realized gain	84,279,146
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(38,494,960)
Investments in affiliated issuers	(655,173)
Swap agreements	(670,594)
Futures contracts	1,127,820
Net change in unrealized appreciation (depreciation)	(38,692,907)
Net realized and unrealized gain	45,586,239
Net increase in net assets resulting from operations	$44,956,988

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(629,251)	$(47,445)
Net realized gain on investments	84,279,146	112,959,122
Net change in unrealized appreciation (depreciation) on investments	(38,692,907)	37,756,712
Net increase in net assets resulting from operations	44,956,988	150,668,389

Distributions to shareholders:
Investor Class	(16,129,299)	(1,491,578)
A-Class	(2,007,645)	(113,091)
C-Class	(359,771)	(25,544)
H-Class	(1,804,671)	(282,790)
Total distributions to shareholders	(20,301,386)	(1,913,003)

Capital share transactions:
Proceeds from sale of shares
Investor Class	3,662,606,295	1,819,212,195
A-Class	160,211,360	91,209,558
C-Class	203,281	135,213
H-Class	578,940,049	388,284,290
Distributions reinvested
Investor Class	13,036,966	1,356,726
A-Class	1,944,061	110,585
C-Class	350,819	25,096
H-Class	1,804,671	282,790
Cost of shares redeemed
Investor Class	(3,642,219,061)	(1,645,409,127)
A-Class	(159,461,992)	(89,125,245)
C-Class	(2,524,068)	(2,253,309)
H-Class	(597,412,425)	(363,214,241)
Net increase from capital share transactions	17,479,956	200,614,531
Net increase in net assets	42,135,558	349,369,917

Net assets:
Beginning of year	402,068,774	52,698,857
End of year	$444,204,332	$402,068,774

Capital share activity:
Shares sold
Investor Class	26,990,584	19,353,964
A-Class	1,276,479	1,009,467
C-Class	1,925	1,947
H-Class	4,583,468	4,730,952
Shares issued from reinvestment of distributions
Investor Class	92,962	12,683
A-Class	15,167	1,119
C-Class	3,206	291
H-Class	14,065	2,860
Shares redeemed
Investor Class	(26,935,753)	(17,254,830)
A-Class	(1,282,864)	(969,642)
C-Class	(23,392)	(29,742)
H-Class	(4,745,096)	(4,320,709)
Net increase (decrease) in shares	(9,249)	2,538,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$120.51	$63.62	$76.83	$69.63	$60.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	.05	.61	.48	.40
Net gain (loss) on investments (realized and unrealized)	25.92	57.43	(13.82)	6.72	10.50
Total from investment operations	25.76	57.48	(13.21)	7.20	10.90
Less distributions from:
Net investment income	—	(.59)	—	—	(.02)
Net realized gains	(13.11)	—	—	—	(1.39)
Total distributions	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$133.16	$120.51	$63.62	$76.83	$69.63

Total Return	20.83%	90.46%	(17.19%)	10.34%	18.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,170	$326,237	$37,874	$242,831	$451,764
Ratios to average net assets:
Net investment income (loss)	(0.12%)	0.05%	0.71%	0.65%	0.58%
Total expenses[b]	1.25%	1.33%	1.37%	1.35%	1.26%
Net expenses[c]	1.23%	1.32%	1.36%	1.35%	1.26%
Portfolio turnover rate	1,027%	785%	690%	1,078%	2,067%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$111.23	$58.89	$71.28	$64.72	$56.18
Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.18)	.40	.28	.25
Net gain (loss) on investments (realized and unrealized)	23.96	53.11	(12.79)	6.28	9.70
Total from investment operations	23.51	52.93	(12.39)	6.56	9.95
Less distributions from:
Net investment income	—	(.59)	—	—	(.02)
Net realized gains	(13.11)	—	—	—	(1.39)
Total distributions	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$121.63	$111.23	$58.89	$71.28	$64.72

Total Return[d]	20.54%	90.00%	(17.38%)	10.14%	17.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,403	$18,596	$7,435	$26,022	$35,094
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.20%)	0.52%	0.41%	0.39%
Total expenses[b]	1.50%	1.59%	1.62%	1.60%	1.51%
Net expenses[c]	1.48%	1.58%	1.61%	1.60%	1.51%
Portfolio turnover rate	1,027%	785%	690%	1,078%	2,067%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$96.96	$51.77	$63.15	$57.77	$50.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.19)	(.74)	(.22)	(.20)	(.27)
Net gain (loss) on investments (realized and unrealized)	20.93	46.52	(11.16)	5.58	8.88
Total from investment operations	19.74	45.78	(11.38)	5.38	8.61
Less distributions from:
Net investment income	—	(.59)	—	—	(.02)
Net realized gains	(13.11)	—	—	—	(1.39)
Total distributions	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$103.59	$96.96	$51.77	$63.15	$57.77

Total Return[d]	19.64%	88.56%	(18.02%)	9.31%	17.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,929	$3,576	$3,333	$4,165	$9,952
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(0.97%)	(0.32%)	(0.33%)	(0.48%)
Total expenses[b]	2.25%	2.35%	2.38%	2.35%	2.28%
Net expenses[c]	2.23%	2.33%	2.37%	2.35%	2.28%
Portfolio turnover rate	1,027%	785%	690%	1,078%	2,067%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$111.34	$58.94	$71.35	$64.80	$56.15
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.18)	.36	.30	.19
Net gain (loss) on investments (realized and unrealized)	23.98	53.17	(12.77)	6.25	9.87
Total from investment operations	23.50	52.99	(12.41)	6.55	10.06
Less distributions from:
Net investment income	—	(.59)	—	—	(.02)
Net realized gains	(13.11)	—	—	—	(1.39)
Total distributions	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$121.73	$111.34	$58.94	$71.35	$64.80

Total Return	20.51%	90.03%	(17.39%)	10.11%	17.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,702	$53,660	$4,057	$49,090	$28,985
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.20%)	0.46%	0.44%	0.30%
Total expenses[b]	1.50%	1.59%	1.62%	1.61%	1.52%
Net expenses[c]	1.48%	1.58%	1.61%	1.61%	1.52%
Portfolio turnover rate	1,027%	785%	690%	1,078%	2,067%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the one-year period ended March 31, 2022, S&P 500® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Index. S&P 500® Fund H-Class returned 13.84%, while the S&P 500® Index returned 15.65%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Health Care, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Walt Disney Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.7%
Microsoft Corp.	5.8%
Amazon.com, Inc.	3.5%
Tesla, Inc.	2.2%
Alphabet, Inc. — Class A	2.1%
Alphabet, Inc. — Class C	1.9%
NVIDIA Corp.	1.7%
Berkshire Hathaway, Inc. — Class B	1.6%
Meta Platforms, Inc. — Class A	1.3%
UnitedHealth Group, Inc.	1.2%
Top Ten Total	28.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	13.82%	14.02%	12.72%
A-Class Shares with sales charge‡	8.41%	12.92%	12.17%
C-Class Shares	12.99%	13.17%	11.88%
C-Class Shares with CDSC§	11.99%	13.17%	11.88%
H-Class Shares	13.84%	14.02%	12.72%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 95.2%

Technology - 23.3%
Apple, Inc.	61,362	$10,714,419
Microsoft Corp.	29,671	9,147,866
NVIDIA Corp.	9,895	2,699,950
Broadcom, Inc.	1,634	1,028,897
Adobe, Inc.*	1,867	850,642
Accenture plc — Class A	2,501	843,412
salesforce.com, Inc.*	3,899	827,836
Intel Corp.	16,117	798,758
Advanced Micro Devices, Inc.*	6,471	707,539
QUALCOMM, Inc.	4,461	681,730
Texas Instruments, Inc.	3,656	670,803
Intuit, Inc.	1,121	539,022
Oracle Corp.	6,236	515,904
Applied Materials, Inc.	3,515	463,277
International Business Machines Corp.	3,550	461,571
ServiceNow, Inc.*	792	441,057
Micron Technology, Inc.	4,431	345,131
Analog Devices, Inc.	2,079	343,409
Lam Research Corp.	552	296,761
Activision Blizzard, Inc.	3,084	247,059
Fidelity National Information Services, Inc.	2,410	242,012
Fiserv, Inc.*	2,352	238,493
KLA Corp.	596	218,172
Synopsys, Inc.*	607	202,295
Roper Technologies, Inc.	418	197,392
NXP Semiconductor N.V.	1,052	194,704
Autodesk, Inc.*	871	186,699
Cognizant Technology Solutions Corp. — Class A	2,079	186,424
Fortinet, Inc.*	537	183,514
Cadence Design Systems, Inc.*	1,097	180,413
Paychex, Inc.	1,271	173,453
Microchip Technology, Inc.	2,201	165,383
MSCI, Inc. — Class A	322	161,927
HP, Inc.	4,285	155,546
Electronic Arts, Inc.	1,113	140,806
ANSYS, Inc.*	345	109,589
Cerner Corp.	1,164	108,904
Zebra Technologies Corp. — Class A*	210	86,877
Skyworks Solutions, Inc.	649	86,499
Hewlett Packard Enterprise Co.	5,119	85,539
Monolithic Power Systems, Inc.	171	83,051
Akamai Technologies, Inc.*	643	76,768
Teradyne, Inc.	645	76,258
NetApp, Inc.	879	72,957
Tyler Technologies, Inc.*	162	72,072
Broadridge Financial Solutions, Inc.	462	71,938
Seagate Technology Holdings plc	797	71,650
Take-Two Interactive Software, Inc.*	457	70,259
EPAM Systems, Inc.*	225	66,737
Paycom Software, Inc.*	191	66,159
Western Digital Corp.*	1,238	61,467
Leidos Holdings, Inc.	555	59,951
Jack Henry & Associates, Inc.	288	56,750
Qorvo, Inc.*	429	53,239
Citrix Systems, Inc.*	494	49,845
PTC, Inc.*	417	44,919
Ceridian HCM Holding, Inc.*	541	36,983
DXC Technology Co.*	968	31,586
IPG Photonics Corp.*	141	15,476
Total Technology		37,067,749

Consumer, Non-cyclical - 19.1%
UnitedHealth Group, Inc.	3,728	1,901,168
Johnson & Johnson	10,420	1,846,737
Procter & Gamble Co.	9,487	1,449,614
Pfizer, Inc.	22,216	1,150,122
AbbVie, Inc.	6,998	1,134,446
Coca-Cola Co.	15,387	953,994
Thermo Fisher Scientific, Inc.	1,560	921,414
PepsiCo, Inc.	5,476	916,573
Eli Lilly & Co.	3,142	899,774
Abbott Laboratories	6,999	828,402
Merck & Company, Inc.	9,998	820,336
Danaher Corp.	2,518	738,605
Bristol-Myers Squibb Co.	8,627	630,030
Medtronic plc	5,321	590,365
Philip Morris International, Inc.	6,134	576,228
S&P Global, Inc.	1,403	575,473
Amgen, Inc.	2,229	539,017
PayPal Holdings, Inc.*	4,611	533,262
CVS Health Corp.	5,195	525,786
Anthem, Inc.	961	472,062
Intuitive Surgical, Inc.*	1,416	427,179
Automatic Data Processing, Inc.	1,663	378,399
Altria Group, Inc.	7,216	377,036
Stryker Corp.	1,328	355,041
Zoetis, Inc.	1,873	353,229
Mondelez International, Inc. — Class A	5,495	344,976
Cigna Corp.	1,278	306,222
Becton Dickinson and Co.	1,127	299,782
Gilead Sciences, Inc.	4,965	295,169
Regeneron Pharmaceuticals, Inc.*	422	294,733
Edwards Lifesciences Corp.*	2,471	290,886
Vertex Pharmaceuticals, Inc.*	1,008	263,058
Colgate-Palmolive Co.	3,336	252,969
Estee Lauder Companies, Inc. — Class A	920	250,534
Boston Scientific Corp.*	5,640	249,796
Moderna, Inc.*	1,396	240,475
HCA Healthcare, Inc.	947	237,337
Humana, Inc.	509	221,501
Moody’s Corp.	640	215,943
Illumina, Inc.*	618	215,929
Archer-Daniels-Midland Co.	2,215	199,926
Dexcom, Inc.*	384	196,454
Centene Corp.*	2,309	194,395
IDEXX Laboratories, Inc.*	336	183,812
McKesson Corp.	593	181,535
IQVIA Holdings, Inc.*	756	174,795
Corteva, Inc.	2,877	165,370
Kimberly-Clark Corp.	1,333	164,172

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® FUND

	Shares	Value
Sysco Corp.	2,009	$164,035
General Mills, Inc.	2,387	161,648
Global Payments, Inc.	1,127	154,219
Baxter International, Inc.	1,981	153,607
Kroger Co.	2,648	151,916
Constellation Brands, Inc. — Class A	650	149,708
Cintas Corp.	349	148,461
ResMed, Inc.	579	140,413
Verisk Analytics, Inc. — Class A	638	136,934
Align Technology, Inc.*	290	126,440
Hershey Co.	575	124,562
Biogen, Inc.*	581	122,358
West Pharmaceutical Services, Inc.	293	120,338
Monster Beverage Corp.*	1,487	118,811
Equifax, Inc.	483	114,519
Kraft Heinz Co.	2,809	110,647
Zimmer Biomet Holdings, Inc.	827	105,773
Tyson Foods, Inc. — Class A	1,157	103,702
United Rentals, Inc.*	287	101,945
McCormick & Company, Inc.	989	98,702
Laboratory Corporation of America Holdings*	368	97,027
Gartner, Inc.*	326	96,972
STERIS plc	396	95,741
Church & Dwight Company, Inc.	958	95,206
AmerisourceBergen Corp. — Class A	596	92,207
PerkinElmer, Inc.	500	87,230
Cooper Companies, Inc.	195	81,430
FleetCor Technologies, Inc.*	321	79,948
Catalent, Inc.*	708	78,517
Molina Healthcare, Inc.*	231	77,059
Hologic, Inc.*	989	75,975
Waters Corp.*	241	74,804
Quanta Services, Inc.	564	74,228
Clorox Co.	487	67,708
Bio-Techne Corp.	155	67,121
Teleflex, Inc.	185	65,644
Kellogg Co.	1,012	65,264
Quest Diagnostics, Inc.	471	64,461
Conagra Brands, Inc.	1,899	63,749
Cardinal Health, Inc.	1,097	62,200
ABIOMED, Inc.*	180	59,623
Incyte Corp.*	745	59,168
J M Smucker Co.	429	58,091
Hormel Foods Corp.	1,117	57,570
Avery Dennison Corp.	328	57,062
Charles River Laboratories International, Inc.*	200	56,794
Viatris, Inc.	4,787	52,083
MarketAxess Holdings, Inc.	151	51,370
Robert Half International, Inc.	433	49,440
Brown-Forman Corp. — Class B	723	48,455
Bio-Rad Laboratories, Inc. — Class A*	86	48,438
Henry Schein, Inc.*	549	47,867
Dentsply Sirona, Inc.	865	42,575
Universal Health Services, Inc. — Class B	289	41,891
Molson Coors Beverage Co. — Class B	746	39,822
Nielsen Holdings plc	1,420	38,681
Campbell Soup Co.	800	35,656
Organon & Co.	1,003	35,035
Lamb Weston Holdings, Inc.	575	34,448
Rollins, Inc.	896	31,405
DaVita, Inc.*	244	27,599
Total Consumer, Non-cyclical		30,478,363

Financial - 14.2%
Berkshire Hathaway, Inc. — Class B*	7,249	2,558,245
JPMorgan Chase & Co.	11,697	1,594,535
Visa, Inc. — Class A	6,564	1,455,698
Mastercard, Inc. — Class A	3,416	1,220,810
Bank of America Corp.	28,134	1,159,683
Wells Fargo & Co.	15,380	745,315
Charles Schwab Corp.	5,951	501,729
Morgan Stanley	5,611	490,401
Prologis, Inc. REIT	2,929	472,975
American Express Co.	2,434	455,158
American Tower Corp. — Class A REIT	1,802	452,698
Goldman Sachs Group, Inc.	1,344	443,654
BlackRock, Inc. — Class A	564	430,992
Citigroup, Inc.	7,854	419,404
Chubb Ltd.	1,704	364,486
Marsh & McLennan Companies, Inc.	1,998	340,499
CME Group, Inc. — Class A	1,422	338,237
Crown Castle International Corp. REIT	1,710	315,666
PNC Financial Services Group, Inc.	1,662	306,556
Truist Financial Corp.	5,284	299,603
Intercontinental Exchange, Inc.	2,223	293,703
U.S. Bancorp	5,345	284,087
Aon plc — Class A	850	276,786
Equinix, Inc. REIT	356	264,017
Progressive Corp.	2,313	263,659
Public Storage REIT	603	235,339
Capital One Financial Corp.	1,638	215,053
American International Group, Inc.	3,286	206,262
MetLife, Inc.	2,777	195,168
Prudential Financial, Inc.	1,496	176,782
Travelers Companies, Inc.	954	174,324
Simon Property Group, Inc. REIT	1,301	171,160
Welltower, Inc. REIT	1,723	165,649
Digital Realty Trust, Inc. REIT	1,123	159,241
Realty Income Corp. REIT	2,239	155,163
Allstate Corp.	1,111	153,885
Aflac, Inc.	2,375	152,926
SBA Communications Corp. REIT	431	148,307
Bank of New York Mellon Corp.	2,928	145,317
Arthur J Gallagher & Co.	825	144,045
AvalonBay Communities, Inc. REIT	553	137,349
T. Rowe Price Group, Inc.	907	137,129
Ameriprise Financial, Inc.	439	131,858
SVB Financial Group*	233	130,352
State Street Corp.	1,448	126,150
Discover Financial Services	1,139	125,507
Equity Residential REIT	1,353	121,662

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® FUND

	Shares	Value
CBRE Group, Inc. — Class A*	1,325	$121,264
Fifth Third Bancorp	2,706	116,466
Alexandria Real Estate Equities, Inc. REIT	576	115,920
First Republic Bank	710	115,091
Willis Towers Watson plc	483	114,094
Weyerhaeuser Co. REIT	2,958	112,108
Extra Space Storage, Inc. REIT	530	108,968
Ventas, Inc. REIT	1,579	97,519
Northern Trust Corp.	822	95,722
Mid-America Apartment Communities, Inc. REIT	457	95,719
Hartford Financial Services Group, Inc.	1,326	95,220
Essex Property Trust, Inc. REIT	258	89,134
Duke Realty Corp. REIT	1,507	87,496
M&T Bank Corp.	509	86,275
Huntington Bancshares, Inc.	5,691	83,202
Regions Financial Corp.	3,728	82,985
Nasdaq, Inc.	463	82,507
KeyCorp	3,677	82,291
Raymond James Financial, Inc.	740	81,333
Cincinnati Financial Corp.	593	80,624
Citizens Financial Group, Inc.	1,687	76,472
Healthpeak Properties, Inc. REIT	2,134	73,260
Signature Bank	248	72,786
Boston Properties, Inc. REIT	563	72,514
Synchrony Financial	2,063	71,813
Principal Financial Group, Inc.	962	70,620
UDR, Inc. REIT	1,183	67,869
Brown & Brown, Inc.	928	67,067
Iron Mountain, Inc. REIT	1,146	63,500
Kimco Realty Corp. REIT	2,441	60,293
W R Berkley Corp.	830	55,236
Host Hotels & Resorts, Inc. REIT	2,826	54,909
Loews Corp.	776	50,300
Cboe Global Markets, Inc.	422	48,285
Everest Re Group Ltd.	156	47,015
Comerica, Inc.	517	46,752
Regency Centers Corp. REIT	610	43,517
Lincoln National Corp.	659	43,072
Assurant, Inc.	226	41,094
Zions Bancorp North America	600	39,336
Globe Life, Inc.	368	37,021
Federal Realty Investment Trust REIT	280	34,180
People’s United Financial, Inc.	1,694	33,863
Invesco Ltd.	1,351	31,154
Franklin Resources, Inc.	1,113	31,075
Vornado Realty Trust REIT	629	28,506
Total Financial		22,562,671

Communications - 13.7%
Amazon.com, Inc.*	1,731	5,642,973
Alphabet, Inc. — Class A*	1,190	3,309,806
Alphabet, Inc. — Class C*	1,099	3,069,496
Meta Platforms, Inc. — Class A*	9,139	2,032,148
Walt Disney Co.*	7,206	988,375
Cisco Systems, Inc.	16,693	930,802
Verizon Communications, Inc.	16,615	846,368
Comcast Corp. — Class A	17,905	838,312
AT&T, Inc.	28,262	667,831
Netflix, Inc.*	1,757	658,155
Booking Holdings, Inc.*	162	380,449
T-Mobile US, Inc.*	2,324	298,285
Charter Communications, Inc. — Class A*	471	256,940
Motorola Solutions, Inc.	669	162,032
eBay, Inc.	2,478	141,890
Arista Networks, Inc.*	888	123,414
Twitter, Inc.*	3,164	122,415
Match Group, Inc.*	1,120	121,789
Expedia Group, Inc.*	594	116,228
Corning, Inc.	2,957	109,143
CDW Corp.	537	96,064
Paramount Global — Class B	2,401	90,782
VeriSign, Inc.*	382	84,980
Omnicom Group, Inc.	827	70,196
FactSet Research Systems, Inc.	150	65,122
Etsy, Inc.*	501	62,264
NortonLifeLock, Inc.	2,303	61,076
Interpublic Group of Companies, Inc.	1,558	55,231
F5, Inc.*	240	50,148
Fox Corp. — Class A	1,250	49,313
Juniper Networks, Inc.	1,287	47,825
Lumen Technologies, Inc.	3,647	41,102
News Corp. — Class A	1,547	34,266
DISH Network Corp. — Class A*	988	31,270
Discovery, Inc. — Class C*	1,202	30,014
Fox Corp. — Class B	577	20,934
Discovery, Inc. — Class A*,1	671	16,721
News Corp. — Class B	479	10,787
Total Communications		21,734,946

Consumer, Cyclical - 9.2%
Tesla, Inc.*	3,313	3,570,089
Home Depot, Inc.	4,133	1,237,131
Costco Wholesale Corp.	1,755	1,010,617
Walmart, Inc.	5,599	833,803
McDonald’s Corp.	2,958	731,454
NIKE, Inc. — Class B	5,052	679,797
Lowe’s Companies, Inc.	2,667	539,241
Starbucks Corp.	4,553	414,186
Target Corp.	1,896	402,369
TJX Companies, Inc.	4,721	285,998
Ford Motor Co.	15,568	263,255
General Motors Co.*	5,751	251,549
Dollar General Corp.	917	204,152
Marriott International, Inc. — Class A*	1,083	190,337
O’Reilly Automotive, Inc.*	267	182,884
Chipotle Mexican Grill, Inc. — Class A*	111	175,605
AutoZone, Inc.*	82	167,656
Hilton Worldwide Holdings, Inc.*	1,103	167,369
Dollar Tree, Inc.*	890	142,534
Yum! Brands, Inc.	1,144	135,598
Fastenal Co.	2,278	135,313
Aptiv plc*	1,071	128,209
Walgreens Boots Alliance, Inc.	2,836	126,968

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® FUND

	Shares	Value
Ross Stores, Inc.	1,398	$126,463
PACCAR, Inc.	1,374	121,008
Cummins, Inc.	564	115,682
Southwest Airlines Co.*	2,344	107,355
Copart, Inc.*	845	106,022
Tractor Supply Co.	450	105,017
Delta Air Lines, Inc.*	2,533	100,231
DR Horton, Inc.	1,276	95,075
WW Grainger, Inc.	171	88,200
Ulta Beauty, Inc.*	214	85,219
Lennar Corp. — Class A	1,034	83,930
Best Buy Company, Inc.	857	77,901
Royal Caribbean Cruises Ltd.*	888	74,397
VF Corp.	1,278	72,667
Genuine Parts Co.	564	71,075
Darden Restaurants, Inc.	506	67,273
Pool Corp.	158	66,811
Caesars Entertainment, Inc.*	846	65,447
Carnival Corp.*	3,201	64,724
Live Nation Entertainment, Inc.*	535	62,937
MGM Resorts International	1,491	62,533
CarMax, Inc.*	640	61,747
United Airlines Holdings, Inc.*	1,282	59,433
Domino’s Pizza, Inc.	144	58,610
NVR, Inc.*	13	58,074
Las Vegas Sands Corp.*	1,361	52,902
Advance Auto Parts, Inc.	246	50,912
Bath & Body Works, Inc.	1,020	48,756
LKQ Corp.	1,061	48,180
American Airlines Group, Inc.*	2,564	46,793
Hasbro, Inc.	513	42,025
PulteGroup, Inc.	984	41,230
Whirlpool Corp.	233	40,258
Tapestry, Inc.	1,045	38,822
BorgWarner, Inc.	949	36,916
Norwegian Cruise Line Holdings Ltd.*,1	1,650	36,102
Wynn Resorts Ltd.*	417	33,252
Newell Brands, Inc.	1,499	32,093
Alaska Air Group, Inc.*	498	28,889
Penn National Gaming, Inc.*	658	27,912
PVH Corp.	276	21,144
Ralph Lauren Corp. — Class A	183	20,759
Under Armour, Inc. — Class C*	851	13,242
Under Armour, Inc. — Class A*	747	12,714
Total Consumer, Cyclical		14,706,846

Industrial - 7.3%
Union Pacific Corp.	2,521	688,762
United Parcel Service, Inc. — Class B	2,886	618,932
Raytheon Technologies Corp.	5,906	585,107
Honeywell International, Inc.	2,715	528,285
Caterpillar, Inc.	2,141	477,058
Deere & Co.	1,110	461,160
Lockheed Martin Corp.	959	423,303
Boeing Co.*	2,169	415,363
General Electric Co.	4,351	398,116
3M Co.	2,260	336,469
CSX Corp.	8,779	328,774
Norfolk Southern Corp.	949	270,674
Northrop Grumman Corp.	581	259,835
Waste Management, Inc.	1,523	241,395
Eaton Corporation plc	1,577	239,326
Illinois Tool Works, Inc.	1,131	236,831
Emerson Electric Co.	2,350	230,417
FedEx Corp.	965	223,291
General Dynamics Corp.	912	219,956
L3Harris Technologies, Inc.	777	193,061
Johnson Controls International plc	2,781	182,350
Amphenol Corp. — Class A	2,370	178,580
TE Connectivity Ltd.	1,288	168,702
Agilent Technologies, Inc.	1,188	157,208
Carrier Global Corp.	3,386	155,316
Parker-Hannifin Corp.	509	144,434
Trane Technologies plc	924	141,095
TransDigm Group, Inc.*	209	136,172
Otis Worldwide Corp.	1,682	129,430
Rockwell Automation, Inc.	460	128,814
Mettler-Toledo International, Inc.*	91	124,960
AMETEK, Inc.	916	121,993
Ball Corp.	1,282	115,380
Keysight Technologies, Inc.*	724	114,370
Old Dominion Freight Line, Inc.	369	110,213
Republic Services, Inc. — Class A	826	109,445
Vulcan Materials Co.	525	96,443
Martin Marietta Materials, Inc.	246	94,683
Stanley Black & Decker, Inc.	645	90,165
Dover Corp.	570	89,433
Teledyne Technologies, Inc.*	185	87,437
Fortive Corp.	1,419	86,460
Ingersoll Rand, Inc.	1,613	81,214
Generac Holdings, Inc.*	250	74,315
Trimble, Inc.*	994	71,707
Garmin Ltd.	601	71,285
Westinghouse Air Brake Technologies Corp.	739	71,070
Jacobs Engineering Group, Inc.	511	70,421
Expeditors International of Washington, Inc.	671	69,220
Amcor plc	5,992	67,889
J.B. Hunt Transport Services, Inc.	333	66,863
Textron, Inc.	872	64,859
Xylem, Inc.	714	60,876
Packaging Corporation of America	376	58,697
IDEX Corp.	300	57,519
CH Robinson Worldwide, Inc.	515	55,471
Howmet Aerospace, Inc.	1,502	53,982
Westrock Co.	1,042	49,005
Nordson Corp.	214	48,595
Masco Corp.	950	48,450
Snap-on, Inc.	211	43,356
Fortune Brands Home & Security, Inc.	537	39,888
Sealed Air Corp.	586	39,239
Allegion plc	354	38,862
Pentair plc	655	35,508

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® FUND

	Shares	Value
A O Smith Corp.	520	$33,223
Huntington Ingalls Industries, Inc.	158	31,511
Mohawk Industries, Inc.*	217	26,951
Total Industrial		11,569,174

Energy - 3.8%
Exxon Mobil Corp.	16,757	1,383,961
Chevron Corp.	7,630	1,242,393
ConocoPhillips	5,154	515,400
EOG Resources, Inc.	2,315	276,017
Schlumberger N.V.	5,555	229,477
Pioneer Natural Resources Co.	899	224,777
Occidental Petroleum Corp.	3,512	199,271
Marathon Petroleum Corp.	2,291	195,880
Valero Energy Corp.	1,618	164,292
Williams Companies, Inc.	4,809	160,669
Phillips 66	1,852	159,994
Devon Energy Corp.	2,492	147,352
Kinder Morgan, Inc.	7,718	145,947
Halliburton Co.	3,557	134,704
Baker Hughes Co.	3,584	130,493
ONEOK, Inc.	1,765	124,662
Hess Corp.	1,091	116,781
Enphase Energy, Inc.*	530	106,943
Diamondback Energy, Inc.	674	92,392
Coterra Energy, Inc. — Class A	3,219	86,816
Marathon Oil Corp.	3,081	77,364
SolarEdge Technologies, Inc.*	208	67,053
APA Corp.	1,438	59,433
Total Energy		6,042,071

Utilities - 2.6%
NextEra Energy, Inc.	7,766	657,858
Duke Energy Corp.	3,044	339,893
Southern Co.	4,195	304,179
Dominion Energy, Inc.	3,206	272,414
Sempra Energy	1,264	212,504
American Electric Power Company, Inc.	1,994	198,941
Exelon Corp.	3,877	184,662
Xcel Energy, Inc.	2,132	153,866
Public Service Enterprise Group, Inc.	2,001	140,070
Consolidated Edison, Inc.	1,400	132,552
WEC Energy Group, Inc.	1,249	124,663
Eversource Energy	1,361	120,027
American Water Works Company, Inc.	719	119,016
Edison International	1,504	105,430
FirstEnergy Corp.	2,257	103,506
DTE Energy Co.	767	101,405
Ameren Corp.	1,020	95,635
Entergy Corp.	795	92,816
PPL Corp.	2,971	84,852
CMS Energy Corp.	1,147	80,221
CenterPoint Energy, Inc.	2,489	76,263
Constellation Energy Corp.	1,292	72,675
AES Corp.	2,639	67,902
Atmos Energy Corp.	536	64,047
Evergy, Inc.	907	61,984
Alliant Energy Corp.	990	61,855
NiSource, Inc.	1,554	49,417
NRG Energy, Inc.	969	37,171
Pinnacle West Capital Corp.	446	34,833
Total Utilities		4,150,657

Basic Materials - 2.0%
Linde plc	2,029	648,123
Freeport-McMoRan, Inc.	5,811	289,039
Newmont Corp.	3,156	250,744
Sherwin-Williams Co.	954	238,138
Air Products and Chemicals, Inc.	877	219,171
Dow, Inc.	2,911	185,489
Ecolab, Inc.	987	174,265
Nucor Corp.	1,077	160,096
DuPont de Nemours, Inc.	2,030	149,367
International Flavors & Fragrances, Inc.	1,008	132,381
PPG Industries, Inc.	940	123,206
LyondellBasell Industries N.V. — Class A	1,041	107,036
Albemarle Corp.	463	102,392
Mosaic Co.	1,466	97,489
CF Industries Holdings, Inc.	849	87,498
International Paper Co.	1,533	70,748
FMC Corp.	502	66,048
Celanese Corp. — Class A	428	61,148
Eastman Chemical Co.	511	57,263
Total Basic Materials		3,219,641

Total Common Stocks
(Cost $97,294,561)		151,532,118

	Face Amount
U.S. TREASURY BILLS†† - 0.0%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	$61,000	60,992
Total U.S. Treasury Bills
(Cost $60,993)		60,992

REPURCHASE AGREEMENTS††,4 - 5.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[5]	5,672,590	5,672,590
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[5]	2,184,828	2,184,828
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[5]	568,055	568,055
Total Repurchase Agreements
(Cost $8,425,473)		8,425,473

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P 500® FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	31,265	$31,265
Total Securities Lending Collateral
(Cost $31,265)		31,265

Total Investments - 100.5%
(Cost $105,812,292)		$160,049,848
Other Assets & Liabilities, net - (0.5)%		(865,683)
Total Net Assets - 100.0%		$159,184,165

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	13	Jun 2022	$2,943,038	$75,134

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	0.72% (U.S. Secured Overnight Financing Rate + 0.45%)	At Maturity	04/13/22	159	$718,980	$48,389
BNP Paribas	S&P 500 Index	Pay	0.93% (Federal Funds Rate + 0.60%)	At Maturity	04/14/22	164	744,511	24,678
Goldman Sachs International	S&P 500 Index	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	04/14/22	699	3,167,944	19,890
							$4,631,435	$92,957

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$151,532,118	$—	$—	$151,532,118
U.S. Treasury Bills	—	60,992	—	60,992
Repurchase Agreements	—	8,425,473	—	8,425,473
Securities Lending Collateral	31,265	—	—	31,265
Equity Futures Contracts**	75,134	—	—	75,134
Equity Index Swap Agreements**	—	92,957	—	92,957
Total Assets	$151,638,517	$8,579,422	$—	$160,217,939

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $30,831 of securities loaned (cost $97,386,819)	$151,624,375
Repurchase agreements, at value (cost $8,425,473)	8,425,473
Cash	2,352
Segregated cash with broker	175,315
Unrealized appreciation on OTC swap agreements	92,957
Receivables:
Fund shares sold	6,755,961
Dividends	86,814
Interest	63
Securities lending income	6
Total assets	167,163,316

Liabilities:
Segregated cash due to broker	150,000
Payable for:
Securities purchased	5,909,248
Fund shares redeemed	1,393,646
Swap settlement	122,638
Management fees	93,187
Variation margin on futures contracts	44,362
Distribution and service fees	37,010
Transfer agent and administrative fees	33,423
Return of securities lending collateral	31,265
Portfolio accounting fees	18,638
Trustees’ fees*	1,935
Miscellaneous	143,799
Total liabilities	7,979,151
Commitments and contingent liabilities (Note 11)	—
Net assets	$159,184,165

Net assets consist of:
Paid in capital	$127,551,697
Total distributable earnings (loss)	31,632,468
Net assets	$159,184,165

A-Class:
Net assets	$18,855,815
Capital shares outstanding	265,970
Net asset value per share	$70.89
Maximum offering price per share (Net asset value divided by 95.25%)	$74.43

C-Class:
Net assets	$10,272,998
Capital shares outstanding	169,214
Net asset value per share	$60.71

H-Class:
Net assets	$130,055,352
Capital shares outstanding	1,834,283
Net asset value per share	$70.90

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $463)	$2,456,098
Interest	3,468
Income from securities lending, net	130
Total investment income	2,459,696

Expenses:
Management fees	1,407,463
Distribution and service fees:
A-Class	54,964
C-Class	118,633
H-Class	384,536
Transfer agent and administrative fees	521,365
Portfolio accounting fees	281,496
Professional fees	69,298
Custodian fees	24,705
Trustees’ fees*	22,967
Interest expense	20
Miscellaneous	133,119
Total expenses	3,018,566
Net investment loss	(558,870)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(57,657)
Swap agreements	1,496,344
Futures contracts	(188,892)
Net realized gain	1,249,795
Net change in unrealized appreciation (depreciation) on:
Investments	16,067,865
Swap agreements	50,391
Futures contracts	75,134
Net change in unrealized appreciation (depreciation)	16,193,390
Net realized and unrealized gain	17,443,185
Net increase in net assets resulting from operations	$16,884,315

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(558,870)	$(286,741)
Net realized gain on investments	1,249,795	28,856,852
Net change in unrealized appreciation (depreciation) on investments	16,193,390	28,537,668
Net increase in net assets resulting from operations	16,884,315	57,107,779

Distributions to shareholders:
A-Class	(331,339)	(2,097,148)
C-Class	(163,855)	(1,988,516)
H-Class	(2,286,541)	(17,353,786)
Total distributions to shareholders	(2,781,735)	(21,439,450)

Capital share transactions:
Proceeds from sale of shares
A-Class	52,642,627	81,748,960
C-Class	12,658,121	10,752,839
H-Class	919,080,240	770,668,766
Distributions reinvested
A-Class	312,707	2,020,425
C-Class	145,929	1,870,486
H-Class	2,276,597	17,262,763
Cost of shares redeemed
A-Class	(55,161,701)	(82,637,657)
C-Class	(15,655,773)	(12,101,344)
H-Class	(925,522,755)	(805,526,433)
Net decrease from capital share transactions	(9,224,008)	(15,941,195)
Net increase in net assets	4,878,572	19,727,134

Net assets:
Beginning of year	154,305,593	134,578,459
End of year	$159,184,165	$154,305,593

Capital share activity:
Shares sold
A-Class	756,957	1,376,150
C-Class	206,893	204,841
H-Class	13,170,805	13,337,703
Shares issued from reinvestment of distributions
A-Class	4,242	34,379
C-Class	2,306	36,734
H-Class	30,877	293,734
Shares redeemed
A-Class	(791,006)	(1,389,174)
C-Class	(260,813)	(237,843)
H-Class	(13,327,429)	(14,090,159)
Net decrease in shares	(207,168)	(433,635)

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.06	$46.64	$51.55	$48.72	$45.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.08)	.17	.15	.13
Net gain (loss) on investments (realized and unrealized)	8.94	24.50	(4.54)	3.45	5.44
Total from investment operations	8.76	24.42	(4.37)	3.60	5.57
Less distributions from:
Net investment income	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$70.89	$63.06	$46.64	$51.55	$48.72

Total Return[b]	13.82%	53.64%	(8.67%)	7.59%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,856	$18,653	$12,798	$20,307	$21,041
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.13%)	0.31%	0.30%	0.27%
Total expenses	1.56%	1.65%	1.68%	1.67%	1.58%
Portfolio turnover rate	268%	284%	227%	157%	151%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$54.52	$41.37	$46.12	$44.00	$41.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.46)	(.24)	(.20)	(.19)
Net gain (loss) on investments (realized and unrealized)	7.72	21.61	(3.97)	3.09	4.94
Total from investment operations	7.12	21.15	(4.21)	2.89	4.75
Less distributions from:
Net investment income	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$60.71	$54.52	$41.37	$46.12	$44.00

Total Return[b]	12.99%	52.49%	(9.35%)	6.78%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,273	$12,040	$8,981	$14,599	$20,484
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.88%)	(0.50%)	(0.45%)	(0.44%)
Total expenses	2.31%	2.39%	2.43%	2.41%	2.33%
Portfolio turnover rate	268%	284%	227%	157%	151%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.07	$46.64	$51.54	$48.71	$45.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.08)	.15	.16	.15
Net gain (loss) on investments (realized and unrealized)	8.94	24.51	(4.51)	3.44	5.42
Total from investment operations	8.76	24.43	(4.36)	3.60	5.57
Less distributions from:
Net investment income	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$70.90	$63.07	$46.64	$51.54	$48.71

Total Return	13.84%	53.64%	(8.65%)	7.59%	12.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,055	$123,613	$112,799	$120,014	$178,533
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.13%)	0.28%	0.32%	0.31%
Total expenses	1.56%	1.65%	1.68%	1.66%	1.58%
Portfolio turnover rate	268%	284%	227%	157%	151%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500® Index. Inverse S&P 500® Strategy Fund Investor Class returned -16.19%, while the S&P 500® Index returned 15.65% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Health Care, and Financials.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Walt Disney Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.9%
Total	20.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(16.19%)	(16.10%)	(14.95%)
A-Class Shares	(16.40%)	(16.32%)	(15.17%)
A-Class Shares with sales charge‡	(20.36%)	(17.13%)	(15.58%)
C-Class Shares	(17.03%)	(16.94%)	(15.80%)
C-Class Shares with CDSC§	(17.86%)	(16.94%)	(15.80%)
S&P 500 Index	15.65%	15.99%	14.64%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(16.37%)	(16.32%)	(14.37%)
S&P 500 Index	15.65%	15.99%	13.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 20.1%
Guggenheim Strategy Fund II1	262,625	$6,447,447
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	426,990	4,180,234
Total Mutual Funds
(Cost $10,738,043)		10,627,681

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 41.7%
Federal Home Loan Bank
0.14% due 04/01/22[2]	$10,000,000	10,000,000
0.37% due 05/26/22[2]	6,000,000	5,995,596
0.17% due 04/27/22[2]	5,000,000	4,999,350
0.81% due 09/14/22[2]	1,000,000	996,443
Total Federal Agency Discount Notes
(Cost $21,992,223)		21,991,389

FEDERAL AGENCY NOTES†† - 16.2%
Federal Farm Credit Bank
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	3,040,000	3,041,551
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	3,000,000	3,000,321
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	1,500,000	1,499,970
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	1,000,000	999,913
Total Federal Agency Notes
(Cost $8,540,048)		8,541,755

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	300,000	299,831
Total U.S. Treasury Bills
(Cost $299,954)		299,831

REPURCHASE AGREEMENTS††,4 - 26.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	9,354,534	9,354,534
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	3,602,949	3,602,949
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	936,766	936,766
Total Repurchase Agreements
(Cost $13,894,249)		13,894,249

Total Investments - 104.9%
(Cost $55,464,517)		$55,354,905
Other Assets & Liabilities, net - (4.9)%		(2,590,632)
Total Net Assets - 100.0%		$52,764,273

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	Receive	0.53% (Federal Funds Rate + 0.20%)	At Maturity	04/14/22	154	$696,378	$(27,741)
Barclays Bank plc	S&P 500 Index	Receive	0.57% (U.S. Secured Overnight Financing Rate + 0.30%)	At Maturity	04/13/22	1,266	5,737,708	(255,657)
Goldman Sachs International	S&P 500 Index	Receive	0.68% (Federal Funds Rate + 0.35%)	At Maturity	04/14/22	10,235	46,369,007	(1,269,186)
							$52,803,093	$(1,552,584)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
INVERSE S&P 500® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,627,681	$—	$—	$10,627,681
Federal Agency Discount Notes	—	21,991,389	—	21,991,389
Federal Agency Notes	—	8,541,755	—	8,541,755
U.S. Treasury Bills	—	299,831	—	299,831
Repurchase Agreements	—	13,894,249	—	13,894,249
Total Assets	$10,627,681	$44,727,224	$—	$55,354,905

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$1,552,584	$—	$1,552,584

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,060,175	$—	$(500,000)	$3,802	$(116,530)	$6,447,447	262,625	$95,057
Guggenheim Ultra Short Duration Fund — Institutional Class	5,253,327	—	(1,000,000)	3,349	(76,442)	4,180,234	426,990	43,005
	$12,313,502	$—	$(1,500,000)	$7,151	$(192,972)	$10,627,681		$138,062

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $30,832,225)	$30,832,975
Investments in affiliated issuers, at value (cost $10,738,043)	10,627,681
Repurchase agreements, at value (cost $13,894,249)	13,894,249
Segregated cash with broker	500,000
Receivables:
Fund shares sold	295,230
Dividends	12,659
Interest	6,410
Total assets	56,169,204

Liabilities:
Unrealized depreciation on OTC swap agreements	1,552,584
Payable for:
Swap settlement	986,549
Fund shares redeemed	764,035
Management fees	41,658
Transfer agent and administrative fees	12,700
Portfolio accounting fees	4,721
Distribution and service fees	1,934
Trustees’ fees*	531
Miscellaneous	40,219
Total liabilities	3,404,931
Commitments and contingent liabilities (Note 11)	—
Net assets	$52,764,273

Net assets consist of:
Paid in capital	$319,904,474
Total distributable earnings (loss)	(267,140,201)
Net assets	$52,764,273

Investor Class:
Net assets	$47,555,439
Capital shares outstanding	1,646,795
Net asset value per share	$28.88

A-Class:
Net assets	$1,829,277
Capital shares outstanding	69,284
Net asset value per share	$26.40
Maximum offering price per share (Net asset value divided by 95.25%)	$27.72

C-Class:
Net assets	$761,834
Capital shares outstanding	32,984
Net asset value per share	$23.10

H-Class:
Net assets	$2,617,723
Capital shares outstanding	99,129
Net asset value per share	$26.41

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$138,062
Interest	85,531
Total investment income	223,593

Expenses:
Management fees	417,663
Distribution and service fees:
A-Class	4,525
C-Class	8,437
H-Class	3,859
Transfer agent and administrative fees	130,163
Portfolio accounting fees	46,407
Professional fees	21,004
Trustees’ fees*	7,605
Custodian fees	6,296
Interest expense	97
Line of credit fees	31
Miscellaneous	26,528
Total expenses	672,615
Less:
Expenses waived by Adviser	(11,661)
Net expenses	660,954
Net investment loss	(437,361)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,757
Investments in affiliated issuers	7,151
Swap agreements	(6,811,134)
Futures contracts	(997,487)
Net realized loss	(7,798,713)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(55,587)
Investments in affiliated issuers	(192,972)
Swap agreements	(1,043,583)
Futures contracts	24,089
Net change in unrealized appreciation (depreciation)	(1,268,053)
Net realized and unrealized loss	(9,066,766)
Net decrease in net assets resulting from operations	$(9,504,127)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(437,361)	$(1,056,314)
Net realized loss on investments	(7,798,713)	(48,009,356)
Net change in unrealized appreciation (depreciation) on investments	(1,268,053)	(610,739)
Net decrease in net assets resulting from operations	(9,504,127)	(49,676,409)

Distributions to shareholders:
Investor Class	—	(277,176)
A-Class	—	(9,604)
C-Class	—	(3,226)
H-Class	—	(10,602)
Total distributions to shareholders	—	(300,608)

Capital share transactions:
Proceeds from sale of shares
Investor Class	68,440,551	178,190,566
A-Class	3,806,708	12,807,868
C-Class	3,987,812	2,841,557
H-Class	26,613,905	63,823,950
Distributions reinvested
Investor Class	—	272,737
A-Class	—	9,367
C-Class	—	3,194
H-Class	—	10,599
Cost of shares redeemed
Investor Class	(66,318,411)	(167,214,983)
A-Class	(3,196,902)	(16,491,894)
C-Class	(3,447,814)	(6,780,375)
H-Class	(24,476,613)	(69,316,249)
Net increase (decrease) from capital share transactions	5,409,236	(1,843,663)
Net decrease in net assets	(4,094,891)	(51,820,680)

Net assets:
Beginning of year	56,859,164	108,679,844
End of year	$52,764,273	$56,859,164

Capital share activity:
Shares sold
Investor Class	2,252,560	3,928,771
A-Class	136,807	303,444
C-Class	163,439	70,485
H-Class	949,204	1,571,175
Shares issued from reinvestment of distributions
Investor Class	—	7,211
A-Class	—	270
C-Class	—	104
H-Class	—	305
Shares redeemed
Investor Class	(2,170,879)	(3,878,838)
A-Class	(116,290)	(399,699)
C-Class	(146,568)	(191,634)
H-Class	(879,621)	(1,711,838)
Net increase (decrease) in shares	188,652	(300,244)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$34.46	$56.92	$56.77	$61.76	$70.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.47)	.31	.46	(.07)
Net gain (loss) on investments (realized and unrealized)	(5.30)	(21.84)	.26	(5.45)	(8.52)
Total from investment operations	(5.58)	(22.31)	.57	(4.99)	(8.59)
Less distributions from:
Net investment income	—	(.15)	(.42)	—	—
Total distributions	—	(.15)	(.42)	—	—
Net asset value, end of period	$28.88	$34.46	$56.92	$56.77	$61.76

Total Return	(16.19%)	(39.21%)	1.10%	(8.08%)	(12.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,555	$53,937	$85,839	$46,105	$57,342
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(1.12%)	0.58%	0.78%	(0.10%)
Total expenses[b]	1.41%	1.51%	1.53%	1.52%	1.43%
Net expenses[c]	1.39%	1.50%	1.51%	1.51%	1.43%
Portfolio turnover rate	—	—	—	—	56%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$31.58	$52.33	$52.36	$57.11	$65.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.56)	.21	.27	(.22)
Net gain (loss) on investments (realized and unrealized)	(4.86)	(20.04)	.18	(5.02)	(7.89)
Total from investment operations	(5.18)	(20.60)	.39	(4.75)	(8.11)
Less distributions from:
Net investment income	—	(.15)	(.42)	—	—
Total distributions	—	(.15)	(.42)	—	—
Net asset value, end of period	$26.40	$31.58	$52.33	$52.36	$57.11

Total Return[d]	(16.40%)	(39.38%)	0.85%	(8.32%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,829	$1,540	$7,575	$3,306	$4,637
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.39%)	0.43%	0.50%	(0.37%)
Total expenses[b]	1.66%	1.78%	1.78%	1.76%	1.68%
Net expenses[c]	1.64%	1.77%	1.76%	1.76%	1.68%
Portfolio turnover rate	—	—	—	—	56%

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$27.84	$46.49	$46.92	$51.56	$59.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.80)	(.22)	(.13)	(.63)
Net gain (loss) on investments (realized and unrealized)	(4.28)	(17.70)	.21	(4.51)	(7.15)
Total from investment operations	(4.74)	(18.50)	(.01)	(4.64)	(7.78)
Less distributions from:
Net investment income	—	(.15)	(.42)	—	—
Total distributions	—	(.15)	(.42)	—	—
Net asset value, end of period	$23.10	$27.84	$46.49	$46.92	$51.56

Total Return[d]	(17.03%)	(39.82%)	0.09%	(9.00%)	(13.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$762	$449	$6,376	$2,681	$4,203
Ratios to average net assets:
Net investment income (loss)	(1.92%)	(2.16%)	(0.51%)	(0.27%)	(1.14%)
Total expenses[b]	2.41%	2.54%	2.53%	2.51%	2.43%
Net expenses[c]	2.39%	2.53%	2.51%	2.51%	2.43%
Portfolio turnover rate	—	—	—	—	56%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$31.58	$52.32	$52.35	$57.11	$65.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.56)	.17	.29	(.27)
Net gain (loss) on investments (realized and unrealized)	(4.85)	(20.03)	.22	(5.05)	(7.84)
Total from investment operations	(5.17)	(20.59)	.39	(4.76)	(8.11)
Less distributions from:
Net investment income	—	(.15)	(.42)	—	—
Total distributions	—	(.15)	(.42)	—	—
Net asset value, end of period	$26.41	$31.58	$52.32	$52.35	$57.11

Total Return	(16.37%)	(39.37%)	0.85%	(8.33%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,618	$933	$8,890	$6,772	$4,672
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.38%)	0.34%	0.52%	(0.45%)
Total expenses[b]	1.66%	1.78%	1.78%	1.77%	1.69%
Net expenses[c]	1.64%	1.76%	1.76%	1.76%	1.69%
Portfolio turnover rate	—	—	—	—	56%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2022, the Monthly Rebalance NASDAQ-100 2X Strategy Fund H-Class returned 23.46%, while the NASDAQ-100 Index returned 14.14%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Netflix, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods. Investors in the Fund should actively monitor and manage their investments to ensure they are consistent with their strategies. The effects of compounding are discussed in more detail on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	17.4%
Guggenheim Strategy Fund II	8.8%
Apple, Inc.	7.5%
Microsoft Corp.	6.1%
Amazon.com, Inc.	4.4%
Tesla, Inc.	2.9%
NVIDIA Corp.	2.5%
Alphabet, Inc. — Class C	2.3%
Alphabet, Inc. — Class A	2.2%
Meta Platforms, Inc. — Class A	2.0%
Top Ten Total	56.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	23.48%	42.40%	35.50%
A-Class Shares with sales charge‡	17.62%	41.02%	34.60%
C-Class Shares	22.55%	41.34%	34.45%
C-Class Shares with CDSC§	21.55%	41.34%	34.45%
H-Class Shares	23.46%	42.38%	35.93%
NASDAQ-100 Index	14.14%	23.41%	19.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 60.0%

Technology - 28.2%
Apple, Inc.	53,027	$9,259,044
Microsoft Corp.	24,360	7,510,432
NVIDIA Corp.	11,432	3,119,335
Broadcom, Inc.	2,208	1,390,333
Adobe, Inc.*	2,546	1,160,009
Intel Corp.	21,951	1,087,891
Advanced Micro Devices, Inc.*	8,773	959,240
QUALCOMM, Inc.	6,075	928,381
Texas Instruments, Inc.	4,979	913,547
Intuit, Inc.	1,526	733,762
Applied Materials, Inc.	4,762	627,632
Micron Technology, Inc.	6,036	470,144
Analog Devices, Inc.	2,821	465,973
Lam Research Corp.	752	404,283
Fiserv, Inc.*	3,516	356,522
Activision Blizzard, Inc.	4,201	336,542
Marvell Technology, Inc.	4,549	326,209
ASML Holding N.V. — Class G	447	298,565
KLA Corp.	812	297,241
Fortinet, Inc.*	867	296,289
Synopsys, Inc.*	825	274,948
Paychex, Inc.	1,945	265,434
NXP Semiconductor N.V.	1,415	261,888
Crowdstrike Holdings, Inc. — Class A*	1,122	254,784
Autodesk, Inc.*	1,186	254,219
Cognizant Technology Solutions Corp. — Class A	2,828	253,587
Workday, Inc. — Class A*	1,057	253,109
Cadence Design Systems, Inc.*	1,495	245,868
Microchip Technology, Inc.	2,997	225,195
Atlassian Corporation plc — Class A*	761	223,605
Datadog, Inc. — Class A*	1,425	215,845
Electronic Arts, Inc.	1,515	191,663
Zscaler, Inc.*	755	182,166
Zoom Video Communications, Inc. — Class A*	1,306	153,102
ANSYS, Inc.*	470	149,295
Splunk, Inc.*	856	127,210
Skyworks Solutions, Inc.	884	117,819
DocuSign, Inc.*	1,067	114,297
NetEase, Inc. ADR	1,129	101,260
Total Technology		34,806,668

Communications - 16.9%
Amazon.com, Inc.*	1,653	5,388,697
Alphabet, Inc. — Class C*	1,026	2,865,608
Alphabet, Inc. — Class A*	977	2,717,379
Meta Platforms, Inc. — Class A*	11,235	2,498,215
Cisco Systems, Inc.	22,394	1,248,690
Comcast Corp. — Class A	24,387	1,141,799
Netflix, Inc.*	2,393	896,394
T-Mobile US, Inc.*	6,735	864,437
Booking Holdings, Inc.*	220	516,659
Charter Communications, Inc. — Class A*	931	507,879
Airbnb, Inc. — Class A*	2,001	343,692
Palo Alto Networks, Inc.*	531	330,553
MercadoLibre, Inc.*	272	323,539
JD.com, Inc. ADR*	3,215	186,052
eBay, Inc.	3,167	181,342
Baidu, Inc. ADR*	1,303	172,387
Match Group, Inc.*	1,537	167,133
Sirius XM Holdings, Inc.[1]	21,283	140,894
VeriSign, Inc.*	594	132,141
Okta, Inc.*	801	120,919
Pinduoduo, Inc. ADR*	2,385	95,662
Total Communications		20,840,071

Consumer, Non-cyclical - 6.9%
PepsiCo, Inc.	7,458	1,248,320
PayPal Holdings, Inc.*	6,280	726,282
Amgen, Inc.	3,003	726,185
Intuitive Surgical, Inc.*	1,928	581,639
Automatic Data Processing, Inc.	2,264	515,151
Mondelez International, Inc. — Class A	7,483	469,783
Gilead Sciences, Inc.	6,759	401,823
Regeneron Pharmaceuticals, Inc.*	575	401,591
Moderna, Inc.*	2,172	374,149
Vertex Pharmaceuticals, Inc.*	1,371	357,790
Illumina, Inc.*	846	295,592
Keurig Dr Pepper, Inc.	7,645	289,745
Dexcom, Inc.*	523	267,567
Kraft Heinz Co.	6,597	259,856
IDEXX Laboratories, Inc.*	454	248,365
Cintas Corp.	558	237,368
Monster Beverage Corp.*	2,854	228,035
AstraZeneca plc ADR	3,075	203,995
Verisk Analytics, Inc. — Class A	869	186,513
Align Technology, Inc.*	425	185,300
Biogen, Inc.*	792	166,795
Seagen, Inc.*	990	142,610
Total Consumer, Non-cyclical		8,514,454

Consumer, Cyclical - 6.2%
Tesla, Inc.*	3,358	3,618,581
Costco Wholesale Corp.	2,390	1,376,281
Starbucks Corp.	6,201	564,105
Marriott International, Inc. — Class A*	1,759	309,144
O’Reilly Automotive, Inc.*	359	245,901
Lululemon Athletica, Inc.*	665	242,878
Lucid Group, Inc.*,1	8,912	226,365
Walgreens Boots Alliance, Inc.	4,654	208,360
Dollar Tree, Inc.*	1,213	194,262
Fastenal Co.	3,103	184,318
Ross Stores, Inc.	1,905	172,326
PACCAR, Inc.	1,873	164,955
Copart, Inc.*	1,279	160,476
Total Consumer, Cyclical		7,667,952

Industrial - 1.1%
Honeywell International, Inc.	3,697	719,362
CSX Corp.	11,824	442,809

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Old Dominion Freight Line, Inc.	619	$184,883
Total Industrial		1,347,054

Utilities - 0.7%
American Electric Power Company, Inc.	2,718	271,175
Exelon Corp.	5,284	251,677
Xcel Energy, Inc.	2,934	211,747
Constellation Energy Corp.	1,760	99,000
Total Utilities		833,599

Total Common Stocks
(Cost $71,959,038)		74,009,798

MUTUAL FUNDS† - 26.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,184,878	21,389,957
Guggenheim Strategy Fund II2	444,159	10,904,111
Total Mutual Funds
(Cost $32,517,128)		32,294,068

	Face Amount
U.S. TREASURY BILLS†† - 2.8%
U.S. Treasury Bills
0.24% due 06/02/22[3,4]	$1,772,000	1,771,004
0.12% due 05/05/22[4,5]	1,590,000	1,589,778
Total U.S. Treasury Bills
(Cost $3,361,095)		3,360,782

REPURCHASE AGREEMENTS††,6 - 3.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	2,760,848	2,760,848
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	1,063,356	1,063,356
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	276,472	276,472
Total Repurchase Agreements
(Cost $4,100,676)		4,100,676

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[8]	278,215	278,215
Total Securities Lending Collateral
(Cost $278,215)		278,215

Total Investments - 92.5%
(Cost $112,216,152)		$114,043,539
Other Assets & Liabilities, net - 7.5%		9,302,834
Total Net Assets - 100.0%		$123,346,373

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	53	Jun 2022	$15,763,260	$1,320,078

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	0.77% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	04/13/22	7,023	$104,206,492	$7,686,869
Goldman Sachs International	NASDAQ-100 Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	3,138	46,570,598	785,695
BNP Paribas	NASDAQ-100 Index	Pay	0.98% (Federal Funds Rate + 0.65%)	At Maturity	04/14/22	411	6,092,315	450,110
							$156,869,405	$8,922,674

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$74,009,798	$—	$—	$74,009,798
Mutual Funds	32,294,068	—	—	32,294,068
U.S. Treasury Bills	—	3,360,782	—	3,360,782
Repurchase Agreements	—	4,100,676	—	4,100,676
Securities Lending Collateral	278,215	—	—	278,215
Equity Futures Contracts**	1,320,078	—	—	1,320,078
Equity Index Swap Agreements**	—	8,922,674	—	8,922,674
Total Assets	$107,902,159	$16,384,132	$—	$124,286,291

**	This derivative is reported as unrealized appreciation/depreciation at period end.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,090,677	$1,000,000	$—	$—	$(186,566)	$10,904,111	444,159	$145,914
Guggenheim Ultra Short Duration Fund — Institutional Class	21,748,256	8,000,000	(8,000,000)	(27,152)	(331,147)	21,389,957	2,184,878	192,833
	$31,838,933	$9,000,000	$(8,000,000)	$(27,152)	$(517,713)	$32,294,068		$338,747

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $260,766 of securities loaned (cost $75,598,348)	$77,648,795
Investments in affiliated issuers, at value (cost $32,517,128)	32,294,068
Repurchase agreements, at value (cost $4,100,676)	4,100,676
Segregated cash with broker	6,168,000
Unrealized appreciation on OTC swap agreements	8,922,674
Receivables:
Swap settlement	33,981,470
Fund shares sold	10,693,446
Investment Adviser	59,428
Dividends	50,949
Securities lending income	763
Interest	31
Total assets	173,920,300

Liabilities:
Overdraft due to custodian bank	18
Segregated cash due to broker	45,430,000
Payable for:
Securities purchased	3,940,487
Return of securities lending collateral	278,215
Variation margin on futures contracts	212,530
Fund shares redeemed	193,482
Management fees	138,581
Transfer agent and administrative fees	42,693
Distribution and service fees	40,578
Portfolio accounting fees	14,941
Trustees’ fees*	3,597
Miscellaneous	278,805
Total liabilities	50,573,927
Commitments and contingent liabilities (Note 11)	—
Net assets	$123,346,373

Net assets consist of:
Paid in capital	$153,423,437
Total distributable earnings (loss)	(30,077,064)
Net assets	$123,346,373

A-Class:
Net assets	$8,375,868
Capital shares outstanding	19,510
Net asset value per share	$429.31
Maximum offering price per share (Net asset value divided by 95.25%)	$450.72

C-Class:
Net assets	$1,432,817
Capital shares outstanding	3,547
Net asset value per share	$403.95

H-Class:
Net assets	$113,537,688
Capital shares outstanding	257,892
Net asset value per share	$440.25

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,998)	$1,985,702
Dividends from securities of affiliated issuers	338,747
Interest	28,008
Income from securities lending, net	11,597
Total investment income	2,364,054

Expenses:
Management fees	3,406,099
Distribution and service fees:
A-Class	19,439
C-Class	19,633
H-Class	921,790
Transfer agent and administrative fees	1,045,745
Portfolio accounting fees	333,112
Professional fees	120,376
Custodian fees	48,846
Trustees’ fees*	37,835
Interest expense	6,287
Line of credit fees	2,608
Miscellaneous	435,640
Total expenses	6,397,410
Less:
Expenses waived by Adviser	(1,333,345)
Net expenses	5,064,065
Net investment loss	(2,700,011)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,890,921
Investments in affiliated issuers	(27,152)
Swap agreements	15,622,342
Futures contracts	(1,708,197)
Net realized gain	22,777,914
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,613,868)
Investments in affiliated issuers	(517,713)
Swap agreements	7,376,006
Futures contracts	1,064,700
Net change in unrealized appreciation (depreciation)	2,309,125
Net realized and unrealized gain	25,087,039
Net increase in net assets resulting from operations	$22,387,028

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,700,011)	$(1,693,675)
Net realized gain on investments	22,777,914	188,330,597
Net change in unrealized appreciation (depreciation) on investments	2,309,125	9,542,041
Net increase in net assets resulting from operations	22,387,028	196,178,963

Distributions to shareholders:
A-Class	(193,566)	(432,118)
C-Class	(52,927)	(107,529)
H-Class	(12,143,000)	(18,988,998)
Total distributions to shareholders	(12,389,493)	(19,528,645)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,112,055	9,606,083
C-Class	984,013	1,448,846
H-Class	3,520,837,476	1,221,379,062
Distributions reinvested
A-Class	178,884	339,817
C-Class	47,659	102,321
H-Class	12,085,255	18,765,952
Cost of shares redeemed
A-Class	(9,230,951)	(10,958,122)
C-Class	(1,549,695)	(1,479,784)
H-Class	(3,519,147,202)	(1,343,395,643)
Net increase (decrease) from capital share transactions	15,317,494	(104,191,468)
Net increase in net assets	25,315,029	72,458,850

Net assets:
Beginning of year	98,031,344	25,572,494
End of year	$123,346,373	$98,031,344

Capital share activity:
Shares sold
A-Class	24,788	36,828
C-Class	2,325	5,768
H-Class	8,244,418	4,521,174
Shares issued from reinvestment of distributions
A-Class	346	1,061
C-Class	98	336
H-Class	22,788	57,156
Shares redeemed
A-Class	(21,111)	(39,563)
C-Class	(4,065)	(4,971)
H-Class	(8,258,466)	(4,484,693)
Net increase in shares	11,121	93,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$355.42	$141.86	$134.54	$113.31	$79.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.11)	(1.74)	.23	.25	(.23)
Net gain (loss) on investments (realized and unrealized)	88.53	233.57	7.28	20.98	34.22
Total from investment operations	85.42	231.83	7.51	21.23	33.99
Less distributions from:
Net investment income	—	—	(.19)	—	—
Net realized gains	(11.53)	(18.27)	—	—	—
Total distributions	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$429.31	$355.42	$141.86	$134.54	$113.31

Total Return[b]	23.48%	164.83%	5.56%	18.74%	42.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,376	$5,504	$2,434	$3,077	$1,990
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(0.60%)	0.15%	0.19%	(0.23%)
Total expenses[c]	1.69%	1.77%	1.83%	1.81%	1.71%
Net expenses[d,e]	1.32%	1.33%	1.34%	1.35%	1.35%
Portfolio turnover rate	922%	509%	990%	467%	385%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$337.38	$136.06	$130.01	$110.32	$77.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(6.08)	(3.70)	(.83)	(.64)	(1.00)
Net gain (loss) on investments (realized and unrealized)	84.18	223.29	7.07	20.33	33.53
Total from investment operations	78.10	219.59	6.24	19.69	32.53
Less distributions from:
Net investment income	—	—	(.19)	—	—
Net realized gains	(11.53)	(18.27)	—	—	—
Total distributions	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$403.95	$337.38	$136.06	$130.01	$110.32

Total Return[b]	22.55%	162.86%	4.77%	17.85%	41.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,433	$1,751	$552	$476	$170
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.34%)	(0.55%)	(0.52%)	(1.02%)
Total expenses[c]	2.44%	2.52%	2.58%	2.57%	2.46%
Net expenses[d,e]	2.07%	2.08%	2.09%	2.11%	2.10%
Portfolio turnover rate	922%	509%	990%	467%	385%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$364.34	$145.23	$137.80	$116.07	$81.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.35)	(1.81)	.12	.19	(.25)
Net gain (loss) on investments (realized and unrealized)	90.79	239.19	7.50	21.54	35.07
Total from investment operations	87.44	237.38	7.62	21.73	34.82
Less distributions from:
Net investment income	—	—	(.19)	—	—
Net realized gains	(11.53)	(18.27)	—	—	—
Total distributions	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$440.25	$364.34	$145.23	$137.80	$116.07

Total Return	23.46%	164.81%	5.51%	18.72%	42.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,538	$90,776	$22,586	$128,354	$25,304
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.60%)	0.08%	0.15%	(0.24%)
Total expenses[c]	1.69%	1.77%	1.82%	1.81%	1.71%
Net expenses[d,e]	1.33%	1.33%	1.34%	1.35%	1.35%
Portfolio turnover rate	922%	509%	990%	467%	385%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	03/31/22	03/31/21	03/31/20	03/31/19	03/29/18
A-Class	1.32%	1.33%	1.33%	1.35%	1.35%
C-Class	2.06%	2.08%	2.08%	2.10%	2.10%
H-Class	1.33%	1.33%	1.34%	1.35%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse NASDAQ-100 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index. Inverse NASDAQ-100® Strategy Fund Investor Class returned -16.97%, while the NASDAQ-100® Index returned 14.14%.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc. - Class A, PayPal Holdings, Inc., and Netflix, Inc.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.3%
Total	10.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(16.97%)	(22.37%)	(19.34%)
A-Class Shares	(17.21%)	(22.57%)	(19.45%)
A-Class Shares with sales charge‡	(21.15%)	(23.32%)	(19.84%)
C-Class Shares	(17.85%)	(23.16%)	(20.17%)
C-Class Shares with CDSC§	(18.67%)	(23.16%)	(20.17%)
NASDAQ-100 Index	14.14%	23.41%	19.68%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(17.16%)	(22.58%)	(19.87%)
NASDAQ-100 Index	14.14%	23.41%	18.61%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.3%
Guggenheim Strategy Fund II1	49,399	$1,212,754
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,169	853,381
Total Mutual Funds
(Cost $2,033,556)		2,066,135

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 37.4%
Federal Home Loan Bank
0.15% due 04/05/22[2]	$4,000,000	3,999,933
0.15% due 04/18/22[2]	3,500,000	3,499,736
Total Federal Agency Discount Notes
(Cost $7,499,669)		7,499,669

FEDERAL AGENCY NOTES†† - 16.1%
Federal Farm Credit Bank
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	2,500,000	2,499,950
0.75% (3 Month U.S. Treasury Bill Rate + 0.27%, Rate Floor: 0.00%) due 05/16/22◊	500,000	500,245
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	240,000	240,122
Total Federal Agency Notes
(Cost $3,239,880)		3,240,317

U.S. GOVERNMENT SECURITIES†† - 10.0%
U.S. Treasury Notes
2.00% due 07/31/22	2,000,000	2,008,125
Total U.S. Government Securities
(Cost $2,012,571)		2,008,125

U.S. TREASURY BILLS†† - 2.7%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	500,000	499,719
0.12% due 05/05/22[2,4]	35,000	34,995
Total U.S. Treasury Bills
(Cost $534,920)		534,714

REPURCHASE AGREEMENTS††,5 - 74.4%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	10,052,887	10,052,887
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	3,871,923	3,871,923
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	1,006,700	1,006,700
Total Repurchase Agreements
(Cost $14,931,510)		14,931,510

Total Investments - 150.9%
(Cost $30,252,106)		$30,280,470
Other Assets & Liabilities, net - (50.9)%		(10,219,961)
Total Net Assets - 100.0%		$20,060,509

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	1	Jun 2022	$297,420	$(22,787)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	Receive	0.62% (U.S. Secured Overnight Financing Rate + 0.35%)	At Maturity	04/13/22	129	$1,909,829	$(88,727)
Goldman Sachs International	NASDAQ-100 Index	Receive	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	329	4,886,677	(112,301)
BNP Paribas	NASDAQ-100 Index	Receive	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	874	12,972,397	(468,349)
							$19,768,903	$(669,377)

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,066,135	$—	$—	$2,066,135
Federal Agency Discount Notes	—	7,499,669	—	7,499,669
Federal Agency Notes	—	3,240,317	—	3,240,317
U.S. Government Securities	—	2,008,125	—	2,008,125
U.S. Treasury Bills	—	534,714	—	534,714
Repurchase Agreements	—	14,931,510	—	14,931,510
Total Assets	$2,066,135	$28,214,335	$—	$30,280,470

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$22,787	$—	$—	$22,787
Equity Index Swap Agreements**	—	669,377	—	669,377
Total Liabilities	$22,787	$669,377	$—	$692,164

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,534,196	$—	$(300,000)	$4,104	$(25,546)	$1,212,754	49,399	$19,742
Guggenheim Ultra Short Duration Fund — Institutional Class	1,518,853	—	(650,000)	5,620	(21,092)	853,381	87,169	11,188
	$3,053,049	$—	$(950,000)	$9,724	$(46,638)	$2,066,135		$30,930

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $13,287,040)	$13,282,825
Investments in affiliated issuers, at value (cost $2,033,556)	2,066,135
Repurchase agreements, at value (cost $14,931,510)	14,931,510
Segregated cash with broker	170,000
Receivables:
Fund shares sold	179,200
Interest	7,692
Variation margin on futures contracts	4,010
Dividends	2,442
Total assets	30,643,814

Liabilities:
Unrealized depreciation on OTC swap agreements	669,377
Payable for:
Swap settlement	9,725,527
Fund shares redeemed	90,008
Management fees	50,459
Transfer agent and administrative fees	15,132
Portfolio accounting fees	5,625
Distribution and service fees	1,547
Trustees’ fees*	315
Miscellaneous	25,315
Total liabilities	10,583,305
Commitments and contingent liabilities (Note 11)	—
Net assets	$20,060,509

Net assets consist of:
Paid in capital	$89,263,173
Total distributable earnings (loss)	(69,202,664)
Net assets	$20,060,509

Investor Class:
Net assets	$14,901,708
Capital shares outstanding	685,880
Net asset value per share	$21.73

A-Class:
Net assets	$1,885,189
Capital shares outstanding	90,278
Net asset value per share	$20.88
Maximum offering price per share (Net asset value divided by 95.25%)	$21.92

C-Class:
Net assets	$706,929
Capital shares outstanding	40,832
Net asset value per share	$17.31

H-Class:
Net assets	$2,566,683
Capital shares outstanding	124,792
Net asset value per share	$20.57

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$30,930
Interest	20,730
Total investment income	51,660

Expenses:
Management fees	202,029
Distribution and service fees:
A-Class	3,181
C-Class	4,324
H-Class	1,754
Transfer agent and administrative fees	62,828
Portfolio accounting fees	22,447
Professional fees	7,997
Trustees’ fees*	3,508
Custodian fees	3,021
Interest expense	55
Miscellaneous	24,853
Total expenses	335,997
Less:
Expenses waived by Adviser	(3,067)
Net expenses	332,930
Net investment loss	(281,270)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,729
Investments in affiliated issuers	9,724
Swap agreements	(10,736,780)
Futures contracts	(1,340,185)
Net realized loss	(12,065,512)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8,961)
Investments in affiliated issuers	(46,638)
Swap agreements	(1,787,198)
Futures contracts	22,144
Net change in unrealized appreciation (depreciation)	(1,820,653)
Net realized and unrealized loss	(13,886,165)
Net decrease in net assets resulting from operations	$(14,167,435)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(281,270)	$(384,495)
Net realized loss on investments	(12,065,512)	(19,290,991)
Net change in unrealized appreciation (depreciation) on investments	(1,820,653)	1,019,702
Net decrease in net assets resulting from operations	(14,167,435)	(18,655,784)

Distributions to shareholders:
Investor Class	—	(22,226)
A-Class	—	(1,054)
C-Class	—	(91)
H-Class	—	(508)
Total distributions to shareholders	—	(23,879)

Capital share transactions:
Proceeds from sale of shares
Investor Class	256,389,834	144,882,020
A-Class	4,856,561	3,667,695
C-Class	940,381	193,217
H-Class	4,811,372	6,088,524
Distributions reinvested
Investor Class	—	22,181
A-Class	—	1,054
C-Class	—	91
H-Class	—	508
Cost of shares redeemed
Investor Class	(253,810,120)	(160,545,957)
A-Class	(4,197,327)	(2,125,089)
C-Class	(265,042)	(281,311)
H-Class	(2,415,101)	(5,965,750)
Net increase (decrease) from capital share transactions	6,310,558	(14,062,817)
Net decrease in net assets	(7,856,877)	(32,742,480)

Net assets:
Beginning of year	27,917,386	60,659,866
End of year	$20,060,509	$27,917,386

Capital share activity:
Shares sold
Investor Class	11,021,776	3,947,180
A-Class	221,643	119,568
C-Class	52,144	7,518
H-Class	225,001	185,652
Shares issued from reinvestment of distributions
Investor Class	—	785
A-Class	—	39
C-Class	—	4
H-Class	—	19
Shares redeemed
Investor Class	(11,330,224)	(4,198,573)
A-Class	(190,427)	(71,894)
C-Class	(14,793)	(10,068)
H-Class	(113,775)	(184,954)
Net decrease in shares	(128,655)	(204,724)

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$26.17	$47.65	$54.72	$63.05	$77.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.40)	.09	.56	.11
Net gain (loss) on investments (realized and unrealized)	(4.16)	(21.05)	(6.83)	(8.89)	(14.74)
Total from investment operations	(4.44)	(21.45)	(6.74)	(8.33)	(14.63)
Less distributions from:
Net investment income	—	(.03)	(.33)	—	—
Total distributions	—	(.03)	(.33)	—	—
Net asset value, end of period	$21.73	$26.17	$47.65	$54.72	$63.05

Total Return	(16.97%)	(45.03%)	(12.32%)	(13.21%)	(18.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,902	$26,018	$59,321	$6,473	$5,474
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.28%)	0.17%	0.93%	0.16%
Total expenses[b]	1.46%	1.54%	1.57%	1.56%	1.46%
Net expenses[c]	1.44%	1.52%	1.54%	1.54%	1.46%
Portfolio turnover rate	23%	37%	37%	38%	—

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$25.22	$46.04	$53.01	$61.24	$75.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.45)	.19	.41	(.08)
Net gain (loss) on investments (realized and unrealized)	(4.03)	(20.34)	(6.83)	(8.64)	(14.31)
Total from investment operations	(4.34)	(20.79)	(6.64)	(8.23)	(14.39)
Less distributions from:
Net investment income	—	(.03)	(.33)	—	—
Total distributions	—	(.03)	(.33)	—	—
Net asset value, end of period	$20.88	$25.22	$46.04	$53.01	$61.24

Total Return[d]	(17.21%)	(45.17%)	(12.53%)	(13.44%)	(19.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,885	$1,489	$523	$835	$1,037
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.51%)	0.39%	0.72%	(0.12%)
Total expenses[b]	1.70%	1.78%	1.81%	1.81%	1.72%
Net expenses[c]	1.68%	1.76%	1.76%	1.79%	1.72%
Portfolio turnover rate	23%	37%	37%	38%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$21.07	$38.76	$45.03	$52.43	$65.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.60)	(.17)	(.06)	(.48)
Net gain (loss) on investments (realized and unrealized)	(3.38)	(17.06)	(5.77)	(7.34)	(12.32)
Total from investment operations	(3.76)	(17.66)	(5.94)	(7.40)	(12.80)
Less distributions from:
Net investment income	—	(.03)	(.33)	—	—
Total distributions	—	(.03)	(.33)	—	—
Net asset value, end of period	$17.31	$21.07	$38.76	$45.03	$52.43

Total Return[d]	(17.85%)	(45.58%)	(13.19%)	(14.11%)	(19.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$707	$73	$234	$128	$881
Ratios to average net assets:
Net investment income (loss)	(2.16%)	(2.26%)	(0.41%)	(0.13%)	(0.84%)
Total expenses[b]	2.45%	2.55%	2.57%	2.53%	2.46%
Net expenses[c]	2.43%	2.54%	2.53%	2.53%	2.46%
Portfolio turnover rate	23%	37%	37%	38%	—

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$24.83	$45.36	$52.24	$60.37	$74.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.46)	(.02)	.37	.07
Net gain (loss) on investments (realized and unrealized)	(3.94)	(20.04)	(6.53)	(8.50)	(14.26)
Total from investment operations	(4.26)	(20.50)	(6.55)	(8.13)	(14.19)
Less distributions from:
Net investment income	—	(.03)	(.33)	—	—
Total distributions	—	(.03)	(.33)	—	—
Net asset value, end of period	$20.57	$24.83	$45.36	$52.24	$60.37

Total Return	(17.16%)	(45.21%)	(12.54%)	(13.47%)	(19.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,567	$337	$583	$341	$2,403
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.51%)	(0.05%)	0.63%	0.11%
Total expenses[b]	1.72%	1.79%	1.82%	1.81%	1.71%
Net expenses[c]	1.71%	1.78%	1.79%	1.79%	1.71%
Portfolio turnover rate	23%	37%	37%	38%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for midcap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Mid-Cap 1.5x Strategy Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index. Mid-Cap 1.5x Strategy Fund H-Class returned 3.49%, while the S&P MidCap 400 Index returned 4.59% over the same period.

The sectors contributing the most to the return of the underlying index for the period were Real Estate, Financials, and Energy. The sectors detracting the most were Consumer Discretionary, Consumer Staples, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Targa Resources Corp., and Alcoa Corp. The holdings detracting the most were Boston Beer Co., Inc. - Class A, Scotts Miracle-Gro Co. - Class A, and Sunrun, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	6.0%
Guggenheim Strategy Fund II	1.6%
Targa Resources Corp.	0.6%
Camden Property Trust	0.5%
Alcoa Corp.	0.5%
Steel Dynamics, Inc.	0.5%
Cleveland-Cliffs, Inc.	0.5%
Wolfspeed, Inc.	0.5%
Cognex Corp.	0.4%
Darling Ingredients, Inc.	0.4%
Top Ten Total	11.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	3.49%	11.67%	14.50%
A-Class Shares with sales charge‡	(1.43%)	10.59%	13.95%
C-Class Shares	2.71%	10.84%	13.65%
C-Class Shares with CDSC§	1.87%	10.84%	13.65%
H-Class Shares	3.49%	11.67%	14.53%
S&P MidCap 400 Index	4.59%	11.10%	12.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 75.1%

Financial - 18.4%
Camden Property Trust REIT	482	$80,108
Medical Properties Trust, Inc. REIT	2,813	59,467
First Horizon Corp.	2,518	59,148
Jones Lang LaSalle, Inc.*	238	56,992
Rexford Industrial Realty, Inc. REIT	755	56,316
Alleghany Corp.*	65	55,055
Life Storage, Inc. REIT	387	54,346
East West Bancorp, Inc.	669	52,864
Lamar Advertising Co. — Class A REIT	410	47,634
Webster Financial Corp.	848	47,590
American Financial Group, Inc.	312	45,433
Apartment Income REIT Corp.	740	39,560
EastGroup Properties, Inc. REIT	192	39,030
First Industrial Realty Trust, Inc. REIT	614	38,013
Kilroy Realty Corp. REIT	495	37,828
Commerce Bancshares, Inc.	521	37,298
Cullen/Frost Bankers, Inc.	269	37,232
National Retail Properties, Inc. REIT	828	37,210
American Campus Communities, Inc. REIT	656	36,716
Brixmor Property Group, Inc. REIT	1,404	36,237
Omega Healthcare Investors, Inc. REIT	1,126	35,086
Old Republic International Corp.	1,346	34,821
Western Union Co.	1,856	34,782
Reinsurance Group of America, Inc. — Class A	317	34,699
STORE Capital Corp. REIT	1,158	33,848
Voya Financial, Inc.	509	33,772
Synovus Financial Corp.	684	33,516
First American Financial Corp.	517	33,512
Stifel Financial Corp.	493	33,475
Pinnacle Financial Partners, Inc.	359	33,057
RenaissanceRe Holdings Ltd.	207	32,812
Unum Group	964	30,376
Prosperity Bancshares, Inc.	434	30,111
Jefferies Financial Group, Inc.	912	29,959
SEI Investments Co.	496	29,864
Cousins Properties, Inc. REIT	702	28,284
Rayonier, Inc. REIT	685	28,167
Janus Henderson Group plc	797	27,911
Spirit Realty Capital, Inc. REIT	602	27,704
Douglas Emmett, Inc. REIT	827	27,638
Interactive Brokers Group, Inc. — Class A	412	27,155
Affiliated Managers Group, Inc.	192	27,063
First Financial Bankshares, Inc.	605	26,693
Cadence Bank	888	25,983
Valley National Bancorp	1,986	25,858
Glacier Bancorp, Inc.	512	25,743
Primerica, Inc.	186	25,449
Selective Insurance Group, Inc.	284	25,378
Hanover Insurance Group, Inc.	168	25,119
Wintrust Financial Corp.	269	24,998
SL Green Realty Corp. REIT	302	24,516
Bank OZK	570	24,339
PacWest Bancorp	564	24,325
National Storage Affiliates Trust REIT	386	24,225
SLM Corp.	1,315	24,143
Kite Realty Group Trust REIT	1,032	23,499
New York Community Bancorp, Inc.	2,192	23,498
Kinsale Capital Group, Inc.	101	23,030
Old National Bancorp	1,392	22,801
Highwoods Properties, Inc. REIT	495	22,641
United Bankshares, Inc.	643	22,428
Park Hotels & Resorts, Inc. REIT	1,115	21,776
Essent Group Ltd.	521	21,470
Hancock Whitney Corp.	410	21,381
RLI Corp.	188	20,798
Evercore, Inc. — Class A	184	20,483
MGIC Investment Corp.	1,510	20,461
Hudson Pacific Properties, Inc. REIT	719	19,952
FNB Corp.	1,602	19,945
UMB Financial Corp.	203	19,723
EPR Properties REIT	353	19,313
Umpqua Holdings Corp.	1,021	19,256
Healthcare Realty Trust, Inc. REIT	695	19,099
Brighthouse Financial, Inc.*	367	18,959
Physicians Realty Trust REIT	1,038	18,207
PotlatchDeltic Corp. REIT	326	17,190
Sabra Health Care REIT, Inc.	1,078	16,051
Home BancShares, Inc.	710	16,046
Associated Banc-Corp.	705	16,046
Kemper Corp.	283	16,001
Cathay General Bancorp	357	15,976
PS Business Parks, Inc. REIT	95	15,968
Bank of Hawaii Corp.	190	15,945
JBG SMITH Properties REIT	539	15,750
Macerich Co. REIT	1,005	15,718
Federated Hermes, Inc. — Class B	456	15,531
Pebblebrook Hotel Trust REIT	620	15,178
Corporate Office Properties Trust REIT	529	15,098
CNO Financial Group, Inc.	568	14,251
Texas Capital Bancshares, Inc.*	239	13,697
Alliance Data Systems Corp.	235	13,195
Fulton Financial Corp.	761	12,648
Navient Corp.	726	12,371
International Bancshares Corp.	251	10,595
Washington Federal, Inc.	307	10,076
Mercury General Corp.	125	6,875
Total Financial		2,687,384

Industrial - 14.8%
Cognex Corp.	834	64,343
Carlisle Companies, Inc.	247	60,742
Builders FirstSource, Inc.*	903	58,280
Graco, Inc.	802	55,915
AECOM	666	51,155
Regal Rexnord Corp.	319	47,461
Hubbell, Inc.	257	47,229
Axon Enterprise, Inc.*	323	44,487
Owens Corning	474	43,371
Middleby Corp.*	262	42,952
AGCO Corp.	290	42,349

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Toro Co.	495	$42,318
Tetra Tech, Inc.	255	42,060
Jabil, Inc.	676	41,729
Lennox International, Inc.	159	41,000
Knight-Swift Transportation Holdings, Inc.	782	39,460
Lincoln Electric Holdings, Inc.	278	38,311
Arrow Electronics, Inc.*	322	38,199
Woodward, Inc.	298	37,223
AptarGroup, Inc.	310	36,425
II-VI, Inc.*	502	36,390
Trex Company, Inc.*	543	35,474
Universal Display Corp.	204	34,058
XPO Logistics, Inc.*	465	33,852
Coherent, Inc.*	117	31,983
Oshkosh Corp.	315	31,705
Acuity Brands, Inc.	165	31,234
ITT, Inc.	404	30,385
Saia, Inc.*	124	30,233
Donaldson Company, Inc.	582	30,223
Sonoco Products Co.	463	28,965
Littelfuse, Inc.	116	28,932
Chart Industries, Inc.*,1	168	28,857
EMCOR Group, Inc.	252	28,383
TopBuild Corp.*	156	28,297
Curtiss-Wright Corp.	186	27,930
nVent Electric plc	793	27,580
Landstar System, Inc.	178	26,848
Clean Harbors, Inc.*	236	26,347
Louisiana-Pacific Corp.	415	25,780
Stericycle, Inc.*	434	25,571
MDU Resources Group, Inc.	959	25,557
Colfax Corp.*	641	25,505
Crane Co.	235	25,446
National Instruments Corp.	622	25,247
MasTec, Inc.*	278	24,214
Eagle Materials, Inc.	186	23,875
Valmont Industries, Inc.	100	23,860
Hexcel Corp.	395	23,491
MSA Safety, Inc.	172	22,825
Simpson Manufacturing Company, Inc.	205	22,353
Flowserve Corp.	614	22,043
GATX Corp.	168	20,719
Kirby Corp.*	283	20,430
Vontier Corp.	797	20,236
TD SYNNEX Corp.	195	20,126
Ryder System, Inc.	253	20,070
Timken Co.	325	19,727
Fluor Corp.*	667	19,136
Avnet, Inc.	466	18,915
Silgan Holdings, Inc.	396	18,307
Watts Water Technologies, Inc. — Class A	130	18,147
Mercury Systems, Inc.*	268	17,272
EnerSys	195	14,541
Dycom Industries, Inc.*	142	13,527
Trinity Industries, Inc.	386	13,263
Vishay Intertechnology, Inc.	626	12,270
Belden, Inc.	212	11,745
Terex Corp.	329	11,732
Werner Enterprises, Inc.	283	11,603
Kennametal, Inc.	392	11,215
Energizer Holdings, Inc.	309	9,505
Greif, Inc. — Class A	125	8,133
Worthington Industries, Inc.	154	7,917
Vicor Corp.*	101	7,126
Total Industrial		2,154,114

Consumer, Non-cyclical - 12.0%
Darling Ingredients, Inc.*	763	61,330
Service Corporation International	778	51,208
Avis Budget Group, Inc.*	189	49,764
Repligen Corp.*	242	45,518
Jazz Pharmaceuticals plc*	290	45,144
Tenet Healthcare Corp.*	505	43,410
Neurocrine Biosciences, Inc.*	447	41,906
Syneos Health, Inc.*	489	39,584
Paylocity Holding Corp.*	188	38,685
United Therapeutics Corp.*	212	38,035
WEX, Inc.*	212	37,831
Performance Food Group Co.*	730	37,164
Envista Holdings Corp.*	761	37,068
Chemed Corp.	73	36,978
Penumbra, Inc.*	166	36,873
Masimo Corp.*	240	34,929
Tandem Diabetes Care, Inc.*	300	34,887
Exelixis, Inc.*	1,492	33,824
Encompass Health Corp.	469	33,351
GXO Logistics, Inc.*	465	33,173
Euronet Worldwide, Inc.*	249	32,407
Bruker Corp.	479	30,800
ASGN, Inc.*	246	28,711
Acadia Healthcare Company, Inc.*	425	27,850
Globus Medical, Inc. — Class A*	373	27,520
Ingredion, Inc.	314	27,365
HealthEquity, Inc.*	394	26,571
Amedisys, Inc.*	154	26,533
Halozyme Therapeutics, Inc.*	664	26,480
FTI Consulting, Inc.*	162	25,470
LHC Group, Inc.*	149	25,121
Perrigo Company plc	631	24,250
Flowers Foods, Inc.	937	24,090
ManpowerGroup, Inc.	256	24,043
Arrowhead Pharmaceuticals, Inc.*	497	22,857
Helen of Troy Ltd.*	114	22,326
Medpace Holdings, Inc.*	136	22,248
Integra LifeSciences Holdings Corp.*	343	22,041
ICU Medical, Inc.*	95	21,151
LivaNova plc*	251	20,539
H&R Block, Inc.	776	20,207
Quidel Corp.*	179	20,130
Sanderson Farms, Inc.	100	18,749
Option Care Health, Inc.*	653	18,650
Post Holdings, Inc.*	269	18,631
Grand Canyon Education, Inc.*	187	18,159

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
STAAR Surgical Co.*	224	$17,900
Sabre Corp.*	1,525	17,431
Boston Beer Company, Inc. — Class A*	44	17,093
Insperity, Inc.	169	16,971
Sprouts Farmers Market, Inc.*	529	16,918
Progyny, Inc.*	329	16,911
R1 RCM, Inc.*	629	16,832
Brink’s Co.	232	15,776
Neogen Corp.*	508	15,667
Haemonetics Corp.*	241	15,236
Hain Celestial Group, Inc.*	431	14,827
Coty, Inc. — Class A*	1,621	14,573
Lancaster Colony Corp.	93	13,871
NuVasive, Inc.*	244	13,835
Grocery Outlet Holding Corp.*	412	13,505
Patterson Companies, Inc.	410	13,272
BellRing Brands, Inc.*	527	12,163
LiveRamp Holdings, Inc.*	322	12,040
Graham Holdings Co. — Class B	19	11,618
John Wiley & Sons, Inc. — Class A	205	10,871
PROG Holdings, Inc.*	268	7,710
Pilgrim’s Pride Corp.*	230	5,773
Total Consumer, Non-cyclical		1,744,354

Consumer, Cyclical - 11.5%
Williams-Sonoma, Inc.	344	49,880
GameStop Corp. — Class A*	292	48,641
Watsco, Inc.	156	47,524
BJ’s Wholesale Club Holdings, Inc.*	641	43,338
Lithia Motors, Inc. — Class A	143	42,917
Five Below, Inc.*	264	41,810
Lear Corp.	281	40,068
Kohl’s Corp.	656	39,662
Wyndham Hotels & Resorts, Inc.	439	37,179
Mattel, Inc.*	1,652	36,691
Churchill Downs, Inc.	163	36,150
Capri Holdings Ltd.*	696	35,768
Deckers Outdoor Corp.*	129	35,316
Casey’s General Stores, Inc.	175	34,680
Macy’s, Inc.	1,411	34,372
Gentex Corp.	1,115	32,524
Marriott Vacations Worldwide Corp.	201	31,698
Dick’s Sporting Goods, Inc.[1]	297	29,706
Brunswick Corp.	364	29,444
Harley-Davidson, Inc.	726	28,604
Polaris, Inc.	269	28,331
Texas Roadhouse, Inc. — Class A	329	27,547
RH*	83	27,065
Scientific Games Corp. — Class A*	456	26,790
Univar Solutions, Inc.*	807	25,937
Skechers USA, Inc. — Class A*	636	25,923
Boyd Gaming Corp.	387	25,457
Tempur Sealy International, Inc.	907	25,324
Toll Brothers, Inc.	530	24,921
YETI Holdings, Inc.*	413	24,772
Hanesbrands, Inc.	1,646	24,509
IAA, Inc.*	636	24,327
Travel + Leisure Co.	407	23,581
Scotts Miracle-Gro Co. — Class A	191	23,485
JetBlue Airways Corp.*	1,499	22,410
Choice Hotels International, Inc.	155	21,973
Leggett & Platt, Inc.	629	21,889
Murphy USA, Inc.	108	21,596
Crocs, Inc.*	278	21,239
Avient Corp.	431	20,688
Thor Industries, Inc.	262	20,619
Fox Factory Holding Corp.*	198	19,394
Goodyear Tire & Rubber Co.*	1,324	18,920
MSC Industrial Direct Company, Inc. — Class A	222	18,917
AutoNation, Inc.*	188	18,721
Carter’s, Inc.	200	18,398
Wendy’s Co.	832	18,279
Adient plc*	447	18,224
Victoria’s Secret & Co.*	342	17,565
Wingstop, Inc.	141	16,546
Papa John’s International, Inc.	153	16,108
Six Flags Entertainment Corp.*	365	15,877
Taylor Morrison Home Corp. — Class A*	579	15,760
Columbia Sportswear Co.	163	14,757
Visteon Corp.*	132	14,405
Nordstrom, Inc.	526	14,260
Gap, Inc.	1,004	14,136
FirstCash Holdings, Inc.	190	13,365
Cracker Barrel Old Country Store, Inc.	111	13,179
KB Home	404	13,082
Callaway Golf Co.*	553	12,951
MillerKnoll, Inc.	357	12,338
Foot Locker, Inc.	412	12,220
American Eagle Outfitters, Inc.[1]	724	12,163
Dana, Inc.	680	11,948
Ollie’s Bargain Outlet Holdings, Inc.*	277	11,900
Nu Skin Enterprises, Inc. — Class A	235	11,252
Tri Pointe Homes, Inc.*	524	10,522
Urban Outfitters, Inc.*	310	7,784
Total Consumer, Cyclical		1,677,326

Technology - 6.7%
Wolfspeed, Inc.*	582	66,266
Fair Isaac Corp.*	124	57,841
Aspen Technology, Inc.*	314	51,926
Manhattan Associates, Inc.*	298	41,336
Lattice Semiconductor Corp.*	646	39,374
MKS Instruments, Inc.	262	39,300
Synaptics, Inc.*	186	37,107
KBR, Inc.	661	36,176
Genpact Ltd.	804	34,982
Concentrix Corp.	202	33,645
Lumentum Holdings, Inc.*	341	33,282
CACI International, Inc. — Class A*	110	33,139
Azenta, Inc.	353	29,257
Silicon Laboratories, Inc.*	181	27,186
CDK Global, Inc.	551	26,823
Power Integrations, Inc.	279	25,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Teradata Corp.*	512	$25,236
CMC Materials, Inc.	135	25,029
NCR Corp.*	622	24,998
Science Applications International Corp.	269	24,794
Cirrus Logic, Inc.*	270	22,893
Sailpoint Technologies Holdings, Inc.*	440	22,519
Qualys, Inc.*	158	22,501
Ziff Davis, Inc.*	227	21,969
Maximus, Inc.	292	21,885
Semtech Corp.*	304	21,079
Envestnet, Inc.*	258	19,206
Digital Turbine, Inc.*	416	18,225
SiTime Corp.*	71	17,595
ACI Worldwide, Inc.*	554	17,445
CommVault Systems, Inc.*	210	13,933
Blackbaud, Inc.*	211	12,633
Xerox Holdings Corp.	579	11,679
Kyndryl Holdings, Inc.*	845	11,086
Amkor Technology, Inc.	473	10,274
Total Technology		978,477

Basic Materials - 4.3%
Alcoa Corp.	868	78,146
Steel Dynamics, Inc.	889	74,169
Cleveland-Cliffs, Inc.*	2,254	72,602
Reliance Steel & Aluminum Co.	295	54,088
RPM International, Inc.	612	49,841
United States Steel Corp.	1,231	46,458
Royal Gold, Inc.	309	43,656
Olin Corp.	665	34,766
Valvoline, Inc.	846	26,700
Ashland Global Holdings, Inc.	250	24,602
Commercial Metals Co.	573	23,848
Chemours Co.	754	23,736
Cabot Corp.	267	18,265
Sensient Technologies Corp.	198	16,622
Ingevity Corp.*	185	11,853
NewMarket Corp.	33	10,705
Minerals Technologies, Inc.	157	10,386
Total Basic Materials		620,443

Energy - 3.2%
Targa Resources Corp.	1,080	81,508
Equities Corp.	1,418	48,793
First Solar, Inc.*	466	39,023
NOV, Inc.	1,851	36,298
Range Resources Corp.*	1,178	35,788
PDC Energy, Inc.	459	33,360
Sunrun, Inc.*	976	29,641
HF Sinclair Corp.*	705	28,094
Murphy Oil Corp.	684	27,627
DT Midstream, Inc.	456	24,743
ChampionX Corp.	953	23,329
CNX Resources Corp.*	955	19,788
Antero Midstream Corp.	1,531	16,642
Equitrans Midstream Corp.	1,917	16,179
SunPower Corp. — Class A*,1	392	8,420
Total Energy		469,233

Utilities - 2.5%
Essential Utilities, Inc.	1,084	55,425
OGE Energy Corp.	944	38,496
UGI Corp.	989	35,822
National Fuel Gas Co.	432	29,678
IDACORP, Inc.	238	27,456
Southwest Gas Holdings, Inc.	302	23,644
Black Hills Corp.	301	23,183
ONE Gas, Inc.	253	22,325
Hawaiian Electric Industries, Inc.	515	21,790
New Jersey Resources Corp.	453	20,774
PNM Resources, Inc.	405	19,306
Spire, Inc.	244	17,509
ALLETE, Inc.	248	16,611
NorthWestern Corp.	255	15,425
Total Utilities		367,444

Communications - 1.7%
Ciena Corp.*	730	44,260
New York Times Co. — Class A	788	36,122
Cable One, Inc.	24	35,142
Iridium Communications, Inc.*	624	25,159
TEGNA, Inc.	1,043	23,363
Mimecast Ltd.*	293	23,311
Viasat, Inc.*	351	17,129
World Wrestling Entertainment, Inc. — Class A1	207	12,925
TripAdvisor, Inc.*	468	12,692
Calix, Inc.*	259	11,114
Yelp, Inc. — Class A*	324	11,052
Total Communications		252,269

Total Common Stocks
(Cost $10,097,375)		10,951,044

MUTUAL FUNDS† - 7.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	88,750	868,866
Guggenheim Strategy Fund II2	9,844	241,661
Total Mutual Funds
(Cost $1,123,598)		1,110,527

	Face Amount
U.S. TREASURY BILLS†† - 5.7%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$750,000	749,578
0.12% due 05/05/22[4,5]	82,000	81,989
Total U.S. Treasury Bills
(Cost $831,877)		831,567

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 1.7%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	$163,168	$163,168
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	62,845	62,845
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	16,340	16,340
Total Repurchase Agreements
(Cost $242,353)		242,353

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[8]	71,069	71,069
Total Securities Lending Collateral
(Cost $71,069)		71,069

Total Investments - 90.6%
(Cost $12,366,272)		$13,206,560
Other Assets & Liabilities, net - 9.4%		1,367,558
Total Net Assets - 100.0%		$14,574,118

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	6	Jun 2022	$1,612,620	$59,511

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	Pay	0.62% (U.S. Secured Overnight Financing Rate + 0.35%)	At Maturity	04/13/22	2,658	$7,160,183	$90,528
BNP Paribas	S&P MidCap 400 Index	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	04/14/22	263	709,724	32,705
Goldman Sachs International	S&P MidCap 400 Index	Pay	0.73% (Federal Funds Rate + 0.40%)	At Maturity	04/14/22	547	1,474,036	(9,204)
							$9,343,943	$114,029

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,951,044	$—	$—	$10,951,044
Mutual Funds	1,110,527	—	—	1,110,527
U.S. Treasury Bills	—	831,567	—	831,567
Repurchase Agreements	—	242,353	—	242,353
Securities Lending Collateral	71,069	—	—	71,069
Equity Futures Contracts**	59,511	—	—	59,511
Equity Index Swap Agreements**	—	123,233	—	123,233
Total Assets	$12,192,151	$1,197,153	$—	$13,389,304

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$9,204	$—	$9,204

**	This derivative is reported as unrealized appreciation/depreciation at period end.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
MID-CAP 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,260,878	$100,000	$(1,110,000)	$(648)	$(8,569)	$241,661	9,844	$13,208
Guggenheim Ultra Short Duration Fund — Institutional Class	2,351,937	180,000	(1,650,000)	—	(13,071)	868,866	88,750	10,871
	$3,612,815	$280,000	$(2,760,000)	$(648)	$(21,640)	$1,110,527		$24,079

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $68,174 of securities loaned (cost $11,000,321)	$11,853,680
Investments in affiliated issuers, at value (cost $1,123,598)	1,110,527
Repurchase agreements, at value (cost $242,353)	242,353
Cash	81
Unrealized appreciation on OTC swap agreements	123,233
Receivables:
Securities sold	981,574
Fund shares sold	468,255
Swap settlement	359,301
Dividends	12,204
Securities lending income	62
Interest	2
Total assets	15,151,272

Liabilities:
Segregated cash due to broker	440,000
Unrealized depreciation on OTC swap agreements	9,204
Payable for:
Return of securities lending collateral	71,069
Variation margin on futures contracts	24,000
Management fees	10,493
Transfer agent and administrative fees	3,188
Distribution and service fees	3,110
Fund shares redeemed	1,363
Portfolio accounting fees	1,185
Trustees’ fees*	175
Miscellaneous	13,367
Total liabilities	577,154
Commitments and contingent liabilities (Note 11)	—
Net assets	$14,574,118

Net assets consist of:
Paid in capital	$14,046,255
Total distributable earnings (loss)	527,863
Net assets	$14,574,118

A-Class:
Net assets	$4,016,901
Capital shares outstanding	34,765
Net asset value per share	$115.54
Maximum offering price per share (Net asset value divided by 95.25%)	$121.30

C-Class:
Net assets	$230,630
Capital shares outstanding	2,436
Net asset value per share	$94.68

H-Class:
Net assets	$10,326,587
Capital shares outstanding	88,969
Net asset value per share	$116.07

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$156,478
Dividends from securities of affiliated issuers	24,079
Interest	1,027
Income from securities lending, net	137
Total investment income	181,721

Expenses:
Management fees	150,939
Distribution and service fees:
A-Class	10,900
C-Class	3,703
H-Class	30,102
Transfer agent and administrative fees	46,844
Portfolio accounting fees	16,771
Professional fees	6,785
Custodian fees	2,413
Trustees’ fees*	2,403
Interest expense	74
Line of credit fees	53
Miscellaneous	10,656
Total expenses	281,643
Less:
Expenses waived by Adviser	(2,953)
Net expenses	278,690
Net investment loss	(96,969)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,808,087
Investments in affiliated issuers	(648)
Swap agreements	565,296
Futures contracts	(3,944)
Net realized gain	2,368,791
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,209,641)
Investments in affiliated issuers	(21,640)
Swap agreements	(158,091)
Futures contracts	62,218
Net change in unrealized appreciation (depreciation)	(2,327,154)
Net realized and unrealized gain	41,637
Net decrease in net assets resulting from operations	$(55,332)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(96,969)	$(115,010)
Net realized gain on investments	2,368,791	15,185,252
Net change in unrealized appreciation (depreciation) on investments	(2,327,154)	3,188,486
Net increase (decrease) in net assets resulting from operations	(55,332)	18,258,728

Distributions to shareholders:
A-Class	(726,986)	(10,762)
C-Class	(50,174)	(3,249)
H-Class	(1,524,994)	(75,702)
Total distributions to shareholders	(2,302,154)	(89,713)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,340,606	2,852,099
C-Class	27,769	274,431
H-Class	54,280,706	117,613,646
Distributions reinvested
A-Class	721,957	10,667
C-Class	46,932	3,249
H-Class	1,493,574	72,127
Cost of shares redeemed
A-Class	(1,758,868)	(2,938,816)
C-Class	(469,086)	(2,613,497)
H-Class	(55,830,752)	(124,300,488)
Net decrease from capital share transactions	(147,162)	(9,026,582)
Net increase (decrease) in net assets	(2,504,648)	9,142,433

Net assets:
Beginning of year	17,078,766	7,936,333
End of year	$14,574,118	$17,078,766

Capital share activity:
Shares sold
A-Class	9,355	32,695
C-Class	234	2,977
H-Class	416,343	1,334,264
Shares issued from reinvestment of distributions
A-Class	5,927	101
C-Class	469	36
H-Class	12,206	678
Shares redeemed
A-Class	(13,390)	(34,729)
C-Class	(4,067)	(37,321)
H-Class	(430,872)	(1,315,725)
Net decrease in shares	(3,795)	(17,024)

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$131.92	$56.02	$89.82	$90.38	$79.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.72)	(.68)	.37	.58	.15
Net gain (loss) on investments (realized and unrealized)	6.46	77.00	(33.98)	(.73)	10.83
Total from investment operations	5.74	76.32	(33.61)	(.15)	10.98
Less distributions from:
Net investment income	—	(.42)	(.19)	(.11)	—
Net realized gains	(22.12)	—	—	(.30)	(.50)
Total distributions	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$115.54	$131.92	$56.02	$89.82	$90.38

Total Return[b]	3.49%	136.41%	(37.52%)	(0.11%)	13.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,017	$4,337	$1,950	$3,469	$2,382
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.75%)	0.40%	0.64%	0.17%
Total expenses[c]	1.66%	1.75%	1.77%	1.77%	1.67%
Net expenses[d]	1.65%	1.72%	1.72%	1.75%	1.67%
Portfolio turnover rate	159%	501%	617%	721%	722%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$112.55	$48.18	$77.86	$78.99	$70.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.48)	(1.12)	(.27)	(.09)	(.51)
Net gain (loss) on investments (realized and unrealized)	5.73	65.91	(29.22)	(.63)	9.58
Total from investment operations	4.25	64.79	(29.49)	(.72)	9.07
Less distributions from:
Net investment income	—	(.42)	(.19)	(.11)	—
Net realized gains	(22.12)	—	—	(.30)	(.50)
Total distributions	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$94.68	$112.55	$48.18	$77.86	$78.99

Total Return[b]	2.71%	134.67%	(37.98%)	(0.86%)	12.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231	$653	$1,933	$3,722	$5,875
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.59%)	(0.34%)	(0.12%)	(0.68%)
Total expenses[c]	2.41%	2.52%	2.52%	2.51%	2.43%
Net expenses[d]	2.39%	2.50%	2.47%	2.50%	2.43%
Portfolio turnover rate	159%	501%	617%	721%	722%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$132.43	$56.24	$90.18	$90.82	$80.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.76)	(.60)	.27	.42	.35
Net gain (loss) on investments (realized and unrealized)	6.52	77.21	(34.02)	(.65)	10.74
Total from investment operations	5.76	76.61	(33.75)	(.23)	11.09
Less distributions from:
Net investment income	—	(.42)	(.19)	(.11)	—
Net realized gains	(22.12)	—	—	(.30)	(.50)
Total distributions	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$116.07	$132.43	$56.24	$90.18	$90.82

Total Return	3.49%	136.39%	(37.52%)	(0.21%)	13.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,327	$12,089	$4,054	$14,017	$13,956
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.64%)	0.28%	0.49%	0.39%
Total expenses[c]	1.66%	1.74%	1.79%	1.78%	1.66%
Net expenses[d]	1.65%	1.72%	1.77%	1.77%	1.66%
Portfolio turnover rate	159%	501%	617%	721%	722%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 31, 2022, Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index. Inverse Mid-Cap Strategy Fund H-Class returned -9.47%, while the S&P MidCap 400 Index returned 4.59% over the same period.

The sectors contributing the most to the return of the underlying index for the period were Real Estate, Financials, and Energy. The sectors detracting the most were Consumer Discretionary, Consumer Staples, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Targa Resources Corp., and Alcoa Corp. The holdings detracting the most were Boston Beer Co., Inc. - Class A, Scotts Miracle-Gro Co. - Class A, and Sunrun, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.9%
Total	27.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(9.48%)	(14.06%)	(14.30%)
A-Class Shares with sales charge‡	(13.77%)	(14.89%)	(14.71%)
C-Class Shares	(10.04%)	(14.64%)	(14.92%)
C-Class Shares with CDSC§	(10.94%)	(14.64%)	(14.92%)
H-Class Shares	(9.47%)	(14.04%)	(14.28%)
S&P MidCap 400 Index	4.59%	11.10%	12.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to the differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 27.0%
Guggenheim Strategy Fund II1	2,020	$49,591
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,630	45,328
Total Mutual Funds
(Cost $95,671)		94,919

	Face Amount
REPURCHASE AGREEMENTS††,2 - 71.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	$168,865	168,865
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	65,039	65,039
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	16,910	16,910
Total Repurchase Agreements
(Cost $250,814)		250,814

Total Investments - 98.2%
(Cost $346,485)		$345,733
Other Assets & Liabilities, net - 1.8%		6,362
Total Net Assets - 100.0%		$352,095

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	Receive	0.47% (U.S. Secured Overnight Financing Rate + 0.20%)	At Maturity	04/13/22	41	$109,250	$(224)
Goldman Sachs International	S&P MidCap 400 Index	Receive	0.43% (Federal Funds Rate + 0.10%)	At Maturity	04/14/22	66	176,439	(2,443)
BNP Paribas	S&P MidCap 400 Index	Receive	0.38% (Federal Funds Rate + 0.05%)	At Maturity	04/14/22	23	63,076	(2,906)
							$348,765	$(5,573)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
INVERSE MID-CAP STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$94,919	$—	$—	$94,919
Repurchase Agreements	—	250,814	—	250,814
Total Assets	$94,919	$250,814	$—	$345,733

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$5,573	$—	$5,573

**	This derivative is reported as unrealized appreciation/depreciation at period end.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE MID-CAP STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$80,483	$15,000	$(45,000)	$205	$(1,097)	$49,591	2,020	$897
Guggenheim Ultra Short Duration Fund — Institutional Class	81,121	15,000	(50,000)	120	(913)	45,328	4,630	568
	$161,604	$30,000	$(95,000)	$325	$(2,010)	$94,919		$1,465

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in affiliated issuers, at value (cost $95,671)	$94,919
Repurchase agreements, at value (cost $250,814)	250,814
Receivables:
Fund shares sold	19,100
Dividends	109
Interest	2
Total assets	364,944

Liabilities:
Unrealized depreciation on OTC swap agreements	5,573
Payable for:
Swap settlement	6,448
Management fees	220
Transfer agent and administrative fees	68
Distribution and service fees	63
Portfolio accounting fees	26
Trustees’ fees*	6
Miscellaneous	445
Total liabilities	12,849
Commitments and contingent liabilities (Note 11)	—
Net assets	$352,095

Net assets consist of:
Paid in capital	$6,186,252
Total distributable earnings (loss)	(5,834,157)
Net assets	$352,095

A-Class:
Net assets	$61,006
Capital shares outstanding	1,060
Net asset value per share	$57.57
Maximum offering price per share (Net asset value divided by 95.25%)	$60.44

C-Class:
Net assets	$124
Capital shares outstanding	2
Net asset value per share	$50.06

H-Class:
Net assets	$290,965
Capital shares outstanding	5,050
Net asset value per share	$57.62

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$1,465
Interest	205
Total investment income	1,670

Expenses:
Management fees	5,930
Distribution and service fees:
A-Class	186
C-Class	21
H-Class	1,456
Transfer agent and administrative fees	1,838
Portfolio accounting fees	659
Professional fees	256
Trustees’ fees*	92
Custodian fees	88
Miscellaneous	428
Total expenses	10,954
Less:
Expenses waived by Adviser	(155)
Net expenses	10,799
Net investment loss	(9,129)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	325
Swap agreements	(77,040)
Net realized loss	(76,715)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(2,010)
Swap agreements	3,114
Net change in unrealized appreciation (depreciation)	1,104
Net realized and unrealized loss	(75,611)
Net decrease in net assets resulting from operations	$(84,740)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,129)	$(15,298)
Net realized loss on investments	(76,715)	(857,649)
Net change in unrealized appreciation (depreciation) on investments	1,104	(23,498)
Net decrease in net assets resulting from operations	(84,740)	(896,445)

Distributions to shareholders:
A-Class	—	(726)
C-Class	—	(30)
H-Class	—	(4,681)
Total distributions to shareholders	—	(5,437)

Capital share transactions:
Proceeds from sale of shares
A-Class	57,437	231,753
C-Class	200	10,000
H-Class	3,103,693	6,299,520
Distributions reinvested
A-Class	—	726
C-Class	—	30
H-Class	—	4,677
Cost of shares redeemed
A-Class	(86,400)	(79,006)
C-Class	(3,081)	(4,247)
H-Class	(3,516,728)	(6,227,459)
Net increase (decrease) from capital share transactions	(444,879)	235,994
Net decrease in net assets	(529,619)	(665,888)

Net assets:
Beginning of year	881,714	1,547,602
End of year	$352,095	$881,714

Capital share activity:
Shares sold
A-Class	947	2,034
C-Class	4	109
H-Class	52,122	67,331
Shares issued from reinvestment of distributions
A-Class	—	10
H-Class	—	62
Shares redeemed
A-Class	(1,454)	(944)
C-Class	(64)	(48)
H-Class	(59,304)	(66,785)
Net increase (decrease) in shares	(7,749)	1,769

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]
Per Share Data
Net asset value, beginning of period	$63.60	$127.90	$109.10	$111.55	$124.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.75)	(.45)	.75	.65	(.55)
Net gain (loss) on investments (realized and unrealized)	(5.30)	(63.36)	18.85 [e]	(3.10)	(12.47)
Total from investment operations	(6.05)	(63.81)	19.60	(2.45)	(13.02)
Less distributions from:
Net investment income	—	(.49)	(.80)	—	—
Total distributions	—	(.49)	(.80)	—	—
Net asset value, end of period	$57.57	$63.60	$127.90	$109.10	$111.55

Total Return[b]	(9.48%)	(49.94%)	18.13%	(2.20%)	(10.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61	$100	$60	$133	$156
Ratios to average net assets:
Net investment income (loss)	(1.25%)	(1.29%)	0.68%	0.60%	(0.49%)
Total expenses[c]	1.66%	1.76%	1.77%	1.77%	1.68%
Net expenses[d]	1.63%	1.73%	1.70%	1.75%	1.68%
Portfolio turnover rate	24%	42%	—	48%	37%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]
Per Share Data
Net asset value, beginning of period	$55.65	$112.07	$97.04	$99.70	$112.28
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.10)	(.83)	— [f]	(.30)	(1.40)
Net gain (loss) on investments (realized and unrealized)	(4.49)	(55.10)	15.83 [e]	(2.36)	(11.18)
Total from investment operations	(5.59)	(55.93)	15.83	(2.66)	(12.58)
Less distributions from:
Net investment income	—	(.49)	(.80)	—	—
Total distributions	—	(.49)	(.80)	—	—
Net asset value, end of period	$50.06	$55.65	$112.07	$97.04	$99.70

Total Return[b]	(10.04%)	(50.08%)	16.78%	(2.71%)	(11.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [g]	$3	$— [g]	$— [g]	$2
Ratios to average net assets:
Net investment income (loss)	(2.11%)	(1.95%)	0.00%[h]	(0.33%)	(1.30%)
Total expenses[c]	2.39%	2.49%	2.63%	2.47%	2.44%
Net expenses[d]	2.39%	2.46%	2.63%	2.47%	2.44%
Portfolio turnover rate	24%	42%	—	48%	37%

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[i]	Year Ended March 31, 2019[i]	Year Ended March 29, 2018[i]
Per Share Data
Net asset value, beginning of period	$63.65	$128.00	$109.20	$111.46	$124.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.84)	(.42)	.70	.65	(.45)
Net gain (loss) on investments (realized and unrealized)	(5.19)	(63.44)	18.90 [e]	(2.91)	(12.61)
Total from investment operations	(6.03)	(63.86)	19.60	(2.26)	(13.06)
Less distributions from:
Net investment income	—	(.49)	(.80)	—	—
Total distributions	—	(.49)	(.80)	—	—
Net asset value, end of period	$57.62	$63.65	$128.00	$109.20	$111.46

Total Return	(9.47%)	(49.94%)	18.11%	(2.02%)	(10.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$291	$779	$1,488	$769	$509
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.38%)	0.65%	0.61%	(0.39%)
Total expenses[c]	1.66%	1.77%	1.78%	1.77%	1.68%
Net expenses[d]	1.64%	1.75%	1.70%	1.75%	1.68%
Portfolio turnover rate	24%	42%	—	48%	37%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than $0.01 per share.
[g]	Less than $1,000 in Net Assets.
[h]	Less than 0.01%.
[i]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned -11.86%, while the Russell 2000 Index returned -5.79% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Energy, Real Estate, and Utilities. The sectors detracting the most were Health Care, Consumer Discretionary, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Ovintiv, Inc., and Antero Resources Corp. The holdings detracting the most were Invitae Corp., BridgeBio Pharma, Inc., and Redfin Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

90 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	9.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.0%
Ovintiv, Inc.	0.4%
AMC Entertainment Holdings, Inc. — Class A	0.3%
Avis Budget Group, Inc.	0.3%
BJ’s Wholesale Club Holdings, Inc.	0.2%
Chesapeake Energy Corp.	0.2%
Tenet Healthcare Corp.	0.2%
Tetra Tech, Inc.	0.2%
Antero Resources Corp.	0.2%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(11.85%)	9.83%	12.76%
A-Class Shares with sales charge‡	(16.04%)	8.77%	12.21%
C-Class Shares	(12.52%)	9.01%	11.92%
C-Class Shares with CDSC§	(13.01%)	9.01%	11.92%
H-Class Shares	(11.86%)	9.79%	12.74%
Russell 2000 Index	(5.79%)	9.74%	12.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 68.6%

Financial - 16.1%
EastGroup Properties, Inc. REIT	101	$20,531
STAG Industrial, Inc. REIT	442	18,277
SouthState Corp.	193	15,747
Independence Realty Trust, Inc. REIT	552	14,595
First Financial Bankshares, Inc.	327	14,427
Glacier Bancorp, Inc.	278	13,978
Terreno Realty Corp. REIT	185	13,699
Selective Insurance Group, Inc.	149	13,315
Cadence Bank	452	13,225
Valley National Bancorp	1,007	13,111
National Storage Affiliates Trust REIT	203	12,740
Blackstone Mortgage Trust, Inc. — Class A REIT	397	12,621
Ryman Hospitality Properties, Inc. REIT*	136	12,617
Kite Realty Group Trust REIT	546	12,432
Kinsale Capital Group, Inc.	54	12,313
Innovative Industrial Properties, Inc. REIT	59	12,119
Old National Bancorp	737	12,072
ServisFirst Bancshares, Inc.	126	12,007
United Bankshares, Inc.	331	11,545
Agree Realty Corp. REIT	172	11,414
Hancock Whitney Corp.	217	11,317
Houlihan Lokey, Inc.	128	11,238
Essent Group Ltd.	271	11,168
RLI Corp.	100	11,063
LXP Industrial Trust REIT	700	10,990
UMB Financial Corp.	111	10,785
Outfront Media, Inc. REIT	366	10,405
Silvergate Capital Corp. — Class A*	69	10,389
Healthcare Realty Trust, Inc. REIT	370	10,168
Radian Group, Inc.	452	10,039
Phillips Edison & Company, Inc. REIT	285	9,801
Apple Hospitality REIT, Inc.	540	9,704
Physicians Realty Trust REIT	552	9,682
Walker & Dunlop, Inc.	74	9,577
BankUnited, Inc.	214	9,407
Community Bank System, Inc.	134	9,400
Independent Bank Corp.	115	9,394
Eastern Bankshares, Inc.	433	9,327
United Community Banks, Inc.	262	9,118
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	192	9,107
DigitalBridge Group, Inc. REIT*	1,221	8,791
PotlatchDeltic Corp. REIT	165	8,700
Home BancShares, Inc.	384	8,678
Investors Bancorp, Inc.	576	8,600
Broadstone Net Lease, Inc. REIT	394	8,581
Trupanion, Inc.*	96	8,555
Sabra Health Care REIT, Inc.	572	8,517
Associated Banc-Corp.	371	8,444
Macerich Co. REIT	539	8,430
PS Business Parks, Inc. REIT	50	8,404
Pacific Premier Bancorp, Inc.	235	8,307
American Equity Investment Life Holding Co.	207	8,261
Cathay General Bancorp	182	8,144
Corporate Office Properties Trust REIT	285	8,134
Enstar Group Ltd.*	31	8,096
Federated Hermes, Inc. — Class B	237	8,072
First Interstate BancSystem, Inc. — Class A	219	8,053
Pebblebrook Hotel Trust REIT	327	8,005
CVB Financial Corp.	342	7,938
Equity Commonwealth REIT*	272	7,673
Essential Properties Realty Trust, Inc. REIT	303	7,666
WSFS Financial Corp.	162	7,552
CNO Financial Group, Inc.	300	7,527
Focus Financial Partners, Inc. — Class A*	162	7,410
Ameris Bancorp	167	7,328
Simmons First National Corp. — Class A	278	7,289
SITE Centers Corp. REIT	436	7,286
Texas Capital Bancshares, Inc.*	127	7,278
Kennedy-Wilson Holdings, Inc.	297	7,244
Moelis & Co. — Class A	153	7,183
Cushman & Wakefield plc*	350	7,178
Chimera Investment Corp. REIT	594	7,152
Mr Cooper Group, Inc.*	155	7,079
Atlantic Union Bankshares Corp.	192	7,044
Uniti Group, Inc. REIT	492	6,770
Independent Bank Group, Inc.	95	6,760
Hamilton Lane, Inc. — Class A	87	6,724
Newmark Group, Inc. — Class A	420	6,686
Axos Financial, Inc.*	144	6,680
Fulton Financial Corp.	400	6,648
First BanCorp	497	6,521
National Health Investors, Inc. REIT	110	6,491
Sunstone Hotel Investors, Inc. REIT*	549	6,467
Navient Corp.	378	6,441
Columbia Banking System, Inc.	196	6,325
Arbor Realty Trust, Inc. REIT	360	6,142
Brandywine Realty Trust REIT	428	6,052
First Merchants Corp.	144	5,990
RLJ Lodging Trust REIT	418	5,885
Retail Opportunity Investments Corp. REIT	299	5,798
Artisan Partners Asset Management, Inc. — Class A	147	5,785
Piper Sandler Cos.	44	5,775
International Bancshares Corp.	135	5,698
Flagstar Bancorp, Inc.	132	5,597
Urban Edge Properties REIT	292	5,577
Triumph Bancorp, Inc.*	59	5,547
Xenia Hotels & Resorts, Inc. REIT*	286	5,517
Washington Real Estate Investment Trust REIT	214	5,457
Cohen & Steers, Inc.	63	5,411
Piedmont Office Realty Trust, Inc. — Class A REIT	311	5,355
Washington Federal, Inc.	163	5,350
First Financial Bancorp	232	5,348
DiamondRock Hospitality Co. REIT*	528	5,333

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Four Corners Property Trust, Inc. REIT	194	$5,246
WesBanco, Inc.	151	5,188
Paramount Group, Inc. REIT	470	5,128
McGrath RentCorp	60	5,099
TowneBank	169	5,060
NexPoint Residential Trust, Inc. REIT	56	5,057
Sandy Spring Bancorp, Inc.	111	4,986
Banner Corp.	85	4,975
Apollo Commercial Real Estate Finance, Inc. REIT	353	4,917
St. Joe Co.	83	4,917
PRA Group, Inc.*	108	4,869
Seacoast Banking Corporation of Florida	139	4,868
Genworth Financial, Inc. — Class A*	1,279	4,835
Heartland Financial USA, Inc.	101	4,831
Two Harbors Investment Corp. REIT	862	4,767
Trustmark Corp.	156	4,741
American Assets Trust, Inc. REIT	125	4,736
Park National Corp.	36	4,730
Acadia Realty Trust REIT	218	4,724
Renasant Corp.	141	4,716
CareTrust REIT, Inc.	242	4,671
Redfin Corp.*	258	4,654
Hope Bancorp, Inc.	289	4,647
Easterly Government Properties, Inc. REIT	217	4,587
Hilltop Holdings, Inc.	155	4,557
Veritex Holdings, Inc.	119	4,542
Realogy Holdings Corp.*	289	4,532
Bank of NT Butterfield & Son Ltd.	126	4,521
Eagle Bancorp, Inc.	79	4,504
MFA Financial, Inc. REIT	1,114	4,489
Lakeland Financial Corp.	61	4,453
Provident Financial Services, Inc.	190	4,446
Tanger Factory Outlet Centers, Inc. REIT	256	4,401
Horace Mann Educators Corp.	105	4,392
NMI Holdings, Inc. — Class A*	210	4,330
Virtus Investment Partners, Inc.	18	4,320
Flywire Corp.*	140	4,281
Enterprise Financial Services Corp.	89	4,211
Alexander & Baldwin, Inc. REIT	181	4,197
PennyMac Financial Services, Inc.	78	4,150
Northwest Bancshares, Inc.	307	4,148
PennyMac Mortgage Investment Trust REIT	245	4,138
Stewart Information Services Corp.	68	4,121
Global Net Lease, Inc. REIT	261	4,106
Live Oak Bancshares, Inc.	80	4,071
Meta Financial Group, Inc.	73	4,009
Palomar Holdings, Inc.*	62	3,967
iStar, Inc. REIT[1]	168	3,933
Westamerica BanCorp	65	3,932
LendingClub Corp.*	249	3,929
Customers Bancorp, Inc.*	75	3,910
Encore Capital Group, Inc.*	62	3,889
PJT Partners, Inc. — Class A	61	3,850
NBT Bancorp, Inc.	106	3,830
Veris Residential, Inc. REIT*	220	3,826
LTC Properties, Inc. REIT	98	3,770
StepStone Group, Inc. — Class A	114	3,769
First Commonwealth Financial Corp.	245	3,714
Bancorp, Inc.*	131	3,711
Industrial Logistics Properties Trust REIT	163	3,695
FB Financial Corp.	83	3,687
BancFirst Corp.	44	3,661
Service Properties Trust REIT	414	3,656
Nelnet, Inc. — Class A	43	3,655
ProAssurance Corp.	135	3,629
American National Group, Inc.	19	3,593
First Bancorp	86	3,592
B. Riley Financial, Inc.	51	3,568
Capitol Federal Financial, Inc.	327	3,558
Goosehead Insurance, Inc. — Class A	45	3,536
Berkshire Hills Bancorp, Inc.	122	3,534
Centerspace REIT	36	3,532
Empire State Realty Trust, Inc. — Class A REIT	359	3,525
New York Mortgage Trust, Inc. REIT	959	3,500
Enova International, Inc.*	92	3,493
BGC Partners, Inc. — Class A	790	3,476
LendingTree, Inc.*	29	3,470
Ladder Capital Corp. — Class A REIT	286	3,395
eXp World Holdings, Inc.	157	3,324
OFG Bancorp	123	3,277
Safety Insurance Group, Inc.	36	3,271
First Busey Corp.	129	3,269
Preferred Apartment Communities, Inc. — Class A REIT	131	3,267
Argo Group International Holdings Ltd.	79	3,261
BRP Group, Inc. — Class A*	119	3,193
Southside Bancshares, Inc.	78	3,185
Stock Yards Bancorp, Inc.	60	3,174
Marcus & Millichap, Inc.	60	3,161
StoneX Group, Inc.*	42	3,118
Office Properties Income Trust REIT	120	3,088
OceanFirst Financial Corp.	152	3,055
Dime Community Bancshares, Inc.	88	3,042
Brookline Bancorp, Inc.	192	3,037
First Foundation, Inc.	125	3,036
Redwood Trust, Inc. REIT	287	3,022
Employers Holdings, Inc.	73	2,994
City Holding Co.	38	2,991
ConnectOne Bancorp, Inc.	93	2,977
Getty Realty Corp. REIT	102	2,919
Nicolet Bankshares, Inc.*	31	2,901
National Bank Holdings Corp. — Class A	72	2,900
RPT Realty REIT	210	2,892
Safehold, Inc. REIT	52	2,883
S&T Bancorp, Inc.	97	2,869
Gladstone Land Corp. REIT	78	2,841
Premier Financial Corp.	93	2,821
Tompkins Financial Corp.	36	2,818
Broadmark Realty Capital, Inc. REIT	323	2,794

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Apartment Investment and Management Co. — Class A REIT*	379	$2,774
TriCo Bancshares	69	2,762
Banc of California, Inc.	137	2,652
UMH Properties, Inc. REIT	106	2,607
Preferred Bank/Los Angeles CA	35	2,593
Summit Hotel Properties, Inc. REIT*	260	2,590
Radius Global Infrastructure, Inc. — Class A*	180	2,570
Lakeland Bancorp, Inc.	153	2,555
Metropolitan Bank Holding Corp.*	25	2,544
Community Healthcare Trust, Inc. REIT	60	2,533
Farmer Mac — Class C	23	2,495
Necessity Retail REIT, Inc.	311	2,460
Global Medical REIT, Inc.	150	2,448
TriState Capital Holdings, Inc.*	73	2,426
HomeStreet, Inc.	51	2,416
Ellington Financial, Inc. REIT	135	2,396
Blucora, Inc.*	122	2,385
AMERISAFE, Inc.	48	2,384
Origin Bancorp, Inc.	56	2,368
German American Bancorp, Inc.	62	2,355
Heritage Financial Corp.	91	2,280
James River Group Holdings Ltd.	92	2,276
Ready Capital Corp. REIT	150	2,259
Washington Trust Bancorp, Inc.	43	2,257
NETSTREIT Corp. REIT	100	2,244
QCR Holdings, Inc.	39	2,207
Armada Hoffler Properties, Inc. REIT	151	2,205
Amerant Bancorp, Inc.	68	2,148
Allegiance Bancshares, Inc.	48	2,145
Columbia Financial, Inc.*	99	2,130
Plymouth Industrial REIT, Inc.	78	2,114
Kearny Financial Corp.	164	2,112
World Acceptance Corp.*	11	2,110
Gladstone Commercial Corp. REIT	93	2,048
Peoples Bancorp, Inc.	64	2,004
Horizon Bancorp, Inc.	107	1,998
1st Source Corp.	43	1,989
WisdomTree Investments, Inc.	338	1,984
Brightsphere Investment Group, Inc.	81	1,964
GEO Group, Inc. REIT*	297	1,963
Central Pacific Financial Corp.	70	1,953
BrightSpire Capital, Inc. REIT	211	1,952
Univest Financial Corp.	72	1,927
Universal Health Realty Income Trust REIT	33	1,926
Diversified Healthcare Trust REIT	598	1,914
Hanmi Financial Corp.	77	1,895
City Office REIT, Inc.	107	1,890
ARMOUR Residential REIT, Inc.[1]	223	1,873
MBIA, Inc.*	120	1,847
CrossFirst Bankshares, Inc.*	117	1,844
KKR Real Estate Finance Trust, Inc. REIT	89	1,834
Invesco Mortgage Capital, Inc. REIT	786	1,792
Cowen, Inc. — Class A	66	1,789
Camden National Corp.	38	1,788
TPG RE Finance Trust, Inc. REIT	150	1,771
First Bancshares, Inc.	51	1,717
Ares Commercial Real Estate Corp. REIT	110	1,707
International Money Express, Inc.*	81	1,669
SiriusPoint Ltd.*	223	1,668
Northfield Bancorp, Inc.	116	1,666
Heritage Commerce Corp.	148	1,665
Chatham Lodging Trust REIT*	120	1,655
HarborOne Bancorp, Inc.	118	1,654
Byline Bancorp, Inc.	62	1,654
Flushing Financial Corp.	74	1,654
United Fire Group, Inc.	53	1,647
First Mid Bancshares, Inc.	42	1,617
Midland States Bancorp, Inc.	56	1,616
Community Trust Bancorp, Inc.	39	1,607
Great Southern Bancorp, Inc.	27	1,593
Saul Centers, Inc. REIT	30	1,581
Granite Point Mortgage Trust, Inc. REIT	142	1,579
Peapack-Gladstone Financial Corp.	45	1,564
Franklin Street Properties Corp. REIT	265	1,563
Whitestone REIT — Class B	116	1,537
TrustCo Bank Corporation NY	47	1,501
Diamond Hill Investment Group, Inc.	8	1,498
Bank of Marin Bancorp	42	1,473
Dynex Capital, Inc. REIT[1]	90	1,458
Cambridge Bancorp	17	1,445
CBTX, Inc.	46	1,426
Urstadt Biddle Properties, Inc. — Class A REIT	75	1,411
Mercantile Bank Corp.	39	1,381
Hingham Institution For Savings The	4	1,373
Douglas Elliman, Inc.	180	1,314
Farmers National Banc Corp.	77	1,314
First Financial Corp.	30	1,298
Alexander’s, Inc. REIT	5	1,281
RE/MAX Holdings, Inc. — Class A	46	1,276
National Western Life Group, Inc. — Class A	6	1,262
Franklin BSP Realty Trust, Inc. REIT	90	1,258
One Liberty Properties, Inc. REIT	40	1,232
MidWestOne Financial Group, Inc.	37	1,225
Bank First Corp.	17	1,224
First Community Bankshares, Inc.	43	1,213
Seritage Growth Properties REIT*	94	1,190
Ambac Financial Group, Inc.*	114	1,186
RMR Group, Inc. — Class A	38	1,182
Financial Institutions, Inc.	39	1,175
Business First Bancshares, Inc.	48	1,168
Metrocity Bankshares, Inc.	49	1,151
Independent Bank Corp.	52	1,144
Arrow Financial Corp.	35	1,135
Carter Bankshares, Inc.*	65	1,129
First of Long Island Corp.	58	1,129
HomeTrust Bancshares, Inc.	38	1,122
Orchid Island Capital, Inc. REIT[1]	340	1,105
Equity Bancshares, Inc. — Class A	34	1,099

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Coastal Financial Corp.*	24	$1,098
West BanCorp, Inc.	40	1,088
MVB Financial Corp.	26	1,079
GCM Grosvenor, Inc. — Class A	111	1,078
Capstar Financial Holdings, Inc.	51	1,075
Waterstone Financial, Inc.	55	1,064
Bar Harbor Bankshares	37	1,059
CNB Financial Corp.	40	1,053
Alerus Financial Corp.	38	1,050
Republic Bancorp, Inc. — Class A	23	1,034
First Internet Bancorp	24	1,032
AssetMark Financial Holdings, Inc.*	46	1,024
Indus Realty Trust, Inc. REIT	14	1,023
HCI Group, Inc.	15	1,023
Old Second Bancorp, Inc.	70	1,016
Merchants Bancorp	37	1,013
Oppenheimer Holdings, Inc. — Class A	23	1,002
CatchMark Timber Trust, Inc. — Class A REIT	122	1,000
Southern Missouri Bancorp, Inc.	20	999
CTO Realty Growth, Inc. REIT	15	995
Farmland Partners, Inc. REIT	72	990
FRP Holdings, Inc.*	17	983
American National Bankshares, Inc.	26	980
Regional Management Corp.	20	971
Southern First Bancshares, Inc.*	19	966
Mid Penn Bancorp, Inc.	36	965
Enterprise Bancorp, Inc.	24	963
Citizens & Northern Corp.	39	951
Blue Foundry Bancorp*	70	948
Selectquote, Inc.*	337	940
Universal Insurance Holdings, Inc.	68	917
Peoples Financial Services Corp.	18	909
Sierra Bancorp	36	899
Capital City Bank Group, Inc.	34	896
SmartFinancial, Inc.	35	895
Civista Bancshares, Inc.	37	892
Bridgewater Bancshares, Inc.*	53	884
Braemar Hotels & Resorts, Inc. REIT	143	884
Five Star Bancorp	31	877
Spirit of Texas Bancshares, Inc.	32	841
Primis Financial Corp.	60	839
Enact Holdings, Inc.	37	823
RBB Bancorp	35	822
Home Bancorp, Inc.	20	816
First Bancorp, Inc.	26	782
Sculptor Capital Management, Inc.*	56	780
eHealth, Inc.*	62	769
Oportun Financial Corp.*	53	761
Tiptree, Inc. — Class A	59	758
EZCORP, Inc. — Class A*	124	749
Hersha Hospitality Trust REIT*	82	745
South Plains Financial, Inc.	27	718
Summit Financial Group, Inc.	28	717
Guaranty Bancshares, Inc.	20	700
BRT Apartments Corp. REIT	29	695
Curo Group Holdings Corp.	53	692
PCSB Financial Corp.	35	669
Blue Ridge Bankshares, Inc.	44	667
Northrim BanCorp, Inc.	15	654
Great Ajax Corp. REIT	55	645
Red River Bancshares, Inc.	12	635
Atlanticus Holdings Corp.*	12	622
Orrstown Financial Services, Inc.	27	619
Provident Bancorp, Inc.	38	616
Amalgamated Financial Corp.	34	611
Investors Title Co.	3	610
Macatawa Bank Corp.	66	595
AFC Gamma, Inc. REIT	31	593
Greenhill & Company, Inc.	38	588
Republic First Bancorp, Inc.*	112	578
FS Bancorp, Inc.	18	558
First Bank/Hamilton NJ	39	555
Luther Burbank Corp.	40	532
Citizens, Inc.*	125	530
Postal Realty Trust, Inc. — Class A REIT	31	521
Ocwen Financial Corp.*	21	499
Donegal Group, Inc. — Class A	37	496
Capital Bancorp, Inc.	21	480
Greenlight Capital Re Ltd. — Class A*	66	467
Fidelity D&D Bancorp, Inc.	10	464
Heritage Insurance Holdings, Inc.	65	464
HBT Financial, Inc.	25	454
Ashford Hospitality Trust, Inc. REIT*	43	439
Legacy Housing Corp.*	20	429
Maiden Holdings Ltd.*	175	422
NI Holdings, Inc.*	21	356
Pzena Investment Management, Inc. — Class A	43	345
MetroMile, Inc.*	241	318
Crawford & Co. — Class A	41	310
Pioneer Bancorp, Inc.*	29	305
Angel Oak Mortgage, Inc. REIT	18	295
GAMCO Investors, Inc. — Class A	13	287
Clipper Realty, Inc. REIT	31	281
Velocity Financial, Inc.*	22	241
Third Coast Bancshares, Inc.*	9	208
Trean Insurance Group, Inc.*	44	206
Finance of America Companies, Inc. — Class A*	60	182
United Insurance Holdings Corp.	51	169
Associated Capital Group, Inc. — Class A	4	168
Fathom Holdings, Inc.*	15	160
Retail Value, Inc. REIT	44	135
Stronghold Digital Mining, Inc. — Class A*	18	105
Rafael Holdings, Inc. — Class B*	25	63
Home Point Capital, Inc.	18	56
Total Financial		1,605,486

Consumer, Non-cyclical - 16.0%
Avis Budget Group, Inc.*	103	27,120
Tenet Healthcare Corp.*	265	22,779
WillScot Mobile Mini Holdings Corp.*	521	20,387

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Performance Food Group Co.*	381	$19,397
Shockwave Medical, Inc.*	85	17,626
Inspire Medical Systems, Inc.*	67	17,198
Biohaven Pharmaceutical Holding Company Ltd.*	140	16,600
ASGN, Inc.*	127	14,822
Omnicell, Inc.*	110	14,244
Halozyme Therapeutics, Inc.*	347	13,838
HealthEquity, Inc.*	205	13,825
LHC Group, Inc.*	77	12,982
Intellia Therapeutics, Inc.*	175	12,717
AMN Healthcare Services, Inc.*	118	12,311
Intra-Cellular Therapies, Inc.*	198	12,116
Medpace Holdings, Inc.*	73	11,942
Ensign Group, Inc.	132	11,881
Helen of Troy Ltd.*	60	11,750
Triton International Ltd.	167	11,720
Arrowhead Pharmaceuticals, Inc.*	254	11,681
iRhythm Technologies, Inc.*	74	11,653
Option Care Health, Inc.*	398	11,367
LivaNova plc*	134	10,965
CONMED Corp.	73	10,844
API Group Corp.*	506	10,641
Alkermes plc*	404	10,629
Herc Holdings, Inc.	63	10,527
TriNet Group, Inc.*	102	10,033
Apellis Pharmaceuticals, Inc.*	196	9,959
Sanderson Farms, Inc.	51	9,562
STAAR Surgical Co.*	119	9,509
Blueprint Medicines Corp.*	147	9,390
Lantheus Holdings, Inc.*	169	9,347
Insperity, Inc.	91	9,138
Sprouts Farmers Market, Inc.*	282	9,018
Korn Ferry	135	8,767
Merit Medical Systems, Inc.*	129	8,581
Pacira BioSciences, Inc.*	111	8,472
Neogen Corp.*	272	8,388
Progyny, Inc.*	161	8,275
Brink’s Co.	120	8,160
Simply Good Foods Co.*	213	8,083
Haemonetics Corp.*	127	8,029
R1 RCM, Inc.*	300	8,028
Owens & Minor, Inc.	182	8,012
Arvinas, Inc.*	118	7,941
Fate Therapeutics, Inc.*	203	7,870
Alarm.com Holdings, Inc.*	118	7,842
Inari Medical, Inc.*	86	7,795
ABM Industries, Inc.	169	7,781
Hostess Brands, Inc.*	346	7,591
Celsius Holdings, Inc.*	135	7,449
Beam Therapeutics, Inc.*	129	7,392
NuVasive, Inc.*	130	7,371
AtriCure, Inc.*	112	7,355
Denali Therapeutics, Inc.*	228	7,335
BioCryst Pharmaceuticals, Inc.*	451	7,333
Cytokinetics, Inc.*	199	7,325
ACADIA Pharmaceuticals, Inc.*	302	7,314
Axonics, Inc.*	115	7,199
Lancaster Colony Corp.	48	7,159
Karuna Therapeutics, Inc.*	56	7,100
Patterson Companies, Inc.	215	6,960
Insmed, Inc.*	296	6,956
Twist Bioscience Corp.*	138	6,814
Marathon Digital Holdings, Inc.*,1	239	6,680
Select Medical Holdings Corp.	277	6,645
Prestige Consumer Healthcare, Inc.*	125	6,618
Integer Holdings Corp.*	82	6,607
Glaukos Corp.*	114	6,591
BellRing Brands, Inc.*	284	6,555
PTC Therapeutics, Inc.*	174	6,492
Nevro Corp.*	87	6,293
Amicus Therapeutics, Inc.*	663	6,279
WD-40 Co.	34	6,230
EVERTEC, Inc.	152	6,221
LiveRamp Holdings, Inc.*	165	6,169
Graham Holdings Co. — Class B	10	6,115
Coca-Cola Consolidated, Inc.	12	5,962
United Natural Foods, Inc.*	140	5,789
J & J Snack Foods Corp.	37	5,739
John Wiley & Sons, Inc. — Class A	108	5,727
Riot Blockchain, Inc.*,1	269	5,695
Cal-Maine Foods, Inc.	103	5,688
Ortho Clinical Diagnostics Holdings plc*	302	5,635
Primo Water Corp.	395	5,629
Global Blood Therapeutics, Inc.*	155	5,369
Relay Therapeutics, Inc.*	175	5,238
CBIZ, Inc.*	122	5,120
Emergent BioSolutions, Inc.*	123	5,050
Myriad Genetics, Inc.*	199	5,015
Edgewell Personal Care Co.	136	4,987
Medifast, Inc.	29	4,953
Corcept Therapeutics, Inc.*	218	4,909
IVERIC bio, Inc.*	288	4,847
CareDx, Inc.*	127	4,698
Surgery Partners, Inc.*	85	4,679
Veracyte, Inc.*	169	4,659
Ironwood Pharmaceuticals, Inc. — Class A*	368	4,629
Textainer Group Holdings Ltd.	118	4,492
MEDNAX, Inc.*	191	4,485
Vericel Corp.*	117	4,472
Pacific Biosciences of California, Inc.*	490	4,459
Covetrus, Inc.*	260	4,365
Vector Group Ltd.	361	4,346
ICF International, Inc.	46	4,330
B&G Foods, Inc.[1]	160	4,317
Ligand Pharmaceuticals, Inc. — Class B*	38	4,275
Coursera, Inc.*	183	4,216
Zentalis Pharmaceuticals, Inc.*	91	4,199
TreeHouse Foods, Inc.*	130	4,194
Central Garden & Pet Co. — Class A*	102	4,160
Rent-A-Center, Inc.	165	4,156

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
SpringWorks Therapeutics, Inc.*	73	$4,120
PROG Holdings, Inc.*	141	4,057
Avanos Medical, Inc.*	121	4,053
Inter Parfums, Inc.	46	4,050
Strategic Education, Inc.	61	4,049
Invitae Corp.*	506	4,033
Andersons, Inc.	80	4,021
Supernus Pharmaceuticals, Inc.*	123	3,975
NanoString Technologies, Inc.*	114	3,961
Agios Pharmaceuticals, Inc.*	136	3,959
Celldex Therapeutics, Inc.*	115	3,917
Vir Biotechnology, Inc.*	151	3,884
Multiplan Corp.*	815	3,814
Travere Therapeutics, Inc.*	148	3,814
REVOLUTION Medicines, Inc.*	149	3,801
Beauty Health Co.*	225	3,798
Xencor, Inc.*	142	3,789
Stride, Inc.*	104	3,778
Kforce, Inc.	51	3,773
Community Health Systems, Inc.*	313	3,715
CorVel Corp.*	22	3,706
Adtalem Global Education, Inc.*	124	3,684
Green Dot Corp. — Class A*	134	3,682
Monro, Inc.	83	3,680
Kymera Therapeutics, Inc.*	86	3,640
Addus HomeCare Corp.*	39	3,638
Arcus Biosciences, Inc.*	115	3,629
ModivCare, Inc.*	31	3,577
Cerevel Therapeutics Holdings, Inc.*	102	3,571
Cassava Sciences, Inc.*,1	96	3,565
Silk Road Medical, Inc.*	86	3,551
Universal Corp.	61	3,542
Tivity Health, Inc.*	110	3,539
NeoGenomics, Inc.*	286	3,475
OPKO Health, Inc.*	1,008	3,468
Heska Corp.*	25	3,457
Revance Therapeutics, Inc.*	176	3,432
Enanta Pharmaceuticals, Inc.*	48	3,417
ChemoCentryx, Inc.*	136	3,410
CoreCivic, Inc.*	303	3,385
Amphastar Pharmaceuticals, Inc.*	93	3,339
Prothena Corporation plc*	91	3,328
Krystal Biotech, Inc.*	50	3,327
REGENXBIO, Inc.*	99	3,286
Brookdale Senior Living, Inc. — Class A*	466	3,285
Editas Medicine, Inc.*	171	3,252
Fulgent Genetics, Inc.*	52	3,245
Deluxe Corp.	106	3,206
Repay Holdings Corp.*	217	3,205
US Physical Therapy, Inc.	32	3,182
MGP Ingredients, Inc.	37	3,167
Krispy Kreme, Inc.	213	3,163
elf Beauty, Inc.*	121	3,126
Ingles Markets, Inc. — Class A	35	3,117
Turning Point Therapeutics, Inc.*	115	3,088
TG Therapeutics, Inc.*	324	3,081
Avid Bioservices, Inc.*	151	3,076
Cutera, Inc.*	44	3,036
SpartanNash Co.	90	2,969
Laureate Education, Inc. — Class A	249	2,951
Weis Markets, Inc.	41	2,928
Dynavax Technologies Corp.*,1	270	2,927
Axsome Therapeutics, Inc.*	70	2,897
AdaptHealth Corp.*	179	2,869
Madrigal Pharmaceuticals, Inc.*	29	2,846
Prometheus Biosciences, Inc.*	75	2,832
Harmony Biosciences Holdings, Inc.*	58	2,822
Cimpress plc*	44	2,798
First Advantage Corp.*	138	2,786
Meridian Bioscience, Inc.*	107	2,778
Evo Payments, Inc. — Class A*	119	2,748
Bridgebio Pharma, Inc.*	266	2,700
Protagonist Therapeutics, Inc.*	112	2,652
Cytek Biosciences, Inc.*	244	2,630
Huron Consulting Group, Inc.*	57	2,611
FibroGen, Inc.*	216	2,596
Chefs’ Warehouse, Inc.*	79	2,575
National Beverage Corp.	59	2,566
Kura Oncology, Inc.*	159	2,557
RadNet, Inc.*	114	2,550
Crinetics Pharmaceuticals, Inc.*	116	2,546
TrueBlue, Inc.*	88	2,542
Castle Biosciences, Inc.*	55	2,467
Vaxcyte, Inc.*	102	2,463
2U, Inc.*	182	2,417
USANA Health Sciences, Inc.*	30	2,384
ImmunoGen, Inc.*	498	2,370
MoneyGram International, Inc.*	224	2,365
C4 Therapeutics, Inc.*	97	2,353
Intersect ENT, Inc.*	84	2,353
Cerus Corp.*	424	2,328
MannKind Corp.*	621	2,285
Reata Pharmaceuticals, Inc. — Class A*	69	2,260
Quanterix Corp.*	77	2,248
Cardiovascular Systems, Inc.*	99	2,237
Accolade, Inc.*	126	2,213
Natus Medical, Inc.*	84	2,208
Aclaris Therapeutics, Inc.*	128	2,207
Utz Brands, Inc.	148	2,188
Carriage Services, Inc. — Class A	41	2,187
LeMaitre Vascular, Inc.	47	2,184
National Healthcare Corp.	31	2,177
Fresh Del Monte Produce, Inc.	84	2,176
Senseonics Holdings, Inc.*	1,091	2,149
Atrion Corp.	3	2,139
Morphic Holding, Inc.*	53	2,128
Keros Therapeutics, Inc.*	39	2,121
Innoviva, Inc.*	109	2,109
Coherus Biosciences, Inc.*	163	2,104
Nuvation Bio, Inc.*	398	2,093
Alector, Inc.*	146	2,081
Verve Therapeutics, Inc.*	91	2,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Artivion, Inc.*	97	$2,074
Recursion Pharmaceuticals, Inc. — Class A*	289	2,069
Anavex Life Sciences Corp.*,1	168	2,068
Varex Imaging Corp.*	97	2,065
Alphatec Holdings, Inc.*	177	2,035
Atara Biotherapeutics, Inc.*	218	2,025
AngioDynamics, Inc.*	94	2,025
Perdoceo Education Corp.*	176	2,021
Catalyst Pharmaceuticals, Inc.*	243	2,015
Syndax Pharmaceuticals, Inc.*	113	1,964
Cross Country Healthcare, Inc.*	90	1,950
American Well Corp. — Class A*	462	1,945
John B Sanfilippo & Son, Inc.	23	1,919
Kelly Services, Inc. — Class A	88	1,909
Heidrick & Struggles International, Inc.	48	1,900
OrthoPediatrics Corp.*	35	1,890
ACCO Brands Corp.	236	1,888
Bionano Genomics, Inc.*	731	1,886
Arlo Technologies, Inc.*	212	1,878
Inovio Pharmaceuticals, Inc.*,1	521	1,870
Lyell Immunopharma, Inc.*,1	370	1,869
Viad Corp.*	52	1,853
SI-BONE, Inc.*	82	1,853
Collegium Pharmaceutical, Inc.*	90	1,832
LifeStance Health Group, Inc.*,1	180	1,820
SP Plus Corp.*	58	1,819
Sana Biotechnology, Inc.*	216	1,784
Quanex Building Products Corp.	85	1,784
TransMedics Group, Inc.*	66	1,778
Avidity Biosciences, Inc.*	95	1,755
Sorrento Therapeutics, Inc.*,1	748	1,743
Sangamo Therapeutics, Inc.*	299	1,737
Hanger, Inc.*	94	1,723
Antares Pharma, Inc.*	420	1,722
Aaron’s Company, Inc.	84	1,687
MaxCyte, Inc.*	240	1,678
Relmada Therapeutics, Inc.*	62	1,673
Rocket Pharmaceuticals, Inc.*	104	1,649
iTeos Therapeutics, Inc.*	51	1,641
Pulmonx Corp.*	66	1,637
Duckhorn Portfolio, Inc.*	90	1,637
PetIQ, Inc.*	67	1,635
Fulcrum Therapeutics, Inc.*	69	1,632
Inogen, Inc.*	50	1,621
Chinook Therapeutics, Inc.*	98	1,603
Seer, Inc.*	105	1,600
Forrester Research, Inc.*	28	1,580
Orthofix Medical, Inc.*	48	1,570
Calavo Growers, Inc.	43	1,567
Inhibrx, Inc.*	70	1,560
Vanda Pharmaceuticals, Inc.*	137	1,549
Barrett Business Services, Inc.	20	1,549
Allogene Therapeutics, Inc.*	170	1,549
Vivint Smart Home, Inc.*	229	1,548
Vaxart, Inc.*,1	306	1,542
Surmodics, Inc.*	34	1,541
Ocugen, Inc.*,1	465	1,535
CRA International, Inc.	18	1,517
I3 Verticals, Inc. — Class A*	54	1,504
Butterfly Network, Inc.*,1	313	1,490
Tattooed Chef, Inc.*	118	1,485
Kezar Life Sciences, Inc.*	88	1,463
Transcat, Inc.*	18	1,461
Instil Bio, Inc.*	135	1,451
Franklin Covey Co.*	32	1,447
Theravance Biopharma, Inc.*	151	1,444
Tootsie Roll Industries, Inc.	41	1,440
Treace Medical Concepts, Inc.*	76	1,437
Eagle Pharmaceuticals, Inc.*	29	1,435
Hackett Group, Inc.	62	1,430
Arcturus Therapeutics Holdings, Inc.*	53	1,429
National Research Corp. — Class A	36	1,427
BrightView Holdings, Inc.*	103	1,402
Erasca, Inc.*	160	1,376
PMV Pharmaceuticals, Inc.*	66	1,374
Resources Connection, Inc.	80	1,371
ViewRay, Inc.*	348	1,364
Gossamer Bio, Inc.*	156	1,354
Agenus, Inc.*	549	1,351
WW International, Inc.*	132	1,350
Cara Therapeutics, Inc.*	111	1,349
Arcutis Biotherapeutics, Inc.*	70	1,348
Endo International plc*	578	1,335
Cass Information Systems, Inc.	36	1,329
Karyopharm Therapeutics, Inc.*	180	1,327
MiMedx Group, Inc.*	281	1,324
MacroGenics, Inc.*	150	1,321
Heron Therapeutics, Inc.*	231	1,321
Organogenesis Holdings, Inc.*	173	1,318
Rigel Pharmaceuticals, Inc.*	430	1,286
Affimed N.V.*	291	1,272
Rhythm Pharmaceuticals, Inc.*	110	1,267
Paya Holdings, Inc.*	215	1,260
Replimune Group, Inc.*	74	1,257
Albireo Pharma, Inc.*	42	1,253
Bright Health Group, Inc.*	646	1,247
Agiliti, Inc.*	59	1,245
Seres Therapeutics, Inc.*	174	1,239
Joint Corp.*	35	1,239
Turning Point Brands, Inc.	36	1,224
OraSure Technologies, Inc.*	179	1,214
AnaptysBio, Inc.*	49	1,212
Pennant Group, Inc.*	65	1,211
NGM Biopharmaceuticals, Inc.*	79	1,205
RAPT Therapeutics, Inc.*	54	1,187
Ennis, Inc.	64	1,182
Mission Produce, Inc.*	93	1,177
Absci Corp.*	139	1,172
Atea Pharmaceuticals, Inc.*	162	1,170
Caribou Biosciences, Inc.*	127	1,166
Central Garden & Pet Co.*	26	1,143

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Sterling Check Corp.*	42	$1,110
Honest Company, Inc.*	213	1,110
Athira Pharma, Inc.*	81	1,093
Nurix Therapeutics, Inc.*	78	1,093
Design Therapeutics, Inc.*	67	1,082
Adicet Bio, Inc.*	53	1,058
4D Molecular Therapeutics, Inc.*	70	1,058
Bioventus, Inc. — Class A*	75	1,057
Amneal Pharmaceuticals, Inc.*	251	1,047
Y-mAbs Therapeutics, Inc.*	88	1,045
Radius Health, Inc.*	118	1,042
Vectrus, Inc.*	29	1,040
MeiraGTx Holdings plc*	75	1,039
Geron Corp.*	763	1,038
Provention Bio, Inc.*	139	1,017
Phibro Animal Health Corp. — Class A	51	1,017
Stoke Therapeutics, Inc.*	48	1,010
Monte Rosa Therapeutics, Inc.*	72	1,009
Intercept Pharmaceuticals, Inc.*	62	1,009
American Public Education, Inc.*	47	998
European Wax Center, Inc. — Class A*	33	976
Mind Medicine MindMed, Inc.*,1	878	975
Aerie Pharmaceuticals, Inc.*	107	974
Custom Truck One Source, Inc.*	116	973
SeaSpine Holdings Corp.*	80	973
Inotiv, Inc.*	37	969
Tactile Systems Technology, Inc.*	48	968
Imago Biosciences, Inc.*	50	963
ImmunityBio, Inc.*,1	171	959
2seventy bio, Inc.*	56	955
Ocular Therapeutix, Inc.*	192	950
Tejon Ranch Co.*	52	950
22nd Century Group, Inc.*	406	942
Edgewise Therapeutics, Inc.*	97	941
AppHarvest, Inc.*	175	941
Evolus, Inc.*	83	931
Scholar Rock Holding Corp.*	72	928
Deciphera Pharmaceuticals, Inc.*	99	918
Ideaya Biosciences, Inc.*	82	918
Akero Therapeutics, Inc.*	64	908
Omeros Corp.*	151	908
Anika Therapeutics, Inc.*	36	904
Bioxcel Therapeutics, Inc.*	43	899
Sutro Biopharma, Inc.*	109	896
DermTech, Inc.*,1	61	895
SIGA Technologies, Inc.*	124	879
Berkeley Lights, Inc.*	122	867
Marinus Pharmaceuticals, Inc.*	92	860
Willdan Group, Inc.*	28	859
Praxis Precision Medicines, Inc.*	84	858
Chimerix, Inc.*	184	843
Tenaya Therapeutics, Inc.*	71	836
KalVista Pharmaceuticals, Inc.*	56	825
Seneca Foods Corp. — Class A*	16	825
Bluebird Bio, Inc.*	169	820
Generation Bio Co.*	111	815
Utah Medical Products, Inc.	9	809
Vapotherm, Inc.*	57	792
Accuray, Inc.*	239	791
Forma Therapeutics Holdings, Inc.*	85	790
VBI Vaccines, Inc.*,1	472	784
Veru, Inc.*	161	778
Axogen, Inc.*	97	770
Vital Farms, Inc.*	62	766
ANI Pharmaceuticals, Inc.*	27	759
Landec Corp.*	65	753
G1 Therapeutics, Inc.*	99	752
Foghorn Therapeutics, Inc.*	49	746
Singular Genomics Systems, Inc.*	118	745
ALX Oncology Holdings, Inc.*	44	744
Personalis, Inc.*	90	737
Kiniksa Pharmaceuticals Ltd. — Class A*	73	726
Dyne Therapeutics, Inc.*	75	723
Kinnate Biopharma, Inc.*	64	721
iRadimed Corp.	16	717
Mersana Therapeutics, Inc.*	179	714
Kronos Bio, Inc.*	97	701
Cogent Biosciences, Inc.*	93	697
Phathom Pharmaceuticals, Inc.*	51	694
Eiger BioPharmaceuticals, Inc.*	82	681
Cullinan Oncology, Inc.*	65	681
Whole Earth Brands, Inc.*	94	673
Adagio Therapeutics, Inc.*,1	147	670
DICE Therapeutics, Inc.*	35	670
Esperion Therapeutics, Inc.*	144	668
PROCEPT BioRobotics Corp.*	19	665
Oramed Pharmaceuticals, Inc.*	76	657
Kodiak Sciences, Inc.*	85	656
EyePoint Pharmaceuticals, Inc.*	53	644
Rubius Therapeutics, Inc.*	115	634
Harvard Bioscience, Inc.*	99	615
Verastem, Inc.*	435	613
ShotSpotter, Inc.*	22	610
Altimmune, Inc.*	100	609
HF Foods Group, Inc.*	91	606
VistaGen Therapeutics, Inc.*	488	605
Arbutus Biopharma Corp.*	201	599
BioLife Solutions, Inc.*	26	591
Vera Therapeutics, Inc.*	25	587
Alta Equipment Group, Inc.*	47	581
Clovis Oncology, Inc.*	284	574
Limoneira Co.	39	573
Jounce Therapeutics, Inc.*	83	564
IGM Biosciences, Inc.*	21	561
Immunovant, Inc.*	101	557
Acacia Research Corp.*	123	555
Aldeyra Therapeutics, Inc.*	122	542
Cymabay Therapeutics, Inc.*	174	541
Village Super Market, Inc. — Class A	22	539
Talaris Therapeutics, Inc.*	54	531
Immunic, Inc.*	47	531
Spero Therapeutics, Inc.*	61	531

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Spectrum Pharmaceuticals, Inc.*	410	$529
CorMedix, Inc.*	95	521
Avita Medical, Inc.*	61	517
Curis, Inc.*	217	516
Viking Therapeutics, Inc.*	171	513
Citius Pharmaceuticals, Inc.*	286	512
Apyx Medical Corp.*	78	509
CinCor Pharma, Inc.*	29	509
Allakos, Inc.*	89	507
Nature’s Sunshine Products, Inc.*	30	505
Precigen, Inc.*	238	502
ClearPoint Neuro, Inc.*	48	500
Allovir, Inc.*	74	499
Janux Therapeutics, Inc.*	34	488
Lineage Cell Therapeutics, Inc.*	314	484
Aerovate Therapeutics, Inc.*	26	477
Applied Molecular Transport, Inc.*	63	474
Stereotaxis, Inc.*	124	463
SOC Telemed, Inc.*	153	458
InfuSystem Holdings, Inc.*	46	451
Natural Grocers by Vitamin Cottage, Inc.	23	451
XOMA Corp.*	16	448
Viemed Healthcare, Inc.*	89	443
Gritstone bio, Inc.*,1	107	441
Udemy, Inc.*	35	436
Nathan’s Famous, Inc.	8	433
Viracta Therapeutics, Inc.*	91	433
CytomX Therapeutics, Inc.*	162	433
Ikena Oncology, Inc.*	70	427
UroGen Pharma Ltd.*	49	427
Icosavax, Inc.*	60	422
ORIC Pharmaceuticals, Inc.*	79	422
Pliant Therapeutics, Inc.*	60	421
Nkarta, Inc.*	36	410
Outlook Therapeutics, Inc.*	223	397
Eargo, Inc.*	75	397
Precision BioSciences, Inc.*	127	391
Paragon 28, Inc.*	23	385
Durect Corp.*	570	382
Century Therapeutics, Inc.*	30	378
Cue Biopharma, Inc.*	77	376
Nuvalent, Inc. — Class A*	27	375
Akoya Biosciences, Inc.*	34	374
TherapeuticsMD, Inc.*	983	374
KemPharm, Inc.*	74	372
Taysha Gene Therapies, Inc.*	57	372
Asensus Surgical, Inc.*	589	369
Humanigen, Inc.*	122	367
Atossa Therapeutics, Inc.*	293	366
Lexicon Pharmaceuticals, Inc.*	175	366
Paratek Pharmaceuticals, Inc.*	123	365
CEL-SCI Corp.*	90	354
Tarsus Pharmaceuticals, Inc.*	21	353
Ventyx Biosciences, Inc.*	26	353
Alaunos Therapeutics, Inc.*	528	344
9 Meters Biopharma, Inc.*	567	340
Aveanna Healthcare Holdings, Inc.*	99	338
Zynex, Inc.	54	336
CytoSorbents Corp.*	105	335
Theseus Pharmaceuticals, Inc.*	29	334
XBiotech, Inc.	38	328
Oyster Point Pharma, Inc.*	28	326
Poseida Therapeutics, Inc.*	72	323
Arcellx, Inc.*	23	322
Sientra, Inc.*	145	322
Tyra Biosciences, Inc.*	30	321
Molecular Templates, Inc.*	93	321
Homology Medicines, Inc.*	105	319
Akebia Therapeutics, Inc.*	440	316
Athersys, Inc.*	516	312
Cortexyme, Inc.*	50	309
Amylyx Pharmaceuticals, Inc.*	24	308
Aura Biosciences, Inc.*	14	308
Remitly Global, Inc.*	31	306
Sesen Bio, Inc.*	504	304
Rent the Runway, Inc. — Class A*,1	43	296
Innovage Holding Corp.*,1	46	295
Werewolf Therapeutics, Inc.*	67	295
ChromaDex Corp.*	118	290
Vor BioPharma, Inc.*	48	290
Passage Bio, Inc.*	93	288
Adverum Biotechnologies, Inc.*	218	286
Shattuck Labs, Inc.*	67	285
Akouos, Inc.*	60	285
Selecta Biosciences, Inc.*	231	284
Day One Biopharmaceuticals, Inc.*	28	278
SQZ Biotechnologies Co.*	57	274
Olema Pharmaceuticals, Inc.*	64	273
Verrica Pharmaceuticals, Inc.*	33	268
Epizyme, Inc.*	229	263
Surface Oncology, Inc.*	89	262
Alpine Immune Sciences, Inc.*	29	260
RxSight, Inc.*	21	260
Ardelyx, Inc.*	242	259
Evelo Biosciences, Inc.*	76	258
Tonix Pharmaceuticals Holding Corp.*	1,110	256
Fortress Biotech, Inc.*	187	254
Vita Coco Company, Inc.*,1	28	251
Codiak Biosciences, Inc.*	40	251
Infinity Pharmaceuticals, Inc.*	219	250
HireQuest, Inc.	13	249
AquaBounty Technologies, Inc.*	131	245
Biomea Fusion, Inc.*	54	241
PAVmed, Inc.*	182	240
Cue Health, Inc.*,1	37	239
Quotient Ltd.*	197	236
Cardiff Oncology, Inc.*	95	236
Alpha Teknova, Inc.*	17	235
Aeglea BioTherapeutics, Inc.*	102	235
Celcuity, Inc.*	25	234
Harpoon Therapeutics, Inc.*	47	234
iBio, Inc.*	545	233

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Puma Biotechnology, Inc.*	81	$233
Ampio Pharmaceuticals, Inc.*	489	230
Trevena, Inc.*	412	227
Entrada Therapeutics, Inc.*	24	225
Oncocyte Corp.*	151	225
WaVe Life Sciences Ltd.*	111	222
AirSculpt Technologies, Inc.*	16	219
Magenta Therapeutics, Inc.*	75	218
TCR2 Therapeutics, Inc.*	78	215
Annexon, Inc.*	78	213
StoneMor, Inc.*	81	211
Atreca, Inc. — Class A*	66	209
Graphite Bio, Inc.*	41	209
Retractable Technologies, Inc.*	44	209
Exagen, Inc.*	26	209
Emerald Holding, Inc.*	61	207
Seelos Therapeutics, Inc.*	246	206
Clene, Inc.*	52	205
Rain Therapeutics, Inc.*	40	203
Mirum Pharmaceuticals, Inc.*	9	198
NewAge, Inc.*	339	197
Greenwich Lifesciences, Inc.*	10	196
BioAtla, Inc.*	39	195
Neuronetics, Inc.*	64	194
Aspira Women’s Health, Inc.*	182	189
Prelude Therapeutics, Inc.*	27	186
NexImmune, Inc.*	44	185
Mustang Bio, Inc.*	182	184
Athenex, Inc.*	217	180
Solid Biosciences, Inc.*	150	180
Silverback Therapeutics, Inc.*	51	179
Syros Pharmaceuticals, Inc.*	144	171
Pulse Biosciences, Inc.*	35	170
Frequency Therapeutics, Inc.*	80	170
Kala Pharmaceuticals, Inc.*	122	168
Neoleukin Therapeutics, Inc.*	88	165
Summit Therapeutics, Inc.*	67	164
Vincerx Pharma, Inc.*	41	164
MEI Pharma, Inc.*	271	163
Black Diamond Therapeutics, Inc.*	57	158
Bolt Biotherapeutics, Inc.*	57	156
Oncternal Therapeutics, Inc.*	111	154
Brooklyn ImmunoTherapeutics, Inc.*	75	154
Eliem Therapeutics, Inc.*	18	151
NeuroPace, Inc.*	18	148
Inozyme Pharma, Inc.*	36	147
Team, Inc.*	66	146
Revlon, Inc. — Class A*	18	145
Priority Technology Holdings, Inc.*	25	144
Rapid Micro Biosystems, Inc. — Class A*	21	143
Immuneering Corp. — Class A*	21	136
Xilio Therapeutics, Inc.*	19	134
Rallybio Corp.*	19	133
GT Biopharma, Inc.*	46	132
Avrobio, Inc.*	95	125
Beyondspring, Inc.*	56	123
Sensei Biotherapeutics, Inc.*	53	122
CVRx, Inc.*	20	120
Accelerate Diagnostics, Inc.*	83	120
Zevia PBC — Class A*	26	119
Omega Therapeutics, Inc.*	19	119
Invacare Corp.*	84	118
Angion Biomedica Corp.*	55	117
Aligos Therapeutics, Inc.*	53	114
Avalo Therapeutics, Inc.*	156	113
Codex DNA, Inc.*	21	113
Cadiz, Inc.*	54	112
Hookipa Pharma, Inc.*,1	48	109
Pyxis Oncology, Inc.*	27	109
Thorne HealthTech, Inc.*	17	108
Terns Pharmaceuticals, Inc.*	35	104
Acumen Pharmaceuticals, Inc.*	25	98
Finch Therapeutics Group, Inc.*	19	96
89bio, Inc.*	25	94
Applied Therapeutics, Inc.*	44	93
Oncorus, Inc.*	51	91
Portage Biotech, Inc.*	13	85
Impel Neuropharma, Inc.*	13	83
Kaleido Biosciences, Inc.*	49	81
Cyteir Therapeutics, Inc.*	21	79
Gemini Therapeutics, Inc.*	55	76
IsoPlexis Corp.*	21	72
Acutus Medical, Inc.*	48	67
Reneo Pharmaceuticals, Inc.*	22	65
Laird Superfood, Inc.*	17	61
Sigilon Therapeutics, Inc.*	39	57
Biodesix, Inc.*	31	52
Ontrak, Inc.*	23	52
Talis Biomedical Corp.*	36	51
Sera Prognostics, Inc. — Class A*	12	45
Spruce Biosciences, Inc.*	22	44
Lucid Diagnostics, Inc.*	13	44
Forte Biosciences, Inc.*	28	41
Greenlane Holdings, Inc. — Class A*	41	23
Landos Biopharma, Inc.*	12	18
MiNK Therapeutics, Inc.*	5	11
Total Consumer, Non-cyclical		1,600,892

Industrial - 8.7%
Tetra Tech, Inc.	135	22,267
II-VI, Inc.*	266	19,282
Saia, Inc.*	66	16,092
Chart Industries, Inc.*,1	92	15,803
EMCOR Group, Inc.	134	15,092
Exponent, Inc.	130	14,047
Evoqua Water Technologies Corp.*	292	13,718
RBC Bearings, Inc.*	70	13,572
Matson, Inc.	104	12,544
Novanta, Inc.*	88	12,522
Simpson Manufacturing Company, Inc.	109	11,885
UFP Industries, Inc.	151	11,651
Atkore International Group, Inc.*	112	11,025
GATX Corp.	88	10,853

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Zurn Water Solutions Corp.	306	$10,832
Casella Waste Systems, Inc. — Class A*	123	10,781
Fluor Corp.*	358	10,271
Applied Industrial Technologies, Inc.	97	9,958
Fabrinet*	93	9,777
Franklin Electric Company, Inc.	116	9,633
Watts Water Technologies, Inc. — Class A	69	9,632
John Bean Technologies Corp.	79	9,359
Summit Materials, Inc. — Class A*	299	9,287
SPX FLOW, Inc.	104	8,967
Bloom Energy Corp. — Class A*	356	8,597
Hillenbrand, Inc.	184	8,127
Advanced Energy Industries, Inc.	94	8,091
Comfort Systems USA, Inc.	89	7,922
Cactus, Inc. — Class A	139	7,887
Welbilt, Inc.*	329	7,814
EnerSys	104	7,755
Mueller Industries, Inc.	141	7,638
Aerojet Rocketdyne Holdings, Inc.*	188	7,398
Badger Meter, Inc.	74	7,379
Dycom Industries, Inc.*	74	7,049
Arcosa, Inc.	122	6,985
Boise Cascade Co.	99	6,878
Forward Air Corp.	68	6,649
Trinity Industries, Inc.	193	6,631
Helios Technologies, Inc.	82	6,580
Vishay Intertechnology, Inc.	335	6,566
Albany International Corp. — Class A	77	6,493
Hub Group, Inc. — Class A*	84	6,486
Moog, Inc. — Class A	73	6,409
Sanmina Corp.*	157	6,346
Altra Industrial Motion Corp.	162	6,307
Kratos Defense & Security Solutions, Inc.*	307	6,287
Golar LNG Ltd.*	253	6,269
Werner Enterprises, Inc.	152	6,232
Atlas Air Worldwide Holdings, Inc.*	72	6,219
Belden, Inc.	111	6,149
Terex Corp.	171	6,098
Itron, Inc.*	114	6,006
Kennametal, Inc.	209	5,980
AAON, Inc.	105	5,852
Plexus Corp.*	70	5,727
Encore Wire Corp.	50	5,703
Kadant, Inc.	29	5,631
SPX Corp.*	111	5,485
Brady Corp. — Class A	118	5,460
Masonite International Corp.*	60	5,336
AeroVironment, Inc.*	56	5,272
Energizer Holdings, Inc.	171	5,260
O-I Glass, Inc.*	398	5,246
Mueller Water Products, Inc. — Class A	397	5,129
Federal Signal Corp.	151	5,096
EnPro Industries, Inc.	52	5,082
ArcBest Corp.	63	5,071
Air Transport Services Group, Inc.*	148	4,951
GrafTech International Ltd.	501	4,820
Knowles Corp.*	223	4,801
Barnes Group, Inc.	119	4,783
JELD-WEN Holding, Inc.*	230	4,664
ESCO Technologies, Inc.	64	4,475
Materion Corp.	52	4,458
NV5 Global, Inc.*	33	4,399
CSW Industrials, Inc.	37	4,351
Worthington Industries, Inc.	83	4,267
Lindsay Corp.	27	4,239
Greif, Inc. — Class A	65	4,229
AAR Corp.*	86	4,165
Greenbrier Companies, Inc.	80	4,121
Triumph Group, Inc.*	160	4,045
MYR Group, Inc.*	42	3,950
TTM Technologies, Inc.*	261	3,868
US Ecology, Inc.*	79	3,783
Granite Construction, Inc.	115	3,772
Vicor Corp.*	53	3,739
Proto Labs, Inc.*	70	3,703
Tennant Co.	46	3,625
Alamo Group, Inc.	25	3,595
OSI Systems, Inc.*	42	3,575
CryoPort, Inc.*	102	3,561
Montrose Environmental Group, Inc.*	67	3,546
Gibraltar Industries, Inc.*	82	3,522
TriMas Corp.	108	3,466
Cornerstone Building Brands, Inc.*	137	3,332
Enerpac Tool Group Corp.	151	3,305
Primoris Services Corp.	134	3,192
SFL Corporation Ltd.	311	3,166
Standex International Corp.	31	3,098
Mesa Laboratories, Inc.	12	3,059
AZZ, Inc.	63	3,039
Kaman Corp.	69	3,000
Sturm Ruger & Company, Inc.	43	2,994
Columbus McKinnon Corp.	70	2,968
Apogee Enterprises, Inc.	61	2,895
CTS Corp.	80	2,827
GoPro, Inc. — Class A*	322	2,747
Marten Transport Ltd.	149	2,646
Frontline Ltd.*	299	2,631
Scorpio Tankers, Inc.[1]	122	2,608
Construction Partners, Inc. — Class A*	99	2,592
PGT Innovations, Inc.*	144	2,589
TimkenSteel Corp.*	115	2,516
Ichor Holdings Ltd.*	70	2,493
Matthews International Corp. — Class A	77	2,492
Astec Industries, Inc.	57	2,451
Blink Charging Co.*,1	92	2,434
Harsco Corp.*	196	2,399
FARO Technologies, Inc.*	46	2,388
Griffon Corp.	117	2,343
Benchmark Electronics, Inc.	92	2,304
Xometry, Inc. — Class A*	62	2,279
Great Lakes Dredge & Dock Corp.*	162	2,273
Costamare, Inc.	132	2,251

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Energy Recovery, Inc.*	108	$2,175
American Woodmark Corp.*	44	2,154
International Seaways, Inc.	115	2,075
DHT Holdings, Inc.	357	2,071
Gorman-Rupp Co.	57	2,045
Myers Industries, Inc.	91	1,966
MicroVision, Inc.*	413	1,929
Ranpak Holdings Corp.*	94	1,920
Genco Shipping & Trading Ltd.	81	1,913
nLight, Inc.*	109	1,890
Sterling Construction Company, Inc.*	70	1,876
Smith & Wesson Brands, Inc.	121	1,831
Insteel Industries, Inc.	47	1,739
Heartland Express, Inc.	122	1,717
Chase Corp.	19	1,651
Argan, Inc.	38	1,543
Napco Security Technologies, Inc.*	74	1,518
Eagle Bulk Shipping, Inc.	22	1,498
Hydrofarm Holdings Group, Inc.*	98	1,485
Ryerson Holding Corp.	41	1,436
Latham Group, Inc.*	107	1,417
Ducommun, Inc.*	27	1,415
Stoneridge, Inc.*	65	1,349
Thermon Group Holdings, Inc.*	83	1,345
Haynes International, Inc.	31	1,321
Manitowoc Company, Inc.*	86	1,297
DXP Enterprises, Inc.*	46	1,246
CIRCOR International, Inc.*	46	1,224
Kimball Electronics, Inc.*	60	1,199
Luxfer Holdings plc	69	1,159
Heritage-Crystal Clean, Inc.*	39	1,155
Babcock & Wilcox Enterprises, Inc.*	139	1,134
Dorian LPG Ltd.	78	1,130
Modine Manufacturing Co.*	125	1,126
UFP Technologies, Inc.*	17	1,125
Tutor Perini Corp.*	103	1,112
Pactiv Evergreen, Inc.	108	1,086
PureCycle Technologies, Inc.*	134	1,072
AMMO, Inc.*,1	220	1,056
Omega Flex, Inc.	8	1,039
Comtech Telecommunications Corp.	65	1,020
Daseke, Inc.*	101	1,017
National Presto Industries, Inc.	13	1,000
Vishay Precision Group, Inc.*	31	997
Greif, Inc. — Class B	15	956
Meta Materials, Inc.*,1	571	954
Olympic Steel, Inc.	24	923
Nordic American Tankers Ltd.	421	897
908 Devices, Inc.*	47	893
IES Holdings, Inc.*	22	884
Yellow Corp.*	126	883
Identiv, Inc.*	54	873
Allied Motion Technologies, Inc.	29	865
Teekay Tankers Ltd. — Class A*	60	830
Hyster-Yale Materials Handling, Inc.	25	830
Turtle Beach Corp.*	38	809
Centrus Energy Corp. — Class A*	24	809
Astronics Corp.*	62	802
Akoustis Technologies, Inc.*,1	122	793
Tredegar Corp.	66	791
Safe Bulkers, Inc.	159	757
Eastman Kodak Co.*	113	740
NVE Corp.	13	708
Fluidigm Corp.*	191	686
Covenant Logistics Group, Inc. — Class A	31	667
Sight Sciences, Inc.*	56	647
Park Aerospace Corp.	49	639
PAM Transportation Services, Inc.*	18	626
Radiant Logistics, Inc.*	98	624
Northwest Pipe Co.*	24	611
Caesarstone Ltd.	57	600
Luna Innovations, Inc.*	77	594
Pure Cycle Corp.*	49	589
Teekay Corp.*	174	552
American Superconductor Corp.*	69	525
Lawson Products, Inc.*	13	501
Kopin Corp.*	194	491
American Outdoor Brands, Inc.*	35	460
View, Inc.*	245	451
Powell Industries, Inc.	23	447
INNOVATE Corp.*	119	439
Concrete Pumping Holdings, Inc.*	65	436
Atlas Technical Consultants, Inc.*	36	433
CECO Environmental Corp.*	78	428
Cadre Holdings, Inc.	16	393
Universal Logistics Holdings, Inc.	19	383
AerSale Corp.*	24	377
Byrna Technologies, Inc.*	46	376
Mistras Group, Inc.*	51	337
Iteris, Inc.*	107	319
NN, Inc.*	107	308
Park-Ohio Holdings Corp.	21	295
Sharps Compliance Corp.*	46	271
US Xpress Enterprises, Inc. — Class A*	67	260
Willis Lease Finance Corp.*	7	225
Karat Packaging, Inc.*	11	218
Mayville Engineering Company, Inc.*	22	206
AgEagle Aerial Systems, Inc.*	170	202
NL Industries, Inc.	21	151
Total Industrial		873,448

Consumer, Cyclical - 8.6%
AMC Entertainment Holdings, Inc. — Class A*,1	1,293	31,860
BJ’s Wholesale Club Holdings, Inc.*	342	23,123
Macy’s, Inc.	753	18,343
Texas Roadhouse, Inc. — Class A	175	14,653
WESCO International, Inc.*	112	14,576
Scientific Games Corp. — Class A*	242	14,218
Murphy USA, Inc.	58	11,598
Crocs, Inc.*	146	11,154
Hilton Grand Vacations, Inc.*	214	11,130
Avient Corp.	228	10,944

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Fox Factory Holding Corp.*	106	$10,383
Goodyear Tire & Rubber Co.*	696	9,946
Adient plc*	238	9,703
Signet Jewelers Ltd.	132	9,596
SeaWorld Entertainment, Inc.*	126	9,379
Asbury Automotive Group, Inc.*	58	9,292
Sonos, Inc.*	320	9,030
National Vision Holdings, Inc.*	205	8,932
Papa John’s International, Inc.	84	8,843
Wingstop, Inc.	75	8,801
Resideo Technologies, Inc.*	364	8,674
Beacon Roofing Supply, Inc.*	140	8,299
Taylor Morrison Home Corp. — Class A*	300	8,166
Steven Madden Ltd.	202	7,805
Academy Sports & Outdoors, Inc.	195	7,683
Visteon Corp.*	70	7,639
Meritage Homes Corp.*	94	7,448
Skyline Champion Corp.*	132	7,244
Group 1 Automotive, Inc.	42	7,049
FirstCash Holdings, Inc.	100	7,034
Cracker Barrel Old Country Store, Inc.	59	7,005
UniFirst Corp.	38	7,003
Boot Barn Holdings, Inc.*	73	6,920
Callaway Golf Co.*	292	6,839
Red Rock Resorts, Inc. — Class A	134	6,507
American Eagle Outfitters, Inc.[1]	385	6,468
Shake Shack, Inc. — Class A*	95	6,450
KB Home	199	6,444
LCI Industries	62	6,436
Dana, Inc.	366	6,431
MillerKnoll, Inc.	186	6,428
Dorman Products, Inc.*	66	6,272
International Game Technology plc	252	6,219
Allegiant Travel Co. — Class A*	38	6,171
Gentherm, Inc.*	84	6,135
Nikola Corp.*,1	572	6,126
Meritor, Inc.*	170	6,047
Nu Skin Enterprises, Inc. — Class A	124	5,937
Tri Pointe Homes, Inc.*	276	5,542
Cavco Industries, Inc.*	23	5,540
Madison Square Garden Entertainment Corp.*	66	5,498
KAR Auction Services, Inc.*	303	5,469
Bed Bath & Beyond, Inc.*	242	5,452
MDC Holdings, Inc.	144	5,449
Spirit Airlines, Inc.*	248	5,424
Rush Enterprises, Inc. — Class A	106	5,396
Kontoor Brands, Inc.	130	5,376
LGI Homes, Inc.*	55	5,372
GMS, Inc.*	107	5,325
Dave & Buster’s Entertainment, Inc.*	108	5,303
Fisker, Inc.*,1	411	5,302
ODP Corp.*	115	5,270
Vista Outdoor, Inc.*	144	5,139
Cannae Holdings, Inc.*	212	5,071
Installed Building Products, Inc.	60	5,069
Jack in the Box, Inc.	53	4,951
Bloomin’ Brands, Inc.	222	4,871
Veritiv Corp.*	36	4,809
Cinemark Holdings, Inc.*	272	4,700
PriceSmart, Inc.	59	4,653
Wolverine World Wide, Inc.	204	4,602
Cheesecake Factory, Inc.*	115	4,576
Everi Holdings, Inc.*	214	4,494
Abercrombie & Fitch Co. — Class A*	140	4,479
Lions Gate Entertainment Corp. — Class B*	296	4,449
Winnebago Industries, Inc.	82	4,430
Brinker International, Inc.*	114	4,350
Urban Outfitters, Inc.*	172	4,319
Sally Beauty Holdings, Inc.*	274	4,283
iRobot Corp.*	67	4,248
World Fuel Services Corp.	157	4,245
Methode Electronics, Inc.	96	4,152
HNI Corp.	110	4,075
Century Communities, Inc.	75	4,018
Dillard’s, Inc. — Class A	14	3,757
SkyWest, Inc.*	126	3,635
Oxford Industries, Inc.	40	3,620
H&E Equipment Services, Inc.	81	3,525
Healthcare Services Group, Inc.	188	3,491
Acushnet Holdings Corp.	86	3,462
Patrick Industries, Inc.	57	3,437
Dine Brands Global, Inc.	41	3,196
M/I Homes, Inc.*	72	3,193
Shyft Group, Inc.	87	3,142
Tenneco, Inc. — Class A*	170	3,114
Clean Energy Fuels Corp.*	390	3,097
Malibu Boats, Inc. — Class A*	53	3,075
G-III Apparel Group Ltd.*	111	3,003
Franchise Group, Inc.	71	2,941
Camping World Holdings, Inc. — Class A1	104	2,907
La-Z-Boy, Inc.	110	2,901
Monarch Casino & Resort, Inc.*	33	2,879
Sleep Number Corp.*	55	2,789
Liberty Media Corporation-Liberty Braves — Class C*	93	2,596
Big Lots, Inc.	75	2,595
Steelcase, Inc. — Class A	214	2,557
Bally’s Corp.*	82	2,521
Hawaiian Holdings, Inc.*	127	2,502
Golden Entertainment, Inc.*	43	2,497
Buckle, Inc.	75	2,478
Tupperware Brands Corp.*	127	2,470
IMAX Corp.*	126	2,385
Sonic Automotive, Inc. — Class A	56	2,381
Lions Gate Entertainment Corp. — Class A*	146	2,373
XPEL, Inc.*	45	2,367
Genesco, Inc.*	37	2,354
Denny’s Corp.*	160	2,290
Standard Motor Products, Inc.	53	2,286

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ScanSource, Inc.*	64	$2,227
Guess?, Inc.[1]	101	2,207
American Axle & Manufacturing Holdings, Inc.*	284	2,204
MarineMax, Inc.*	53	2,134
Sun Country Airlines Holdings, Inc.*	81	2,121
Designer Brands, Inc. — Class A*	151	2,040
Interface, Inc. — Class A	147	1,995
Winmark Corp.	9	1,980
Douglas Dynamics, Inc.	57	1,972
Ruth’s Hospitality Group, Inc.	86	1,968
Workhorse Group, Inc.*	385	1,925
Aspen Aerogels, Inc.*	55	1,896
Arko Corp.	208	1,893
Titan International, Inc.*	128	1,885
Wabash National Corp.	127	1,885
Zumiez, Inc.*	49	1,872
Caleres, Inc.	93	1,798
Lovesac Co.*	32	1,730
Children’s Place, Inc.*	35	1,725
Accel Entertainment, Inc.*	141	1,717
A-Mark Precious Metals, Inc.	22	1,701
BlueLinx Holdings, Inc.*	23	1,653
OptimizeRx Corp.*	43	1,621
Movado Group, Inc.	41	1,601
BJ’s Restaurants, Inc.*	56	1,585
Green Brick Partners, Inc.*	77	1,522
Hibbett, Inc.	34	1,508
Clarus Corp.	66	1,503
Canoo, Inc.*	268	1,479
PC Connection, Inc.	28	1,467
Ethan Allen Interiors, Inc.	56	1,460
Portillo’s, Inc. — Class A*	59	1,449
Chico’s FAS, Inc.*	301	1,445
Life Time Group Holdings, Inc.*	97	1,410
Titan Machinery, Inc.*	49	1,385
OneSpaWorld Holdings Ltd.*	134	1,367
RCI Hospitality Holdings, Inc.	22	1,352
Chuy’s Holdings, Inc.*	50	1,350
TravelCenters of America, Inc.*	31	1,332
Lordstown Motors Corp. — Class A*	389	1,327
PetMed Express, Inc.	51	1,316
Hyliion Holdings Corp.*,1	294	1,302
America’s Car-Mart, Inc.*	16	1,289
Shoe Carnival, Inc.	44	1,283
GrowGeneration Corp.*	139	1,280
VSE Corp.	27	1,244
Ideanomics, Inc.*	1,101	1,233
Rite Aid Corp.*	140	1,225
Sportsman’s Warehouse Holdings, Inc.*	109	1,165
Lindblad Expeditions Holdings, Inc.*	77	1,161
Fossil Group, Inc.*	120	1,157
MasterCraft Boat Holdings, Inc.*	47	1,157
Funko, Inc. — Class A*	67	1,156
Bluegreen Vacations Holding Corp.*	39	1,153
Haverty Furniture Companies, Inc.	42	1,152
Aeva Technologies, Inc.*	265	1,147
Beazer Homes USA, Inc.*	74	1,126
Universal Electronics, Inc.*	34	1,062
Global Industrial Co.	32	1,031
LL Flooring Holdings, Inc.*	73	1,023
Rush Street Interactive, Inc.*	139	1,011
Johnson Outdoors, Inc. — Class A	13	1,011
Marcus Corp.*	57	1,009
Frontier Group Holdings, Inc.*,1	88	997
Sweetgreen, Inc. — Class A*	31	992
Party City Holdco, Inc.*	277	992
REV Group, Inc.	71	951
PLBY Group, Inc.*	72	942
Sovos Brands, Inc.*	65	922
OneWater Marine, Inc. — Class A	26	896
Big 5 Sporting Goods Corp.	52	892
F45 Training Holdings, Inc.*	79	845
Purple Innovation, Inc.*	144	843
Motorcar Parts of America, Inc.*	47	838
Rush Enterprises, Inc. — Class B	17	822
Century Casinos, Inc.*	68	813
Miller Industries, Inc.	28	789
Full House Resorts, Inc.*	82	788
Kimball International, Inc. — Class B	91	769
Hovnanian Enterprises, Inc. — Class A*	13	768
Forestar Group, Inc.*	43	764
Blue Bird Corp.*	40	753
Rocky Brands, Inc.	18	749
Cato Corp. — Class A	50	733
Liberty Media Corporation-Liberty Braves — Class A*	25	719
Golden Nugget Online Gaming, Inc.*	100	711
Citi Trends, Inc.*	23	704
Conn’s, Inc.*	45	693
Commercial Vehicle Group, Inc.*	80	676
Red Robin Gourmet Burgers, Inc.*	39	658
Container Store Group, Inc.*	80	654
Noodles & Co.*	103	615
XL Fleet Corp.*,1	299	595
Xponential Fitness, Inc. — Class A*	25	586
Hooker Furnishings Corp.	30	568
El Pollo Loco Holdings, Inc.*	48	558
Superior Group of Companies, Inc.	31	553
Kura Sushi USA, Inc. — Class A*	10	551
ONE Group Hospitality, Inc.*	52	546
Tilly’s, Inc. — Class A	57	533
Vera Bradley, Inc.*	66	506
Snap One Holdings Corp.*	34	502
Velodyne Lidar, Inc.*	189	484
Romeo Power, Inc.*,1	324	483
GAN Ltd.*	100	482
Arcimoto, Inc.*	72	476
Weber, Inc. — Class A	45	442
Biglari Holdings, Inc. — Class B*	3	434
Lifetime Brands, Inc.	33	424
Traeger, Inc.*	56	417

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Barnes & Noble Education, Inc.*	113	$405
NEOGAMES S.A.*	26	401
VOXX International Corp. — Class A*	39	389
Lazydays Holdings, Inc.*	19	383
Bassett Furniture Industries, Inc.	23	381
Mesa Air Group, Inc.*	86	378
Liberty TripAdvisor Holdings, Inc. — Class A*	183	375
Target Hospitality Corp.*	62	372
Cooper-Standard Holdings, Inc.*	42	368
Duluth Holdings, Inc. — Class B*	30	367
First Watch Restaurant Group, Inc.*	28	365
JOANN, Inc.	32	365
Daktronics, Inc.*	92	353
Kirkland’s, Inc.*	37	344
Escalade, Inc.	26	343
Shift Technologies, Inc.*	155	341
Fiesta Restaurant Group, Inc.*	44	329
Flexsteel Industries, Inc.	17	328
Drive Shack, Inc.*	207	319
Nautilus, Inc.*	76	313
EVI Industries, Inc.*	15	279
CarLotz, Inc.*	179	245
Marine Products Corp.	20	231
Landsea Homes Corp.*	27	231
Regis Corp.*	107	227
Hamilton Beach Brands Holding Co. — Class A	19	221
Torrid Holdings, Inc.*	32	194
Carrols Restaurant Group, Inc.	84	190
Esports Technologies, Inc.*	28	189
Aterian, Inc.*	65	158
Hall of Fame Resort & Entertainment Co.*	140	155
Chicken Soup For The Soul Entertainment, Inc.*	18	144
Eros STX Global Corp.*	40	112
CompX International, Inc.	4	94
MedAvail Holdings, Inc.*	30	29
Total Consumer, Cyclical		859,630

Technology - 7.4%
Lattice Semiconductor Corp.*	341	20,784
Synaptics, Inc.*	98	19,551
KBR, Inc.	355	19,429
Rapid7, Inc.*	141	15,685
Silicon Laboratories, Inc.*	95	14,269
Power Integrations, Inc.	147	13,624
Tenable Holdings, Inc.*	231	13,350
CMC Materials, Inc.	71	13,163
Varonis Systems, Inc.*	268	12,741
Workiva, Inc.*	107	12,626
Qualys, Inc.*	85	12,105
SPS Commerce, Inc.*	91	11,939
Sailpoint Technologies Holdings, Inc.*	231	11,823
ExlService Holdings, Inc.*	82	11,748
Maximus, Inc.	154	11,542
Semtech Corp.*	162	11,233
MicroStrategy, Inc. — Class A*,1	23	11,185
Onto Innovation, Inc.*	123	10,688
Ziff Davis, Inc.*	109	10,549
MaxLinear, Inc. — Class A*	178	10,386
Envestnet, Inc.*	136	10,124
Digital Turbine, Inc.*	228	9,989
Blackline, Inc.*	136	9,958
SiTime Corp.*	40	9,913
Box, Inc. — Class A*	341	9,909
Diodes, Inc.*	109	9,482
Ambarella, Inc.*	89	9,338
ACI Worldwide, Inc.*	296	9,321
Insight Enterprises, Inc.*	86	9,230
Sprout Social, Inc. — Class A*	113	9,054
Rambus, Inc.*	272	8,674
Kulicke & Soffa Industries, Inc.	154	8,627
Verint Systems, Inc.*	161	8,324
FormFactor, Inc.*	195	8,196
Altair Engineering, Inc. — Class A*	116	7,470
DigitalOcean Holdings, Inc.*	128	7,405
CommVault Systems, Inc.*	111	7,365
Blackbaud, Inc.*	122	7,304
MACOM Technology Solutions Holdings, Inc.*	122	7,304
Asana, Inc. — Class A*	179	7,155
PagerDuty, Inc.*	206	7,043
Allscripts Healthcare Solutions, Inc.*	304	6,846
Evolent Health, Inc. — Class A*	200	6,460
Bottomline Technologies DE, Inc.*	112	6,348
Axcelis Technologies, Inc.*	83	6,269
Appian Corp.*	99	6,021
ManTech International Corp. — Class A	69	5,947
Verra Mobility Corp.*	360	5,861
NetScout Systems, Inc.*	176	5,646
Amkor Technology, Inc.	257	5,582
Appfolio, Inc. — Class A*	49	5,547
Outset Medical, Inc.*	118	5,357
Momentive Global, Inc.*	325	5,285
CSG Systems International, Inc.	82	5,213
3D Systems Corp.*	311	5,188
Progress Software Corp.	110	5,180
Ultra Clean Holdings, Inc.*	112	4,748
Apollo Medical Holdings, Inc.*	95	4,605
Xperi Holding Corp.	265	4,590
Cardlytics, Inc.*	81	4,453
E2open Parent Holdings, Inc.*	498	4,387
Zuora, Inc. — Class A*	282	4,224
Ping Identity Holding Corp.*	153	4,197
Super Micro Computer, Inc.*	110	4,188
LivePerson, Inc.*	165	4,029
Schrodinger Incorporated/United States*	115	3,924
TTEC Holdings, Inc.	46	3,796
JFrog Ltd.*	133	3,584
Unisys Corp.*	165	3,566
8x8, Inc.*	283	3,563
Cohu, Inc.*	120	3,552

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Domo, Inc. — Class B*	70	$3,540
Cerence, Inc.*	95	3,429
Veeco Instruments, Inc.*	126	3,426
Health Catalyst, Inc.*	131	3,423
PROS Holdings, Inc.*	100	3,331
Phreesia, Inc.*	125	3,295
1Life Healthcare, Inc.*	292	3,235
Avid Technology, Inc.*	91	3,173
SMART Global Holdings, Inc.*	122	3,151
NextGen Healthcare, Inc.*	144	3,011
Impinj, Inc.*	47	2,986
Alpha & Omega Semiconductor Ltd.*	53	2,897
Privia Health Group, Inc.*	105	2,807
BigCommerce Holdings, Inc.*	122	2,673
Avaya Holdings Corp.*	207	2,623
Photronics, Inc.*	154	2,613
Sumo Logic, Inc.*	220	2,567
Parsons Corp.*	66	2,554
PAR Technology Corp.*	63	2,541
Donnelley Financial Solutions, Inc.*	74	2,461
Consensus Cloud Solutions, Inc.*	40	2,405
Model N, Inc.*	89	2,394
Pitney Bowes, Inc.	444	2,309
CEVA, Inc.*	56	2,276
Alignment Healthcare, Inc.*	199	2,235
Desktop Metal, Inc. — Class A*	471	2,233
Ebix, Inc.	67	2,221
Conduent, Inc.*	421	2,172
Agilysys, Inc.*	53	2,114
PDF Solutions, Inc.*	75	2,090
Sapiens International Corporation N.V.	77	1,955
Yext, Inc.*	282	1,943
Simulations Plus, Inc.	38	1,937
Bandwidth, Inc. — Class A*	58	1,879
Digi International, Inc.*	85	1,829
BTRS Holdings, Inc. — Class 1*	237	1,773
PowerSchool Holdings, Inc. — Class A*	107	1,767
American Software, Inc. — Class A	80	1,667
Grid Dynamics Holdings, Inc.*	114	1,605
Mitek Systems, Inc.*	108	1,584
Rackspace Technology, Inc.*	137	1,529
Corsair Gaming, Inc.*,1	69	1,460
Ouster, Inc.*	319	1,436
Porch Group, Inc.*	194	1,347
CS Disco, Inc.*	39	1,325
Veritone, Inc.*	71	1,298
OneSpan, Inc.*	89	1,285
Upland Software, Inc.*	72	1,268
Diebold Nixdorf, Inc.*	180	1,211
Computer Programs and Systems, Inc.*	35	1,206
Integral Ad Science Holding Corp.*	80	1,104
MeridianLink, Inc.*	57	1,032
Alkami Technology, Inc.*	72	1,030
Telos Corp.*	100	997
Cantaloupe, Inc.*	147	995
EverCommerce, Inc.*	75	990
Vuzix Corp.*,1	147	970
HireRight Holdings Corp.*	56	958
Daily Journal Corp.*	3	936
ON24, Inc.*	67	881
Inseego Corp.*,1	213	863
EngageSmart, Inc.*	40	852
Digimarc Corp.*	32	844
Brightcove, Inc.*	103	803
Benefitfocus, Inc.*	63	795
Genius Brands International, Inc.*	711	725
AXT, Inc.*	101	709
Enfusion, Inc. — Class A*	54	687
Atomera, Inc.*	51	666
Outbrain, Inc.*	61	655
Rimini Street, Inc.*	112	650
Intapp, Inc.*	26	624
eGain Corp.*	52	602
Instructure Holdings, Inc.*	30	602
AvidXchange Holdings, Inc.*	64	515
CoreCard Corp.*	18	493
PlayAGS, Inc.*	69	460
Smith Micro Software, Inc.*	115	434
Rekor Systems, Inc.*	86	392
EMCORE Corp.*	93	344
Quantum Corp.*	147	334
SecureWorks Corp. — Class A*	25	331
Forian, Inc.*	47	327
Tabula Rasa HealthCare, Inc.*	56	323
GTY Technology Holdings, Inc.*	81	262
iCAD, Inc.*	55	245
IBEX Holdings Ltd.*	15	239
Convey Health Solutions Holdings, Inc.*	34	222
SkyWater Technology, Inc.*	20	217
DarioHealth Corp.*	35	204
GreenBox POS*	46	194
Viant Technology, Inc. — Class A*	29	190
StarTek, Inc.*	42	186
Arteris, Inc.*	13	169
Kaltura, Inc.*	44	79
Weave Communications, Inc.*	12	72
NantHealth, Inc.*	67	50
Society Pass, Inc.*	8	24
Total Technology		737,526

Energy - 4.5%
Ovintiv, Inc.	655	35,416
Chesapeake Energy Corp.	263	22,881
Antero Resources Corp.*	720	21,982
Range Resources Corp.*	601	18,258
Southwestern Energy Co.*	2,545	18,248
PDC Energy, Inc.	245	17,807
Murphy Oil Corp.	370	14,944
Matador Resources Co.	277	14,675
ChampionX Corp.	511	12,509
SM Energy Co.	301	11,724
Helmerich & Payne, Inc.	257	10,994
CNX Resources Corp.*	502	10,401

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Denbury, Inc.*	126	$9,900
California Resources Corp.	203	9,080
Equitrans Midstream Corp.	1,032	8,710
Magnolia Oil & Gas Corp. — Class A	361	8,538
Kosmos Energy Ltd.*	1,124	8,082
Whiting Petroleum Corp.	99	8,070
Oasis Petroleum, Inc.	50	7,315
Patterson-UTI Energy, Inc.	469	7,260
Callon Petroleum Co.*	119	7,031
Renewable Energy Group, Inc.*	113	6,853
Civitas Resources, Inc.	109	6,508
PBF Energy, Inc. — Class A*	241	5,873
Peabody Energy Corp.*	223	5,470
FuelCell Energy, Inc.*,1	926	5,334
Arch Resources, Inc.	38	5,221
Sunnova Energy International, Inc.*	216	4,981
Tellurian, Inc.*	928	4,918
Warrior Met Coal, Inc.	129	4,787
Northern Oil and Gas, Inc.	153	4,313
SunPower Corp. — Class A*	200	4,296
NexTier Oilfield Solutions, Inc.*	435	4,019
Oceaneering International, Inc.*	250	3,790
Green Plains, Inc.*	120	3,721
Centennial Resource Development, Inc. — Class A*	461	3,720
Array Technologies, Inc.*	321	3,618
Delek US Holdings, Inc.*	165	3,501
US Silica Holdings, Inc.*	184	3,434
Liberty Oilfield Services, Inc. — Class A*	228	3,379
Dril-Quip, Inc.*	88	3,287
CONSOL Energy, Inc.*	86	3,236
Stem, Inc.*	286	3,149
Archrock, Inc.	340	3,138
NOW, Inc.*	278	3,066
ProPetro Holding Corp.*	216	3,009
Comstock Resources, Inc.*	230	3,002
Brigham Minerals, Inc. — Class A	110	2,811
Nabors Industries Ltd.*	18	2,749
Laredo Petroleum, Inc.*	32	2,532
MRC Global, Inc.*	202	2,406
Gevo, Inc.*	498	2,331
Tidewater, Inc.*	103	2,239
Bristow Group, Inc.*	59	2,188
Expro Group Holdings N.V.*	118	2,098
CVR Energy, Inc.	75	1,916
SunCoke Energy, Inc.	210	1,871
Ranger Oil Corp. — Class A*	53	1,830
RPC, Inc.*	169	1,803
Berry Corp.	169	1,744
Helix Energy Solutions Group, Inc.*	360	1,721
Talos Energy, Inc.*	93	1,468
Par Pacific Holdings, Inc.*	112	1,458
DMC Global, Inc.*	47	1,434
REX American Resources Corp.*	14	1,394
Select Energy Services, Inc. — Class A*	158	1,354
TPI Composites, Inc.*	92	1,294
Crescent Energy, Inc. — Class A	74	1,283
TETRA Technologies, Inc.*	307	1,262
Alto Ingredients, Inc.*	179	1,221
Cleanspark, Inc.*,1	87	1,076
Oil States International, Inc.*	152	1,056
W&T Offshore, Inc.*	235	898
Solaris Oilfield Infrastructure, Inc. — Class A	79	892
Aris Water Solution, Inc. — Class A	49	892
Aemetis, Inc.*	68	862
Newpark Resources, Inc.*	226	827
Infrastructure and Energy Alternatives, Inc.*	69	818
National Energy Services Reunited Corp.*	95	798
Earthstone Energy, Inc. — Class A*	63	796
Falcon Minerals Corp.	99	667
Riley Exploration Permian, Inc.	26	652
FutureFuel Corp.	65	632
Kinetik Holdings, Inc. — Class A	9	585
Matrix Service Co.*	65	534
Eos Energy Enterprises, Inc.*	111	464
Beam Global*	22	450
HighPeak Energy, Inc.	13	289
Advent Technologies Holdings, Inc.*	39	90
Total Energy		449,133

Communications - 2.9%
Vonage Holdings Corp.*	634	12,864
TEGNA, Inc.	557	12,477
Mimecast Ltd.*	153	12,173
Iridium Communications, Inc.*	296	11,935
Cargurus, Inc.*	239	10,148
Viavi Solutions, Inc.*	574	9,230
Perficient, Inc.*	82	9,027
Q2 Holdings, Inc.*	138	8,508
Maxar Technologies, Inc.	182	7,182
Cogent Communications Holdings, Inc.	107	7,099
Upwork, Inc.*	296	6,879
Houghton Mifflin Harcourt Co.*	320	6,723
Yelp, Inc. — Class A*	179	6,106
Calix, Inc.*	138	5,921
Shutterstock, Inc.	59	5,492
TechTarget, Inc.*	66	5,364
iHeartMedia, Inc. — Class A*	282	5,338
Open Lending Corp. — Class A*	261	4,935
InterDigital, Inc.	77	4,913
Revolve Group, Inc.*	90	4,832
Telephone & Data Systems, Inc.	253	4,777
Overstock.com, Inc.*	108	4,753
Gray Television, Inc.	214	4,723
Magnite, Inc.*	327	4,320
Plantronics, Inc.*	106	4,176
Infinera Corp.*	458	3,971
Extreme Networks, Inc.*	318	3,883
ePlus, Inc.*	67	3,756
Liberty Latin America Ltd. — Class C*	389	3,731
Sinclair Broadcast Group, Inc. — Class A	115	3,222

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Clear Channel Outdoor Holdings, Inc.*	916	$3,169
EW Scripps Co. — Class A*	144	2,994
AMC Networks, Inc. — Class A*	73	2,966
Shenandoah Telecommunications Co.	121	2,853
Eventbrite, Inc. — Class A*	191	2,821
Gogo, Inc.*	148	2,821
Scholastic Corp.	67	2,699
Cars.com, Inc.*	172	2,482
WideOpenWest, Inc.*	132	2,302
EchoStar Corp. — Class A*	93	2,264
Globalstar, Inc.*	1,527	2,245
ADTRAN, Inc.	121	2,232
fuboTV, Inc.*	339	2,227
Harmonic, Inc.*	227	2,109
A10 Networks, Inc.	150	2,092
Stitch Fix, Inc. — Class A*	204	2,054
NeoPhotonics Corp.*	128	1,947
Clearfield, Inc.*	29	1,891
NETGEAR, Inc.*	72	1,777
Tucows, Inc. — Class A*	25	1,707
Anterix, Inc.*	29	1,679
Limelight Networks, Inc.*	313	1,634
Gannett Company, Inc.*	354	1,597
QuinStreet, Inc.*	126	1,462
RealReal, Inc.*	200	1,452
Quotient Technology, Inc.*	225	1,435
Boston Omaha Corp. — Class A*	51	1,294
HealthStream, Inc.*	63	1,255
IDT Corp. — Class B*	36	1,227
ChannelAdvisor Corp.*	74	1,226
Advantage Solutions, Inc.*	191	1,219
United States Cellular Corp.*	39	1,179
Groupon, Inc.*,1	59	1,135
ATN International, Inc.	28	1,117
Stagwell, Inc.*	154	1,115
Consolidated Communications Holdings, Inc.*	183	1,080
Liberty Latin America Ltd. — Class A*	108	1,048
Couchbase, Inc.*,1	59	1,028
Liquidity Services, Inc.*	58	993
Entravision Communications Corp. — Class A	151	968
MediaAlpha, Inc. — Class A*	53	877
Audacy, Inc.*	296	855
1-800-Flowers.com, Inc. — Class A*	67	855
Ooma, Inc.*	56	839
Credo Technology Group Holding Ltd.*	55	838
Aviat Networks, Inc.*	27	831
CarParts.com, Inc.*	122	817
EverQuote, Inc. — Class A*	49	793
CalAmp Corp.*	89	650
Cambium Networks Corp.*	27	638
Lands’ End, Inc.*	36	609
DZS, Inc.*	43	596
Ribbon Communications, Inc.*	176	544
Thryv Holdings, Inc.*	19	534
comScore, Inc.*	175	509
Preformed Line Products Co.	8	507
National CineMedia, Inc.	151	383
Casa Systems, Inc.*	80	362
KVH Industries, Inc.*	38	346
Telesat Corp.*	18	297
VirnetX Holding Corp.*,1	159	259
Solo Brands, Inc. — Class A*,1	30	256
Fluent, Inc.*	109	227
Value Line, Inc.	3	201
CuriosityStream, Inc.*	65	188
Hemisphere Media Group, Inc.*	41	187
1stdibs.com, Inc.*	17	136
LiveOne, Inc.*	148	121
aka Brands Holding Corp.*	24	106
HyreCar, Inc.*	44	105
Lulu’s Fashion Lounge Holdings, Inc.*	15	102
Digital Media Solutions, Inc. — Class A*	9	33
Total Communications		285,854

Basic Materials - 2.3%
Rogers Corp.*	47	12,770
Commercial Metals Co.	303	12,611
Balchem Corp.	81	11,073
MP Materials Corp.*	190	10,895
Livent Corp.*	408	10,637
Cabot Corp.	141	9,646
Sensient Technologies Corp.	107	8,983
Hecla Mining Co.	1,338	8,791
HB Fuller Co.	131	8,655
Allegheny Technologies, Inc.*	321	8,616
Arconic Corp.*	268	6,866
Ingevity Corp.*	100	6,407
Quaker Chemical Corp.	34	5,876
Tronox Holdings plc — Class A	287	5,680
Innospec, Inc.	61	5,646
Constellium SE*	311	5,598
Minerals Technologies, Inc.	83	5,490
Compass Minerals International, Inc.	86	5,400
Stepan Co.	54	5,336
GCP Applied Technologies, Inc.*	167	5,247
Carpenter Technology Corp.	119	4,995
Trinseo plc	98	4,696
Novagold Resources, Inc.*	599	4,630
Ferro Corp.*	206	4,478
Kaiser Aluminum Corp.	40	3,766
Energy Fuels, Inc.*	387	3,541
AdvanSix, Inc.	69	3,525
Schnitzer Steel Industries, Inc. — Class A	67	3,480
Century Aluminum Co.*	129	3,394
Codexis, Inc.*	151	3,114
Uranium Energy Corp.*	642	2,947
Coeur Mining, Inc.*	644	2,866
Orion Engineered Carbons S.A.	152	2,427
Hawkins, Inc.	48	2,203
Schweitzer-Mauduit International, Inc.	78	2,145
Intrepid Potash, Inc.*	26	2,136

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Amyris, Inc.*	443	$1,931
Neenah, Inc.	42	1,666
Ecovyst, Inc.	129	1,491
American Vanguard Corp.	73	1,483
Koppers Holdings, Inc.	52	1,431
Glatfelter Corp.	110	1,362
Danimer Scientific, Inc.*,1	227	1,330
Clearwater Paper Corp.*	41	1,149
Rayonier Advanced Materials, Inc.*	155	1,018
Kronos Worldwide, Inc.	57	885
Ur-Energy, Inc.*	455	728
Unifi, Inc.*	35	634
Zymergen, Inc.*	201	581
United States Lime & Minerals, Inc.	5	580
Gatos Silver, Inc.*	117	505
Oil-Dri Corporation of America	13	372
Perpetua Resources Corp.*	81	332
PolyMet Mining Corp.*	72	302
Marrone Bio Innovations, Inc.*	254	274
Valhi, Inc.	6	176
Total Basic Materials		232,796

Utilities - 2.1%
Southwest Gas Holdings, Inc.	165	12,918
Portland General Electric Co.	225	12,409
Black Hills Corp.	160	12,323
ONE Gas, Inc.	133	11,736
Brookfield Infrastructure Corp. — Class A	155	11,693
New Jersey Resources Corp.	242	11,098
PNM Resources, Inc.	214	10,201
Ormat Technologies, Inc.	114	9,329
Spire, Inc.	127	9,114
South Jersey Industries, Inc.	258	8,914
ALLETE, Inc.	131	8,774
American States Water Co.	92	8,190
Avista Corp.	177	7,992
NorthWestern Corp.	132	7,985
California Water Service Group	132	7,825
Clearway Energy, Inc. — Class C	206	7,521
MGE Energy, Inc.	91	7,261
Otter Tail Corp.	104	6,500
Ameresco, Inc. — Class A*	78	6,201
Chesapeake Utilities Corp.	43	5,924
SJW Group	70	4,871
Middlesex Water Co.	43	4,522
Northwest Natural Holding Co.	77	3,982
Clearway Energy, Inc. — Class A	87	2,899
Unitil Corp.	39	1,945
York Water Co.	34	1,529
Artesian Resources Corp. — Class A	20	971
Global Water Resources, Inc.	32	532
FTC Solar, Inc.*	102	503
Via Renewables, Inc.	30	247
Total Utilities		205,909

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	78	1,215

Total Common Stocks
(Cost $6,741,453)		6,851,889

RIGHTS††† - 0.0%
Technology - 0.0%
Quantum Corp*	147	—

Consumer, Non-cyclical — 0.0%
Tobira Therapeutics, Inc.*	14	—
UCB*	140	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $23)		—

MUTUAL FUNDS† - 18.1%
Guggenheim Strategy Fund II2	36,876	905,308
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	91,906	899,762
Total Mutual Funds
(Cost $1,821,754)		1,805,070

	Face Amount
U.S. TREASURY BILLS†† - 5.7%
U.S. Treasury Bills
0.09% due 06/02/22[3,4]	$381,000	380,785
0.12% due 05/05/22[4,5]	181,000	180,975
Total U.S. Treasury Bills
(Cost $561,921)		561,760

REPURCHASE AGREEMENTS††,6 - 6.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	438,587	438,587
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	168,924	168,924
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	43,921	43,921
Total Repurchase Agreements
(Cost $651,432)		651,432

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[8]	121,296	$121,296
Total Securities Lending Collateral
(Cost $121,296)		121,296

Total Investments - 100.1%
(Cost $9,897,879)		$9,991,447
Other Assets & Liabilities, net - (0.1)%		(5,460)
Total Net Assets - 100.0%		$9,985,987

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	24	Jun 2022	$2,478,000	$64,706

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	0.27% (U.S. Secured Overnight Financing Rate)	At Maturity	04/13/22	1,328	$2,748,243	$87,742
BNP Paribas	Russell 2000 Index	Pay	0.53% (Federal Funds Rate + 0.20%)	At Maturity	04/14/22	617	1,277,779	57,812
Goldman Sachs International	Russell 2000 Index	Pay	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	786	1,626,749	29,766
							$5,652,771	$175,320

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$6,851,889	$—	$—		$6,851,889
Rights	—	—	—	*	—
Mutual Funds	1,805,070	—	—		1,805,070
U.S. Treasury Bills	—	561,760	—		561,760
Repurchase Agreements	—	651,432	—		651,432
Securities Lending Collateral	121,296	—	—		121,296
Equity Futures Contracts**	64,706	—	—		64,706
Equity Index Swap Agreements**	—	175,320	—		175,320
Total Assets	$8,842,961	$1,388,512	$—		$10,231,473

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$921,165	$—	$—	$—	$(15,857)	$905,308	36,876	$13,059
Guggenheim Ultra Short Duration Fund — Institutional Class	1,117,210	—	(200,000)	(2,026)	(15,422)	899,762	91,906	9,969
	$2,038,375	$—	$(200,000)	$(2,026)	$(31,279)	$1,805,070		$23,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $115,063 of securities loaned (cost $7,424,693)	$7,534,945
Investments in affiliated issuers, at value (cost $1,821,754)	1,805,070
Repurchase agreements, at value (cost $651,432)	651,432
Cash	1,913
Unrealized appreciation on OTC swap agreements	175,320
Receivables:
Swap settlement	127,340
Dividends	8,199
Fund shares sold	200
Securities lending income	163
Interest	5
Total assets	10,304,587

Liabilities:
Segregated cash due to broker	140,000
Payable for:
Return of securities lending collateral	121,296
Variation margin on futures contracts	28,200
Management fees	7,251
Fund shares redeemed	4,544
Transfer agent and administrative fees	2,221
Distribution and service fees	2,089
Securities purchased	1,512
Portfolio accounting fees	826
Trustees’ fees*	117
Miscellaneous	10,544
Total liabilities	318,600
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,985,987

Net assets consist of:
Paid in capital	$11,500,444
Total distributable earnings (loss)	(1,514,457)
Net assets	$9,985,987

A-Class:
Net assets	$1,267,641
Capital shares outstanding	22,409
Net asset value per share	$56.57
Maximum offering price per share (Net asset value divided by 95.25%)	$59.39

C-Class:
Net assets	$34,949
Capital shares outstanding	844
Net asset value per share	$41.41

H-Class:
Net assets	$8,683,397
Capital shares outstanding	154,496
Net asset value per share	$56.20

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $27)	$21,130
Dividends from securities of affiliated issuers	23,028
Interest	11,371
Income from securities lending, net	345
Total investment income	55,874

Expenses:
Management fees	97,823
Distribution and service fees:
A-Class	3,882
C-Class	556
H-Class	23,152
Transfer agent and administrative fees	30,352
Portfolio accounting fees	10,869
Professional fees	4,600
Trustees’ fees*	1,570
Custodian fees	1,444
Interest expense	38
Line of credit fees	15
Miscellaneous	11,727
Total expenses	186,028
Less:
Expenses waived by Adviser	(2,709)
Net expenses	183,319
Net investment loss	(127,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(318,582)
Investments in affiliated issuers	(2,026)
Swap agreements	(1,380,572)
Futures contracts	(151,712)
Net realized loss	(1,852,892)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	105,744
Investments in affiliated issuers	(31,279)
Swap agreements	208,188
Futures contracts	96,509
Net change in unrealized appreciation (depreciation)	379,162
Net realized and unrealized loss	(1,473,730)
Net decrease in net assets resulting from operations	$(1,601,175)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(127,445)	$(119,124)
Net realized gain (loss) on investments	(1,852,892)	8,693,789
Net change in unrealized appreciation (depreciation) on investments	379,162	(231,620)
Net increase (decrease) in net assets resulting from operations	(1,601,175)	8,343,045

Distributions to shareholders:
A-Class	(553,693)	(4,708)
C-Class	(31,348)	(156)
H-Class	(3,371,767)	(20,841)
Total distributions to shareholders	(3,956,808)	(25,705)

Capital share transactions:
Proceeds from sale of shares
A-Class	115,319	57,548
C-Class	55,620	39,120
H-Class	19,064,386	35,843,045
Distributions reinvested
A-Class	530,048	4,547
C-Class	22,970	156
H-Class	3,360,182	20,710
Cost of shares redeemed
A-Class	(385,781)	(556,001)
C-Class	(77,930)	(19,899)
H-Class	(18,446,500)	(36,717,049)
Net increase (decrease) from capital share transactions	4,238,314	(1,327,823)
Net increase (decrease) in net assets	(1,319,669)	6,989,517

Net assets:
Beginning of year	11,305,656	4,316,139
End of year	$9,985,987	$11,305,656

Capital share activity:
Shares sold
A-Class	1,197	969
C-Class	859	588
H-Class	218,200	558,116
Shares issued from reinvestment of distributions
A-Class	8,359	55
C-Class	494	2
H-Class	53,336	253
Shares redeemed
A-Class	(4,423)	(7,944)
C-Class	(1,391)	(368)
H-Class	(211,098)	(550,126)
Net increase in shares	65,533	1,545

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$101.22	$39.16	$63.62	$64.49	$55.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.02)	(.94)	.32	.34	.02
Net gain (loss) on investments (realized and unrealized)	(7.02)	63.25	(24.78)	(1.21)[e]	8.48
Total from investment operations	(8.04)	62.31	(24.46)	(.87)	8.50
Less distributions from:
Net investment income	—	(.25)	—	—	—
Net realized gains	(36.61)	—	—	—	—
Total distributions	(36.61)	(.25)	—	—	—
Net asset value, end of period	$56.57	$101.22	$39.16	$63.62	$64.49

Total Return[b]	(11.85%)	159.26%	(38.45%)	(1.35%)	15.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,268	$1,749	$948	$2,064	$1,400
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.40%)	0.50%	0.52%	0.03%
Total expenses[c]	1.71%	1.79%	1.82%	1.80%	1.72%
Net expenses[d]	1.68%	1.77%	1.76%	1.78%	1.72%
Portfolio turnover rate	62%	—	93%	258%	580%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$84.58	$32.98	$54.00	$55.14	$48.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.28)	(1.27)	(.12)	(.30)	(.40)
Net gain (loss) on investments (realized and unrealized)	(5.28)	53.12	(20.90)	(.84)[e]	7.30
Total from investment operations	(6.56)	51.85	(21.02)	(1.14)	6.90
Less distributions from:
Net investment income	—	(.25)	—	—	—
Net realized gains	(36.61)	—	—	—	—
Total distributions	(36.61)	(.25)	—	—	—
Net asset value, end of period	$41.41	$84.58	$32.98	$54.00	$55.14

Total Return[b]	(12.52%)	157.38%	(38.93%)	(2.07%)	14.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35	$75	$22	$78	$1,017
Ratios to average net assets:
Net investment income (loss)	(1.93%)	(2.16%)	(0.22%)	(0.50%)	(0.78%)
Total expenses[c]	2.46%	2.52%	2.57%	2.54%	2.48%
Net expenses[d]	2.43%	2.50%	2.51%	2.53%	2.48%
Portfolio turnover rate	62%	—	93%	258%	580%

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$100.81	$39.00	$63.37	$64.22	$55.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.98)	(.98)	.09	.29	(.11)
Net gain (loss) on investments (realized and unrealized)	(7.02)	63.04	(24.46)	(1.14)[e]	8.47
Total from investment operations	(8.00)	62.06	(24.37)	(.85)	8.36
Less distributions from:
Net investment income	—	(.25)	—	—	—
Net realized gains	(36.61)	—	—	—	—
Total distributions	(36.61)	(.25)	—	—	—
Net asset value, end of period	$56.20	$100.81	$39.00	$63.37	$64.22

Total Return	(11.86%)	159.27%	(38.46%)	(1.32%)	14.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,683	$9,482	$3,347	$6,676	$7,178
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.42%)	0.14%	0.46%	(0.18%)
Total expenses[c]	1.71%	1.78%	1.84%	1.81%	1.72%
Net expenses[d]	1.68%	1.76%	1.80%	1.80%	1.72%
Portfolio turnover rate	62%	—	93%	258%	580%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the one-year period ended March 31, 2022, Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index. Russell 2000® Fund H-Class returned -7.29%, while the Russell 2000 Index returned -5.79% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Energy, Real Estate, and Utilities. The sectors detracting the most were Health Care, Consumer Discretionary, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Ovintiv, Inc., and Antero Resources Corp. The holdings detracting the most were Invitae Corp., BridgeBio Pharma, Inc., and Redfin Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Index ETF	5.0%
Vanguard Russell 2000 ETF	5.0%
Ovintiv, Inc.	0.4%
AMC Entertainment Holdings, Inc. — Class A	0.4%
Avis Budget Group, Inc.	0.3%
BJ’s Wholesale Club Holdings, Inc.	0.3%
Chesapeake Energy Corp.	0.3%
Tenet Healthcare Corp.	0.3%
Tetra Tech, Inc.	0.2%
Antero Resources Corp.	0.2%
Top Ten Total	12.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

118 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(7.29%)	7.94%	9.18%
A-Class Shares with sales charge‡	(11.69%)	6.90%	8.65%
C-Class Shares	(8.05%)	7.12%	8.34%
C-Class Shares with CDSC§	(8.84%)	7.12%	8.34%
H-Class Shares	(7.29%)	7.95%	9.17%
Russell 2000 Index	(5.79%)	9.74%	12.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
COMMON STOCKS† - 73.2%

Financial - 17.1%
EastGroup Properties, Inc. REIT	282	$57,325
STAG Industrial, Inc. REIT	1,230	50,861
SouthState Corp.	540	44,059
Independence Realty Trust, Inc. REIT	1,537	40,638
First Financial Bankshares, Inc.	911	40,193
Glacier Bancorp, Inc.	773	38,866
Terreno Realty Corp. REIT	518	38,358
Selective Insurance Group, Inc.	417	37,263
Cadence Bank	1,257	36,780
Valley National Bancorp	2,813	36,625
National Storage Affiliates Trust REIT	571	35,836
Blackstone Mortgage Trust, Inc. — Class A REIT	1,105	35,128
Ryman Hospitality Properties, Inc. REIT*	378	35,067
Kite Realty Group Trust REIT	1,524	34,702
Kinsale Capital Group, Inc.	151	34,431
Innovative Industrial Properties, Inc. REIT	166	34,096
Old National Bancorp	2,068	33,874
ServisFirst Bancshares, Inc.	351	33,447
United Bankshares, Inc.	926	32,299
Agree Realty Corp. REIT	479	31,786
Hancock Whitney Corp.	608	31,707
Houlihan Lokey, Inc.	358	31,432
Essent Group Ltd.	761	31,361
RLI Corp.	281	31,087
LXP Industrial Trust REIT	1,963	30,819
UMB Financial Corp.	308	29,925
Outfront Media, Inc. REIT	1,022	29,056
Silvergate Capital Corp. — Class A*	192	28,909
Healthcare Realty Trust, Inc. REIT	1,036	28,469
Radian Group, Inc.	1,266	28,118
Phillips Edison & Company, Inc. REIT	793	27,271
Physicians Realty Trust REIT	1,548	27,152
Apple Hospitality REIT, Inc.	1,506	27,063
Walker & Dunlop, Inc.	205	26,531
Community Bank System, Inc.	376	26,376
Independent Bank Corp.	322	26,304
BankUnited, Inc.	595	26,156
Eastern Bankshares, Inc.	1,206	25,977
United Community Banks, Inc.	735	25,578
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	539	25,565
DigitalBridge Group, Inc. REIT*	3,408	24,538
PotlatchDeltic Corp. REIT	464	24,467
Home BancShares, Inc.	1,071	24,205
Broadstone Net Lease, Inc. REIT	1,105	24,067
Investors Bancorp, Inc.	1,607	23,992
Trupanion, Inc.*	268	23,884
Sabra Health Care REIT, Inc.	1,604	23,884
Associated Banc-Corp.	1,044	23,761
PS Business Parks, Inc. REIT	141	23,699
Macerich Co. REIT	1,502	23,491
Pacific Premier Bancorp, Inc.	658	23,260
American Equity Investment Life Holding Co.	581	23,188
Enstar Group Ltd.*	87	22,720
Cathay General Bancorp	506	22,643
Corporate Office Properties Trust REIT	793	22,632
First Interstate BancSystem, Inc. — Class A	615	22,614
Pebblebrook Hotel Trust REIT	913	22,350
Federated Hermes, Inc. — Class B	654	22,275
CVB Financial Corp.	953	22,119
Essential Properties Realty Trust, Inc. REIT	851	21,530
Equity Commonwealth REIT*	757	21,355
WSFS Financial Corp.	455	21,212
CNO Financial Group, Inc.	835	20,950
Focus Financial Partners, Inc. — Class A*	452	20,674
Ameris Bancorp	467	20,492
Texas Capital Bancshares, Inc.*	356	20,402
Kennedy-Wilson Holdings, Inc.	834	20,341
SITE Centers Corp. REIT	1,217	20,336
Simmons First National Corp. — Class A	775	20,320
Moelis & Co. — Class A	430	20,189
Cushman & Wakefield plc*	974	19,977
Chimera Investment Corp. REIT	1,655	19,926
Mr Cooper Group, Inc.*	435	19,866
Atlantic Union Bankshares Corp.	530	19,446
Uniti Group, Inc. REIT	1,381	19,003
Hamilton Lane, Inc. — Class A	245	18,936
Independent Bank Group, Inc.	262	18,644
Newmark Group, Inc. — Class A	1,169	18,610
Axos Financial, Inc.*	401	18,602
Fulton Financial Corp.	1,116	18,548
First BanCorp	1,384	18,158
National Health Investors, Inc. REIT	307	18,116
Sunstone Hotel Investors, Inc. REIT*	1,529	18,012
Navient Corp.	1,052	17,926
Columbia Banking System, Inc.	550	17,748
Arbor Realty Trust, Inc. REIT	1,011	17,248
Brandywine Realty Trust REIT	1,192	16,855
First Merchants Corp.	401	16,682
RLJ Lodging Trust REIT	1,162	16,361
Retail Opportunity Investments Corp. REIT	835	16,191
Artisan Partners Asset Management, Inc. — Class A	411	16,173
Piper Sandler Cos.	123	16,144
International Bancshares Corp.	378	15,955
Urban Edge Properties REIT	813	15,528
Flagstar Bancorp, Inc.	366	15,518
Triumph Bancorp, Inc.*	165	15,513
Xenia Hotels & Resorts, Inc. REIT*	800	15,432
Washington Real Estate Investment Trust	595	15,173
Cohen & Steers, Inc.	175	15,031
First Financial Bancorp	651	15,006
Piedmont Office Realty Trust, Inc. — Class A REIT	871	14,999
Washington Federal, Inc.	456	14,966
DiamondRock Hospitality Co. REIT*	1,469	14,837
Four Corners Property Trust, Inc. REIT	543	14,683

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
WesBanco, Inc.	425	$14,603
McGrath RentCorp	170	14,447
Paramount Group, Inc. REIT	1,311	14,303
TowneBank	472	14,132
NexPoint Residential Trust, Inc. REIT	156	14,088
Banner Corp.	240	14,047
Sandy Spring Bancorp, Inc.	311	13,970
St. Joe Co.	234	13,862
Apollo Commercial Real Estate Finance, Inc. REIT	986	13,735
PRA Group, Inc.*	304	13,704
Heartland Financial USA, Inc.	283	13,536
Genworth Financial, Inc. — Class A*	3,561	13,461
Two Harbors Investment Corp. REIT	2,417	13,366
American Assets Trust, Inc. REIT	351	13,299
Park National Corp.	101	13,269
Acadia Realty Trust REIT	610	13,219
Trustmark Corp.	431	13,098
CareTrust REIT, Inc.	678	13,085
Redfin Corp.*	725	13,079
Hope Bancorp, Inc.	813	13,073
Easterly Government Properties, Inc. REIT	608	12,853
Renasant Corp.	384	12,845
Hilltop Holdings, Inc.	435	12,789
Veritex Holdings, Inc.	334	12,749
Realogy Holdings Corp.*	809	12,685
Eagle Bancorp, Inc.	222	12,656
Bank of NT Butterfield & Son Ltd.	352	12,630
MFA Financial, Inc. REIT	3,109	12,529
Lakeland Financial Corp.	171	12,483
Seacoast Banking Corporation of Florida	355	12,432
Tanger Factory Outlet Centers, Inc. REIT	718	12,342
Provident Financial Services, Inc.	527	12,332
Horace Mann Educators Corp.	293	12,256
Virtus Investment Partners, Inc.	51	12,239
NMI Holdings, Inc. — Class A*	590	12,166
Flywire Corp.*	391	11,957
Alexander & Baldwin, Inc. REIT	509	11,804
PennyMac Mortgage Investment Trust REIT	688	11,620
Northwest Bancshares, Inc.	860	11,619
Enterprise Financial Services Corp.	244	11,544
Global Net Lease, Inc. REIT	733	11,530
Live Oak Bancshares, Inc.	224	11,399
Stewart Information Services Corp.	187	11,334
Meta Financial Group, Inc.	205	11,259
PennyMac Financial Services, Inc.	209	11,119
Westamerica BanCorp	183	11,071
Palomar Holdings, Inc.*	173	11,070
iStar, Inc. REIT[1]	472	11,050
LendingClub Corp.*	693	10,936
Encore Capital Group, Inc.*	173	10,852
Customers Bancorp, Inc.*	207	10,793
Veris Residential, Inc. REIT*	617	10,730
NBT Bancorp, Inc.	296	10,694
StepStone Group, Inc. — Class A	318	10,513
LTC Properties, Inc. REIT	273	10,502
PJT Partners, Inc. — Class A	166	10,478
Bancorp, Inc.*	367	10,397
FB Financial Corp.	234	10,394
Industrial Logistics Properties Trust REIT	456	10,338
Service Properties Trust REIT	1,153	10,181
ProAssurance Corp.	377	10,134
Nelnet, Inc. — Class A	119	10,114
BancFirst Corp.	121	10,068
First Bancorp	241	10,067
First Commonwealth Financial Corp.	661	10,021
Goosehead Insurance, Inc. — Class A	127	9,978
Berkshire Hills Bancorp, Inc.	343	9,937
B. Riley Financial, Inc.	142	9,934
Capitol Federal Financial, Inc.	913	9,933
Empire State Realty Trust, Inc. — Class A REIT	1,004	9,859
American National Group, Inc.	52	9,833
LendingTree, Inc.*	82	9,813
Centerspace REIT	100	9,812
BGC Partners, Inc. — Class A	2,221	9,772
New York Mortgage Trust, Inc. REIT	2,666	9,731
Enova International, Inc.*	255	9,682
Ladder Capital Corp. — Class A REIT	798	9,472
eXp World Holdings, Inc.	441	9,336
Safety Insurance Group, Inc.	102	9,267
Argo Group International Holdings Ltd.	223	9,205
OFG Bancorp	345	9,191
Preferred Apartment Communities, Inc. — Class A REIT	366	9,128
First Busey Corp.	353	8,945
Southside Bancshares, Inc.	219	8,942
Stock Yards Bancorp, Inc.	169	8,940
BRP Group, Inc. — Class A*	333	8,934
Marcus & Millichap, Inc.	167	8,797
Office Properties Income Trust REIT	336	8,645
StoneX Group, Inc.*	116	8,611
Brookline Bancorp, Inc.	539	8,527
Redwood Trust, Inc. REIT	806	8,487
First Foundation, Inc.	348	8,453
ConnectOne Bancorp, Inc.	262	8,387
City Holding Co.	105	8,263
OceanFirst Financial Corp.	409	8,221
Dime Community Bancshares, Inc.	237	8,193
Getty Realty Corp. REIT	286	8,185
National Bank Holdings Corp. — Class A	202	8,137
RPT Realty REIT	588	8,097
Safehold, Inc. REIT	146	8,096
S&T Bancorp, Inc.	272	8,046
Employers Holdings, Inc.	196	8,040
Gladstone Land Corp. REIT	220	8,012
Nicolet Bankshares, Inc.*	85	7,953
Broadmark Realty Capital, Inc. REIT	902	7,802
Apartment Investment and Management Co. — Class A REIT*	1,062	7,774
TriCo Bancshares	194	7,766
Tompkins Financial Corp.	99	7,749

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Premier Financial Corp.	253	$7,673
Banc of California, Inc.	385	7,454
Summit Hotel Properties, Inc. REIT*	729	7,261
Lakeland Bancorp, Inc.	430	7,181
UMH Properties, Inc. REIT	292	7,180
Radius Global Infrastructure, Inc. — Class A*	501	7,154
Community Healthcare Trust, Inc. REIT	168	7,091
Ready Capital Corp. REIT	468	7,048
Preferred Bank/Los Angeles CA	95	7,039
Farmer Mac — Class C	64	6,943
Metropolitan Bank Holding Corp.*	68	6,920
Necessity Retail REIT, Inc.	872	6,898
Global Medical REIT, Inc.	420	6,854
TriState Capital Holdings, Inc.*	202	6,712
Ellington Financial, Inc. REIT	378	6,710
AMERISAFE, Inc.	135	6,706
Blucora, Inc.*	341	6,667
German American Bancorp, Inc.	174	6,610
Origin Bancorp, Inc.	155	6,555
HomeStreet, Inc.	137	6,491
James River Group Holdings Ltd.	257	6,358
Washington Trust Bancorp, Inc.	120	6,300
NETSTREIT Corp. REIT	279	6,261
Heritage Financial Corp.	244	6,115
QCR Holdings, Inc.	106	5,999
Allegiance Bancshares, Inc.	134	5,987
Plymouth Industrial REIT, Inc.	220	5,962
Kearny Financial Corp.	462	5,951
Columbia Financial, Inc.*	276	5,937
Armada Hoffler Properties, Inc. REIT	403	5,884
Amerant Bancorp, Inc.	184	5,813
World Acceptance Corp.*	30	5,755
Gladstone Commercial Corp. REIT	260	5,725
Horizon Bancorp, Inc.	301	5,620
Peoples Bancorp, Inc.	178	5,573
WisdomTree Investments, Inc.	946	5,553
BrightSpire Capital, Inc. REIT	593	5,485
GEO Group, Inc. REIT*	827	5,467
1st Source Corp.	118	5,457
Brightsphere Investment Group, Inc.	225	5,456
Univest Financial Corp.	203	5,432
Central Pacific Financial Corp.	192	5,357
Diversified Healthcare Trust REIT	1,667	5,334
City Office REIT, Inc.	300	5,298
Hanmi Financial Corp.	214	5,267
Universal Health Realty Income Trust REIT	90	5,253
ARMOUR Residential REIT, Inc.[1]	625	5,250
MBIA, Inc.*	337	5,186
KKR Real Estate Finance Trust, Inc. REIT	248	5,111
CrossFirst Bankshares, Inc.*	324	5,106
Invesco Mortgage Capital, Inc. REIT	2,205	5,027
Cowen, Inc. — Class A	185	5,014
TPG RE Finance Trust, Inc. REIT	422	4,984
Camden National Corp.	102	4,798
First Bancshares, Inc.	142	4,780
Ares Commercial Real Estate Corp. REIT	307	4,765
International Money Express, Inc.*	227	4,678
Byline Bancorp, Inc.	175	4,669
SiriusPoint Ltd.*	622	4,653
HarborOne Bancorp, Inc.	331	4,641
Chatham Lodging Trust REIT*	336	4,633
Heritage Commerce Corp.	410	4,612
United Fire Group, Inc.	148	4,598
Flushing Financial Corp.	204	4,559
First Mid Bancshares, Inc.	117	4,503
Community Trust Bancorp, Inc.	109	4,491
Northfield Bancorp, Inc.	309	4,437
Saul Centers, Inc. REIT	83	4,374
Peapack-Gladstone Financial Corp.	124	4,309
Midland States Bancorp, Inc.	149	4,300
Whitestone REIT — Class B	323	4,280
TrustCo Bank Corporation NY	133	4,247
Franklin Street Properties Corp. REIT	713	4,207
Great Southern Bancorp, Inc.	71	4,190
Granite Point Mortgage Trust, Inc. REIT	375	4,170
Dynex Capital, Inc. REIT[1]	254	4,115
Cambridge Bancorp	48	4,080
CBTX, Inc.	129	3,999
Diamond Hill Investment Group, Inc.	21	3,933
Urstadt Biddle Properties, Inc. — Class A REIT	209	3,931
Alexander’s, Inc. REIT	15	3,843
Mercantile Bank Corp.	108	3,825
Bank of Marin Bancorp	108	3,788
National Western Life Group, Inc. — Class A	18	3,787
Farmers National Banc Corp.	217	3,702
Douglas Elliman, Inc.	504	3,679
RE/MAX Holdings, Inc. — Class A	130	3,605
Franklin BSP Realty Trust, Inc. REIT	253	3,537
One Liberty Properties, Inc. REIT	113	3,479
First Financial Corp.	79	3,419
Ambac Financial Group, Inc.*	320	3,328
RMR Group, Inc. — Class A	107	3,328
Seritage Growth Properties REIT*	262	3,317
Financial Institutions, Inc.	110	3,314
Bank First Corp.	46	3,312
MidWestOne Financial Group, Inc.	100	3,310
First Community Bankshares, Inc.	117	3,301
Business First Bancshares, Inc.	134	3,260
Carter Bankshares, Inc.*	182	3,161
Independent Bank Corp.	143	3,146
Arrow Financial Corp.	97	3,145
Metrocity Bankshares, Inc.	133	3,123
HomeTrust Bancshares, Inc.	105	3,101
Orchid Island Capital, Inc. REIT[1]	954	3,101
Hingham Institution For Savings The	9	3,089
West BanCorp, Inc.	113	3,075
Equity Bancshares, Inc. — Class A	95	3,069
First of Long Island Corp.	157	3,055
Capstar Financial Holdings, Inc.	144	3,036

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
GCM Grosvenor, Inc. — Class A	312	$3,030
MVB Financial Corp.	72	2,988
Bar Harbor Bankshares	104	2,976
CNB Financial Corp.	113	2,974
Alerus Financial Corp.	106	2,930
Coastal Financial Corp.*	64	2,928
Republic Bancorp, Inc. — Class A	65	2,921
Waterstone Financial, Inc.	150	2,901
AssetMark Financial Holdings, Inc.*	128	2,848
Merchants Bancorp	104	2,848
Oppenheimer Holdings, Inc. — Class A	65	2,833
Old Second Bancorp, Inc.	195	2,829
CatchMark Timber Trust, Inc. — Class A REIT	343	2,813
First Internet Bancorp	65	2,796
Indus Realty Trust, Inc. REIT	38	2,777
Farmland Partners, Inc. REIT	201	2,764
American National Bankshares, Inc.	73	2,751
HCI Group, Inc.	40	2,727
CTO Realty Growth, Inc. REIT	41	2,719
FRP Holdings, Inc.*	47	2,717
Southern Missouri Bancorp, Inc.	54	2,697
Mid Penn Bancorp, Inc.	100	2,681
Blue Foundry Bancorp*	197	2,669
Southern First Bancshares, Inc.*	52	2,644
Selectquote, Inc.*	941	2,625
Citizens & Northern Corp.	107	2,609
Enterprise Bancorp, Inc.	65	2,608
Regional Management Corp.	53	2,574
Universal Insurance Holdings, Inc.	190	2,563
Capital City Bank Group, Inc.	95	2,504
Five Star Bancorp	88	2,490
Civista Bancshares, Inc.	103	2,482
SmartFinancial, Inc.	97	2,481
Braemar Hotels & Resorts, Inc. REIT	401	2,478
Peoples Financial Services Corp.	49	2,474
Bridgewater Bancshares, Inc.*	148	2,469
Sierra Bancorp	98	2,448
Spirit of Texas Bancshares, Inc.	90	2,365
Primis Financial Corp.	169	2,363
RBB Bancorp	99	2,326
Enact Holdings, Inc.	104	2,314
First Bancorp, Inc.	73	2,196
Sculptor Capital Management, Inc.*	156	2,173
Home Bancorp, Inc.	53	2,162
eHealth, Inc.*	173	2,147
Oportun Financial Corp.*	149	2,140
Tiptree, Inc. — Class A	165	2,120
EZCORP, Inc. — Class A*	344	2,078
Hersha Hospitality Trust REIT*	227	2,061
Summit Financial Group, Inc.	78	1,996
South Plains Financial, Inc.	74	1,967
Guaranty Bancshares, Inc.	56	1,960
BRT Apartments Corp. REIT	80	1,918
Curo Group Holdings Corp.	143	1,866
Blue Ridge Bankshares, Inc.	122	1,851
Investors Title Co.	9	1,829
Atlanticus Holdings Corp.*	35	1,813
Northrim BanCorp, Inc.	41	1,786
Great Ajax Corp. REIT	152	1,783
Orrstown Financial Services, Inc.	77	1,766
Amalgamated Financial Corp.	96	1,725
Provident Bancorp, Inc.	106	1,719
PCSB Financial Corp.	88	1,682
Macatawa Bank Corp.	184	1,658
Red River Bancshares, Inc.	31	1,640
Republic First Bancorp, Inc.*	314	1,620
FS Bancorp, Inc.	50	1,550
First Bank/Hamilton NJ	109	1,550
Greenhill & Company, Inc.	98	1,516
AFC Gamma, Inc. REIT	79	1,511
Citizens, Inc.*	351	1,488
Luther Burbank Corp.	109	1,449
Donegal Group, Inc. — Class A	104	1,395
Postal Realty Trust, Inc. — Class A REIT	82	1,379
Ocwen Financial Corp.*	57	1,354
Greenlight Capital Re Ltd. — Class A*	185	1,308
Fidelity D&D Bancorp, Inc.	28	1,300
Heritage Insurance Holdings, Inc.	181	1,292
HBT Financial, Inc.	71	1,291
Ashford Hospitality Trust, Inc. REIT*	119	1,214
Capital Bancorp, Inc.	53	1,212
Legacy Housing Corp.*	56	1,202
Maiden Holdings Ltd.*	488	1,176
NI Holdings, Inc.*	60	1,018
Pzena Investment Management, Inc. — Class A	117	938
Pioneer Bancorp, Inc.*	82	863
Crawford & Co. — Class A	114	862
GAMCO Investors, Inc. — Class A	36	796
Angel Oak Mortgage, Inc. REIT	48	788
Clipper Realty, Inc. REIT	86	780
Chicago Atlantic Real Estate Finance, Inc.	42	745
Velocity Financial, Inc.*	60	656
MetroMile, Inc.*	464	613
Trean Insurance Group, Inc.*	124	582
Finance of America Companies, Inc. — Class A*	183	556
Associated Capital Group, Inc. — Class A	12	503
United Insurance Holdings Corp.	143	473
Fathom Holdings, Inc.*	40	428
Retail Value, Inc. REIT	122	373
Third Coast Bancshares, Inc.*	10	231
Rafael Holdings, Inc. — Class B*	65	163
Home Point Capital, Inc.	51	159
Stronghold Digital Mining, Inc. — Class A*	23	135
Total Financial		4,476,778

Consumer, Non-cyclical - 17.1%
Avis Budget Group, Inc.*	288	75,830
Tenet Healthcare Corp.*	739	63,524
WillScot Mobile Mini Holdings Corp.*	1,450	56,739
Performance Food Group Co.*	1,053	53,608

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Shockwave Medical, Inc.*	236	$48,937
Inspire Medical Systems, Inc.*	188	48,258
Biohaven Pharmaceutical Holding Company Ltd.*	391	46,361
ASGN, Inc.*	357	41,665
Omnicell, Inc.*	307	39,753
Halozyme Therapeutics, Inc.*	972	38,763
HealthEquity, Inc.*	574	38,711
LHC Group, Inc.*	214	36,080
Intellia Therapeutics, Inc.*	490	35,608
AMN Healthcare Services, Inc.*	331	34,533
Intra-Cellular Therapies, Inc.*	549	33,593
Medpace Holdings, Inc.*	204	33,372
Ensign Group, Inc.	369	33,214
Helen of Troy Ltd.*	169	33,097
Triton International Ltd.	469	32,914
Arrowhead Pharmaceuticals, Inc.*	709	32,607
iRhythm Technologies, Inc.*	207	32,596
Option Care Health, Inc.*	1,116	31,873
LivaNova plc*	375	30,686
CONMED Corp.	204	30,304
API Group Corp.*	1,417	29,800
Alkermes plc*	1,126	29,625
Herc Holdings, Inc.	175	29,241
TriNet Group, Inc.*	285	28,033
Apellis Pharmaceuticals, Inc.*	547	27,793
Sanderson Farms, Inc.	143	26,811
STAAR Surgical Co.*	334	26,690
Blueprint Medicines Corp.*	411	26,255
Lantheus Holdings, Inc.*	473	26,162
Insperity, Inc.	255	25,607
Sprouts Farmers Market, Inc.*	792	25,328
Korn Ferry	378	24,547
Merit Medical Systems, Inc.*	360	23,947
Pacira BioSciences, Inc.*	310	23,659
Neogen Corp.*	756	23,315
Progyny, Inc.*	453	23,284
Brink’s Co.	338	22,984
Simply Good Foods Co.*	598	22,694
Owens & Minor, Inc.	509	22,406
Haemonetics Corp.*	354	22,380
R1 RCM, Inc.*	834	22,318
Arvinas, Inc.*	331	22,276
Fate Therapeutics, Inc.*	570	22,099
Alarm.com Holdings, Inc.*	332	22,065
Inari Medical, Inc.*	242	21,935
ABM Industries, Inc.	473	21,777
Hostess Brands, Inc.*	971	21,304
Celsius Holdings, Inc.*	379	20,913
AtriCure, Inc.*	315	20,686
NuVasive, Inc.*	364	20,639
Beam Therapeutics, Inc.*	359	20,571
Denali Therapeutics, Inc.*	639	20,557
BioCryst Pharmaceuticals, Inc.*	1,264	20,553
Cytokinetics, Inc.*,1	557	20,503
ACADIA Pharmaceuticals, Inc.*	840	20,345
Axonics, Inc.*	322	20,157
Lancaster Colony Corp.	133	19,837
Karuna Therapeutics, Inc.*	156	19,779
Patterson Companies, Inc.	602	19,487
Insmed, Inc.*	829	19,481
Twist Bioscience Corp.*	385	19,011
Marathon Digital Holdings, Inc.*,1	670	18,726
Prestige Consumer Healthcare, Inc.*	352	18,635
Select Medical Holdings Corp.	776	18,616
Integer Holdings Corp.*	231	18,612
Glaukos Corp.*	320	18,502
BellRing Brands, Inc.*	791	18,256
PTC Therapeutics, Inc.*	488	18,207
WD-40 Co.	96	17,590
Nevro Corp.*	243	17,576
Amicus Therapeutics, Inc.*	1,847	17,491
EVERTEC, Inc.	425	17,395
LiveRamp Holdings, Inc.*	464	17,349
John Wiley & Sons, Inc. — Class A	303	16,068
J & J Snack Foods Corp.	103	15,975
Coca-Cola Consolidated, Inc.	32	15,899
Graham Holdings Co. — Class B	26	15,898
United Natural Foods, Inc.*	384	15,878
Riot Blockchain, Inc.*,1	749	15,856
Cal-Maine Foods, Inc.	287	15,848
Ortho Clinical Diagnostics Holdings plc*	846	15,786
Primo Water Corp.	1,105	15,746
Global Blood Therapeutics, Inc.*	435	15,068
Relay Therapeutics, Inc.*	491	14,696
CBIZ, Inc.*	344	14,438
Emergent BioSolutions, Inc.*	344	14,125
Myriad Genetics, Inc.*	557	14,036
Edgewell Personal Care Co.	381	13,971
Medifast, Inc.	81	13,833
Corcept Therapeutics, Inc.*	608	13,692
IVERIC bio, Inc.*	808	13,599
CareDx, Inc.*	355	13,131
Surgery Partners, Inc.*	238	13,102
Veracyte, Inc.*	474	13,068
Ironwood Pharmaceuticals, Inc. — Class A*	1,031	12,970
Textainer Group Holdings Ltd.	331	12,601
MEDNAX, Inc.*	535	12,562
Vericel Corp.*	326	12,460
Pacific Biosciences of California, Inc.*	1,366	12,431
ICF International, Inc.	130	12,238
Covetrus, Inc.*	727	12,206
Vector Group Ltd.	1,009	12,148
B&G Foods, Inc.[1]	450	12,141
Ligand Pharmaceuticals, Inc. — Class B*	106	11,924
Coursera, Inc.*	513	11,820
Zentalis Pharmaceuticals, Inc.*	256	11,812
TreeHouse Foods, Inc.*	365	11,775
Rent-A-Center, Inc.	463	11,663
SpringWorks Therapeutics, Inc.*	205	11,570
Central Garden & Pet Co. — Class A*	281	11,459

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Strategic Education, Inc.	171	$11,351
PROG Holdings, Inc.*	394	11,335
Avanos Medical, Inc.*	338	11,323
Invitae Corp.*	1,407	11,214
Supernus Pharmaceuticals, Inc.*	345	11,150
Agios Pharmaceuticals, Inc.*	382	11,120
Andersons, Inc.	221	11,107
Inter Parfums, Inc.	126	11,094
NanoString Technologies, Inc.*	319	11,085
Celldex Therapeutics, Inc.*	323	11,001
Vir Biotechnology, Inc.*	422	10,854
Travere Therapeutics, Inc.*	415	10,695
REVOLUTION Medicines, Inc.*	417	10,638
Multiplan Corp.*	2,269	10,619
Xencor, Inc.*	397	10,592
Stride, Inc.*	291	10,572
Kforce, Inc.	142	10,504
Community Health Systems, Inc.*	873	10,363
Adtalem Global Education, Inc.*	348	10,339
Green Dot Corp. — Class A*	376	10,332
Monro, Inc.	233	10,331
CorVel Corp.*	61	10,275
Kymera Therapeutics, Inc.*	241	10,199
Beauty Health Co.*	604	10,196
Addus HomeCare Corp.*	108	10,075
ModivCare, Inc.*	87	10,039
Cerevel Therapeutics Holdings, Inc.*	286	10,013
Cassava Sciences, Inc.*,1	269	9,991
Silk Road Medical, Inc.*	241	9,951
Arcus Biosciences, Inc.*	315	9,941
Tivity Health, Inc.*	309	9,941
Universal Corp.	170	9,872
NeoGenomics, Inc.*	796	9,671
OPKO Health, Inc.*	2,806	9,653
Revance Therapeutics, Inc.*	493	9,614
Heska Corp.*	69	9,541
Enanta Pharmaceuticals, Inc.*	134	9,538
ChemoCentryx, Inc.*	379	9,502
CoreCivic, Inc.*	842	9,405
Amphastar Pharmaceuticals, Inc.*	260	9,334
Krystal Biotech, Inc.*	140	9,316
Prothena Corporation plc*	254	9,289
REGENXBIO, Inc.*	277	9,194
Fulgent Genetics, Inc.*	147	9,174
Brookdale Senior Living, Inc. — Class A*	1,300	9,165
Editas Medicine, Inc.*	480	9,130
Repay Holdings Corp.*	608	8,980
US Physical Therapy, Inc.	90	8,951
Deluxe Corp.	294	8,891
Ingles Markets, Inc. — Class A	99	8,816
Krispy Kreme, Inc.	592	8,791
elf Beauty, Inc.*	338	8,731
Turning Point Therapeutics, Inc.*	323	8,673
TG Therapeutics, Inc.*	910	8,654
Avid Bioservices, Inc.*	424	8,637
MGP Ingredients, Inc.	100	8,559
Cutera, Inc.*	124	8,556
Weis Markets, Inc.	116	8,285
SpartanNash Co.	251	8,281
Laureate Education, Inc. — Class A	697	8,259
Dynavax Technologies Corp.*,1	757	8,206
Madrigal Pharmaceuticals, Inc.*	83	8,144
Axsome Therapeutics, Inc.*	195	8,071
AdaptHealth Corp.*	503	8,063
Prometheus Biosciences, Inc.*	210	7,930
Harmony Biosciences Holdings, Inc.*	161	7,833
Cimpress plc*	123	7,822
First Advantage Corp.*	387	7,814
Meridian Bioscience, Inc.*	299	7,762
Evo Payments, Inc. — Class A*	333	7,689
Bridgebio Pharma, Inc.*	745	7,562
Protagonist Therapeutics, Inc.*	314	7,436
Cytek Biosciences, Inc.*	679	7,320
FibroGen, Inc.*	605	7,272
Chefs’ Warehouse, Inc.*	221	7,205
National Beverage Corp.	165	7,178
Kura Oncology, Inc.*	446	7,172
RadNet, Inc.*	319	7,136
Atrion Corp.	10	7,130
Crinetics Pharmaceuticals, Inc.*	324	7,112
TrueBlue, Inc.*	246	7,107
Huron Consulting Group, Inc.*	152	6,963
2U, Inc.*	510	6,773
Castle Biosciences, Inc.*	150	6,729
USANA Health Sciences, Inc.*	84	6,674
MoneyGram International, Inc.*	629	6,642
Vaxcyte, Inc.*	273	6,593
C4 Therapeutics, Inc.*	271	6,574
Intersect ENT, Inc.*	234	6,554
Cerus Corp.*	1,181	6,484
MannKind Corp.*	1,734	6,381
Quanterix Corp.*	217	6,334
Reata Pharmaceuticals, Inc. — Class A*	193	6,323
Cardiovascular Systems, Inc.*	279	6,305
ImmunoGen, Inc.*	1,321	6,288
Natus Medical, Inc.*	237	6,228
Accolade, Inc.*	352	6,181
LeMaitre Vascular, Inc.	133	6,181
National Healthcare Corp.	88	6,180
Aclaris Therapeutics, Inc.*	358	6,172
Utz Brands, Inc.	414	6,119
Fresh Del Monte Produce, Inc.	236	6,115
Morphic Holding, Inc.*	149	5,982
Keros Therapeutics, Inc.*	110	5,982
Senseonics Holdings, Inc.*,1	3,035	5,979
Innoviva, Inc.*	305	5,902
Coherus Biosciences, Inc.*	457	5,900
Nuvation Bio, Inc.*	1,116	5,870
Alector, Inc.*	410	5,843
Anavex Life Sciences Corp.*,1	471	5,798
Recursion Pharmaceuticals, Inc. — Class A*	809	5,792

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Verve Therapeutics, Inc.*	253	$5,773
Carriage Services, Inc. — Class A	108	5,760
Varex Imaging Corp.*	269	5,727
Alphatec Holdings, Inc.*	497	5,715
Artivion, Inc.*	267	5,708
Perdoceo Education Corp.*	494	5,671
Atara Biotherapeutics, Inc.*	610	5,667
AngioDynamics, Inc.*	263	5,665
Catalyst Pharmaceuticals, Inc.*	682	5,654
Cross Country Healthcare, Inc.*	252	5,461
American Well Corp. — Class A*	1,286	5,414
Heidrick & Struggles International, Inc.	136	5,383
Kelly Services, Inc. — Class A	247	5,357
Bionano Genomics, Inc.*	2,049	5,286
Arlo Technologies, Inc.*	593	5,254
OrthoPediatrics Corp.*	97	5,237
ACCO Brands Corp.	654	5,232
Syndax Pharmaceuticals, Inc.*	300	5,214
Inovio Pharmaceuticals, Inc.*,1	1,452	5,213
Lyell Immunopharma, Inc.*,1	1,032	5,212
SI-BONE, Inc.*	229	5,175
John B Sanfilippo & Son, Inc.	62	5,173
Viad Corp.*	143	5,097
SP Plus Corp.*	162	5,080
LifeStance Health Group, Inc.*,1	500	5,055
Sana Biotechnology, Inc.*	606	5,006
Quanex Building Products Corp.	235	4,933
Collegium Pharmaceutical, Inc.*	242	4,927
TransMedics Group, Inc.*	182	4,903
Sorrento Therapeutics, Inc.*,1	2,098	4,888
Avidity Biosciences, Inc.*	264	4,876
Sangamo Therapeutics, Inc.*	834	4,846
Hanger, Inc.*	263	4,821
Antares Pharma, Inc.*	1,172	4,805
Relmada Therapeutics, Inc.*	173	4,669
PetIQ, Inc.*	189	4,612
Rocket Pharmaceuticals, Inc.*	290	4,599
MaxCyte, Inc.*	657	4,592
Duckhorn Portfolio, Inc.*	252	4,584
iTeos Therapeutics, Inc.*	142	4,570
Fulcrum Therapeutics, Inc.*	193	4,564
Pulmonx Corp.*	183	4,540
Inogen, Inc.*	139	4,506
Forrester Research, Inc.*	79	4,457
Seer, Inc.*	292	4,450
Chinook Therapeutics, Inc.*	270	4,417
Aaron’s Company, Inc.	219	4,398
Calavo Growers, Inc.	120	4,374
Inhibrx, Inc.*	196	4,367
Vanda Pharmaceuticals, Inc.*	385	4,354
Orthofix Medical, Inc.*	133	4,349
Vivint Smart Home, Inc.*	643	4,347
Allogene Therapeutics, Inc.*	477	4,345
Vaxart, Inc.*,1	859	4,329
Surmodics, Inc.*	95	4,306
CRA International, Inc.	51	4,297
Ocugen, Inc.*,1	1,297	4,280
I3 Verticals, Inc. — Class A*	150	4,179
Tattooed Chef, Inc.*	332	4,177
Barrett Business Services, Inc.	53	4,106
Instil Bio, Inc.*	380	4,085
Transcat, Inc.*	50	4,057
Theravance Biopharma, Inc.*	421	4,025
Arcturus Therapeutics Holdings, Inc.*	148	3,990
Treace Medical Concepts, Inc.*	211	3,990
Franklin Covey Co.*	88	3,979
Butterfly Network, Inc.*,1	835	3,975
Hackett Group, Inc.	172	3,966
Eagle Pharmaceuticals, Inc.*	80	3,959
Tootsie Roll Industries, Inc.	111	3,887
National Research Corp. — Class A	98	3,886
Kezar Life Sciences, Inc.*	233	3,872
PMV Pharmaceuticals, Inc.*	184	3,831
Erasca, Inc.*	445	3,827
Gossamer Bio, Inc.*	437	3,793
Cara Therapeutics, Inc.*	312	3,791
Agenus, Inc.*	1,539	3,786
WW International, Inc.*	370	3,785
Resources Connection, Inc.	220	3,771
Arcutis Biotherapeutics, Inc.*	194	3,736
Karyopharm Therapeutics, Inc.*	506	3,729
BrightView Holdings, Inc.*	274	3,729
Endo International plc*	1,610	3,719
MacroGenics, Inc.*	422	3,718
Heron Therapeutics, Inc.*	649	3,712
Organogenesis Holdings, Inc.*	484	3,688
MiMedx Group, Inc.*	780	3,674
ViewRay, Inc.*	925	3,626
Rigel Pharmaceuticals, Inc.*	1,200	3,588
Cass Information Systems, Inc.	97	3,580
Affimed N.V.*	815	3,562
Rhythm Pharmaceuticals, Inc.*	309	3,560
Replimune Group, Inc.*	208	3,532
Paya Holdings, Inc.*	602	3,528
Albireo Pharma, Inc.*	118	3,520
Seres Therapeutics, Inc.*	489	3,482
Agiliti, Inc.*	165	3,482
Bright Health Group, Inc.*	1,800	3,474
Turning Point Brands, Inc.	102	3,469
Joint Corp.*	97	3,433
Custom Truck One Source, Inc.*	408	3,423
OraSure Technologies, Inc.*	502	3,404
NGM Biopharmaceuticals, Inc.*	221	3,370
Pennant Group, Inc.*	180	3,353
AnaptysBio, Inc.*	135	3,340
Ennis, Inc.	179	3,306
RAPT Therapeutics, Inc.*	150	3,298
Mission Produce, Inc.*	260	3,289
Atea Pharmaceuticals, Inc.*	454	3,278
Absci Corp.*	387	3,262
Caribou Biosciences, Inc.*	354	3,250
Honest Company, Inc.*	597	3,110

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Nurix Therapeutics, Inc.*	220	$3,082
Sterling Check Corp.*	116	3,066
Athira Pharma, Inc.*	226	3,051
Central Garden & Pet Co.*	69	3,033
Design Therapeutics, Inc.*	187	3,020
Amneal Pharmaceuticals, Inc.*	700	2,919
Y-mAbs Therapeutics, Inc.*	245	2,911
Geron Corp.*	2,140	2,910
Radius Health, Inc.*	329	2,905
Vectrus, Inc.*	81	2,905
MeiraGTx Holdings plc*	209	2,895
4D Molecular Therapeutics, Inc.*	191	2,888
Phibro Animal Health Corp. — Class A	144	2,873
Provention Bio, Inc.*	389	2,847
Intercept Pharmaceuticals, Inc.*	175	2,847
Stoke Therapeutics, Inc.*	134	2,821
Monte Rosa Therapeutics, Inc.*	201	2,818
American Public Education, Inc.*	131	2,782
Bioventus, Inc. — Class A*	197	2,778
Adicet Bio, Inc.*	139	2,776
Tactile Systems Technology, Inc.*	135	2,722
European Wax Center, Inc. — Class A*	92	2,720
SeaSpine Holdings Corp.*	223	2,712
Aerie Pharmaceuticals, Inc.*	297	2,703
Imago Biosciences, Inc.*	140	2,698
ImmunityBio, Inc.*,1	476	2,670
Tejon Ranch Co.*	146	2,666
Ocular Therapeutix, Inc.*	538	2,663
2seventy bio, Inc.*	155	2,644
Edgewise Therapeutics, Inc.*	272	2,638
AppHarvest, Inc.*	490	2,634
22nd Century Group, Inc.*	1,131	2,624
Evolus, Inc.*	233	2,614
Inotiv, Inc.*	99	2,592
Mind Medicine MindMed, Inc.*,1	2,324	2,580
Ideaya Biosciences, Inc.*	230	2,574
Akero Therapeutics, Inc.*	181	2,568
Scholar Rock Holding Corp.*	198	2,552
Deciphera Pharmaceuticals, Inc.*	275	2,549
Omeros Corp.*	423	2,542
Anika Therapeutics, Inc.*	101	2,536
Bioxcel Therapeutics, Inc.*	121	2,530
Sutro Biopharma, Inc.*	304	2,499
DermTech, Inc.*,1	170	2,496
Berkeley Lights, Inc.*	341	2,425
Marinus Pharmaceuticals, Inc.*	259	2,422
SIGA Technologies, Inc.*	339	2,404
Willdan Group, Inc.*	78	2,394
Praxis Precision Medicines, Inc.*	234	2,389
Chimerix, Inc.*	513	2,350
Tenaya Therapeutics, Inc.*	199	2,344
KalVista Pharmaceuticals, Inc.*	157	2,314
Bluebird Bio, Inc.*	474	2,299
Generation Bio Co.*	308	2,261
Vapotherm, Inc.*	160	2,224
Forma Therapeutics Holdings, Inc.*	239	2,223
VBI Vaccines, Inc.*,1	1,323	2,196
Veru, Inc.*	452	2,183
Seneca Foods Corp. — Class A*	42	2,165
ANI Pharmaceuticals, Inc.*	77	2,164
Utah Medical Products, Inc.	24	2,157
Axogen, Inc.*	271	2,152
Vera Therapeutics, Inc.*	91	2,138
Landec Corp.*	184	2,131
Vital Farms, Inc.*	172	2,126
G1 Therapeutics, Inc.*	278	2,113
ALX Oncology Holdings, Inc.*	125	2,112
Foghorn Therapeutics, Inc.*	137	2,087
Accuray, Inc.*	628	2,079
Personalis, Inc.*	253	2,072
Singular Genomics Systems, Inc.*	328	2,070
Kinnate Biopharma, Inc.*	181	2,038
Kiniksa Pharmaceuticals Ltd. — Class A*	205	2,038
Dyne Therapeutics, Inc.*	211	2,034
iRadimed Corp.	45	2,018
Mersana Therapeutics, Inc.*	503	2,007
Kronos Bio, Inc.*	273	1,974
Cogent Biosciences, Inc.*	261	1,955
Phathom Pharmaceuticals, Inc.*	142	1,933
Cullinan Oncology, Inc.*	182	1,906
Whole Earth Brands, Inc.*	262	1,876
DICE Therapeutics, Inc.*	98	1,875
Adagio Therapeutics, Inc.*,1	410	1,870
Eiger BioPharmaceuticals, Inc.*	225	1,867
Esperion Therapeutics, Inc.*	401	1,861
Kodiak Sciences, Inc.*	235	1,814
PROCEPT BioRobotics Corp.*	51	1,784
Rubius Therapeutics, Inc.*	323	1,780
Oramed Pharmaceuticals, Inc.*	202	1,747
Harvard Bioscience, Inc.*	276	1,714
EyePoint Pharmaceuticals, Inc.*	141	1,713
Verastem, Inc.*	1,210	1,706
Altimmune, Inc.*	278	1,693
VistaGen Therapeutics, Inc.*	1,362	1,689
ShotSpotter, Inc.*	60	1,663
HF Foods Group, Inc.*	249	1,658
Alta Equipment Group, Inc.*	133	1,644
BioLife Solutions, Inc.*	72	1,637
Limoneira Co.	110	1,615
Clovis Oncology, Inc.*	792	1,600
Arbutus Biopharma Corp.*,1	536	1,597
Day One Biopharmaceuticals, Inc.*	159	1,577
Jounce Therapeutics, Inc.*	231	1,569
Acacia Research Corp.*	344	1,551
IGM Biosciences, Inc.*	58	1,550
Immunovant, Inc.*	280	1,543
Aldeyra Therapeutics, Inc.*	341	1,516
RxSight, Inc.*	122	1,510
Immunic, Inc.*	131	1,480
Spero Therapeutics, Inc.*	170	1,479
Spectrum Pharmaceuticals, Inc.*	1,145	1,477
Talaris Therapeutics, Inc.*	150	1,476

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
CorMedix, Inc.*	266	$1,458
Avita Medical, Inc.*	171	1,450
Curis, Inc.*	608	1,447
Village Super Market, Inc. — Class A	59	1,446
Viking Therapeutics, Inc.*	480	1,440
Cymabay Therapeutics, Inc.*	463	1,440
Apyx Medical Corp.*	219	1,430
CinCor Pharma, Inc.*	81	1,421
Allakos, Inc.*	249	1,419
Precigen, Inc.*	666	1,405
Allovir, Inc.*	207	1,397
Nature’s Sunshine Products, Inc.*	83	1,396
ClearPoint Neuro, Inc.*	134	1,395
Citius Pharmaceuticals, Inc.*	758	1,357
Lineage Cell Therapeutics, Inc.*	881	1,357
Applied Molecular Transport, Inc.*	176	1,324
Stereotaxis, Inc.*	348	1,298
Natural Grocers by Vitamin Cottage, Inc.	65	1,274
SOC Telemed, Inc.*	426	1,274
Janux Therapeutics, Inc.*	88	1,262
InfuSystem Holdings, Inc.*	127	1,245
Viemed Healthcare, Inc.*	249	1,240
Gritstone bio, Inc.*,1	300	1,236
Udemy, Inc.*	98	1,221
CytomX Therapeutics, Inc.*	455	1,215
Viracta Therapeutics, Inc.*	255	1,214
Aerovate Therapeutics, Inc.*	66	1,210
UroGen Pharma Ltd.*	137	1,193
Ikena Oncology, Inc.*	195	1,189
ORIC Pharmaceuticals, Inc.*	222	1,185
Pliant Therapeutics, Inc.*	169	1,185
Icosavax, Inc.*	168	1,183
XOMA Corp.*	42	1,175
Nkarta, Inc.*	99	1,127
Precision BioSciences, Inc.*	355	1,093
Nuvalent, Inc. — Class A*	78	1,083
Nathan’s Famous, Inc.	20	1,083
Durect Corp.*	1,589	1,064
Outlook Therapeutics, Inc.*	595	1,059
Paragon 28, Inc.*	63	1,055
Cue Biopharma, Inc.*	216	1,054
KemPharm, Inc.*	208	1,046
Graphite Bio, Inc.*	205	1,045
TherapeuticsMD, Inc.*	2,738	1,040
Taysha Gene Therapies, Inc.*	159	1,037
Humanigen, Inc.*	343	1,032
Asensus Surgical, Inc.*	1,643	1,030
Lexicon Pharmaceuticals, Inc.*	492	1,028
Atossa Therapeutics, Inc.*	821	1,026
Paratek Pharmaceuticals, Inc.*	344	1,022
Eargo, Inc.*	193	1,021
Century Therapeutics, Inc.*	79	995
Tarsus Pharmaceuticals, Inc.*	59	992
Ventyx Biosciences, Inc.*	73	991
CEL-SCI Corp.*	252	990
Omega Therapeutics, Inc.*	154	961
Alaunos Therapeutics, Inc.*	1,472	960
9 Meters Biopharma, Inc.*	1,590	953
Aveanna Healthcare Holdings, Inc.*	277	945
CytoSorbents Corp.*	290	925
XBiotech, Inc.	107	924
Zynex, Inc.[1]	146	910
Oyster Point Pharma, Inc.*	78	908
Sientra, Inc.*	408	906
Poseida Therapeutics, Inc.*	202	905
Akoya Biosciences, Inc.*	82	901
Molecular Templates, Inc.*	260	897
Homology Medicines, Inc.*	295	897
Tyra Biosciences, Inc.*	83	888
Arcellx, Inc.*	63	883
Akebia Therapeutics, Inc.*	1,225	879
Cortexyme, Inc.*	140	867
Amylyx Pharmaceuticals, Inc.*	67	861
Remitly Global, Inc.*	87	859
Sesen Bio, Inc.*	1,414	852
Athersys, Inc.*	1,403	850
Rallybio Corp.*	120	838
Innovage Holding Corp.*,1	129	828
Werewolf Therapeutics, Inc.*	185	814
ChromaDex Corp.*	329	809
Passage Bio, Inc.*	260	806
Vor BioPharma, Inc.*	133	803
Akouos, Inc.*	169	803
Adverum Biotechnologies, Inc.*	610	799
Shattuck Labs, Inc.*	187	797
Selecta Biosciences, Inc.*	646	795
Acumen Pharmaceuticals, Inc.*	197	770
SQZ Biotechnologies Co.*	160	770
Olema Pharmaceuticals, Inc.*	176	750
Verrica Pharmaceuticals, Inc.*	92	746
Alpine Immune Sciences, Inc.*	82	736
Surface Oncology, Inc.*	248	729
Ardelyx, Inc.*	679	727
Evelo Biosciences, Inc.*	213	722
Epizyme, Inc.*	611	703
Codiak Biosciences, Inc.*	112	702
Infinity Pharmaceuticals, Inc.*	615	701
Fortress Biotech, Inc.*	515	700
HireQuest, Inc.	36	688
Tonix Pharmaceuticals Holding Corp.*	2,959	681
Alpha Teknova, Inc.*	49	677
PAVmed, Inc.*	510	673
Cardiff Oncology, Inc.*	267	662
Cue Health, Inc.*,1	102	658
Quotient Ltd.*	547	656
AquaBounty Technologies, Inc.*	351	656
Puma Biotechnology, Inc.*	227	654
Aeglea BioTherapeutics, Inc.*	284	653
Harpoon Therapeutics, Inc.*	131	651
iBio, Inc.*	1,518	650
Ampio Pharmaceuticals, Inc.*	1,368	643
Celcuity, Inc.*	68	636

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Trevena, Inc.*	1,148	$631
Oncocyte Corp.*	423	630
WaVe Life Sciences Ltd.*	311	622
Magenta Therapeutics, Inc.*	210	609
Annexon, Inc.*	219	598
TCR2 Therapeutics, Inc.*	214	591
StoneMor, Inc.*	226	590
Retractable Technologies, Inc.*	122	580
Exagen, Inc.*	72	578
Seelos Therapeutics, Inc.*	690	578
Atreca, Inc. — Class A*	182	577
Entrada Therapeutics, Inc.*	61	573
Greenwich Lifesciences, Inc.*	29	569
Clene, Inc.*	144	567
Emerald Holding, Inc.*	165	561
Mirum Pharmaceuticals, Inc.*	25	551
NewAge, Inc.*	945	549
BioAtla, Inc.*	109	545
Neuronetics, Inc.*	179	542
Aspira Women’s Health, Inc.*	510	530
Prelude Therapeutics, Inc.*	76	524
NexImmune, Inc.*	124	522
Mustang Bio, Inc.*	506	511
Silverback Therapeutics, Inc.*	144	505
Athenex, Inc.*	607	504
Solid Biosciences, Inc.*	419	503
Biomea Fusion, Inc.*	112	500
Syros Pharmaceuticals, Inc.*	404	481
Pulse Biosciences, Inc.*	98	476
Frequency Therapeutics, Inc.*	224	475
Kala Pharmaceuticals, Inc.*	338	466
Neoleukin Therapeutics, Inc.*	247	464
Vincerx Pharma, Inc.*	115	460
Summit Therapeutics, Inc.*	185	453
Rain Therapeutics, Inc.*	88	446
Black Diamond Therapeutics, Inc.*	160	443
Bolt Biotherapeutics, Inc.*	161	441
MEI Pharma, Inc.*	724	436
Oncternal Therapeutics, Inc.*	311	432
Theseus Pharmaceuticals, Inc.*	37	427
Brooklyn ImmunoTherapeutics, Inc.*	208	426
Inozyme Pharma, Inc.*	101	413
NeuroPace, Inc.*	50	411
Team, Inc.*	185	409
Revlon, Inc. — Class A*	50	403
Aura Biosciences, Inc.*	18	396
Eliem Therapeutics, Inc.*	47	394
Priority Technology Holdings, Inc.*	68	391
Rent the Runway, Inc. — Class A*,1	55	379
Rapid Micro Biosystems, Inc. — Class A*	55	373
Immuneering Corp. — Class A*	56	362
GT Biopharma, Inc.*	125	360
Avrobio, Inc.*	266	351
Beyondspring, Inc.*	157	345
Sensei Biotherapeutics, Inc.*	147	340
Accelerate Diagnostics, Inc.*	232	334
Invacare Corp.*	236	333
Zevia PBC — Class A*	72	329
Angion Biomedica Corp.*	153	324
CVRx, Inc.*	54	323
Aligos Therapeutics, Inc.*	148	318
Avalo Therapeutics, Inc.*	437	317
Hookipa Pharma, Inc.*,1	135	308
Cadiz, Inc.*	144	298
Vita Coco Company, Inc.*	33	296
AirSculpt Technologies, Inc.*	21	287
Terns Pharmaceuticals, Inc.*	96	285
Codex DNA, Inc.*	51	274
Finch Therapeutics Group, Inc.*	53	267
Applied Therapeutics, Inc.*	124	262
89bio, Inc.*	69	260
Oncorus, Inc.*	143	255
Portage Biotech, Inc.*	35	230
Impel Neuropharma, Inc.*	36	229
Kaleido Biosciences, Inc.*	136	224
Gemini Therapeutics, Inc.*	154	214
Cyteir Therapeutics, Inc.*	56	211
Acutus Medical, Inc.*	134	186
Reneo Pharmaceuticals, Inc.*	58	171
Laird Superfood, Inc.*	44	159
Sigilon Therapeutics, Inc.*	107	157
Xilio Therapeutics, Inc.*	22	156
Talis Biomedical Corp.*	100	141
Ontrak, Inc.*	62	140
Thorne HealthTech, Inc.*	22	140
Biodesix, Inc.*	82	139
Pyxis Oncology, Inc.*	34	137
Spruce Biosciences, Inc.*	60	121
Forte Biosciences, Inc.*	79	115
Sera Prognostics, Inc. — Class A*	29	110
IsoPlexis Corp.*	27	93
Greenlane Holdings, Inc. — Class A*	110	62
Lucid Diagnostics, Inc.*	17	57
Landos Biopharma, Inc.*	32	47
MiNK Therapeutics, Inc.*	6	13
Total Consumer, Non-cyclical		4,469,177

Industrial - 9.3%
Tetra Tech, Inc.	375	61,852
II-VI, Inc.*	737	53,425
Saia, Inc.*	186	45,351
Chart Industries, Inc.*,1	256	43,973
EMCOR Group, Inc.	374	42,124
Exponent, Inc.	365	39,438
Evoqua Water Technologies Corp.*	811	38,101
RBC Bearings, Inc.*	196	38,001
Novanta, Inc.*	248	35,288
Matson, Inc.	292	35,221
Simpson Manufacturing Company, Inc.	306	33,366
UFP Industries, Inc.	423	32,639
Atkore International Group, Inc.*	312	30,713
GATX Corp.	248	30,586
Casella Waste Systems, Inc. — Class A*	346	30,327

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Zurn Water Solutions Corp.	852	$30,161
Fluor Corp.*	997	28,604
Applied Industrial Technologies, Inc.	270	27,718
Fabrinet*	260	27,334
Franklin Electric Company, Inc.	326	27,071
Watts Water Technologies, Inc. — Class A	193	26,941
John Bean Technologies Corp.	220	26,063
Summit Materials, Inc. — Class A*	834	25,904
SPX FLOW, Inc.	292	25,176
Bloom Energy Corp. — Class A*	999	24,126
Advanced Energy Industries, Inc.	265	22,811
Hillenbrand, Inc.	512	22,615
Comfort Systems USA, Inc.	250	22,252
Cactus, Inc. — Class A	389	22,072
Welbilt, Inc.*	918	21,803
EnerSys	288	21,476
Mueller Industries, Inc.	395	21,397
Aerojet Rocketdyne Holdings, Inc.*	526	20,698
Badger Meter, Inc.	205	20,441
Dycom Industries, Inc.*	207	19,719
Arcosa, Inc.	340	19,465
Boise Cascade Co.	277	19,243
Trinity Industries, Inc.	543	18,657
Forward Air Corp.	188	18,383
Vishay Intertechnology, Inc.	936	18,346
Helios Technologies, Inc.	227	18,217
Albany International Corp. — Class A	216	18,213
Hub Group, Inc. — Class A*	232	17,913
Moog, Inc. — Class A	203	17,823
Sanmina Corp.*	440	17,785
Altra Industrial Motion Corp.	455	17,713
Kratos Defense & Security Solutions, Inc.*	862	17,654
Golar LNG Ltd.*	711	17,618
Werner Enterprises, Inc.	426	17,466
Atlas Air Worldwide Holdings, Inc.*	202	17,447
Belden, Inc.	311	17,229
Terex Corp.	481	17,153
Kennametal, Inc.	587	16,794
Itron, Inc.*	318	16,752
AAON, Inc.	295	16,440
Plexus Corp.*	196	16,035
Encore Wire Corp.	139	15,856
Kadant, Inc.	81	15,729
Brady Corp. — Class A	331	15,315
SPX Corp.*	308	15,218
AeroVironment, Inc.*	158	14,874
Masonite International Corp.*	167	14,853
Energizer Holdings, Inc.	469	14,426
O-I Glass, Inc.*	1,094	14,419
ArcBest Corp.	178	14,329
Federal Signal Corp.	423	14,276
EnPro Industries, Inc.	145	14,171
Mueller Water Products, Inc. — Class A	1,095	14,147
Air Transport Services Group, Inc.*	414	13,848
GrafTech International Ltd.	1,408	13,545
Barnes Group, Inc.	333	13,383
Knowles Corp.*	618	13,306
JELD-WEN Holding, Inc.*	643	13,040
ESCO Technologies, Inc.	180	12,586
NV5 Global, Inc.*	93	12,397
Materion Corp.	143	12,261
CSW Industrials, Inc.	103	12,112
Lindsay Corp.	77	12,090
Worthington Industries, Inc.	232	11,927
Greif, Inc. — Class A	181	11,776
AAR Corp.*	239	11,575
Greenbrier Companies, Inc.	224	11,538
Triumph Group, Inc.*	447	11,300
MYR Group, Inc.*	116	10,909
TTM Technologies, Inc.*	733	10,863
US Ecology, Inc.*	221	10,581
Granite Construction, Inc.	321	10,529
Vicor Corp.*	148	10,441
Proto Labs, Inc.*	195	10,316
Tennant Co.	130	10,244
Alamo Group, Inc.	70	10,065
OSI Systems, Inc.*	117	9,959
CryoPort, Inc.*	285	9,949
Gibraltar Industries, Inc.*	230	9,878
TriMas Corp.	304	9,756
Montrose Environmental Group, Inc.*	184	9,739
Cornerstone Building Brands, Inc.*	384	9,339
Enerpac Tool Group Corp.	424	9,281
Primoris Services Corp.	376	8,956
Mesa Laboratories, Inc.	35	8,921
SFL Corporation Ltd.	871	8,867
Kaman Corp.	194	8,435
Sturm Ruger & Company, Inc.	121	8,424
Standex International Corp.	84	8,393
AZZ, Inc.	172	8,297
Columbus McKinnon Corp.	195	8,268
Apogee Enterprises, Inc.	171	8,116
CTS Corp.	224	7,916
GoPro, Inc. — Class A*	904	7,711
Marten Transport Ltd.	418	7,424
Scorpio Tankers, Inc.[1]	343	7,333
PGT Innovations, Inc.*	405	7,282
Construction Partners, Inc. — Class A*	277	7,252
Frontline Ltd.*	824	7,251
Griffon Corp.	359	7,191
TimkenSteel Corp.*	323	7,067
Matthews International Corp. — Class A	217	7,022
Ichor Holdings Ltd.*	197	7,017
Astec Industries, Inc.	159	6,837
Blink Charging Co.*,1	256	6,774
Harsco Corp.*	550	6,732
FARO Technologies, Inc.*	128	6,646
Great Lakes Dredge & Dock Corp.*	455	6,384
Costamare, Inc.	371	6,326
Xometry, Inc. — Class A*	172	6,321
Benchmark Electronics, Inc.	247	6,185
Energy Recovery, Inc.*	292	5,881

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
International Seaways, Inc.	323	$5,827
DHT Holdings, Inc.	985	5,713
Gorman-Rupp Co.	159	5,705
American Woodmark Corp.*	116	5,678
Myers Industries, Inc.	254	5,486
Ranpak Holdings Corp.*	264	5,394
MicroVision, Inc.*,1	1,154	5,389
Genco Shipping & Trading Ltd.	226	5,338
nLight, Inc.*	306	5,306
Sterling Construction Company, Inc.*	195	5,226
Smith & Wesson Brands, Inc.	337	5,099
Insteel Industries, Inc.	131	4,846
Heartland Express, Inc.	331	4,657
Chase Corp.	52	4,519
Eagle Bulk Shipping, Inc.	63	4,291
Argan, Inc.	105	4,262
Napco Security Technologies, Inc.*	204	4,186
Hydrofarm Holdings Group, Inc.*	272	4,121
Ryerson Holding Corp.	115	4,027
Ducommun, Inc.*	76	3,982
Latham Group, Inc.*	298	3,945
Stoneridge, Inc.*	183	3,799
Thermon Group Holdings, Inc.*	231	3,742
Haynes International, Inc.	86	3,664
Manitowoc Company, Inc.*	241	3,634
CIRCOR International, Inc.*	129	3,434
Kimball Electronics, Inc.*	169	3,378
DXP Enterprises, Inc.*	122	3,305
Heritage-Crystal Clean, Inc.*	110	3,257
Luxfer Holdings plc	193	3,243
UFP Technologies, Inc.*	49	3,242
Babcock & Wilcox Enterprises, Inc.*	390	3,182
Dorian LPG Ltd.	219	3,173
Modine Manufacturing Co.*	351	3,163
Tutor Perini Corp.*	290	3,132
Pactiv Evergreen, Inc.	302	3,038
AMMO, Inc.*	607	2,914
Omega Flex, Inc.	22	2,857
PureCycle Technologies, Inc.*	357	2,856
Comtech Telecommunications Corp.	181	2,840
Daseke, Inc.*	282	2,840
Vishay Precision Group, Inc.*	87	2,797
National Presto Industries, Inc.	36	2,770
Greif, Inc. — Class B	41	2,614
Olympic Steel, Inc.	66	2,539
Nordic American Tankers Ltd.	1,181	2,516
Yellow Corp.*	354	2,482
IES Holdings, Inc.*	61	2,452
Identiv, Inc.*	151	2,442
Allied Motion Technologies, Inc.	81	2,417
Meta Materials, Inc.*	1,422	2,375
908 Devices, Inc.*	124	2,357
Hyster-Yale Materials Handling, Inc.	70	2,325
Teekay Tankers Ltd. — Class A*	167	2,311
Centrus Energy Corp. — Class A*	68	2,292
Turtle Beach Corp.*	107	2,278
Astronics Corp.*	175	2,263
Tredegar Corp.	184	2,206
Akoustis Technologies, Inc.*,1	332	2,158
Safe Bulkers, Inc.	445	2,118
Eastman Kodak Co.*	315	2,063
Fluidigm Corp.*	535	1,921
Covenant Logistics Group, Inc. — Class A	85	1,830
Sight Sciences, Inc.*	156	1,803
NVE Corp.	33	1,797
Park Aerospace Corp.	137	1,788
Radiant Logistics, Inc.*	276	1,758
PAM Transportation Services, Inc.*	50	1,737
Northwest Pipe Co.*	68	1,731
AerSale Corp.*	110	1,729
Luna Innovations, Inc.*	217	1,673
Caesarstone Ltd.	159	1,673
Pure Cycle Corp.*	135	1,623
Teekay Corp.*	488	1,547
American Superconductor Corp.*	194	1,476
Kopin Corp.*	545	1,379
American Outdoor Brands, Inc.*	100	1,313
Lawson Products, Inc.*	33	1,272
View, Inc.*	683	1,257
Powell Industries, Inc.	64	1,243
INNOVATE Corp.*	333	1,229
Concrete Pumping Holdings, Inc.*	181	1,213
Atlas Technical Consultants, Inc.*	100	1,204
CECO Environmental Corp.*	218	1,197
Cadre Holdings, Inc.	45	1,105
Universal Logistics Holdings, Inc.	54	1,088
Byrna Technologies, Inc.*	129	1,054
Mistras Group, Inc.*	140	925
Iteris, Inc.*	297	885
NN, Inc.*	300	864
Park-Ohio Holdings Corp.	60	844
Sharps Compliance Corp.*	130	767
US Xpress Enterprises, Inc. — Class A*	189	733
Willis Lease Finance Corp.*	20	644
Karat Packaging, Inc.*	32	635
Mayville Engineering Company, Inc.*	63	590
AgEagle Aerial Systems, Inc.*	468	557
NL Industries, Inc.	59	424
Total Industrial		2,440,481

Consumer, Cyclical - 9.2%
AMC Entertainment Holdings, Inc. — Class A*,1	3,590	88,458
BJ’s Wholesale Club Holdings, Inc.*	953	64,432
Macy’s, Inc.	2,098	51,107
Texas Roadhouse, Inc. — Class A	492	41,195
WESCO International, Inc.*	313	40,734
Scientific Games Corp. — Class A*	675	39,656
Murphy USA, Inc.	162	32,394
Hilton Grand Vacations, Inc.*	601	31,258
Crocs, Inc.*	409	31,248
Avient Corp.	639	30,672
Fox Factory Holding Corp.*	297	29,091

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Goodyear Tire & Rubber Co.*	1,941	$27,737
Adient plc*	665	27,112
Signet Jewelers Ltd.	371	26,972
Asbury Automotive Group, Inc.*	163	26,113
SeaWorld Entertainment, Inc.*	350	26,054
Sonos, Inc.*	892	25,172
National Vision Holdings, Inc.*	569	24,791
Wingstop, Inc.	210	24,644
Papa John’s International, Inc.	232	24,425
Resideo Technologies, Inc.*	1,015	24,187
Beacon Roofing Supply, Inc.*	392	23,238
Taylor Morrison Home Corp. — Class A*	840	22,865
Steven Madden Ltd.	567	21,909
Academy Sports & Outdoors, Inc.	544	21,434
Visteon Corp.*	195	21,280
Meritage Homes Corp.*	260	20,600
Skyline Champion Corp.*	369	20,251
Cracker Barrel Old Country Store, Inc.	167	19,828
FirstCash Holdings, Inc.	279	19,625
UniFirst Corp.	106	19,534
Group 1 Automotive, Inc.	116	19,468
Boot Barn Holdings, Inc.*	205	19,432
Callaway Golf Co.*	813	19,041
Red Rock Resorts, Inc. — Class A	374	18,161
KB Home	558	18,068
LCI Industries	174	18,063
MillerKnoll, Inc.	522	18,040
American Eagle Outfitters, Inc.[1]	1,069	17,959
Dana, Inc.	1,021	17,939
Shake Shack, Inc. — Class A*	263	17,858
Dorman Products, Inc.*	185	17,581
Allegiant Travel Co. — Class A*	108	17,538
International Game Technology plc	702	17,325
Nikola Corp.*,1	1,605	17,189
Gentherm, Inc.*	234	17,091
Meritor, Inc.*	477	16,967
Nu Skin Enterprises, Inc. — Class A	349	16,710
Cavco Industries, Inc.*	65	15,655
Tri Pointe Homes, Inc.*	775	15,562
KAR Auction Services, Inc.*	849	15,324
Madison Square Garden Entertainment Corp.*	183	15,246
MDC Holdings, Inc.	402	15,212
Bed Bath & Beyond, Inc.*	674	15,185
Rush Enterprises, Inc. — Class A	297	15,120
Spirit Airlines, Inc.*	691	15,112
Kontoor Brands, Inc.	364	15,051
GMS, Inc.*	300	14,931
ODP Corp.*	324	14,849
LGI Homes, Inc.*	152	14,847
Dave & Buster’s Entertainment, Inc.*	302	14,828
Fisker, Inc.*,1	1,147	14,796
Cannae Holdings, Inc.*	595	14,232
Vista Outdoor, Inc.*	396	14,133
Installed Building Products, Inc.	167	14,110
Jack in the Box, Inc.	147	13,731
Bloomin’ Brands, Inc.	622	13,647
Veritiv Corp.*	101	13,493
Cinemark Holdings, Inc.*	759	13,116
Cheesecake Factory, Inc.*	324	12,892
Wolverine World Wide, Inc.	571	12,882
Everi Holdings, Inc.*	600	12,600
PriceSmart, Inc.	159	12,540
Lions Gate Entertainment Corp. — Class B*	829	12,460
Abercrombie & Fitch Co. — Class A*	389	12,444
Winnebago Industries, Inc.	227	12,265
Urban Outfitters, Inc.*	482	12,103
Sally Beauty Holdings, Inc.*	771	12,051
iRobot Corp.*	188	11,919
Brinker International, Inc.*	311	11,868
World Fuel Services Corp.	438	11,844
HNI Corp.	306	11,337
Century Communities, Inc.	211	11,303
Methode Electronics, Inc.	260	11,245
Oxford Industries, Inc.	113	10,227
Dillard’s, Inc. — Class A	38	10,199
SkyWest, Inc.*	350	10,098
H&E Equipment Services, Inc.	226	9,836
Healthcare Services Group, Inc.	526	9,768
Acushnet Holdings Corp.	241	9,703
Patrick Industries, Inc.	160	9,648
M/I Homes, Inc.*	201	8,914
Dine Brands Global, Inc.	114	8,886
Shyft Group, Inc.	243	8,775
Tenneco, Inc. — Class A*	478	8,757
Clean Energy Fuels Corp.*	1,089	8,647
Malibu Boats, Inc. — Class A*	146	8,470
G-III Apparel Group Ltd.*	310	8,386
Franchise Group, Inc.	199	8,245
Camping World Holdings, Inc. — Class A1	293	8,189
La-Z-Boy, Inc.	309	8,148
Monarch Casino & Resort, Inc.*	92	8,025
Sleep Number Corp.*	156	7,911
Big Lots, Inc.	211	7,301
Steelcase, Inc. — Class A	602	7,194
Liberty Media Corporation-Liberty Braves — Class C*	257	7,173
Bally’s Corp.*	229	7,039
Golden Entertainment, Inc.*	121	7,026
Hawaiian Holdings, Inc.*	355	6,993
Buckle, Inc.	209	6,905
Tupperware Brands Corp.*	343	6,671
Lions Gate Entertainment Corp. — Class A*	409	6,646
XPEL, Inc.*	126	6,629
IMAX Corp.*	350	6,626
Sonic Automotive, Inc. — Class A	152	6,462
Genesco, Inc.*	101	6,425
Standard Motor Products, Inc.	147	6,342
Denny’s Corp.*	435	6,225
Guess?, Inc.[1]	283	6,184

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
ScanSource, Inc.*	177	$6,158
American Axle & Manufacturing Holdings, Inc.*	792	6,146
MarineMax, Inc.*	148	5,958
Sun Country Airlines Holdings, Inc.*	226	5,917
Designer Brands, Inc. — Class A*	420	5,674
Interface, Inc. — Class A	408	5,537
Douglas Dynamics, Inc.	159	5,500
Workhorse Group, Inc.*	1,073	5,365
Aspen Aerogels, Inc.*	155	5,344
Ruth’s Hospitality Group, Inc.	232	5,308
Titan International, Inc.*	359	5,288
Winmark Corp.	24	5,280
Arko Corp.	580	5,278
Zumiez, Inc.*	136	5,197
Wabash National Corp.	343	5,090
Caleres, Inc.	259	5,006
A-Mark Precious Metals, Inc.	63	4,872
Lovesac Co.*	90	4,866
Accel Entertainment, Inc.*	396	4,823
Children’s Place, Inc.*	97	4,782
BlueLinx Holdings, Inc.*	65	4,672
OptimizeRx Corp.*	121	4,563
BJ’s Restaurants, Inc.*	158	4,471
Hibbett, Inc.	99	4,390
Movado Group, Inc.	110	4,295
Green Brick Partners, Inc.*	216	4,268
Clarus Corp.	186	4,237
Canoo, Inc.*	747	4,123
Ethan Allen Interiors, Inc.	158	4,119
PC Connection, Inc.	78	4,086
Chico’s FAS, Inc.*	845	4,056
Portillo’s, Inc. — Class A*	162	3,979
Life Time Group Holdings, Inc.*	273	3,969
Titan Machinery, Inc.*	136	3,843
OneSpaWorld Holdings Ltd.*	376	3,835
TravelCenters of America, Inc.*	88	3,780
Chuy’s Holdings, Inc.*	140	3,780
Lordstown Motors Corp. — Class A*	1,090	3,717
PetMed Express, Inc.	143	3,689
Hyliion Holdings Corp.*,1	823	3,646
Shoe Carnival, Inc.	124	3,616
GrowGeneration Corp.*	389	3,583
RCI Hospitality Holdings, Inc.	56	3,442
Rite Aid Corp.*	391	3,421
VSE Corp.	74	3,411
America’s Car-Mart, Inc.*	42	3,384
Ideanomics, Inc.*	2,937	3,289
Sportsman’s Warehouse Holdings, Inc.*	306	3,271
Funko, Inc. — Class A*	189	3,260
Lindblad Expeditions Holdings, Inc.*	215	3,242
Fossil Group, Inc.*	335	3,229
Aeva Technologies, Inc.*	742	3,213
MasterCraft Boat Holdings, Inc.*	129	3,175
Beazer Homes USA, Inc.*	206	3,135
Haverty Furniture Companies, Inc.	114	3,126
Bluegreen Vacations Holding Corp.*	101	2,987
Johnson Outdoors, Inc. — Class A	37	2,876
Global Industrial Co.	89	2,869
Marcus Corp.*	160	2,832
LL Flooring Holdings, Inc.*	201	2,818
Universal Electronics, Inc.*	89	2,780
Party City Holdco, Inc.*	776	2,778
Frontier Group Holdings, Inc.*,1	245	2,776
Sweetgreen, Inc. — Class A*	86	2,751
Rush Street Interactive, Inc.*	369	2,683
PLBY Group, Inc.*	199	2,605
Sovos Brands, Inc.*	181	2,566
REV Group, Inc.	190	2,546
Big 5 Sporting Goods Corp.	146	2,504
OneWater Marine, Inc. — Class A	70	2,412
F45 Training Holdings, Inc.*	221	2,365
Purple Innovation, Inc.*	404	2,363
Motorcar Parts of America, Inc.*	132	2,354
Century Casinos, Inc.*	191	2,282
Full House Resorts, Inc.*	230	2,210
Miller Industries, Inc.	78	2,196
Rush Enterprises, Inc. — Class B	45	2,176
Kimball International, Inc. — Class B	254	2,146
Forestar Group, Inc.*	120	2,131
Hovnanian Enterprises, Inc. — Class A*	36	2,128
Liberty Media Corporation-Liberty Braves — Class A*	70	2,015
Rocky Brands, Inc.	48	1,996
Blue Bird Corp.*	106	1,995
Golden Nugget Online Gaming, Inc.*	280	1,991
Cato Corp. — Class A	135	1,979
Conn’s, Inc.*	125	1,926
Commercial Vehicle Group, Inc.*	225	1,901
Red Robin Gourmet Burgers, Inc.*	109	1,838
Container Store Group, Inc.*	223	1,822
Citi Trends, Inc.*	57	1,746
Noodles & Co.*	286	1,707
XL Fleet Corp.*,1	833	1,658
El Pollo Loco Holdings, Inc.*	134	1,557
Hooker Furnishings Corp.	82	1,553
ONE Group Hospitality, Inc.*	146	1,534
Tilly’s, Inc. — Class A	159	1,488
Superior Group of Companies, Inc.	82	1,464
Xponential Fitness, Inc. — Class A*	62	1,453
Kura Sushi USA, Inc. — Class A*	26	1,434
Vera Bradley, Inc.*	183	1,404
GAN Ltd.*	282	1,359
Velodyne Lidar, Inc.*	529	1,354
Arcimoto, Inc.*	201	1,329
Snap One Holdings Corp.*	90	1,328
Romeo Power, Inc.*,1	864	1,287
Weber, Inc. — Class A	119	1,170
Lifetime Brands, Inc.	89	1,143
Barnes & Noble Education, Inc.*	317	1,135
Traeger, Inc.*	150	1,116
Lazydays Holdings, Inc.*	54	1,090

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
VOXX International Corp. — Class A*	109	$1,087
Bassett Furniture Industries, Inc.	65	1,076
Mesa Air Group, Inc.*	240	1,056
Target Hospitality Corp.*	175	1,050
Liberty TripAdvisor Holdings, Inc. — Class A*	512	1,050
Duluth Holdings, Inc. — Class B*	85	1,040
Cooper-Standard Holdings, Inc.*	118	1,035
First Watch Restaurant Group, Inc.*	77	1,005
Daktronics, Inc.*	256	983
NEOGAMES S.A.*	61	941
Shift Technologies, Inc.*	421	926
Escalade, Inc.	70	924
Fiesta Restaurant Group, Inc.*	122	912
JOANN, Inc.	79	901
Drive Shack, Inc.*	580	893
Nautilus, Inc.*	211	869
Biglari Holdings, Inc. — Class B*	6	868
Flexsteel Industries, Inc.	44	849
Kirkland’s, Inc.*	89	827
EVI Industries, Inc.*	38	706
CarLotz, Inc.*	503	689
Marine Products Corp.	57	658
Landsea Homes Corp.*	75	641
Hamilton Beach Brands Holding Co. — Class A	52	605
Regis Corp.*	254	538
Carrols Restaurant Group, Inc.	235	531
Torrid Holdings, Inc.*	85	515
Esports Technologies, Inc.*	74	499
Aterian, Inc.*	182	442
Hall of Fame Resort & Entertainment Co.*	391	434
Chicken Soup For The Soul Entertainment, Inc.*	51	408
Eros STX Global Corp.*	112	313
CompX International, Inc.	11	259
MedAvail Holdings, Inc.*	84	82
Total Consumer, Cyclical		2,395,274

Technology - 7.9%
Lattice Semiconductor Corp.*	943	57,476
Synaptics, Inc.*	273	54,464
KBR, Inc.	992	54,292
Rapid7, Inc.*	395	43,940
Silicon Laboratories, Inc.*	264	39,653
Power Integrations, Inc.	410	37,999
Tenable Holdings, Inc.*	648	37,448
CMC Materials, Inc.	198	36,709
Varonis Systems, Inc.*	752	35,750
Workiva, Inc.*	301	35,518
Qualys, Inc.*	239	34,036
SPS Commerce, Inc.*	253	33,194
ExlService Holdings, Inc.*	231	33,095
Sailpoint Technologies Holdings, Inc.*	643	32,909
Maximus, Inc.	431	32,303
MicroStrategy, Inc. — Class A*,1	65	31,611
Semtech Corp.*	454	31,480
Onto Innovation, Inc.*	342	29,716
Ziff Davis, Inc.*	305	29,518
MaxLinear, Inc. — Class A*	498	29,058
Envestnet, Inc.*	382	28,436
Digital Turbine, Inc.*	638	27,951
Blackline, Inc.*	381	27,897
Box, Inc. — Class A*	949	27,578
SiTime Corp.*	110	27,260
Diodes, Inc.*	306	26,619
ACI Worldwide, Inc.*	829	26,105
Ambarella, Inc.*	248	26,020
Insight Enterprises, Inc.*	242	25,971
Sprout Social, Inc. — Class A*	318	25,478
Rambus, Inc.*	762	24,300
Kulicke & Soffa Industries, Inc.	430	24,089
Verint Systems, Inc.*	452	23,368
FormFactor, Inc.*	546	22,948
Altair Engineering, Inc. — Class A*	325	20,930
DigitalOcean Holdings, Inc.*	356	20,595
CommVault Systems, Inc.*	310	20,568
MACOM Technology Solutions Holdings, Inc.*	340	20,356
Blackbaud, Inc.*	336	20,116
Asana, Inc. — Class A*	493	19,705
PagerDuty, Inc.*	574	19,625
Allscripts Healthcare Solutions, Inc.*	853	19,210
Evolent Health, Inc. — Class A*	560	18,088
Bottomline Technologies DE, Inc.*	311	17,627
Axcelis Technologies, Inc.*	231	17,447
Verra Mobility Corp.*	1,057	17,208
Appian Corp.*	276	16,786
ManTech International Corp. — Class A	193	16,635
NetScout Systems, Inc.*	493	15,815
Amkor Technology, Inc.	717	15,573
Appfolio, Inc. — Class A*	134	15,170
Outset Medical, Inc.*	329	14,937
Momentive Global, Inc.*	905	14,715
Progress Software Corp.	309	14,551
3D Systems Corp.*	872	14,545
CSG Systems International, Inc.	226	14,367
Ultra Clean Holdings, Inc.*	312	13,226
Apollo Medical Holdings, Inc.*	265	12,844
Xperi Holding Corp.	737	12,765
Cardlytics, Inc.*	227	12,480
E2open Parent Holdings, Inc.*	1,396	12,299
Ping Identity Holding Corp.*	427	11,713
Zuora, Inc. — Class A*	778	11,654
Super Micro Computer, Inc.*	304	11,573
LivePerson, Inc.*	462	11,282
Schrodinger Incorporated/United States*	318	10,850
TTEC Holdings, Inc.	130	10,728
8x8, Inc.*	793	9,984
Cohu, Inc.*	337	9,975
Domo, Inc. — Class B*	197	9,962
Unisys Corp.*	461	9,962
JFrog Ltd.*	369	9,945

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Health Catalyst, Inc.*	367	$9,590
Veeco Instruments, Inc.*	350	9,517
Cerence, Inc.*	260	9,386
PROS Holdings, Inc.*	281	9,360
Phreesia, Inc.*	349	9,200
1Life Healthcare, Inc.*	808	8,953
Avid Technology, Inc.*	254	8,857
SMART Global Holdings, Inc.*	339	8,756
Impinj, Inc.*	133	8,451
NextGen Healthcare, Inc.*	394	8,238
Alpha & Omega Semiconductor Ltd.*	150	8,198
Privia Health Group, Inc.*	291	7,778
BigCommerce Holdings, Inc.*	340	7,449
Avaya Holdings Corp.*	577	7,311
PAR Technology Corp.*	178	7,181
Parsons Corp.*	185	7,159
Sumo Logic, Inc.*	612	7,142
Photronics, Inc.*	418	7,093
Donnelley Financial Solutions, Inc.*	207	6,885
Consensus Cloud Solutions, Inc.*	113	6,795
Model N, Inc.*	248	6,671
CEVA, Inc.*	158	6,423
Pitney Bowes, Inc.	1,235	6,422
Alignment Healthcare, Inc.*	557	6,255
Desktop Metal, Inc. — Class A*	1,315	6,233
Ebix, Inc.	186	6,166
Conduent, Inc.*	1,177	6,073
Agilysys, Inc.*	149	5,942
PDF Solutions, Inc.*	211	5,881
Sapiens International Corporation N.V.	217	5,510
Simulations Plus, Inc.	107	5,455
Yext, Inc.*	787	5,422
Bandwidth, Inc. — Class A*	162	5,247
Digi International, Inc.*	233	5,014
BTRS Holdings, Inc. — Class 1*	662	4,952
PowerSchool Holdings, Inc. — Class A*	298	4,920
American Software, Inc. — Class A	221	4,606
Grid Dynamics Holdings, Inc.*	319	4,491
Mitek Systems, Inc.*	301	4,416
Rackspace Technology, Inc.*	383	4,274
Corsair Gaming, Inc.*,1	192	4,063
Ouster, Inc.*	886	3,987
Porch Group, Inc.*	536	3,722
CS Disco, Inc.*	108	3,669
Veritone, Inc.*	199	3,638
Upland Software, Inc.*	203	3,575
OneSpan, Inc.*	247	3,567
Computer Programs and Systems, Inc.*	99	3,410
Diebold Nixdorf, Inc.*	505	3,399
Integral Ad Science Holding Corp.*	224	3,091
Alkami Technology, Inc.*	200	2,862
MeridianLink, Inc.*	158	2,860
Telos Corp.*	280	2,792
Cantaloupe, Inc.*	409	2,769
EverCommerce, Inc.*	209	2,759
Vuzix Corp.*,1	412	2,719
HireRight Holdings Corp.*	157	2,685
Daily Journal Corp.*	8	2,496
ON24, Inc.*	186	2,446
Inseego Corp.*,1	598	2,422
EngageSmart, Inc.*	113	2,408
Digimarc Corp.*	89	2,347
Brightcove, Inc.*	286	2,231
Benefitfocus, Inc.*	175	2,208
Genius Brands International, Inc.*	1,982	2,022
AXT, Inc.*	284	1,994
Enfusion, Inc. — Class A*	153	1,946
Atomera, Inc.*	143	1,868
Outbrain, Inc.*	170	1,824
Rimini Street, Inc.*	314	1,821
Instructure Holdings, Inc.*	85	1,705
Intapp, Inc.*	70	1,681
eGain Corp.*	145	1,679
AvidXchange Holdings, Inc.*	178	1,433
CoreCard Corp.*	51	1,397
PlayAGS, Inc.*	193	1,287
Smith Micro Software, Inc.*	320	1,206
Rekor Systems, Inc.*	237	1,081
EMCORE Corp.*	255	944
Quantum Corp.*	407	924
Forian, Inc.*	132	919
Tabula Rasa HealthCare, Inc.*	158	910
SecureWorks Corp. — Class A*	67	888
GTY Technology Holdings, Inc.*	226	730
iCAD, Inc.*	154	687
IBEX Holdings Ltd.*	40	638
SkyWater Technology, Inc.*	57	617
Convey Health Solutions Holdings, Inc.*	94	615
DarioHealth Corp.*	95	555
GreenBox POS*	128	540
Viant Technology, Inc. — Class A*	81	530
StarTek, Inc.*	118	523
Kaltura, Inc.*	116	208
Arteris, Inc.*	15	195
NantHealth, Inc.*	189	142
Weave Communications, Inc.*	15	89
Society Pass, Inc.*	8	24
Total Technology		2,059,419

Energy - 4.8%
Ovintiv, Inc.	1,823	98,570
Chesapeake Energy Corp.	737	64,119
Antero Resources Corp.*	2,008	61,304
Southwestern Energy Co.*	7,137	51,172
Range Resources Corp.*	1,678	50,978
PDC Energy, Inc.	684	49,713
Murphy Oil Corp.	1,028	41,521
Matador Resources Co.	778	41,218
ChampionX Corp.	1,424	34,860
SM Energy Co.	843	32,835
Helmerich & Payne, Inc.	717	30,673
CNX Resources Corp.*	1,399	28,987
Denbury, Inc.*	354	27,814

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
California Resources Corp.	570	$25,496
Equitrans Midstream Corp.	2,872	24,240
Magnolia Oil & Gas Corp. — Class A	1,013	23,957
Kosmos Energy Ltd.*	3,151	22,656
Whiting Petroleum Corp.	277	22,578
Oasis Petroleum, Inc.	139	20,336
Patterson-UTI Energy, Inc.	1,310	20,279
Callon Petroleum Co.*	333	19,674
Renewable Energy Group, Inc.*	314	19,044
Civitas Resources, Inc.	305	18,212
PBF Energy, Inc. — Class A*	676	16,474
Peabody Energy Corp.*	625	15,331
FuelCell Energy, Inc.*,1	2,597	14,959
Arch Resources, Inc.	106	14,562
Sunnova Energy International, Inc.*	604	13,928
Tellurian, Inc.*	2,603	13,796
Warrior Met Coal, Inc.	361	13,397
SunPower Corp. — Class A*	562	12,072
Northern Oil and Gas, Inc.	426	12,009
NexTier Oilfield Solutions, Inc.*	1,215	11,227
Oceaneering International, Inc.*	699	10,597
Centennial Resource Development, Inc. — Class A*	1,294	10,443
Green Plains, Inc.*	335	10,389
Array Technologies, Inc.*	897	10,109
Delek US Holdings, Inc.*	461	9,782
US Silica Holdings, Inc.*	516	9,629
Liberty Oilfield Services, Inc. — Class A*	633	9,381
Dril-Quip, Inc.*	247	9,225
CONSOL Energy, Inc.*	241	9,069
Stem, Inc.*	801	8,819
Archrock, Inc.	947	8,741
NOW, Inc.*	774	8,537
ProPetro Holding Corp.*	606	8,442
Comstock Resources, Inc.*	643	8,391
Brigham Minerals, Inc. — Class A	307	7,844
Nabors Industries Ltd.*	50	7,636
Laredo Petroleum, Inc.*	88	6,964
MRC Global, Inc.*	565	6,729
Gevo, Inc.*	1,396	6,533
Tidewater, Inc.*	288	6,261
Bristow Group, Inc.*	166	6,155
Expro Group Holdings N.V.*	326	5,796
CVR Energy, Inc.	208	5,312
SunCoke Energy, Inc.	584	5,203
RPC, Inc.*	474	5,058
Ranger Oil Corp. — Class A*	144	4,972
Berry Corp.	474	4,892
Helix Energy Solutions Group, Inc.*	1,005	4,804
Talos Energy, Inc.*	259	4,090
Par Pacific Holdings, Inc.*	314	4,088
DMC Global, Inc.*	129	3,934
Select Energy Services, Inc. — Class A*	441	3,779
REX American Resources Corp.*	37	3,685
TPI Composites, Inc.*	255	3,585
Crescent Energy, Inc. — Class A	206	3,572
TETRA Technologies, Inc.*	862	3,543
Alto Ingredients, Inc.*	502	3,424
Oil States International, Inc.*	426	2,961
Cleanspark, Inc.*,1	229	2,833
W&T Offshore, Inc.*	659	2,517
Aris Water Solution, Inc. — Class A	137	2,493
Solaris Oilfield Infrastructure, Inc. — Class A	220	2,484
Aemetis, Inc.*	190	2,407
Newpark Resources, Inc.*	634	2,320
Infrastructure and Energy Alternatives, Inc.*	193	2,287
National Energy Services Reunited Corp.*	267	2,243
Earthstone Energy, Inc. — Class A*	169	2,135
Falcon Minerals Corp.	276	1,860
Riley Exploration Permian, Inc.	74	1,856
FutureFuel Corp.	181	1,761
Matrix Service Co.*	182	1,496
Kinetik Holdings, Inc. — Class A	23	1,495
Eos Energy Enterprises, Inc.*	312	1,304
Beam Global*	62	1,268
HighPeak Energy, Inc.	36	799
Advent Technologies Holdings, Inc.*	105	244
Total Energy		1,254,167

Communications - 3.1%
Vonage Holdings Corp.*	1,764	35,791
TEGNA, Inc.	1,553	34,787
Mimecast Ltd.*	424	33,733
Iridium Communications, Inc.*	828	33,385
Cargurus, Inc.*	670	28,448
Viavi Solutions, Inc.*	1,600	25,728
Perficient, Inc.*	229	25,211
Q2 Holdings, Inc.*	384	23,674
Maxar Technologies, Inc.	509	20,085
Cogent Communications Holdings, Inc.	300	19,905
Upwork, Inc.*	829	19,266
Houghton Mifflin Harcourt Co.*	893	18,762
Yelp, Inc. — Class A*	503	17,157
Calix, Inc.*	388	16,649
Shutterstock, Inc.	164	15,265
iHeartMedia, Inc. — Class A*	787	14,898
TechTarget, Inc.*	183	14,874
InterDigital, Inc.	217	13,845
Open Lending Corp. — Class A*	732	13,842
Revolve Group, Inc.*	252	13,530
Telephone & Data Systems, Inc.	710	13,405
Overstock.com, Inc.*	302	13,290
Gray Television, Inc.	600	13,242
Magnite, Inc.*	912	12,048
Plantronics, Inc.*	295	11,623
Infinera Corp.*	1,285	11,141
Extreme Networks, Inc.*	892	10,891
ePlus, Inc.*	187	10,483
Liberty Latin America Ltd. — Class C*	1,085	10,405
Sinclair Broadcast Group, Inc. — Class A	323	9,050
Clear Channel Outdoor Holdings, Inc.*	2,550	8,823

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
EW Scripps Co. — Class A*	402	$8,358
AMC Networks, Inc. — Class A*	204	8,289
Shenandoah Telecommunications Co.	339	7,994
Eventbrite, Inc. — Class A*	537	7,931
Gogo, Inc.*	415	7,910
Scholastic Corp.	179	7,210
Cars.com, Inc.*	481	6,941
WideOpenWest, Inc.*	368	6,418
EchoStar Corp. — Class A*	262	6,377
Globalstar, Inc.*	4,263	6,267
fuboTV, Inc.*	950	6,241
ADTRAN, Inc.	337	6,218
Harmonic, Inc.*	636	5,908
A10 Networks, Inc.	422	5,887
Stitch Fix, Inc. — Class A*	572	5,760
NeoPhotonics Corp.*	358	5,445
Clearfield, Inc.*	80	5,218
NETGEAR, Inc.*	203	5,010
Anterix, Inc.*	82	4,748
Tucows, Inc. — Class A*	68	4,644
Limelight Networks, Inc.*	878	4,583
Gannett Company, Inc.*	988	4,456
QuinStreet, Inc.*	353	4,095
RealReal, Inc.*	562	4,080
Quotient Technology, Inc.*	631	4,026
Boston Omaha Corp. — Class A*	143	3,628
HealthStream, Inc.*	178	3,546
IDT Corp. — Class B*	101	3,443
ChannelAdvisor Corp.*	207	3,430
Advantage Solutions, Inc.*	536	3,420
United States Cellular Corp.*	108	3,265
Groupon, Inc.*,1	166	3,192
Stagwell, Inc.*	433	3,135
ATN International, Inc.	78	3,111
Liquidity Services, Inc.*	177	3,030
Consolidated Communications Holdings, Inc.*	512	3,021
Couchbase, Inc.*,1	164	2,857
Liberty Latin America Ltd. — Class A*	285	2,764
Entravision Communications Corp. — Class A	423	2,711
MediaAlpha, Inc. — Class A*	149	2,466
Audacy, Inc.*	828	2,393
1-800-Flowers.com, Inc. — Class A*	187	2,386
Aviat Networks, Inc.*	77	2,369
Credo Technology Group Holding Ltd.*	153	2,330
Ooma, Inc.*	154	2,308
CarParts.com, Inc.*	343	2,298
EverQuote, Inc. — Class A*	138	2,233
CalAmp Corp.*	249	1,820
Cambium Networks Corp.*	76	1,797
Lands’ End, Inc.*	101	1,709
DZS, Inc.*	120	1,664
Ribbon Communications, Inc.*	494	1,526
Thryv Holdings, Inc.*	54	1,518
comScore, Inc.*	492	1,432
Preformed Line Products Co.	21	1,332
1stdibs.com, Inc.*	141	1,127
National CineMedia, Inc.	422	1,072
Casa Systems, Inc.*	223	1,008
KVH Industries, Inc.*	106	965
Telesat Corp.*	50	825
VirnetX Holding Corp.*,1	445	725
Solo Brands, Inc. — Class A*,1	78	665
Fluent, Inc.*	304	632
CuriosityStream, Inc.*	183	531
Hemisphere Media Group, Inc.*	114	521
Value Line, Inc.	7	469
LiveOne, Inc.*	406	331
HyreCar, Inc.*	124	295
Lulu’s Fashion Lounge Holdings, Inc.*	20	136
aka Brands Holding Corp.*	30	133
Digital Media Solutions, Inc. — Class A*	23	84
Total Communications		798,903

Basic Materials - 2.5%
Rogers Corp.*	131	35,593
Commercial Metals Co.	843	35,086
Balchem Corp.	226	30,894
MP Materials Corp.*	533	30,562
Livent Corp.*	1,138	29,668
Cabot Corp.	394	26,954
Sensient Technologies Corp.	297	24,933
Hecla Mining Co.	3,733	24,526
HB Fuller Co.	365	24,116
Allegheny Technologies, Inc.*	895	24,022
Arconic Corp.*	750	19,215
Ingevity Corp.*	279	17,876
Quaker Chemical Corp.	95	16,417
Tronox Holdings plc — Class A	805	15,931
Innospec, Inc.	172	15,919
Constellium SE*	873	15,714
Minerals Technologies, Inc.	233	15,413
Compass Minerals International, Inc.	240	15,069
Stepan Co.	151	14,920
GCP Applied Technologies, Inc.*	467	14,673
Carpenter Technology Corp.	335	14,063
Trinseo plc	273	13,082
Novagold Resources, Inc.*	1,666	12,878
Ferro Corp.*	577	12,544
Kaiser Aluminum Corp.	111	10,452
Energy Fuels, Inc.*	1,086	9,937
AdvanSix, Inc.	192	9,809
Century Aluminum Co.*	361	9,498
Schnitzer Steel Industries, Inc. — Class A	180	9,349
Codexis, Inc.*	423	8,722
Uranium Energy Corp.*	1,764	8,097
Coeur Mining, Inc.*	1,797	7,997
Orion Engineered Carbons S.A.	426	6,803
Hawkins, Inc.	135	6,196
Schweitzer-Mauduit International, Inc.	220	6,050
Intrepid Potash, Inc.*	70	5,750
Amyris, Inc.*	1,242	5,415

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
Neenah, Inc.	118	$4,680
American Vanguard Corp.	206	4,186
Koppers Holdings, Inc.	146	4,018
Ecovyst, Inc.	343	3,965
Glatfelter Corp.	307	3,801
Danimer Scientific, Inc.*,1	636	3,727
Clearwater Paper Corp.*	116	3,251
Rayonier Advanced Materials, Inc.*	434	2,851
Kronos Worldwide, Inc.	156	2,421
Ur-Energy, Inc.*	1,253	2,005
Unifi, Inc.*	98	1,774
United States Lime & Minerals, Inc.	15	1,741
Zymergen, Inc.*	563	1,627
Gatos Silver, Inc.*	326	1,408
Oil-Dri Corporation of America	37	1,060
Perpetua Resources Corp.*	228	935
PolyMet Mining Corp.*	203	850
Marrone Bio Innovations, Inc.*	711	768
Valhi, Inc.	17	498
Total Basic Materials		649,709

Utilities - 2.2%
Southwest Gas Holdings, Inc.	461	36,092
Portland General Electric Co.	632	34,855
Black Hills Corp.	450	34,659
Brookfield Infrastructure Corp. — Class A	443	33,420
ONE Gas, Inc.	370	32,649
New Jersey Resources Corp.	679	31,139
PNM Resources, Inc.	601	28,650
Ormat Technologies, Inc.	318	26,022
Spire, Inc.	356	25,546
South Jersey Industries, Inc.	724	25,014
ALLETE, Inc.	369	24,716
American States Water Co.	259	23,056
Avista Corp.	497	22,440
NorthWestern Corp.	366	22,139
California Water Service Group	369	21,874
Clearway Energy, Inc. — Class C	576	21,030
MGE Energy, Inc.	256	20,426
Otter Tail Corp.	289	18,063
Ameresco, Inc. — Class A*	217	17,251
Chesapeake Utilities Corp.	121	16,669
SJW Group	194	13,499
Middlesex Water Co.	121	12,726
Northwest Natural Holding Co.	214	11,068
Clearway Energy, Inc. — Class A	245	8,163
Unitil Corp.	110	5,487
York Water Co.	91	4,092
Artesian Resources Corp. — Class A	57	2,767
Global Water Resources, Inc.	89	1,481
FTC Solar, Inc.*	285	1,405
Via Renewables, Inc.	84	692
Total Utilities		577,090

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	218	3,396

Total Common Stocks
(Cost $20,355,829)		19,124,394

RIGHTS††† - 0.0%
Technology - 0.0%
Quantum Corp.*	407	—

Consumer, Non-cyclical - 0.0%
Elanco Animal Health, Inc.*	505	—
Oncternal Therapeutics, Inc.*	7	—
Tobira Therapeutics, Inc.*	141	—
UCB*	385	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $173)		—

EXCHANGE-TRADED FUNDS† - 10.0%
iShares Russell 2000 Index ETF	6,356	1,304,696
Vanguard Russell 2000 ETF[1]	15,743	1,304,308
Total Exchange-Traded Funds
(Cost $2,799,130)		2,609,004

	Face Amount
FEDERAL AGENCY NOTES†† - 7.7%
Federal Farm Credit Bank
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	$2,000,000	2,000,214
Total Federal Agency Notes
(Cost $2,000,000)		2,000,214

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	81,000	80,955
0.12% due 05/05/22[3,4]	19,000	18,997
Total U.S. Treasury Bills
(Cost $99,986)		99,952

REPURCHASE AGREEMENTS††,5 - 8.0%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	1,411,402	1,411,402
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	543,609	543,609
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	141,338	141,338
Total Repurchase Agreements
(Cost $2,096,349)		2,096,349

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
RUSSELL 2000® FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 5.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	1,361,239	$1,361,239
Total Securities Lending Collateral
(Cost $1,361,239)		1,361,239

Total Investments - 104.5%
(Cost $28,712,706)		$27,291,152
Other Assets & Liabilities, net - (4.5)%		(1,173,666)
Total Net Assets - 100.0%		$26,117,486

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	15	Jun 2022	$1,548,750	$4,372

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	Pay	0.53% (Federal Funds Rate + 0.20%)	At Maturity	04/14/22	616	$1,275,298	$57,699
Barclays Bank plc	Russell 2000 Index	Pay	0.27% (U.S. Secured Overnight Financing Rate)	At Maturity	04/13/22	604	1,249,950	28,329
Goldman Sachs International	Russell 2000 Index	Pay	0.58% (Federal Funds Rate + 0.25%)	At Maturity	04/14/22	125	259,443	14,393
							$2,784,691	$100,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
RUSSELL 2000® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$19,124,394	$—	$—		$19,124,394
Rights	—	—	—	*	—
Exchange-Traded Funds	2,609,004	—	—		2,609,004
Federal Agency Notes	—	2,000,214	—		2,000,214
U.S. Treasury Bills	—	99,952	—		99,952
Repurchase Agreements	—	2,096,349	—		2,096,349
Securities Lending Collateral	1,361,239	—	—		1,361,239
Equity Futures Contracts**	4,372	—	—		4,372
Equity Index Swap Agreements**	—	100,421	—		100,421
Total Assets	$23,099,009	$4,296,936	$—		$27,395,945

*	Include securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $1,312,135 of securities loaned (cost $26,616,357)	$25,194,803
Repurchase agreements, at value (cost $2,096,349)	2,096,349
Cash	5,243
Segregated cash with broker	69,098
Unrealized appreciation on OTC swap agreements	100,421
Receivables:
Fund shares sold	126,917
Swap settlement	49,172
Dividends	16,756
Interest	2,744
Securities lending income	1,350
Total assets	27,662,853

Liabilities:
Payable for:
Return of securities lending collateral	1,361,239
Fund shares redeemed	103,125
Management fees	15,398
Variation margin on futures contracts	10,971
Distribution and service fees	6,332
Transfer agent and administrative fees	5,523
Securities purchased	4,020
Portfolio accounting fees	3,080
Trustees’ fees*	409
Miscellaneous	35,270
Total liabilities	1,545,367
Commitments and contingent liabilities (Note 11)	—
Net assets	$26,117,486

Net assets consist of:
Paid in capital	$28,134,402
Total distributable earnings (loss)	(2,016,916)
Net assets	$26,117,486

A-Class:
Net assets	$5,781,454
Capital shares outstanding	114,121
Net asset value per share	$50.66
Maximum offering price per share (Net asset value divided by 95.25%)	$53.19

C-Class:
Net assets	$1,904,180
Capital shares outstanding	44,038
Net asset value per share	$43.24

H-Class:
Net assets	$18,431,852
Capital shares outstanding	364,793
Net asset value per share	$50.53

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $114)	$116,071
Interest	40,988
Income from securities lending, net	8,738
Total investment income	165,797

Expenses:
Management fees	259,769
Distribution and service fees:
A-Class	25,582
C-Class	24,450
H-Class	54,899
Transfer agent and administrative fees	98,561
Portfolio accounting fees	51,955
Professional fees	23,465
Trustees’ fees*	7,980
Custodian fees	5,062
Line of credit fees	62
Miscellaneous	22,866
Total expenses	574,651
Net investment loss	(408,854)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(434,054)
Swap agreements	(50,242)
Futures contracts	(352,514)
Net realized loss	(836,810)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,442,234)
Swap agreements	27,926
Futures contracts	182,704
Net change in unrealized appreciation (depreciation)	(1,231,604)
Net realized and unrealized loss	(2,068,414)
Net decrease in net assets resulting from operations	$(2,477,268)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(408,854)	$(532,872)
Net realized gain (loss) on investments	(836,810)	19,088,588
Net change in unrealized appreciation (depreciation) on investments	(1,231,604)	(649,370)
Net increase (decrease) in net assets resulting from operations	(2,477,268)	17,906,346

Distributions to shareholders:
A-Class	(1,380,296)	—
C-Class	(292,995)	—
H-Class	(2,471,695)	—
Total distributions to shareholders	(4,144,986)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	17,520,237	16,968,164
C-Class	1,581,608	2,759,107
H-Class	37,692,434	106,439,279
Distributions reinvested
A-Class	1,363,190	—
C-Class	220,999	—
H-Class	2,449,855	—
Cost of shares redeemed
A-Class	(23,403,707)	(22,364,500)
C-Class	(3,123,918)	(2,002,731)
H-Class	(47,441,374)	(92,858,855)
Net increase (decrease) from capital share transactions	(13,140,676)	8,940,464
Net increase (decrease) in net assets	(19,762,930)	26,846,810

Net assets:
Beginning of year	45,880,416	19,033,606
End of year	$26,117,486	$45,880,416

Capital share activity:
Shares sold
A-Class	293,769	323,213
C-Class	29,850	61,590
H-Class	631,536	2,060,052
Shares issued from reinvestment of distributions
A-Class	25,352	—
C-Class	4,804	—
H-Class	45,681	—
Shares redeemed
A-Class	(405,915)	(454,528)
C-Class	(59,133)	(48,862)
H-Class	(794,616)	(1,787,076)
Net increase (decrease) in shares	(228,672)	154,389

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.82	$32.24	$43.81	$43.67	$41.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.77)	— [c]	(.05)	(.17)
Net gain (loss) on investments (realized and unrealized)	(3.41)	30.35	(10.89)	.19 [d]	4.34
Total from investment operations	(4.10)	29.58	(10.89)	.14	4.17
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(7.06)	—	(.67)	—	(2.11)
Total distributions	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$50.66	$61.82	$32.24	$43.81	$43.67

Total Return[b]	(7.29%)	91.75%	(25.32%)	0.32%	10.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,781	$12,421	$10,712	$18,569	$17,163
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.53%)	— [e]	(0.11%)	(0.40%)
Total expenses	1.60%	1.67%	1.73%	1.71%	1.63%
Portfolio turnover rate	76%	—	35%	112%	167%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$54.24	$28.50	$39.09	$39.26	$37.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.98)	(.95)	(.29)	(.37)	(.45)
Net gain (loss) on investments (realized and unrealized)	(2.96)	26.69	(9.62)	.20 [d]	3.95
Total from investment operations	(3.94)	25.74	(9.91)	(.17)	3.50
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(7.06)	—	(.67)	—	(2.11)
Total distributions	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$43.24	$54.24	$28.50	$39.09	$39.26

Total Return[b]	(8.05%)	90.32%	(25.88%)	(0.43%)	9.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,904	$3,717	$1,590	$3,264	$5,277
Ratios to average net assets:
Net investment income (loss)	(1.89%)	(2.28%)	(0.74%)	(0.91%)	(1.16%)
Total expenses	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	76%	—	35%	112%	167%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.68	$32.17	$43.70	$43.57	$41.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.75)	.01	(.06)	(.19)
Net gain (loss) on investments (realized and unrealized)	(3.43)	30.26	(10.86)	.19 [d]	4.36
Total from investment operations	(4.09)	29.51	(10.85)	.13	4.17
Less distributions from:
Net investment income	—	—	(.01)	—	—
Net realized gains	(7.06)	—	(.67)	—	(2.11)
Total distributions	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$50.53	$61.68	$32.17	$43.70	$43.57

Total Return	(7.29%)	91.73%	(25.30%)	0.30%	10.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,432	$29,743	$6,731	$19,384	$24,713
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.52%)	0.01%	(0.14%)	(0.43%)
Total expenses	1.61%	1.67%	1.73%	1.71%	1.63%
Portfolio turnover rate	76%	—	35%	112%	167%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Less than 0.01%.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -0.29%, while the Russell 2000 Index returned -5.79% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Energy, Real Estate, and Utilities. The sectors detracting the most were Health Care, Consumer Discretionary, and Information Technology.

The holdings contributing the most to the return of the underlying index were Avis Budget Group, Inc., Ovintiv, Inc., and Antero Resources Corp. The holdings detracting the most were Invitae Corp., BridgeBio Pharma, Inc., and Redfin Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	16.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	16.2%
Total	32.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(0.27%)	(13.99%)	(14.36%)
A-Class Shares with sales charge‡	(5.01%)	(14.83%)	(14.78%)
C-Class Shares	(0.91%)	(14.65%)	(14.99%)
C-Class Shares with CDSC§	(1.90%)	(14.65%)	(14.99%)
H-Class Shares	(0.29%)	(13.98%)	(14.33%)
Russell 2000 Index	(5.79%)	9.74%	12.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 32.6%
Guggenheim Strategy Fund II1	39,100	$959,911
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	97,310	952,665
Total Mutual Funds
(Cost $1,914,222)		1,912,576

	Face Amount
FEDERAL AGENCY NOTES†† - 10.6%
Federal Farm Credit Bank
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	$500,000	499,990
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	120,000	120,061
Total Federal Agency Notes
(Cost $619,980)		620,051

U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	100,000	99,944
0.12% due 05/05/22[3]	19,000	18,997
Total U.S. Treasury Bills
(Cost $118,982)		118,941

REPURCHASE AGREEMENTS††,4 - 57.8%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	2,284,450	2,284,450
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	879,868	879,868
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	228,766	228,766
Total Repurchase Agreements
(Cost $3,393,084)		3,393,084

Total Investments - 103.0%
(Cost $6,046,268)		$6,044,652
Other Assets & Liabilities, net - (3.0)%		(177,980)
Total Net Assets - 100.0%		$5,866,672

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	Receive	0.28% (Federal Funds Rate - 0.05%)	At Maturity	04/14/22	2,105	$4,358,560	$32,708
Barclays Bank plc	Russell 2000 Index	Pay	(0.23)% (U.S. Secured Overnight Financing Rate - 0.50%)	At Maturity	04/13/22	265	549,247	(10,841)
BNP Paribas	Russell 2000 Index	Receive	0.13% (Federal Funds Rate - 0.20%)	At Maturity	04/14/22	467	966,498	(43,729)
							$5,874,305	$(21,862)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,912,576	$—	$—	$1,912,576
Federal Agency Notes	—	620,051	—	620,051
U.S. Treasury Bills	—	118,941	—	118,941
Repurchase Agreements	—	3,393,084	—	3,393,084
Equity Index Swap Agreements**	—	32,708	—	32,708
Total Assets	$1,912,576	$4,164,784	$—	$6,077,360

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$54,570	$—	$54,570

**	This derivative is reported as unrealized appreciation/depreciation at period end.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,277,205	$—	$(300,000)	$1,681	$(18,975)	$959,911	39,100	$16,417
Guggenheim Ultra Short Duration Fund — Institutional Class	1,269,811	—	(300,000)	(312)	(16,834)	952,665	97,310	10,581
	$2,547,016	$—	$(600,000)	$1,369	$(35,809)	$1,912,576		$26,998

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $738,962)	$738,992
Investments in affiliated issuers, at value (cost $1,914,222)	1,912,576
Repurchase agreements, at value (cost $3,393,084)	3,393,084
Unrealized appreciation on OTC swap agreements	32,708
Receivables:
Fund shares sold	123,739
Dividends	2,186
Interest	173
Total assets	6,203,458

Liabilities:
Unrealized depreciation on OTC swap agreements	54,570
Payable for:
Swap settlement	178,309
Fund shares redeemed	83,596
Management fees	7,541
Transfer agent and administrative fees	2,311
Distribution and service fees	2,162
Portfolio accounting fees	859
Trustees’ fees*	85
Miscellaneous	7,353
Total liabilities	336,786
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,866,672

Net assets consist of:
Paid in capital	$47,019,958
Total distributable earnings (loss)	(41,153,286)
Net assets	$5,866,672

A-Class:
Net assets	$442,809
Capital shares outstanding	8,032
Net asset value per share	$55.13
Maximum offering price per share (Net asset value divided by 95.25%)	$57.88

C-Class:
Net assets	$28,268
Capital shares outstanding	588
Net asset value per share	$48.05

H-Class:
Net assets	$5,395,595
Capital shares outstanding	97,477
Net asset value per share	$55.35

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$26,998
Interest	2,653
Total investment income	29,651

Expenses:
Management fees	54,038
Distribution and service fees:
A-Class	1,413
C-Class	184
H-Class	13,552
Transfer agent and administrative fees	17,120
Portfolio accounting fees	6,004
Professional fees	4,289
Trustees’ fees*	1,454
Custodian fees	854
Interest expense	18
Miscellaneous	3,972
Total expenses	102,898
Less:
Expenses waived by Adviser	(2,882)
Net expenses	100,016
Net investment loss	(70,365)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	29
Investments in affiliated issuers	1,369
Swap agreements	146,075
Futures contracts	(40,071)
Net realized gain	107,402
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(447)
Investments in affiliated issuers	(35,809)
Swap agreements	(133,118)
Futures contracts	(31,475)
Net change in unrealized appreciation (depreciation)	(200,849)
Net realized and unrealized loss	(93,447)
Net decrease in net assets resulting from operations	$(163,812)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(70,365)	$(227,644)
Net realized gain (loss) on investments	107,402	(13,238,161)
Net change in unrealized appreciation (depreciation) on investments	(200,849)	(233,907)
Net decrease in net assets resulting from operations	(163,812)	(13,699,712)

Distributions to shareholders:
A-Class	—	(286)
C-Class	—	(39)
H-Class	—	(5,815)
Total distributions to shareholders	—	(6,140)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,036,187	1,016,352
C-Class	10,281	69,459
H-Class	55,676,842	86,070,796
Distributions reinvested
A-Class	—	286
C-Class	—	39
H-Class	—	5,776
Cost of shares redeemed
A-Class	(1,774,903)	(566,925)
C-Class	(8,149)	(85,226)
H-Class	(55,343,428)	(90,085,151)
Net increase (decrease) from capital share transactions	596,830	(3,574,594)
Net increase (decrease) in net assets	433,018	(17,280,446)

Net assets:
Beginning of year	5,433,654	22,714,100
End of year	$5,866,672	$5,433,654

Capital share activity:
Shares sold
A-Class	36,508	10,628
C-Class	215	895
H-Class	1,004,972	1,035,477
Shares issued from reinvestment of distributions
A-Class	—	4
C-Class	—	1
H-Class	—	87
Shares redeemed
A-Class	(34,263)	(6,557)
C-Class	(170)	(1,230)
H-Class	(999,148)	(1,129,019)
Net increase (decrease) in shares	8,114	(89,714)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$55.28	$120.61	$102.08	$104.50	$118.12
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.45)	.50	.70	(.90)
Net gain (loss) on investments (realized and unrealized)	.49	(64.83)	18.73 [e]	(3.12)	(12.72)
Total from investment operations	(.15)	(65.28)	19.23	(2.42)	(13.62)
Less distributions from:
Net investment income	—	(.05)	(.70)	—	—
Total distributions	—	(.05)	(.70)	—	—
Net asset value, end of period	$55.13	$55.28	$120.61	$102.08	$104.50

Total Return[b]	(0.27%)	(54.13%)	19.00%	(2.30%)	(11.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$443	$320	$207	$746	$262
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.38%)	0.51%	0.65%	(0.76%)
Total expenses[c]	1.71%	1.80%	1.82%	1.83%	1.74%
Net expenses[d]	1.66%	1.78%	1.78%	1.81%	1.74%
Portfolio turnover rate	—	14%	7%	40%	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.51	$106.73	$91.07	$93.97	$107.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.89)	(.61)	(.30)	(.25)	(1.25)
Net gain (loss) on investments (realized and unrealized)	.45	(57.56)	16.66 [e]	(2.65)	(11.83)
Total from investment operations	(.44)	(58.17)	16.36	(2.90)	(13.08)
Less distributions from:
Net investment income	—	(.05)	(.70)	—	—
Total distributions	—	(.05)	(.70)	—	—
Net asset value, end of period	$48.07	$48.51	$106.73	$91.07	$93.97

Total Return[b]	(0.91%)	(54.49%)	18.22%	(3.09%)	(12.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28	$26	$94	$460	$607
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(2.15%)	(0.34%)	(0.26%)	(1.22%)
Total expenses[c]	2.46%	2.57%	2.57%	2.56%	2.48%
Net expenses[d]	2.40%	2.54%	2.53%	2.55%	2.48%
Portfolio turnover rate	—	14%	7%	40%	—

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]	Year Ended March 29, 2018[e]
Per Share Data
Net asset value, beginning of period	$55.51	$121.09	$102.43	$104.78	$118.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.44)	.10	.55	(.45)
Net gain (loss) on investments (realized and unrealized)	.48	(65.09)	19.26 [f]	(2.90)	(13.24)
Total from investment operations	(.16)	(65.53)	19.36	(2.35)	(13.69)
Less distributions from:
Net investment income	—	(.05)	(.70)	—	—
Total distributions	—	(.05)	(.70)	—	—
Net asset value, end of period	$55.35	$55.51	$121.09	$102.43	$104.78

Total Return	(0.29%)	(54.13%)	19.08%	(2.24%)	(11.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,396	$5,087	$22,414	$9,392	$3,543
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.42%)	0.07%	0.53%	(0.39%)
Total expenses[c]	1.71%	1.81%	1.82%	1.82%	1.72%
Net expenses[d]	1.66%	1.79%	1.79%	1.81%	1.72%
Portfolio turnover rate	—	14%	7%	40%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

For the one-year period ended March 31, 2022, Dow Jones Industrial Average Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average Index. Dow Jones Industrial Average Fund H-Class returned 5.23%, while the Dow Jones Industrial Average Index returned 7.11% over the same time period.

The sectors contributing the most to the return of the underlying index for the period were Health, Information Technology, and Financials. The sectors detracting the most were Industrials and Communication Services.

The holdings contributing the most to the return of the underlying index were UnitedHealth Group, Inc., Microsoft Corp., and Chevron Corp. The holdings detracting the most were Boeing Co., Walt Disney Co., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

154 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Cumulative Fund Performance*

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	7.8%
UnitedHealth Group, Inc.	5.3%
Goldman Sachs Group, Inc.	3.4%
Microsoft Corp.	3.2%
Home Depot, Inc.	3.1%
Guggenheim Strategy Fund II	2.9%
McDonald’s Corp.	2.6%
Amgen, Inc.	2.5%
Caterpillar, Inc.	2.3%
Visa, Inc. — Class A	2.3%
Top Ten Total	35.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	Since Inception (12/01/15)
A-Class Shares	5.23%	11.41%	11.66%
A-Class Shares with sales charge‡	0.23%	10.33%	10.81%
C-Class Shares	4.43%	10.58%	10.83%
C-Class Shares with CDSC§	3.43%	10.58%	10.83%
H-Class Shares	5.23%	11.41%	11.67%
Dow Jones Industrial Average Index	7.11%	13.40%	13.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS	March 31, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 54.7%

Consumer, Non-cyclical - 12.7%
UnitedHealth Group, Inc.	3,185	$1,624,254
Amgen, Inc.	3,185	770,197
Johnson & Johnson	3,185	564,478
Procter & Gamble Co.	3,185	486,668
Merck & Company, Inc.	3,185	261,329
Coca-Cola Co.	3,185	197,470
Total Consumer, Non-cyclical		3,904,396

Financial - 11.0%
Goldman Sachs Group, Inc.	3,185	1,051,369
Visa, Inc. — Class A	3,185	706,337
American Express Co.	3,185	595,595
Travelers Companies, Inc.	3,185	581,995
JPMorgan Chase & Co.	3,185	434,179
Total Financial		3,369,475

Consumer, Cyclical - 9.1%
Home Depot, Inc.	3,185	953,366
McDonald’s Corp.	3,185	787,587
Walmart, Inc.	3,185	474,310
NIKE, Inc. — Class B	3,185	428,574
Walgreens Boots Alliance, Inc.	3,185	142,592
Total Consumer, Cyclical		2,786,429

Technology - 9.1%
Microsoft Corp.	3,185	981,968
salesforce.com, Inc.*	3,185	676,239
Apple, Inc.	3,185	556,133
International Business Machines Corp.	3,185	414,113
Intel Corp.	3,185	157,849
Total Technology		2,786,302

Industrial - 7.9%
Caterpillar, Inc.	3,185	709,682
Honeywell International, Inc.	3,185	619,737
Boeing Co.*	3,185	609,927
3M Co.	3,185	474,183
Total Industrial		2,413,529

Communications - 2.5%
Walt Disney Co.*	3,185	436,855
Cisco Systems, Inc.	3,185	177,595
Verizon Communications, Inc.	3,185	162,244
Total Communications		776,694

Energy - 1.7%
Chevron Corp.	3,185	518,614

Basic Materials - 0.7%
Dow, Inc.	3,185	202,948

Total Common Stocks
(Cost $10,363,114)		16,758,387

MUTUAL FUNDS† - 10.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	243,731	2,386,129
Guggenheim Strategy Fund II1	37,085	910,432
Total Mutual Funds
(Cost $3,339,812)		3,296,561

	Face Amount
U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
0.09% due 06/02/22[2,3]	$200,000	199,888
0.12% due 05/05/22[3,4]	69,000	68,990
Total U.S. Treasury Bills
(Cost $268,961)		268,878

REPURCHASE AGREEMENTS††,5 - 31.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	6,455,621	6,455,621
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	2,486,417	2,486,417
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	646,468	646,468
Total Repurchase Agreements
(Cost $9,588,506)		9,588,506

Total Investments - 97.6%
(Cost $23,560,393)		$29,912,332
Other Assets & Liabilities, net - 2.4%		730,018
Total Net Assets - 100.0%		$30,642,350

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	8	Jun 2022	$1,383,720	$(4,287)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	43	$1,498,372	$30,639
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	0.77% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	04/13/22	317	10,995,117	(38,737)
							$12,493,489	$(8,098)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,758,387	$—	$—	$16,758,387
Mutual Funds	3,296,561	—	—	3,296,561
U.S. Treasury Bills	—	268,878	—	268,878
Repurchase Agreements	—	9,588,506	—	9,588,506
Equity Index Swap Agreements**	—	30,639	—	30,639
Total Assets	$20,054,948	$9,888,023	$—	$29,942,971

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$4,287	$—	$—	$4,287
Equity Index Swap Agreements**	—	38,737	—	38,737
Total Liabilities	$4,287	$38,737	$—	$43,024

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,835,969	$1,000,000	$(1,900,000)	$(3,116)	$(22,421)	$910,432	37,085	$23,022
Guggenheim Ultra Short Duration Fund — Institutional Class	623,081	2,100,000	(299,999)	301	(37,254)	2,386,129	243,731	12,889
	$2,459,050	$3,100,000	$(2,199,999)	$(2,815)	$(59,675)	$3,296,561		$35,911

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $10,632,075)	$17,027,265
Investments in affiliated issuers, at value (cost $3,339,812)	3,296,561
Repurchase agreements, at value (cost $9,588,506)	9,588,506
Segregated cash with broker	911,000
Unrealized appreciation on OTC swap agreements	30,639
Receivables:
Fund shares sold	52,784
Dividends	10,280
Interest	72
Total assets	30,917,107

Liabilities:
Unrealized depreciation on OTC swap agreements	38,737
Payable for:
Swap settlement	142,741
Variation margin on futures contracts	20,960
Licensing fees	20,358
Management fees	14,657
Distribution and service fees	6,929
Transfer agent and administrative fees	5,427
Portfolio accounting fees	2,018
Trustees’ fees*	333
Miscellaneous	22,597
Total liabilities	274,757
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,642,350

Net assets consist of:
Paid in capital	$28,356,131
Total distributable earnings (loss)	2,286,219
Net assets	$30,642,350

A-Class:
Net assets	$4,632,251
Capital shares outstanding	53,810
Net asset value per share	$86.09
Maximum offering price per share (Net asset value divided by 95.25%)	$90.38

C-Class:
Net assets	$3,001,469
Capital shares outstanding	36,737
Net asset value per share	$81.70

H-Class:
Net assets	$23,008,630
Capital shares outstanding	267,061
Net asset value per share	$86.15

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$493,673
Dividends from securities of affiliated issuers	35,911
Interest	1,171
Total investment income	530,755

Expenses:
Management fees	232,843
Distribution and service fees:
A-Class	13,096
C-Class	30,135
H-Class	56,985
Transfer agent and administrative fees	85,857
Portfolio accounting fees	31,046
Professional fees	10,649
Custodian fees	3,999
Trustees’ fees*	3,184
Line of credit fees	164
Miscellaneous	40,317
Total expenses	508,275
Less:
Expenses waived by Adviser	(3,367)
Net expenses	504,908
Net investment income	25,847

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,497,486)
Investments in affiliated issuers	(2,815)
Swap agreements	205,124
Futures contracts	(299,451)
Net realized loss	(2,594,628)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,151,081
Investments in affiliated issuers	(59,675)
Swap agreements	(162,566)
Futures contracts	(6,123)
Net change in unrealized appreciation (depreciation)	922,717
Net realized and unrealized loss	(1,671,911)
Net decrease in net assets resulting from operations	$(1,646,064)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$25,847	$(6,714)
Net realized gain (loss) on investments	(2,594,628)	3,842,712
Net change in unrealized appreciation (depreciation) on investments	922,717	4,745,310
Net increase (decrease) in net assets resulting from operations	(1,646,064)	8,581,308

Distributions to shareholders:
A-Class	(73,239)	(219,502)
C-Class	(39,310)	(100,677)
H-Class	(328,493)	(667,482)
Total distributions to shareholders	(441,042)	(987,661)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,137,715	16,573,038
C-Class	757,554	1,170,506
H-Class	112,056,497	55,034,990
Distributions reinvested
A-Class	71,724	124,588
C-Class	38,732	100,157
H-Class	327,965	665,388
Cost of shares redeemed
A-Class	(12,752,208)	(17,549,236)
C-Class	(723,714)	(806,262)
H-Class	(104,478,439)	(68,232,740)
Net increase (decrease) from capital share transactions	9,435,826	(12,919,571)
Net increase (decrease) in net assets	7,348,720	(5,325,924)

Net assets:
Beginning of year	23,293,630	28,619,554
End of year	$30,642,350	$23,293,630

Capital share activity:
Shares sold
A-Class	162,368	229,982
C-Class	9,166	16,492
H-Class	1,271,008	787,958
Shares issued from reinvestment of distributions
A-Class	807	1,651
C-Class	458	1,384
H-Class	3,685	8,811
Shares redeemed
A-Class	(145,006)	(242,246)
C-Class	(8,752)	(11,565)
H-Class	(1,218,778)	(1,009,796)
Net increase (decrease) in shares	74,956	(217,329)

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$82.82	$57.33	$70.54	$66.00	$58.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.02	.47	.55	.34
Net gain (loss) on investments (realized and unrealized)	4.32 [e]	29.21	(10.67)	4.78	9.91
Total from investment operations	4.37	29.23	(10.20)	5.33	10.25
Less distributions from:
Net investment income	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$86.09	$82.82	$57.33	$70.54	$66.00

Total Return[b]	5.23%	51.61%	(15.38%)	8.15%	17.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,632	$2,952	$2,652	$19,022	$20,953
Ratios to average net assets:
Net investment income (loss)	0.05%	0.02%	0.65%	0.80%	0.54%
Total expenses[c]	1.56%	1.69%	1.66%	1.61%	1.56%
Net expenses[d]	1.55%	1.68%	1.64%	1.61%	1.56%
Portfolio turnover rate	240%	110%	186%	465%	168%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$79.25	$55.37	$68.74	$64.81	$57.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.56)	(.49)	(.02)	.03	(.09)
Net gain (loss) on investments (realized and unrealized)	4.11 [e]	28.11	(10.34)	4.69	9.74
Total from investment operations	3.55	27.62	(10.36)	4.72	9.65
Less distributions from:
Net investment income	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$81.70	$79.25	$55.37	$68.74	$64.81

Total Return[b]	4.43%	50.52%	(16.03%)	7.37%	16.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,001	$2,842	$1,637	$1,731	$3,294
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.70%)	(0.03%)	0.04%	(0.14%)
Total expenses[c]	2.32%	2.44%	2.42%	2.36%	2.30%
Net expenses[d]	2.31%	2.43%	2.40%	2.36%	2.36%
Portfolio turnover rate	240%	110%	186%	465%	168%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$82.88	$57.36	$70.59	$66.04	$58.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.03	.51	.55	.39
Net gain (loss) on investments (realized and unrealized)	4.20 [e]	29.23	(10.73)	4.79	9.87
Total from investment operations	4.37	29.26	(10.22)	5.34	10.26
Less distributions from:
Net investment income	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$86.15	$82.88	$57.36	$70.59	$66.04

Total Return	5.23%	51.64%	(15.40%)	8.16%	17.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,009	$17,500	$24,331	$40,617	$68,766
Ratios to average net assets:
Net investment income (loss)	0.19%	0.05%	0.70%	0.80%	0.61%
Total expenses[c]	1.57%	1.70%	1.66%	1.62%	1.55%
Net expenses[d]	1.55%	1.69%	1.64%	1.62%	1.55%
Portfolio turnover rate	240%	110%	186%	465%	168%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, the Government Long Bond 1.2x Strategy Fund Investor Class returned -1.71%.

The Price Movement of the Long Treasury Bond was -2.04% for the period.

The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -1.42%.

As prices of long-term Treasury bonds fell slightly over the period, their yields ticked up, from 2.38% to 2.44%, masking considerable volatility. The yield at the beginning of the period was at its post-pandemic high as the economy emerged quicker than expected from the COVID shock and investors shifted from Treasuries to higher-yielding corners of the market. The yield declined through the summer, as economic growth forecasts slipped on concerns about the Delta variant, labor shortages, and supply-chain issues, and markets adopted the Fed’s view that inflation would be transitory. Yields bumped up over 2% in October as inflation fears continued to grip the markets, but fell dramatically in November to their lows of the period, as the gap between long-term and short-term government bond yields narrowed. Short-term rates jumped when markets realized the Fed might have to raise rates faster and sooner, while long term yields fell on concern about the Omicron variant’s effect on the strength of the economy, flattening the yield curve. In December, the Fed signaled a more aggressive unwinding of its monthly bond buying and markets began anticipating multiple rate hikes in 2022, as it grappled with the highest levels of inflation in nearly four decades, which lifted the 30-year Treasury yield to 1.90% by the end of the year. Yields rose quickly from that point, as the Fed raised its key rate by 25 basis points on March 16 and later referenced their desire to get policy back to a neutral setting rapidly, with many Fed watchers expecting the central bank to raise rates by 50 basis points at the subsequent three meetings.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 163

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	79.2%
Guggenheim Strategy Fund II	9.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.7%
Total	96.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

164 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(1.71%)	3.32%	4.11%
A-Class Shares	(1.96%)	3.05%	3.91%
A-Class Shares with sales charge‡	(6.61%)	2.05%	3.40%
C-Class Shares	(2.71%)	2.28%	3.09%
C-Class Shares with CDSC§	(3.68%)	2.28%	3.09%
Bloomberg U.S. Long Treasury Index	(1.42%)	3.90%	3.97%
Price Movement of Long Treasury Bond **	(2.04%)	1.88%	1.28%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(1.95%)	3.04%	3.57%
Bloomberg U.S. Long Treasury Index	(1.42%)	3.90%	4.25%
Price Movement of Long Treasury Bond **	(2.04%)	1.88%	1.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS	March 31, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 17.7%
Guggenheim Strategy Fund II1	233,323	$5,728,073
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	564,487	5,526,328
Total Mutual Funds
(Cost $11,419,354)		11,254,401

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 79.2%
U.S. Treasury Bonds
2.25% due 02/15/52	$52,500,000	50,375,391
Total U.S. Government Securities
(Cost $49,536,030)		50,375,391

U.S. TREASURY BILLS†† - 2.2%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	1,392,000	1,391,806
Total U.S. Treasury Bills
(Cost $1,391,842)		1,391,806

REPURCHASE AGREEMENTS††,4 - 2.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	1,100,142	1,100,142
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	423,726	423,726
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	110,169	110,169
Total Repurchase Agreements
(Cost $1,634,037)		1,634,037

Total Investments - 101.7%
(Cost $63,981,263)		$64,655,635
Other Assets & Liabilities, net - (1.7)%		(1,084,631)
Total Net Assets - 100.0%		$63,571,004

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	170	Jun 2022	$30,105,938	$75,042

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,254,401	$—	$—	$11,254,401
U.S. Government Securities	—	50,375,391	—	50,375,391
U.S. Treasury Bills	—	1,391,806	—	1,391,806
Repurchase Agreements	—	1,634,037	—	1,634,037
Interest Rate Futures Contracts**	75,042	—	—	75,042
Total Assets	$11,329,443	$53,401,234	$—	$64,730,677

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,565,542	$6,000,000	$(5,740,000)	$3,290	$(100,759)	$5,728,073	233,323	$68,768
Guggenheim Ultra Short Duration Fund — Institutional Class	5,608,852	5,000,000	(4,990,000)	(7,174)	(85,350)	5,526,328	564,487	44,756
	$11,174,394	$11,000,000	$(10,730,000)	$(3,884)	$(186,109)	$11,254,401		$113,524

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 167

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $50,927,872)	$51,767,197
Investments in affiliated issuers, at value (cost $11,419,354)	11,254,401
Repurchase agreements, at value (cost $1,634,037)	1,634,037
Segregated cash with broker	64,682
Receivables:
Securities sold	31,376,672
Fund shares sold	432,176
Interest	238,313
Variation margin on futures contracts	221,623
Dividends	12,898
Total assets	97,001,999

Liabilities:
Payable for:
Fund shares redeemed	33,264,731
Management fees	43,128
Transfer agent and administrative fees	19,372
Distribution and service fees	15,476
Portfolio accounting fees	8,845
Distributions to shareholders	7,165
Trustees’ fees*	1,049
Miscellaneous	71,229
Total liabilities	33,430,995
Commitments and contingent liabilities (Note 11)	—
Net assets	$63,571,004

Net assets consist of:
Paid in capital	$88,956,276
Total distributable earnings (loss)	(25,385,272)
Net assets	$63,571,004

Investor Class:
Net assets	$11,904,050
Capital shares outstanding	322,230
Net asset value per share	$36.94

A-Class:
Net assets	$2,231,048
Capital shares outstanding	59,753
Net asset value per share	$37.34
Maximum offering price per share (Net asset value divided by 95.25%)	$39.20

C-Class:
Net assets	$148,818
Capital shares outstanding	4,065
Net asset value per share	$36.61

H-Class:
Net assets	$49,287,088
Capital shares outstanding	1,318,793
Net asset value per share	$37.37

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$113,524
Interest	1,483,789
Total investment income	1,597,313

Expenses:
Management fees	423,761
Distribution and service fees:
A-Class	6,305
C-Class	6,380
H-Class	138,469
Transfer agent and administrative fees	195,335
Portfolio accounting fees	84,752
Professional fees	39,600
Trustees’ fees*	14,127
Custodian fees	11,430
Miscellaneous	44,171
Total expenses	964,330
Less:
Expenses waived by Adviser	(11,960)
Net expenses	952,370
Net investment income	644,943

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,910,155)
Investments in affiliated issuers	(3,884)
Futures contracts	(1,002,692)
Net realized loss	(8,916,731)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,073,518
Investments in affiliated issuers	(186,109)
Futures contracts	(277,223)
Net change in unrealized appreciation (depreciation)	1,610,186
Net realized and unrealized loss	(7,306,545)
Net decrease in net assets resulting from operations	$(6,661,602)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$644,943	$254,806
Net realized loss on investments	(8,916,731)	(6,584,967)
Net change in unrealized appreciation (depreciation) on investments	1,610,186	(19,266,514)
Net decrease in net assets resulting from operations	(6,661,602)	(25,596,675)

Distributions to shareholders:
Investor Class	(247,228)	(4,960,713)
A-Class	(16,711)	(901,622)
C-Class	—	(236,487)
H-Class	(380,952)	(9,855,303)
Total distributions to shareholders	(644,891)	(15,954,125)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,284,348,371	1,148,184,621
A-Class	2,191,417	3,059,120
C-Class	1,249,077	2,804,995
H-Class	870,390,775	1,008,418,309
Distributions reinvested
Investor Class	226,961	4,881,667
A-Class	15,380	837,688
C-Class	—	220,470
H-Class	380,769	9,847,832
Cost of shares redeemed
Investor Class	(1,331,286,210)	(1,108,072,277)
A-Class	(1,404,749)	(3,431,050)
C-Class	(1,223,686)	(3,616,674)
H-Class	(910,236,231)	(985,371,192)
Net increase (decrease) from capital share transactions	(85,348,126)	77,763,509
Net increase (decrease) in net assets	(92,654,619)	36,212,709

Net assets:
Beginning of year	156,225,623	120,012,914
End of year	$63,571,004	$156,225,623

Capital share activity:
Shares sold
Investor Class	32,025,430	18,090,039
A-Class	52,021	49,028
C-Class	30,512	48,918
H-Class	20,875,218	16,125,875
Shares issued from reinvestment of distributions
Investor Class	5,560	104,624
A-Class	371	17,803
C-Class	—	4,770
H-Class	9,240	209,359
Shares redeemed
Investor Class	(33,537,449)	(16,877,614)
A-Class	(34,615)	(62,007)
C-Class	(30,946)	(66,029)
H-Class	(21,782,726)	(15,162,526)
Net increase (decrease) in shares	(2,387,384)	2,482,240

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$37.93	$74.11	$53.22	$51.21	$50.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.25	.77	.96	.80
Net gain (loss) on investments (realized and unrealized)	(1.00)	(14.59)	22.86	2.00	.72
Total from investment operations	(.61)	(14.34)	23.63	2.96	1.52
Less distributions from:
Net investment income	(.38)	(.25)	(.77)	(.95)	(.80)
Net realized gains	—	(21.59)	(1.97)	—	—
Total distributions	(.38)	(21.84)	(2.74)	(.95)	(.80)
Net asset value, end of period	$36.94	$37.93	$74.11	$53.22	$51.21

Total Return	(1.71%)	(24.72%)	45.84%	5.93%	3.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,904	$69,360	$37,919	$67,103	$37,496
Ratios to average net assets:
Net investment income (loss)	0.95%	0.40%	1.28%	1.94%	1.52%
Total expenses[b]	0.96%	1.07%	1.07%	1.07%	0.98%
Net expenses[d]	0.95%	1.05%	1.05%	1.06%	0.98%
Portfolio turnover rate	2,153%	1,938%	1,130%	1,182%	1,468%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$38.34	$74.70	$53.63	$51.62	$50.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.11	.72	.83	.69
Net gain (loss) on investments (realized and unrealized)	(1.00)	(14.78)	22.95	2.01	.74
Total from investment operations	(.72)	(14.67)	23.67	2.84	1.43
Less distributions from:
Net investment income	(.28)	(.10)	(.63)	(.83)	(.68)
Net realized gains	—	(21.59)	(1.97)	—	—
Total distributions	(.28)	(21.69)	(2.60)	(.83)	(.68)
Net asset value, end of period	$37.34	$38.34	$74.70	$53.63	$51.62

Total Return[c]	(1.96%)	(24.98%)	45.48%	5.63%	2.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,231	$1,610	$2,775	$24,639	$6,158
Ratios to average net assets:
Net investment income (loss)	0.66%	0.18%	1.24%	1.65%	1.31%
Total expenses[b]	1.21%	1.30%	1.32%	1.33%	1.23%
Net expenses[d]	1.19%	1.29%	1.30%	1.32%	1.23%
Portfolio turnover rate	2,153%	1,938%	1,130%	1,182%	1,468%

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$37.63	$74.15	$53.27	$51.24	$50.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.33)	.13	.45	.27
Net gain (loss) on investments (realized and unrealized)	(.97)	(14.60)	22.92	2.04	.73
Total from investment operations	(1.02)	(14.93)	23.05	2.49	1.00
Less distributions from:
Net investment income	—	—	(.20)	(.46)	(.28)
Net realized gains	—	(21.59)	(1.97)	—	—
Total distributions	—	(21.59)	(2.17)	(.46)	(.28)
Net asset value, end of period	$36.61	$37.63	$74.15	$53.27	$51.24

Total Return[c]	(2.71%)	(25.55%)	44.41%	4.92%	1.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149	$169	$1,249	$607	$724
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.55%)	0.21%	0.91%	0.52%
Total expenses[b]	1.96%	2.05%	2.08%	2.07%	1.98%
Net expenses[d]	1.94%	2.03%	2.06%	2.06%	1.98%
Portfolio turnover rate	2,153%	1,938%	1,130%	1,182%	1,468%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$38.38	$74.75	$53.65	$51.64	$50.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.13	.61	.84	.69
Net gain (loss) on investments (realized and unrealized)	(1.01)	(14.82)	23.09	2.01	.72
Total from investment operations	(.73)	(14.69)	23.70	2.85	1.41
Less distributions from:
Net investment income	(.28)	(.09)	(.63)	(.84)	(.68)
Net realized gains	—	(21.59)	(1.97)	—	—
Total distributions	(.28)	(21.68)	(2.60)	(.84)	(.68)
Net asset value, end of period	$37.37	$38.38	$74.75	$53.65	$51.64

Total Return	(1.95%)	(24.98%)	45.55%	5.63%	2.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,287	$85,087	$78,070	$42,397	$76,018
Ratios to average net assets:
Net investment income (loss)	0.69%	0.23%	1.02%	1.67%	1.31%
Total expenses[b]	1.21%	1.29%	1.32%	1.32%	1.23%
Net expenses[d]	1.19%	1.28%	1.30%	1.31%	1.23%
Portfolio turnover rate	2,153%	1,938%	1,130%	1,182%	1,468%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, the Inverse Government Long Bond Strategy Fund Investor Class returned -4.46%.

The Price Movement of the Long Treasury Bond was -2.04% for the period.

The return of a comparison index, the Bloomberg U.S. Long Treasury Index was -1.42%.

As prices of long-term Treasury bonds fell slightly over the period, their yields ticked up, from 2.38% to 2.44%, masking considerable volatility. The yield at the beginning of the period was at its post-pandemic high as the economy emerged quicker than expected from the COVID shock and investors shifted from Treasuries to higher-yielding corners of the market. The yield declined through the summer, as economic growth forecasts slipped on concerns about the Delta variant, labor shortages, and supply-chain issues, and markets adopted the Fed’s view that inflation would be transitory. Yields bumped up over 2% in October as inflation fears continued to grip the markets, but fell dramatically in November to their lows of the period, as the gap between long-term and short-term government bond yields narrowed. Short-term rates jumped when markets realized the Fed might have to raise rates faster and sooner, while long term yields fell on concern about the Omicron variant’s effect on the strength of the economy, flattening the yield curve. In December, the Fed signaled a more aggressive unwinding of its monthly bond buying and markets began anticipating multiple rate hikes in 2022, as it grappled with the highest levels of inflation in nearly four decades, which lifted the 30-year Treasury yield to 1.90% by the end of the year. Yields rose quickly from that point, as the Fed raised its key rate by 25 basis points on March 16 and later referenced their desire to get policy back to a neutral setting rapidly, with many Fed watchers expecting the central bank to raise rates by 50 basis points at the subsequent three meetings.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

172 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	5.4%
Guggenheim Strategy Fund II	5.4%
Total	10.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 173

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	(4.46%)	(5.77%)	(5.75%)
A-Class Shares	(4.69%)	(6.00%)	(5.98%)
A-Class Shares with sales charge‡	(9.23%)	(6.91%)	(6.44%)
C-Class Shares	(5.41%)	(6.70%)	(6.68%)
C-Class Shares with CDSC§	(6.36%)	(6.70%)	(6.68%)
Bloomberg U.S. Long Treasury Index	(1.42%)	3.90%	3.97%
Price Movement of Long Treasury Bond**	(2.04%)	1.88%	1.28%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(4.70%)	(5.98%)	(6.33%)
Bloomberg U.S. Long Treasury Index	(1.42%)	3.90%	4.25%
Price Movement of Long Treasury Bond**	(2.04%)	1.88%	1.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

174 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	528,512	$5,174,130
Guggenheim Strategy Fund II1	210,588	5,169,933
Total Mutual Funds
(Cost $10,470,929)		10,344,063

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 103.7%
Federal Home Loan Bank
0.05% due 04/01/22[2]	$35,000,000	35,000,000
0.24% due 04/27/22[2]	13,300,000	13,297,695
0.37% due 05/26/22[2]	10,000,000	9,992,659
0.17% due 04/27/22[2]	5,000,000	4,999,350
0.14% due 04/06/22[2]	3,000,000	2,999,942
0.15% due 04/08/22[2]	2,100,000	2,099,939
0.81% due 09/14/22[2]	1,000,000	996,443
Federal Farm Credit Bank
0.10% due 04/01/22[2]	30,000,000	30,000,000
Total Federal Agency Discount Notes
(Cost $99,387,537)		99,386,028

FEDERAL AGENCY NOTES†† - 38.9%
Federal Home Loan Bank
0.27% (SOFR, Rate Floor: 0.00%) due 04/25/22◊	21,000,000	21,000,126
Federal Farm Credit Bank
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	5,000,000	4,999,565
0.65% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22◊	3,000,000	3,004,020
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	2,220,000	2,221,132
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	1,000,000	999,980
Fannie Mae
0.46% (SOFR + 0.19%, Rate Floor: 0.00%) due 05/27/22◊	5,000,000	5,001,475
Total Federal Agency Notes
(Cost $37,221,403)		37,226,298

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	1,399,000	1,398,805
Total U.S. Treasury Bills
(Cost $1,398,841)		1,398,805

U.S. GOVERNMENT SECURITIES†† - 1.0%
U.S. Treasury Notes
1.75% due 05/15/22	1,000,000	1,001,772
Total U.S. Government Securities
(Cost $1,002,037)		1,001,772

REPURCHASE AGREEMENTS††,4 - 166.6%
Individual Repurchase Agreements[5]
Mizuho Securities USA LLC issued 03/31/22 at 0.10% due 04/01/22 (secured by a U.S. Treasury Bond, at a rate of 0.10% and maturing 02/15/52 as collateral, with a value of $86,452,102) to be repurchased at $84,757,197	84,756,962	84,756,962
Barclays Capital, Inc. issued 03/31/22 at 0.10% due 04/01/22 (secured by a U.S. Treasury Bond, at a rate of 0.10% and maturing 02/15/52 as collateral, with a value of $59,445,600) to be repurchased at $58,280,162	58,280,000	58,280,000
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	11,132,401	11,132,401
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	4,287,704	4,287,704
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	1,114,803	1,114,803
Total Repurchase Agreements
(Cost $159,571,870)		159,571,870

Total Investments - 322.5%
(Cost $309,052,617)		$308,928,836

U.S. Government Securities Sold Short†† - (89.5)%
U.S. Treasury Bonds
2.25% due 02/15/52	89,400,000	(85,782,094)

Total U.S. Government Securities Sold Short - (89.5)%
(Proceeds $89,735,097)		(85,782,094)
Other Assets & Liabilities, net - (133.0)%		(127,356,534)
Total Net Assets - 100.0%		$95,790,208

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	67	Jun 2022	$11,865,281	$279,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 175

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as short security collateral at March 31, 2022.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,344,063	$—	$—	$10,344,063
Federal Agency Discount Notes	—	99,386,028	—	99,386,028
Federal Agency Notes	—	37,226,298	—	37,226,298
U.S. Treasury Bills	—	1,398,805	—	1,398,805
U.S. Government Securities	—	1,001,772	—	1,001,772
Repurchase Agreements	—	159,571,870	—	159,571,870
Interest Rate Futures Contracts**	279,061	—	—	279,061
Total Assets	$10,623,124	$298,584,773	$—	$309,207,897

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities Sold Short	$—	$85,782,094	$—	$85,782,094

**	This derivative is reported as unrealized appreciation/depreciation at period end.

176 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,260,486	$—	$—	$—	$(90,553)	$5,169,933	210,588	$74,576
Guggenheim Ultra Short Duration Fund — Institutional Class	5,263,977	—	—	—	(89,847)	5,174,130	528,512	48,352
	$10,524,463	$—	$—	$—	$(180,400)	$10,344,063		$122,928

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $139,009,818)	$139,012,903
Investments in affiliated issuers, at value (cost $10,470,929)	10,344,063
Repurchase agreements, at value (cost $159,571,870)	159,571,870
Receivables:
Fund shares sold	510,622
Interest	16,295
Dividends	11,811
Total assets	309,467,564

Liabilities:
Securities sold short, at value (proceeds $89,735,097)	85,782,094
Payable for:
Fund shares redeemed	66,727,324
Securities purchased	60,450,469
Interest payable on short sales	426,257
Variation margin on futures contracts	101,877
Management fees	90,292
Transfer agent and administrative fees	27,295
Portfolio accounting fees	10,147
Distribution and service fees	4,069
Trustees’ fees*	831
Miscellaneous	56,701
Total liabilities	213,677,356
Commitments and contingent liabilities (Note 11)	—
Net assets	$95,790,208

Net assets consist of:
Paid in capital	$359,244,573
Total distributable earnings (loss)	(263,454,365)
Net assets	95,790,208

Investor Class:
Net assets	$78,435,579
Capital shares outstanding	588,422
Net asset value per share	$133.30

A-Class:
Net assets	$4,385,066
Capital shares outstanding	34,561
Net asset value per share	$126.88
Maximum offering price per share (Net asset value divided by 95.25%)	$133.21

C-Class:
Net assets	$1,047,719
Capital shares outstanding	9,714
Net asset value per share	$107.86

H-Class:
Net assets	$11,921,844
Capital shares outstanding	93,566
Net asset value per share	$127.42

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$122,928
Interest	48,258
Total investment income	171,186

Expenses:
Management fees	552,409
Distribution and service fees:
A-Class	10,797
C-Class	10,737
H-Class	21,077
Transfer agent and administrative fees	172,790
Interest expense	1,155,399
Portfolio accounting fees	61,378
Professional fees	34,859
Trustees’ fees*	11,235
Custodian fees	8,388
Line of credit fees	11
Miscellaneous	25,603
Total expenses	2,064,683
Less:
Expenses waived by Adviser	(13,058)
Net expenses	2,051,625
Net investment loss	(1,880,439)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$15,571
Investments sold short	(5,735,753)
Futures contracts	(1,762,247)
Net realized loss	(7,482,429)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(17,889)
Investments in affiliated issuers	(180,400)
Investments sold short	1,483,446
Futures contracts	(49,356)
Net change in unrealized appreciation (depreciation)	1,235,801
Net realized and unrealized loss	(6,246,628)
Net decrease in net assets resulting from operations	$(8,127,067)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,880,439)	$(1,297,801)
Net realized gain (loss) on investments	(7,482,429)	6,905,334
Net change in unrealized appreciation (depreciation) on investments	1,235,801	5,657,175
Net increase (decrease) in net assets resulting from operations	(8,127,067)	11,264,708

Distributions to shareholders:
Investor Class	—	(56,720)
A-Class	—	(14,821)
C-Class	—	(6,967)
H-Class	—	(44,328)
Total distributions to shareholders	—	(122,836)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,277,221,857	997,313,292
A-Class	1,744,144	916,083
C-Class	228,458	301,809
H-Class	130,450,921	319,883,148
Distributions reinvested
Investor Class	—	52,751
A-Class	—	13,927
C-Class	—	6,457
H-Class	—	44,310
Cost of shares redeemed
Investor Class	(1,228,728,871)	(990,204,987)
A-Class	(1,898,962)	(1,748,207)
C-Class	(584,995)	(1,576,934)
H-Class	(125,148,295)	(319,678,304)
Net increase from capital share transactions	53,284,257	5,323,345
Net increase in net assets	45,157,190	16,465,217

Net assets:
Beginning of year	50,633,018	34,167,801
End of year	$95,790,208	$50,633,018

Capital share activity:
Shares sold
Investor Class	9,767,235	8,356,273
A-Class	14,361	7,562
C-Class	2,213	2,878
H-Class	1,032,033	2,875,315
Shares issued from reinvestment of distributions
Investor Class	—	440
A-Class	—	122
C-Class	—	66
H-Class	—	386
Shares redeemed
Investor Class	(9,443,034)	(8,275,612)
A-Class	(15,839)	(15,730)
C-Class	(5,651)	(15,918)
H-Class	(994,354)	(2,873,346)
Net increase in shares	356,964	62,436

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$139.52	$114.58	$165.45	$173.19	$180.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.89)	(1.30)	.60	(.65)	(2.80)
Net gain (loss) on investments (realized and unrealized)	(2.33)	26.68	(51.47)	(7.09)	(4.09)
Total from investment operations	(6.22)	25.38	(50.87)	(7.74)	(6.89)
Less distributions from:
Net investment income	—	(.44)	—	—	—
Total distributions	—	(.44)	—	—	—
Net asset value, end of period	$133.30	$139.52	$114.58	$165.45	$173.19

Total Return	(4.46%)	22.19%	(30.73%)	(4.47%)	(3.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,436	$36,863	$20,983	$43,149	$78,110
Ratios to average net assets:
Net investment income (loss)	(3.02%)	(2.46%)	0.40%	(0.37%)	(1.63%)
Total expenses[b]	3.31%	2.75%	2.91%	4.12%	3.71%
Net expenses[d,e]	3.29%	2.73%	2.89%	4.12%	3.71%
Portfolio turnover rate	2,058%	2,159%	864%	603%	908%

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$133.13	$109.61	$158.62	$166.49	$173.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.77)	(1.09)	.20	(.95)	(3.15)
Net gain (loss) on investments (realized and unrealized)	(2.48)	25.05	(49.21)	(6.92)	(3.91)
Total from investment operations	(6.25)	23.96	(49.01)	(7.87)	(7.06)
Less distributions from:
Net investment income	—	(.44)	—	—	—
Total distributions	—	(.44)	—	—	—
Net asset value, end of period	$126.88	$133.13	$109.61	$158.62	$166.49

Total Return[c]	(4.69%)	21.95%	(30.90%)	(4.74%)	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,385	$4,798	$4,832	$11,407	$14,455
Ratios to average net assets:
Net investment income (loss)	(3.11%)	(2.59%)	0.15%	(0.57%)	(1.90%)
Total expenses[b]	3.47%	2.97%	3.17%	4.38%	3.97%
Net expenses[d,e]	3.45%	2.94%	3.15%	4.37%	3.97%
Portfolio turnover rate	2,058%	2,159%	864%	603%	908%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$114.03	$94.64	$138.00	$145.93	$153.27
Income (loss) from investment operations:
Net investment income (loss)[a]	(4.01)	(1.11)	(.75)	(2.15)	(3.85)
Net gain (loss) on investments (realized and unrealized)	(2.16)	20.94	(42.61)	(5.78)	(3.49)
Total from investment operations	(6.17)	19.83	(43.36)	(7.93)	(7.34)
Less distributions from:
Net investment income	—	(.44)	—	—	—
Total distributions	—	(.44)	—	—	—
Net asset value, end of period	$107.86	$114.03	$94.64	$138.00	$145.93
Total Return[c]	(5.41%)	21.00%	(31.41%)	(5.45%)	(4.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,048	$1,500	$2,472	$6,937	$18,296
Ratios to average net assets:
Net investment income (loss)	(3.85%)	(3.32%)	(0.59%)	(1.44%)	(2.63%)
Total expenses[b]	4.22%	3.70%	3.93%	5.14%	4.71%
Net expenses[d,e]	4.19%	3.68%	3.91%	5.13%	4.71%
Portfolio turnover rate	2,058%	2,159%	864%	603%	908%

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$133.70	$109.85	$159.05	$166.92	$174.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.95)	(.98)	.25	(1.00)	(3.25)
Net gain (loss) on investments (realized and unrealized)	(2.33)	25.27	(49.45)	(6.87)	(3.97)
Total from investment operations	(6.28)	24.29	(49.20)	(7.87)	(7.22)
Less distributions from:
Net investment income	—	(.44)	—	—	—
Total distributions	—	(.44)	—	—	—
Net asset value, end of period	$127.42	$133.70	$109.85	$159.05	$166.92

Total Return	(4.70%)	22.18%	(30.93%)	(4.70%)	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,922	$7,472	$5,881	$9,561	$4,858
Ratios to average net assets:
Net investment income (loss)	(3.20%)	(2.62%)	0.16%	(0.58%)	(1.94%)
Total expenses[b]	3.49%	2.94%	3.30%	4.37%	4.00%
Net expenses[d,e]	3.47%	2.92%	3.28%	4.36%	4.00%
Portfolio turnover rate	2,058%	2,159%	872%	603%	908%

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/22	03/31/21	03/31/20	03/31/19	03/29/18
Investor Class	1.39%	1.47%	1.50%	1.50%	1.43%
A-Class	1.63%	1.73%	1.75%	1.75%	1.68%
C-Class	2.38%	2.48%	2.50%	2.50%	2.43%
H-Class	1.64%	1.73%	1.75%	1.75%	1.68%

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2022, High Yield Strategy Fund H-Class returned -4.47%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned -0.66% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

For much of the past 12 months, the high yield market was in rally mode, turning in seven consecutive quarters of positive returns. The unprecedented and ongoing policy response to COVID-19 accelerated the progression of the credit cycle characterized by strong earnings growth, low default volumes, upward ratings migration, and tight spreads.

However, the market reversed course in the first quarter in 2022—its first quarter in the past eight with a negative return. Uncertainty was fueled by elevated levels of inflation, more restrictive monetary policy by the U.S. Federal Reserve (Fed), the war in Ukraine, the spread of Covid-19 particularly in China, and U.S. midterm elections at the end of the year.

This has led the market to become more cautious. March saw continued pricing pressure with an increasingly hawkish Fed and geopolitical tensions rising with Russia’s invasion of Ukraine. But even with yields rising, high yield remains relatively attractive compared to other fixed-income assets considering a low expected forward default rate.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

184 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	13.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.3%
Guggenheim Strategy Fund II	6.2%
Total	26.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 185

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(4.48%)	2.12%	4.44%
A-Class Shares with sales charge‡	(9.01%)	1.14%	3.93%
C-Class Shares	(5.19%)	1.38%	3.64%
C-Class Shares with CDSC§	(6.14%)	1.38%	3.64%
H-Class Shares	(4.47%)	2.14%	4.44%
Bloomberg U.S. Corporate High Yield Index	(0.66%)	4.69%	5.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

186 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 26.5%
Guggenheim Strategy Fund III[1]	112,348	$2,768,259
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	157,278	1,539,748
Guggenheim Strategy Fund II1	53,173	1,305,391
Total Mutual Funds
(Cost $5,620,649)		5,613,398

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 28.3%
Federal Home Loan Bank
0.15% due 04/05/22[2]	$5,000,000	4,999,917
0.81% due 09/14/22[2]	1,000,000	996,443
Total Federal Agency Discount Notes
(Cost $5,996,182)		5,996,360

FEDERAL AGENCY NOTES†† - 15.6%
Federal Farm Credit Bank
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	1,700,000	1,700,182
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	1,000,000	999,980
0.53% (U.S. Prime Rate - 2.97%, Rate Floor: 0.00%) due 05/27/22◊	620,000	620,207
Total Federal Agency Notes
(Cost $3,320,088)		3,320,369

U.S. GOVERNMENT SECURITIES†† - 11.8%
United States Treasury Note/Bond
1.75% due 05/15/22	2,500,000	2,504,429
Total U.S. Government Securities
(Cost $2,505,092)		2,504,429

U.S. TREASURY BILLS†† - 4.0%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	852,000	851,881
Total U.S. Treasury Bills
(Cost $851,903)		851,881

REPURCHASE AGREEMENTS††,4 - 11.1%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[5]	1,584,884	1,584,884
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[5]	610,426	610,426
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[5]	158,711	158,711
Total Repurchase Agreements
(Cost $2,354,021)		2,354,021

Total Investments - 97.3%
(Cost $20,647,935)		$20,640,458
Other Assets & Liabilities, net - 2.7%		581,359
Total Net Assets - 100.0%		$21,221,817

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	138	Jun 2022	$15,808,547	$(298,490)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Goldman Sachs International	ICE	CDX.NA.HY.38.V1	5.00%	Quarterly	06/20/27	$9,300,000	$500,312	$431,473	$68,839
Barclays Bank plc	ICE	CDX.NA.HY.38.V1	5.00%	Quarterly	06/20/27	7,100,000	381,959	328,937	53,022
							$882,271	$760,410	$121,861

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 187

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	0.73% (Federal Funds Rate + 0.40%)	At Maturity	04/28/22	9,924	$816,646	$5,458
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	0.73% (Federal Funds Rate + 0.40%)	At Maturity	04/14/22	15,533	1,278,194	(33,011)
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	04/14/22	24,074	2,467,588	(45,174)
							$4,562,428	$(72,727)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
CDX.NA.HY.38.V1 — Credit Default Swap North American High Yield Series 38 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,613,398	$—	$—	$5,613,398
Federal Agency Discount Notes	—	5,996,360	—	5,996,360
Federal Agency Notes	—	3,320,369	—	3,320,369
U.S. Government Securities	—	2,504,429	—	2,504,429
U.S. Treasury Bills	—	851,881	—	851,881
Repurchase Agreements	—	2,354,021	—	2,354,021
Credit Default Swap Agreements**	—	121,861	—	121,861
Credit Index Swap Agreements**	—	5,458	—	5,458
Total Assets	$5,613,398	$15,154,379	$—	$20,767,777

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$298,490	$—	$—	$298,490
Credit Index Swap Agreements**	—	78,185	—	78,185
Total Liabilities	$298,490	$78,185	$—	$376,675

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,328,255	$—	$—	$—	$(22,864)	$1,305,391	53,173	$18,830
Guggenheim Strategy Fund III	2,824,433	—	—	—	(56,174)	2,768,259	112,348	43,690
Guggenheim Ultra Short Duration Fund — Institutional Class	2,269,308	—	(700,000)	3,994	(33,554)	1,539,748	157,278	18,804
	$6,421,996	$—	$(700,000)	$3,994	$(112,592)	$5,613,398		$81,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $12,673,265)	$12,673,039
Investments in affiliated issuers, at value (cost $5,620,649)	5,613,398
Repurchase agreements, at value (cost $2,354,021)	2,354,021
Segregated cash with broker	233,302
Unamortized upfront premiums paid on credit default swap agreements	760,410
Unrealized appreciation on OTC swap agreements	5,458
Receivables:
Protection fees on credit default swap agreements	25,056
Interest	19,269
Fund shares sold	13,939
Swap settlement	9,440
Dividends	7,238
Variation margin on futures contracts	1,077
Total assets	21,715,647

Liabilities:
Segregated cash due to broker	340,584
Unrealized depreciation on OTC swap agreements	78,185
Payable for:
Fund shares redeemed	15,546
Variation margin on credit default swap agreements	13,959
Management fees	13,274
Distribution and service fees	5,380
Transfer agent and administrative fees	4,871
Portfolio accounting fees	1,811
Trustees’ fees*	294
Miscellaneous	19,926
Total liabilities	493,830
Commitments and contingent liabilities (Note 11)	—
Net assets	$21,221,817

Net assets consist of:
Paid in capital	$32,601,663
Total distributable earnings (loss)	(11,379,846)
Net assets	$21,221,817

A-Class:
Net assets	$2,962,216
Capital shares outstanding	25,295
Net asset value per share	$117.11
Maximum offering price per share (Net asset value divided by 95.25%)	$122.95

C-Class:
Net assets	$1,312,597
Capital shares outstanding	13,158
Net asset value per share	$99.75

H-Class:
Net assets	$16,947,004
Capital shares outstanding	144,807
Net asset value per share	$117.03

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$81,324
Interest	24,925
Total investment income	106,249

Expenses:
Management fees	222,101
Distribution and service fees:
A-Class	9,356
C-Class	18,564
H-Class	60,037
Transfer agent and administrative fees	82,600
Portfolio accounting fees	29,613
Professional fees	7,565
Trustees’ fees*	4,197
Custodian fees	3,919
Line of credit fees	78
Miscellaneous	21,996
Total expenses	460,026
Less:
Expenses waived by Adviser	(5,138)
Net expenses	454,888
Net investment loss	(348,639)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(2,335)
Investments in affiliated issuers	3,994
Swap agreements	240,981
Futures contracts	(1,201,488)
Net realized loss	(958,848)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,720)
Investments in affiliated issuers	(112,592)
Swap agreements	(4,211)
Futures contracts	(130,356)
Net change in unrealized appreciation (depreciation)	(252,879)
Net realized and unrealized loss	(1,211,727)
Net decrease in net assets resulting from operations	$(1,560,366)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 191

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(348,639)	$(551,419)
Net realized loss on investments	(958,848)	(273,621)
Net change in unrealized appreciation (depreciation) on investments	(252,879)	210,817
Net decrease in net assets resulting from operations	(1,560,366)	(614,223)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,434,143	1,259,400
C-Class	1,164,664	2,018,920
H-Class	140,079,849	378,213,977
Cost of shares redeemed
A-Class	(2,343,856)	(1,703,972)
C-Class	(1,901,694)	(992,031)
H-Class	(141,643,176)	(380,114,068)
Net decrease from capital share transactions	(3,210,070)	(1,317,774)
Net decrease in net assets	(4,770,436)	(1,931,997)

Net assets:
Beginning of year	25,992,253	27,924,250
End of year	$21,221,817	$25,992,253

Capital share activity:
Shares sold
A-Class	11,628	11,120
C-Class	10,838	21,128
H-Class	1,131,315	3,287,792
Shares redeemed
A-Class	(19,128)	(14,515)
C-Class	(17,987)	(10,037)
H-Class	(1,148,414)	(3,338,954)
Net decrease in shares	(31,748)	(43,466)

192 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$122.60	$108.68	$120.48	$116.32	$123.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.36)	(.55)	.70	.70	(.40)
Net gain (loss) on investments (realized and unrealized)	(4.13)	14.47 [e]	(7.05)	7.41	3.11
Total from investment operations	(5.49)	13.92	(6.35)	(8.11)	2.71
Less distributions from:
Net investment income	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	(1.80)
Total distributions	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$117.11	$122.60	$108.68	$120.48	$116.32

Total Return[b]	(4.48%)	12.81%	(5.76%)	7.18%	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,962	$4,021	$3,933	$7,631	$8,427
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.21%)	0.58%	0.59%	(0.31%)
Total expenses[c]	1.51%	1.60%	1.63%	1.61%	1.52%
Net expenses[d]	1.49%	1.57%	1.61%	1.60%	1.52%
Portfolio turnover rate	40%	134%	—	21%	422%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$105.21	$93.96	$105.62	$103.17	$111.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.97)	(.81)	(.20)	(.20)	(1.10)
Net gain (loss) on investments (realized and unrealized)	(3.49)	12.06 [e]	(6.01)	6.60	2.72
Total from investment operations	(5.46)	11.25	(6.21)	6.40	1.62
Less distributions from:
Net investment income	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	(1.80)
Total distributions	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$99.75	$105.21	$93.96	$105.62	$103.17

Total Return[b]	(5.19%)	11.97%	(6.45%)	6.39%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,313	$2,136	$866	$1,480	$3,994
Ratios to average net assets:
Net investment income (loss)	(1.86%)	(1.96%)	(0.20%)	(0.21%)	(1.00%)
Total expenses[c]	2.26%	2.34%	2.38%	2.35%	2.27%
Net expenses[d]	2.24%	2.32%	2.36%	2.35%	2.27%
Portfolio turnover rate	40%	134%	—	21%	422%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$122.51	$108.54	$120.32	$116.17	$123.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.41)	(.47)	.75	.60	(.50)
Net gain (loss) on investments (realized and unrealized)	(4.07)	14.44 [e]	(7.08)	7.50	3.19
Total from investment operations	(5.48)	13.97	(6.33)	8.10	2.69
Less distributions from:
Net investment income	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	(1.80)
Total distributions	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$117.03	$122.51	$108.54	$120.32	$116.17

Total Return	(4.47%)	12.87%	(5.73%)	7.15%	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,947	$19,835	$23,125	$101,180	$23,860
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.23%)	0.59%	0.49%	(0.41%)
Total expenses[c]	1.51%	1.61%	1.63%	1.60%	1.52%
Net expenses[d]	1.49%	1.59%	1.61%	1.60%	1.52%
Portfolio turnover rate	40%	134%	—	21%	422%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

194 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

For the one-year period ended March 31, 2022, Inverse High Yield Strategy Fund H-Class returned 1.27%. For comparison, the Bloomberg U.S. Corporate High Yield Index returned -0.66% for the same period.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

For much of the past 12 months, the high yield market was in rally mode, turning in seven consecutive quarters of positive returns. The unprecedented and ongoing policy response to COVID-19 accelerated the progression of the credit cycle characterized by strong earnings growth, low default volumes, upward ratings migration, and tight spreads.

However, the market reversed course in the first quarter in 2022—its first quarter in the past eight with a negative return. Uncertainty was fueled by elevated levels of inflation, more restrictive monetary policy by the U.S. Federal Reserve (Fed), the war in Ukraine, the spread of Covid-19 particularly in China, and U.S. midterm elections at the end of the year.

This has led the market to become more cautious. March saw continued pricing pressure with an increasingly hawkish Fed and geopolitical tensions rising with Russia’s invasion of Ukraine. But even with yields rising, high yield remains relatively attractive compared to other fixed-income assets considering a low expected forward default rate.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 195

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.2%
Total	10.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

196 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	0.47%	(3.77%)	(7.04%)
A-Class Shares with sales charge‡	(4.30%)	(4.70%)	(7.49%)
C-Class Shares	0.45%	(4.56%)	(7.71%)
C-Class Shares with CDSC§	(0.52%)	(4.56%)	(7.71%)
H-Class Shares	1.27%	(3.89%)	(6.85%)
Bloomberg U.S. Corporate High Yield Index	(0.66%)	4.69%	5.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 197

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.5%
Guggenheim Strategy Fund II1	15,041	$369,264
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	37,683	368,917
Total Mutual Funds
(Cost $746,686)		738,181

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 28.3%
Federal Home Loan Bank
0.15% due 04/05/22[2]	$2,000,000	1,999,967
Total Federal Agency Discount Notes
(Cost $1,999,967)		1,999,967

U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	109,000	108,985
Total U.S. Treasury Bills
(Cost $108,988)		108,985

REPURCHASE AGREEMENTS††,4 - 54.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	2,608,870	2,608,870
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	1,004,820	1,004,820
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	261,253	261,253
Total Repurchase Agreements
(Cost $3,874,943)		3,874,943

Total Investments - 95.2%
(Cost $6,730,584)		$6,722,076
Other Assets & Liabilities, net - 4.8%		340,065
Total Net Assets - 100.0%		$7,062,141

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	57	Jun 2022	$6,529,617	$225,176

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.38.V1	5.00%	Quarterly	06/20/27	$6,750,000	$(363,130)	$(309,832)	$(53,298)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.38.V1 — Credit Default Swap North American High Yield Series 38 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

198 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$738,181	$—	$—	$738,181
Federal Agency Discount Notes	—	1,999,967	—	1,999,967
U.S. Treasury Bills	—	108,985	—	108,985
Repurchase Agreements	—	3,874,943	—	3,874,943
Interest Rate Futures Contracts**	225,176	—	—	225,176
Total Assets	$963,357	$5,983,895	$—	$6,947,252

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$53,298	$—	$53,298

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$875,453	$1,400,000	$(1,900,000)	$(631)	$(5,558)	$369,264	15,041	$5,415
Guggenheim Ultra Short Duration Fund — Institutional Class	874,218	1,400,000	(1,900,000)	(348)	(4,953)	368,917	37,683	3,370
	$1,749,671	$2,800,000	$(3,800,000)	$(979)	$(10,511)	$738,181		$8,785

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $2,108,955)	$2,108,952
Investments in affiliated issuers, at value (cost $746,686)	738,181
Repurchase agreements, at value (cost $3,874,943)	3,874,943
Segregated cash with broker	715,554
Receivables:
Variation margin on credit default swap agreements	5,987
Fund shares sold	4,110
Dividends	843
Interest	29
Total assets	7,448,599

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	309,832
Payable for:
Fund shares redeemed	35,307
Management fees	12,177
Protection fees on credit default swap agreements	10,313
Transfer agent and administrative fees	4,394
Distribution and service fees	4,160
Portfolio accounting fees	1,633
Variation margin on futures contracts	445
Trustees’ fees*	118
Miscellaneous	8,079
Total liabilities	386,458
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,062,141

Net assets consist of:
Paid in capital	$17,518,853
Total distributable earnings (loss)	(10,456,712)
Net assets	$7,062,141

A-Class:
Net assets	$237,583
Capital shares outstanding	4,830
Net asset value per share	$49.19
Maximum offering price per share (Net asset value divided by 95.25%)	$51.64

C-Class:
Net assets	$118,741
Capital shares outstanding	2,714
Net asset value per share	$43.75

H-Class:
Net assets	$6,705,817
Capital shares outstanding	132,934
Net asset value per share	$50.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$8,785
Interest	3,429
Total investment income	12,214

Expenses:
Management fees	56,536
Distribution and service fees:
A-Class	2,760
C-Class	1,169
H-Class	15,794
Transfer agent and administrative fees	21,060
Portfolio accounting fees	7,538
Professional fees	3,681
Trustees’ fees*	1,149
Custodian fees	1,040
Miscellaneous	4,599
Total expenses	115,326
Less:
Expenses waived by Adviser	(912)
Net expenses	114,414
Net investment loss	(102,200)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	540
Investments in affiliated issuers	(979)
Swap agreements	(515,431)
Futures contracts	393,914
Net realized loss	(121,956)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(462)
Investments in affiliated issuers	(10,511)
Swap agreements	(20,115)
Futures contracts	192,999
Net change in unrealized appreciation (depreciation)	161,911
Net realized and unrealized gain	39,955
Net decrease in net assets resulting from operations	$(62,245)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

200 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(102,200)	$(83,975)
Net realized loss on investments	(121,956)	(904,745)
Net change in unrealized appreciation (depreciation) on investments	161,911	(38,339)
Net decrease in net assets resulting from operations	(62,245)	(1,027,059)

Distributions to shareholders:
A-Class	(11,491)	(5,744)
C-Class	(3,058)	(21,683)
H-Class	(96,565)	(45,200)
Total distributions to shareholders	(111,114)	(72,627)

Capital share transactions:
Proceeds from sale of shares
A-Class	35,242,510	74,155,944
C-Class	6,544	14,384
H-Class	229,708,354	245,184,512
Distributions reinvested
A-Class	11,478	5,708
C-Class	3,058	21,683
H-Class	95,922	44,957
Cost of shares redeemed
A-Class	(40,527,697)	(68,655,970)
C-Class	(50,058)	(164,080)
H-Class	(226,748,463)	(254,110,821)
Net decrease from capital share transactions	(2,258,352)	(3,503,683)
Net decrease in net assets	(2,431,711)	(4,603,369)

Net assets:
Beginning of year	9,493,852	14,097,221
End of year	$7,062,141	$9,493,852

Capital share activity:
Shares sold
A-Class	729,390	1,387,615
C-Class	150	283
H-Class	4,619,706	4,244,689
Shares issued from reinvestment of distributions
A-Class	243	114
C-Class	73	480
H-Class	1,987	875
Shares redeemed
A-Class	(836,699)	(1,279,966)
C-Class	(1,136)	(3,521)
H-Class	(4,561,710)	(4,385,063)
Net decrease in shares	(47,996)	(34,494)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 201

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.15	$62.01	$60.47	$64.28	$65.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.68)	.24	.42	(.07)
Net gain (loss) on investments (realized and unrealized)	.82	(7.31)	1.30	(4.23)	(1.43)
Total from investment operations	.18	(7.99)	1.54	(3.81)	(1.50)
Less distributions from:
Net investment income	(1.14)	(3.87)	—	—	—
Total distributions	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$49.19	$50.15	$62.01	$60.47	$64.28

Total Return[b]	0.47%	(12.88%)	2.56%	(5.93%)	(2.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238	$5,612	$256	$282	$8,746
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.28%)	0.40%	0.66%	(0.12%)
Total expenses[c]	1.50%	1.56%	1.62%	1.60%	1.52%
Net expenses[d]	1.49%	1.54%	1.61%	1.60%	1.52%
Portfolio turnover rate	344%	438%	254%	—	41%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$44.74	$56.62	$55.76	$59.73	$61.63
Income (loss) from investment operations:
Net investment income (loss)[a]	(.81)	(.90)	(.05)	.01	(.39)
Net gain (loss) on investments (realized and unrealized)	.96	(7.11)	.91	(3.98)	(1.51)
Total from investment operations	.15	(8.01)	.86	(3.97)	(1.90)
Less distributions from:
Net investment income	(1.14)	(3.87)	—	—	—
Total distributions	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$43.75	$44.74	$56.62	$55.76	$59.73

Total Return[b]	0.45%	(14.23%)	1.54%	(6.65%)	(3.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119	$162	$362	$738	$769
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(1.78%)	(0.09%)	0.02%	(0.65%)
Total expenses[c]	2.26%	2.36%	2.37%	2.36%	2.27%
Net expenses[d]	2.22%	2.31%	2.34%	2.35%	2.27%
Portfolio turnover rate	344%	438%	254%	—	41%

202 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.99	$63.45	$61.97	$65.89	$67.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	(.74)	.06	.41	(.12)
Net gain (loss) on investments (realized and unrealized)	1.27	(7.85)	1.42	(4.33)	(1.69)
Total from investment operations	.59	(8.59)	1.48	(3.92)	(1.81)
Less distributions from:
Net investment income	(1.14)	(3.87)	—	—	—
Total distributions	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$50.44	$50.99	$63.45	$61.97	$65.89

Total Return	1.27%	(13.58%)	2.39%	(5.95%)	(2.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,706	$3,719	$13,479	$4,675	$8,755
Ratios to average net assets:
Net investment income (loss)	(1.35%)	(1.26%)	0.09%	0.63%	(0.18%)
Total expenses[c]	1.52%	1.62%	1.64%	1.61%	1.52%
Net expenses[d]	1.51%	1.60%	1.62%	1.59%	1.52%
Portfolio turnover rate	344%	438%	254%	—	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 203

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended March 31, 2022, U.S. Government Money Market Fund returned 0.00%.

The U.S. Federal Reserve (Fed) started raising rates again at their March 2022 meeting. The Fed’s target rate rose from the 0% to 0.25% range to 0.25% to 0.50%.

The U.S. economy continued to recover throughout the previous 12 months. However, many economic indicators, such as employment, remain well below early 2020 levels. Over the past several months, the Fed quickly adjusted their forecasts for inflation and suggested that high inflation levels experienced in 2021 are more structural than temporary. Increasingly, the market believes that the Fed is behind the curve and will be required to make several 50 basis point increases in 2022. The most recent dot plot in March 2022 indicated that most members of the Fed expect to raise interest rates six times in 2022.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	0.00%	0.47%	0.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

204 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 49.4%
Federal Farm Credit Bank
0.30% (U.S. Prime Rate - 3.20%, Rate Floor: 0.00%) due 05/18/22◊	$34,000,000	$33,998,679
0.32% (U.S. Prime Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	30,000,000	29,999,137
2.00% due 05/17/22	11,000,000	11,023,934
0.65% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22◊	3,000,000	3,003,950
0.14% due 04/01/22	2,500,000	2,500,000
Fannie Mae
0.50% (SOFR + 0.23%, Rate Floor: 0.00%) due 05/06/22◊	23,000,000	23,005,139
0.66% (SOFR + 0.39%, Rate Floor: 0.00%) due 04/15/22◊	11,200,000	11,201,919
1.38% due 09/06/22	3,680,000	3,700,233
1.88% due 04/05/22	2,281,000	2,281,441
Freddie Mac
0.43% (SOFR + 0.16%, Rate Floor: 0.00%) due 04/18/22◊	34,890,000	34,892,551
0.25% due 06/08/22	2,975,000	2,975,828
Federal Home Loan Bank
2.13% due 06/10/22	8,115,000	8,146,823
0.25% due 06/03/22	5,245,000	5,246,495
0.28% due 06/10/22	2,000,000	1,998,750
0.06% due 06/14/22	1,000,000	999,855
2.75% due 06/10/22	860,000	864,401
Total Federal Agency Notes
(Cost $175,839,135)		175,839,135

FEDERAL AGENCY DISCOUNT NOTES†† - 23.8%
Federal Home Loan Bank
0.81% due 09/14/22[1]	22,000,000	21,917,830
0.36% due 05/26/22[1]	20,000,000	19,988,694
0.21% due 05/06/22[1]	17,000,000	16,996,529
0.22% due 05/04/22[1]	15,000,000	14,996,989
0.44% due 06/17/22[1]	6,300,000	6,294,071
0.58% due 07/05/22[1]	2,250,000	2,246,586
0.17% due 04/18/22[1]	900,000	899,928
0.62% due 07/18/22[1]	500,000	499,062
Fannie Mae
0.25% due 05/04/22[1]	900,000	899,794
Total Federal Agency Discount Notes
(Cost $84,739,483)		84,739,483

U.S. TREASURY BILLS†† - 18.7%
U.S. Treasury Bills
0.11% due 05/03/22[1]	20,000,000	19,997,978
0.26% due 05/31/22[1]	15,000,000	14,993,100
0.48% due 08/04/22[1]	12,000,000	11,979,958
0.14% due 05/10/22[1]	10,000,000	9,998,402
0.26% due 05/24/22[1]	10,000,000	9,996,018
Total U.S. Treasury Bills
(Cost $66,965,456)		66,965,456

U.S. GOVERNMENT SECURITIES†† - 8.1%
U.S. Treasury Note
2.25% due 04/15/22	10,000,000	10,008,330
1.75% due 07/15/22	9,000,000	9,043,329
1.75% due 05/15/22	5,600,000	5,611,311
1.88% due 05/31/22	4,000,000	4,011,733
Total U.S. Government Securities
(Cost $28,674,703)		28,674,703

REPURCHASE AGREEMENTS††,2 - 5.0%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	11,879,703	11,879,703
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	4,575,531	4,575,531
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	1,189,638	1,189,638
Total Repurchase Agreements
(Cost $17,644,872)		17,644,872

Total Investments - 105.0%
(Cost $373,863,649)		$373,863,649
Other Assets & Liabilities, net - (5.0)%		(17,662,551)
Total Net Assets - 100.0%		$356,201,098

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 205

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$175,839,135	$—	$175,839,135
Federal Agency Discount Notes	—	84,739,483	—	84,739,483
U.S. Treasury Bills	—	66,965,456	—	66,965,456
U.S. Government Securities	—	28,674,703	—	28,674,703
Repurchase Agreements	—	17,644,872	—	17,644,872
Total Assets	$—	$373,863,649	$—	$373,863,649

206 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $356,218,777)	$356,218,777
Repurchase agreements, at value (cost $17,644,872)	17,644,872
Receivables:
Fund shares sold	18,250,751
Interest	429,606
Total assets	392,544,006

Liabilities:
Overdraft due to custodian bank	343
Payable for:
Fund shares redeemed	36,076,826
Portfolio accounting fees	14,425
Transfer agent and administrative fees	4,267
Trustees’ fees*	3,688
Miscellaneous	243,359
Total liabilities	36,342,908
Commitments and contingent liabilities (Note 11)	—
Net assets	$356,201,098

Net assets consist of:
Paid in capital	$356,312,257
Total distributable earnings (loss)	(111,159)
Net assets	$356,201,098
Capital shares outstanding	356,291,292
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$265,666
Total investment income	265,666

Expenses:
Management fees	1,572,128
Transfer agent and administrative fees	720,746
Portfolio accounting fees	298,239
Registration fees	170,670
Professional fees	128,949
Trustees’ fees*	45,603
Custodian fees	41,829
Miscellaneous	23,159
Total expenses	3,001,323
Less:
Expenses reimbursed by Adviser	(871,981)
Expenses waived by Adviser	(1,745,114)
Total waived/reimbursed expenses	(2,617,095)
Net expenses	384,228
Net investment loss	(118,562)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,445
Net realized gain	7,445
Net decrease in net assets resulting from operations	$(111,117)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 207

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(118,562)	$110
Net realized gain on investments	7,445	4,498
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase (decrease) in net assets resulting from operations	(111,117)	4,608

Distributions to shareholders	(4,605)	(150,937)

Capital share transactions:
Proceeds from sale of shares	6,335,738,314	6,163,255,356
Distributions reinvested	4,601	150,049
Cost of shares redeemed	(6,328,397,172)	(6,205,079,456)
Net increase (decrease) from capital share transactions	7,345,743	(41,674,051)
Net increase (decrease) in net assets	7,230,021	(41,820,380)

Net assets:
Beginning of year	348,971,077	390,791,457
End of year	$356,201,098	$348,971,077

Capital share activity:
Shares sold	6,335,738,314	6,163,255,356
Shares issued from reinvestment of distributions	4,552	150,020
Shares redeemed	(6,328,397,172)	(6,205,079,456)
Net increase (decrease) in shares	7,345,694	(41,674,080)

208 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	— [b]	— [b]	.01	.01	— [b]
Net gain (loss) on investments (realized and unrealized)	— [b]	— [b]	— [b]	— [b]	— [b]
Total from investment operations	— [b]	— [b]	.01	.01	—
Less distributions from:
Net investment income	—	—	(.01)	(.01)	(—)[b]
Net realized gains	—	—	—	—	—
Total distributions	—	—	(.01)	(.01)	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.05%	0.99%	1.10%	0.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,201	$348,971	$390,791	$413,200	$544,528
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.00%[d]	1.01%	1.10%	0.22%
Total expenses	0.95%	1.04%	1.06%	1.05%	0.96%
Net expenses[c]	0.12%	0.16%	1.03%	1.05%	0.94%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 209

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At March 31, 2022, Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2022, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and

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NOTES TO FINANCIAL STATEMENTS (continued)

compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

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NOTES TO FINANCIAL STATEMENTS (continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$34,685,531	$—
S&P 500® Fund	Index exposure,Liquidity	1,096,761	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	1,735,946	1,716,571
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	95,716,176	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	1,367,421
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	516,960	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	943,769	—
Russell 2000® Fund	Index exposure, Liquidity	996,755	—
Inverse Russell 2000® Strategy Fund	Index exposure,Liquidity	—	94,546
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	1,666,786	211,556
Government Long Bond 1.2x Strategy Fund	Duration,Index exposure, Leverage, Liquidity	34,099,503	—
Inverse Government Long Bond Strategy Fund	Duration,Index exposure, Liquidity	—	11,456,945
High Yield Strategy Fund	Duration, Index exposure, Liquidity	21,555,912	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	5,501,635

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$263,235,455	$—
S&P 500® Fund	Index exposure,Liquidity	6,734,459	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	45,193,737
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	373,923,986	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	19,549,177
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	12,708,171	—
Inverse Mid-Cap Strategy Fund	Index exposure,Liquidity	—	588,588
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	13,434,204	—
Russell 2000® Fund	Index exposure, Liquidity,	22,630,824	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	5,534,718
Dow Jones Industrial Average® Fund	Index exposure,Liquidity,	4,862,009	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	6,182,235	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$21,987,500	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	5,766,667

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit default swap contracts	Unamortized upfront premiums paid on credit default swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Equity/Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2022
Nova Fund	$1,146,335	$1,387,730	$—	$—	$2,534,065
S&P 500® Fund	75,134	92,957	—	—	168,091
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,320,078	8,922,674	—	—	10,242,752
Mid-Cap 1.5x Strategy Fund	59,511	123,233	—	—	182,744
Russell 2000® 1.5x Strategy Fund	64,706	175,320	—	—	240,026
Russell 2000® Fund	4,372	100,421	—	—	104,793
Inverse Russell 2000® Strategy Fund	—	32,708	—	—	32,708
Dow Jones Industrial Average® Fund	—	30,639	—	—	30,639
Government Long Bond 1.2x Strategy Fund	—	—	75,042	—	75,042
Inverse Government Long Bond Strategy Fund	—	—	279,061	—	279,061
High Yield Strategy Fund	—	—	—	127,319	127,319
Inverse High Yield Strategy Fund	—	—	225,176	—	225,176

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2022
Nova Fund	$—	$988,376	$—	$—	$988,376
Inverse S&P 500® Strategy Fund	—	1,552,584	—	—	1,552,584
Inverse NASDAQ-100® Strategy Fund	22,787	669,377	—	—	692,164
Mid-Cap 1.5x Strategy Fund	—	9,204	—	—	9,204
Inverse Mid-Cap Strategy Fund	—	5,573	—	—	5,573
Inverse Russell 2000® Strategy Fund	—	54,570	—	—	54,570
Dow Jones Industrial Average® Fund	4,287	38,737	—	—	43,024
High Yield Strategy Fund	—	—	298,490	78,185	376,675
Inverse High Yield Strategy Fund	—	—	—	53,298	53,298

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally-cleared swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(911,179)	$27,418,412	$—	$—	$26,507,233
S&P 500® Fund	(188,892)	1,496,344	—	—	1,307,452
Inverse S&P 500® Strategy Fund	(997,487)	(6,811,134)	—	—	(7,808,621)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(1,708,197)	15,622,342	—	—	13,914,145
Inverse NASDAQ-100® Strategy Fund	(1,340,185)	(10,736,780)	—	—	(12,076,965)
Mid-Cap 1.5x Strategy Fund	(3,944)	565,296	—	—	561,352
Inverse Mid-Cap Strategy Fund	—	(77,040)	—	—	(77,040)
Russell 2000® 1.5x Strategy Fund	(151,712)	(1,380,572)	—	—	(1,532,284)
Russell 2000® Fund	(352,514)	(50,242)	—	—	(402,756)
Inverse Russell 2000® Strategy Fund	(40,071)	146,075	—	—	106,004
Dow Jones Industrial Average® Fund	(299,451)	205,124	—	—	(94,327)
Government Long Bond 1.2x Strategy Fund	—	—	(1,002,692)	—	(1,002,692)
Inverse Government Long Bond Strategy Fund	—	—	(1,762,247)	—	(1,762,247)
High Yield Strategy Fund	—	—	(1,201,488)	240,981	(960,507)
Inverse High Yield Strategy Fund	—	—	393,914	(515,431)	(121,517)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$1,127,820	$(670,594)	$—	$—	$457,226
S&P 500® Fund	75,134	50,391	—	—	125,525
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,064,700	7,376,006	—	—	8,440,706
Inverse S&P 500® Strategy Fund	24,089	(1,043,583)	—	—	(1,019,494)
Inverse NASDAQ-100® Strategy Fund	22,144	(1,787,198)	—	—	(1,765,054)
Mid-Cap 1.5x Strategy Fund	62,218	(158,091)	—	—	(95,873)
Inverse Mid-Cap Strategy Fund	—	3,114	—	—	3,114
Russell 2000® 1.5x Strategy Fund	96,509	208,188	—	—	304,697
Russell 2000® Fund	182,704	27,926	—	—	210,630
Inverse Russell 2000® Strategy Fund	(31,475)	(133,118)	—	—	(164,593)
Dow Jones Industrial Average® Fund	(6,123)	(162,566)	—	—	(168,689)
Government Long Bond 1.2x Strategy Fund	—	—	(277,223)	—	(277,223)
Inverse Government Long Bond Strategy Fund	—	—	(49,356)	—	(49,356)
High Yield Strategy Fund	—	—	(130,356)	(4,211)	(134,567)
Inverse High Yield Strategy Fund	—	—	192,999	(20,115)	172,884

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE RYDEX FUNDS ANNUAL REPORT | 217

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$1,387,730	$—	$1,387,730	$—	$(1,269,844)	$117,886
S&P 500® Fund	Swap equity contracts	92,957	—	92,957	—	(19,890)	73,067
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	8,922,674	—	8,922,674	—	(8,472,564)	450,110
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	123,233	—	123,233	—	(90,528)	32,705
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	175,320	—	175,320	—	(29,766)	145,554
Russell 2000® Fund	Swap equity contracts	100,421	—	100,421	—	—	100,421
Inverse Russell 2000® Strategy Fund	Swap equity contracts	32,708	—	32,708	—	—	32,708
Dow Jones Industrial Average® Fund	Swap equity contracts	30,639	—	30,639	—	—	30,639
High Yield Strategy Fund	Credit index swap agreements	5,458	—	5,458	—	—	5,458

218 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$988,376	$—	$988,376	$(988,376)	$—	$—
Inverse S&P 500® Strategy Fund	Swap equity contracts	1,552,584	—	1,552,584	(1,296,927)	(255,657)	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	669,377	—	669,377	(580,650)	(88,727)	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	9,204	—	9,204	(9,204)	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	5,573	—	5,573	(5,349)	—	224
Inverse Russell 2000® Strategy Fund	Swap equity contracts	54,570	—	54,570	(54,570)	—	—
Dow Jones Industrial Average® Fund	Swap equity contracts	38,737	—	38,737	—	(38,737)	—
High Yield Strategy Fund	Credit index swap agreements	78,185	—	78,185	(78,185)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE RYDEX FUNDS ANNUAL REPORT | 219

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$—	$4,300,000
	Goldman Sachs International	Futures contracts	1,271,157	—
	Goldman Sachs International	Total return swap agreements		5,570,000
Nova Fund Total			1,271,157	9,870,000
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	80,000	—
	Goldman Sachs International	Futures contracts	95,315	—
	Goldman Sachs International	Total return swap agreements	—	150,000
S&P 500® Fund Total			175,315	150,000
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	500,000	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	6,168,000	26,730,000
	Goldman Sachs International	Total return swap agreements	—	18,700,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund Total			6,168,000	45,430,000
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total return swap agreements	170,000	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	—	270,000
	Goldman Sachs International	Total return swap agreements	—	170,000
Mid-Cap 1.5x Strategy Fund Total			—	440,000
Russell 2000® 1.5x Strategy Fund	Goldman Sachs International	Total return swap agreements	—	140,000
Russell 2000® Fund	Barclays Bank plc	Total return swap agreements	40,000	—
	Goldman Sachs International	Futures contracts	29,098	—
Russell 2000® Fund Total			69,098	—
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total return swap agreements	911,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	64,682	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	227,680	—
	Goldman Sachs International	Credit default swap agreements	—	340,584
	Goldman Sachs International	Futures contracts	5,622	—
High Yield Strategy Fund Total			233,302	340,584
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	715,554	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

220 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $136,076 relating to sales of A-Class shares of the Trust.

THE RYDEX FUNDS ANNUAL REPORT | 221

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$59,539
Inverse S&P 500® Strategy Fund	11,661
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	52,089
Inverse NASDAQ-100® Strategy Fund	3,067
Mid-Cap 1.5x Strategy Fund	2,953
Inverse Mid-Cap Strategy Fund	155
Russell 2000® 1.5x Strategy Fund	2,709
Inverse Russell 2000® Strategy Fund	2,882
Dow Jones Industrial Average® Fund	3,367
Government Long Bond 1.2x Strategy Fund	11,960
Inverse Government Long Bond Strategy Fund	13,058
High Yield Strategy Fund	5,138
Inverse High Yield Strategy Fund	911

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

222 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.28%			2.38%
Due 04/01/22	$151,286,307	$151,287,484	Due 05/15/51	$155,999,600	$154,312,098

BofA Securities, Inc.			U.S. Treasury Note
0.25%			1.25%
Due 04/01/22	58,268,731	58,269,135	Due 04/30/28	63,485,700	59,434,112

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	15,149,870	15,149,971	Due 01/15/30	14,626,728	15,452,970

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$8,019	$(8,019)	$—	$8,114	$—	$8,114
S&P 500® Fund	30,831	(30,831)	—	31,265	—	31,265
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	260,766	(260,766)	—	278,215	—	278,215
Mid-Cap 1.5x Strategy Fund	68,174	(68,174)	—	71,069	—	71,069
Russell 2000® 1.5x Strategy Fund	115,063	(115,063)	—	121,296	—	121,296
Russell 2000® Fund	1,312,135	(1,312,135)	—	1,361,239	—	1,361,239

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

THE RYDEX FUNDS ANNUAL REPORT | 223

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$20,301,386	$—	$20,301,386
S&P 500® Fund	2,781,735	—	2,781,735
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	12,389,493	—	12,389,493
Mid-Cap 1.5x Strategy Fund	2,302,154	—	2,302,154
Russell 2000® 1.5x Strategy Fund	3,956,808	—	3,956,808
Russell 2000® Fund	4,144,986	—	4,144,986
Dow Jones Industrial Average® Fund	441,042	—	441,042
Government Long Bond 1.2x Strategy Fund	644,891	—	644,891
Inverse High Yield Strategy Fund	111,114	—	111,114
U.S. Government Money Market Fund	4,517	88	4,605

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$1,913,003	$—	$1,913,003
S&P 500® Fund	11,038,973	10,400,477	21,439,450
Inverse S&P 500® Strategy Fund	300,608	—	300,608
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	19,528,645	—	19,528,645
Inverse NASDAQ-100® Strategy Fund	23,879	—	23,879
Mid-Cap 1.5x Strategy Fund	89,713	—	89,713
Inverse Mid-Cap Strategy Fund	5,437	—	5,437
Russell 2000® 1.5x Strategy Fund	25,705	—	25,705
Inverse Russell 2000® Strategy Fund	6,140	—	6,140
Dow Jones Industrial Average® Fund	987,661	—	987,661
Government Long Bond 1.2x Strategy Fund	15,954,125	—	15,954,125
Inverse Government Long Bond Strategy Fund	122,836	—	122,836
Inverse High Yield Strategy Fund	72,627	—	72,627
U.S. Government Money Market Fund	146,286	4,651	150,937

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$14,448,535	$—	$(46,079,475)	$—	$(31,630,940)
S&P 500® Fund	1,381,295	—	30,251,173	—	31,632,468
Inverse S&P 500® Strategy Fund	—	—	(1,662,196)	(265,478,005)	(267,140,201)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	—	(30,077,064)	—	(30,077,064)
Inverse NASDAQ-100® Strategy Fund	—	—	(663,238)	(68,539,426)	(69,202,664)
Mid-Cap 1.5x Strategy Fund	—	—	527,863	—	527,863
Inverse Mid-Cap Strategy Fund	—	—	(6,325)	(5,827,832)	(5,834,157)
Russell 2000® 1.5x Strategy Fund	—	—	(68,740)	(1,445,717)	(1,514,457)
Russell 2000® Fund	—	—	(1,830,020)	(186,896)	(2,016,916)
Inverse Russell 2000® Strategy Fund	—	—	(23,478)	(41,129,808)	(41,153,286)
Dow Jones Industrial Average® Fund	25,847	—	4,651,238	(2,390,866)	2,286,219
Government Long Bond 1.2x Strategy Fund	52	—	(5,233,946)	(20,151,378)	(25,385,272)
Inverse Government Long Bond Strategy Fund	—	—	(2,882,414)	(260,571,951)	(263,454,365)
High Yield Strategy Fund	50,447	—	18,007	(11,448,300)	(11,379,846)
Inverse High Yield Strategy Fund	—	—	(63,080)	(10,393,632)	(10,456,712)
U.S. Government Money Market Fund	7,415	30	—	(118,604)	(111,159)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Inverse S&P 500® Strategy Fund	$(238,758,028)	$(26,719,977)	$(265,478,005)
Inverse NASDAQ-100® Strategy Fund	(64,540,595)	(3,998,831)	(68,539,426)
Inverse Mid-Cap Strategy Fund	(5,088,637)	(739,195)	(5,827,832)
Russell 2000® 1.5x Strategy Fund	(1,398,612)	(27,462)	(1,426,074)
Russell 2000® Fund	(108,731)	(78,165)	(186,896)
Inverse Russell 2000® Strategy Fund	(34,353,435)	(6,751,904)	(41,105,339)
Dow Jones Industrial Average® Fund	(1,957,430)	(433,436)	(2,390,866)
Government Long Bond 1.2x Strategy Fund	(14,882,143)	(5,269,235)	(20,151,378)
Inverse Government Long Bond Strategy Fund	(210,654,580)	(49,235,259)	(259,889,839)
High Yield Strategy Fund	(9,524,683)	(927,990)	(10,452,673)
Inverse High Yield Strategy Fund	(8,478,569)	(1,697,759)	(10,176,328)

For the year ended March 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Inverse Russell 2000® Strategy Fund	$75,927
Inverse High Yield Strategy Fund	305,587

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the deferral of qualified late-year losses, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from

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NOTES TO FINANCIAL STATEMENTS (continued)

the tax treatment of net operating losses, bond premium/discount amortization, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$96,119,457	$(96,119,457)
S&P 500® Fund	5,853,417	(5,853,417)
Inverse S&P 500® Strategy Fund	(424,943)	424,943
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	42,153,064	(42,153,064)
Inverse NASDAQ-100® Strategy Fund	(368,241)	368,241
Mid-Cap 1.5x Strategy Fund	2,535,453	(2,535,453)
Inverse Mid-Cap Strategy Fund	(10,560)	10,560
Russell 2000® 1.5x Strategy Fund	(102,757)	102,757
Russell 2000® Fund	(374,133)	374,133
Inverse Russell 2000® Strategy Fund	(89,098)	89,098
Inverse Government Long Bond Strategy Fund	(1,572,238)	1,572,238
Inverse High Yield Strategy Fund	(119,533)	119,533

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Nova Fund	$490,250,356	$—	$(46,079,475)	$(46,079,475)
S&P 500® Fund	129,891,632	30,331,117	(79,944)	30,251,173
Inverse S&P 500® Strategy Fund	55,464,517	1,971	(1,664,167)	(1,662,196)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	153,043,277	—	(30,077,064)	(30,077,064)
Inverse NASDAQ-100® Strategy Fund	30,274,331	13,538	(676,776)	(663,238)
Mid-Cap 1.5x Strategy Fund	12,792,726	777,881	(250,018)	527,863
Inverse Mid-Cap Strategy Fund	346,485	—	(6,325)	(6,325)
Russell 2000® 1.5x Strategy Fund	10,235,507	473,494	(542,234)	(68,740)
Russell 2000® Fund	29,221,593	1,014,034	(2,844,054)	(1,830,020)
Inverse Russell 2000® Strategy Fund	6,046,268	37,080	(60,558)	(23,478)
Dow Jones Industrial Average® Fund	25,252,996	4,746,484	(95,246)	4,651,238
Government Long Bond 1.2x Strategy Fund	69,889,581	—	(5,233,946)	(5,233,946)
Inverse Government Long Bond Strategy Fund	226,029,156	—	(2,882,414)	(2,882,414)
High Yield Strategy Fund	20,671,585	208,654	(190,647)	18,007
Inverse High Yield Strategy Fund	6,731,858	43,096	(106,176)	(63,080)
U.S. Government Money Market Fund	373,863,649	—	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Fund	Ordinary	Capital
Russell 2000® 1.5x Strategy Fund	$(19,643)	$—
Inverse Russell 2000® Strategy Fund	(24,469)	—
Inverse Government Long Bond Strategy Fund	(682,112)	—
High Yield Strategy Fund	(995,627)	—
Inverse High Yield Strategy Fund	(217,304)	—
U.S. Government Money Market Fund	(118,604)	—

Note 9 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$3,806,607,646	$3,801,312,647
S&P 500® Fund	491,392,809	478,403,772
Inverse S&P 500® Strategy Fund	—	1,500,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	2,918,429,241	2,888,544,950
Inverse NASDAQ-100® Strategy Fund	—	950,000
Mid-Cap 1.5x Strategy Fund	22,179,774	22,270,884
Inverse Mid-Cap Strategy Fund	30,000	95,000
Russell 2000® 1.5x Strategy Fund	9,068,968	2,207,200
Russell 2000® Fund	26,102,538	2,493,404
Inverse Russell 2000® Strategy Fund	—	600,000
Dow Jones Industrial Average® Fund	68,965,028	67,730,583
Government Long Bond 1.2x Strategy Fund	11,000,000	10,730,000
High Yield Strategy Fund	—	700,000
Inverse High Yield Strategy Fund	2,800,000	3,800,000
U.S. Government Money Market Fund	3,728,521	1,259,104

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Inverse NASDAQ-100® Strategy Fund	$2,041,641	$—
Russell 2000® Fund	5,097,070	5,091,211
Government Long Bond 1.2x Strategy Fund	1,747,346,641	1,814,422,602
Inverse Government Long Bond Strategy Fund	1,371,004,844	1,413,018,625
High Yield Strategy Fund	2,548,535	2,545,605
U.S. Government Money Market Fund	5,700,055	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$916,583,525	$756,239,125	$27,405,100
S&P 500® Fund	336,567,238	311,371,227	1,196,175
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	641,273,289	608,371,177	(10,197,116)
Mid-Cap 1.5x Strategy Fund	7,042,852	8,287,733	2,038,813
Russell 2000® 1.5x Strategy Fund	8,905,564	3,135,131	(319,546)
Russell 2000® Fund	17,902,142	6,027,924	(459,099)
Dow Jones Industrial Average® Fund	26,116,759	19,064,017	(123,359)
U.S. Government Money Market Fund	16,271,864	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. The Funds did not have any borrowings outstanding under this agreement at March 31, 2022.

The average daily balances borrowed for the year ended March 31, 2022, were as follows:

Fund	Average Daily Balance
Nova Fund	$19,129
Inverse S&P 500® Strategy Fund	2,447
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	205,734
Inverse NASDAQ-100® Strategy Fund	178
Mid-Cap 1.5x Strategy Fund	3,959
Russell 2000® 1.5x Strategy Fund	1,225
Russell 2000® Fund	4,874
Inverse Russell 2000® Strategy Fund	326
Dow Jones Industrial Average® Fund	12,984
Inverse Government Long Bond Strategy Fund	907
High Yield Strategy Fund	6,148

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

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The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 12 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 13 – Subsequent Events

On May 25, 2022, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Inverse S&P 500 Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 1.5x Strategy Fund, Inverse Russell 2000 Strategy Fund and Inverse Government Long Bond Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement

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NOTES TO FINANCIAL STATEMENTS (concluded)

will take effect on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

232 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Nova Fund	1.95%	1.98%	0.31%	100.00%
S&P 500® Fund	18.88%	18.77%	0.79%	100.00%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	2.94%	3.05%	0.59%	100.00%
Mid-Cap 1.5x Strategy Fund	1.46%	1.17%	3.47%	100.00%
Russell 2000® 1.5x Strategy Fund	0.00%	0.00%	0.05%	100.00%
Russell 2000® Fund	0.00%	0.00%	0.00%	100.00%
Dow Jones Industrial Average® Fund	13.33%	13.47%	3.10%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	99.15%	0.00%
Inverse High Yield Strategy Fund	0.16%	0.16%	2.80%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	83.41%	100.00%

With respect to the taxable year ended March 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$—	$24,205,511
S&P 500® Fund	—	702,863
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	8,520,099
Mid-Cap 1.5x Strategy Fund	—	2,483,455
U.S. Government Money Market Fund	88	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

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OTHER INFORMATION (Unaudited)(concluded)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

234 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

238 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

240 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below. We’ll Keep You Informed If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2022

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-ANN-0322x0323

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	27
S&P MIDCAP 400® PURE VALUE FUND	35
S&P SMALLCAP 600® PURE GROWTH FUND	43
S&P SMALLCAP 600® PURE VALUE FUND	52
EUROPE 1.25x STRATEGY FUND	61
JAPAN 2x STRATEGY FUND	70
STRENGTHENING DOLLAR 2x STRATEGY FUND	78
WEAKENING DOLLAR 2x STRATEGY FUND	86
NOTES TO FINANCIAL STATEMENTS	94
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	111
OTHER INFORMATION	112
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	114
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	120

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2022

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

ICE U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.51%	(5.12%)	$ 1,000.00	$ 948.80	$ 7.34
C-Class	2.26%	(5.47%)	1,000.00	945.30	10.96
H-Class	1.50%	(5.12%)	1,000.00	948.80	7.29
S&P 500® Pure Value Fund
A-Class	1.52%	12.99%	1,000.00	1,129.90	8.07
C-Class	2.27%	12.58%	1,000.00	1,125.80	12.03
H-Class	1.53%	13.00%	1,000.00	1,130.00	8.12
S&P MidCap 400® Pure Growth Fund
A-Class	1.51%	(8.07%)	1,000.00	919.30	7.23
C-Class	2.26%	(8.40%)	1,000.00	916.00	10.80
H-Class	1.51%	(8.09%)	1,000.00	919.10	7.22
S&P MidCap 400® Pure Value Fund
A-Class	1.51%	5.35%	1,000.00	1,053.50	7.73
C-Class	2.26%	4.95%	1,000.00	1,049.50	11.55
H-Class	1.51%	5.36%	1,000.00	1,053.60	7.73
S&P SmallCap 600® Pure Growth Fund
A-Class	1.51%	(11.60%)	1,000.00	884.00	7.09
C-Class	2.26%	(11.94%)	1,000.00	880.60	10.60
H-Class	1.51%	(11.61%)	1,000.00	883.90	7.09
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	3.50%	1,000.00	1,035.00	7.71
C-Class	2.26%	3.12%	1,000.00	1,031.20	11.44
H-Class	1.51%	3.51%	1,000.00	1,035.10	7.66
Europe 1.25x Strategy Fund
A-Class	1.68%	1.30%	1,000.00	1,013.00	8.43
C-Class	2.45%	0.94%	1,000.00	1,009.40	12.27
H-Class	1.68%	1.32%	1,000.00	1,013.20	8.43
Japan 2x Strategy Fund
A-Class	1.49%	(27.41%)	1,000.00	725.90	6.41
C-Class	2.27%	(27.69%)	1,000.00	723.10	9.75
H-Class	1.49%	(27.41%)	1,000.00	725.90	6.41
Strengthening Dollar 2x Strategy Fund
A-Class	1.83%	7.12%	1,000.00	1,071.20	9.45
C-Class	2.58%	6.74%	1,000.00	1,067.40	13.30
H-Class	1.83%	7.13%	1,000.00	1,071.30	9.45
Weakening Dollar 2x Strategy Fund
A-Class	1.79%	(10.01%)	1,000.00	899.90	8.48
C-Class	2.53%	(10.34%)	1,000.00	896.60	11.96
H-Class	1.79%	(10.00%)	1,000.00	900.00	8.48

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.51%	5.00%	$ 1,000.00	$ 1,017.40	$ 7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.50%	5.00%	1,000.00	1,017.45	7.54
S&P 500® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P MidCap 400® Pure Growth Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
S&P MidCap 400® Pure Value Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
S&P SmallCap 600® Pure Growth Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
S&P SmallCap 600® Pure Value Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
Europe 1.25x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Japan 2x Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
Strengthening Dollar 2x Strategy Fund
A-Class	1.83%	5.00%	1,000.00	1,015.81	9.20
C-Class	2.58%	5.00%	1,000.00	1,012.07	12.94
H-Class	1.83%	5.00%	1,000.00	1,015.81	9.20
Weakening Dollar 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.79%	5.00%	1,000.00	1,016.01	9.00

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2022, S&P 500® Pure Growth Fund H-Class returned 10.53%, compared with a return of 12.14% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Information Technology was the sector contributing the most to the return of the underlying index for the period, followed by Health Care and Consumer Discretionary. The Communication Services sector was the leading detractor from return, followed by the Financials sector and the Utilities sector.

Stocks contributing the most to return of the underlying index for the period were NVIDIA Corp., Fortinet, Inc., and Tesla, Inc. EPAM Systems, Inc., Moderna, Inc., and Etsy, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Fortinet, Inc.	3.3%
Tesla, Inc.	3.1%
NRG Energy, Inc.	3.1%
Diamondback Energy, Inc.	2.8%
Enphase Energy, Inc.	2.7%
NVIDIA Corp.	2.7%
Dexcom, Inc.	2.6%
SVB Financial Group	2.5%
Goldman Sachs Group, Inc.	2.5%
Devon Energy Corp.	2.4%
Top Ten Total	27.7%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	10.53%	14.46%	13.26%
A-Class Shares with sales charge‡	5.28%	13.36%	12.71%
C-Class Shares	9.71%	13.61%	12.42%
C-Class Shares with CDSC§	8.71%	13.61%	12.42%
H-Class Shares	10.53%	14.46%	13.26%
S&P 500 Pure Growth Index	12.14%	16.36%	15.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 100.0%

Technology - 30.9%
Fortinet, Inc.*	4,196	$1,433,941
NVIDIA Corp.	4,222	1,152,015
Monolithic Power Systems, Inc.	2,096	1,017,985
KLA Corp.	2,559	936,748
Advanced Micro Devices, Inc.*	8,151	891,230
Applied Materials, Inc.	6,033	795,149
Intuit, Inc.	1,516	728,953
QUALCOMM, Inc.	4,503	688,149
Teradyne, Inc.	5,668	670,128
Microsoft Corp.	2,168	668,416
Apple, Inc.	3,583	625,628
Oracle Corp.	7,483	619,069
Lam Research Corp.	1,035	556,426
ServiceNow, Inc.*	996	554,662
EPAM Systems, Inc.*	1,856	550,508
Cadence Design Systems, Inc.*	3,016	496,011
Adobe, Inc.*	1,080	492,070
MSCI, Inc. — Class A	950	477,736
Total Technology		13,354,824

Consumer, Non-cyclical - 20.2%
Dexcom, Inc.*	2,182	1,116,311
Regeneron Pharmaceuticals, Inc.*	1,321	922,613
Eli Lilly & Co.	3,166	906,648
Moderna, Inc.*	5,231	901,092
PerkinElmer, Inc.	4,775	833,047
West Pharmaceutical Services, Inc.	1,787	733,939
Gartner, Inc.*	2,287	680,291
Thermo Fisher Scientific, Inc.	1,020	602,463
Charles River Laboratories International, Inc.*	1,888	536,135
Equifax, Inc.	2,185	518,063
Bio-Techne Corp.	1,186	513,585
Align Technology, Inc.*	1,094	476,984
Total Consumer, Non-cyclical		8,741,171

Financial - 12.0%
SVB Financial Group*	1,963	1,098,200
Goldman Sachs Group, Inc.	3,254	1,074,145
Signature Bank	3,253	954,723
Discover Financial Services	8,299	914,467
Extra Space Storage, Inc. REIT	2,869	589,866
First Republic Bank	3,394	550,168
Total Financial		5,181,569

Consumer, Cyclical - 11.6%
Tesla, Inc.*	1,259	1,356,699
Tractor Supply Co.	3,856	899,875
AutoZone, Inc.*	381	778,985
Pool Corp.	1,653	698,971
O’Reilly Automotive, Inc.*	989	677,425
Lowe’s Companies, Inc.	2,905	587,362
Total Consumer, Cyclical		4,999,317

Communications - 9.1%
Arista Networks, Inc.*	6,154	855,283
Etsy, Inc.*	4,824	599,527
Alphabet, Inc. — Class A*	195	542,363
Amazon.com, Inc.*	161	524,852
Alphabet, Inc. — Class C*	181	505,531
Netflix, Inc.*	1,252	468,987
Meta Platforms, Inc. — Class A*	2,032	451,835
Total Communications		3,948,378

Energy - 7.9%
Diamondback Energy, Inc.	8,866	1,215,352
Enphase Energy, Inc.*	5,746	1,159,428
Devon Energy Corp.	17,248	1,019,874
Total Energy		3,394,654

Industrial - 5.2%
Generac Holdings, Inc.*	3,279	974,716
Expeditors International of Washington, Inc.	6,794	700,869
Old Dominion Freight Line, Inc.	1,893	565,401
Total Industrial		2,240,986

Utilities - 3.1%
NRG Energy, Inc.	35,210	1,350,656

Total Common Stocks
(Cost $33,920,231)		43,211,555

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$144,422	144,422
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	55,625	55,625
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	14,462	14,462
Total Repurchase Agreements
(Cost $214,509)		214,509

Total Investments - 100.5%
(Cost $34,134,740)		$43,426,064
Other Assets & Liabilities, net - (0.5)%		(232,402)
Total Net Assets - 100.0%		$43,193,662

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P 500® PURE GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,211,555	$—	$—	$43,211,555
Repurchase Agreements	—	214,509	—	214,509
Total Assets	$43,211,555	$214,509	$—	$43,426,064

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $33,920,231)	$43,211,555
Repurchase agreements, at value (cost $214,509)	214,509
Receivables:
Dividends	3,240
Fund shares sold	1,409
Interest	2
Total assets	43,430,715

Liabilities:
Payable for:
Fund shares redeemed	132,422
Management fees	25,482
Distribution and service fees	11,834
Transfer agent and administrative fees	9,140
Portfolio accounting fees	3,398
Trustees’ fees*	728
Miscellaneous	54,049
Total liabilities	237,053
Commitments and contingent liabilities (Note 11)	—
Net assets	$43,193,662

Net assets consist of:
Paid in capital	$36,233,492
Total distributable earnings (loss)	6,960,170
Net assets	$43,193,662

A-Class:
Net assets	$10,103,531
Capital shares outstanding	111,358
Net asset value per share	$90.73
Maximum offering price per share (Net asset value divided by 95.25%)	$95.25

C-Class:
Net assets	$5,339,116
Capital shares outstanding	70,058
Net asset value per share	$76.21

H-Class:
Net assets	$27,751,015
Capital shares outstanding	305,962
Net asset value per share	$90.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$250,815
Interest	208
Total investment income	251,023

Expenses:
Management fees	596,893
Distribution and service fees:
A-Class	36,594
C-Class	72,922
H-Class	144,140
Transfer agent and administrative fees	219,660
Portfolio accounting fees	79,585
Professional fees	26,955
Custodian fees	10,173
Trustees’ fees*	7,453
Miscellaneous	61,377
Total expenses	1,255,752
Net investment loss	(1,004,729)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,835,053
Net realized gain	5,835,053
Net change in unrealized appreciation (depreciation) on:
Investments	(869,365)
Net change in unrealized appreciation (depreciation)	(869,365)
Net realized and unrealized gain	4,965,688
Net increase in net assets resulting from operations	$3,960,959

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,004,729)	$(533,445)
Net realized gain on investments	5,835,053	5,985,795
Net change in unrealized appreciation (depreciation) on investments	(869,365)	14,848,012
Net increase in net assets resulting from operations	3,960,959	20,300,362

Distributions to shareholders:
A-Class	(437,487)	(347,944)
C-Class	(216,675)	(375,991)
H-Class	(1,874,420)	(942,938)
Total distributions to shareholders	(2,528,582)	(1,666,873)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,714,083	3,027,956
C-Class	2,618,215	3,741,861
H-Class	615,409,962	89,764,435
Distributions reinvested
A-Class	433,712	342,450
C-Class	210,233	373,797
H-Class	1,859,579	923,354
Cost of shares redeemed
A-Class	(13,936,591)	(5,118,294)
C-Class	(5,303,780)	(6,297,073)
H-Class	(612,422,244)	(105,900,746)
Net increase (decrease) from capital share transactions	2,583,169	(19,142,260)
Net increase (decrease) in net assets	4,015,546	(508,771)

Net assets:
Beginning of year	39,178,116	39,686,887
End of year	$43,193,662	$39,178,116

Capital share activity:
Shares sold
A-Class	137,027	39,994
C-Class	31,870	65,460
H-Class	6,148,120	1,203,307
Shares issued from reinvestment of distributions
A-Class	4,172	4,216
C-Class	2,402	5,402
H-Class	17,891	11,370
Shares redeemed
A-Class	(145,556)	(70,507)
C-Class	(66,615)	(98,665)
H-Class	(6,123,635)	(1,433,175)
Net increase (decrease) in shares	5,676	(272,598)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$84.03	$53.91	$65.86	$66.50	$57.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.11)	(.80)	(.29)	(.50)	(.36)
Net gain (loss) on investments (realized and unrealized)	10.27	34.07	(8.09)	3.42	12.57
Total from investment operations	9.16	33.27	(8.38)	2.92	12.21
Less distributions from:
Net realized gains	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$90.73	$84.03	$53.91	$65.86	$66.50

Total Return[b]	10.53%	61.92%	(13.76%)	4.88%	21.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,104	$9,724	$7,656	$15,456	$17,254
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.06%)	(0.43%)	(0.75%)	(0.56%)
Total expenses	1.51%	1.60%	1.63%	1.61%	1.53%
Portfolio turnover rate	727%	240%	282%	177%	215%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$71.42	$46.47	$57.65	$59.10	$52.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.55)	(1.16)	(.69)	(.90)	(.75)
Net gain (loss) on investments (realized and unrealized)	8.80	29.26	(6.92)	3.01	11.27
Total from investment operations	7.25	28.10	(7.61)	2.11	10.52
Less distributions from:
Net realized gains	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$76.21	$71.42	$46.47	$57.65	$59.10

Total Return[b]	9.71%	60.69%	(14.40%)	4.09%	20.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,339	$7,314	$6,050	$10,329	$13,442
Ratios to average net assets:
Net investment income (loss)	(1.91%)	(1.80%)	(1.18%)	(1.52%)	(1.32%)
Total expenses	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	727%	240%	282%	177%	215%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$84.00	$53.89	$65.84	$66.49	$57.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.19)	(.77)	(.29)	(.53)	(.38)
Net gain (loss) on investments (realized and unrealized)	10.35	34.03	(8.09)	3.44	12.59
Total from investment operations	9.16	33.26	(8.38)	2.91	12.21
Less distributions from:
Net realized gains	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$90.70	$84.00	$53.89	$65.84	$66.49

Total Return	10.53%	61.92%	(13.77%)	4.86%	21.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,751	$22,141	$25,981	$82,570	$109,644
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.03%)	(0.44%)	(0.79%)	(0.59%)
Total expenses	1.51%	1.61%	1.63%	1.61%	1.53%
Portfolio turnover rate	727%	240%	282%	177%	215%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended March 31, 2022, S&P 500® Pure Value Fund H-Class returned 16.26%, compared with a return of 18.36% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector was the leading contributor to performance of the underlying index for the period, followed by the Energy sector and the Health Care sector. The Consumer Discretionary sector was the leading detractor from return, followed by the Communication Services sector.

The strongest contributors to performance of the underlying index for the year included Mosaic Co., Ford Motor Co., and Archer-Daniels-Midland Co. The stocks detracting most from performance of the underlying index were Mohawk Industries, Inc., Citigroup, Inc., and General Motors Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.4%
Prudential Financial, Inc.	2.0%
Archer-Daniels-Midland Co.	1.9%
Paramount Global — Class B	1.9%
Mosaic Co.	1.8%
Cigna Corp.	1.8%
Allstate Corp.	1.8%
MetLife, Inc.	1.8%
Marathon Petroleum Corp.	1.8%
Westrock Co.	1.7%
Top Ten Total	18.9%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	16.26%	8.69%	10.84%
A-Class Shares with sales charge‡	10.74%	7.64%	10.30%
C-Class Shares	15.40%	7.88%	10.01%
C-Class Shares with CDSC§	14.40%	7.88%	10.01%
H-Class Shares	16.26%	8.70%	10.84%
S&P 500 Pure Value Index	18.36%	10.56%	12.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Financial - 31.9%
Berkshire Hathaway, Inc. — Class B*	11,431	$4,034,114
Prudential Financial, Inc.	28,964	3,422,676
Allstate Corp.	21,940	3,038,909
MetLife, Inc.	43,208	3,036,658
American International Group, Inc.	42,719	2,681,472
Loews Corp.	41,216	2,671,621
Lincoln National Corp.	40,433	2,642,701
Everest Re Group Ltd.	8,226	2,479,152
Travelers Companies, Inc.	10,834	1,979,697
Aflac, Inc.	29,823	1,920,303
Invesco Ltd.	82,892	1,911,490
Globe Life, Inc.	17,595	1,770,057
Assurant, Inc.	9,508	1,728,840
Hartford Financial Services Group, Inc.	23,716	1,703,046
Principal Financial Group, Inc.	22,808	1,674,335
Citigroup, Inc.	30,131	1,608,995
Citizens Financial Group, Inc.	33,836	1,533,786
People’s United Financial, Inc.	71,581	1,430,904
Chubb Ltd.	6,646	1,421,579
M&T Bank Corp.	7,484	1,268,538
Wells Fargo & Co.	26,022	1,261,026
KeyCorp	46,939	1,050,495
Bank of New York Mellon Corp.	19,613	973,393
State Street Corp.	10,984	956,926
W R Berkley Corp.	13,701	912,316
Huntington Bancshares, Inc.	60,120	878,954
Truist Financial Corp.	15,325	868,928
Fifth Third Bancorp	18,408	792,280
Progressive Corp.	6,817	777,070
Kimco Realty Corp. REIT	29,408	726,378
U.S. Bancorp	10,637	565,357
PNC Financial Services Group, Inc.	2,536	467,765
Total Financial		54,189,761

Consumer, Non-cyclical - 21.1%
Archer-Daniels-Midland Co.	35,657	3,218,401
Cigna Corp.	12,813	3,070,123
CVS Health Corp.	24,112	2,440,375
Centene Corp.*	27,802	2,340,650
Tyson Foods, Inc. — Class A	25,021	2,242,632
Kroger Co.	35,262	2,022,981
Kraft Heinz Co.	51,163	2,015,310
Universal Health Services, Inc. — Class B	13,703	1,986,250
Molson Coors Beverage Co. — Class B	36,004	1,921,894
Cardinal Health, Inc.	27,970	1,585,899
AmerisourceBergen Corp. — Class A	9,711	1,502,389
Anthem, Inc.	2,668	1,310,575
Viatris, Inc.	119,104	1,295,852
Henry Schein, Inc.*	13,226	1,153,175
Corteva, Inc.	19,665	1,130,344
Humana, Inc.	2,583	1,124,044
Conagra Brands, Inc.	32,944	1,105,930
Nielsen Holdings plc	34,018	926,650
J M Smucker Co.	6,082	823,564
Sysco Corp.	8,232	672,143
DaVita, Inc.*	5,901	667,462
Global Payments, Inc.	4,755	650,674
Organon & Co.	17,418	608,411
Total Consumer, Non-cyclical		35,815,728

Energy - 8.8%
Marathon Petroleum Corp.	34,953	2,988,482
Valero Energy Corp.	27,117	2,753,460
Phillips 66	25,631	2,214,262
Baker Hughes Co.	53,483	1,947,316
Marathon Oil Corp.	54,116	1,358,853
Kinder Morgan, Inc.	69,564	1,315,455
Exxon Mobil Corp.	14,249	1,176,825
Chevron Corp.	7,077	1,152,348
Total Energy		14,907,001

Consumer, Cyclical - 8.4%
Walgreens Boots Alliance, Inc.	44,082	1,973,551
BorgWarner, Inc.	39,743	1,546,003
General Motors Co.*	34,003	1,487,291
Ford Motor Co.	83,900	1,418,749
Best Buy Company, Inc.	14,113	1,282,872
Whirlpool Corp.	7,212	1,246,089
PulteGroup, Inc.	24,459	1,024,832
PVH Corp.	13,177	1,009,490
Lennar Corp. — Class A	11,390	924,526
Alaska Air Group, Inc.*	15,339	889,815
Walmart, Inc.	5,712	850,631
PACCAR, Inc.	6,907	608,300
Total Consumer, Cyclical		14,262,149

Communications - 8.1%
Paramount Global — Class B	83,485	3,156,568
DISH Network Corp. — Class A*	65,654	2,077,949
AT&T, Inc.	78,356	1,851,552
Lumen Technologies, Inc.	145,041	1,634,612
Omnicom Group, Inc.	9,559	811,368
News Corp. — Class A	33,681	746,034
Fox Corp. — Class A	16,936	668,125
Discovery, Inc. — Class C*	26,437	660,132
Verizon Communications, Inc.	12,658	644,799
T-Mobile US, Inc.*	4,269	547,926
Discovery, Inc. — Class A*,1	14,728	367,022
Fox Corp. — Class B	7,842	284,508
News Corp. — Class B	10,309	232,158
Total Communications		13,682,753

Utilities - 6.0%
Pinnacle West Capital Corp.	18,559	1,449,458
Consolidated Edison, Inc.	10,988	1,040,344
Entergy Corp.	6,878	803,006
Exelon Corp.	16,736	797,136
Atmos Energy Corp.	6,584	786,722
Evergy, Inc.	10,400	710,736
PPL Corp.	23,303	665,534
Edison International	9,053	634,615

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
American Electric Power Company, Inc.	6,304	$628,950
Sempra Energy	3,729	626,919
Duke Energy Corp.	5,354	597,828
NiSource, Inc.	18,257	580,573
DTE Energy Co.	4,349	574,981
Constellation Energy Corp.	5,579	313,819
Total Utilities		10,210,621

Industrial - 5.6%
Westrock Co.	60,159	2,829,278
FedEx Corp.	5,585	1,292,313
Huntington Ingalls Industries, Inc.	6,252	1,246,899
CH Robinson Worldwide, Inc.	10,668	1,149,050
Mohawk Industries, Inc.*	9,069	1,126,370
Raytheon Technologies Corp.	6,894	682,988
Westinghouse Air Brake Technologies Corp.	6,351	610,776
Textron, Inc.	7,667	570,271
Total Industrial		9,507,945

Basic Materials - 5.4%
Mosaic Co.	46,740	3,108,210
LyondellBasell Industries N.V. — Class A	16,749	1,722,132
Dow, Inc.	24,586	1,566,620
International Paper Co.	32,953	1,520,781
DuPont de Nemours, Inc.	10,199	750,443
Eastman Chemical Co.	4,519	506,399
Total Basic Materials		9,174,585

Technology - 4.6%
Hewlett Packard Enterprise Co.	144,731	2,418,455
DXC Technology Co.*	69,864	2,279,662
Western Digital Corp.*	23,822	1,182,762
Leidos Holdings, Inc.	9,183	991,948
Intel Corp.	10,338	512,351
Fidelity National Information Services, Inc.	4,283	430,099
Total Technology		7,815,277

Total Common Stocks
(Cost $156,161,846)		169,565,820

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$313,217	$313,217
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	120,637	120,637
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	31,366	31,366
Total Repurchase Agreements
(Cost $465,220)		465,220

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	289,958	289,958
Total Securities Lending Collateral
(Cost $289,958)		289,958

Total Investments - 100.4%
(Cost $156,917,024)		$170,320,998
Other Assets & Liabilities, net - (0.4)%		(621,740)
Total Net Assets - 100.0%		$169,699,258

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$169,565,820	$—	$—	$169,565,820
Repurchase Agreements	—	465,220	—	465,220
Securities Lending Collateral	289,958	—	—	289,958
Total Assets	$169,855,778	$465,220	$—	$170,320,998

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $275,266 of securities loaned (cost $156,451,804)	$169,855,778
Repurchase agreements, at value (cost $465,220)	465,220
Receivables:
Dividends	142,968
Fund shares sold	100,338
Securities lending income	46
Interest	3
Total assets	170,564,353

Liabilities:
Payable for:
Fund shares redeemed	361,698
Return of securities lending collateral	289,958
Management fees	84,202
Transfer agent and administrative fees	30,201
Distribution and service fees	28,982
Portfolio accounting fees	11,227
Trustees’ fees*	799
Miscellaneous	58,028
Total liabilities	865,095
Commitments and contingent liabilities (Note 11)	—
Net assets	$169,699,258

Net assets consist of:
Paid in capital	$168,617,631
Total distributable earnings (loss)	1,081,627
Net assets	$169,699,258

A-Class:
Net assets	$3,600,338
Capital shares outstanding	35,551
Net asset value per share	$101.27
Maximum offering price per share (Net asset value divided by 95.25%)	$106.32

C-Class:
Net assets	$1,484,254
Capital shares outstanding	17,728
Net asset value per share	$83.72

H-Class:
Net assets	$164,614,666
Capital shares outstanding	1,617,903
Net asset value per share	$101.75

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$1,553,567
Interest	172
Income from securities lending, net	479
Total investment income	1,554,218

Expenses:
Management fees	462,532
Distribution and service fees:
A-Class	8,019
C-Class	13,585
H-Class	142,762
Transfer agent and administrative fees	170,493
Portfolio accounting fees	61,670
Professional fees	26,256
Custodian fees	8,139
Trustees’ fees*	6,010
Line of credit fees	70
Miscellaneous	47,777
Total expenses	947,313
Net investment income	606,905

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,314,399)
Net realized loss	(3,314,399)
Net change in unrealized appreciation (depreciation) on:
Investments	7,225,634
Net change in unrealized appreciation (depreciation)	7,225,634
Net realized and unrealized gain	3,911,235
Net increase in net assets resulting from operations	$4,518,140

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$606,905	$215,028
Net realized loss on investments	(3,314,399)	(3,593,666)
Net change in unrealized appreciation (depreciation) on investments	7,225,634	9,801,986
Net increase in net assets resulting from operations	4,518,140	6,423,348

Distributions to shareholders:
A-Class	(75,017)	(18,692)
C-Class	(36,672)	(15,043)
H-Class	(281,574)	(268,123)
Total distributions to shareholders	(393,263)	(301,858)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,808,594	874,138
C-Class	897,489	4,340,519
H-Class	712,562,466	277,399,114
Distributions reinvested
A-Class	74,923	18,484
C-Class	36,338	14,913
H-Class	265,822	262,826
Cost of shares redeemed
A-Class	(2,656,107)	(835,197)
C-Class	(1,405,694)	(4,645,403)
H-Class	(604,536,533)	(234,482,610)
Net increase from capital share transactions	108,047,298	42,946,784
Net increase in net assets	112,172,175	49,068,274

Net assets:
Beginning of year	57,527,083	8,458,809
End of year	$169,699,258	$57,527,083

Capital share activity:
Shares sold
A-Class	29,283	10,614
C-Class	11,019	72,449
H-Class	7,287,372	3,827,657
Shares issued from reinvestment of distributions
A-Class	803	247
C-Class	470	238
H-Class	2,835	3,496
Shares redeemed
A-Class	(27,316)	(13,352)
C-Class	(17,930)	(80,649)
H-Class	(6,261,287)	(3,353,123)
Net increase in shares	1,025,249	467,577

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.23	$48.65	$76.07	$83.46	$76.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.89	.70	1.02	.85	.60
Net gain (loss) on investments (realized and unrealized)	13.43	40.58	(27.62)	(2.17)	7.41
Total from investment operations	14.32	41.28	(26.60)	(1.32)	8.01
Less distributions from:
Net investment income	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	(4.93)	(.70)
Total distributions	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$101.27	$89.23	$48.65	$76.07	$83.46

Total Return[b]	16.26%	85.10%	(35.38%)	(1.26%)	10.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,600	$2,925	$1,716	$3,518	$6,108
Ratios to average net assets:
Net investment income (loss)	0.94%	1.06%	1.32%	1.01%	0.74%
Total expenses	1.51%	1.60%	1.63%	1.61%	1.53%
Portfolio turnover rate	823%	1,207%	254%	190%	252%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$74.69	$41.11	$64.87	$72.64	$67.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.18	.17	.12	(.03)
Net gain (loss) on investments (realized and unrealized)	11.17	34.10	(23.11)	(1.82)	6.51
Total from investment operations	11.31	34.28	(22.94)	(1.70)	6.48
Less distributions from:
Net investment income	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	(4.93)	(.70)
Total distributions	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$83.72	$74.69	$41.11	$64.87	$72.64

Total Return[b]	15.40%	83.72%	(35.87%)	(2.00%)	9.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,484	$1,805	$1,321	$2,340	$4,058
Ratios to average net assets:
Net investment income (loss)	0.17%	0.32%	0.26%	0.17%	(0.05%)
Total expenses	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	823%	1,207%	254%	190%	252%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.64	$48.87	$76.39	$83.78	$76.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.98	.84	.96	.81	.57
Net gain (loss) on investments (realized and unrealized)	13.41	40.63	(27.66)	(2.13)	7.47
Total from investment operations	14.39	41.47	(26.70)	(1.32)	8.04
Less distributions from:
Net investment income	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	(4.93)	(.70)
Total distributions	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$101.75	$89.64	$48.87	$76.39	$83.78

Total Return	16.26%	85.15%	(35.38%)	(1.25%)	10.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$164,615	$52,797	$5,422	$43,352	$59,536
Ratios to average net assets:
Net investment income (loss)	1.01%	1.17%	1.22%	0.97%	0.70%
Total expenses	1.52%	1.58%	1.63%	1.61%	1.53%
Portfolio turnover rate	823%	1,207%	254%	190%	252%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2022, S&P MidCap 400® Pure Growth Fund H-Class returned -8.09%, compared with a return of -6.64% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector contributed the most to the return of the underlying index for the period, followed by the Materials sector. The Consumer Discretionary, Consumer Staples and Health Care sectors were the leading detractors from return.

Cleveland-Cliffs, Inc., Murphy Oil Corp., and Steel Dynamics, Inc. added the most to return of the underlying index for the year. Boston Beer Company, Inc. - Class A, Scotts Miracle-Gro - Class A, and Emergent BioSolutions, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Cleveland-Cliffs, Inc.	4.1%
Navient Corp.	2.7%
SLM Corp.	2.7%
Louisiana-Pacific Corp.	2.6%
Steel Dynamics, Inc.	2.5%
Concentrix Corp.	2.4%
Dick’s Sporting Goods, Inc.	2.3%
Jefferies Financial Group, Inc.	2.2%
Antero Midstream Corp.	2.0%
Mimecast Ltd.	1.9%
Top Ten Total	25.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(8.07%)	7.67%	7.95%
A-Class Shares with sales charge‡	(12.43%)	6.63%	7.43%
C-Class Shares	(8.76%)	6.87%	7.15%
C-Class Shares with CDSC§	(9.57%)	6.87%	7.15%
H-Class Shares	(8.09%)	7.67%	7.95%
S&P MidCap 400 Pure Growth Index	(6.64%)	9.30%	9.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financial - 20.6%
Navient Corp.	62,907	$1,071,935
SLM Corp.	57,367	1,053,258
Jefferies Financial Group, Inc.	26,540	871,839
Pinnacle Financial Partners, Inc.	6,641	611,503
Evercore, Inc. — Class A	5,443	605,915
PacWest Bancorp	13,081	564,184
Stifel Financial Corp.	7,140	484,806
East West Bancorp, Inc.	5,868	463,689
Life Storage, Inc. REIT	3,166	444,601
UMB Financial Corp.	3,874	376,398
National Storage Affiliates Trust REIT	5,985	375,619
Affiliated Managers Group, Inc.	2,652	373,799
First Financial Bankshares, Inc.	6,377	281,353
Kinsale Capital Group, Inc.	1,189	271,116
Camden Property Trust REIT	1,393	231,517
Total Financial		8,081,532

Consumer, Cyclical - 18.3%
Dick’s Sporting Goods, Inc.[1]	8,879	888,078
Williams-Sonoma, Inc.	4,176	605,520
Tempur Sealy International, Inc.	19,749	551,392
Fox Factory Holding Corp.*	5,269	516,098
Crocs, Inc.*	6,380	487,432
Mattel, Inc.*	19,511	433,339
Deckers Outdoor Corp.*	1,462	400,252
GameStop Corp. — Class A*,1	2,258	376,138
Five Below, Inc.*	2,241	354,907
Boyd Gaming Corp.	5,323	350,147
YETI Holdings, Inc.*	5,830	349,683
Churchill Downs, Inc.	1,564	346,864
Wingstop, Inc.	2,613	306,635
Avient Corp.	6,181	296,688
Scientific Games Corp. — Class A*	4,779	280,766
Brunswick Corp.	3,136	253,671
Scotts Miracle-Gro Co. — Class A	1,686	207,311
RH*	507	165,328
Total Consumer, Cyclical		7,170,249

Consumer, Non-cyclical - 17.3%
Tenet Healthcare Corp.*	7,752	666,362
Medpace Holdings, Inc.*	3,359	549,499
Option Care Health, Inc.*	18,545	529,645
Tandem Diabetes Care, Inc.*	4,522	525,863
Repligen Corp.*	2,596	488,282
Avis Budget Group, Inc.*	1,642	432,339
FTI Consulting, Inc.*	2,416	379,843
Neurocrine Biosciences, Inc.*	3,793	355,594
STAAR Surgical Co.*	4,056	324,115
ASGN, Inc.*	2,743	320,135
GXO Logistics, Inc.*	4,452	317,606
Paylocity Holding Corp.*	1,456	299,601
Quidel Corp.*	2,588	291,047
Darling Ingredients, Inc.*	3,612	290,332
Bruker Corp.	4,358	280,219
Service Corporation International	4,029	265,189
Arrowhead Pharmaceuticals, Inc.*	5,196	238,964
Syneos Health, Inc.*	2,502	202,537
Total Consumer, Non-cyclical		6,757,172

Industrial - 13.1%
Louisiana-Pacific Corp.	16,360	1,016,283
Builders FirstSource, Inc.*	10,199	658,244
Axon Enterprise, Inc.*	3,490	480,678
Saia, Inc.*	1,695	413,275
Eagle Materials, Inc.	3,059	392,653
Trex Company, Inc.*	5,409	353,370
TopBuild Corp.*	1,649	299,112
Carlisle Companies, Inc.	1,074	264,118
Valmont Industries, Inc.	1,024	244,326
Tetra Tech, Inc.	1,283	211,618
Chart Industries, Inc.*,1	1,172	201,314
Vicor Corp.*	2,850	201,068
Watts Water Technologies, Inc. — Class A	1,411	196,962
Simpson Manufacturing Company, Inc.	1,797	195,945
Total Industrial		5,128,966

Technology - 11.3%
Concentrix Corp.	5,663	943,229
Azenta, Inc.	5,364	444,568
Teradata Corp.*	8,370	412,557
Power Integrations, Inc.	4,324	400,748
Maximus, Inc.	4,722	353,914
Digital Turbine, Inc.*	8,071	353,591
Qualys, Inc.*	2,249	320,280
Lattice Semiconductor Corp.*	4,690	285,856
Ziff Davis, Inc.*	2,737	264,887
SiTime Corp.*	973	241,129
Silicon Laboratories, Inc.*	1,485	223,047
Synaptics, Inc.*	835	166,583
Total Technology		4,410,389

Basic Materials - 8.8%
Cleveland-Cliffs, Inc.*	49,514	1,594,846
Steel Dynamics, Inc.	11,835	987,394
Olin Corp.	9,217	481,865
Valvoline, Inc.	11,610	366,411
Total Basic Materials		3,430,516

Energy - 7.1%
Antero Midstream Corp.	71,035	772,151
Murphy Oil Corp.	18,678	754,404
Targa Resources Corp.	9,996	754,398
PDC Energy, Inc.	7,101	516,101
Total Energy		2,797,054

Communications - 2.8%
Mimecast Ltd.*	9,492	755,183
Calix, Inc.*	8,271	354,909
Total Communications		1,110,092

Total Common Stocks
(Cost $34,618,203)		38,885,970

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$227,100	$227,100
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	87,469	87,469
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	22,742	22,742
Total Repurchase Agreements
(Cost $337,311)		337,311

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	1,156,329	1,156,329
Total Securities Lending Collateral
(Cost $1,156,329)		1,156,329

Total Investments - 103.2%
(Cost $36,111,843)		$40,379,610
Other Assets & Liabilities, net - (3.2)%		(1,235,945)
Total Net Assets - 100.0%		$39,143,665

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,885,970	$—	$—	$38,885,970
Repurchase Agreements	—	337,311	—	337,311
Securities Lending Collateral	1,156,329	—	—	1,156,329
Total Assets	$40,042,299	$337,311	$—	$40,379,610

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $1,099,039 of securities loaned (cost $35,774,532)	$40,042,299
Repurchase agreements, at value (cost $337,311)	337,311
Receivables:
Dividends	21,770
Securities lending income	261
Fund shares sold	259
Interest	3
Total assets	40,401,903

Liabilities:
Payable for:
Return of securities lending collateral	1,156,329
Management fees	26,622
Distribution and service fees	10,203
Transfer agent and administrative fees	9,548
Fund shares redeemed	6,222
Portfolio accounting fees	3,550
Trustees’ fees*	601
Miscellaneous	45,163
Total liabilities	1,258,238
Commitments and contingent liabilities (Note 11)	—
Net assets	$39,143,665

Net assets consist of:
Paid in capital	$33,364,164
Total distributable earnings (loss)	5,779,501
Net assets	$39,143,665

A-Class:
Net assets	$7,895,434
Capital shares outstanding	147,674
Net asset value per share	$53.47
Maximum offering price per share (Net asset value divided by 95.25%)	$56.14

C-Class:
Net assets	$2,023,150
Capital shares outstanding	47,297
Net asset value per share	$42.78

H-Class:
Net assets	$29,225,081
Capital shares outstanding	545,819
Net asset value per share	$53.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$242,736
Interest	142
Income from securities lending, net	989
Total investment income	243,867

Expenses:
Management fees	444,634
Distribution and service fees:
A-Class	26,565
C-Class	30,512
H-Class	114,019
Transfer agent and administrative fees	165,731
Portfolio accounting fees	59,284
Professional fees	22,639
Trustees’ fees*	8,816
Custodian fees	8,080
Line of credit fees	26
Miscellaneous	37,809
Total expenses	918,115
Net investment loss	(674,248)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,101,534
Net realized gain	9,101,534
Net change in unrealized appreciation (depreciation) on:
Investments	(12,682,247)
Net change in unrealized appreciation (depreciation)	(12,682,247)
Net realized and unrealized loss	(3,580,713)
Net decrease in net assets resulting from operations	$(4,254,961)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(674,248)	$(723,024)
Net realized gain on investments	9,101,534	13,406,949
Net change in unrealized appreciation (depreciation) on investments	(12,682,247)	23,828,110
Net increase (decrease) in net assets resulting from operations	(4,254,961)	36,512,035

Distributions to shareholders:
A-Class	(1,107,287)	(92,247)
C-Class	(353,420)	(79,217)
H-Class	(4,816,461)	(619,526)
Total distributions to shareholders	(6,277,168)	(790,990)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,342,069	5,361,892
C-Class	359,455	2,087,074
H-Class	28,660,742	219,371,534
Distributions reinvested
A-Class	1,084,346	90,297
C-Class	340,900	77,936
H-Class	4,776,710	615,438
Cost of shares redeemed
A-Class	(3,884,349)	(3,203,286)
C-Class	(2,119,462)	(5,492,423)
H-Class	(46,760,566)	(225,113,804)
Net decrease from capital share transactions	(16,200,155)	(6,205,342)
Net increase (decrease) in net assets	(26,732,284)	29,515,703

Net assets:
Beginning of year	65,875,949	36,360,246
End of year	$39,143,665	$65,875,949

Capital share activity:
Shares sold
A-Class	20,907	101,948
C-Class	6,579	49,253
H-Class	500,527	4,529,915
Shares issued from reinvestment of distributions
A-Class	18,230	1,559
C-Class	7,147	1,626
H-Class	80,186	10,613
Shares redeemed
A-Class	(65,813)	(64,073)
C-Class	(41,414)	(116,347)
H-Class	(816,439)	(4,582,472)
Net decrease in shares	(290,090)	(67,978)

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$64.65	$33.77	$45.88	$54.96	$50.84
Income (loss) from investment operations:
Net investment income (loss)[a]	(.69)	(.57)	(.32)	(.30)	(.41)
Net gain (loss) on investments (realized and unrealized)	(3.86)	32.09	(11.79)	(2.39)	8.09
Total from investment operations	(4.55)	31.52	(12.11)	(2.69)	7.68
Less distributions from:
Net realized gains	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$53.47	$64.65	$33.77	$45.88	$54.96

Total Return[b]	(8.07%)	93.55%	(26.39%)	(4.19%)	15.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,895	$11,272	$4,556	$10,681	$11,327
Ratios to average net assets:
Net investment income (loss)	(1.09%)	(1.08%)	(0.72%)	(0.59%)	(0.77%)
Total expenses	1.51%	1.59%	1.63%	1.62%	1.53%
Portfolio turnover rate	125%	407%	190%	165%	160%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.41	$28.17	$38.56	$47.66	$44.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.78)	(.54)	(.62)	(.71)
Net gain (loss) on investments (realized and unrealized)	(3.04)	26.66	(9.85)	(2.09)	7.10
Total from investment operations	(4.00)	25.88	(10.39)	(2.71)	6.39
Less distributions from:
Net realized gains	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$42.78	$53.41	$28.17	$38.56	$47.66

Total Return[b]	(8.76%)	92.12%	(26.95%)	(4.90%)	14.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,023	$4,005	$3,956	$8,609	$14,046
Ratios to average net assets:
Net investment income (loss)	(1.85%)	(1.82%)	(1.47%)	(1.37%)	(1.49%)
Total expenses	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	125%	407%	190%	165%	160%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$64.74	$33.82	$45.94	$55.03	$50.89
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.56)	(.31)	(.34)	(.40)
Net gain (loss) on investments (realized and unrealized)	(3.87)	32.12	(11.81)	(2.36)	8.10
Total from investment operations	(4.57)	31.56	(12.12)	(2.70)	7.70
Less distributions from:
Net realized gains	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$53.54	$64.74	$33.82	$45.94	$55.03

Total Return	(8.09%)	93.53%	(26.38%)	(4.19%)	15.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,225	$50,599	$27,848	$47,929	$73,714
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.06%)	(0.71%)	(0.64%)	(0.74%)
Total expenses	1.51%	1.59%	1.63%	1.61%	1.53%
Portfolio turnover rate	125%	407%	190%	165%	160%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended March 31, 2022, S&P MidCap 400® Pure Value Fund H-Class returned 6.68%, compared with a return of 8.63% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Financials sector contributed the most to the return of the underlying index for the period, followed by the Materials and the Industrials sectors. The Consumer Discretionary sector was the leading detractor from return, followed by the Information Technology sector and the Communication Services sector.

United States Steel Corp., Navient Corp., and Unum Group added the most to return of the underlying index for the year. Foot Locker, Inc., Thor Industries, Inc., and KB Home detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
United States Steel Corp.	3.5%
Unum Group	2.9%
HF Sinclair Corp.	2.5%
Reinsurance Group of America, Inc. — Class A	2.2%
Avnet, Inc.	2.2%
Xerox Holdings Corp.	2.0%
Kohl’s Corp.	1.9%
CNO Financial Group, Inc.	1.8%
Commercial Metals Co.	1.8%
Alleghany Corp.	1.8%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	6.67%	8.87%	9.90%
A-Class Shares with sales charge‡	1.60%	7.82%	9.37%
C-Class Shares	5.86%	8.06%	9.08%
C-Class Shares with CDSC§	4.88%	8.06%	9.08%
H-Class Shares	6.68%	8.86%	9.90%
S&P MidCap 400 Pure Value Index	8.63%	11.19%	12.32%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

36 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 30.1%
Unum Group	27,239	$858,301
Reinsurance Group of America, Inc. — Class A	6,101	667,816
CNO Financial Group, Inc.	22,081	554,012
Alleghany Corp.*	634	536,998
Kemper Corp.	8,979	507,673
Old Republic International Corp.	17,305	447,680
Mercury General Corp.	7,922	435,710
Voya Financial, Inc.	6,084	403,674
Hanover Insurance Group, Inc.	2,437	364,380
First Horizon Corp.	13,777	323,622
FNB Corp.	22,826	284,184
Associated Banc-Corp.	12,341	280,881
SL Green Realty Corp. REIT	3,266	265,134
Fulton Financial Corp.	15,719	261,250
Alliance Data Systems Corp.	4,600	258,290
MGIC Investment Corp.	18,826	255,092
Texas Capital Bancshares, Inc.*	4,037	231,360
New York Community Bancorp, Inc.	21,447	229,912
Cadence Bank	7,391	216,261
United Bankshares, Inc.	5,543	193,340
Essent Group Ltd.	4,616	190,225
Selective Insurance Group, Inc.	2,109	188,460
Prosperity Bancshares, Inc.	2,535	175,878
Old National Bancorp	10,186	166,847
International Bancshares Corp.	3,803	160,525
RenaissanceRe Holdings Ltd.	988	156,608
Washington Federal, Inc.	4,587	150,545
Valley National Bancorp	10,729	139,691
Sabra Health Care REIT, Inc.	9,058	134,873
Total Financial		9,039,222

Consumer, Cyclical - 23.2%
Kohl’s Corp.	9,594	580,053
Lithia Motors, Inc. — Class A	1,482	444,778
Taylor Morrison Home Corp. — Class A*	16,053	436,963
Univar Solutions, Inc.*	13,042	419,170
Adient plc*	9,846	401,422
Gap, Inc.	24,948	351,268
Foot Locker, Inc.	10,966	325,252
KB Home	9,916	321,080
Thor Industries, Inc.	4,015	315,980
Dana, Inc.	17,974	315,803
Tri Pointe Homes, Inc.*	15,349	308,208
Goodyear Tire & Rubber Co.*	21,335	304,877
Macy’s, Inc.	12,475	303,891
Murphy USA, Inc.	1,343	268,546
Lear Corp.	1,853	264,219
Urban Outfitters, Inc.*	9,438	236,988
Nu Skin Enterprises, Inc. — Class A	4,856	232,505
JetBlue Airways Corp.*	15,197	227,195
Nordstrom, Inc.	7,001	189,797
Callaway Golf Co.*	7,353	172,207
Toll Brothers, Inc.	3,481	163,677
BJ’s Wholesale Club Holdings, Inc.*	2,172	146,849
MillerKnoll, Inc.	3,791	131,017
Harley-Davidson, Inc.	3,028	119,303
Total Consumer, Cyclical		6,981,048

Industrial - 16.8%
Avnet, Inc.	16,162	656,015
Arrow Electronics, Inc.*	3,655	433,593
Ryder System, Inc.	5,103	404,821
Greif, Inc. — Class A	5,896	383,594
TD SYNNEX Corp.	3,576	369,079
Worthington Industries, Inc.	6,417	329,898
AGCO Corp.	1,705	248,981
Fluor Corp.*,1	8,579	246,131
Vishay Intertechnology, Inc.	11,293	221,343
MDU Resources Group, Inc.	7,638	203,553
XPO Logistics, Inc.*	2,498	181,855
Owens Corning	1,950	178,425
EMCOR Group, Inc.	1,474	166,017
Kirby Corp.*	2,286	165,026
Silgan Holdings, Inc.	3,276	151,449
EnerSys	1,824	136,016
Oshkosh Corp.	1,318	132,657
Terex Corp.	3,304	117,820
Knight-Swift Transportation Holdings, Inc.	2,255	113,787
Werner Enterprises, Inc.	2,460	100,860
Timken Co.	1,543	93,660
Total Industrial		5,034,580

Consumer, Non-cyclical - 8.5%
Graham Holdings Co. — Class B	774	473,278
Sprouts Farmers Market, Inc.*	12,408	396,808
ManpowerGroup, Inc.	4,038	379,249
Performance Food Group Co.*	6,990	355,861
Patterson Companies, Inc.	9,745	315,446
Perrigo Company plc	6,890	264,783
Pilgrim’s Pride Corp.*	9,323	234,007
Ingredion, Inc.	1,457	126,977
Total Consumer, Non-cyclical		2,546,409

Basic Materials - 8.1%
United States Steel Corp.	27,747	1,047,172
Commercial Metals Co.	13,229	550,591
Reliance Steel & Aluminum Co.	2,105	385,952
Minerals Technologies, Inc.	2,940	194,481
Cabot Corp.	2,408	164,731
Chemours Co.	3,333	104,923
Total Basic Materials		2,447,850

Utilities - 4.3%
Spire, Inc.	3,699	265,440
Southwest Gas Holdings, Inc.	3,384	264,933
UGI Corp.	5,070	183,636
NorthWestern Corp.	2,827	171,005
ONE Gas, Inc.	1,581	139,508
ALLETE, Inc.	2,077	139,117
Hawaiian Electric Industries, Inc.	2,718	114,999
Total Utilities		1,278,638

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
Energy - 4.1%
HF Sinclair Corp.*	19,146	$762,968
NOV, Inc.	19,053	373,629
Equitrans Midstream Corp.	12,381	104,496
Total Energy		1,241,093

Technology - 3.7%
Xerox Holdings Corp.	29,413	593,260
Science Applications International Corp.	2,300	211,991
CACI International, Inc. — Class A*	514	154,848
Kyndryl Holdings, Inc.*	11,060	145,107
Total Technology		1,105,206

Communications - 0.7%
Viasat, Inc.*	4,178	203,886

Total Common Stocks
(Cost $28,194,932)		29,877,932

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$222,792	222,792
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	85,809	85,809
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	22,311	22,311
Total Repurchase Agreements
(Cost $330,912)		330,912

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	27,270	27,270
Total Securities Lending Collateral
(Cost $27,270)		27,270

Total Investments - 100.7%
(Cost $28,553,114)		$30,236,114
Other Assets & Liabilities, net - (0.7)%		(203,354)
Total Net Assets - 100.0%		$30,032,760

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,877,932	$—	$—	$29,877,932
Repurchase Agreements	—	330,912	—	330,912
Securities Lending Collateral	27,270	—	—	27,270
Total Assets	$29,905,202	$330,912	$—	$30,236,114

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $26,079 of securities loaned (cost $28,222,202)	$29,905,202
Repurchase agreements, at value (cost $330,912)	330,912
Cash	159
Receivables:
Fund shares sold	193,521
Dividends	23,140
Securities lending income	4
Interest	2
Total assets	30,452,940

Liabilities:
Payable for:
Securities purchased	317,411
Return of securities lending collateral	27,270
Management fees	10,784
Distribution and service fees	3,908
Transfer agent and administrative fees	3,868
Fund shares redeemed	3,611
Portfolio accounting fees	1,438
Trustees’ fees*	693
Miscellaneous	51,197
Total liabilities	420,180
Commitments and contingent liabilities (Note 11)	—
Net assets	$30,032,760

Net assets consist of:
Paid in capital	$27,678,605
Total distributable earnings (loss)	2,354,155
Net assets	$30,032,760

A-Class:
Net assets	$1,400,402
Capital shares outstanding	19,821
Net asset value per share	$70.65
Maximum offering price per share (Net asset value divided by 95.25%)	$74.17

C-Class:
Net assets	$493,137
Capital shares outstanding	8,213
Net asset value per share	$60.04

H-Class:
Net assets	$28,139,221
Capital shares outstanding	398,916
Net asset value per share	$70.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$1,500,093
Interest	143
Income from securities lending, net	397
Total investment income	1,500,633

Expenses:
Management fees	565,547
Distribution and service fees:
A-Class	4,968
C-Class	11,070
H-Class	180,780
Transfer agent and administrative fees	214,997
Portfolio accounting fees	75,406
Professional fees	57,565
Trustees’ fees*	17,306
Custodian fees	10,825
Line of credit fees	63
Miscellaneous	5,877
Total expenses	1,144,404
Net investment income	356,229

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,578,814
Net realized gain	21,578,814
Net change in unrealized appreciation (depreciation) on:
Investments	(21,123,480)
Net change in unrealized appreciation (depreciation)	(21,123,480)
Net realized and unrealized gain	455,334
Net increase in net assets resulting from operations	$811,563

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$356,229	$187,559
Net realized gain on investments	21,578,814	1,068,767
Net change in unrealized appreciation (depreciation) on investments	(21,123,480)	23,654,933
Net increase in net assets resulting from operations	811,563	24,911,259

Distributions to shareholders:
A-Class	(93,147)	(543)
C-Class	(51,807)	(537)
H-Class	(2,191,285)	(27,686)
Total distributions to shareholders	(2,336,239)	(28,766)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,769,648	1,287,192
C-Class	1,327,108	1,653,870
H-Class	185,241,615	284,454,714
Distributions reinvested
A-Class	93,147	492
C-Class	51,420	456
H-Class	2,183,880	27,659
Cost of shares redeemed
A-Class	(2,296,828)	(981,623)
C-Class	(2,546,887)	(1,321,500)
H-Class	(312,091,871)	(155,253,673)
Net increase (decrease) from capital share transactions	(126,268,768)	129,867,587
Net increase (decrease) in net assets	(127,793,444)	154,750,080

Net assets:
Beginning of year	157,826,204	3,076,124
End of year	$30,032,760	$157,826,204

Capital share activity:
Shares sold
A-Class	23,825	22,547
C-Class	20,517	32,691
H-Class	2,540,885	5,152,410
Shares issued from reinvestment of distributions
A-Class	1,336	9
C-Class	866	9
H-Class	31,387	486
Shares redeemed
A-Class	(31,957)	(20,488)
C-Class	(41,033)	(31,471)
H-Class	(4,375,648)	(3,003,708)
Net increase (decrease) in shares	(1,829,822)	2,152,485

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.16	$30.53	$51.62	$53.32	$51.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.20	.34	(.04)	.02
Net gain (loss) on investments (realized and unrealized)	4.22	39.45	(21.43)	(.17)	2.89
Total from investment operations	4.62	39.65	(21.09)	(.21)	2.91
Less distributions from:
Net investment income	(.86)	(.02)	—	(.02)	—
Net realized gains	(3.27)	—	—	(1.47)	(.98)
Total distributions	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$70.65	$70.16	$30.53	$51.62	$53.32

Total Return[b]	6.67%	129.91%	(40.86%)	(0.16%)	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,400	$1,868	$749	$1,203	$1,084
Ratios to average net assets:
Net investment income (loss)	0.55%	0.41%	0.68%	(0.07%)	0.03%
Total expenses	1.51%	1.59%	1.63%	1.62%	1.54%
Portfolio turnover rate	252%	454%	993%	558%	506%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$60.66	$26.59	$45.31	$47.35	$46.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.13)	(.05)	(.41)	(.29)
Net gain (loss) on investments (realized and unrealized)	3.64	34.22	(18.67)	(.14)	2.54
Total from investment operations	3.51	34.09	(18.72)	(.55)	2.25
Less distributions from:
Net investment income	(.86)	(.02)	—	(.02)	—
Net realized gains	(3.27)	—	—	(1.47)	(.98)
Total distributions	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$60.04	$60.66	$26.59	$45.31	$47.35

Total Return[b]	5.86%	128.24%	(41.32%)	(0.88%)	4.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$493	$1,690	$708	$1,842	$1,859
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.30%)	(0.12%)	(0.85%)	(0.62%)
Total expenses	2.26%	2.34%	2.37%	2.37%	2.28%
Portfolio turnover rate	252%	454%	993%	558%	506%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.05	$30.48	$51.54	$53.25	$51.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.31	.20	(.07)	.04
Net gain (loss) on investments (realized and unrealized)	4.27	39.28	(21.26)	(.15)	2.86
Total from investment operations	4.62	39.59	(21.06)	(.22)	2.90
Less distributions from:
Net investment income	(.86)	(.02)	—	(.02)	—
Net realized gains	(3.27)	—	—	(1.47)	(.98)
Total distributions	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$70.54	$70.05	$30.48	$51.54	$53.25

Total Return	6.68%	129.92%	(40.86%)	(0.16%)	5.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,139	$154,269	$1,618	$10,928	$7,888
Ratios to average net assets:
Net investment income (loss)	0.48%	0.51%	0.39%	(0.13%)	0.08%
Total expenses	1.51%	1.54%	1.63%	1.62%	1.53%
Portfolio turnover rate	252%	454%	993%	558%	506%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended March 31, 2022, S&P SmallCap 600® Pure Growth Fund H-Class return was -11.06%, compared with a return of -9.36% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy, Real Estate, and Industrials sectors contributed the most to the return of the underlying index for the period. The Health Care sector was the leading detractor from return, followed by the Consumer Discretionary sector and the Financials sector.

The best-performing stocks of the underlying index for the period were Civitas Resources, Inc., Stamps.com, Inc., and Matador Resources Co. The weakest performers of the underlying index were Sleep Number Corp., OptimizeRx Corp., and iRobot Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
B. Riley Financial, Inc.	1.9%
Matador Resources Co.	1.8%
Customers Bancorp, Inc.	1.6%
Encore Wire Corp.	1.5%
Fulgent Genetics, Inc.	1.5%
Innoviva, Inc.	1.4%
Kulicke & Soffa Industries, Inc.	1.4%
Dorian LPG Ltd.	1.4%
ServisFirst Bancshares, Inc.	1.3%
Flagstar Bancorp, Inc.	1.2%
Top Ten Total	15.0%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(11.08%)	6.14%	8.81%
A-Class Shares with sales charge‡	(15.30%)	5.12%	8.29%
C-Class Shares	(11.75%)	5.34%	8.00%
C-Class Shares with CDSC§	(12.29%)	5.34%	8.00%
H-Class Shares	(11.06%)	6.14%	8.81%
S&P SmallCap 600 Pure Growth Index	(9.36%)	8.06%	10.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Financial - 27.1%
B. Riley Financial, Inc.	1,410	$98,644
Customers Bancorp, Inc.*	1,599	83,372
ServisFirst Bancshares, Inc.	721	68,704
Flagstar Bancorp, Inc.	1,525	64,660
Piper Sandler Cos.	492	64,575
First BanCorp	4,863	63,803
Meta Financial Group, Inc.	1,141	62,664
St. Joe Co.	1,026	60,780
Triumph Bancorp, Inc.*	595	55,942
Enova International, Inc.*	1,363	51,753
Walker & Dunlop, Inc.	394	50,991
Innovative Industrial Properties, Inc. REIT	246	50,528
HomeStreet, Inc.	1,055	49,986
Preferred Bank/Los Angeles CA	664	49,196
Greenhill & Company, Inc.	3,172	49,071
World Acceptance Corp.*	251	48,152
Veritex Holdings, Inc.	1,219	46,529
Axos Financial, Inc.*	934	43,328
Investors Bancorp, Inc.	2,822	42,133
Virtus Investment Partners, Inc.	169	40,558
Bancorp, Inc.*	1,415	40,087
Redwood Trust, Inc. REIT	3,638	38,308
HCI Group, Inc.	526	35,863
Palomar Holdings, Inc.*	521	33,339
NexPoint Residential Trust, Inc. REIT	368	33,234
Independence Realty Trust, Inc. REIT	1,247	32,971
Brightsphere Investment Group, Inc.	1,001	24,274
Trupanion, Inc.*	204	18,180
Douglas Elliman, Inc.	984	7,183
Total Financial		1,408,808

Consumer, Non-cyclical - 25.2%
Fulgent Genetics, Inc.*	1,232	76,889
Innoviva, Inc.*	3,765	72,853
Organogenesis Holdings, Inc.*	8,174	62,286
Celsius Holdings, Inc.*	1,081	59,650
Community Health Systems, Inc.*	4,928	58,495
United Natural Foods, Inc.*	1,395	57,683
Avid Bioservices, Inc.*	2,819	57,423
Simply Good Foods Co.*	1,435	54,459
Cross Country Healthcare, Inc.*	2,283	49,473
AMN Healthcare Services, Inc.*	460	47,992
MGP Ingredients, Inc.	517	44,250
Cara Therapeutics, Inc.*	3,604	43,789
iTeos Therapeutics, Inc.*	1,286	41,383
Collegium Pharmaceutical, Inc.*	1,929	39,275
Joint Corp.*	1,066	37,726
Coca-Cola Consolidated, Inc.	71	35,276
Ligand Pharmaceuticals, Inc. — Class B*	311	34,984
Heidrick & Struggles International, Inc.	863	34,157
Vericel Corp.*	861	32,907
Korn Ferry	493	32,015
AngioDynamics, Inc.*	1,434	30,888
uniQure N.V.*	1,681	30,376
Inter Parfums, Inc.	342	30,113
CorVel Corp.*	165	27,793
Medifast, Inc.	158	26,983
Supernus Pharmaceuticals, Inc.*	792	25,597
Vector Group Ltd.	1,968	23,695
Endo International plc*	9,494	21,931
Omnicell, Inc.*	169	21,884
BioLife Solutions, Inc.*	846	19,230
Alarm.com Holdings, Inc.*	265	17,612
RadNet, Inc.*	746	16,688
Xencor, Inc.*	619	16,515
Heska Corp.*	101	13,966
Zynex, Inc.[1]	1,949	12,142
Total Consumer, Non-cyclical		1,308,378

Consumer, Cyclical - 13.4%
XPEL, Inc.*	1,137	59,818
Hibbett, Inc.	1,256	55,691
Vista Outdoor, Inc.*	1,468	52,393
MarineMax, Inc.*	1,224	49,278
OptimizeRx Corp.*	1,256	47,364
Signet Jewelers Ltd.	639	46,455
Century Communities, Inc.	854	45,748
Boot Barn Holdings, Inc.*	470	44,551
Shoe Carnival, Inc.	1,516	44,207
Movado Group, Inc.	1,063	41,510
LGI Homes, Inc.*	363	35,458
Buckle, Inc.	967	31,950
Barnes & Noble Education, Inc.*	8,908	31,891
Sleep Number Corp.*	589	29,868
Cavco Industries, Inc.*	106	25,530
Children’s Place, Inc.*	461	22,727
Installed Building Products, Inc.	208	17,574
Gentherm, Inc.*	205	14,973
Total Consumer, Cyclical		696,986

Industrial - 12.4%
Encore Wire Corp.	678	77,339
Dorian LPG Ltd.	5,006	72,537
Matson, Inc.	515	62,119
MYR Group, Inc.*	591	55,578
UFP Industries, Inc.	674	52,006
Comfort Systems USA, Inc.	564	50,201
Mueller Industries, Inc.	915	49,566
NV5 Global, Inc.*	314	41,856
Insteel Industries, Inc.	1,129	41,762
Fabrinet*	340	35,744
ArcBest Corp.	414	33,327
Triumph Group, Inc.*	1,061	26,822
Sturm Ruger & Company, Inc.	377	26,247
Advanced Energy Industries, Inc.	248	21,348
Total Industrial		646,452

Technology - 10.5%
Kulicke & Soffa Industries, Inc.	1,300	72,826
Onto Innovation, Inc.*	705	61,257
MaxLinear, Inc. — Class A*	1,016	59,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Axcelis Technologies, Inc.*	535	$40,409
Veeco Instruments, Inc.*	1,476	40,132
Rambus, Inc.*	1,126	35,908
Ultra Clean Holdings, Inc.*	832	35,269
Diodes, Inc.*	405	35,231
ExlService Holdings, Inc.*	204	29,227
3D Systems Corp.*	1,605	26,772
Diebold Nixdorf, Inc.*	3,325	22,377
SPS Commerce, Inc.*	169	22,173
Donnelley Financial Solutions, Inc.*	651	21,652
Apollo Medical Holdings, Inc.*	439	21,278
TTEC Holdings, Inc.	250	20,630
Total Technology		544,425

Communications - 5.3%
TechTarget, Inc.*	783	63,642
Perficient, Inc.*	398	43,816
Thryv Holdings, Inc.*	1,196	33,631
Extreme Networks, Inc.*	2,351	28,706
Liquidity Services, Inc.*	1,674	28,659
Vonage Holdings Corp.*	1,089	22,096
Shutterstock, Inc.	226	21,036
Harmonic, Inc.*	2,181	20,261
ADTRAN, Inc.	887	16,365
Total Communications		278,212

Energy - 4.7%
Matador Resources Co.	1,777	94,145
Civitas Resources, Inc.	946	56,486
Callon Petroleum Co.*	760	44,901
SM Energy Co.	788	30,693
Ranger Oil Corp. — Class A*	606	20,925
Total Energy		247,150

Basic Materials - 0.8%
Rogers Corp.*	105	28,529
Balchem Corp.	109	14,900
Total Basic Materials		43,429

Total Common Stocks
(Cost $4,802,339)		5,173,840

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	$31,339	31,339
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	12,070	12,070
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	3,138	3,138
Total Repurchase Agreements
(Cost $46,547)		46,547

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[4]	3,113	3,113
Total Securities Lending Collateral
(Cost $3,113)		3,113

Total Investments - 100.4%
(Cost $4,851,999)		$5,223,500
Other Assets & Liabilities, net - (0.4)%		(21,772)
Total Net Assets - 100.0%		$5,201,728

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,173,840	$—	$—	$5,173,840
Repurchase Agreements	—	46,547	—	46,547
Securities Lending Collateral	3,113	—	—	3,113
Total Assets	$5,176,953	$46,547	$—	$5,223,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $3,103 of securities loaned (cost $4,805,452)	$5,176,953
Repurchase agreements, at value (cost $46,547)	46,547
Receivables:
Dividends	1,683
Fund shares sold	1,024
Securities lending income	12
Total assets	5,226,219

Liabilities:
Payable for:
Management fees	3,246
Return of securities lending collateral	3,113
Licensing fees	1,766
Distribution and service fees	1,409
Transfer agent and administrative fees	1,164
Fund shares redeemed	958
Portfolio accounting fees	433
Trustees’ fees*	183
Miscellaneous	12,219
Total liabilities	24,491
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,201,728

Net assets consist of:
Paid in capital	$5,042,154
Total distributable earnings (loss)	159,574
Net assets	$5,201,728

A-Class:
Net assets	$1,406,244
Capital shares outstanding	26,454
Net asset value per share	$53.16
Maximum offering price per share (Net asset value divided by 95.25%)	$55.81

C-Class:
Net assets	$483,437
Capital shares outstanding	11,415
Net asset value per share	$42.35

H-Class:
Net assets	$3,312,047
Capital shares outstanding	62,315
Net asset value per share	$53.15

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $50)	$59,003
Interest	33
Income from securities lending, net	2,719
Total investment income	61,755

Expenses:
Management fees	82,138
Distribution and service fees:
A-Class	5,572
C-Class	10,354
H-Class	19,219
Transfer agent and administrative fees	33,046
Portfolio accounting fees	10,951
Trustees’ fees*	5,589
Professional fees	3,862
Custodian fees	1,829
Line of credit fees	47
Miscellaneous	396
Total expenses	173,003
Net investment loss	(111,248)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,969,879
Net realized gain	5,969,879
Net change in unrealized appreciation (depreciation) on:
Investments	(6,844,889)
Net change in unrealized appreciation (depreciation)	(6,844,889)
Net realized and unrealized loss	(875,010)
Net decrease in net assets resulting from operations	$(986,258)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(111,248)	$(310,538)
Net realized gain on investments	5,969,879	6,147,682
Net change in unrealized appreciation (depreciation) on investments	(6,844,889)	7,971,113
Net increase (decrease) in net assets resulting from operations	(986,258)	13,808,257

Distributions to shareholders:
A-Class	(706,703)	—
C-Class	(332,554)	—
H-Class	(1,437,234)	—
Total distributions to shareholders	(2,476,491)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	454,336	5,066,328
C-Class	282,551	1,838,147
H-Class	74,459,393	184,102,636
Distributions reinvested
A-Class	688,403	—
C-Class	307,513	—
H-Class	1,413,171	—
Cost of shares redeemed
A-Class	(2,264,411)	(4,727,157)
C-Class	(2,016,862)	(1,154,354)
H-Class	(95,507,267)	(172,363,238)
Net increase (decrease) from capital share transactions	(22,183,173)	12,762,362
Net increase (decrease) in net assets	(25,645,922)	26,570,619

Net assets:
Beginning of year	30,847,650	4,277,031
End of year	$5,201,728	$30,847,650

Capital share activity:
Shares sold
A-Class	6,045	72,794
C-Class	3,513	30,205
H-Class	824,847	2,423,701
Shares issued from reinvestment of distributions
A-Class	11,319	—
C-Class	6,331	—
H-Class	23,239	—
Shares redeemed
A-Class	(29,551)	(60,805)
C-Class	(28,440)	(17,857)
H-Class	(1,066,823)	(2,198,078)
Net increase (decrease) in shares	(249,520)	249,960

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.23	$43.85	$65.22	$71.79	$65.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.62)	(.44)	(.70)	(.63)
Net gain (loss) on investments (realized and unrealized)	(5.41)	46.00	(20.93)	(.94)	9.35
Total from investment operations	(6.11)	45.38	(21.37)	(1.64)	8.72
Less distributions from:
Net realized gains	(29.96)	—	—	(4.93)	(2.51)
Total distributions	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$53.16	$89.23	$43.85	$65.22	$71.79

Total Return[b]	(11.08%)	103.49%	(32.77%)	(2.34%)	13.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,406	$3,448	$1,169	$2,397	$1,857
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(0.86%)	(0.69%)	(0.93%)	(0.91%)
Total expenses	1.51%	1.58%	1.63%	1.62%	1.53%
Portfolio turnover rate	707%	752%	628%	421%	643%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$77.59	$38.41	$57.57	$64.43	$59.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.17)	(.96)	(.79)	(1.16)	(.96)
Net gain (loss) on investments (realized and unrealized)	(4.11)	40.14	(18.37)	(.77)	8.35
Total from investment operations	(5.28)	39.18	(19.16)	(1.93)	7.39
Less distributions from:
Net realized gains	(29.96)	—	—	(4.93)	(2.51)
Total distributions	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$42.35	$77.59	$38.41	$57.57	$64.43

Total Return[b]	(11.75%)	102.00%	(33.28%)	(3.06%)	12.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$483	$2,329	$678	$1,252	$2,354
Ratios to average net assets:
Net investment income (loss)	(1.69%)	(1.59%)	(1.43%)	(1.70%)	(1.52%)
Total expenses	2.26%	2.33%	2.38%	2.36%	2.28%
Portfolio turnover rate	707%	752%	628%	421%	643%

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.21	$43.84	$65.21	$71.78	$65.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.81)	(.86)	(.40)	(.77)	(.55)
Net gain (loss) on investments (realized and unrealized)	(5.29)	46.23	(20.97)	(.87)	9.26
Total from investment operations	(6.10)	45.37	(21.37)	(1.64)	8.71
Less distributions from:
Net realized gains	(29.96)	—	—	(4.93)	(2.51)
Total distributions	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$53.15	$89.21	$43.84	$65.21	$71.78

Total Return	(11.06%)	103.49%	(32.77%)	(2.33%)	13.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,312	$25,071	$2,430	$7,525	$15,523
Ratios to average net assets:
Net investment income (loss)	(0.97%)	(1.05%)	(0.63%)	(0.99%)	(0.80%)
Total expenses	1.51%	1.54%	1.63%	1.61%	1.53%
Portfolio turnover rate	707%	752%	628%	421%	643%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended March 31, 2022, S&P SmallCap 600® Pure Value Fund H-Class returned 8.64%, compared with a return of 11.00 % for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Energy sector contributed the most to the return of the underlying index for the period, followed by the Industrials and the Materials sectors. The Consumer Discretionary sector was the leading detractor from return, followed by the Information Technology sector and the Communication Services sector.

The stocks contributing the most to return of the underlying index were Veritiv Corp., CONSOL Energy Inc., and Andersons, Inc. Those detracting the most from return of the underlying index were Loyalty Ventures, Inc., United Insurance Holdings Corp., and Matrix Service Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Olympic Steel, Inc.	2.0%
TimkenSteel Corp.	1.5%
Kelly Services, Inc. — Class A	1.5%
Andersons, Inc.	1.4%
United Fire Group, Inc.	1.3%
SunCoke Energy, Inc.	1.3%
Seneca Foods Corp. — Class A	1.3%
SpartanNash Co.	1.3%
Universal Corp.	1.2%
PBF Energy, Inc. — Class A	1.2%
Top Ten Total	14.0%

“Ten Largest Holdings” excludes any temporary cash investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	8.63%	6.02%	7.89%
A-Class Shares with sales charge‡	3.47%	5.00%	7.37%
C-Class Shares	7.82%	5.24%	7.10%
C-Class Shares with CDSC§	6.82%	5.24%	7.10%
H-Class Shares	8.64%	6.06%	7.91%
S&P SmallCap 600 Pure Value Index	11.00%	8.63%	10.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	March 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Consumer, Cyclical - 23.2%
ScanSource, Inc.*	6,774	$235,668
World Fuel Services Corp.	8,618	233,031
Motorcar Parts of America, Inc.*	11,914	212,427
ODP Corp.*	4,632	212,285
Vera Bradley, Inc.*	25,108	192,578
Conn’s, Inc.*	12,468	192,132
G-III Apparel Group Ltd.*	6,941	187,754
Titan International, Inc.*	12,105	178,307
PC Connection, Inc.	3,337	174,825
Cato Corp. — Class A	11,873	174,058
M/I Homes, Inc.*	3,881	172,123
Big Lots, Inc.	4,952	171,339
Meritor, Inc.*	4,646	165,258
Chico’s FAS, Inc.*	33,454	160,579
Sonic Automotive, Inc. — Class A	3,429	145,767
LL Flooring Holdings, Inc.*	10,166	142,527
Group 1 Automotive, Inc.	849	142,488
Haverty Furniture Companies, Inc.	4,958	135,948
Fossil Group, Inc.*	13,410	129,272
America’s Car-Mart, Inc.*	1,504	121,162
Ethan Allen Interiors, Inc.	4,375	114,056
MDC Holdings, Inc.	2,923	110,606
SkyWest, Inc.*	3,825	110,351
Guess?, Inc.[1]	4,857	106,125
American Axle & Manufacturing Holdings, Inc.*	13,466	104,496
Resideo Technologies, Inc.*	4,357	103,827
KAR Auction Services, Inc.*	5,740	103,607
Veritiv Corp.*	758	101,261
Fiesta Restaurant Group, Inc.*	13,358	99,851
Wabash National Corp.	6,482	96,193
PriceSmart, Inc.	1,150	90,701
Tupperware Brands Corp.*	4,609	89,645
Bed Bath & Beyond, Inc.*	3,658	82,415
Bloomin’ Brands, Inc.	3,608	79,160
Caleres, Inc.	3,810	73,647
La-Z-Boy, Inc.	2,626	69,248
Universal Electronics, Inc.*	2,059	64,323
Standard Motor Products, Inc.	1,435	61,906
Brinker International, Inc.*	1,621	61,857
El Pollo Loco Holdings, Inc.*	5,125	59,553
Zumiez, Inc.*	1,261	48,183
Total Consumer, Cyclical		5,310,539

Financial - 22.1%
United Fire Group, Inc.	9,898	307,531
Realogy Holdings Corp.*	16,441	257,795
StoneX Group, Inc.*	3,398	252,233
Genworth Financial, Inc. — Class A*	65,845	248,894
SiriusPoint Ltd.*	33,210	248,411
GEO Group, Inc. REIT*	34,718	229,486
Universal Insurance Holdings, Inc.	16,373	220,872
American Equity Investment Life Holding Co.	5,048	201,466
Mr Cooper Group, Inc.*	4,317	197,157
EZCORP, Inc. — Class A*	28,749	173,644
ProAssurance Corp.	6,139	165,016
Horace Mann Educators Corp.	3,822	159,874
Employers Holdings, Inc.	3,267	134,012
Safety Insurance Group, Inc.	1,240	112,654
Heritage Financial Corp.	4,104	102,846
Hope Bancorp, Inc.	6,249	100,484
Ready Capital Corp. REIT	6,392	96,263
PennyMac Mortgage Investment Trust REIT	5,331	90,040
Diversified Healthcare Trust REIT	27,882	89,222
Two Harbors Investment Corp. REIT	15,954	88,226
New York Mortgage Trust, Inc. REIT	22,618	82,556
Apollo Commercial Real Estate Finance, Inc. REIT	5,871	81,783
Franklin Street Properties Corp. REIT	13,749	81,119
First Financial Bancorp	3,456	79,661
Renasant Corp.	2,321	77,637
Allegiance Bancshares, Inc.	1,721	76,894
Granite Point Mortgage Trust, Inc. REIT	6,872	76,417
S&T Bancorp, Inc.	2,565	75,873
Franklin BSP Realty Trust, Inc. REIT	5,343	74,695
ARMOUR Residential REIT, Inc.	8,547	71,795
Columbia Banking System, Inc.	2,176	70,220
Northwest Bancshares, Inc.	4,858	65,631
Berkshire Hills Bancorp, Inc.	2,247	65,096
NMI Holdings, Inc. — Class A*	3,114	64,211
Trustmark Corp.	2,087	63,424
TrustCo Bank Corporation NY	1,930	61,625
Office Properties Income Trust REIT	2,349	60,440
Simmons First National Corp. — Class A	2,200	57,684
PRA Group, Inc.*	1,233	55,584
BankUnited, Inc.	1,251	54,994
eHealth, Inc.*	3,873	48,064
Invesco Mortgage Capital, Inc. REIT	20,917	47,691
RE/MAX Holdings, Inc. — Class A	1,648	45,699
Orion Office REIT, Inc.	3,094	43,316
Total Financial		5,058,235

Consumer, Non-cyclical - 16.9%
Kelly Services, Inc. — Class A	15,341	332,746
Andersons, Inc.	6,420	322,669
Seneca Foods Corp. — Class A*	5,762	296,973
SpartanNash Co.	8,969	295,887
Universal Corp.	4,861	282,278
Fresh Del Monte Produce, Inc.	9,522	246,715
Aaron’s Company, Inc.	10,573	212,306
TreeHouse Foods, Inc.*	5,137	165,720
Perdoceo Education Corp.*	13,166	151,146
TrueBlue, Inc.*	5,107	147,541
Strategic Education, Inc.	2,141	142,120
American Public Education, Inc.*	6,563	139,398
CoreCivic, Inc.*	12,444	138,999
ABM Industries, Inc.	2,928	134,805
Owens & Minor, Inc.	2,522	111,019
Quanex Building Products Corp.	4,721	99,094
Covetrus, Inc.*	5,880	98,725

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Hostess Brands, Inc.*	4,070	$89,296
Select Medical Holdings Corp.	3,450	82,766
Resources Connection, Inc.	4,548	77,953
Adtalem Global Education, Inc.*	2,198	65,302
Central Garden & Pet Co. — Class A*	1,453	59,253
Emergent BioSolutions, Inc.*	1,226	50,340
Edgewell Personal Care Co.	1,370	50,238
Deluxe Corp.	1,420	42,941
Central Garden & Pet Co.*	356	15,650
Total Consumer, Non-cyclical		3,851,880

Industrial - 14.5%
Olympic Steel, Inc.	11,802	453,905
TimkenSteel Corp.*	15,335	335,530
Sanmina Corp.*	5,580	225,544
Benchmark Electronics, Inc.	8,995	225,235
AAR Corp.*	4,534	219,582
Atlas Air Worldwide Holdings, Inc.*	2,507	216,530
TTM Technologies, Inc.*	12,912	191,356
Greenbrier Companies, Inc.	3,672	189,145
Tredegar Corp.	11,687	140,127
Powell Industries, Inc.	6,470	125,647
DXP Enterprises, Inc.*	4,532	122,772
Moog, Inc. — Class A	1,312	115,193
American Woodmark Corp.*	2,120	103,774
Granite Construction, Inc.	3,153	103,419
Harsco Corp.*	7,873	96,365
O-I Glass, Inc.*	7,165	94,435
Griffon Corp.	4,268	85,488
Hub Group, Inc. — Class A*	944	72,886
Matthews International Corp. — Class A	2,246	72,680
Arcosa, Inc.	1,045	59,826
Plexus Corp.*	714	58,412
Total Industrial		3,307,851

Energy - 9.5%
SunCoke Energy, Inc.	33,910	302,138
PBF Energy, Inc. — Class A*	11,457	279,207
US Silica Holdings, Inc.*	12,372	230,861
Helix Energy Solutions Group, Inc.*	41,423	198,002
Renewable Energy Group, Inc.*	2,715	164,665
Oil States International, Inc.*	20,805	144,595
NOW, Inc.*	12,127	133,761
CONSOL Energy, Inc.*	3,106	116,879
Bristow Group, Inc.*	2,693	99,856
Nabors Industries Ltd.*	633	96,672
ProPetro Holding Corp.*	6,852	95,448
Oceaneering International, Inc.*	5,948	90,172
REX American Resources Corp.*	904	90,038
FutureFuel Corp.	8,156	79,358
Archrock, Inc.	6,342	58,537
Total Energy		2,180,189

Basic Materials - 7.7%
Mercer International, Inc.	19,872	$277,214
Rayonier Advanced Materials, Inc.*	33,325	218,945
Unifi, Inc.*	10,213	184,855
American Vanguard Corp.	8,207	166,766
Koppers Holdings, Inc.	5,624	154,773
Trinseo plc	3,095	148,313
Schweitzer-Mauduit International, Inc.	4,191	115,253
Sylvamo Corp.*	3,206	106,696
Clearwater Paper Corp.*	3,416	95,750
Carpenter Technology Corp.	2,192	92,020
Glatfelter Corp.	6,570	81,337
Kaiser Aluminum Corp.	613	57,720
Arconic Corp.*	1,888	48,370
Total Basic Materials		1,748,012

Communications - 3.2%
Telephone & Data Systems, Inc.	12,377	233,678
NETGEAR, Inc.*	6,559	161,876
AMC Networks, Inc. — Class A*	3,819	155,166
Scholastic Corp.	2,390	96,269
ATN International, Inc.	2,358	94,037
Total Communications		741,026

Technology - 2.2%
Insight Enterprises, Inc.*	1,183	126,959
Photronics, Inc.*	6,164	104,603
Consensus Cloud Solutions, Inc.*	1,694	101,860
Loyalty Ventures, Inc.*	5,420	89,593
Ebix, Inc.	2,612	86,588
Total Technology		509,603

Total Common Stocks
(Cost $19,795,472)		22,707,335

SECURITIES LENDING COLLATERAL†,2 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[3]	146,289	146,289
Total Securities Lending Collateral
(Cost $146,289)		146,289

Total Investments - 99.9%
(Cost $19,941,761)		$22,853,624
Other Assets & Liabilities, net - 0.1%		19,694
Total Net Assets - 100.0%		$22,873,318

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,707,335	$—	$—	$22,707,335
Securities Lending Collateral	146,289	—	—	146,289
Total Assets	$22,853,624	$—	$—	$22,853,624

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $137,480 of securities loaned (cost $19,941,761)	$22,853,624
Cash	643
Receivables:
Fund shares sold	228,173
Dividends	52,697
Securities lending income	59
Total assets	23,135,196

Liabilities:
Line of credit	35,000
Payable for:
Return of securities lending collateral	146,289
Management fees	21,586
Fund shares redeemed	11,657
Transfer agent and administrative fees	7,742
Distribution and service fees	7,294
Portfolio accounting fees	2,878
Trustees’ fees*	401
Miscellaneous	29,031
Total liabilities	261,878
Commitments and contingent liabilities (Note 11)	—
Net assets	$22,873,318

Net assets consist of:
Paid in capital	$38,562,656
Total distributable earnings (loss)	(15,689,338)
Net assets	$22,873,318

A-Class:
Net assets	$4,731,901
Capital shares outstanding	25,931
Net asset value per share	$182.48
Maximum offering price per share (Net asset value divided by 95.25%)	$191.58

C-Class:
Net assets	$140,094
Capital shares outstanding	917
Net asset value per share	$152.84

H-Class:
Net assets	$18,001,323
Capital shares outstanding	98,885
Net asset value per share	$182.04

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $509)	$439,482
Interest	93
Income from securities lending, net	747
Total investment income	440,322

Expenses:
Management fees	270,845
Distribution and service fees:
A-Class	6,298
C-Class	8,556
H-Class	81,845
Transfer agent and administrative fees	102,933
Portfolio accounting fees	36,113
Professional fees	29,490
Trustees’ fees*	8,361
Custodian fees	5,276
Line of credit fees	55
Miscellaneous	1,243
Total expenses	551,015
Net investment loss	(110,693)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,306,876)
Net realized loss	(4,306,876)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,363,990)
Net change in unrealized appreciation (depreciation)	(1,363,990)
Net realized and unrealized loss	(5,670,866)
Net decrease in net assets resulting from operations	$(5,781,559)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(110,693)	$(30,330)
Net realized loss on investments	(4,306,876)	(6,205,696)
Net change in unrealized appreciation (depreciation) on investments	(1,363,990)	4,636,470
Net decrease in net assets resulting from operations	(5,781,559)	(1,599,556)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,381,306	2,465,579
C-Class	1,136,324	1,663,534
H-Class	285,628,661	203,832,028
Cost of shares redeemed
A-Class	(3,042,008)	(1,084,818)
C-Class	(2,532,690)	(1,347,358)
H-Class	(297,130,146)	(166,730,073)
Net increase (decrease) from capital share transactions	(11,558,553)	38,798,892
Net increase (decrease) in net assets	(17,340,112)	37,199,336

Net assets:
Beginning of year	40,213,430	3,014,094
End of year	$22,873,318	$40,213,430

Capital share activity:
Shares sold
A-Class	23,898	15,794
C-Class	7,635	14,505
H-Class	1,567,541	1,508,948
Shares redeemed
A-Class	(17,268)	(10,365)
C-Class	(17,106)	(14,088)
H-Class	(1,680,517)	(1,319,497)
Net increase (decrease) in shares	(115,817)	195,297

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$167.98	$67.45	$129.32	$138.22	$136.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.14)	(.50)	.30	(.40)
Net gain (loss) on investments (realized and unrealized)	14.84 [d]	100.67 [d]	(61.37)	(9.20)	2.40
Total from investment operations	14.50	100.53	(61.87)	(8.90)	2.00
Net asset value, end of period	$182.48	$167.98	$67.45	$129.32	$138.22

Total Return[b]	8.63%	149.04%	(47.83%)	(6.44%)	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,732	$3,242	$936	$1,329	$762
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.31%)	(0.42%)	0.21%	(0.30%)
Total expenses	1.51%	1.59%	1.63%	1.62%	1.53%
Portfolio turnover rate	892%	1,503%	1,104%	534%	1,832%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$141.75	$57.31	$110.69	$119.22	$118.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.65)	(.40)	(1.25)	(.65)	(1.05)
Net gain (loss) on investments (realized and unrealized)	12.74 [d]	84.84 [d]	(52.13)	(7.88)	1.87
Total from investment operations	11.09	84.44	(53.38)	(8.53)	.82
Net asset value, end of period	$152.84	$141.75	$57.31	$110.69	$119.22

Total Return[b]	7.82%	147.34%	(48.24%)	(7.13%)	0.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140	$1,472	$571	$1,055	$1,532
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.07%)	(1.20%)	(0.53%)	(0.90%)
Total expenses	2.26%	2.34%	2.38%	2.36%	2.28%
Portfolio turnover rate	892%	1,503%	1,104%	534%	1,832%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[c]	Year Ended March 31, 2019[c]	Year Ended March 29, 2018[c]
Per Share Data
Net asset value, beginning of period	$167.56	$67.25	$129.01	$137.86	$135.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(.13)	(.55)	.10	(.45)
Net gain (loss) on investments (realized and unrealized)	15.01 [d]	100.44 [d]	(61.21)	(8.95)	2.66
Total from investment operations	14.48	100.31	(61.76)	(8.85)	2.21
Net asset value, end of period	$182.04	$167.56	$67.25	$129.01	$137.86

Total Return	8.64%	149.16%	(47.87%)	(6.42%)	1.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,001	$35,499	$1,507	$9,062	$7,595
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.18%)	(0.44%)	0.06%	(0.32%)
Total expenses	1.51%	1.55%	1.64%	1.62%	1.53%
Portfolio turnover rate	892%	1,503%	1,104%	534%	1,832%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[d]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 31, 2022, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund H-Class returned 7.00% while the underlying index returned 8.47% over the same period.

The Energy sector contributed the most to the return of the underlying index for the period, followed by the Consumer Staples and the Materials sectors. The Consumer Discretionary sector was the leading detractor from return, followed by the Utilities sector and the Industrials sector.

The stocks contributing the most to performance of the underlying index were ASML Holding N.V. – Class G, Linde Plc., and TotalEnergies SE ADR. Those detracting the most from return of the underlying index were Prosus N.V. ADR, Koninklijke Philips N.V., and BASF SE ADR.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country Diversification

Country	% of Long-Term Investments
United Kingdom	24.8%
Switzerland	21.6%
France	20.7%
Germany	12.7%
Netherlands	10.4%
Denmark	3.6%
Spain	2.4%
Other	3.8%
100.0%

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	5.3%
Guggenheim Strategy Fund II	5.3%
Nestle S.A. ADR	1.5%
Roche Holding AG ADR	1.2%
ASML Holding N.V. — Class G	1.1%
Novartis AG ADR	0.9%
Shell plc ADR	0.9%
AstraZeneca plc ADR	0.9%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.8%
Novo Nordisk A/S ADR	0.8%
Top Ten Total	18.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	7.02%	6.45%	4.66%
A-Class Shares with sales charge‡	1.94%	5.41%	4.15%
C-Class Shares	6.21%	5.62%	3.75%
C-Class Shares with CDSC§	5.21%	5.62%	3.75%
H-Class Shares	7.00%	6.39%	4.54%
STOXX Europe 50 Index	8.47%	7.19%	5.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 21.8%

Consumer, Non-cyclical - 9.5%
Nestle S.A. ADR	611	$79,491
Roche Holding AG ADR	1,220	60,280
Novartis AG ADR	528	46,332
AstraZeneca plc ADR	676	44,846
Novo Nordisk A/S ADR	361	40,089
Unilever plc ADR	572	26,066
Sanofi ADR	498	25,567
Diageo plc ADR	125	25,392
GlaxoSmithKline plc ADR	546	23,784
L’Oreal S.A. ADR	264	21,157
British American Tobacco plc ADR	456	19,225
Bayer AG ADR	851	14,569
RELX plc ADR	433	13,466
Adyen N.V. ADR*	620	12,258
Reckitt Benckiser Group plc ADR	789	12,182
EssilorLuxottica S.A. ADR[1]	131	11,991
Anheuser-Busch InBev S.A. ADR[1]	194	11,652
Total Consumer, Non-cyclical		488,347

Financial - 2.7%
HSBC Holdings plc ADR[1]	890	30,456
Allianz SE ADR	889	21,140
Zurich Insurance Group AG ADR	326	16,046
UBS Group AG	733	14,323
BNP Paribas S.A. ADR	495	14,112
AXA S.A. ADR	446	13,010
Banco Santander S.A. ADR	3,804	12,858
Intesa Sanpaolo SpA ADR	659	9,035
Prudential plc ADR[1]	297	8,785
Total Financial		139,765

Energy - 1.8%
Shell plc ADR	829	45,537
TotalEnergies SE ADR	567	28,656
BP plc ADR	706	20,757
Total Energy		94,950

Industrial - 1.8%
Siemens AG ADR	325	22,471
Schneider Electric SE ADR	619	20,910
Airbus SE ADR	506	15,291
Vinci S.A. ADR	515	13,122
ABB Ltd. ADR	343	11,092
Deutsche Post AG ADR	214	10,236
Total Industrial		93,122

Consumer, Cyclical - 1.7%
LVMH Moet Hennessy Louis Vuitton SE ADR	286	40,778
Cie Financiere Richemont S.A. ADR	1,136	14,325
Mercedes-Benz Group AG ADR[1]	729	12,757
Kering S.A. ADR	158	9,987
adidas AG ADR	78	9,112
Total Consumer, Cyclical		86,959

Technology - 1.7%
ASML Holding N.V. — Class G	88	58,778
SAP SE ADR[1]	237	26,297
Total Technology		85,075

Basic Materials - 1.6%
Linde plc	110	35,137
Rio Tinto plc ADR[1]	230	18,492
Air Liquide S.A. ADR	517	18,075
BASF SE ADR	801	11,374
Total Basic Materials		83,078

Utilities - 0.5%
Iberdrola S.A. ADR	319	13,927
Enel SpA ADR	1,701	11,312
Total Utilities		25,239

Communications - 0.5%
Deutsche Telekom AG ADR	754	14,039
Prosus N.V. ADR	949	10,335
Total Communications		24,374

Total Common Stocks
(Cost $1,052,071)		1,120,909

MUTUAL FUNDS† - 10.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	27,731	271,487
Guggenheim Strategy Fund II2	11,042	271,082
Total Mutual Funds
(Cost $549,966)		542,569

	Face Amount
U.S. TREASURY BILLS†† - 10.8%
U.S. Treasury Bills
0.12% due 05/05/22[3,4]	$558,000	557,922
Total U.S. Treasury Bills
(Cost $557,937)		557,922

REPURCHASE AGREEMENTS††,5 - 61.1%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	2,118,227	2,118,227
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	815,846	815,846
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	212,120	212,120
Total Repurchase Agreements
(Cost $3,146,193)		3,146,193

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[7]	93,377	$93,377
Total Securities Lending Collateral
(Cost $93,377)		93,377

Total Investments - 106.1%
(Cost $5,399,544)		$5,460,970
Other Assets & Liabilities, net - (6.1)%		(313,762)
Total Net Assets - 100.0%		$5,147,208

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	131	Jun 2022	$5,285,228	$207,510
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	39	Jun 2022	5,408,081	57,367

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,120,909	$—	$—	$1,120,909
Mutual Funds	542,569	—	—	542,569
U.S. Treasury Bills	—	557,922	—	557,922
Repurchase Agreements	—	3,146,193	—	3,146,193
Securities Lending Collateral	93,377	—	—	93,377
Equity Futures Contracts**	207,510	—	—	207,510
Currency Futures Contracts**	57,367	—	—	57,367
Total Assets	$2,021,732	$3,704,115	$—	$5,725,847

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$276,836	$500,000	$(500,000)	$(1,340)	$(4,414)	$271,082	11,042	$4,526
Guggenheim Ultra Short Duration Fund — Institutional Class	276,705	500,000	(500,000)	(1,210)	(4,008)	271,487	27,731	2,771
	$553,541	$1,000,000	$(1,000,000)	$(2,550)	$(8,422)	$542,569		$7,297

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $89,982 of securities loaned (cost $1,703,385)	$1,772,208
Investments in affiliated issuers, at value (cost $549,966)	542,569
Repurchase agreements, at value (cost $3,146,193)	3,146,193
Segregated cash with broker	43,182
Receivables:
Foreign tax reclaims	16,420
Dividends	4,156
Securities lending income	281
Fund shares sold	281
Interest	23
Total assets	5,525,313

Liabilities:
Overdraft due to custodian bank	627
Payable for:
Fund shares redeemed	168,491
Variation margin on futures contracts	103,164
Return of securities lending collateral	93,377
Management fees	3,987
Distribution and service fees	1,406
Transfer agent and administrative fees	1,208
Portfolio accounting fees	449
Trustees’ fees*	44
Miscellaneous	5,352
Total liabilities	378,105
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,147,208

Net assets consist of:
Paid in capital	$6,088,706
Total distributable earnings (loss)	(941,498)
Net assets	$5,147,208

A-Class:
Net assets	$481,790
Capital shares outstanding	4,761
Net asset value per share	$101.20
Maximum offering price per share (Net asset value divided by 95.25%)	$106.25

C-Class:
Net assets	$482,941
Capital shares outstanding	5,838
Net asset value per share	$82.72

H-Class:
Net assets	$4,182,477
Capital shares outstanding	41,777
Net asset value per share	$100.11

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,890)	$24,329
Dividends from securities of affiliated issuers	7,297
Interest	1,297
Income from securities lending, net	1,545
Total investment income	34,468

Expenses:
Management fees	38,929
Distribution and service fees:
A-Class	1,103
C-Class	1,201
H-Class	9,410
Transfer agent and administrative fees	11,910
Portfolio accounting fees	4,325
Registration fees	2,175
Professional fees	1,474
Custodian fees	767
Trustees’ fees*	359
Miscellaneous	3,331
Total expenses	74,984
Less:
Expenses waived by Adviser	(754)
Net expenses	74,230
Net investment loss	(39,762)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(249,930)
Investments in affiliated issuers	(2,550)
Swap agreements	73
Futures contracts	(919,986)
Foreign currency transactions	(3,754)
Net realized loss	(1,176,147)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,614
Investments in affiliated issuers	(8,422)
Futures contracts	255,095
Foreign currency translations	(89)
Net change in unrealized appreciation (depreciation)	255,198
Net realized and unrealized loss	(920,949)
Net decrease in net assets resulting from operations	$(960,711)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(39,762)	$(17,449)
Net realized gain (loss) on investments	(1,176,147)	531,423
Net change in unrealized appreciation (depreciation) on investments	255,198	(77,226)
Net increase (decrease) in net assets resulting from operations	(960,711)	436,748

Distributions to shareholders:
A-Class	—	(3,005)
C-Class	—	(864)
H-Class	—	(64,304)
Total distributions to shareholders	—	(68,173)

Capital share transactions:
Proceeds from sale of shares
A-Class	32,230,106	12,145,953
C-Class	1,637,119	758,238
H-Class	51,058,459	24,728,511
Distributions reinvested
A-Class	—	2,277
C-Class	—	864
H-Class	—	52,203
Cost of shares redeemed
A-Class	(31,654,971)	(12,156,789)
C-Class	(1,310,271)	(963,363)
H-Class	(47,533,568)	(25,112,437)
Net increase (decrease) from capital share transactions	4,426,874	(544,543)
Net increase (decrease) in net assets	3,466,163	(175,968)

Net assets:
Beginning of year	1,681,045	1,857,013
End of year	$5,147,208	$1,681,045

Capital share activity:
Shares sold
A-Class	310,146	132,762
C-Class	19,410	10,252
H-Class	490,409	294,697
Shares issued from reinvestment of distributions
A-Class	—	25
C-Class	—	12
H-Class	—	589
Shares redeemed
A-Class	(306,756)	(134,552)
C-Class	(15,390)	(13,530)
H-Class	(463,701)	(299,748)
Net increase (decrease) in shares	34,118	(9,493)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$94.56	$69.30	$85.18	$94.56	$84.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.96)	(.93)	.63	1.70	.82
Net gain (loss) on investments (realized and unrealized)	7.60 [e]	30.74	(16.07)[e]	(4.78)	8.99
Total from investment operations	6.64	29.81	(15.44)	(3.08)	9.81
Less distributions from:
Net investment income	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$101.20	$94.56	$69.30	$85.18	$94.56

Total Return[b]	7.02%	43.39%	(18.25%)	(2.32%)	11.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$482	$130	$217	$184	$401
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(1.10%)	0.72%	1.89%	0.88%
Total expenses[c]	1.72%	1.75%	1.77%	1.76%	1.71%
Net expenses[d]	1.70%	1.73%	1.73%	1.76%	1.71%
Portfolio turnover rate	517%	534%	1,787%	1,411%	422%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$77.88	$58.24	$72.13	$81.77	$74.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.18)	(.96)	(.18)	.96	(.09)
Net gain (loss) on investments (realized and unrealized)	6.02 [e]	25.15	(13.27)[e]	(4.30)	8.03
Total from investment operations	4.84	24.19	(13.45)	(3.34)	7.94
Less distributions from:
Net investment income	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$82.72	$77.88	$58.24	$72.13	$81.77

Total Return[b]	6.21%	41.93%	(18.79%)	(3.04%)	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$483	$142	$296	$24	$187
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.50%)	(0.25%)	1.22%	(0.11%)
Total expenses[c]	2.48%	2.58%	2.49%	2.50%	2.46%
Net expenses[d]	2.46%	2.55%	2.45%	2.50%	2.46%
Portfolio turnover rate	517%	534%	1,787%	1,411%	422%

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$93.56	$68.79	$84.58	$93.89	$84.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.93)	(.74)	.58	1.26	1.02
Net gain (loss) on investments (realized and unrealized)	7.48 [e]	30.06	(15.93)[e]	(4.27)	8.73
Total from investment operations	6.55	29.32	(15.35)	(3.01)	9.75
Less distributions from:
Net investment income	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$100.11	$93.56	$68.79	$84.58	$93.89

Total Return	7.00%	42.96%	(18.28%)	(2.28%)	11.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,182	$1,410	$1,344	$37,240	$3,967
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.88%)	0.66%	1.42%	1.09%
Total expenses[c]	1.71%	1.77%	1.80%	1.76%	1.71%
Net expenses[d]	1.69%	1.74%	1.76%	1.76%	1.71%
Portfolio turnover rate	517%	534%	1,787%	1,411%	422%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain (loss) on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2022, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund H-Class returned -28.95%, while the underlying index returned -13.24% over the same time period.

The Information Technology sector contributed the most to the return of the underlying index for the period, followed by the Financials and the Energy sectors. The Consumer Discretionary sector was the leading detractor from return, followed by the Communication Services sector and the Health Care sector.

Stocks contributing most to return of the underlying index were Tokyo Electron Ltd., NTT Data Corp., and KDDI Corp. Those detracting most from performance of the underlying index were Fast Retailing Co., Softbank Group Corp., and M3, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

70 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	11.2%
Guggenheim Strategy Fund II	11.0%
Total	22.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(28.96%)	8.01%	9.29%
A-Class Shares with sales charge‡	(32.33%)	6.96%	8.76%
C-Class Shares	(29.41%)	7.20%	8.54%
C-Class Shares with CDSC§	(30.11%)	7.20%	8.54%
H-Class Shares	(28.95%)	8.01%	9.34%
Nikkei-225 Stock Average Index	(13.24%)	6.14%	6.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	March 31, 2022
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 22.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	14,448	$141,446
Guggenheim Strategy Fund II1	5,636	138,359
Total Mutual Funds
(Cost $283,661)		279,805

	Face Amount
U.S. TREASURY BILLS†† - 13.9%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	$175,000	174,976
Total U.S. Treasury Bills
(Cost $174,980)		174,976

FEDERAL AGENCY NOTES†† - 7.9%
Federal Farm Credit Bank
0.77% (3 Month U.S. Treasury Bill Rate + 0.29%, Rate Floor: 0.00%) due 04/11/22◊	100,000	100,011
Total Federal Agency Notes
(Cost $100,000)		100,011

REPURCHASE AGREEMENTS††,4 - 68.9%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22	584,487	584,487
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22	225,118	225,118
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22	58,531	58,531
Total Repurchase Agreements
(Cost $868,136)		868,136

Total Investments - 112.9%
(Cost $1,426,777)		$1,422,928
Other Assets & Liabilities, net - (12.9)%		(162,103)
Total Net Assets - 100.0%		$1,260,825

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	18	Jun 2022	$2,482,200	$210,052
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	25	Jun 2022	2,571,875	(52,872)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$279,805	$—	$—	$279,805
U.S. Treasury Bills	—	174,976	—	174,976
Federal Agency Notes	—	100,011	—	100,011
Repurchase Agreements	—	868,136	—	868,136
Equity Futures Contracts**	210,052	—	—	210,052
Total Assets	$489,857	$1,143,123	$—	$1,632,980

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$52,872	$—	$—	$52,872

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$140,782	$—	$—	$—	$(2,423)	$138,359	5,636	$1,996
Guggenheim Ultra Short Duration Fund — Institutional Class	143,902	—	—	—	(2,456)	141,446	14,448	1,322
	$284,684	$—	$—	$—	$(4,879)	$279,805		$3,318

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $274,980)	$274,987
Investments in affiliated issuers, at value (cost $283,661)	279,805
Repurchase agreements, at value (cost $868,136)	868,136
Segregated cash with broker	45,403
Receivables:
Fund shares sold	614
Dividends	318
Interest	143
Total assets	1,469,406

Liabilities:
Payable for:
Fund shares redeemed	182,809
Variation margin on futures contracts	23,152
Management fees	716
Transfer agent and administrative fees	267
Distribution and service fees	251
Portfolio accounting fees	99
Trustees’ fees*	19
Miscellaneous	1,268
Total liabilities	208,581
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,260,825

Net assets consist of:
Paid in capital	$3,532,659
Total distributable earnings (loss)	(2,271,834)
Net assets	$1,260,825

A-Class:
Net assets	$207,124
Capital shares outstanding	1,450
Net asset value per share	$142.84
Maximum offering price per share (Net asset value divided by 95.25%)	$149.96

C-Class:
Net assets	$4,521
Capital shares outstanding	35
Net asset value per share	$128.84

H-Class:
Net assets	$1,049,180
Capital shares outstanding	7,287
Net asset value per share	$143.98

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$3,318
Interest	1,322
Total investment income	4,640

Expenses:
Management fees	13,217
Distribution and service fees:
A-Class	663
C-Class	172
H-Class	3,700
Transfer agent and administrative fees	4,947
Portfolio accounting fees	1,762
Professional fees	810
Trustees’ fees*	296
Custodian fees	238
Miscellaneous	870
Total expenses	26,675
Less:
Expenses waived by Adviser	(357)
Net expenses	26,318
Net investment loss	(21,678)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	90
Futures contracts	(726,769)
Net realized loss	(726,679)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(540)
Investments in affiliated issuers	(4,879)
Futures contracts	137,405
Net change in unrealized appreciation (depreciation)	131,986
Net realized and unrealized loss	(594,693)
Net decrease in net assets resulting from operations	$(616,371)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,678)	$(23,182)
Net realized gain (loss) on investments	(726,679)	1,142,736
Net change in unrealized appreciation (depreciation) on investments	131,986	51,997
Net increase (decrease) in net assets resulting from operations	(616,371)	1,171,551

Distributions to shareholders:
A-Class	—	(1,352)
C-Class	—	(252)
H-Class	—	(12,629)
Total distributions to shareholders	—	(14,233)

Capital share transactions:
Proceeds from sale of shares
A-Class	108,889	129,406
C-Class	6,835	25,877
H-Class	13,658,853	9,996,652
Distributions reinvested
A-Class	—	1,352
C-Class	—	245
H-Class	—	11,506
Cost of shares redeemed
A-Class	(71,975)	(163,139)
C-Class	(51,236)	(16,392)
H-Class	(13,641,857)	(10,253,391)
Net increase (decrease) from capital share transactions	9,509	(267,884)
Net increase (decrease) in net assets	(606,862)	889,434

Net assets:
Beginning of year	1,867,687	978,253
End of year	$1,260,825	$1,867,687

Capital share activity:
Shares sold
A-Class	560	746
C-Class	37	138
H-Class	72,686	60,690
Shares issued from reinvestment of distributions
A-Class	—	7
C-Class	—	1
H-Class	—	60
Shares redeemed
A-Class	(376)	(967)
C-Class	(294)	(87)
H-Class	(73,096)	(61,589)
Net decrease in shares	(483)	(1,001)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$201.08	$94.96	$119.96	$136.57	$102.24
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.21)	(1.95)	.91	1.22	(.03)
Net gain (loss) on investments (realized and unrealized)	(56.03)	109.13	(24.67)	(17.32)	38.80 [e]
Total from investment operations	(58.24)	107.18	(23.76)	(16.10)	38.77
Less distributions from:
Net investment income	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	(4.44)
Total distributions	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$142.84	$201.08	$94.96	$119.96	$136.57

Total Return[b]	(28.96%)	112.92%	(20.15%)	(11.79%)	37.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$255	$141	$211	$404
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.26%)	0.70%	0.93%	(0.02%)
Total expenses[c]	1.51%	1.58%	1.63%	1.58%	1.51%
Net expenses[d]	1.49%	1.56%	1.57%	1.56%	1.51%
Portfolio turnover rate	—	15%	—	—	17%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$182.53	$87.00	$110.80	$127.14	$96.17
Income (loss) from investment operations:
Net investment income (loss)[a]	(3.48)	(2.98)	(.06)	.19	(.80)
Net gain (loss) on investments (realized and unrealized)	(50.21)	99.57	(22.50)	(16.02)	36.21 [e]
Total from investment operations	(53.69)	96.59	(22.56)	(15.83)	35.41
Less distributions from:
Net investment income	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	(4.44)
Total distributions	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$128.84	$182.53	$87.00	$110.80	$127.14

Total Return[b]	(29.41%)	111.34%	(20.75%)	(12.43%)	36.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5	$53	$21	$30	$69
Ratios to average net assets:
Net investment income (loss)	(2.00%)	(2.02%)	(0.05%)	0.16%	(0.68%)
Total expenses[c]	2.25%	2.32%	2.38%	2.33%	2.26%
Net expenses[d]	2.24%	2.30%	2.32%	2.31%	2.26%
Portfolio turnover rate	—	15%	—	—	17%

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$202.65	$95.70	$120.89	$137.58	$102.97
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.25)	(2.07)	.90	1.09	(.12)
Net gain (loss) on investments (realized and unrealized)	(56.42)	110.08	(24.85)	(17.27)	39.17 [e]
Total from investment operations	(58.67)	108.01	(23.95)	(16.18)	39.05
Less distributions from:
Net investment income	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	(4.44)
Total distributions	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$143.98	$202.65	$95.70	$120.89	$137.58

Total Return	(28.95%)	112.94%	(20.17%)	(11.76%)	37.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,049	$1,560	$817	$1,898	$4,946
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.27%)	0.69%	0.83%	(0.10%)
Total expenses[c]	1.51%	1.58%	1.63%	1.58%	1.50%
Net expenses[d]	1.49%	1.56%	1.58%	1.57%	1.50%
Portfolio turnover rate	—	15%	—	—	17%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the ICE U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund H-Class returned 8.59%, compared with a return of 5.45% for its benchmark, the underlying index.

The Euro, Japanese Yen, and British Pound were the components which contributed the most to the underlying index during the period. The Swiss Franc and Canadian dollar were the components detracting most from the underlying index during the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

78 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	10.9%
Total	23.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	8.58%	0.06%	3.25%
A-Class Shares with sales charge‡	3.42%	(0.90%)	2.75%
C-Class Shares	7.79%	(0.68%)	2.49%
C-Class Shares with CDSC§	6.79%	(0.68%)	2.49%
H-Class Shares	8.59%	0.07%	3.26%
ICE U.S. Dollar Index	5.45%	(0.41%)	2.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	March 31, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 23.7%
Guggenheim Strategy Fund II1	27,327	$670,883
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	58,216	569,935
Total Mutual Funds
(Cost $1,255,062)		1,240,818

	Face Amount
FEDERAL AGENCY NOTES†† - 3.4%
Federal Farm Credit Bank
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	$180,000	180,091
Total Federal Agency Notes
(Cost $180,000)		180,091

U.S. TREASURY BILLS†† - 3.4%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	180,000	179,975
Total U.S. Treasury Bills
(Cost $179,979)		179,975

REPURCHASE AGREEMENTS††,4 - 68.5%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[5]	2,420,891	2,420,891
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[5]	932,419	932,419
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[5]	242,429	242,429
Total Repurchase Agreements
(Cost $3,595,739)		3,595,739

Total Investments - 99.0%
(Cost $5,210,780)		$5,196,623
Other Assets & Liabilities, net - 1.0%		49,958
Total Net Assets - 100.0%		$5,246,581

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	93	Jun 2022	$9,152,130	$(92,244)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	ICE U.S. Dollar Index	Receive	N/A	At Maturity	06/17/22	14,182	$1,393,450	$(5,894)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2022.

See Sector Classification in Other Information section.

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,240,818	$—	$—	$1,240,818
Federal Agency Notes	—	180,091	—	180,091
U.S. Treasury Bills	—	179,975	—	179,975
Repurchase Agreements	—	3,595,739	—	3,595,739
Total Assets	$1,240,818	$3,955,805	$—	$5,196,623

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$92,244	$—	$—	$92,244
Currency Index Swap Agreements**	—	5,894	—	5,894
Total Liabilities	$92,244	$5,894	$—	$98,138

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$682,634	$—	$—	$—	$(11,751)	$670,883	27,327	$9,678
Guggenheim Ultra Short Duration Fund — Institutional Class	579,831	—	—	—	(9,896)	569,935	58,216	5,326
	$1,262,465	$—	$—	$—	$(21,647)	$1,240,818		$15,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $359,979)	$360,066
Investments in affiliated issuers, at value (cost $1,255,062)	1,240,818
Repurchase agreements, at value (cost $3,595,739)	3,595,739
Receivables:
Variation margin on futures contracts	48,128
Fund shares sold	35,747
Dividends	1,440
Interest	132
Total assets	5,282,070

Liabilities:
Unrealized depreciation on OTC swap agreements	5,894
Payable for:
Fund shares redeemed	8,635
Licensing fees	6,520
Swap settlement	4,200
Management fees	4,144
Transfer agent and administrative fees	1,272
Distribution and service fees	1,200
Portfolio accounting fees	473
Trustees’ fees*	46
Miscellaneous	3,105
Total liabilities	35,489
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,246,581

Net assets consist of:
Paid in capital	$24,137,351
Total distributable earnings (loss)	(18,890,770)
Net assets	$5,246,581

A-Class:
Net assets	$1,023,245
Capital shares outstanding	19,441
Net asset value per share	$52.63
Maximum offering price per share (Net asset value divided by 95.25%)	$55.25

C-Class:
Net assets	$33,533
Capital shares outstanding	730
Net asset value per share	$45.94

H-Class:
Net assets	$4,189,803
Capital shares outstanding	79,896
Net asset value per share	$52.44

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$15,004
Interest	5,150
Total investment income	20,154

Expenses:
Management fees	35,653
Distribution and service fees:
A-Class	2,884
C-Class	233
H-Class	6,962
Transfer agent and administrative fees	10,981
Licensing fees	9,116
Portfolio accounting fees	3,961
Professional fees	823
Custodian fees	515
Trustees’ fees*	448
Miscellaneous	3,479
Total expenses	75,055
Less:
Expenses waived by Adviser	(1,438)
Net expenses	73,617
Net investment loss	(53,463)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	74,338
Futures contracts	487,000
Net realized gain	561,338
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,196)
Investments in affiliated issuers	(21,647)
Swap agreements	(10,564)
Futures contracts	(183,749)
Net change in unrealized appreciation (depreciation)	(219,156)
Net realized and unrealized gain	342,182
Net increase in net assets resulting from operations	$288,719

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(53,463)	$(71,947)
Net realized gain (loss) on investments	561,338	(527,275)
Net change in unrealized appreciation (depreciation) on investments	(219,156)	(96,842)
Net increase (decrease) in net assets resulting from operations	288,719	(696,064)

Distributions to shareholders:
A-Class	—	(6,655)
C-Class	—	(292)
H-Class	—	(10,242)
Total distributions to shareholders	—	(17,189)

Capital share transactions:
Proceeds from sale of shares
A-Class	681,385	1,906,912
C-Class	264,595	493,961
H-Class	37,331,615	48,911,545
Distributions reinvested
A-Class	—	4,700
C-Class	—	292
H-Class	—	10,066
Cost of shares redeemed
A-Class	(1,185,208)	(2,675,694)
C-Class	(266,056)	(548,182)
H-Class	(35,803,702)	(56,636,089)
Net increase (decrease) from capital share transactions	1,022,629	(8,532,489)
Net increase (decrease) in net assets	1,311,348	(9,245,742)

Net assets:
Beginning of year	3,935,233	13,180,975
End of year	$5,246,581	$3,935,233

Capital share activity:
Shares sold
A-Class	13,950	36,511
C-Class	6,238	11,281
H-Class	764,506	976,940
Shares issued from reinvestment of distributions
A-Class	—	102
C-Class	—	7
H-Class	—	219
Shares redeemed
A-Class	(24,708)	(52,229)
C-Class	(6,325)	(12,434)
H-Class	(735,074)	(1,118,071)
Net increase (decrease) in shares	18,587	(157,674)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.47	$55.34	$52.46	$43.45	$53.23
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.64)	.16	.19	(.16)
Net gain (loss) on investments (realized and unrealized)	4.80	(5.95)	3.17	8.82	(9.62)
Total from investment operations	4.16	(6.59)	3.33	9.01	(9.78)
Less distributions from:
Net investment income	—	(.28)	(.45)	—	—
Total distributions	—	(.28)	(.45)	—	—
Net asset value, end of period	$52.63	$48.47	$55.34	$52.46	$43.45

Total Return[b]	8.58%	(11.88%)	6.38%	20.74%	(18.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,023	$1,464	$2,535	$1,782	$1,517
Ratios to average net assets:
Net investment income (loss)	(1.32%)	(1.26%)	0.29%	0.40%	(0.34%)
Total expenses[c]	1.89%	1.91%	2.00%	1.83%	1.72%
Net expenses[d]	1.86%	1.87%	1.96%	1.82%	1.72%
Portfolio turnover rate	—	—	—	9%	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$42.62	$49.08	$46.91	$39.14	$48.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.87)	(.90)	(.16)	(.15)	(.48)
Net gain (loss) on investments (realized and unrealized)	4.19	(5.28)	2.78	7.92	(8.70)
Total from investment operations	3.32	(6.18)	2.62	7.77	(9.18)
Less distributions from:
Net investment income	—	(.28)	(.45)	—	—
Total distributions	—	(.28)	(.45)	—	—
Net asset value, end of period	$45.94	$42.62	$49.08	$46.91	$39.14

Total Return[b]	7.79%	(12.56%)	5.62%	19.85%	(18.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34	$35	$96	$791	$795
Ratios to average net assets:
Net investment income (loss)	(2.07%)	(2.00%)	(0.33%)	(0.33%)	(1.14%)
Total expenses[c]	2.66%	2.67%	2.77%	2.59%	2.47%
Net expenses[d]	2.62%	2.63%	2.72%	2.58%	2.47%
Portfolio turnover rate	—	—	—	9%	—

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.29	$55.12	$52.25	$43.27	$53.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.66)	(.70)	.12	.18	(.17)
Net gain (loss) on investments (realized and unrealized)	4.81	(5.85)	3.20	8.80	(9.59)
Total from investment operations	4.15	(6.55)	3.32	8.98	(9.76)
Less distributions from:
Net investment income	—	(.28)	(.45)	—	—
Total distributions	—	(.28)	(.45)	—	—
Net asset value, end of period	$52.44	$48.29	$55.12	$52.25	$43.27

Total Return	8.59%	(11.86%)	6.39%	20.75%	(18.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,190	$2,437	$10,549	$5,017	$6,301
Ratios to average net assets:
Net investment income (loss)	(1.36%)	(1.36%)	0.22%	0.36%	(0.36%)
Total expenses[c]	1.89%	1.94%	2.00%	1.83%	1.72%
Net expenses[d]	1.85%	1.90%	1.96%	1.82%	1.72%
Portfolio turnover rate	—	—	—	9%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the ICE U.S. Dollar Index (the “underlying index”).

The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund H-Class returned -12.93%, compared with a return of 5.45% for its benchmark, the underlying index.

The Euro, Japanese Yen, and British Pound were the components which contributed the most to the underlying index during the period. The Swiss Franc and Canadian Dollar were the components detracting most from the underlying index during the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short-Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the one-year period ended March 31, 2022, investment in the Short-Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.5%
Guggenheim Strategy Fund II	25.4%
Total	50.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(12.95%)	(3.02%)	(6.88%)
A-Class Shares with sales charge‡	(17.08%)	(3.96%)	(7.33%)
C-Class Shares	(13.57%)	(3.75%)	(7.58%)
C-Class Shares with CDSC§	(14.43%)	(3.75%)	(7.58%)
H-Class Shares	(12.93%)	(3.03%)	(6.89%)
ICE U.S. Dollar Index	5.45%	(0.41%)	2.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	March 31, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.9%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	31,531	$308,689
Guggenheim Strategy Fund II1	12,532	307,657
Total Mutual Funds
(Cost $622,107)		616,346

	Face Amount
FEDERAL AGENCY NOTES†† - 4.9%
Federal Farm Credit Bank
0.69% (U.S. Prime Rate - 2.81%, Rate Floor: 0.00%) due 05/20/22◊	$60,000	60,030
Total Federal Agency Notes
(Cost $60,000)		60,030

U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
0.12% due 05/05/22[2,3]	35,000	34,995
Total U.S. Treasury Bills
(Cost $34,996)		34,995

REPURCHASE AGREEMENTS††,4 - 42.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[5]	343,937	343,937
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[5]	132,469	132,469
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[5]	34,442	34,442
Total Repurchase Agreements
(Cost $510,848)		510,848

Total Investments - 100.9%
(Cost $1,227,951)		$1,222,219
Other Assets & Liabilities, net - (0.9)%		(11,267)
Total Net Assets - 100.0%		$1,210,952

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	20	Jun 2022	$1,968,200	$17,663

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	ICE U.S. Dollar Index	Pay	N/A	At Maturity	06/17/22	4,566	$448,595	$2,871

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2022.

See Sector Classification in Other Information section.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$616,346	$—	$—	$616,346
Federal Agency Notes	—	60,030	—	60,030
U.S. Treasury Bills	—	34,995	—	34,995
Repurchase Agreements	—	510,848	—	510,848
Currency Futures Contracts**	17,663	—	—	17,663
Currency Index Swap Agreements**	—	2,871	—	2,871
Total Assets	$634,009	$608,744	$—	$1,242,753

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$393,238	$—	$(80,000)	$225	$(5,806)	$307,657	12,532	$5,141
Guggenheim Ultra Short Duration Fund — Institutional Class	384,261	—	(70,000)	(212)	(5,360)	308,689	31,531	3,284
	$777,499	$—	$(150,000)	$13	$(11,166)	$616,346		$8,425

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $94,996)	$95,025
Investments in affiliated issuers, at value (cost $622,107)	616,346
Repurchase agreements, at value (cost $510,848)	510,848
Segregated cash with broker	3,181
Unrealized appreciation on OTC swap agreements	2,871
Receivables:
Fund shares sold	2,638
Dividends	704
Swap settlement	544
Interest	39
Total assets	1,232,196

Liabilities:
Payable for:
Variation margin on futures contracts	10,700
Fund shares redeemed	5,518
Licensing fees	2,466
Management fees	848
Transfer agent and administrative fees	272
Distribution and service fees	262
Portfolio accounting fees	101
Trustees’ fees*	16
Miscellaneous	1,061
Total liabilities	21,244
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,210,952

Net assets consist of:
Paid in capital	$11,261,329
Total distributable earnings (loss)	(10,050,377)
Net assets	$1,210,952

A-Class:
Net assets	$191,686
Capital shares outstanding	3,456
Net asset value per share	$55.46
Maximum offering price per share (Net asset value divided by 95.25%)	$58.23

C-Class:
Net assets	$14,703
Capital shares outstanding	305
Net asset value per share	$48.23

H-Class:
Net assets	$1,004,563
Capital shares outstanding	18,143
Net asset value per share	$55.37

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends from securities of affiliated issuers	$8,425
Interest	1,562
Total investment income	9,987

Expenses:
Management fees	13,463
Distribution and service fees:
A-Class	700
C-Class	307
H-Class	2,963
Transfer agent and administrative fees	4,184
Licensing fees	3,629
Portfolio accounting fees	1,496
Professional fees	607
Trustees’ fees*	224
Custodian fees	200
Miscellaneous	871
Total expenses	28,644
Less:
Expenses waived by Adviser	(893)
Net expenses	27,751
Net investment loss	(17,764)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	13
Swap agreements	(38,621)
Futures contracts	(212,578)
Net realized loss	(251,186)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,004)
Investments in affiliated issuers	(11,166)
Swap agreements	11,114
Futures contracts	50,301
Net change in unrealized appreciation (depreciation)	49,245
Net realized and unrealized loss	(201,941)
Net decrease in net assets resulting from operations	$(219,705)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(17,764)	$(45,652)
Net realized gain (loss) on investments	(251,186)	420,864
Net change in unrealized appreciation (depreciation) on investments	49,245	1,916
Net increase (decrease) in net assets resulting from operations	(219,705)	377,128

Distributions to shareholders:
A-Class	—	(726)
C-Class	—	(70)
H-Class	—	(3,116)
Total distributions to shareholders	—	(3,912)

Capital share transactions:
Proceeds from sale of shares
A-Class	24,029	686,728
C-Class	—	81,908
H-Class	14,847,548	50,241,475
Distributions reinvested
A-Class	—	690
C-Class	—	70
H-Class	—	2,901
Cost of shares redeemed
A-Class	(190,723)	(563,534)
C-Class	(18,380)	(64,608)
H-Class	(14,718,598)	(50,838,141)
Net decrease from capital share transactions	(56,124)	(452,511)
Net decrease in net assets	(275,829)	(79,295)

Net assets:
Beginning of year	1,486,781	1,566,076
End of year	$1,210,952	$1,486,781

Capital share activity:
Shares sold
A-Class	376	10,681
C-Class	—	1,385
H-Class	242,520	802,800
Shares issued from reinvestment of distributions
A-Class	—	10
C-Class	—	1
H-Class	—	43
Shares redeemed
A-Class	(2,996)	(8,718)
C-Class	(360)	(1,129)
H-Class	(241,086)	(808,775)
Net decrease in shares	(1,546)	(3,702)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.71	$57.85	$63.74	$77.67	$64.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.74)	(.84)	.16	.23	(.35)
Net gain (loss) on investments (realized and unrealized)	(7.51)	6.82	(5.84)	(14.16)	13.03
Total from investment operations	(8.25)	5.98	(5.68)	(13.93)	12.68
Less distributions from:
Net investment income	—	(.12)	(.21)	—	—
Total distributions	—	(.12)	(.21)	—	—
Net asset value, end of period	$55.46	$63.71	$57.85	$63.74	$77.67

Total Return[b]	(12.95%)	10.32%	(8.94%)	(17.93%)	19.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192	$387	$237	$296	$3,306
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.30%)	0.26%	0.32%	(0.48%)
Total expenses[c]	1.90%	1.90%	2.01%	1.80%	1.72%
Net expenses[d]	1.84%	1.86%	2.00%	1.80%	1.72%
Portfolio turnover rate	—	48%	—	—	28%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$55.80	$51.07	$56.74	$69.66	$58.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.06)	(1.17)	(.29)	(.27)	(.80)
Net gain (loss) on investments (realized and unrealized)	(6.51)	6.02	(5.17)	(12.65)	11.74
Total from investment operations	(7.57)	4.85	(5.46)	(12.92)	10.94
Less distributions from:
Net investment income	—	(.12)	(.21)	—	—
Total distributions	—	(.12)	(.21)	—	—
Net asset value, end of period	$48.23	$55.80	$51.07	$56.74	$69.66

Total Return[b]	(13.57%)	9.50%	(9.65%)	(18.55%)	18.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15	$37	$21	$36	$388
Ratios to average net assets:
Net investment income (loss)	(1.93%)	(2.04%)	(0.53%)	(0.42%)	(1.23%)
Total expenses[c]	2.66%	2.66%	2.75%	2.53%	2.47%
Net expenses[d]	2.59%	2.62%	2.73%	2.53%	2.47%
Portfolio turnover rate	—	48%	—	—	28%

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.59	$57.76	$63.67	$77.60	$64.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.73)	(.93)	.07	.28	(.36)
Net gain (loss) on investments (realized and unrealized)	(7.49)	6.88	(5.77)	(14.21)	13.04
Total from investment operations	(8.22)	5.95	(5.70)	(13.93)	12.68
Less distributions from:
Net investment income	—	(.12)	(.21)	—	—
Total distributions	—	(.12)	(.21)	—	—
Net asset value, end of period	$55.37	$63.59	$57.76	$63.67	$77.60

Total Return	(12.93%)	10.29%	(8.98%)	(17.95%)	19.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,005	$1,063	$1,308	$1,678	$3,267
Ratios to average net assets:
Net investment income (loss)	(1.17%)	(1.47%)	0.12%	0.41%	(0.49%)
Total expenses[c]	1.90%	1.88%	1.99%	1.83%	1.72%
Net expenses[d]	1.84%	1.86%	1.97%	1.83%	1.72%
Portfolio turnover rate	—	48%	—	—	28%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At March 31, 2022, only A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$7,578,297	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,583,544	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	6,926,728	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,592,592

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and

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are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$1,179,510	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	423,716

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2022
Europe 1.25x Strategy Fund	$207,510	$57,367	$—	$264,877
Japan 2x Strategy Fund	210,052	—	—	210,052
Weakening Dollar 2x Strategy Fund	—	17,663	2,871	20,534

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at March 31, 2022
Japan 2x Strategy Fund	$—	$52,872	$—	$52,872
Strengthening Dollar 2x Strategy Fund	—	92,244	5,894	98,138

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(389,711)	$73	$(530,275)	$—	$(919,913)
Japan 2x Strategy Fund	(470,546)	90	(256,223)	—	(726,679)
Strengthening Dollar 2x Strategy Fund	—	—	487,000	74,338	561,338
Weakening Dollar 2x Strategy Fund	—	—	(212,578)	(38,621)	(251,199)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$181,942	$—	$73,153	$—	$255,095
Japan 2x Strategy Fund	125,788	—	11,617	—	137,405
Strengthening Dollar 2x Strategy Fund	—	—	(183,749)	(10,564)	(194,313)
Weakening Dollar 2x Strategy Fund	—	—	50,301	11,114	61,415

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$2,871	$—	$2,871	$—	$—	$2,871

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$5,894	$—	$5,894	$(5,894)	$—	$——

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Europe 1.25x Strategy Fund	Goldman Sachs International	Futures contracts	$43,182	$—
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	45,403	—
Weakening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	3,181	—

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $136,076 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$754
Japan 2x Strategy Fund	357
Strengthening Dollar 2x Strategy Fund	1,438
Weakening Dollar 2x Strategy Fund	893

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.28%			2.38%
Due 04/01/22	$151,286,307	$151,287,484	05/15/51	$155,999,600	$154,312,098

BofA Securities, Inc.			U.S. Treasury Note
0.25%			1.25%
Due 04/01/22	58,268,731	58,269,135	04/30/28	63,485,700	59,434,112

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	15,149,870	15,149,971	01/15/30	14,626,728	15,452,970

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$275,266	$(275,266)	$—	$289,958	$—	$289,958
S&P MidCap 400® Pure Growth Fund	1,099,039	(1,099,039)	—	1,156,329	—	1,156,329
S&P MidCap 400® Pure Value Fund	26,079	(26,079)	—	27,270	—	27,270
S&P SmallCap 600® Pure Growth Fund	3,103	(3,103)	—	3,113	—	3,113
S&P SmallCap 600® Pure Value Fund	137,480	(137,480)	—	146,289	—	146,289
Europe 1.25x Strategy Fund	89,982	(89,982)	—	93,377	—	93,377

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$570,074	$1,958,508	$2,528,582
S&P 500® Pure Value Fund	393,263	—	393,263
S&P MidCap 400® Pure Growth Fund	6,277,168	—	6,277,168
S&P MidCap 400® Pure Value Fund	2,336,239	—	2,336,239
S&P SmallCap 600® Pure Growth Fund	2,476,491	—	2,476,491

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$1,666,873	$—	$1,666,873
S&P 500® Pure Value Fund	301,858	—	301,858
S&P MidCap 400® Pure Growth Fund	183,257	607,733	790,990
S&P MidCap 400® Pure Value Fund	28,766	—	28,766
Europe 1.25x Strategy Fund	68,173	—	68,173
Japan 2x Strategy Fund	14,233	—	14,233
Strengthening Dollar 2x Strategy Fund	17,189	—	17,189
Weakening Dollar 2x Strategy Fund	3,912	—	3,912

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$—	$—	$6,960,170	$—	$6,960,170
S&P 500® Pure Value Fund	280,541	—	4,187,861	(3,386,775)	1,081,627
S&P MidCap 400® Pure Growth Fund	—	4,111,095	1,780,482	(112,076)	5,779,501
S&P MidCap 400® Pure Value Fund	2,668,409	—	(314,254)	—	2,354,155
S&P SmallCap 600® Pure Growth Fund	—	—	159,574	—	159,574
S&P SmallCap 600® Pure Value Fund	—	—	38,370	(15,727,708)	(15,689,338)
Europe 1.25x Strategy Fund	—	—	30,990	(972,488)	(941,498)
Japan 2x Strategy Fund	—	—	(3,850)	(2,267,984)	(2,271,834)
Strengthening Dollar 2x Strategy Fund	—	—	(14,294)	(18,876,476)	(18,890,770)
Weakening Dollar 2x Strategy Fund	—	—	(5,828)	(10,044,549)	(10,050,377)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P 500® Pure Value Fund	$—	$(3,386,775)	$(3,386,775)
S&P SmallCap 600® Pure Value Fund	(15,217,957)	(509,751)	(15,727,708)
Europe 1.25x Strategy Fund	(571,918)	(394,792)	(966,710)
Japan 2x Strategy Fund	(582,371)	(1,681,545)	(2,263,916)
Strengthening Dollar 2x Strategy Fund	(7,594,790)	(11,264,301)	(18,859,091)
Weakening Dollar 2x Strategy Fund	(4,028,564)	(6,012,482)	(10,041,046)

For the year ended March 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
S&P 500® Pure Value Fund	$2,717,756
Strengthening Dollar 2x Strategy Fund	367,024

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$6,256,080	$(6,256,080)
S&P MidCap 400® Pure Growth Fund	4,200,329	(4,200,329)
S&P MidCap 400® Pure Value Fund	16,845,068	(16,845,068)
S&P SmallCap 600® Pure Growth Fund	5,245,337	(5,245,337)
S&P SmallCap 600® Pure Value Fund	(128,756)	128,756
Europe 1.25x Strategy Fund	(39,989)	39,989
Japan 2x Strategy Fund	(26,357)	26,357
Strengthening Dollar 2x Strategy Fund	(46,400)	46,400
Weakening Dollar 2x Strategy Fund	(20,797)	20,797

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$36,465,894	$9,380,406	$(2,420,236)	$6,960,170
S&P 500® Pure Value Fund	166,133,137	5,608,664	(1,420,803)	4,187,861
S&P MidCap 400® Pure Growth Fund	38,599,128	4,204,487	(2,424,005)	1,780,482
S&P MidCap 400® Pure Value Fund	30,550,368	250,376	(564,630)	(314,254)
S&P SmallCap 600® Pure Growth Fund	5,063,926	692,595	(533,021)	159,574
S&P SmallCap 600® Pure Value Fund	22,815,254	335,354	(296,984)	38,370
Europe 1.25x Strategy Fund	5,429,895	76,870	(45,795)	31,075
Japan 2x Strategy Fund	1,426,778	84,491	(88,341)	(3,850)
Strengthening Dollar 2x Strategy Fund	5,210,917	91	(14,385)	(14,294)
Weakening Dollar 2x Strategy Fund	1,228,047	30	(5,858)	(5,828)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Fund	Ordinary	Capital
S&P MidCap 400® Pure Growth Fund	$(112,076)	$—
Europe 1.25x Strategy Fund	(5,778)	—
Japan 2x Strategy Fund	(4,068)	—
Strengthening Dollar 2x Strategy Fund	(17,385)	—
Weakening Dollar 2x Strategy Fund	(3,503)	—

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$590,297,218	$590,989,770
S&P 500® Pure Value Fund	629,340,095	520,756,973
S&P MidCap 400® Pure Growth Fund	73,677,900	96,929,954
S&P MidCap 400® Pure Value Fund	188,974,777	316,015,013
S&P SmallCap 600® Pure Growth Fund	77,997,712	102,619,785
S&P SmallCap 600® Pure Value Fund	285,137,868	296,301,745
Europe 1.25x Strategy Fund	7,444,002	6,621,629
Weakening Dollar 2x Strategy Fund	—	150,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$51,733,240	$55,374,106	$708,867
S&P 500® Pure Value Fund	88,303,702	52,214,119	(75,528)
S&P MidCap 400 Pure Growth Fund	5,454,166	4,634,761	432,197
S&P MidCap 400 Pure Value Fund	6,181,065	11,664,227	2,502,825
S&P SmallCap 600 Pure Growth Fund	2,089,949	2,269,905	278,702
S&P SmallCap 600 Pure Value Fund	6,188,016	4,496,946	129,839
Europe 1.25x Strategy Fund	608,768	279,686	16,158

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. On March 31, 2022, S&P SmallCap 600 Pure Value Fund borrowed $35,000 under this agreement. The remaining funds did not have any borrowings outstanding under this agreement at March 31, 2022.

The average daily balances borrowed for the year ended March 31, 2022, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Value Fund	$5,493
S&P 500® Pure Growth Fund	8
S&P MidCap 400® Pure Growth Fund	2,082
S&P MidCap 400® Pure Value Fund	4,967
S&P SmallCap 600® Pure Growth Fund	3,690
S&P SmallCap 600® Pure Value Fund	4,315
Strengthening Dollar 2x Strategy Fund	16

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 12 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high

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NOTES TO FINANCIAL STATEMENTS (concluded)

degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 13 – Subsequent Events

On May 25, 2022, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

110 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

Europe 1.25x Strategy Fund intends to designate $1,715 of foreign tax withholding on foreign source income of $25,198.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2022, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Pure Growth Fund	47.79%	46.54%	0.01%	100.00%
S&P 500® Pure Value Fund	100.00%	100.00%	0.01%	0.00%
S&P MidCap 400® Pure Growth Fund	4.09%	4.02%	0.00%	100.00%
S&P MidCap 400® Pure Value Fund	20.92%	19.57%	0.00%	100.00%
S&P SmallCap 600® Pure Growth Fund	2.24%	1.97%	0.00%	100.00%

With respect to the taxable year ended March 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$1,958,508	$5,442,557
S&P MidCap 400® Pure Growth Fund	—	4,762,501
S&P MidCap 400® Pure Value Fund	—	7,611,429
S&P SmallCap 600® Pure Growth Fund	—	1,632,627

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

112 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS ANNUAL REPORT | 117

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

118 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

120 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud). If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request. Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE RYDEX FUNDS ANNUAL REPORT | 121

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below. We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

122 | THE RYDEX FUNDS ANNUAL REPORT

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3.31.2022

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
OTHER INFORMATION	51
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	53
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	62

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the 12-month period ended March 31, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2022

market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.24%	0.69%	$ 1,000.00	$ 1,006.90	$ 6.20
A-Class	1.49%	0.57%	1,000.00	1,005.70	7.45
C-Class	2.24%	0.20%	1,000.00	1,002.00	11.18
H-Class	1.49%	0.57%	1,000.00	1,005.70	7.45

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.24%	5.00%	$ 1,000.00	$ 1,018.75	$ 6.24
A-Class	1.49%	5.00%	1,000.00	1,017.50	7.49
C-Class	2.24%	5.00%	1,000.00	1,013.76	11.25
H-Class	1.49%	5.00%	1,000.00	1,017.50	7.49

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2022, NASDAQ-100 Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The Fund Investor Class returned 12.69%, while the NASDAQ-100 Index returned 14.14% over the same time period.

All sectors contributed to the return of the underlying index for the period, led by Information Technology, Consumer Discretionary, and Consumer Staples.

The holdings contributing the most to the return of the underlying index were Apple, Inc., Microsoft Corp., and NVIDIA Corp. The holdings detracting the most were Meta Platforms, Inc.- Class A, PayPal Holdings, Inc., and Netflix, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended March 31, 2022, investment in the Short Term Investment Vehicles detracted from Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	11.3%
Microsoft Corp.	9.2%
Amazon.com, Inc.	6.6%
Tesla, Inc.	4.4%
NVIDIA Corp.	3.8%
Alphabet, Inc. — Class C	3.5%
Alphabet, Inc. — Class A	3.3%
Meta Platforms, Inc. — Class A	3.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.8%
Broadcom, Inc.	1.7%
Top Ten Total	48.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Cumulative Fund Performance*

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
Investor Class Shares	12.69%	21.74%	18.14%
A-Class Shares	12.40%	21.44%	17.83%
A-Class Shares with sales charge‡	7.07%	20.26%	17.26%
C-Class Shares	11.57%	20.54%	16.97%
C-Class Shares with CDSC§	10.57%	20.54%	16.97%
NASDAQ-100 Index	14.14%	23.41%	19.68%

	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	12.41%	21.44%	17.98%
NASDAQ-100 Index	14.14%	23.41%	19.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 90.6%

Technology - 42.6%
Apple, Inc.	1,060,473	$185,169,191
Microsoft Corp.	487,163	150,197,224
NVIDIA Corp.	228,628	62,383,436
Broadcom, Inc.	44,160	27,806,669
Adobe, Inc.*	50,923	23,201,537
Intel Corp.	439,002	21,756,939
Advanced Micro Devices, Inc.*	175,447	19,183,375
QUALCOMM, Inc.	121,502	18,567,936
Texas Instruments, Inc.	99,568	18,268,737
Intuit, Inc.	30,527	14,678,603
Applied Materials, Inc.	95,239	12,552,500
Micron Technology, Inc.	120,723	9,403,114
Analog Devices, Inc.	56,419	9,319,290
Lam Research Corp.	15,039	8,085,117
Fiserv, Inc.*	70,313	7,129,738
Activision Blizzard, Inc.	84,009	6,729,961
Marvell Technology, Inc.	90,970	6,523,459
ASML Holding N.V. — Class G	8,939	5,970,626
KLA Corp.	16,249	5,948,109
Fortinet, Inc.*	17,337	5,924,746
Synopsys, Inc.*	16,506	5,500,955
Paychex, Inc.	38,893	5,307,728
NXP Semiconductor N.V.	28,304	5,238,504
Crowdstrike Holdings, Inc. — Class A*	22,447	5,097,265
Autodesk, Inc.*	23,715	5,083,310
Cognizant Technology Solutions Corp. — Class A	56,550	5,070,838
Workday, Inc. — Class A*	21,131	5,060,029
Cadence Design Systems, Inc.*	29,900	4,917,354
Microchip Technology, Inc.	59,941	4,503,967
Atlassian Corporation plc — Class A*	15,218	4,471,505
Datadog, Inc. — Class A*	28,493	4,315,835
Electronic Arts, Inc.	30,319	3,835,657
Zscaler, Inc.*	15,102	3,643,811
Zoom Video Communications, Inc. — Class A*	26,116	3,061,579
ANSYS, Inc.*	9,404	2,987,180
Splunk, Inc.*	17,119	2,544,054
Skyworks Solutions, Inc.	17,681	2,356,524
DocuSign, Inc.*	21,333	2,285,191
NetEase, Inc. ADR	22,584	2,025,559
Total Technology		696,107,152

Communications - 25.5%
Amazon.com, Inc.*	33,066	107,793,507
Alphabet, Inc. — Class C*	20,511	57,287,018
Alphabet, Inc. — Class A*	19,544	54,358,704
Meta Platforms, Inc. — Class A*	224,683	49,960,512
Cisco Systems, Inc.	447,860	24,972,674
Comcast Corp. — Class A	487,709	22,834,535
Netflix, Inc.*	47,864	17,929,376
T-Mobile US, Inc.*	134,686	17,286,948
Booking Holdings, Inc.*	4,408	10,351,968
Charter Communications, Inc. — Class A*	18,623	10,159,219
Airbnb, Inc. — Class A*	40,016	6,873,148
Palo Alto Networks, Inc.*	10,618	6,609,811
MercadoLibre, Inc.*	5,436	6,466,013

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NASDAQ-100® FUND

	Shares	Value
JD.com, Inc. ADR*,1	64,302	$3,721,157
eBay, Inc.	63,342	3,626,963
Baidu, Inc. ADR*	26,064	3,448,267
Match Group, Inc.*	30,742	3,342,885
Sirius XM Holdings, Inc.[1]	425,626	2,817,644
VeriSign, Inc.*	11,877	2,642,157
Okta, Inc.*	16,013	2,417,323
Pinduoduo, Inc. ADR*	47,707	1,913,528
Total Communications		416,813,357

Consumer, Non-cyclical - 10.4%
PepsiCo, Inc.	149,150	24,964,727
PayPal Holdings, Inc.*	125,599	14,525,524
Amgen, Inc.	60,053	14,522,016
Intuitive Surgical, Inc.*	38,568	11,635,194
Automatic Data Processing, Inc.	45,285	10,304,149
Mondelez International, Inc. — Class A	149,676	9,396,659
Gilead Sciences, Inc.	135,182	8,036,570
Regeneron Pharmaceuticals, Inc.*	11,504	8,034,624
Moderna, Inc.*	43,434	7,481,941
Vertex Pharmaceuticals, Inc.*	27,446	7,162,583
Illumina, Inc.*	16,926	5,913,944
Keurig Dr Pepper, Inc.	152,892	5,794,607
Dexcom, Inc.*	10,465	5,353,894
Kraft Heinz Co.	131,932	5,196,802
IDEXX Laboratories, Inc.*	9,083	4,968,946
Cintas Corp.	11,183	4,757,136
Monster Beverage Corp.*	57,070	4,559,893
AstraZeneca plc ADR	61,501	4,079,976
Verisk Analytics, Inc. — Class A	17,388	3,731,987
Align Technology, Inc.*	8,495	3,703,820
Biogen, Inc.*	15,844	3,336,746
Seagen, Inc.*	19,797	2,851,758
Total Consumer, Non-cyclical		170,313,496

Consumer, Cyclical - 9.4%
Tesla, Inc.*	67,160	72,371,616
Costco Wholesale Corp.	47,807	27,529,661
Starbucks Corp.	124,014	11,281,553
Marriott International, Inc. — Class A*	35,180	6,182,885
O’Reilly Automotive, Inc.*	7,180	4,918,013
Lululemon Athletica, Inc.*	13,309	4,860,846
Lucid Group, Inc.*,1	178,238	4,527,245
Walgreens Boots Alliance, Inc.	93,070	4,166,744
Dollar Tree, Inc.*	24,252	3,883,958
Fastenal Co.	62,051	3,685,830
Ross Stores, Inc.	38,093	3,445,893
PACCAR, Inc.	37,472	3,300,159
Copart, Inc.*	25,571	3,208,393
Total Consumer, Cyclical		153,362,796

Industrial - 1.7%
Honeywell International, Inc.	73,938	14,386,856
CSX Corp.	236,469	8,855,764
Old Dominion Freight Line, Inc.	12,383	3,698,554
Total Industrial		26,941,174

Utilities - 1.0%
American Electric Power Company, Inc.	54,359	5,423,397
Exelon Corp.	105,669	5,033,015
Xcel Energy, Inc.	58,672	4,234,358

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NASDAQ-100® FUND

	Shares	Value
Constellation Energy Corp.	35,194	$1,979,663
Total Utilities		16,670,433

Total Common Stocks
(Cost $390,345,827)		1,480,208,408

MUTUAL FUNDS† - 3.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	3,064,684	30,003,257
Guggenheim Strategy Fund II2	575,584	14,130,599
Guggenheim Strategy Fund III[2]	370,504	9,129,213
Total Mutual Funds
(Cost $54,178,710)		53,263,069

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.8%
Federal Home Loan Bank
0.17% due 04/27/22[3]	$35,000,000	34,995,450
0.14% due 04/01/22[3]	20,000,000	20,000,000
0.05% due 04/01/22[3]	15,000,000	15,000,000
0.15% due 04/05/22[3]	7,835,000	7,834,869
Total Federal Agency Discount Notes
(Cost $77,830,319)		77,830,319

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
0.24% due 06/02/22[3,4]	1,862,000	1,860,953
0.12% due 05/05/22[3,5]	1,231,000	1,230,829
0.29% due 06/02/22[3]	1,000,000	999,438
Total U.S. Treasury Bills
(Cost $4,091,607)		4,091,220

FEDERAL AGENCY NOTES†† - 0.2%
Federal Farm Credit Bank
0.65% (U.S. Prime Rate - 2.85%, Rate Floor: 0.00%) due 08/30/22◊	3,000,000	3,004,020
Total Federal Agency Notes
(Cost $2,999,382)		3,004,020

REPURCHASE AGREEMENTS††,6 - 1.1%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[4]	11,625,513	11,625,513
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[4]	4,477,628	4,477,628
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[4]	1,164,183	1,164,183
Total Repurchase Agreements
(Cost $17,267,324)		17,267,324

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[8]	8,903,440	8,903,440
Total Securities Lending Collateral
(Cost $8,903,440)		8,903,440

Total Investments - 100.7%
(Cost $555,616,609)		$1,644,567,800
Other Assets & Liabilities, net - (0.7)%		(10,633,846)
Total Net Assets - 100.0%		$1,633,933,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	134	Jun 2022	$39,854,280	$1,584,959

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	Pay	0.77% (U.S. Secured Overnight Financing Rate + 0.50%)	At Maturity	04/13/22	3,238	$48,052,801	$2,137,675
BNP Paribas	NASDAQ-100 Index	Pay	0.98% (Federal Funds Rate + 0.65%)	At Maturity	04/14/22	1,457	21,619,440	181,650
Goldman Sachs International	NASDAQ-100 Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	2,982	44,245,550	(27,872)
							$113,917,791	$2,291,453

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at March 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,480,208,408	$—	$—	$1,480,208,408
Mutual Funds	53,263,069	—	—	53,263,069
Federal Agency Discount Notes	—	77,830,319	—	77,830,319
U.S. Treasury Bills	—	4,091,220	—	4,091,220
Federal Agency Notes	—	3,004,020	—	3,004,020
Repurchase Agreements	—	17,267,324	—	17,267,324
Securities Lending Collateral	8,903,440	—	—	8,903,440
Equity Futures Contracts**	1,584,959	—	—	1,584,959
Equity Index Swap Agreements**	—	2,319,325	—	2,319,325
Total Assets	$1,543,959,876	$104,512,208	$—	$1,648,472,084

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$27,872	$—	$27,872

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended March 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$14,378,100	$—	$—	$—	$(247,501)
Guggenheim Strategy Fund III	9,314,465	—	—	—	(185,252)
Guggenheim Ultra Short Duration Fund — Institutional Class	25,529,268	5,000,000	—	—	(526,011)
	$49,221,833	$5,000,000	$—	$—	$(958,764)

Security Name	Value 03/31/22	Shares 03/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$14,130,599	575,584	$203,834
Guggenheim Strategy Fund III	9,129,213	370,504	144,079
Guggenheim Ultra Short Duration Fund — Institutional Class	30,003,257	3,064,684	266,771
	$53,263,069		$614,684

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2022

Assets:
Investments in unaffiliated issuers, at value - including $8,299,490 of securities loaned (cost $484,170,575)	$1,574,037,407
Investments in affiliated issuers, at value (cost $54,178,710)	53,263,069
Repurchase agreements, at value (cost $17,267,324)	17,267,324
Segregated cash with broker	2,823,351
Unrealized appreciation on OTC swap agreements	2,319,325
Receivables:
Fund shares sold	2,020,334
Dividends	259,605
Securities lending income	21,373
Interest	1,488
Total assets	1,652,013,276

Liabilities:
Overdraft due to custodian bank	76
Segregated cash due to broker	3,470,000
Unrealized depreciation on OTC swap agreements	27,872
Payable for:
Return of securities lending collateral	8,903,440
Fund shares redeemed	1,388,318
Management fees	949,080
Swap settlement	836,582
Variation margin on futures contracts	537,340
Transfer agent and administrative fees	342,547
Distribution and service fees	107,858
Portfolio accounting fees	66,866
Trustees’ fees*	18,634
Miscellaneous	1,430,709
Total liabilities	18,079,322
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,633,933,954

Net assets consist of:
Paid in capital	$491,673,454
Total distributable earnings (loss)	1,142,260,500
Net assets	$1,633,933,954

Investor Class:
Net assets	$1,424,455,890
Capital shares outstanding	20,828,364
Net asset value per share	$68.39

A-Class:
Net assets	$74,179,295
Capital shares outstanding	1,202,449
Net asset value per share	$61.69
Maximum offering price per share (Net asset value divided by 95.25%)	$64.77

C-Class:
Net assets	$106,419,366
Capital shares outstanding	2,073,715
Net asset value per share	$51.32

H-Class:
Net assets	$28,879,403
Capital shares outstanding	468,267
Net asset value per share	$61.67

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $17,135)	$12,012,034
Dividends from securities of affiliated issuers	614,684
Interest	32,075
Income from securities lending, net	109,022
Total investment income	12,767,815

Expenses:
Management fees	13,437,437
Distribution and service fees:
A-Class	189,392
C-Class	1,183,069
H-Class	99,567
Transfer agent and administrative fees	4,979,285
Portfolio accounting fees	874,997
Professional fees	664,468
Custodian fees	234,575
Trustees’ fees*	221,344
Interest expense	314
Line of credit fees	30
Miscellaneous	1,912,743
Total expenses	23,797,221
Less:
Expenses waived by Adviser	(71,868)
Net expenses	23,725,353
Net investment loss	(10,957,538)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$138,601,166
Swap agreements	4,387,777
Futures contracts	6,650,647
Net realized gain	149,639,590
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	32,414,153
Investments in affiliated issuers	(958,764)
Swap agreements	2,181,633
Futures contracts	815,682
Net change in unrealized appreciation (depreciation)	34,452,704
Net realized and unrealized gain	184,092,294
Net increase in net assets resulting from operations	$173,134,756

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(10,957,538)	$(8,831,167)
Net realized gain on investments	149,639,590	172,627,731
Net change in unrealized appreciation (depreciation) on investments	34,452,704	535,769,670
Net increase in net assets resulting from operations	173,134,756	699,566,234

Distributions to shareholders:
Investor Class	(75,911,645)	(57,127,526)
A-Class	(3,942,595)	(2,931,676)
C-Class	(7,123,551)	(6,450,194)
H-Class	(2,360,990)	(2,043,797)
Total distributions to shareholders	(89,338,781)	(68,553,193)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,510,249,831	1,533,725,604
A-Class	17,597,319	26,461,104
C-Class	11,514,616	22,888,440
H-Class	45,085,284	96,094,160
Distributions reinvested
Investor Class	73,332,408	55,008,153
A-Class	3,701,171	2,792,916
C-Class	6,735,371	6,162,238
H-Class	2,360,682	2,043,207
Cost of shares redeemed
Investor Class	(1,620,402,111)	(1,635,030,147)
A-Class	(21,167,480)	(25,477,996)
C-Class	(33,225,427)	(39,910,076)
H-Class	(42,019,635)	(113,048,391)
Net decrease from capital share transactions	(46,237,971)	(68,290,788)
Net increase in net assets	37,558,004	562,722,253

Net assets:
Beginning of year	1,596,375,950	1,033,653,697
End of year	$1,633,933,954	$1,596,375,950

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2022	Year Ended March 31, 2021
Capital share activity:
Shares sold
Investor Class	21,260,182	28,111,919
A-Class	270,827	526,023
C-Class	216,441	548,678
H-Class	697,477	2,033,470
Shares issued from reinvestment of distributions
Investor Class	983,140	913,757
A-Class	54,971	51,031
C-Class	119,975	132,778
H-Class	35,072	37,339
Shares redeemed
Investor Class	(23,276,211)	(29,550,246)
A-Class	(334,683)	(497,139)
C-Class	(627,691)	(902,170)
H-Class	(690,083)	(2,300,380)
Net decrease in shares	(1,290,583)	(894,940)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.43	$39.68	$38.39	$34.94	$30.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.28)	(.08)	(.05)	(.05)
Net gain (loss) on investments (realized and unrealized)	8.70	26.64	2.21	4.11	6.35
Total from investment operations	8.33	26.36	2.13	4.06	6.30
Less distributions from:
Net realized gains	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$68.39	$63.43	$39.68	$38.39	$34.94

Total Return	12.69%	66.78%	5.40%	11.79%	20.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,424,456	$1,386,721	$888,189	$979,675	$926,146
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.50%)	(0.19%)	(0.14%)	(0.14%)
Total expenses[b]	1.25%	1.33%	1.37%	1.36%	1.28%
Net expenses[c]	1.24%	1.33%	1.37%	1.36%	1.28%
Portfolio turnover rate	44%	57%	54%	32%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.63	$36.29	$35.26	$32.22	$28.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.39)	(.17)	(.13)	(.12)
Net gain (loss) on investments (realized and unrealized)	7.93	24.34	2.04	3.78	5.89
Total from investment operations	7.43	23.95	1.87	3.65	5.77
Less distributions from:
Net realized gains	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$61.69	$57.63	$36.29	$35.26	$32.22

Total Return[d]	12.40%	66.37%	5.14%	11.51%	20.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,179	$69,808	$41,054	$59,021	$52,257
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.75%)	(0.44%)	(0.38%)	(0.39%)
Total expenses[b]	1.50%	1.58%	1.62%	1.61%	1.53%
Net expenses[c]	1.49%	1.58%	1.62%	1.61%	1.53%
Portfolio turnover rate	44%	57%	54%	32%	48%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.76	$31.18	$30.64	$28.29	$25.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.82)	(.66)	(.39)	(.34)	(.32)
Net gain (loss) on investments (realized and unrealized)	6.75	20.85	1.77	3.30	5.24
Total from investment operations	5.93	20.19	1.38	2.96	4.92
Less distributions from:
Net realized gains	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$51.32	$48.76	$31.18	$30.64	$28.29

Total Return[d]	11.57%	65.17%	4.31%	10.70%	19.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,419	$115,315	$80,633	$85,274	$85,149
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.50%)	(1.19%)	(1.14%)	(1.15%)
Total expenses[b]	2.25%	2.33%	2.37%	2.36%	2.28%
Net expenses[c]	2.24%	2.33%	2.37%	2.36%	2.28%
Portfolio turnover rate	44%	57%	54%	32%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.61	$36.28	$35.26	$32.22	$28.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.38)	(.16)	(.13)	(.12)
Net gain (loss) on investments (realized and unrealized)	7.94	24.32	2.02	3.78	5.89
Total from investment operations	7.43	23.94	1.86	3.65	5.77
Less distributions from:
Net realized gains	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$61.67	$57.61	$36.28	$35.26	$32.22

Total Return	12.41%	66.36%	5.11%	11.51%	20.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,879	$24,532	$23,777	$46,276	$64,483
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.75%)	(0.43%)	(0.37%)	(0.37%)
Total expenses[b]	1.50%	1.59%	1.62%	1.61%	1.53%
Net expenses[c]	1.49%	1.59%	1.62%	1.61%	1.53%
Portfolio turnover rate	44%	57%	54%	32%	48%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2022, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At March 31, 2022, A-Class, C-Class, Investor Class and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$50,781,983

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay.

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$32,986,445

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	—	Variation margin on futures contracts
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2022:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2022
$1,584,959	$2,319,325	$3,904,284

Liability Derivative Investments Value
Swaps Equity Risk	Total Value at March 31, 2022
$27,872	$27,872

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$6,650,647	$4,387,777	$11,038,424

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$815,682	$2,181,633	$2,997,315

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$2,319,325	$—	$2,319,325	$—	$(2,319,325)	$—

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$27,872	$—	$27,872	$(27,872)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total return swap agreements	$1,770,000	$2,700,000
BNP Paribas	Total return swap agreements	—	770,000
Goldman Sachs International	Futures contracts	1,053,351	—
		2,823,351	3,470,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $136,076 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2022, the Fund waived $71,868 related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.28%			2.38%
Due 04/01/22	$151,286,307	$151,287,484	05/15/51	$155,999,600	$154,312,098

BofA Securities, Inc.			U.S. Treasury Note
0.25%			1.25%
Due 04/01/22	58,268,731	58,269,135	04/30/28	63,485,700	59,434,112

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	15,149,870	15,149,971	01/15/30	14,626,728	15,452,970

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has

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NOTES TO FINANCIAL STATEMENTS (continued)

the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2022, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$8,299,490	$(8,299,490)	$—	$8,903,440	$—	$8,903,440

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$71,808,723	$17,530,058	$89,338,781

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$14,003,461	$54,549,732	$68,553,193

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$—	$91,325,257	$1,053,170,404	$(2,235,161)	$1,142,260,500

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, the Fund had no capital loss carryforwards

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$40,524,247	$(40,524,247)

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$593,688,849	$1,067,998,467	$(14,828,063)	$1,053,170,404

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Ordinary	Capital
$(2,235,161)	$—

Note 9 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$767,119,547	$954,997,646

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$339,984,462	$421,538,190	$76,796,614

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. The Fund did not have any borrowings outstanding under this agreement at March 31, 2022.

The average daily balance borrowed for the year ended March 31, 2022 was $2,373.

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

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On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make

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NOTES TO FINANCIAL STATEMENTS (continued)

the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

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NOTES TO FINANCIAL STATEMENTS (continued)

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively.

Note 12 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Fund’s investments and the performance of the Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

THE RYDEX FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 13 – Subsequent Events

On May 25, 2022, the Board approved a waiver and/or expense reimbursement arrangement for the Fund whereby GI has agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000.

This new waiver and/or expense reimbursement arrangement will be effective on August 1, 2022.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

48 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

THE RYDEX FUNDS ANNUAL REPORT | 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

50 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2022, the Fund had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
15.97%	11.58%	100.00%

With respect to the taxable year ended March 31, 2022, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$17,530,058	$49,246,624

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

THE RYDEX FUNDS ANNUAL REPORT | 51

OTHER INFORMATION (Unaudited) (concluded)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

THE RYDEX FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

54 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

56 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE RYDEX FUNDS ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

60 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

64 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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THE RYDEX FUNDS ANNUAL REPORT | 65

3.31.2022

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

GuggenheimInvestments.com	RSTF-ANN-0322x0323

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	32
INVERSE EMERGING MARKETS 2x STRATEGY FUND	41
EMERGING MARKETS BOND STRATEGY FUND	48
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
OTHER INFORMATION	74
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	75
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	81

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”) for the 12-month period ended March 31, 2022.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2022

The Long Short Equity Fund may not be suitable for all investors. ● The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ● The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. It is important to note that the Fund is not guaranteed by the U.S. government. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of ADRs poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund. It is important to note that the Fund is not guaranteed by the U.S. government. See the prospectus for more information on these and additional risks.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. It is important to note that the Fund is not guaranteed by the U.S. government. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2022

In the 12 months ended March 31, 2022, the Standard & Poor’s 500® (“S&P 500® ”) Index returned 15.65%, with gains faltering over the last few months amid market volatility resulting from Russia’s attack on Ukraine, COVID-19 shutdowns in China, and the commencement of rate hikes by the Federal Reserve (the “Fed”).

Nevertheless, the U.S. economy appears to remain on a strong footing. The Institute of Supply Management’s March Services Purchasing Managers’ Index showed a continued recovery in the services sector with business activity, employment, and new orders all rising. The March consumer price index (“CPI”) report was encouraging, with core CPI coming in lower than expected at 0.32% month over month, slightly below expectations of 0.5%.

Economic strength continues to embolden the Fed to move aggressively as it attempts to rein in inflation by raising interest rates and shrinking its balance sheet. The Fed is increasingly concerned about inflation and will act aggressively to get monetary policy to what they view is a more appropriate stance. In a recent speech, Lael Brainard, one of the Federal Open Market Committee’s (“FOMC”) traditionally more dovish members, referenced a “rapid pace” of balance sheet reduction and an “expeditious increase” in the fed funds rate, which caused market expectations for the degree of monetary tightening to ramp up.

Brainard’s shift in tone was echoed in the release of the minutes from the March FOMC meeting. The minutes were highly focused on elevated inflation and risks that inflation could stay well above target, as well mentions of an extremely tight labor market. The minutes repeated the phrase that monetary policy would move expeditiously and contained a section that mentioned many participants would have voted for a 50-basis-point rate hike in March if it weren’t for the uncertainty resulting from the outbreak of war in Ukraine. Given this language, the 50-basis point move at the May meeting and Fed Chair Jerome Powell’s telegraphing of further 50-basis point hikes came as no surprise. One basis point is equal to 0.01%. The Fed’s strategy at this point is to get rates back to a neutral level as fast as possible, and then see how far into restrictive territory they need to go based on how the economic and financial market data evolve.

A hawkish Fed has historically paved the way for a bullish approach to bonds. Indeed, we believe many fixed-income sectors are now pricing at compelling levels after enduring a first quarter marked by sharply rising yields, a flattening of the Treasury yield curve, and widening spreads. As the Fed races to raise rates during a period of U.S. economic strength and in the face of several global challenges, we remain diligent in our search for attractive entry points exposed by recent market volatility.

For the 12-month period ended March 31, 2022, the S&P 500® Index* returned 15.65%, as noted above. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 1.16%. The return of the MSCI Emerging Markets Index* was -11.37%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.15% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -0.66%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.06% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and the Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2021 and ending March 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.67%	2.32%	$ 1,000.00	$ 1,023.20	$ 8.42
C-Class	2.42%	2.02%	1,000.00	1,020.20	12.19
P-Class	1.67%	2.37%	1,000.00	1,023.70	8.43
Institutional Class	1.42%	2.45%	1,000.00	1,024.50	7.17
Emerging Markets 2x Strategy Fund
A-Class	1.75%	(18.16%)	1,000.00	818.40	7.93
C-Class	2.50%	(18.46%)	1,000.00	815.40	11.32
H-Class	1.76%	(18.15%)	1,000.00	818.50	7.98
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.77%	(1.64%)	1,000.00	983.60	8.75
C-Class	2.53%	(1.89%)	1,000.00	981.10	12.50
H-Class	1.76%	(1.56%)	1,000.00	984.40	8.71
Emerging Markets Bond Strategy Fund
A-Class	1.57%	(11.97%)	1,000.00	880.30	7.36
C-Class	2.32%	(12.29%)	1,000.00	877.10	10.86
H-Class	1.56%	(11.96%)	1,000.00	880.40	7.31

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.67%	5.00%	$ 1,000.00	$ 1,016.60	$ 8.40
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
P-Class	1.67%	5.00%	1,000.00	1,016.60	8.40
Institutional Class	1.42%	5.00%	1,000.00	1,017.85	7.14
Emerging Markets 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Emerging Markets Bond Strategy Fund
A-Class	1.57%	5.00%	1,000.00	1,017.10	7.90
C-Class	2.32%	5.00%	1,000.00	1,013.36	11.65
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2021 to March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2022, Long Short Equity Fund P-Class returned 1.03%. The two benchmarks used by the Fund in the period, the Morningstar Long/Short Equity Category Average and the S&P 500 Index, returned 4.80% and 15.65%, respectively, for the same one-year period.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, looking to invest in areas of the market where stock prices look priced at a discount vis-à-vis their company fundamentals and risks, while shorting areas of the market that look overpriced or are not compensating for risks appropriately. The strategy philosophy is founded in part on the academic view that markets are primarily efficient—investors require higher compensation for characteristics that increase the riskiness of future cash flows (such as being very small, or having lots of economic sensitivity in the business). History shows that companies exhibiting certain risk factors have on average outperformed safer firms as the ‘risk premium’ leads to better performance. However, unlike most academic research in this field, the Fund’s strategy does not assume historic risk premia are constant. Investors’ perceptions of what is risky can change dramatically over time. Investors can harbor new fears about avoiding the companies that were vulnerable in the most recent economic crisis, or alternatively become over-excited about some new hot technology and completely forget about the risks involved.

The Fund’s strategy is to compute what forward-looking compensation level is embedded across a large universe of U.S. stocks—and ascertain what broad risk factors are being overvalued or undervalued. The Fund’s portfolio is adaptive to changing market dynamics and aims to buy a highly diversified set of names with undervalued risk factors, and short a highly diversified set of stocks with overvalued characteristics.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and up to 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long with lower-than-market volatility and beta. The objective is to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage). The performance discussion below referencing short position performance would be entirely due to custom basket swap derivatives, and performance of long positions would be partially due to custom basket swap derivatives.

Performance Review and Positioning

At the high level, the year ending March 31, 2022 played out as an economic recovery year that quickly shifted to overheated. The broad market (S&P 500 Index) gained a robust 15.65%, which includes the small pullback in the first quarter of 2022. Small caps lagged that return by about 10%, and in particular Small Cap Growth benchmarks ended with steep negative returns as the popularity of former high-flying growth names waned.

The pandemic-related shutdowns from 2020 began to clear at the same time that several rounds of government stimulus were injected into the economy. The predictable effect was a strong rebound in consumption. Any hard consumer goods—whether cars, homes, clothes, computers—were in strong demand. But companies supplying the goods were still struggling with restrictive in-person health policies, low inventories, and shortages across their supply chains.

The result was inflation—the highest in 30 years using official stats. Some firms benefited from the supply-demand imbalance through strong pricing power and higher margins. Other firms raised prices just to keep in line with surging material costs. Interest rates started the year rallying off their generational lows as the lingering inflation proved to be less than transitory. By mid-year the Fed acknowledged that inflation was on the rise—and vowed to cut quantitative easing and raise rates. The market reacted to this news by pricing in significant rises in the Fed funds for next year.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

The rate move led to strong ‘under-the-surface’ rotations within the stock market. For the first time in years, high growth, but currently less profitable names, began to underperform as the discount rates on far distant cash flows began to rise. Cyclical companies in industries with fixed costs and marginal pricing power were huge beneficiaries. Financials also benefitted as the rate rise is expected to finally reverse a slow and steady decline in their net interest margins. The largest impact was a strong return for the ‘Value Factor’—our measure of the gap in returns between cheap vs expensive stocks within each industry. That return for the last year was positive after an unusually long four years of negative returns, and the largest in ten years.

The other major under-the-surface factor driving market rotation is the pandemic-reopening play. Some of the most impacted industries and companies (travel, offices, energy, etc.) struggled through the year as both the Delta and Omicron variants came and went, wreaking havoc on those business plans. On the flip side, many stay-at-home beneficiaries that saw a surge of business in 2020 saw their year-over-year growth trajectories inflect lower (examples such as Zoom, Peloton and Netflix). While the COVID-driven health cycles have been difficult to predict, investors have started to somewhat look past the smaller outbreaks and began to price in a longer-term recovery.

Outside of the economically explainable impacts of inflation and COVID shutdowns, 2021 also saw a shift in the more inexplicable market sentiment surrounding the most speculative corners of the market. A few groups that seemed to shine with individual investors early in the period included high growth but wildly unprofitable companies, ‘meme stocks’ that were popular on chat groups despite not great businesses, and special purpose acquisition companies (SPACs) that hadn’t yet finalized a merger or acquisition of another company. Those were darlings of the day traders and hedge funds in early 2021, but endured a sharp retrenchment by period end.

At period end, the Fund held about 167% of assets in long securities, and 82% short, for a net-dollar exposure of 85%. The net exposure averaged 84% during the period. The higher-than-average current dollar exposure is the result of a focus on high profitability, low beta, and low volatility stocks in the long side, offset by higher risk and lower quality names on the short side. Consequently, the realized net beta (sensitivity of daily Fund returns to the S&P 500 Index) averaged around 0.56 during the period, much lower than the dollar exposure.

Fund long positions (on a standalone unlevered basis) averaged a return of 10.0% for the year compared to 15.88% for short positions. With long names returning less than the market, and shorts performing in line with the market, the Fund did not deliver on its goal of alpha this year.

The internal risk and performance benchmark of 30% S&P 500 Index and 70% cash returned 4.71% for the year. The Fund underperformed this benchmark by about 3% excess return. Relative to that blended benchmark, the Fund’s net long beta bias added about +1.1% excess return. Fundamental style tilts added 16.6% attributable return, mostly as a result of the strong Value tilt and bias towards higher profitability. However, Industry positioning detracted by 9.4%, with the largest negative contributors being the net shorts in Energy and Real Estate. Stock selection—after controlling for the style and sector tilts described above—resulted in a poor -9.6% return offset.

The Fund maintains its style bias towards less expensive valuation and higher quality names within each sector. Given the strength in those two broad style factors during the year—the fund should have performed much better. However, the models built did not sufficiently catch the fundamental recovery amongst Covid hit laggards. Although our models blend both historic fundamentals and some forward-looking bias of momentum trends, they were still relatively bearish on sectors and select groups (like Energy and Real Estate) where valuations did not look supported by profit fundamentals. That drag essentially negated the benefit from strong style positioning—particularly in the most recent three months when skyrocketing Energy prices (driven by the Ukraine conflict ) further hurt our short positions.

Despite the big recovery in the Value Factor in the last year, our forward-looking measure shows still generous risk premia gaps between expensive and cheaper cohorts. This gap is steadily shrinking as the rise in interest rates both mathematically alters the attractiveness of expensive growth companies, and the reversal of quantitative easing by the Fed reduces liquidity.

The Fund also maintains its higher quality bias and an increasing bias towards lower volatility names which look much more attractive on a fundamental basis than some of the most volatile cohorts in each industry.

From an industry perspective, the Fund remains net long the IT, Healthcare, Financials, and Consumer Discretionary sectors. After being net short the Financials sector for a few years, the investment process has flipped towards a pro-Financial stance as the valuations in the sector are still attractive and fundamentals have gained positive momentum. The largest net short exposures currently are Real Estate and Industrial names, with Energy having moved to a close to neutral position as their fundamentals have surged and risk levels have declined.

Performance displayed represents past performance, which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2022

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	1.2%
Alphabet, Inc. — Class C	1.2%
Meta Platforms, Inc. — Class A	1.1%
Johnson & Johnson	1.1%
Bristol-Myers Squibb Co.	1.0%
Microsoft Corp.	1.0%
AutoZone, Inc.	0.9%
Garmin Ltd.	0.9%
Safety Insurance Group, Inc.	0.9%
Comcast Corp. — Class A	0.9%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	1.03%	4.57%	4.09%
A-Class Shares with sales charge‡	(3.79%)	3.56%	3.59%
C-Class Shares	0.30%	3.80%	3.32%
C-Class Shares with CDSC§	(0.70%)	3.80%	3.32%
P-Class Shares	1.03%	4.57%	4.09%
Institutional-Class Shares	1.24%	4.82%	4.35%
S&P 500 Index**	15.65%	15.99%	14.64%
Morningstar Long/Short Equity Category Average**	4.80%	4.72%	4.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 95.9%

Financial - 22.3%
Safety Insurance Group, Inc.	1,658	$150,629
Mercury General Corp.[1]	2,585	142,175
Preferred Bank/Los Angeles CA	1,796	133,066
Enstar Group Ltd.*	506	132,142
Arch Capital Group Ltd.*	2,587	125,263
Old Republic International Corp.[1]	4,808	124,383
National Bank Holdings Corp. — Class A	3,020	121,645
Travelers Companies, Inc.[1]	639	116,765
AMERISAFE, Inc.[1]	2,104	104,506
Stewart Information Services Corp.[1]	1,554	94,188
MGIC Investment Corp.	6,828	92,519
United Bankshares, Inc.	2,600	90,688
BankUnited, Inc.	1,977	86,909
Evercore, Inc. — Class A	778	86,607
Raymond James Financial, Inc.	786	86,389
Piper Sandler Cos.	650	85,312
Fidelity National Financial, Inc.	1,738	84,884
Radian Group, Inc.	3,775	83,843
PS Business Parks, Inc. REIT	484	81,351
Markel Corp.*	55	81,138
Everest Re Group Ltd.	269	81,071
Essent Group Ltd.	1,925	79,329
Hanover Insurance Group, Inc.	514	76,853
Interactive Brokers Group, Inc. — Class A	1,153	75,994
OneMain Holdings, Inc.	1,564	74,149
National Retail Properties, Inc. REIT[1]	1,556	69,927
HomeStreet, Inc.	1,449	68,654
Janus Henderson Group plc	1,888	66,118
Hilltop Holdings, Inc.	2,192	64,445
ServisFirst Bancshares, Inc.	637	60,700
First American Financial Corp.	910	58,986
Spirit Realty Capital, Inc. REIT	1,244	57,249
LTC Properties, Inc. REIT	1,400	53,858
Citigroup, Inc.	986	52,652
National Health Investors, Inc. REIT	890	52,519
Meta Financial Group, Inc.	941	51,680
Western Union Co.	2,564	48,049
Morgan Stanley	543	47,458
Agree Realty Corp. REIT[1]	705	46,784
Ameris Bancorp	1,029	45,152
Washington Federal, Inc.	1,213	39,811
Trustmark Corp.	1,261	38,322
Fulton Financial Corp.	2,158	35,866
SEI Investments Co.	594	35,765
Omega Healthcare Investors, Inc. REIT	1,125	35,055
Visa, Inc. — Class A	140	31,048
Berkshire Hathaway, Inc. — Class B*,1	86	30,350
Equity Commonwealth REIT*	1,040	29,338
Easterly Government Properties, Inc. REIT	1,287	27,207
Synchrony Financial[1]	755	26,282
Total Financial		3,665,073

Consumer, Non-cyclical - 17.5%
Johnson & Johnson[1]	1,020	180,775
Bristol-Myers Squibb Co.[1]	2,185	159,571
AbbVie, Inc.[1]	878	142,333
Amgen, Inc.[1]	584	141,223
John B Sanfilippo & Son, Inc.	1,676	139,845
Gilead Sciences, Inc.[1]	2,344	139,351
Abbott Laboratories[1]	1,000	118,360
Innoviva, Inc.*	5,805	112,327
Regeneron Pharmaceuticals, Inc.*,1	148	103,366
Hologic, Inc.*,1	1,345	103,323
Perdoceo Education Corp.*	9,000	103,320
Amphastar Pharmaceuticals, Inc.*	2,716	97,504
Vertex Pharmaceuticals, Inc.*	343	89,513
Merck & Company, Inc.[1]	1,054	86,481
Bio-Rad Laboratories, Inc. — Class A*,1	153	86,174
Incyte Corp.*,1	982	77,990
Pfizer, Inc.	1,372	71,028
Medtronic plc	639	70,897
Eagle Pharmaceuticals, Inc.*	1,358	67,207
EVERTEC, Inc.[1]	1,642	67,207
Waters Corp.*	211	65,492
Prestige Consumer Healthcare, Inc.*	1,197	63,369
Molson Coors Beverage Co. — Class B1	1,120	59,786
Royalty Pharma plc — Class A	1,468	57,193
USANA Health Sciences, Inc.*	719	57,125
Quest Diagnostics, Inc.	407	55,702
United Therapeutics Corp.*	260	46,647
Philip Morris International, Inc.	485	45,561
Avery Dennison Corp.	254	44,188
Corteva, Inc.[1]	687	39,489
Vanda Pharmaceuticals, Inc.*	3,417	38,646
PerkinElmer, Inc.	214	37,335
Laboratory Corporation of America Holdings*	128	33,748
Coca-Cola Co.	447	27,714
Procter & Gamble Co.	179	27,351
Premier, Inc. — Class A	754	26,835
Total Consumer, Non-cyclical		2,883,976

Industrial - 13.6%
Garmin Ltd.	1,272	150,872
3M Co.[1]	993	147,838
Vishay Intertechnology, Inc.[1]	7,478	146,569
Knowles Corp.*	6,566	141,366
Snap-on, Inc.[1]	543	111,576
Sanmina Corp.*	2,666	107,760
Packaging Corporation of America	662	103,345
Mueller Industries, Inc.[1]	1,862	100,865
TTM Technologies, Inc.*	6,743	99,931
Sturm Ruger & Company, Inc.	1,243	86,538
Keysight Technologies, Inc.*	513	81,039
Crane Co.[1]	740	80,127
OSI Systems, Inc.*,1	902	76,778
Eagle Materials, Inc.	502	64,436
Encore Wire Corp.	521	59,430
Hillenbrand, Inc.[1]	1,342	59,276

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
Agilent Technologies, Inc.	437	$57,828
Vontier Corp.	2,027	51,465
Owens Corning	542	49,593
Louisiana-Pacific Corp.[1]	790	49,075
Textron, Inc.	648	48,198
Albany International Corp. — Class A	517	43,594
Lockheed Martin Corp.[1]	94	41,492
Dorian LPG Ltd.	2,467	35,747
UFP Industries, Inc.	436	33,642
Toro Co.	376	32,144
Pentair plc	553	29,978
Simpson Manufacturing Company, Inc.	273	29,768
Insteel Industries, Inc.	797	29,481
Donaldson Company, Inc.[1]	562	29,184
Arrow Electronics, Inc.*	242	28,708
Atkore, Inc.*	286	28,154
Total Industrial		2,235,797

Consumer, Cyclical - 10.6%
AutoZone, Inc.*,1	75	153,343
Gentex Corp.[1]	4,905	143,079
Whirlpool Corp.	696	120,255
NVR, Inc.*	25	111,682
Cummins, Inc.[1]	426	87,377
Allison Transmission Holdings, Inc.[1]	1,991	78,166
Dolby Laboratories, Inc. — Class A1	985	77,047
Columbia Sportswear Co.	844	76,408
Choice Hotels International, Inc.	499	70,738
Brunswick Corp.[1]	776	62,771
LKQ Corp.[1]	1,299	58,987
Ethan Allen Interiors, Inc.	2,189	57,067
Acushnet Holdings Corp.[1]	1,402	56,444
Tesla, Inc.*	49	52,802
PulteGroup, Inc.	1,243	52,082
Tapestry, Inc.	1,387	51,527
Tri Pointe Homes, Inc.*	2,543	51,063
Wyndham Hotels & Resorts, Inc.	521	44,124
Carter’s, Inc.	470	43,235
Autoliv, Inc.	561	42,883
AutoNation, Inc.*,1	393	39,135
Methode Electronics, Inc.	875	37,844
Toll Brothers, Inc.	795	37,381
Jack in the Box, Inc.	382	35,683
MarineMax, Inc.*	745	29,994
Zumiez, Inc.*	715	27,320
Las Vegas Sands Corp.*	685	26,626
Buckle, Inc.	547	18,073
Total Consumer, Cyclical		1,743,136

Communications - 9.6%
Alphabet, Inc. — Class C*,1	70	195,509
Meta Platforms, Inc. — Class A*,1	828	184,114
Comcast Corp. — Class A1	3,186	149,169
Verizon Communications, Inc.[1]	2,854	145,383
Cisco Systems, Inc.[1]	2,046	114,085
Amazon.com, Inc.*,1	28	91,279
Viavi Solutions, Inc.*,1	4,951	79,612
Yelp, Inc. — Class A*,1	2,254	76,884
Interpublic Group of Companies, Inc.	2,021	71,645
Nexstar Media Group, Inc. — Class A	350	65,968
Omnicom Group, Inc.[1]	722	61,283
Shenandoah Telecommunications Co.	2,450	57,771
Juniper Networks, Inc.[1]	1,518	56,409
InterDigital, Inc.[1]	850	54,230
VeriSign, Inc.*,1	235	52,278
F5, Inc.*	159	33,223
NETGEAR, Inc.*	1,121	27,666
Corning, Inc.[1]	716	26,427
Ciena Corp.*	420	25,465
Total Communications		1,568,400

Utilities - 8.7%
CMS Energy Corp.	2,125	148,623
MGE Energy, Inc.[1]	1,855	148,010
National Fuel Gas Co.[1]	2,142	147,155
Duke Energy Corp.[1]	1,249	139,463
IDACORP, Inc.[1]	1,198	138,201
Portland General Electric Co.	2,436	134,345
Chesapeake Utilities Corp.[1]	917	126,326
WEC Energy Group, Inc.[1]	934	93,223
Otter Tail Corp.	1,390	86,875
Southern Co.[1]	1,122	81,356
PPL Corp.[1]	2,721	77,712
American States Water Co.[1]	871	77,537
California Water Service Group	608	36,042
Total Utilities		1,434,868

Technology - 8.6%
Apple, Inc.[1]	1,126	196,611
Microsoft Corp.[1]	515	158,780
CSG Systems International, Inc.	2,196	139,600
Rambus, Inc.*,1	2,766	88,208
NetApp, Inc.[1]	1,009	83,747
Intel Corp.[1]	1,589	78,751
Akamai Technologies, Inc.*	475	56,710
Xperi Holding Corp.	3,215	55,684
SS&C Technologies Holdings, Inc.	709	53,189
Progress Software Corp.	1,126	53,023
Lumentum Holdings, Inc.*,1	480	46,848
ExlService Holdings, Inc.*	321	45,990
Genpact Ltd.	973	42,335
Ziff Davis, Inc.*	383	37,067
HP, Inc.[1]	995	36,118
NetScout Systems, Inc.*	1,114	35,737
Skyworks Solutions, Inc.	250	33,320
Electronic Arts, Inc.	259	32,766
Texas Instruments, Inc.[1]	169	31,008
CommVault Systems, Inc.*	444	29,459
Cognizant Technology Solutions Corp. — Class A	319	28,605
Qorvo, Inc.*	215	26,682
Micron Technology, Inc.	334	26,015
Total Technology		1,416,253

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Value
Basic Materials - 4.0%
Dow, Inc.[1]	1,900	$121,068
LyondellBasell Industries N.V. — Class A	1,151	118,346
Westlake Corp.	876	108,098
International Paper Co.[1]	1,549	71,486
Linde plc	218	69,636
Reliance Steel & Aluminum Co.	310	56,839
Valvoline, Inc.	1,282	40,460
NewMarket Corp.	119	38,601
Air Products and Chemicals, Inc.	138	34,488
Total Basic Materials		659,022

Energy - 1.0%
Exxon Mobil Corp.	1,267	104,641
Kinder Morgan, Inc.	3,434	64,937
Total Energy		169,578

Total Common Stocks
(Cost $14,727,746)		15,776,103

MONEY MARKET FUND† - 2.4%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio, Institutional Class, 1.0%[2]	394,054	394,054
Total Money Market Fund
(Cost $394,054)		394,054

Total Investments - 98.3%
(Cost $15,121,800)		$16,170,157
Other Assets & Liabilities, net - 1.7%		286,558
Total Net Assets - 100.0%		$16,456,715

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	0.73% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$6,283,570	$337,311
Goldman Sachs International	GS Equity Custom Basket	Pay	0.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	6,321,665	336,274
						$12,605,235	$673,585
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	0.03% (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$6,974,460	$(237,949)
Goldman Sachs International	GS Equity Custom Basket	Receive	0.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	6,974,210	(241,719)
						$13,948,670	$(479,668)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Amphastar Pharmaceuticals, Inc.	1,088	0.62%	$17,187
AbbVie, Inc.	352	0.91%	16,179
Innoviva, Inc.	2,327	0.72%	12,578
Bristol-Myers Squibb Co.	876	1.02%	9,846
Johnson & Johnson	409	1.15%	9,491
Vertex Pharmaceuticals, Inc.	137	0.57%	8,780
Amgen, Inc.	234	0.90%	8,680
Regeneron Pharmaceuticals, Inc.	59	0.66%	7,670
Molson Coors Beverage Co. — Class B	678	0.58%	7,213
Pfizer, Inc.	550	0.45%	5,277
United Therapeutics Corp.	104	0.30%	5,003
Eagle Pharmaceuticals, Inc.	544	0.43%	4,109
Prestige Consumer Healthcare, Inc.	480	0.40%	3,283
Hologic, Inc.	539	0.66%	3,215
Merck & Company, Inc.	422	0.55%	3,105
Perdoceo Education Corp.	3,608	0.65%	2,649
Waters Corp.	84	0.41%	2,429
PerkinElmer, Inc.	86	0.24%	2,415
Corteva, Inc.	275	0.25%	2,262
Quest Diagnostics, Inc.	163	0.36%	2,044
Medtronic plc	256	0.45%	1,377
Avery Dennison Corp.	102	0.28%	603
Royalty Pharma plc — Class A	588	0.36%	199
Incyte Corp.	393	0.50%	159
Coca-Cola Co.	179	0.18%	(78)
Procter & Gamble Co.	72	0.18%	(155)
Premier, Inc. — Class A	302	0.17%	(539)
Laboratory Corporation of America Holdings	51	0.21%	(728)
Philip Morris International, Inc.	194	0.29%	(1,175)
Abbott Laboratories	401	0.76%	(1,200)
John B Sanfilippo & Son, Inc.	672	0.89%	(1,692)
EVERTEC, Inc.	658	0.43%	(3,002)
USANA Health Sciences, Inc.	288	0.36%	(5,117)
Bio-Rad Laboratories, Inc. — Class A	61	0.55%	(6,579)
Vanda Pharmaceuticals, Inc.	1,370	0.25%	(7,206)
Gilead Sciences, Inc.	939	0.89%	(7,799)
Total Consumer, Non-cyclical			100,483

Consumer, Cyclical
AutoZone, Inc.	30	0.98%	22,308
AutoNation, Inc.	157	0.25%	5,434
Tesla, Inc.	19	0.33%	4,699
Ethan Allen Interiors, Inc.	877	0.36%	1,813
Allison Transmission Holdings, Inc.	798	0.50%	1,293
Cummins, Inc.	170	0.55%	796
Methode Electronics, Inc.	350	0.24%	300
Wyndham Hotels & Resorts, Inc.	209	0.28%	155
Columbia Sportswear Co.	375	0.54%	(33)
Las Vegas Sands Corp.	274	0.17%	(516)
Choice Hotels International, Inc.	200	0.45%	(565)
Zumiez, Inc.	286	0.17%	(676)
Brunswick Corp.	311	0.40%	(688)
Carter’s, Inc.	188	0.28%	(1,771)
Tapestry, Inc.	556	0.33%	(2,025)
Autoliv, Inc.	225	0.27%	(2,268)
Jack in the Box, Inc.	156	0.23%	(2,392)
MarineMax, Inc.	298	0.19%	(2,651)
Buckle, Inc.	424	0.22%	(2,878)
Tri Pointe Homes, Inc.	1,019	0.33%	(3,253)
PulteGroup, Inc.	498	0.33%	(3,654)
Gentex Corp.	1,966	0.91%	(4,039)
Dolby Laboratories, Inc. — Class A	394	0.49%	(4,741)
Acushnet Holdings Corp.	562	0.36%	(5,561)
LKQ Corp.	521	0.38%	(5,591)
NVR, Inc.	10	0.71%	(5,892)
Toll Brothers, Inc.	319	0.24%	(6,570)
Whirlpool Corp.	279	0.77%	(12,667)
Total Consumer, Cyclical			(31,633)

Industrial
Owens Corning	217	0.32%	6,826
Packaging Corporation of America	265	0.66%	6,173
Mueller Industries, Inc.	746	0.64%	5,742
Knowles Corp.	2,632	0.90%	4,356
TTM Technologies, Inc.	2,703	0.63%	4,341
Snap-on, Inc.	217	0.71%	4,098
Crane Co.	296	0.51%	4,016
Lockheed Martin Corp.	37	0.26%	3,773
Encore Wire Corp.	209	0.38%	2,797
Dorian LPG Ltd.	989	0.23%	1,785
Albany International Corp. — Class A	207	0.28%	1,394
Sanmina Corp.	1,069	0.69%	1,055
Vishay Intertechnology, Inc.	2,998	0.94%	637
Textron, Inc.	259	0.31%	543
Agilent Technologies, Inc.	175	0.37%	(180)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Keysight Technologies, Inc.	205	0.52%	$(372)
Atkore, Inc.	114	0.18%	(378)
Insteel Industries, Inc.	319	0.19%	(677)
Louisiana-Pacific Corp.	316	0.31%	(826)
Arrow Electronics, Inc.	97	0.18%	(935)
Simpson Manufacturing Company, Inc.	109	0.19%	(1,141)
UFP Industries, Inc.	174	0.21%	(1,268)
Hillenbrand, Inc.	538	0.38%	(1,564)
Donaldson Company, Inc.	225	0.19%	(1,620)
Toro Co.	150	0.20%	(2,461)
Sturm Ruger & Company, Inc.	498	0.55%	(2,636)
Pentair plc	221	0.19%	(2,636)
Eagle Materials, Inc.	201	0.41%	(4,201)
OSI Systems, Inc.	361	0.49%	(4,269)
Vontier Corp.	812	0.33%	(5,920)
3M Co.	398	0.94%	(6,681)
Garmin Ltd.	510	0.96%	(11,110)
Total Industrial			(1,339)

Financial
Travelers Companies, Inc.	256	0.74%	10,186
Arch Capital Group Ltd.	1,037	0.80%	8,777
Safety Insurance Group, Inc.	664	0.96%	7,408
Raymond James Financial, Inc.	316	0.55%	7,201
Enstar Group Ltd.	202	0.84%	6,418
Markel Corp.	22	0.52%	5,779
Berkshire Hathaway, Inc. — Class B	34	0.19%	5,553
Everest Re Group Ltd.	108	0.52%	4,922
Preferred Bank/Los Angeles CA	720	0.85%	4,157
ServisFirst Bancshares, Inc.	255	0.39%	3,470
LTC Properties, Inc.	561	0.34%	3,147
Hanover Insurance Group, Inc.	206	0.49%	2,673
Synchrony Financial	303	0.17%	1,902
Omega Healthcare Investors, Inc.	451	0.22%	1,420
Visa, Inc. — Class A	56	0.20%	1,172
Old Republic International Corp.	1,927	0.79%	1,154
BankUnited, Inc.	792	0.55%	1,082
Western Union Co.	1,028	0.31%	880
Equity Commonwealth	417	0.19%	586
National Health Investors, Inc.	357	0.34%	271
Washington Federal, Inc.	486	0.25%	188
United Bankshares, Inc.	1,042	0.58%	113
Radian Group, Inc.	1,513	0.53%	(266)
Fidelity National Financial, Inc.	697	0.54%	(272)
Easterly Government Properties, Inc.	516	0.17%	(296)
Trustmark Corp.	505	0.24%	(316)
Stewart Information Services Corp.	623	0.60%	(317)
Fulton Financial Corp.	865	0.23%	(592)
Agree Realty Corp.	282	0.30%	(603)
Janus Henderson Group plc	757	0.42%	(738)
National Retail Properties, Inc.	623	0.45%	(843)
SEI Investments Co.	238	0.23%	(948)
HomeStreet, Inc.	581	0.44%	(1,149)
Interactive Brokers Group, Inc. — Class A	462	0.48%	(1,151)
First American Financial Corp.	365	0.38%	(1,543)
Spirit Realty Capital, Inc.	498	0.36%	(1,565)
PS Business Parks, Inc.	194	0.52%	(1,920)
Citigroup, Inc.	395	0.34%	(2,347)
Ameris Bancorp	412	0.29%	(2,572)
Meta Financial Group, Inc.	377	0.33%	(2,681)
Mercury General Corp.	1,036	0.91%	(3,048)
OneMain Holdings, Inc.	627	0.47%	(3,159)
MGIC Investment Corp.	2,737	0.58%	(3,203)
National Bank Holdings Corp. — Class A	1,210	0.78%	(3,478)
Essent Group Ltd.	772	0.51%	(3,825)
Piper Sandler Cos.	260	0.54%	(3,840)
Hilltop Holdings, Inc.	878	0.41%	(6,066)
AMERISAFE, Inc.	843	0.67%	(6,259)
Evercore, Inc. — Class A	311	0.55%	(8,406)
Total Financial			17,056

Basic Materials
Westlake Corp.	351	0.69%	10,852
Dow, Inc.	761	0.77%	6,969
LyondellBasell Industries N.V. — Class A	461	0.75%	6,473
NewMarket Corp.	47	0.24%	557
Reliance Steel & Aluminum Co.	124	0.36%	(472)
International Paper Co.	621	0.46%	(1,081)
Linde plc	87	0.44%	(1,432)
Air Products and Chemicals, Inc.	55	0.22%	(1,765)
Valvoline, Inc.	514	0.26%	(2,315)
Total Basic Materials			17,786

Technology
Apple, Inc.	451	1.25%	46,744

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Microsoft Corp.	206	1.01%	$32,946
CSG Systems International, Inc.	880	0.89%	16,248
Rambus, Inc.	1,109	0.56%	9,760
HP, Inc.	398	0.23%	8,290
NetApp, Inc.	404	0.53%	7,727
ExlService Holdings, Inc.	129	0.29%	4,537
Texas Instruments, Inc.	67	0.20%	4,036
Lumentum Holdings, Inc.	192	0.30%	2,919
Akamai Technologies, Inc.	190	0.36%	1,273
Genpact Ltd.	390	0.27%	656
Cognizant Technology Solutions Corp. — Class A	128	0.18%	540
NetScout Systems, Inc.	446	0.23%	489
Progress Software Corp.	451	0.34%	172
Ziff Davis, Inc.	153	0.24%	(248)
Electronic Arts, Inc.	104	0.21%	(443)
Micron Technology, Inc.	134	0.17%	(618)
Intel Corp.	637	0.50%	(656)
Skyworks Solutions, Inc.	100	0.21%	(757)
SS&C Technologies Holdings, Inc.	284	0.34%	(995)
CommVault Systems, Inc.	178	0.19%	(2,140)
Xperi Holding Corp.	1,289	0.36%	(3,202)
Qorvo, Inc.	86	0.17%	(5,230)
Total Technology			122,048

Communications
Alphabet, Inc. — Class C	28	1.24%	25,367
Amazon.com, Inc.	11	0.57%	12,799
Cisco Systems, Inc.	820	0.73%	9,004
Juniper Networks, Inc.	608	0.36%	8,979
Viavi Solutions, Inc.	1,984	0.51%	6,703
Omnicom Group, Inc.	289	0.39%	5,572
Nexstar Media Group, Inc. — Class A	140	0.42%	5,181
VeriSign, Inc.	94	0.33%	1,225
F5, Inc.	64	0.21%	1,103
Corning, Inc.	287	0.17%	(291)
Shenandoah Telecommunications Co.	982	0.37%	(725)
Ciena Corp.	168	0.16%	(803)
Meta Platforms, Inc. — Class A	349	1.24%	(807)
InterDigital, Inc.	341	0.35%	(1,266)
Interpublic Group of Companies, Inc.	810	0.46%	(1,300)
NETGEAR, Inc.	449	0.18%	(1,591)
Yelp, Inc. — Class A	903	0.49%	(1,776)
Verizon Communications, Inc.	1,144	0.93%	(3,158)
Comcast Corp. — Class A	1,277	0.95%	(3,311)
Total Communications			60,905

Utilities
National Fuel Gas Co.	858	0.94%	13,946
IDACORP, Inc.	449	0.82%	8,644
Southern Co.	450	0.52%	7,358
Chesapeake Utilities Corp.	367	0.80%	6,370
Portland General Electric Co.	913	0.80%	5,016
Duke Energy Corp.	468	0.83%	3,738
WEC Energy Group, Inc.	374	0.59%	3,539
CMS Energy Corp.	851	0.95%	2,666
MGE Energy, Inc.	743	0.94%	2,462
American States Water Co.	12	0.02%	(80)
Otter Tail Corp.	557	0.55%	(169)
California Water Service Group	243	0.23%	(815)
PPL Corp.	1,090	0.50%	(1,211)
Total Utilities			51,464

Energy
Kinder Morgan, Inc.	1,376	0.41%	474
Exxon Mobil Corp.	508	0.67%	67
Total Energy			541
Total MS Equity Long Custom Basket			337,311

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
CoStar Group, Inc.	1,075	(1.03)%	20,044
Driven Brands Holdings, Inc.	2,631	(0.99)%	5,540
TransUnion	614	(0.91)%	5,424
Insperity, Inc.	285	(0.41)%	5,417
Equifax, Inc.	280	(0.95)%	4,719
ASGN, Inc.	509	(0.85)%	4,001
Dun & Bradstreet Holdings, Inc.	2,713	(0.69)%	3,838
Natera, Inc.	216	(0.13)%	3,584
ABM Industries, Inc.	571	(0.38)%	1,151
Intellia Therapeutics, Inc.	142	(0.15)%	(115)
Rollins, Inc.	1,986	(1.00)%	(608)
Sysco Corp.	750	(0.88)%	(1,490)
Cintas Corp.	308	(1.88)%	(1,732)
Verisk Analytics, Inc. — Class A	361	(1.11)%	(2,040)
Booz Allen Hamilton Holding Corp.	506	(0.64)%	(3,345)
Guardant Health, Inc.	430	(0.41)%	(3,407)
Viad Corp.	812	(0.41)%	(4,312)
Bunge Ltd.	500	(0.79)%	(10,795)
Total Consumer, Non-cyclical			25,875

Communications
Okta, Inc.	79	(0.17)%	3,629
Lyft, Inc. — Class A	1,551	(0.85)%	3,478
Airbnb, Inc. — Class A	89	(0.22)%	1,859
Trade Desk, Inc. — Class A	255	(0.25)%	(602)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Palo Alto Networks, Inc.	24	(0.21)%	$(1,161)
DoorDash, Inc. — Class A	237	(0.40)%	(4,716)
Total Communications			2,487

Consumer, Cyclical
United Airlines Holdings, Inc.	1,657	(1.10)%	15,379
Delta Air Lines, Inc.	2,097	(1.19)%	11,903
Southwest Airlines Co.	858	(0.56)%	9,282
IAA, Inc.	822	(0.45)%	8,552
Freshpet, Inc.	261	(0.38)%	7,618
JetBlue Airways Corp.	1,900	(0.41)%	6,978
MillerKnoll, Inc.	2,328	(1.15)%	6,289
Copart, Inc.	736	(1.32)%	3,569
American Airlines Group, Inc.	5,500	(1.44)%	(864)
Royal Caribbean Cruises Ltd.	255	(0.31)%	(911)
Carnival Corp.	1,031	(0.30)%	(1,927)
Lululemon Athletica, Inc.	83	(0.43)%	(4,331)
Total Consumer, Cyclical			61,536

Financial
Americold Realty Trust	1,835	(0.73)%	16,322
Western Alliance Bancorporation	811	(0.96)%	13,497
SVB Financial Group	77	(0.62)%	8,879
Equinix, Inc.	118	(1.25)%	8,789
First Republic Bank	337	(0.78)%	7,772
BOK Financial Corp.	375	(0.51)%	7,526
CBRE Group, Inc. — Class A	468	(0.61)%	5,046
Equitable Holdings, Inc.	3,316	(1.48)%	4,933
Crown Castle International Corp.	451	(1.19)%	4,195
Invitation Homes, Inc.	2,602	(1.50)%	3,812
Lincoln National Corp.	537	(0.50)%	2,890
SBA Communications Corp.	193	(0.95)%	2,078
Digital Realty Trust, Inc.	287	(0.58)%	1,728
Ameriprise Financial, Inc.	154	(0.66)%	1,676
Signature Bank	174	(0.73)%	1,032
Park Hotels & Resorts, Inc.	4,990	(1.41)%	625
Safehold, Inc.	680	(0.54)%	571
Wells Fargo & Co.	1,024	(0.71)%	499
UDR, Inc.	956	(0.79)%	229
State Street Corp.	1,167	(1.46)%	203
Sunstone Hotel Investors, Inc.	5,528	(0.94)%	(385)
Zions Bancorp North America	1,118	(1.05)%	(517)
RLJ Lodging Trust	7,351	(1.48)%	(643)
Boston Properties, Inc.	212	(0.39)%	(1,416)
KKR & Company, Inc. — Class A	745	(0.62)%	(1,899)
Ryman Hospitality Properties, Inc.	756	(1.01)%	(2,884)
Northern Trust Corp.	863	(1.44)%	(2,898)
Apple Hospitality REIT, Inc.	1,536	(0.40)%	(3,047)
Sun Communities, Inc.	519	(1.30)%	(3,064)
Apartment Income REIT Corp.	2,387	(1.83)%	(3,721)
Comerica, Inc.	988	(1.28)%	(4,681)
Xenia Hotels & Resorts, Inc.	2,628	(0.73)%	(5,336)
Ventas, Inc.	1,334	(1.18)%	(7,644)
Pebblebrook Hotel Trust	3,266	(1.15)%	(8,986)
Welltower, Inc.	981	(1.35)%	(9,201)
Kennedy-Wilson Holdings, Inc.	5,799	(2.03)%	(10,959)
Outfront Media, Inc.	3,342	(1.36)%	(13,248)
Iron Mountain, Inc.	1,733	(1.38)%	(13,377)
Host Hotels & Resorts, Inc.	6,274	(1.75)%	(15,049)
Howard Hughes Corp.	1,078	(1.60)%	(17,882)
Total Financial			(34,533)

Utilities
Entergy Corp.	587	(0.98)%	(3,509)
Spire, Inc.	685	(0.70)%	(3,873)
ONE Gas, Inc.	1,452	(1.84)%	(16,066)
Black Hills Corp.	1,738	(1.92)%	(17,387)
CenterPoint Energy, Inc.	4,074	(1.79)%	(17,935)
Atmos Energy Corp.	1,064	(1.82)%	(19,326)
Edison International	1,888	(1.90)%	(21,303)
Total Utilities			(99,398)

Technology
Ceridian HCM Holding, Inc.	567	(0.56)%	13,512
Atlassian Corporation plc — Class A	62	(0.26)%	389
Datadog, Inc. — Class A	175	(0.38)%	(1,195)
Bill.com Holdings, Inc.	116	(0.38)%	(1,981)
Zscaler, Inc.	117	(0.40)%	(2,173)
Cloudflare, Inc. — Class A	224	(0.38)%	(2,454)
Leidos Holdings, Inc.	338	(0.52)%	(4,350)
MongoDB, Inc.	75	(0.48)%	(6,011)
Crowdstrike Holdings, Inc. — Class A	128	(0.42)%	(6,079)
KBR, Inc.	1,796	(1.41)%	(24,424)
Total Technology			(34,766)

Industrial
Stericycle, Inc.	1,446	(1.22)%	20,911
Boeing Co.	540	(1.48)%	15,770
MSA Safety, Inc.	333	(0.63)%	2,432
Jacobs Engineering Group, Inc.	849	(1.68)%	1,854

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
J.B. Hunt Transport Services, Inc.	167	(0.48)%	$752
TransDigm Group, Inc.	67	(0.63)%	308
CH Robinson Worldwide, Inc.	421	(0.65)%	(349)
General Electric Co.	505	(0.66)%	(1,153)
Waste Management, Inc.	449	(1.02)%	(5,852)
Howmet Aerospace, Inc.	2,028	(1.05)%	(10,139)
Republic Services, Inc. — Class A	564	(1.07)%	(11,975)
Tetra Tech, Inc.	400	(0.95)%	(21,378)
Casella Waste Systems, Inc. — Class A	1,157	(1.45)%	(31,043)
Total Industrial			(39,861)

Energy
NOV, Inc.	2,340	(0.66)%	(16,615)
Patterson-UTI Energy, Inc.	5,612	(1.25)%	(42,822)
Halliburton Co.	3,675	(2.00)%	(59,852)
Total Energy			(119,289)
Total MS Equity Short Custom Basket			(237,949)

GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Amphastar Pharmaceuticals, Inc.	1,088	0.62%	17,163
AbbVie, Inc.	352	0.90%	16,183
Innoviva, Inc.	2,327	0.70%	12,455
Bristol-Myers Squibb Co.	876	1.01%	9,863
Johnson & Johnson	409	1.15%	9,643
Amgen, Inc.	234	0.90%	9,568
Vertex Pharmaceuticals, Inc.	137	0.57%	8,761
Regeneron Pharmaceuticals, Inc.	59	0.65%	7,650
Molson Coors Beverage Co. — Class B	678	0.57%	7,222
United Therapeutics Corp.	104	0.30%	5,026
Pfizer, Inc.	550	0.45%	4,887
Eagle Pharmaceuticals, Inc.	544	0.43%	3,965
Prestige Consumer Healthcare, Inc.	480	0.40%	3,284
Hologic, Inc.	539	0.65%	3,251
Merck & Company, Inc.	422	0.55%	3,106
Perdoceo Education Corp.	3,608	0.65%	2,646
Waters Corp.	84	0.41%	2,439
PerkinElmer, Inc.	86	0.24%	2,419
Corteva, Inc.	275	0.25%	2,266
Quest Diagnostics, Inc.	163	0.35%	2,030
Medtronic plc	256	0.45%	1,308
Avery Dennison Corp.	102	0.28%	615
Royalty Pharma plc — Class A	588	0.36%	219
Incyte Corp.	393	0.49%	138
Coca-Cola Co.	179	0.18%	(91)
Procter & Gamble Co.	72	0.17%	(157)
Premier, Inc. — Class A	302	0.17%	(543)
Laboratory Corporation of America Holdings	51	0.21%	(702)
Philip Morris International, Inc.	194	0.29%	(1,196)
Abbott Laboratories	401	0.75%	(1,314)
John B Sanfilippo & Son, Inc.	672	0.89%	(1,643)
EVERTEC, Inc.	658	0.43%	(3,041)
USANA Health Sciences, Inc.	288	0.36%	(5,107)
Bio-Rad Laboratories, Inc. — Class A	61	0.54%	(6,573)
Vanda Pharmaceuticals, Inc.	1,370	0.25%	(7,217)
Gilead Sciences, Inc.	939	0.88%	(7,821)
Total Consumer, Non-cyclical			100,702

Consumer, Cyclical
AutoZone, Inc.	30	0.97%	22,356
AutoNation, Inc.	157	0.25%	5,416
Tesla, Inc.	19	0.32%	4,771
Ethan Allen Interiors, Inc.	877	0.36%	1,784
Allison Transmission Holdings, Inc.	798	0.50%	1,208
Cummins, Inc.	170	0.55%	793
Methode Electronics, Inc.	350	0.24%	301
Wyndham Hotels & Resorts, Inc.	209	0.28%	136
Columbia Sportswear Co.	375	0.54%	(181)
Choice Hotels International, Inc.	200	0.45%	(535)
Las Vegas Sands Corp.	274	0.17%	(570)
Brunswick Corp.	311	0.40%	(636)
Zumiez, Inc.	286	0.17%	(821)
Carter’s, Inc.	188	0.27%	(1,747)
Tapestry, Inc.	556	0.33%	(2,016)
Autoliv, Inc.	225	0.27%	(2,291)
Jack in the Box, Inc.	156	0.23%	(2,310)
MarineMax, Inc.	298	0.19%	(2,665)
Buckle, Inc.	424	0.22%	(2,908)
Tri Pointe Homes, Inc.	1,019	0.32%	(3,282)
PulteGroup, Inc.	498	0.33%	(3,714)
Gentex Corp.	1,966	0.91%	(4,029)
Dolby Laboratories, Inc. — Class A	394	0.49%	(4,752)
Acushnet Holdings Corp.	562	0.36%	(5,549)
LKQ Corp.	521	0.37%	(5,696)
NVR, Inc.	10	0.71%	(6,246)
Toll Brothers, Inc.	319	0.24%	(6,549)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Whirlpool Corp.	279	0.76%	$(12,693)
Total Consumer, Cyclical			(32,425)

Industrial
Owens Corning	217	0.31%	6,839
Packaging Corporation of America	265	0.65%	6,134
Mueller Industries, Inc.	746	0.64%	5,691
Knowles Corp.	2,632	0.90%	4,475
TTM Technologies, Inc.	2,703	0.62%	4,365
Snap-on, Inc.	217	0.71%	4,051
Crane Co.	296	0.51%	4,042
Lockheed Martin Corp.	37	0.26%	3,760
Encore Wire Corp.	209	0.38%	3,457
Dorian LPG Ltd.	989	0.23%	1,776
Albany International Corp. — Class A	207	0.28%	1,396
Sanmina Corp.	1,069	0.68%	1,136
Textron, Inc.	259	0.30%	619
Vishay Intertechnology, Inc.	2,998	0.93%	553
Agilent Technologies, Inc.	175	0.37%	(219)
Keysight Technologies, Inc.	205	0.51%	(349)
Atkore, Inc.	114	0.18%	(374)
Insteel Industries, Inc.	319	0.19%	(455)
Louisiana-Pacific Corp.	316	0.31%	(831)
Arrow Electronics, Inc.	97	0.18%	(932)
Simpson Manufacturing Company, Inc.	109	0.19%	(1,156)
UFP Industries, Inc.	174	0.21%	(1,272)
Hillenbrand, Inc.	538	0.38%	(1,509)
Donaldson Company, Inc.	225	0.18%	(1,593)
Toro Co.	150	0.20%	(2,469)
Sturm Ruger & Company, Inc.	498	0.55%	(2,651)
Pentair plc	221	0.19%	(2,731)
Eagle Materials, Inc.	201	0.41%	(4,256)
OSI Systems, Inc.	361	0.49%	(4,269)
Vontier Corp.	812	0.33%	(5,893)
3M Co.	398	0.94%	(6,672)
Garmin Ltd.	510	0.96%	(11,155)
Total Industrial			(492)

Financial
Travelers Companies, Inc.	256	0.74%	10,392
Arch Capital Group Ltd.	1,037	0.79%	8,727
Safety Insurance Group, Inc.	664	0.95%	7,391
Raymond James Financial, Inc.	316	0.55%	7,175
Enstar Group Ltd.	202	0.83%	7,173
Markel Corp.	22	0.51%	5,763
Berkshire Hathaway, Inc. — Class B	34	0.19%	5,535
Everest Re Group Ltd.	108	0.51%	4,914
Preferred Bank/Los Angeles CA	720	0.84%	4,221
ServisFirst Bancshares, Inc.	255	0.38%	3,400
LTC Properties, Inc.	561	0.34%	3,146
Hanover Insurance Group, Inc.	206	0.49%	2,663
Synchrony Financial	303	0.17%	1,902
Omega Healthcare Investors, Inc.	451	0.22%	1,418
Visa, Inc. — Class A	56	0.20%	1,173
Old Republic International Corp.	1,927	0.79%	1,132
BankUnited, Inc.	792	0.55%	1,034
Western Union Co.	1,028	0.30%	890
Morgan Stanley	436	0.60%	734
Equity Commonwealth	417	0.19%	591
National Health Investors, Inc.	357	0.33%	355
Washington Federal, Inc.	486	0.25%	185
United Bankshares, Inc.	1,042	0.57%	60
Fidelity National Financial, Inc.	697	0.54%	(251)
Easterly Government Properties, Inc.	516	0.17%	(304)
Trustmark Corp.	505	0.24%	(310)
Stewart Information Services Corp.	623	0.60%	(313)
Radian Group, Inc.	1,513	0.53%	(321)
Agree Realty Corp.	282	0.30%	(598)
Fulton Financial Corp.	865	0.23%	(604)
Janus Henderson Group plc	757	0.42%	(734)
National Retail Properties, Inc.	623	0.44%	(829)
SEI Investments Co.	238	0.23%	(940)
HomeStreet, Inc.	581	0.44%	(1,118)
Interactive Brokers Group, Inc. — Class A	462	0.48%	(1,166)
First American Financial Corp.	365	0.37%	(1,544)
Spirit Realty Capital, Inc.	498	0.36%	(1,843)
PS Business Parks, Inc.	194	0.52%	(1,944)
Citigroup, Inc.	395	0.33%	(2,326)
Ameris Bancorp	412	0.29%	(2,556)
Meta Financial Group, Inc.	377	0.33%	(2,714)
OneMain Holdings, Inc.	627	0.47%	(3,153)
Mercury General Corp.	1,036	0.90%	(3,209)
MGIC Investment Corp.	2,737	0.58%	(3,290)
National Bank Holdings Corp. — Class A	1,210	0.77%	(3,325)
Piper Sandler Cos.	260	0.54%	(3,800)
Essent Group Ltd.	772	0.50%	(3,861)
Hilltop Holdings, Inc.	878	0.41%	(6,087)

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
AMERISAFE, Inc.	843	0.66%	$(6,240)
Evercore, Inc. — Class A	311	0.55%	(8,464)
Total Financial			18,130

Basic Materials
Westlake Corp.	351	0.69%	10,730
Dow, Inc.	761	0.77%	6,996
LyondellBasell Industries N.V. — Class A	461	0.75%	6,460
NewMarket Corp.	47	0.24%	573
Reliance Steel & Aluminum Co.	124	0.36%	(537)
International Paper Co.	621	0.45%	(1,085)
Linde plc	87	0.44%	(1,411)
Air Products and Chemicals, Inc.	55	0.22%	(1,773)
Valvoline, Inc.	514	0.26%	(2,307)
Total Basic Materials			17,646

Technology
Apple, Inc.	451	1.25%	46,190
Microsoft Corp.	206	1.00%	30,591
CSG Systems International, Inc.	880	0.88%	16,168
Rambus, Inc.	1,109	0.56%	9,738
HP, Inc.	398	0.23%	8,307
NetApp, Inc.	404	0.53%	7,698
ExlService Holdings, Inc.	129	0.29%	4,527
Texas Instruments, Inc.	67	0.19%	4,045
Lumentum Holdings, Inc.	192	0.30%	2,906
Akamai Technologies, Inc.	190	0.36%	1,269
Genpact Ltd.	390	0.27%	641
Cognizant Technology Solutions Corp. — Class A	128	0.18%	521
NetScout Systems, Inc.	446	0.23%	467
Intel Corp.	637	0.50%	357
Progress Software Corp.	451	0.34%	174
Ziff Davis, Inc.	153	0.23%	(284)
Electronic Arts, Inc.	104	0.21%	(443)
Micron Technology, Inc.	134	0.17%	(615)
Skyworks Solutions, Inc.	100	0.21%	(725)
SS&C Technologies Holdings, Inc.	284	0.34%	(1,053)
CommVault Systems, Inc.	178	0.19%	(2,161)
Xperi Holding Corp.	1,289	0.35%	(3,305)
Qorvo, Inc.	86	0.17%	(5,266)
Total Technology			119,747

Communications
Alphabet, Inc. — Class C	28	1.24%	26,464
Amazon.com, Inc.	11	0.57%	12,736
Juniper Networks, Inc.	608	0.36%	9,009
Cisco Systems, Inc.	820	0.72%	8,969
Viavi Solutions, Inc.	1,984	0.50%	6,485
Omnicom Group, Inc.	289	0.39%	5,510
Nexstar Media Group, Inc. — Class A	140	0.42%	5,175
VeriSign, Inc.	94	0.33%	1,218
F5, Inc.	64	0.21%	1,091
Corning, Inc.	287	0.17%	(425)
Meta Platforms, Inc. — Class A	349	1.23%	(743)
Ciena Corp.	168	0.16%	(794)
Shenandoah Telecommunications Co.	982	0.37%	(805)
InterDigital, Inc.	341	0.34%	(1,280)
Interpublic Group of Companies, Inc.	810	0.45%	(1,341)
NETGEAR, Inc.	449	0.18%	(1,642)
Yelp, Inc. — Class A	903	0.49%	(1,824)
Verizon Communications, Inc.	1,144	0.92%	(3,166)
Comcast Corp. — Class A	1,277	0.95%	(3,350)
Total Communications			61,287

Utilities
National Fuel Gas Co.	858	0.93%	13,901
IDACORP, Inc.	449	0.82%	8,672
Southern Co.	450	0.52%	7,203
Chesapeake Utilities Corp.	367	0.80%	6,316
Portland General Electric Co.	913	0.80%	5,117
WEC Energy Group, Inc.	374	0.59%	3,652
Duke Energy Corp.	468	0.83%	3,506
CMS Energy Corp.	851	0.94%	2,618
MGE Energy, Inc.	743	0.94%	2,468
American States Water Co.	12	0.02%	(82)
Otter Tail Corp.	557	0.55%	(197)
California Water Service Group	243	0.23%	(822)
PPL Corp.	1,090	0.49%	(1,166)
Total Utilities			51,186

Energy
Kinder Morgan, Inc.	1,376	0.41%	473
Exxon Mobil Corp.	508	0.66%	20
Total Energy			493
Total GS Equity Long Custom Basket			336,274

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
CoStar Group, Inc.	1,075	(1.03)%	20,047
Driven Brands Holdings, Inc.	2,631	(0.99)%	5,525
Insperity, Inc.	285	(0.41)%	5,494
TransUnion	614	(0.91)%	5,393
Equifax, Inc.	280	(0.95)%	4,680
ASGN, Inc.	509	(0.85)%	3,952

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Natera, Inc.	216	(0.13)%	$3,599
Dun & Bradstreet Holdings, Inc.	2,713	(0.69)%	3,527
ABM Industries, Inc.	571	(0.38)%	1,145
Intellia Therapeutics, Inc.	142	(0.15)%	(101)
Rollins, Inc.	1,985	(1.00)%	(909)
Sysco Corp.	750	(0.88)%	(1,485)
Cintas Corp.	308	(1.88)%	(1,831)
Verisk Analytics, Inc. — Class A	361	(1.11)%	(2,202)
Guardant Health, Inc.	430	(0.41)%	(3,232)
Booz Allen Hamilton Holding Corp.	506	(0.64)%	(3,402)
Viad Corp.	812	(0.41)%	(4,317)
Bunge Ltd.	500	(0.79)%	(10,936)
Total Consumer, Non-cyclical			24,947

Communications
Okta, Inc.	79	(0.17)%	3,647
Lyft, Inc. — Class A	1,551	(0.85)%	3,284
Airbnb, Inc. — Class A	89	(0.22)%	1,917
Trade Desk, Inc. — Class A	254	(0.25)%	(584)
Palo Alto Networks, Inc.	24	(0.21)%	(1,152)
DoorDash, Inc. — Class A	237	(0.40)%	(4,642)
Total Communications			2,470

Consumer, Cyclical
United Airlines Holdings, Inc.	1,655	(1.10)%	15,400
Delta Air Lines, Inc.	2,097	(1.19)%	11,905
Southwest Airlines Co.	858	(0.56)%	9,316
IAA, Inc.	822	(0.45)%	8,484
Freshpet, Inc.	261	(0.38)%	7,647
JetBlue Airways Corp.	1,900	(0.41)%	7,002
MillerKnoll, Inc.	2,328	(1.16)%	6,287
Copart, Inc.	736	(1.32)%	3,376
American Airlines Group, Inc.	5,498	(1.44)%	(902)
Royal Caribbean Cruises Ltd.	255	(0.31)%	(910)
Carnival Corp.	1,033	(0.30)%	(1,948)
Lululemon Athletica, Inc.	83	(0.43)%	(4,318)
Total Consumer, Cyclical			61,339

Financial
Americold Realty Trust	1,835	(0.73)%	16,196
Western Alliance Bancorporation	811	(0.96)%	13,527
SVB Financial Group	77	(0.62)%	8,964
Equinix, Inc.	118	(1.25)%	8,594
First Republic Bank	337	(0.78)%	7,736
BOK Financial Corp.	375	(0.51)%	7,637
CBRE Group, Inc. — Class A	468	(0.61)%	5,045
Equitable Holdings, Inc.	3,316	(1.48)%	4,903
Crown Castle International Corp.	451	(1.19)%	3,852
Invitation Homes, Inc.	2,602	(1.50)%	3,784
Lincoln National Corp.	537	(0.50)%	2,960
SBA Communications Corp.	193	(0.95)%	1,980
Digital Realty Trust, Inc.	287	(0.58)%	1,653
Ameriprise Financial, Inc.	154	(0.66)%	1,553
Signature Bank	174	(0.73)%	1,015
Safehold, Inc.	680	(0.54)%	773
Park Hotels & Resorts, Inc.	4,990	(1.40)%	597
Wells Fargo & Co.	1,024	(0.71)%	458
State Street Corp.	1,167	(1.46)%	233
UDR, Inc.	956	(0.79)%	152
Zions Bancorp North America	1,118	(1.05)%	(50)
Sunstone Hotel Investors, Inc.	5,528	(0.93)%	(562)
RLJ Lodging Trust	7,351	(1.49)%	(935)
Boston Properties, Inc.	212	(0.39)%	(1,419)
KKR & Company, Inc. — Class A	745	(0.62)%	(1,769)
Sun Communities, Inc.	519	(1.30)%	(2,091)
Ryman Hospitality Properties, Inc.	756	(1.01)%	(2,965)
Apple Hospitality REIT, Inc.	1,536	(0.40)%	(3,078)
Northern Trust Corp.	863	(1.44)%	(3,631)
Apartment Income REIT Corp.	2,387	(1.83)%	(3,922)
Comerica, Inc.	988	(1.28)%	(4,976)
Xenia Hotels & Resorts, Inc.	2,628	(0.73)%	(5,022)
Ventas, Inc.	1,334	(1.18)%	(7,795)
Pebblebrook Hotel Trust	3,266	(1.15)%	(9,135)
Welltower, Inc.	981	(1.35)%	(9,221)
Kennedy-Wilson Holdings, Inc.	5,799	(2.03)%	(11,211)
Outfront Media, Inc.	3,342	(1.36)%	(13,245)
Iron Mountain, Inc.	1,733	(1.38)%	(13,506)
Host Hotels & Resorts, Inc.	6,274	(1.75)%	(15,154)
Howard Hughes Corp.	1,078	(1.60)%	(17,817)
Total Financial			(35,892)

Utilities
Entergy Corp.	587	(0.98)%	(3,327)
Spire, Inc.	685	(0.70)%	(3,790)
ONE Gas, Inc.	1,452	(1.84)%	(16,172)
Black Hills Corp.	1,738	(1.92)%	(17,649)
CenterPoint Energy, Inc.	4,074	(1.79)%	(18,012)
Atmos Energy Corp.	1,064	(1.82)%	(19,416)
Edison International	1,888	(1.90)%	(21,493)
Total Utilities			(99,859)

Technology

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ceridian HCM Holding, Inc.	567	(0.56)%	$13,512
Atlassian Corporation plc — Class A	62	(0.26)%	253
Datadog, Inc. — Class A	175	(0.38)%	(1,181)
Zscaler, Inc.	117	(0.40)%	(2,136)
Bill.com Holdings, Inc.	116	(0.38)%	(2,206)
Cloudflare, Inc. — Class A	224	(0.38)%	(2,435)
Leidos Holdings, Inc.	338	(0.52)%	(4,379)
MongoDB, Inc.	75	(0.48)%	(5,990)
Crowdstrike Holdings, Inc. — Class A	128	(0.42)%	(6,077)
KBR, Inc.	1,796	(1.41)%	(24,450)
Total Technology			(35,089)

Industrial
Stericycle, Inc.	1,446	(1.22)%	20,897
Boeing Co.	540	(1.48)%	15,667
MSA Safety, Inc.	333	(0.63)%	2,311
Jacobs Engineering Group, Inc.	849	(1.68)%	1,862
J.B. Hunt Transport Services, Inc.	167	(0.48)%	748
TransDigm Group, Inc.	67	(0.63)%	343
CH Robinson Worldwide, Inc.	421	(0.65)%	(498)
General Electric Co.	505	(0.66)%	(1,113)
Waste Management, Inc.	449	(1.02)%	(5,853)
Howmet Aerospace, Inc.	2,028	(1.05)%	(10,232)
Republic Services, Inc. — Class A	564	(1.07)%	(12,083)
Tetra Tech, Inc.	400	(0.95)%	(21,379)
Casella Waste Systems, Inc. — Class A	1,157	(1.45)%	(31,062)
Total Industrial			(40,392)

Energy
NOV, Inc.	2,340	(0.66)%	(16,659)
Patterson-UTI Energy, Inc.	5,612	(1.25)%	(42,804)
Halliburton Co.	3,675	(2.00)%	(59,780)
Total Energy			(119,243)
Total GS Equity Short Custom Basket			$(241,719)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at March 31, 2022.
[2]	Rate indicated is the 7-day yield as of March 31, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,776,103	$—	$—	$15,776,103
Money Market Fund	394,054	—	—	394,054
Equity Custom Basket Swap Agreements**	—	673,585	—	673,585
Total Assets	$16,170,157	$673,585	$—	$16,843,742

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$479,668	$—	$479,668

**	This derivative is reported as unrealized appreciation/depreciation at period end.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $15,121,800)	$16,170,157
Cash	792
Unrealized appreciation on OTC swap agreements	673,585
Receivables:
Swap settlement	113,758
Dividends	13,138
Fund shares sold	29
Total assets	16,971,459

Liabilities:
Unrealized depreciation on OTC swap agreements	479,668
Payable for:
Management fees	12,749
Transfer agent and administrative fees	3,810
Distribution and service fees	3,166
Portfolio accounting fees	1,416
Trustees’ fees*	185
Fund shares redeemed	10
Miscellaneous	13,740
Total liabilities	514,744
Commitments and contingent liabilities (Note 11)	—
Net assets	$16,456,715

Net assets consist of:
Paid in capital	$17,630,574
Total distributable earnings (loss)	(1,173,859)
Net assets	$16,456,715

A-Class:
Net assets	$7,344,072
Capital shares outstanding	384,260
Net asset value per share	$19.11
Maximum offering price per share (Net asset value divided by 95.25%)	$20.06

C-Class:
Net assets	$269,585
Capital shares outstanding	16,186
Net asset value per share	$16.66

P-Class:
Net assets	$6,281,034
Capital shares outstanding	327,616
Net asset value per share	$19.17

Institutional Class:
Net assets	$2,562,024
Capital shares outstanding	130,363
Net asset value per share	$19.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends	$337,664
Income from securities lending, net	42
Total investment income	337,706

Expenses:
Management fees	154,911
Distribution and service fees:
A-Class	19,684
C-Class	3,398
P-Class	16,317
Transfer agent and administrative fees	47,936
Portfolio accounting fees	17,212
Registration fees	8,624
Professional fees	6,504
Custodian fees	2,453
Trustees’ fees*	2,279
Miscellaneous	3,280
Total expenses	282,598
Net investment income	55,108

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,289,464
Swap agreements	(1,691,749)
Net realized gain	1,597,715
Net change in unrealized appreciation (depreciation) on:
Investments	(1,903,745)
Swap agreements	425,919
Net change in unrealized appreciation (depreciation)	(1,477,826)
Net realized and unrealized gain	119,884
Net increase in net assets resulting from operations	$174,997

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$55,108	$97,883
Net realized gain (loss) on investments	1,597,715	(798,753)
Net change in unrealized appreciation (depreciation) on investments	(1,477,826)	5,450,564
Net increase in net assets resulting from operations	174,997	4,749,694

Distributions to shareholders:
A-Class	(27,317)	(34,330)
P-Class	(23,390)	(28,015)
Institutional Class	(11,910)	(12,375)
Total distributions to shareholders	(62,617)	(74,720)

Capital share transactions:
Proceeds from sale of shares
A-Class	200,135	196,419
C-Class	14,100	8,000
P-Class	732,232	288,465
Institutional Class	519,578	204,066
Distributions reinvested
A-Class	26,405	33,556
P-Class	21,004	25,294
Institutional Class	11,910	12,308
Cost of shares redeemed
A-Class	(994,414)	(1,413,489)
C-Class	(128,923)	(328,519)
P-Class	(930,247)	(1,001,225)
Institutional Class	(211,165)	(367,376)
Net decrease from capital share transactions	(739,385)	(2,342,501)
Net increase (decrease) in net assets	(627,005)	2,332,473

Net assets:
Beginning of year	17,083,720	14,751,247
End of year	$16,456,715	$17,083,720

Capital share activity:
Shares sold
A-Class	10,132	11,844
C-Class	848	564
P-Class	35,907	16,987
Institutional Class	25,124	12,752
Shares issued from reinvestment of distributions
A-Class	1,281	1,950
P-Class	1,016	1,465
Institutional Class	562	697
Shares redeemed
A-Class	(50,960)	(87,189)
C-Class	(7,402)	(23,557)
P-Class	(46,182)	(60,649)
Institutional Class	(10,582)	(22,057)
Net decrease in shares	(40,256)	(147,193)

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$18.98	$14.12	$16.20	$17.41	$15.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.10	.09	.10	— [b]
Net gain (loss) on investments (realized and unrealized)	.14	4.84	(2.04)	(1.02)	1.61
Total from investment operations	.20	4.94	(1.95)	(.92)	1.61
Less distributions from:
Net investment income	(.07)	(.08)	(.13)	—	—
Net realized gains	—	—	—	(.29)	—
Total distributions	(.07)	(.08)	(.13)	(.29)	—
Net asset value, end of period	$19.11	$18.98	$14.12	$16.20	$17.41

Total Return[c]	1.03%	35.04%	(12.15%)	(5.31%)	10.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,344	$8,044	$7,021	$10,143	$4,012
Ratios to average net assets:
Net investment income (loss)	0.30%	0.61%	0.58%	0.58%	0.01%
Total expenses[d,e]	1.66%	1.75%	1.78%	1.78%	1.77%
Portfolio turnover rate	233%	162%	119%	170%	328%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$16.61	$12.39	$14.21	$15.43	$14.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.02)	(.02)	(.07)	(.11)
Net gain (loss) on investments (realized and unrealized)	.13	4.24	(1.80)	(.86)	1.43
Total from investment operations	.05	4.22	(1.82)	(.93)	1.32
Less distributions from:
Net realized gains	—	—	—	(.29)	—
Total distributions	—	—	—	(.29)	—
Net asset value, end of period	$16.66	$16.61	$12.39	$14.21	$15.43

Total Return[c]	0.30%	34.06%	(12.81%)	(6.00%)	9.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$270	$378	$567	$1,424	$11,394
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.16%)	(0.18%)	(0.43%)	(0.74%)
Total expenses[d,e]	2.41%	2.51%	2.53%	2.50%	2.52%
Portfolio turnover rate	233%	162%	119%	170%	328%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$19.04	$14.17	$16.25	$17.47	$15.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.10	.09	.08	— [b]
Net gain (loss) on investments (realized and unrealized)	.14	4.85	(2.04)	(1.01)	1.61
Total from investment operations	.20	4.95	(1.95)	(.93)	1.61
Less distributions from:
Net investment income	(.07)	(.08)	(.13)	—	—
Net realized gains	—	—	—	(.29)	—
Total distributions	(.07)	(.08)	(.13)	(.29)	—
Net asset value, end of period	$19.17	$19.04	$14.17	$16.25	$17.47

Total Return	1.03%	35.09%	(12.17%)	(5.35%)	10.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,281	$6,415	$5,370	$9,303	$12,614
Ratios to average net assets:
Net investment income (loss)	0.30%	0.61%	0.57%	0.47%	0.01%
Total expenses[d,e]	1.66%	1.75%	1.78%	1.77%	1.76%
Portfolio turnover rate	233%	162%	119%	170%	328%

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$19.50	$14.49	$16.60	$17.79	$16.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.15	.14	.12	.05
Net gain (loss) on investments (realized and unrealized)	.14	4.97	(2.10)	(1.02)	1.63
Total from investment operations	.25	5.12	(1.96)	(.90)	1.68
Less distributions from:
Net investment income	(.10)	(.11)	(.15)	—	—
Net realized gains	—	—	—	(.29)	—
Total distributions	(.10)	(.11)	(.15)	(.29)	—
Net asset value, end of period	$19.65	$19.50	$14.49	$16.60	$17.79

Total Return	1.24%	35.47%	(11.96%)	(5.08%)	10.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,562	$2,247	$1,794	$2,018	$2,722
Ratios to average net assets:
Net investment income (loss)	0.55%	0.86%	0.85%	0.72%	0.31%
Total expenses[d,e]	1.41%	1.50%	1.53%	1.51%	1.50%
Portfolio turnover rate	233%	162%	119%	170%	328%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	03/31/22	3/31/21	3/31/20	3/31/19	3/31/18
A-Class	1.66%	1.75%	1.78%	1.78%	1.68%
C-Class	2.41%	2.51%	2.53%	2.50%	2.44%
P-Class	1.66%	1.75%	1.78%	1.77%	1.69%
Institutional Class	1.41%	1.50%	1.53%	1.51%	1.43%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Emerging Markets 2x Strategy Fund H-Class returned -41.31%, while the underlying index returned -19.52% over the same period.

The Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index during the period.

The industries that contributed the most to the performance of the underlying index over the past 12 months were oil, gas & consumable fuels; metals & mining, and IT services. The sectors that detracted the most were internet & direct marketing retail, diversified consumer services, and semiconductors & semiconductor equipment.

The stocks that contributed the most to the return of the underlying index over the past 12 months were Infosys Ltd. ADR, Vale S.A. ADR, and Petroleo Brasileiro Preferred S.A. ADR. The stocks that detracted the most were Alibaba Group Holding Ltd., ADR, Taiwan Semiconductor Manufacturing Co. ADR, and Pinduoduo, Inc. ADR - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

COUNTRY DIVERSIFICATION

Country	% of Total Net Assets
Taiwan, Province of China	22.7%
China	18.7%
India	17.2%
Brazil	14.3%
Cayman Islands	13.3%
Republic of Korea	4.6%
Mexico	4.0%
Other	5.2%
Total Long-Term Investments	100.0%

32 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Ten Largest Holdings	% of Total Net Assets
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11.3%
Alibaba Group Holding Ltd. ADR	8.1%
Infosys Ltd. ADR	3.7%
HDFC Bank Ltd. ADR	3.4%
Vale S.A. ADR	2.7%
JD.com, Inc. ADR	2.5%
ICICI Bank Ltd. ADR	2.0%
Baidu, Inc. ADR	1.5%
NetEase, Inc. ADR	1.4%
Petroleo Brasileiro S.A. ADR	1.3%
Top Ten Total	37.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	(41.30%)	2.40%	(2.24%)
A-Class Shares with sales charge‡	(44.09%)	1.41%	(2.71%)
C-Class Shares	(41.74%)	1.63%	(2.93%)
C-Class Shares with CDSC§	(42.33%)	1.63%	(2.93%)
H-Class Shares	(41.31%)	2.40%	(2.28%)
S&P 500 Index	15.65%	15.99%	14.64%
BNY Mellon Emerging Markets 50 ADR Index	(19.52%)	5.90%	2.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	March 31, 2022
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 56.6%

Technology - 18.4%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,607	$376,066
Infosys Ltd. ADR	4,887	121,638
NetEase, Inc. ADR	504	45,204
United Microelectronics Corp. ADR[1]	3,137	28,609
ASE Technology Holding Company Ltd. ADR[1]	2,322	16,463
Wipro Ltd. ADR	1,999	15,412
Bilibili, Inc. ADR*,1	301	7,699
Total Technology		611,091

Communications - 16.1%
Alibaba Group Holding Ltd. ADR*	2,463	267,974
JD.com, Inc. ADR*	1,403	81,192
Baidu, Inc. ADR*	383	50,671
America Movil SAB de CV — Class L ADR	1,526	32,275
Pinduoduo, Inc. ADR*	593	23,785
Chunghwa Telecom Company Ltd. ADR	514	22,847
Telkom Indonesia Persero Tbk PT ADR	642	20,512
Trip.com Group Ltd. ADR*	663	15,328
Grupo Televisa SAB ADR	684	8,003
SK Telecom Company Ltd. ADR	261	6,689
GDS Holdings Ltd. ADR*,1	154	6,045
Total Communications		535,321

Financial - 8.8%
HDFC Bank Ltd. ADR	1,827	112,050
ICICI Bank Ltd. ADR	3,472	65,760
Banco Bradesco S.A. ADR	6,550	30,392
KB Financial Group, Inc. ADR	528	25,782
Shinhan Financial Group Company Ltd. ADR	698	23,334
China Life Insurance Company Ltd. ADR	2,010	15,256
Woori Financial Group, Inc. ADR	255	9,603
KE Holdings, Inc. ADR*	678	8,387
Total Financial		290,564

Basic Materials - 6.6%
Vale S.A. ADR	4,551	90,974
POSCO Holdings, Inc. ADR	410	24,301
Sasol Ltd. ADR*	782	18,909
Gold Fields Ltd. ADR	1,199	18,537
Sociedad Quimica y Minera de Chile S.A. ADR	193	16,521
Sibanye Stillwater Ltd. ADR	901	14,623
AngloGold Ashanti Ltd. ADR	564	13,361
Suzano S.A. ADR[1]	1,067	12,398
Gerdau S.A. ADR	1,548	9,954
Total Basic Materials		219,578

Energy - 2.1%
Petroleo Brasileiro S.A. ADR	2,514	37,207
China Petroleum & Chemical Corp. ADR	345	17,084
PetroChina Company Ltd. ADR[1]	285	14,407
Total Energy		68,698

Consumer, Non-cyclical - 1.9%
Fomento Economico Mexicano SAB de CV ADR	248	20,547
Ambev S.A. ADR	5,955	19,234
BeiGene Ltd. ADR*	71	13,391
Dr Reddy’s Laboratories Ltd. ADR	164	9,140
Total Consumer, Non-cyclical		62,312

Consumer, Cyclical - 1.7%
NIO, Inc. ADR*	1,810	38,101
Tata Motors Ltd. ADR*,1	476	13,304
Huazhu Group Ltd. ADR	199	6,565
Total Consumer, Cyclical		57,970

Industrial - 1.0%
ZTO Express Cayman, Inc. ADR	596	14,900
Cemex SAB de CV ADR*	2,045	10,818
Grupo Aeroportuario del Pacifico SAB de CV ADR*	47	7,578
Total Industrial		33,296

Total Common Stocks
(Cost $1,542,827)		1,878,830

PREFERRED STOCKS† - 2.4%
Energy - 1.3%
Petroleo Brasileiro S.A.
ADR	3,103	43,380

Financial - 1.1%
Itau Unibanco Holding S.A.
ADR	6,546	37,377

Total Preferred Stocks
(Cost $52,126)		80,757

	Face Amount
REPURCHASE AGREEMENTS††,2 - 61.2%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[3]	$1,364,990	1,364,990
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[3]	525,733	525,733
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[3]	136,691	136,691
Total Repurchase Agreements
(Cost $2,027,414)		2,027,414

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2022
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,4 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.15%[5]	71,513	$71,513
Total Securities Lending Collateral
(Cost $71,513)		71,513

Total Investments - 122.4%
(Cost $3,693,880)		$4,058,514
Other Assets & Liabilities, net - (22.4)%		(744,083)
Total Net Assets - 100.0%		$3,314,431

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	Pay	0.88% (Federal Funds Rate + 0.55%)	At Maturity	04/14/22	492	$1,392,604	$100,758
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	Pay	0.93% (Federal Funds Rate + 0.60%)	At Maturity	04/14/22	1,189	3,365,312	(125,667)
							$4,757,916	$(24,909)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,878,830	$—	$—	$1,878,830
Preferred Stocks	80,757	—	—	80,757
Repurchase Agreements	—	2,027,414	—	2,027,414
Securities Lending Collateral	71,513	—	—	71,513
Equity Index Swap Agreements**	—	100,758	—	100,758
Total Assets	$2,031,100	$2,128,172	$—	$4,159,272

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$125,667	$—	$125,667

**	This derivative is reported as unrealized appreciation/depreciation at period end.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value - including $66,708 of securities loaned (cost $1,666,466)	$2,031,100
Repurchase agreements, at value (cost $2,027,414)	2,027,414
Unrealized appreciation on OTC swap agreements	100,758
Receivables:
Fund shares sold	255,499
Dividends	2,210
Securities lending income	72
Foreign tax reclaims	42
Interest	15
Total assets	4,417,110

Liabilities:
Unrealized depreciation on OTC swap agreements	125,667
Payable for:
Fund shares redeemed	620,864
Swap settlement	274,695
Return of securities lending collateral	71,513
Management fees	2,985
Distribution and service fees	1,023
Transfer agent and administrative fees	892
Portfolio accounting fees	498
Trustees’ fees*	58
Miscellaneous	4,484
Total liabilities	1,102,679
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,314,431

Net assets consist of:
Paid in capital	$17,067,134
Total distributable earnings (loss)	(13,752,703)
Net assets	$3,314,431

A-Class:
Net assets	$193,355
Capital shares outstanding	2,832
Net asset value per share	$68.28
Maximum offering price per share (Net asset value divided by 95.25%)	$71.69

C-Class:
Net assets	$310,734
Capital shares outstanding	4,896
Net asset value per share	$63.47

H-Class:
Net assets	$2,810,342
Capital shares outstanding	41,170
Net asset value per share	$68.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $3,161)	$96,213
Interest	764
Income from securities lending, net	537
Total investment income	97,514

Expenses:
Management fees	49,490
Distribution and service fees:
A-Class	1,023
C-Class	4,016
H-Class	11,724
Transfer agent and administrative fees	15,495
Portfolio accounting fees	8,250
Registration fees	3,396
Professional fees	2,547
Trustees’ fees*	987
Custodian fees	935
Line of credit fees	54
Interest expense	24
Miscellaneous	1,396
Total expenses	99,337
Net investment loss	(1,823)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(783,592)
Swap agreements	(2,791,615)
Net realized loss	(3,575,207)
Net change in unrealized appreciation (depreciation) on:
Investments	(295,062)
Swap agreements	874,018
Net change in unrealized appreciation (depreciation)	578,956
Net realized and unrealized loss	(2,996,251)
Net decrease in net assets resulting from operations	$(2,998,074)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,823)	$(81,228)
Net realized gain (loss) on investments	(3,575,207)	4,340,653
Net change in unrealized appreciation (depreciation) on investments	578,956	(166,042)
Net increase (decrease) in net assets resulting from operations	(2,998,074)	4,093,383

Capital share transactions:
Proceeds from sale of shares
A-Class	2,008,573	8,376,517
C-Class	443,457	412,755
H-Class	145,256,853	119,205,321
Cost of shares redeemed
A-Class	(2,263,993)	(9,178,674)
C-Class	(373,860)	(426,896)
H-Class	(146,662,640)	(116,830,877)
Net increase (decrease) from capital share transactions	(1,591,610)	1,558,146
Net increase (decrease) in net assets	(4,589,684)	5,651,529

Net assets:
Beginning of year	7,904,115	2,252,586
End of year	$3,314,431	$7,904,115

Capital share activity:
Shares sold
A-Class	23,982	77,226
C-Class	4,972	4,706
H-Class	1,624,614	1,339,008
Shares redeemed
A-Class	(26,712)	(85,834)
C-Class	(4,202)	(4,440)
H-Class	(1,641,977)	(1,313,520)
Net increase (decrease) in shares	(19,323)	17,146

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$116.33	$44.29	$71.02	$87.20	$60.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.94)	.17	.40	(.24)
Net gain (loss) on investments (realized and unrealized)	(48.02)	72.98	(26.42)	(16.58)	26.45
Total from investment operations	(48.05)	72.04	(26.25)	(16.18)	26.21
Less distributions from:
Net investment income	—	—	(.48)	—	—
Total distributions	—	—	(.48)	—	—
Net asset value, end of period	$68.28	$116.33	$44.29	$71.02	$87.20

Total Return[b]	(41.30%)	162.66%	(37.27%)	(18.56%)	42.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193	$647	$628	$2,247	$3,187
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(1.10%)	0.25%	0.54%	(0.30%)
Total expenses	1.75%	1.83%	1.86%	1.84%	1.76%
Portfolio turnover rate	266%	632%	974%	1,978%	1,006%

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$108.94	$41.79	$67.53	$83.55	$58.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(1.69)	(.28)	(.22)	(.61)
Net gain (loss) on investments (realized and unrealized)	(44.99)	68.84	(24.98)	(15.80)	25.26
Total from investment operations	(45.47)	67.15	(25.26)	(16.02)	24.65
Less distributions from:
Net investment income	—	—	(.48)	—	—
Total distributions	—	—	(.48)	—	—
Net asset value, end of period	$63.47	$108.94	$41.79	$67.53	$83.55

Total Return[b]	(41.74%)	160.68%	(37.73%)	(19.17%)	41.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$311	$449	$161	$423	$522
Ratios to average net assets:
Net investment income (loss)	(0.55%)	(1.95%)	(0.44%)	(0.33%)	(0.82%)
Total expenses	2.50%	2.57%	2.60%	2.59%	2.56%
Portfolio turnover rate	266%	632%	974%	1,978%	1,006%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$116.30	$44.29	$71.02	$87.21	$61.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(1.28)	(.05)	.50	(.25)
Net gain (loss) on investments (realized and unrealized)	(48.05)	73.29	(26.20)	(16.69)	26.45
Total from investment operations	(48.04)	72.01	(26.25)	(16.19)	26.20
Less distributions from:
Net investment income	—	—	(.48)	—	—
Total distributions	—	—	(.48)	—	—
Net asset value, end of period	$68.26	$116.30	$44.29	$71.02	$87.21

Total Return	(41.31%)	162.59%	(37.27%)	(18.56%)	42.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,810	$6,808	$1,464	$6,636	$27,270
Ratios to average net assets:
Net investment income (loss)	0.01%	(1.29%)	(0.07%)	0.71%	(0.32%)
Total expenses	1.75%	1.81%	1.87%	1.85%	1.77%
Portfolio turnover rate	266%	632%	974%	1,978%	1,006%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2022, Inverse Emerging Markets 2x Strategy Fund H-Class returned 20.97%, while the underlying index returned -19.52% over the same period.

The Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index during the period.

The industries that contributed the most to the performance of the underlying index over the past 12 months were oil, gas & consumable fuels; metals & mining, and IT services. The sectors that detracted the most were internet & direct marketing retail, diversified consumer services, and semiconductors & semiconductor equipment.

The stocks that contributed the most to the return of the underlying index over the past 12 months were Infosys Ltd. ADR, Vale S.A. ADR, and Petroleo Brasileiro Preferred S.A. ADR. The stocks that detracted the most were Alibaba Group Holding Ltd., ADR, Taiwan Semiconductor Manufacturing Co. ADR, and Pinduoduo, Inc. ADR - Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	10 Year
A-Class Shares	20.82%	(24.86%)	(18.38%)
A-Class Shares with sales charge‡	15.08%	(25.59%)	(18.77%)
C-Class Shares	21.13%	(25.06%)	(18.78%)
C-Class Shares with CDSC§	20.13%	(25.06%)	(18.78%)
H-Class Shares	20.97%	(24.62%)	(18.30%)
BNY Mellon Emerging Markets 50 ADR Index	(19.52%)	5.90%	2.72%
S&P 500 Index	15.65%	15.99%	14.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only: performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2022
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 121.4%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[2]	$1,051,696	$1,051,696
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[2]	405,066	405,066
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[2]	105,317	105,317
Total Repurchase Agreements
(Cost $1,562,079)		1,562,079

Total Investments - 121.4%
(Cost $1,562,079)		$1,562,079
Other Assets & Liabilities, net - (21.4)%		(275,332)
Total Net Assets - 100.0%		$1,286,747

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index	Receive	0.13% (Federal Funds Rate - 0.20%)	At Maturity	04/14/22	348	$986,345	$39,035
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index	Pay	(0.12)% (Federal Funds Rate - 0.45%)	At Maturity	04/14/22	549	1,555,018	27,378
							$2,541,363	$66,413

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$1,562,079	$—	$1,562,079
Equity Index Swap Agreements**	—	66,413	—	66,413
Total Assets	$—	$1,628,492	$—	$1,628,492

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Repurchase agreements, at value (cost $1,562,079)	$1,562,079
Unrealized appreciation on OTC swap agreements	66,413
Receivables:
Fund shares sold	907,077
Interest	12
Total assets	2,535,581

Liabilities:
Segregated cash due to broker	50,000
Payable for:
Fund shares redeemed	1,080,393
Swap settlement	116,440
Management fees	762
Transfer agent and administrative fees	228
Distribution and service fees	217
Portfolio accounting fees	127
Trustees’ fees*	7
Miscellaneous	660
Total liabilities	1,248,834
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,286,747

Net assets consist of:
Paid in capital	$21,067,998
Total distributable earnings (loss)	(19,781,251)
Net assets	$1,286,747

A-Class:
Net assets	$14,441
Capital shares outstanding	961
Net asset value per share	$15.03
Maximum offering price per share (Net asset value divided by 95.25%)	$15.78

C-Class:
Net assets	$6,881
Capital shares outstanding	458
Net asset value per share	$15.02

H-Class:
Net assets	$1,265,425
Capital shares outstanding	83,416
Net asset value per share	$15.17

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$348
Total investment income	348

Expenses:
Management fees	6,285
Distribution and service fees:
A-Class	29
C-Class	80
H-Class	1,701
Transfer agent and administrative fees	1,932
Portfolio accounting fees	1,049
Professional fees	138
Registration fees	110
Custodian fees	90
Trustees’ fees*	72
Interest expense	11
Miscellaneous	798
Total expenses	12,295
Net investment loss	(11,947)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	101,770
Futures contracts	(2,467)
Net realized gain	99,303
Net change in unrealized appreciation (depreciation) on:
Swap agreements	28,038
Net change in unrealized appreciation (depreciation)	28,038
Net realized and unrealized gain	127,341
Net increase in net assets resulting from operations	$115,394

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(11,947)	$(16,822)
Net realized gain (loss) on investments	99,303	(1,591,476)
Net change in unrealized appreciation (depreciation) on investments	28,038	36,619
Net increase (decrease) in net assets resulting from operations	115,394	(1,571,679)

Capital share transactions:
Proceeds from sale of shares
A-Class	396,475	55,618
C-Class	353,966	256,178
H-Class	64,024,680	66,477,775
Cost of shares redeemed
A-Class	(371,963)	(136,743)
C-Class	(351,071)	(292,788)
H-Class	(63,288,384)	(65,279,241)
Net increase from capital share transactions	763,703	1,080,799
Net increase (decrease) in net assets	879,097	(490,880)

Net assets:
Beginning of year	407,650	898,530
End of year	$1,286,747	$407,650

Capital share activity:
Shares sold
A-Class	28,584	3,229
C-Class	26,704	11,803
H-Class	4,619,960	3,478,109
Shares redeemed
A-Class	(27,764)	(6,225)
C-Class	(26,690)	(13,555)
H-Class	(4,568,477)	(3,460,171)
Net increase in shares	52,317	13,190

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$12.44	$46.71	$40.57	$39.08	$63.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.54)	(.16)	.23	(.28)
Net gain (loss) on investments (realized and unrealized)	2.82	(33.73)	6.64	1.26 [c]	(24.06)
Total from investment operations	2.59	(34.27)	6.48	1.49	(24.34)
Less distributions from:
Net investment income	—	—	(.34)	—	—
Total distributions	—	—	(.34)	—	—
Net asset value, end of period	$15.03	$12.44	$46.71	$40.57	$39.08

Total Return[b]	20.82%	(73.37%)	16.30%	3.81%	(38.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14	$2	$147	$16	$43
Ratios to average net assets:
Net investment income (loss)	(1.86%)	(1.81%)	(0.37%)	0.51%	(0.64%)
Total expenses	1.87%	1.86%	1.89%	1.88%	1.76%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$12.40	$46.82	$40.45	$39.34	$64.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.69)	(.31)	(.29)	(.74)
Net gain (loss) on investments (realized and unrealized)	2.98	(33.73)	7.02	1.40 [c]	(24.13)
Total from investment operations	2.62	(34.42)	6.71	1.11	(24.87)
Less distributions from:
Net investment income	—	—	(.34)	—	—
Total distributions	—	—	(.34)	—	—
Net asset value, end of period	$15.02	$12.40	$46.82	$40.45	$39.34

Total Return[b]	21.13%	(73.52%)	16.96%	(2.82%)	(38.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7	$6	$103	$3	$19
Ratios to average net assets:
Net investment income (loss)	(2.44%)	(2.62%)	(1.09%)	(0.63%)	(1.46%)
Total expenses	2.48%	2.66%	2.79%	2.53%	2.49%
Portfolio turnover rate	—	—	—	—	—

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$12.54	$46.39	$40.27	$38.77	$63.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.42)	.07	.19	(.30)
Net gain (loss) on investments (realized and unrealized)	2.86	(33.43)	6.39	1.31 [c]	(23.93)
Total from investment operations	2.63	(33.85)	6.46	1.50	(24.23)
Less distributions from:
Net investment income	—	—	(.34)	—	—
Total distributions	—	—	(.34)	—	—
Net asset value, end of period	$15.17	$12.54	$46.39	$40.27	$38.77

Total Return	20.97%	(72.97%)	16.40%	3.87%	(38.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,265	$400	$649	$1,756	$743
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.85%)	0.19%	0.42%	(0.68%)
Total expenses	1.75%	1.89%	1.87%	1.87%	1.77%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2022

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned -10.93% for the one-year period ended March 31, 2022. By comparison, the ICE Bank of America BBB & Lower Sovereign USD External Debt Index returned -8.10% over the same period.

During 2021, credit default swap spreads were stable for most emerging market countries while global and local events contributed to negative performance for the Fund. Beginning in the fall of 2021, global inflationary pressures started to materialize, increasing credit default swap spreads for some emerging market countries. In the first quarter of 2022, the military conflict in Ukraine led to a further increase in credit default swap spreads. The emerging markets countries that saw some of the largest increases in credit default swap spreads were Russia, Ukraine, and Turkey. During this period, Russia was removed from the credit default swap and the Arab Republic of Egypt was added to the credit default swap.

Argentina, South Africa, and the Kingdom of Saudi Arabia experienced some of the largest decreases in credit default swap spreads. These countries benefited from the increase in commodity prices related to inflationary pressures and an expected decrease in the global supply of commodities.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s negative performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2022

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2022

	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	(10.98%)	(0.93%)	0.01%
A-Class Shares with sales charge‡	(15.17%)	(1.89%)	(0.56%)
C-Class Shares	(11.62%)	(1.67%)	(0.79%)
C-Class Shares with CDSC§	(12.47%)	(1.67%)	(0.79%)
H-Class Shares	(10.93%)	(0.94%)	(0.04%)
ICE BofA BBB & Lower Sovereign USD External Debt Index	(8.10%)	0.98%	3.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA BBB & Lower Sovereign USD External Debt Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 31, 2022
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
0.12% due 05/05/22[1,2]	$2,000	$2,000
Total U.S. Treasury Bills
(Cost $2,000)		2,000

REPURCHASE AGREEMENTS††,3 - 49.6%
J.P. Morgan Securities LLC issued 03/31/22 at 0.28% due 04/01/22[4]	201,227	201,227
BofA Securities, Inc. issued 03/31/22 at 0.25% due 04/01/22[4]	77,504	77,504
Barclays Capital, Inc. issued 03/31/22 at 0.24% due 04/01/22[4]	20,151	20,151
Total Repurchase Agreements
(Cost $298,882)		298,882

Total Investments - 49.9%
(Cost $300,882)		$300,882
Other Assets & Liabilities, net - 50.1%		302,168
Total Net Assets - 100.0%		$603,050

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	1	Jun 2022	$114,555	$6
U.S. Treasury 10 Year Note Futures Contracts	1	Jun 2022	122,765	(455)
			$237,320	$(449)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.EM.37.V1	1.00%	Quarterly	06/20/27	$350,000	$(20,475)	$(20,857)	$382

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	Pay	0.93% (Federal Funds Rate + 0.60%)	At Maturity	04/28/22	13,019	$294,360	$4,758

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2022
EMERGING MARKETS BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2022.
CDX.EM.37.V1 — Credit Default Swap Emerging Markets Series 37 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$2,000	$—	$2,000
Repurchase Agreements	—	298,882	—	298,882
Interest Rate Futures Contracts**	6	—	—	6
Credit Default Swap Agreements**	—	382	—	382
Credit Index Swap Agreements**	—	4,758	—	4,758
Total Assets	$6	$306,022	$—	$306,022

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$455	$—	$—	$455
Total Liabilities	$455	$—	$—	$455

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

Assets:
Investments, at value (cost $2,000)	$2,000
Repurchase agreements, at value (cost $298,882)	298,882
Cash	4
Segregated cash with broker	43,700
Unrealized appreciation on OTC swap agreements	4,758
Receivables:
Fund shares sold	264,684
Swap settlement	11,551
Variation margin on futures contracts	147
Protection fees on credit default swap agreements	61
Total assets	625,787

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	20,857
Payable for:
Fund shares redeemed	997
Variation margin on credit default swap agreements	198
Management fees	170
Distribution and service fees	97
Transfer agent and administrative fees	61
Portfolio accounting fees	34
Trustees’ fees*	5
Miscellaneous	318
Total liabilities	22,737
Commitments and contingent liabilities (Note 11)	—
Net assets	$603,050

Net assets consist of:
Paid in capital	$817,072
Total distributable earnings (loss)	(214,022)
Net assets	$603,050

A-Class:
Net assets	$45,681
Capital shares outstanding	732
Net asset value per share	$62.44
Maximum offering price per share (Net asset value divided by 95.25%)	$65.55

C-Class:
Net assets	$63,026
Capital shares outstanding	1,096
Net asset value per share	$57.52

H-Class:
Net assets	$494,343
Capital shares outstanding	7,969
Net asset value per share	$62.03

STATEMENT OF OPERATIONS
Year Ended March 31, 2022

Investment Income:
Interest	$174
Total investment income	174

Expenses:
Management fees	3,731
Distribution and service fees:
A-Class	122
C-Class	656
H-Class	962
Transfer agent and administrative fees	1,393
Portfolio accounting fees	748
Professional fees	189
Trustees’ fees*	73
Custodian fees	66
Miscellaneous	301
Total expenses	8,241
Net investment loss	(8,067)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(24,135)
Futures contracts	(8,972)
Net realized loss	(33,107)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	6,475
Futures contracts	1,573
Net change in unrealized appreciation (depreciation)	8,048
Net realized and unrealized loss	(25,059)
Net decrease in net assets resulting from operations	$(33,126)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(8,067)	$(16,355)
Net realized gain (loss) on investments	(33,107)	184,128
Net change in unrealized appreciation (depreciation) on investments	8,048	7,784
Net increase (decrease) in net assets resulting from operations	(33,126)	175,557

Distributions to shareholders:
A-Class	—	(403)
C-Class	—	(847)
H-Class	—	(6,005)
Total distributions to shareholders	—	(7,255)

Capital share transactions:
Proceeds from sale of shares
A-Class	70,844	344,712
C-Class	35,000	—
H-Class	3,150,944	5,679,241
Distributions reinvested
A-Class	—	403
C-Class	—	847
H-Class	—	6,005
Cost of shares redeemed
A-Class	(67,827)	(1,470,337)
C-Class	(14,478)	(17,197)
H-Class	(2,980,902)	(5,743,063)
Net increase (decrease) from capital share transactions	193,581	(1,199,389)
Net increase (decrease) in net assets	160,455	(1,031,087)

Net assets:
Beginning of year	442,595	1,473,682
End of year	$603,050	$442,595

Capital share activity:
Shares sold
A-Class	993	4,998
C-Class	520	—
H-Class	46,834	80,788
Shares issued from reinvestment of distributions
A-Class	—	5
C-Class	—	12
H-Class	—	82
Shares redeemed
A-Class	(945)	(21,600)
C-Class	(221)	(255)
H-Class	(43,787)	(80,778)
Net increase (decrease) in shares	3,394	(16,748)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.11	$63.93	$74.95	$73.42	$71.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.07)	(1.14)	.03	.10	(.55)
Net gain (loss) on investments (realized and unrealized)	(6.60)	8.16	(4.86)	1.43	2.13
Total from investment operations	(7.67)	7.02	(4.83)	1.53	1.58
Less distributions from:
Net investment income	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	(3.83)	—	—
Total distributions	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$62.44	$70.11	$63.93	$74.95	$73.42

Total Return[b]	(10.98%)	10.92%	(7.41%)	2.08%	2.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46	$48	$1,105	$761	$116
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(1.72%)	0.03%	0.14%	(0.74%)
Total expenses	1.57%	1.74%	1.68%	1.66%	1.58%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$65.07	$59.82	$71.05	$70.12	$69.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.47)	(1.56)	(.46)	(.54)	(1.06)
Net gain (loss) on investments (realized and unrealized)	(6.08)	7.65	(4.58)	1.47	2.05
Total from investment operations	(7.55)	6.09	(5.04)	.93	.99
Less distributions from:
Net investment income	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	(3.83)	—	—
Total distributions	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$57.52	$65.07	$59.82	$71.05	$70.12

Total Return[b]	(11.62%)	10.10%	(8.13%)	1.33%	1.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63	$52	$62	$59	$82
Ratios to average net assets:
Net investment income (loss)	(2.28%)	(2.36%)	(0.61%)	(0.79%)	(1.49%)
Total expenses	2.31%	2.40%	2.42%	2.37%	2.34%
Portfolio turnover rate	—	—	—	—	—

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$69.64	$63.50	$74.52	$72.98	$71.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.07)	(1.14)	.15	.23	(.55)
Net gain (loss) on investments (realized and unrealized)	(6.54)	8.12	(4.98)	1.31	2.11
Total from investment operations	(7.61)	6.98	(4.83)	1.54	1.56
Less distributions from:
Net investment income	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	(3.83)	—	—
Total distributions	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$62.03	$69.64	$63.50	$74.52	$72.98

Total Return	(10.93%)	10.93%	(7.45%)	2.11%	2.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$494	$343	$307	$9,226	$615
Ratios to average net assets:
Net investment income (loss)	(1.52%)	(1.61%)	0.20%	0.32%	(0.75%)
Total expenses	1.56%	1.65%	1.67%	1.70%	1.58%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At March 31, 2022, A-Class, C-Class, H-Class, P-Class, Institutional Class shares have been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2022, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.33% at March 31, 2022.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$268,786	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$6,788,216	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,541,571
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	281,871	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Leverage	$13,262,458	$15,002,728

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$345,833	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate futures contracts	Variation margin on futures contracts	—
Credit/Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements Variation margin on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2022:

Asset Derivative Investments Value
Fund	Swaps Equity Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2022
Long Short Equity Fund	$673,585	$—	$—	$673,585
Emerging Markets 2x Strategy Fund	100,758	—	—	100,758
Inverse Emerging Markets 2x Strategy Fund	66,413	—	—	66,413
Emerging Markets Bond Strategy Fund	—	6	5,140	5,146

Liability Derivative Investments Value
Fund	Swaps Equity Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2022
Long Short Equity Fund	$479,668	$—	$—	$479,668
Emerging Markets 2x Strategy Fund	125,667	—	—	125,667
Emerging Markets Bond Strategy Fund	—	455	—	455

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(1,691,749)	$—	$—	$(1,691,749)
Emerging Markets 2x Strategy Fund	—	(2,791,615)	—	—	(2,791,615)
Inverse Emerging Markets 2x Strategy Fund	(2,467)	101,770	—	—	99,303
Emerging Markets Bond Strategy Fund	—	—	(8,972)	(24,135)	(33,107)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$425,919	$—	$—	$425,919
Emerging Markets 2x Strategy Fund	—	874,018	—	—	874,018
Inverse Emerging Markets 2x Strategy Fund	—	28,038	—	—	28,038
Emerging Markets Bond Strategy Fund	—	—	1,573	6,475	8,048

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks

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NOTES TO FINANCIAL STATEMENTS (continued)

not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$673,585	$—	$673,585	$(579,030)	$—	$94,555
Emerging Markets 2x Strategy Fund	Swap equity contracts	100,758	—	100,758	—	—	100,758
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	66,413	—	66,413	—	(27,378)	39,035
Emerging Markets Bond Strategy Fund	Credit index swap agreements	4,758	—	4,758	—	—	4,758

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$479,668	$—	$479,668	$(479,668)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	125,667	—	125,667	(125,667)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse Emerging Markets 2x Strategy Fund	Goldman Sachs International	Total return swap agreements	$—	$50,000
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	43,700	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2022, GFD retained sales charges of $136,076 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bond
0.28%			2.38%
Due 04/01/22	$151,286,307	$151,287,484	05/15/51	$155,999,600	$154,312,098

BofA Securities, Inc.			U.S. Treasury Note
0.25%			1.25%
Due 04/01/22	58,268,731	58,269,135	04/30/28	63,485,700	59,434,112

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.24%			0.13%
Due 04/01/22	15,149,870	15,149,971	01/15/30	14,626,728	15,452,970

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the year while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Emerging Markets 2x Strategy Fund	$66,708	$(66,708)	$—	$71,513	$—	$71,513

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$62,617	$—	$62,617

The tax character of distributions paid during the year ended March 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$74,720	$—	$74,720
Emerging Markets Bond Strategy Fund	7,255	—	7,255

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$13,693	$—	$1,280,263	$(2,467,815)	$(1,173,859)
Emerging Markets 2x Strategy Fund	—	—	(2,395)	(13,750,308)	(13,752,703)
Inverse Emerging Markets 2x Strategy Fund	—	—	66,413	(19,847,664)	(19,781,251)
Emerging Markets Bond Strategy Fund	—	—	5,139	(219,161)	(214,022)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of March 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total
Fund	Short-Term	Long-Term	Capital Loss Carryforward
Long Short Equity Fund	$(2,467,815)	$—	$(2,467,815)
Emerging Markets 2x Strategy Fund	(12,587,907)	(1,162,401)	(13,750,308)
Inverse Emerging Markets 2x Strategy Fund	(18,965,464)	(878,736)	(19,844,200)
Emerging Markets Bond Strategy Fund	(214,722)	(4,439)	(219,161)

For the year ended March 31, 2022, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Long Short Equity Fund	$1,339,667
Inverse Emerging Markets 2x Strategy Fund	99,303

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts and swap agreements, losses deferred due to wash sales, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, the “mark-to-market” of certain derivatives, and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Emerging Markets 2x Strategy Fund	$(1,823)	$1,823
Inverse Emerging Markets 2x Strategy Fund	(10,718)	10,718
Emerging Markets Bond Strategy Fund	(2,917)	2,917

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$15,197,568	$2,291,285	$(1,011,022)	$1,280,263
Emerging Markets 2x Strategy Fund	4,036,000	290,015	(292,410)	(2,395)
Inverse Emerging Markets 2x Strategy Fund	1,562,079	66,413	—	66,413
Emerging Markets Bond Strategy Fund	300,883	5,593	(454)	5,139

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2022, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until April 1, 2022:

Fund	Ordinary	Capital
Inverse Emerging Markets 2x Strategy Fund	$(3,464)	$—

Note 9 – Securities Transactions

For the year ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$39,423,548	$42,093,037
Emerging Markets 2x Strategy Fund	9,597,075	10,606,875

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Emerging Markets 2x Strategy Fund	$—	$170,817	$301

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.26% for the year ended March 31, 2022. The Funds did not have any borrowings outstanding under this agreement at March 31, 2022.

THE RYDEX FUNDS ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2022, were as follows:

Fund	Average Daily Balance
Emerging Markets 2x Strategy Fund	$4,268

Note 11 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Rydex Series Funds. Defendants filed an opposition to the certiorari petition on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Rydex Series Funds related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19 and Other Market Risks

The outbreak of COVID-19 and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates. Recently,

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NOTES TO FINANCIAL STATEMENTS (concluded)

the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by a Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political, social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Changing economic, political, geopolitical, social, or, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by a Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 13 – Subsequent Events

On May 25, 2022, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement will take effect on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 26, 2022

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2022, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Long Short Equity Fund	100.00%	100.00%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge, upon request, by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2022 and March 31, 2021 were $893,061 and $893,061, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2022 and March 31, 2021 were $451,975 and $440,430, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2022 and March 31, 2021 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1. Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2. Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a. Pre-Approval Requirements

i. Categories of Services to be Reviewed and Considered for Pre-Approval

1. Audit Services

a. Annual financial statement audits

b. Seed audits (related to new product filings, as required)

c. SEC and regulatory filings and consents

2. Audit-Related Services

a. Accounting consultations

b. Fund merger/reorganization support services

c. Other accounting related matters

d. Agreed upon procedures reports

e. Attestation reports

f. Other internal control reports

3. Tax Services

a. Recurring tax services:

i. Preparation of Federal and state income tax returns, including extensions

ii. Preparation of calculations of taxable income, including fiscal year tax designations

iii. Preparation of annual Federal excise tax returns (if applicable)

iv. Preparation of calendar year excise distribution calculations

v. Calculation of tax equalization on an as-needed basis

vi. Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii. Preparation of the estimated excise distribution calculations on an as-needed basis

viii.Preparation of calendar year shareholder reporting designations on Form 1099

ix. Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x. Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi. Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b. Permissible non-recurring tax services upon request:

i. Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii. Assistance with corporate actions and tax treatment of complex securities and structured products

iii. Assistance with IRS ruling requests and calculation of deficiency dividends

iv. Conduct training sessions for the Adviser’s internal tax resources

v. Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi. Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii. RIC qualification reviews

viii.Tax distribution analysis and planning

ix. Tax authority examination services

x. Tax appeals support services

xi. Tax accounting methods studies

xii. Fund merger, reorganization and liquidation support services

xiii.Tax compliance, planning and advice services and related projects

xiv. Assistance with out of state residency status

xv. Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $451,975 and $440,430, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2022

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.